                                                                   June 30, 2004
                                                              Semi-Annual Report

                                                  NML Variable Annuity Account B

                                        Nontax - Qualified Annuities
                                        Individual Retirement Annuities
                                        Roth IRAs
                                        Simplified Employee Pension Plan IRAs
Northwestern Mutual                     SIMPLE IRAs
Series Fund Inc., Fidelity              Tax Deferred Annuities
VIP Mid Cap Portfolio and               457 Deferred Compensation Plan Annuities
Russell Investment Funds                Non-Transferable Annuities

The Northwestern Mutual
Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202
(414) 271-1444
www.northwesternmutual.com

                                                   [LOGO] Northwestern Mutual(R)

90-1776 (0786) (REV 0704)

Letter to Contract Owners

June 30, 2004

In the first six months of 2004, the economy as a whole continued to strengthen. Real GDP rose at an annual rate of 4.5% in the quarter ended March 31, 2004, then slowed to a 3% rate in the June 30 quarter. Although experience indicates that a strong stock market would be the norm when the economy is growing at this pace, the market was up only marginally for the first half of the year. For the six months ended June 30, 2004, the S&P 500 Index (a widely used benchmark of U.S. equity performance) had a total return of 2.60%. The S&P Small-Cap 600 had a total return of 9.59% for the six months, and the S&P MidCap 400 had a total return of 5.50%. Among industry sectors, the energy sector has been strongest, while the information technology sector has lagged the market over the past six months.

For the past three years, the Federal Reserve has steadily reduced interest rates in an effort to stimulate economic growth. On June 30, 2004, the Fed reversed this pattern, raising its target for the Federal Funds rate by 25 basis points (equivalent to a quarter of a percentage point) from the lowest level in 46 years. This move had been widely anticipated, in part because of signs that inflation is increasing and also because of Fed communications in recent months. In anticipation of further tightening, bond yields have increased, and the yield curve (which depicts the relationship between short-term and long-term interest rates) has become decidedly steeper. Since bond prices move in the opposite direction of interest rates, returns on most bonds were negative in the first half of 2004. Much of the negative performance occurred in the second quarter of 2004, following signs of economic improvement (notably in the job market.)

The stock market exhibited normal volatility during the first quarter of 2004, then traded in a much narrower range from April through June of 2004. This lack of volatility and relatively low volume might suggest widespread consensus as to the future direction of the economy. In fact, there are widely divergent viewpoints among economists, and many of these opinions are also supported by credible evidence. Further uncertainty is created by the ongoing conflict in Iraq and the upcoming presidential election.

There are many reasons to regard the current economic recovery as part of a typical cyclical pattern. Consumer trends, particularly retail sales and housing, remain strong, and consumer confidence rose sharply in June of 2004. Although individuals' stock portfolios are still well below their peak in early 2000, much of the shortfall in consumer wealth has been made up by increasing equity in real estate, as home prices have risen. After a long period of weakness, employment is increasing: over a million new jobs were created in the first six months of 2004. Corporate balance sheets are in excellent condition, and earnings reports have been quite positive in recent months. Business spending for capital goods is increasing, driven by strong demand, positive corporate cash flow, and tax policies that encourage investment.
But there are also negatives. Encouraged by low interest rates and readily available credit, consumers have taken on high levels of debt. This consumer debt, much of it at floating rates, will become more burdensome as interest rates rise. While overall inflation remains relatively modest, prices of essentials such as food, energy and health care are rising, and these cost increases could further strain consumers. There are concerns about the rising federal budget deficit and the loss of jobs to lower-wage countries such as China and India. The Federal Reserve's maintenance of very low interest rates more than two years into a recovery indicates their concern about the fragility of the economy.

Investing in capital markets always involves making judgments in the face of economic and business uncertainties. We believe that it will be many months before the questions that are affecting the markets are fully resolved, and that means a particularly challenging environment for investors. If economic strength prevails, investors should benefit from holding equities. If a more negative scenario develops, less risky investments should fare better.

For many investors, a well-diversified portfolio of funds should provide the best long-term solution. As you evaluate your own portfolio and its suitability for your situation and objectives, we urge you to take advantage of the considerable expertise available through the Northwestern Mutual Financial Network. As always, we are committed to helping our clients plan and invest to meet their goals.

[PHOTO]

Edward J. Zore
[PHOTO]

Mark G. Doll

/s/ Edward J. Zore
/s/ Mark G. Doll

                  Edward J. Zore               Mark G. Doll
                President and Chief        Senior Vice President
                 Executive Officer              Investments

                The Northwestern Mutual Life Insurance Company

                                    [GRAPHIC]

                             Northwestern Mutual(R)

How To Get More Information

Northwestern Mutual Express:

1-800-519-4665
Get up-to-date information about your contract at your convenience with your contract number and your Personal Identification Number (PIN). Call toll-free to review contract values and unit values, transfer among portfolios, change the allocation and obtain fund performance information.

Changing your asset allocations through Northwestern Mutual Express, or through a written request on a Transfer or Allocation Change form, will terminate existing portfolio rebalancing elections.

Information on the Internet:

Northwestern Mutual Financial Network
                                 WWW.NMFN.COM

For information about Northwestern Mutual visit us on our Website. Included is information on Daily Variable Annuity Unit Value Prices, Current Performance, and Fund Information. Contact Your Northwestern Mutual Investment Services representative if you have questions about your contract or any of the contract owner privileges.

 Contract Owner Privileges



Free Transfers Among Portfolios
You can change your investment allocation or transfer values among the portfolios by calling the Northwestern Mutual Express line at 800-519-4665. Also, you can Mail or Fax the request forms to the Home Office for the same day changes.

Northwestern Mutual is not currently charging a fee for transfers, but reserves the right to charge $25 for each transfer exceeding 12 in a contract year. The amount and timing restrictions discussed here do not apply to interest sweeps from the GIF to the variable funds. The GIF is ONLY available in the Front-Load design in NJ, OR, UT, WA, and the GIF is NOT available in either design in MA.

Contract Owner Communications
Northwestern Mutual Express gives you 24-hour access to your contract. You receive Confirmation Statements on each transaction and VA Quarterly Summary Statements.

Automatic Investment Plan
You can invest via the Electronic Funds Transfer (EFT) Plan. Your bank can transmit money safely and quickly from your bank checking or NOW account.

A program of regular investing cannot assure a profit or protect against a loss in a declining market.

Automatic Dollar Cost Averaging Plan
Your money is automatically transferred from the Money Market Portfolio to any of the variable portfolios on a monthly, quarterly or semi-annual basis.

Dollar cost averaging does not assure a profit or protect against loss in a declining market. Carefully consider your willingness to continue payments during periods of low prices.

Portfolio Rebalancing
To help maintain your asset allocation plan percentage over time, this service will automatically readjust the asset allocations back to the desired specified percentages.

Only contracts with accumulation values of $10,000 or more are eligible. Portfolio rebalancing may only be used with the variable funds, not the Guaranteed Interest Fund, and may not be used in conjunction with dollar cost averaging.

All investments are subject to market risks and a loss of principal. The investment return and principal value will fluctuate, and when sold, may be more or less than their original cost, and could result in a taxable event.

Interest Sweeps
The Interest Sweep service will automatically sweep or transfer interest earnings from the Guaranteed Interest Fund (GIF) to any of the variable investment options. Interest earning can be swept monthly, quarterly, semi-annual, or annual.

Only contracts with $10,000 or more in the GIF are eligible. The amount and timing restrictions that ordinarily apply to transfers between the GIF and the variable funds do not apply to interest sweeps. The GIF is ONLY available in the Front-Load design in NJ, OR, UT, WA, and the GIF is NOT available in either design in MA.

Systematic Withdrawal Plan
While your contract is in the accumulation phase, you can arrange to automatically withdraw money to generate a payment stream.

Automatic Required Minimum Distribution (RMD)
You can arrange for your required minimum distribution (RMD) to be sent to you automatically once you turn age 70 1/2. (IRA, SEP-IRA, SIMPLE IRA, TDA 403(b) and Former Pension Annuity Contracts).

Special Withdrawal Privilege
You can withdraw 10% of the contract's accumulation value without a surrender charge, if the contract has at least a $10,000 balance, beginning on the first contract anniversary.

Terminal Illness Benefit*
Withdrawal charges are waived if the primary Annuitant is terminally ill and has a life expectancy of 12 months or less.

Nursing Home Benefit*
Withdrawal charges are waived after the first contract anniversary if the primary annuitant's confinement is medically necessary for at least 90 consecutive days in a licensed nursing facility or hospital.

*The benefit is not available in MA, NJ, NY and TX.

                                   Contents

 Performance Summary for NML Variable Annuity Account B

 Northwestern Mutual Series Fund, Inc. - Semi-Annual Report

 Fidelity VIP Mid Cap Portfolio - Semi-Annual Report
   (This report follows the end of the Northwestern Mutual Series Fund, Inc.)

 Russell Investment Funds - Semi-Annual Report
   (This report follows the end of the Fidelity VIP Mid Cap Portfolio.)

 NML Variable Annuity Account B Financial Statements

 Performance Summary  as of June 30, 2004

Front Load Contract (Series QQ)

                                                                                               Franklin
                                                       T. Rowe                                 Templeton   AllianceBernstein
Total return(j)                         Small Cap    Price Small   Aggressive  International International      Mid Cap
at unit value                          Growth Stock   Cap Value   Growth Stock    Growth        Equity           Value
(as of 06/30/04)                         Division     Division      Division     Division      Division        Division
-----------------------------------------------------------------------------------------------------------------------------
1 year................................     24.68%       26.03%        17.09%       24.56%        26.76%          25.41%
5 years...............................     75.68%          --          9.65%          --          6.72%             --
  Annualized..........................     11.93%          --          1.86%          --          1.31%             --
10 years(g)...........................        --           --        158.90%          --         95.25%             --
  Annualized..........................        --           --          9.98%          --          6.92%             --
Since division inception in Account B.    112.34%(b)    36.88%(c)        --        10.05%(c)        --           34.98%(d)
  Annualized..........................     15.68%       11.37%           --         3.34%           --           29.38%
Since portfolio inception(a)..........        --           --            --           --            --              --
  Annualized..........................        --           --            --           --            --              --
Current Yield(h)......................

Front Load Contract (Series RR)
-----------------------------------------------------------------------------------------------------------------------------
1 year................................     23.91%       25.25%        16.36%       23.79%        25.97%          24.64%
5 years...............................     73.96%          --          8.53%          --          5.62%             --
  Annualized..........................     11.71%          --          1.65%          --          1.10%             --
10 years(g)...........................        --           --        155.16%          --         92.35%             --
  Annualized..........................        --           --          9.82%          --          6.76%             --
Since portfolio inception in Account B    110.17%(b)    35.77%(c)        --         9.18%(c)        --           34.13%(d)
  Annualized..........................     15.45%       11.06%           --         3.06%           --           28.68%
Since portfolio inception(a)..........        --           --            --           --            --              --
  Annualized..........................        --           --            --           --            --              --
Current Yield(h)......................

Back Load Contract Without Surrender (Series QQ/RR)
-----------------------------------------------------------------------------------------------------------------------------
1 year................................     28.60%       29.99%        20.76%       28.47%        30.74%          29.35%
5 years...............................     74.20%          --          8.74%          --          5.83%             --
  Annualized..........................     11.74%          --          1.69%          --          1.14%             --
10 years(g)...........................        --           --        144.45%          --         84.22%             --
  Annualized..........................        --           --          9.35%          --          6.30%             --
Since portfolio inception in Account B    110.17%(b)    38.53%(c)        --        11.39%(c)        --           38.99%(d)
  Annualized..........................     15.45%       11.83%           --         3.77%           --           32.68%
Since portfolio inception(a)..........        --           --            --           --            --              --
  Annualized..........................        --           --            --           --            --              --
Current Yield(h)......................


Total return(j)                        Index 400
at unit value                            Stock
(as of 06/30/04)                       Division
--------------------------------------------------
1 year................................   21.81%
5 years...............................   43.10%
  Annualized..........................    7.43%
10 years(g)...........................      --
  Annualized..........................      --
Since division inception in Account B.   50.87%(b)
  Annualized..........................    8.28%
Since portfolio inception(a)..........      --
  Annualized..........................      --
Current Yield(h)......................

Front Load Contract (Series RR)
-----------------------------------------------------------------------------
1 year................................   21.05%
5 years...............................   41.64%
  Annualized..........................    7.21%
10 years(g)...........................      --
  Annualized..........................      --
Since portfolio inception in Account B   49.29%(b)
  Annualized..........................    8.06%
Since portfolio inception(a)..........      --
  Annualized..........................      --
Current Yield(h)......................

Back Load Contract Without Surrender (Series QQ/RR)
--------------------------------------------------------------------------------------------------------
1 year................................   25.64%
5 years...............................   41.84%
  Annualized..........................    7.24%
10 years(g)...........................      --
  Annualized..........................      --
Since portfolio inception in Account B   49.37%(b)
  Annualized..........................    8.07%
Since portfolio inception(a)..........      --
  Annualized..........................      --
Current Yield(h)......................

All total return figures are for divisions of NML Variable Annuity Account B and are based on the change in unit value, which reflects expenses, such as account charges and fees applied at the contract level; figures for the Front Load contract reflect a maximum sales load of 4% for the Series QQ and 4.5% for the Series RR; figures for the Series QQ Back Load contract with a surrender reflect deductions for a maximum 8% withdrawl charge, declining at a rate of 1% per year; figures for the Series RR Back Load contract with surrender reflect deductions for a maximum of 6% withdrawl charge for the first three years, declining at a rate of 1% per year thereafter. The data reflects an initial contract size of $10,000 for the Front Load (minimum size) and $1,000 for the Back Load. Performance data quoted represents past results and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance for other separate accounts will differ.

(a)Returns stated are as of the inception date of the portfolio which preceeds availability in Account B. See the following footnotes for portfolio inception dates.
(b)Inception date of 4/30/99.
(c)Inception date of 7/31/01.
(d)Inception date of 5/1/03.
(e)Inception date of this division in the Account B was 5/1/03. Actual fund inception was 12/28/98. Performance quoted prior to 5/1/03 is based on actual investment experience, adjusted for expenses of the product and premium charges.
(f)Inception date of this division in Account B was 4/30/99. Actual fund inception was 1/2/97. Performance quoted prior to 4/30/99 is based on actual investment experience, adjusted for expenses of the product and premium charges.
(g)10 year return for this division in Account B.
(h)For the seven-day period ended June 30, 2004, the Money Market Portfolio's yield was 1.24% and was equivalent to a compound effective yield of 1.24%. The seven-day yield does not include deductions that are included in the separate accounts. The yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.
(j)Returns shown include any fee waivers in effect and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced.

                                  Capital    T. Rowe
   Janus                          Guardian    Price
  Capital     Growth   Large Cap  Domestic    Equity    Index 500   Asset              High Yield  Select
Appreciation  Stock    Core Stock  Equity     Income      Stock   Allocation  Balanced    Bond      Bond
  Division   Division   Division  Division   Division   Division   Division   Division  Division  Division
----------------------------------------------------------------------------------------------------------
   15.09%       7.98%      9.60%   18.08%     14.49%      13.62%     8.00%       4.78%    8.78%    (4.80%)
      --      (18.12%)   (29.07%)     --         --      (15.88%)      --        5.15%   20.15%    34.52%
      --       (3.92%)    (6.64%)     --         --       (3.40%)      --        1.01%    3.74%     6.11%
      --      140.01%     98.19%      --         --      180.63%       --      134.79%   91.81%    90.91%
      --        9.15%      7.08%      --         --       10.87%       --        8.91%    6.73%     6.68%
   20.76%(d)      --         --     2.97%(c)  23.45%(d)      --      2.56%(c)      --       --        --
   17.59%         --         --     1.01%     19.83%         --      0.87%         --       --        --
      --          --         --       --         --          --        --          --       --        --
      --          --         --       --         --          --        --          --       --        --

----------------------------------------------------------------------------------------------------------
   14.38%       7.32%      8.93%   17.35%     13.78%      12.92%     7.33%       4.13%    8.11%    (5.39%)
      --      (18.93%)   (29.79%)     --         --      (16.71%)      --        4.06%   18.94%    33.19%
      --       (4.11%)    (6.83%)     --         --       (3.59%)      --        0.80%    3.53%     5.90%
      --      136.30%     95.25%      --         --      176.36%       --      131.15%   88.95%    87.89%
      --        8.98%      6.92%      --         --       10.70%       --        8.74%    6.57%     6.51%
   20.00%(d)      --         --     2.14%(c)  22.67%(d)      --      1.73%(c)      --       --        --
   16.95%         --         --     0.73%     19.18%         --      0.59%         --       --        --
      --          --         --       --         --          --        --          --       --        --
      --          --         --       --         --          --        --          --       --        --

----------------------------------------------------------------------------------------------------------
   18.71%      11.38%     13.05%   21.79%     18.09%      17.19%    11.39%       8.07%   12.20%    (1.81%)
      --      (18.80%)   (29.68%)     --         --      (16.58%)      --        4.22%   19.11%    33.38%
      --       (4.08%)    (6.80%)     --         --       (3.56%)      --        0.83%    3.56%     5.93%
      --      126.52%     87.01%      --         --      164.85%       --      121.56%   80.95%    80.10%
      --        8.52%      6.46%      --         --       10.23%       --        8.28%    6.11%     6.06%
   24.36%(d)      --         --     4.23%(c)  27.13%(d)      --      3.81%(c)      --       --        --
   20.59%         --         --     1.43%     22.89%         --      1.29%         --       --        --
      --          --         --       --         --          --        --          --       --        --
      --          --         --       --         --          --        --          --       --        --

 Performance Summary, continued  as of June 30, 2004

Front Load Contract (Series QQ)

                                                             Russell      Russell                              Russell
                                     Money   Fidelity VIP  Multi-Style   Aggressive   Russell     Russell    Real Estate
Total return(j) at unit value (as    Market    Mid Cap       Equity        Equity     Non-U.S.   Core Bond   Securities
of 06/30/04)                        Division   Division     Division      Division    Division   Division     Division
-------------------------------------------------------------------------------------------------------------------------
1 year.............................  (3.33%)     28.90%       12.82%       23.22%     26.49%       (3.34%)      23.63%
5 years............................  10.30%         --       (24.60%)      17.68%     (3.94%)      29.40%       84.65%
 Annualized........................   1.98%         --        (5.49%)       3.31%     (0.80%)       5.29%       13.05%
10 years(g)........................  40.11%         --           --           --         --           --           --
 Annualized........................   3.43%         --           --           --         --           --           --
Since division inception in
 Account B.........................     --       42.56%(e)   (22.41%)(f)   24.25%(f)  (3.47%)(f)   27.55%(f)    81.74%(b)
 Annualized........................     --       35.60%       (4.79%)       4.29%     (0.68%)       4.82%       12.25%
Since portfolio inception(a).......     --      144.54%(e)    38.43%(f)    60.51%(f)  15.25%(f)    49.21%(f)       --
 Annualized........................     --       17.64%        4.44%        6.52%      1.91%        5.49%          --
Current Yield(h)...................   1.24%

Front Load Contract (Series RR)
-------------------------------------------------------------------------------------------------------------------------
1 year.............................  (3.93%)     28.10%       12.12%       22.46%     25.71%       (3.94%)      22.86%
5 years............................   9.17%         --       (25.35%)      16.49%     (4.90%)      28.12%       82.78%
 Annualized........................   1.77%         --        (5.68%)       3.10%     (1.00%)       5.08%       12.82%
10 years(g)........................  38.09%         --           --           --         --           --           --
 Annualized........................   3.28%         --           --           --         --           --           --
Since portfolio inception in
 Account B.........................     --       41.66%(e)   (23.21%)(f)   22.97%(f)  (4.42%)(f)   26.24%(f)    79.91%(b)
 Annualized........................     --       34.86%       (4.98%)       4.08%     (0.87%)       4.61%       12.03%
Since portfolio inception(a).......     --      141.95%(e)    36.70%(f)    58.50%(f)  13.81%(f)    47.35%(f)       --
 Annualized........................     --       17.41%        4.26%        6.34%      1.74%        5.31%          --
Current Yield(h)...................   1.24%

Back Load Contract Without Surrender (Series QQ/RR)
-------------------------------------------------------------------------------------------------------------------------
1 year.............................  (0.29%)     32.95%       16.36%       27.09%     30.46%       (0.31%)      27.51%
5 years............................   9.38%         --       (25.23%)      16.66%     (4.76%)      28.30%       83.02%
 Annualized........................   1.81%         --        (5.65%)       3.13%     (0.97%)       5.11%       12.85%
10 years(g)........................  32.32%         --           --           --         --           --           --
 Annualized........................   2.84%         --           --           --         --           --           --
Since portfolio inception in
 Account B.........................     --       46.81%(e)   (23.21%)(f)   22.97%(f)  (4.42%)(f)   26.30%(f)    79.91%(b)
 Annualized........................     --       39.06%       (4.98%)       4.08%     (0.87%)       4.62%       12.03%
Since portfolio inception(a).......     --      141.26%(e)    33.91%(f)    55.28%(f)  11.49%(f)    44.35%(f)       --
 Annualized........................     --       17.35%        3.98%        6.05%      1.46%        5.02%          --
Current Yield(h)...................   1.24%

All total return figures are for divisions of NML Variable Annuity Account B and are based on the change in unit value, which reflects expenses, such as account charges and fees applied at the contract level; figures for the Front Load contract reflect a maximum sales load of 4% for the Series QQ and 4.5% for the Series RR; figures for the Series QQ Back Load contract with a surrender reflect deductions for a maximum 8% withdrawl charge, declining at a rate of 1% per year; figures for the Series RR Back Load contract with surrender reflect deductions for a maximum of 6% withdrawl charge for the first three years, declining at a rate of 1% per year thereafter. The data reflects an initial contract size of $10,000 for the Front Load (minimum size) and $1,000 for the Back Load. Performance data quoted represents past results and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance for other separate accounts will differ.

(a)Returns stated are as of the inception date of the portfolio which preceeds availability in Account B. See the following footnotes for portfolio inception dates.
(b)Inception date of 4/30/99.
(c)Inception date of 7/31/01.
(d)Inception date of 5/1/03.
(e)Inception date of this division in the Account B was 5/1/03. Actual fund inception was 12/28/98. Performance quoted prior to 5/1/03 is based on actual investment experience, adjusted for expenses of the product and premium charges.
(f)Inception date of this division in Account B was 4/30/99. Actual fund inception was 1/2/97. Performance quoted prior to 4/30/99 is based on actual investment experience, adjusted for expenses of the product and premium charges.
(g)10 year return for this division in Account B.
(h)For the seven-day period ended June 30, 2004, the Money Market Portfolio's yield was 1.24% and was equivalent to a compound effective yield of 1.24%. The seven-day yield does not include deductions that are included in the separate accounts. The yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.
(j)Returns shown include any fee waivers in effect and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced.

 Performance Summary, continued  as of June 30, 2004

Back Load Contract With Surrender (Series QQ)

                                                                                       Franklin
                                               T. Rowe                                 Templeton   AllianceBernstein
Total return(j) with            Small Cap    Price Small   Aggressive  International International      Mid Cap      Index 400
surrender charge (as of        Growth Stock   Cap Value   Growth Stock    Growth        Equity           Value         Stock
06/30/04)                        Division     Division      Division     Division      Division        Division      Division
--------------------------------------------------------------------------------------------------------------------------------
1 year........................     20.60%       21.99%        12.76%       20.47%        22.74%          21.35%        17.64%
5 years.......................     70.18%          --          4.74%          --          1.81%             --         37.85%
 Annualized...................     11.22%          --          0.93%          --          0.36%             --          6.63%
10 years(g)...................        --           --        144.45%          --         84.22%             --            --
 Annualized...................        --           --          9.35%          --          6.30%             --            --
Since division inception in
 Account B....................    107.17%(b)    32.52%(c)        --         5.40%(c)        --           31.99%(d)     46.32%(b)
 Annualized...................     15.13%       10.14%           --         1.82%           --           26.92%         7.64%
Since portfolio inception(a)..        --           --            --           --            --              --            --
 Annualized...................        --           --            --           --            --              --            --
Current Yield(h)..............

Back Load Contract With Surrender (Series RR)
--------------------------------------------------------------------------------------------------------------------------------
1 year........................     22.60%       23.99%        14.76%       22.47%        24.74%          23.35%        19.64%
5 years.......................     70.18%          --          4.74%          --          1.81%             --         37.85%
 Annualized...................     11.22%          --          0.93%          --          0.36%             --          6.63%
10 years(g)...................        --           --        144.45%          --         84.22%             --            --
 Annualized...................        --           --          9.35%          --          6.30%             --            --
Since division inception in
 Account B....................    107.17%(b)    32.52%(c)        --         5.40%(c)        --           33.00%(d)     46.32%(b)
 Annualized...................     15.13%       10.14%           --         1.82%           --           27.75%         7.64%
Since portfolio inception(a)..        --           --            --           --            --              --            --
 Annualized...................        --           --            --           --            --              --            --
Current Yield(h)..............

All total return figures are for divisions of NML Variable Annuity Account B and are based on the change in unit value, which reflects expenses, such as account charges and fees applied at the contract level; figures for the Front Load contract reflect a maximum sales load of 4% for the Series QQ and 4.5% for the Series RR; figures for the Series QQ Back Load contract with a surrender reflect deductions for a maximum 8% withdrawl charge, declining at a rate of 1% per year; figures for the Series RR Back Load contract with surrender reflect deductions for a maximum of 6% withdrawl charge for the first three years, declining at a rate of 1% per year thereafter. The data reflects an initial contract size of $10,000 for the Front Load (minimum size) and $1,000 for the Back Load. Performance data quoted represents past results and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance for other separate accounts will differ.

(a)Returns stated are as of the inception date of the portfolio which preceeds availability in Account B. See the following footnotes for portfolio inception dates.
(b)Inception date of 4/30/99.
(c)Inception date of 7/31/01.
(d)Inception date of 5/1/03.
(e)Inception date of this division in the Account B was 5/1/03. Actual fund inception was 12/28/98. Performance quoted prior to 5/1/03 is based on actual investment experience, adjusted for expenses of the product and premium charges.
(f)Inception date of this division in Account B was 4/30/99. Actual fund inception was 1/2/97. Performance quoted prior to 4/30/99 is based on actual investment experience, adjusted for expenses of the product and premium charges.
(g)10 year return for this division in Account B.
(h)For the seven-day period ended June 30, 2004, the Money Market Portfolio's yield was 1.24% and was equivalent to a compound effective yield of 1.24%. The seven-day yield does not include deductions that are included in the separate accounts. The yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.
(j)Returns shown include any fee waivers in effect and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced.

 Performance Summary, continued  as of June 30, 2004

Back Load Contract With Surrender (Series QQ)

                                                                        Capital    T. Rowe
                                         Janus                Large     Guardian    Price
Total return(j)                         Capital     Growth   Cap Core   Domestic    Equity    Index 500   Asset
with surrender charge                 Appreciation  Stock     Stock      Equity     Income      Stock   Allocation
(as of 06/30/04)                        Division   Division  Division   Division   Division   Division   Division
--------------------------------------------------------------------------------------------------------------------
1 year...............................    10.71%       3.38%     5.05%   13.79%      10.09%       9.19%     3.39%
5 years..............................       --      (22.83%)  (33.66%)     --          --      (20.56%)      --
  Annualized.........................       --       (5.05%)   (7.88%)     --          --       (4.50%)      --
10 years(g)..........................       --      126.52%    87.01%      --          --      164.85%       --
  Annualized.........................       --        8.52%     6.46%                  --       10.23%       --
Since division inception in Account B    17.36%(d)      --        --    (1.77%)(c)  20.12%(d)      --     (2.20%)(c)
  Annualized.........................    14.74%         --        --    (0.61%)     17.05%         --     (0.76%)
Since portfolio inception(a).........       --          --        --       --          --          --        --
  Annualized.........................       --          --        --       --          --          --        --
Current Yield(h).....................

Back Load Contract With Surrender (Series RR)
--------------------------------------------------------------------------------------------------------------------
1 year...............................    12.71%       5.38%     7.05%   15.79%      12.09%      11.19%     5.39%
5 years..............................       --      (22.83%)  (33.66%)     --          --      (20.56%)      --
  Annualized.........................       --       (5.05%)   (7.88%)     --          --       (4.50%)      --
10 years(g)..........................       --      126.52%    87.01%      --          --      164.85%       --
  Annualized.........................       --        8.52%     6.46%      --          --       10.23%       --
Since division inception in Account B    18.35%(d)      --        --    (1.77%)(c)  21.12%(d)      --     (2.20%)(c)
  Annualized.........................    15.57%         --        --    (0.61%)     17.89%         --     (0.76%)
Since portfolio inception(a).........       --          --        --       --          --          --        --
  Annualized.........................       --          --        --       --          --          --        --
Current Yield(h).....................

All total return figures are for divisions of NML Variable Annuity Account B and are based on the change in unit value, which reflects expenses, such as account charges and fees applied at the contract level; figures for the Front Load contract reflect a maximum sales load of 4% for the Series QQ and 4.5% for the Series RR; figures for the Series QQ Back Load contract with a surrender reflect deductions for a maximum 8% withdrawl charge, declining at a rate of 1% per year; figures for the Series RR Back Load contract with surrender reflect deductions for a maximum of 6% withdrawl charge for the first three years, declining at a rate of 1% per year thereafter. The data reflects an initial contract size of $10,000 for the Front Load (minimum size) and $1,000 for the Back Load. Performance data quoted represents past results and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance for other separate accounts will differ.

(a)Returns stated are as of the inception date of the portfolio which preceeds availability in Account B. See the following footnotes for portfolio inception dates.
(b)Inception date of 4/30/99.
(c)Inception date of 7/31/01.
(d)Inception date of 5/1/03.
(e)Inception date of this division in the Account B was 5/1/03. Actual fund inception was 12/28/98. Performance quoted prior to 5/1/03 is based on actual investment experience, adjusted for expenses of the product and premium charges.
(f)Inception date of this division in Account B was 4/30/99. Actual fund inception was 1/2/97. Performance quoted prior to 4/30/99 is based on actual investment experience, adjusted for expenses of the product and premium charges.
(g)10 year return for this division in Account B.
(h)For the seven-day period ended June 30, 2004, the Money Market Portfolio's yield was 1.24% and was equivalent to a compound effective yield of 1.24%. The seven-day yield does not include deductions that are included in the separate accounts. The yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.
(j)Returns shown include any fee waivers in effect and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced.

                                                          Russell      Russell                              Russell
         High Yield  Select               Fidelity VIP  Multi-Style   Aggressive   Russell     Russell    Real Estate
Balanced    Bond      Bond   Money Market   Mid Cap       Equity        Equity     Non-U.S.   Core Bond   Securities
Division  Division  Division   Division     Division     Division      Division    Division   Division     Division
----------------------------------------------------------------------------------------------------------------------
   0.07%    4.20%    (9.81%)    (8.29%)       24.95%        8.36%       19.09%     22.46%       (8.31%)      19.51%
   0.25%   15.14%    29.40%      5.36%           --       (29.23%)      12.70%     (8.77%)      24.32%       79.01%
   0.05%    2.86%     5.29%      1.05%           --        (6.68%)       2.42%     (1.82%)       4.45%       12.35%
 121.56%   80.95%    80.10%     32.32%           --           --           --         --           --           --
   8.28%    6.11%     6.06%      2.84%           --           --           --         --           --           --
     --       --        --         --         39.81%(e)   (26.21%)(f)   19.94%(f)  (7.42%)(f)   23.27%(f)    76.94%(b)
     --       --        --         --         33.35%       (5.71%)       3.58%     (1.48%)       4.13%       11.67%
     --       --        --         --        138.26%(e)    32.91%(f)    54.28%(f)  10.49%(f)    43.35%(f)       --
     --       --        --         --         17.09%        3.87%        5.96%      1.34%        4.93%          --
                                 1.24%

----------------------------------------------------------------------------------------------------------------------
   2.07%    6.20%    (7.81%)    (6.29%)       26.95%       10.36%       21.09%     24.46%       (6.31%)      21.51%
   0.25%   15.14%    29.40%      5.36%           --       (29.23%)      12.70%     (8.77%)      24.32%       79.01%
   0.05%    2.86%     5.29%      1.05%           --        (6.68%)       2.42%     (1.82%)       4.45%       12.35%
 121.56%   80.95%    80.10%     32.32%           --           --           --         --           --           --
   8.28%    6.11%     6.06%      2.84%           --           --           --         --           --           --
     --       --        --         --         40.81%(e)   (26.21%)(f)   19.94%(f)  (7.42%)(f)   23.27%(f)    76.94%(b)
     --       --        --         --         34.17%       (5.71%)       3.58%     (1.48%)       4.13%       11.67%
     --       --        --         --        138.26%(e)    32.91%(f)    54.28%(f)  10.49%(f)    43.35%(f)       --
     --       --        --         --         17.09%        3.87%        5.96%      1.34%        4.93%          --
                                 1.24%

 Guaranteed Interest Fund (GIF)


--------------------------------------------------------------------------------

Description:                                                                                        Net Assets:
Amounts you invest in the Guaranteed Interest        Each purchase payment or amount transferred to $446 million
Fund earn interest at rates we declare from time to  the GIF becomes part of Northwestern Mutual's
time. We will guarantee the interest rate for each   general assets, which are all of the Company's
amount for at least one year. The interest rate will assets except those held in separate accounts.
be at an annual effective rate of the minimum
guaranteed rate for the state of issue, which is in  The GIF is ONLY available in the Front-Load
the contract. At the expiration of the period for    design in NJ, OR, UT, WA, and the GIF is NOT
which we guarantee the interest rate, we will        available in either design in MA.
declare a new interest rate. We credit interest and
compound it daily.

                           RR Series Historic Rates+
     -----------------------------------------------------------------------------------------
                            Front-End                         Back-End
                            ---------                         --------
                   New Money            Renewal         New Money            Renewal
                     Rate                Rate             Rate                Rate
               -------------------------------------------------------------------------------
               *Minimum Guaranteed *Minimum Guaranteed *Minimum Guaranteed *Minimum Guaranteed
     Beginning -------------------------------------------------------------------------------
     of Month  1.5%    2.25% 3.00% 1.5%    2.25% 3.00% 1.5%      3.0%      1.5%      3.0%
     -         -------------------------------------------------------------------------------
       6/1/04  3.20%   3.20% 3.00% 2.70%   2.70% 3.00% 2.45%     3.00%     1.95%     3.00%
       5/1/04  3.10%   3.10% 3.00% 2.85%   2.85% 3.00% 2.35%     3.00%     2.10%     3.00%
       4/1/04  2.30%   2.30% 3.00% 2.30%   2.30% 3.00% 1.55%     3.00%     1.55%     3.00%
       3/1/04  2.30%   2.30% 3.00% 2.30%   2.30% 3.00% 1.55%     3.00%     1.55%     3.00%
       2/1/04  2.45%   2.45% 3.00% 2.55%   2.55% 3.10% 1.70%     3.00%     1.80%     3.00%
       1/1/04  2.55%   2.55% 3.00% 2.55%   2.55% 3.00% 1.80%     3.00%     1.80%     3.00%
      12/1/03  2.45%   2.45% 3.00% 2.70%   2.70% 3.00% 1.70%     3.00%     1.95%     3.00%
      11/1/03  2.65%   2.65% 3.00% 2.90%   2.90% 3.00% 1.90%     3.00%     2.15%     3.00%
      10/1/03  2.30%   2.30% 3.00% 2.55%   2.55% 3.00% 1.55%     3.00%     1.80%     3.00%
       9/1/03  2.70%   2.70% 3.00%  --      --   3.00% 1.95%     3.00%      --       3.00%
       8/1/03   --      --   3.00%  --      --   3.00%  --       3.00%      --       3.00%
       7/1/03   --      --   3.00%  --      --   3.00%  --       3.00%      --       3.00%
     -----------------------------------------------------------------------------------------

+ These rates do not reflect the $30 annual contract fee. The maximum transfer amount from the GIF to a variable fund can not be less than $1,000 or greater than $50.000. The limit does not apply in New York. Investments in the GIF are subject to a maximum limit of $100,000 without our prior consent. In states where the annual effective interest rate may not be less than 3% in all years, the maximum limit without our consent is $50,000. For contracts issued prior to September 2, 2003, or pending state approval, investments in the GIF are subject to a maximum limit of $1 million ($250,000 in New York) without prior consent. Contractual minimum rates vary by state.
* The "MINIMUM GUARANTEED" could range from 1.0% to at least 3.0% depending on your state. Please consult with your Financial Representative or call the Customer Service Line at 1-888-455-2232 to get the current GIF interest rate in your state.

                                    [GRAPHIC]




                Semi-Annual Report June 30, 2004
[LOGO] Northwestern Mutual(R)

          ---------------------------------------------------------

                Northwestern Mutual Series Fund, Inc.

                A Series Fund Offering Eighteen Portfolios

                . Small Cap Growth Stock Portfolio
                . T. Rowe Price Small Cap Value Portfolio
                . Aggressive Growth Stock Portfolio
                . International Growth Portfolio
                . Franklin Templeton International Equity Portfolio . AllianceBernstein Mid Cap Value Portfolio
                . Index 400 Stock Portfolio
                . Janus Capital Appreciation Portfolio
                . Growth Stock Portfolio
                . Large Cap Core Stock Portfolio
                . Capital Guardian Domestic Equity Portfolio
                . T. Rowe Price Equity Income Portfolio
                . Index 500 Stock Portfolio
                . Asset Allocation Portfolio
                . Balanced Portfolio
                . High Yield Bond Portfolio
                . Select Bond Portfolio
                . Money Market Portfolio

                     Northwestern Mutual Series Fund, Inc.

                               Table of Contents


          Series Fund Objectives and Schedules of Investments

              Small Cap Growth Stock Portfolio...................  1

              T. Rowe Price Small Cap Value Portfolio............  3

              Aggressive Growth Stock Portfolio..................  6

              International Growth Portfolio.....................  8

              Franklin Templeton International Equity Portfolio.. 11

              AllianceBernstein Mid Cap Value Portfolio.......... 13

              Index 400 Stock Portfolio.......................... 15

              Janus Capital Appreciation Portfolio............... 20

              Growth Stock Portfolio............................. 21

              Large Cap Core Stock Portfolio..................... 23

              Capital Guardian Domestic Equity Portfolio......... 25

              T. Rowe Price Equity Income Portfolio.............. 27

              Index 500 Stock Portfolio.......................... 29

              Asset Allocation Portfolio......................... 35

              Balanced Portfolio................................. 46

              High Yield Bond Portfolio.......................... 57

              Select Bond Portfolio.............................. 62

              Money Market Portfolio............................. 68

          Statements of Assets and Liabilities................... 70

          Statements of Operations............................... 72

          Statement of Changes in Net Assets..................... 74

          Financial Highlights................................... 83

          Notes to Series Fund Financial Statements.............. 92

 Small Cap Growth Stock Portfolio


Northwestern Mutual Series Funds
Schedule of Investments
June 30, 2004 (unaudited)


                                                    Shares/  Value
            Common Stocks (95.9%)                    $ Par  $ (000)
            -------------------------------------------------------

            Consumer Discretionary (22.7%)
            Aaron Rents, Inc.                       238,195  7,893
            *AnnTaylor Stores Corp.                 244,650  7,090
            *Coach, Inc.                             90,100  4,072
            *Cumulus Media, Inc. -- Class A         116,300  1,955
            *Digital Theater Systems, Inc.          140,300  3,669
            *Getty Images, Inc.                      86,650  5,199
            *Guitar Center, Inc.                    156,000  6,937
            *Multimedia Games, Inc.                 319,800  8,576
            *O'Reilly Automotive, Inc.              165,100  7,463
            *Orbitz, Inc. -- Class A                 54,800  1,185
            Orient-Express Hotel, Ltd. -- Class A   381,750  6,467
            *Pinnacle Entertainment, Inc.           311,100  3,923
            Polaris Industries, Inc.                 96,400  4,627
            *Sharper Image Corp.                    135,300  4,247
            *The Sports Authority, Inc.              52,000  1,867
            Station Casinos, Inc.                   106,250  5,143
            Thor Industries, Inc.                   189,200  6,331
            *WMS Industries, Inc.                   179,900  5,361
                                                            ------
                Total                                       92,005
                                                            ------

            Consumer Staples (2.9%)
            *Peet's Coffee & Tea, Inc.              190,100  4,751
            *United Natural Foods, Inc.             206,600  5,972
            *Wild Oats Markets, Inc.                 86,500  1,217
                                                            ------
                Total                                       11,940
                                                            ------

            Energy (5.9%)
            *FMC Technologies, Inc.                 178,700  5,147
            *Grant Prideco, Inc.                    347,700  6,418
            *National-Oilwell, Inc.                 196,950  6,202
            Patterson-UTI Energy, Inc.              183,500  6,131
                                                            ------
                Total                                       23,898
                                                            ------

            Financials (4.3%)
            BankAtlantic Bancorp, Inc. -- Class A   120,000  2,214
            Boston Private Financial Holdings, Inc.  85,200  1,973
            Investors Financial Services Corp.      127,550  5,558
            National Financial Partners, Corp.      154,400  5,446
            *Silicon Valley Bancshares               61,100  2,423
                                                            ------
                Total                                       17,614
                                                            ------

            Health Care (19.3%)
            *AmSurg Corp.                           226,300  5,687
            *Bio-Rad Laboratories, Inc. -- Class A   35,000  2,060
            *Bradley Pharmaceuticals, Inc.          134,400  3,750
            *Cerner Corp.                           106,100  4,730
            *Endocardial Solutions, Inc.            205,100  2,123
            *Inveresk Research Group, Inc.          141,000  4,348
            *Kyphon, Inc.                           179,300  5,053
            *Nabi Biopharmaceuticals                108,300  1,540
            *Patterson Dental Co.                    56,700  4,337
            *Pediatrix Medical Group, Inc.           67,700  4,729
            *Providence Service Corp.               178,500  3,354
            *Psychiatric Solutions, Inc.            218,600  5,450

                                                      Shares/  Value
           Common Stocks (95.9%)                       $ Par  $ (000)
           ----------------------------------------------------------

           Health Care continued
           *Radiation Therapy Services, Inc.           80,000  1,136
           *Renal Care Group, Inc.                    119,100  3,946
           *ResMed, Inc.                              150,100  7,648
           *Salix Pharmaceuticals, Ltd.                60,300  1,987
           Select Medical Corp.                       189,000  2,536
           *Ventana Medical Systems, Inc.             133,300  6,336
           *VistaCare -- Class A                      105,600  1,959
           *Wright Medical Group, Inc.                163,900  5,835
                                                              ------
               Total                                          78,544
                                                              ------

           Industrials (16.2%)
           C.H. Robinson Worldwide, Inc.              157,650  7,227
           The Corporate Executive Board Co.          142,000  8,205
           *Corrections Corp. of America              159,450  6,297
           *Education Management Corp.                 96,900  3,184
           *Forward Air Corp.                         118,900  4,447
           *Intersections, Inc.                       127,300  3,054
           *Knight Transportation, Inc.               220,352  6,331
           *Marlin Business Services, Inc.            258,600  3,887
           MSC Industrial Direct Co., Inc. -- Class A 221,600  7,277
           *Pacer International, Inc.                 176,850  3,272
           *Resources Connection, Inc.                114,700  4,486
           *School Specialty, Inc.                    138,300  5,022
           Strayer Education, Inc.                     27,000  3,012
                                                              ------
               Total                                          65,701
                                                              ------

           Information Technology (18.4%)
           *Amphenol Corp. -- Class A                 190,600  6,351
           *Brooks Automation, Inc.                   184,408  3,716
           *Cognizant Technology Solutions Corp.      242,200  6,154
           *Cree, Inc.                                157,800  3,674
           *Digital Insight Corp.                     179,600  3,723
           *Digital River, Inc.                        60,700  1,981
           *Electronics for Imaging, Inc.             230,300  6,507
           *Entegris, Inc.                            332,700  3,849
           *Euronet Worldwide, Inc.                   201,200  4,654
           *Genesis Microchip, Inc.                   224,300  3,089
           *Hyperion Solutions Corp.                  101,950  4,457
           *Inforte Corp.                             296,300  2,992
           *MKS Instruments, Inc.                     161,250  3,680
           *NETGEAR, Inc.                             164,500  1,767
           *O2Micro International, Ltd.               182,650  3,111
           *Plexus Corp.                              115,000  1,553
           *Tollgrade Communications, Inc.            351,550  3,733
           *Varian, Inc.                               65,050  2,742
           *Verint Systems, Inc.                      148,800  5,092
           *Westell Technologies, Inc. -- Class A     334,800  1,707
                                                              ------
               Total                                          74,532
                                                              ------

           Materials (4.3%)
           Airgas, Inc.                               307,650  7,355
           Minerals Technologies, Inc.                103,200  5,986
           Silgan Holdings, Inc.                      101,700  4,100
                                                              ------
               Total                                          17,441
                                                              ------

                                               Small Cap Growth Stock Portfolio

 Small Cap Growth Stock Portfolio


                                                   Shares/   Value
            Common Stocks (95.9%)                   $ Par   $ (000)
            --------------------------------------------------------

            Other Holdings (1.9%)
            iShares Russell 2000 Index Fund          66,200   7,804
                                                            -------
                Total                                         7,804
                                                            -------

                Total Common Stocks
                 (Cost: $329,615)                           389,479
                                                            -------

            Money Market Investments (4.3%)
            --------------------------------------------------------

            Agricultural Services (0.8%)
            Cargill, Inc., 1.44%, 7/1/04          3,100,000   3,100
                                                            -------
                Total                                         3,100
                                                            -------

            Federal Government & Agencies (1.1%)
            Federal Home Loan Bank,
             1.055%, 7/16/04                      4,500,000   4,498
                                                            -------
                Total                                         4,498
                                                            -------

            Finance Lessors (1.2%)
            Receivable Capital Trust,
             1.30%, 7/27/2004                     5,000,000   4,995
                                                            -------
                Total                                         4,995
                                                            -------

            Short Term Business Credit (1.2%)
            (b)Sheffield Receivables,
             1.24%, 7/20/04                       5,000,000   4,997
                                                            -------
                Total                                         4,997
                                                            -------

                Total Money Market Investments
                 (Cost: $17,590)                             17,590
                                                            -------

                Total Investments (100.2%)
                 (Cost $347,205)(a)                         407,069
                                                            -------

                Other Assets, Less Liabilities
                 (-0.2%)                                       (938)
                                                            -------

                Total Net Assets (100.0%)                   406,131
                                                            -------

* Non-Income Producing

(a)At June 30, 2004 the aggregate cost of securities for federal tax purposes was $347,205 and the net unrealized appreciation of investments based on that cost was $59,864 which is comprised of $71,987 aggregate gross unrealized appreciations and $12,123 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

                                                        Unrealized
                                                       Appreciation/
                                  Number of Expiration Depreciation
            Issuer (000's)        Contracts    Date       (000's)
            --------------------------------------------------------
            Russell 2000 Index
             Futures                 16        9/04         $40
            (Total Notional Value
             at June 30, 2004,
             $4,699 )

    The Accompanying Notes are an Integral Part of the Financial Statements

Small Cap Growth Stock Portfolio

 T. Rowe Price Small Cap Value Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
June 30, 2004 (unaudited)

                                                     Shares/  Value
           Common Stocks (96.7%)                      $ Par  $ (000)
           ---------------------------------------------------------

           Consumer Discretionary (17.1%)
           Aaron Rents, Inc.                          72,700  2,409
           Aaron Rents, Inc. -- Class A                3,150     95
           Abercrombie & Fitch Co. -- Class A          4,900    190
           *Big Lots, Inc.                            12,600    182
           *Cablevision Systems Corp.                 18,500    364
           *Cox Radio Inc. -- Class A                  7,600    132
           CSS Industries, Inc.                       32,500  1,139
           *Culp, Inc.                                30,400    237
           Dillard's, Inc. -- Class A                 10,800    241
           Dow Jones & Co., Inc.                       7,500    338
           Eastman Kodak Co.                           2,000     54
           *Entercom Communications Corp. --
            Class A                                   10,700    399
           Family Dollar Stores, Inc.                 11,300    344
           Fred's, Inc.                               54,050  1,194
           The Gap, Inc.                               4,200    102
           Hancock Fabrics, Inc.                      43,400    553
           Haverty Furniture Companies, Inc.          74,500  1,302
           *Journal Register Co.                      47,900    958
           *Lamar Advertising Co. -- Class A           1,900     82
           Matthews International Corp. -- Class A    60,400  1,990
           Meredith Corp.                              3,400    187
           The New York Times Co. -- Class A           4,900    219
           Newell Rubbermaid, Inc.                    13,900    327
           Pearson PLC-Sponsored ADR                  30,000    374
           *RARE Hospitality International, Inc.      61,650  1,535
           Reuters Group PLC-Spons ADR                 7,700    314
           Ruby Tuesday, Inc.                         92,300  2,533
           *Saga Communications, Inc. -- Class A      64,500  1,177
           *Scholastic Corp.                           9,900    297
           SCP Pool Corp.                             34,950  1,573
           Sinclair Broadcast Group, Inc. -- Class A  18,200    187
           Skyline Corp.                              22,900    931
           Stanley Furniture Co., Inc.                22,000    926
           *Stein Mart, Inc.                         104,420  1,698
           *TBC Corp.                                 57,200  1,361
           *Unifi, Inc.                              114,400    335
           The Washington Post Co. -- Class B            249    232
                                                             ------
               Total                                         26,511
                                                             ------

           Consumer Staples (1.6%)
           Archer-Daniels-Midland Co.                  6,800    114
           Campbell Soup Co.                          11,800    317
           Casey's General Stores, Inc.               65,300  1,195
           Costco Wholesale Corp.                      3,300    136
           H.J. Heinz Co.                              7,000    274
           *Wild Oats Markets, Inc.                   37,100    522
                                                             ------
               Total                                          2,558
                                                             ------

           Energy (7.7%)
           *Atwood Oceanics, Inc.                     18,300    764
           Baker Hughes, Inc.                          1,900     72
           CARBO Ceramics, Inc.                       18,500  1,263

                                                   Shares/  Value
              Common Stocks (96.7%)                 $ Par  $ (000)
              ----------------------------------------------------

              Energy continued
              *Cooper Cameron Corp.                 6,600     321
              Diamond Offshore Drilling, Inc.      31,600     753
              *Forest Oil Corp.                    54,250   1,482
              *Grant Prideco, Inc.                 24,700     456
              *Hanover Compressor Co.              20,500     244
              *Key Energy Services, Inc.            5,100      48
              *Lone Star Technologies, Inc.        23,100     637
              *Magnum Hunter Resources, Inc.       89,900     933
              Murphy Oil Corp.                      2,700     199
              Penn Virginia Corp.                  44,000   1,589
              *Petroleum Geo-Services-ADR           3,200     129
              *TETRA Technologies, Inc.            50,550   1,357
              *Todco -- Class A                    67,700   1,047
              *W-H Energy Services, Inc.           32,100     629
                                                           ------
                  Total                                    11,923
                                                           ------

              Financials (21.6%)
              Allied Capital Corp.                 44,000   1,074
              American Capital Strategies, Ltd.    20,800     583
              Aon Corp.                             3,400      97
              Apartment Investment and
               Management Co. -- Class A           10,900     339
              Bedford Property Investors, Inc.     34,700   1,015
              Brown & Brown, Inc.                  35,100   1,513
              The Charles Schwab Corp.             35,200     338
              Charter One Financial, Inc.           5,000     221
              Citizens Banking Corp.                4,300     134
              Commerce Bancshares, Inc.             3,530     162
              *Conseco Inc.                        12,000     239
              East West Bancorp, Inc.              65,400   2,008
              Equity Office Properties Trust        3,300      90
              Federated Investors, Inc. -- Class B  4,100     124
              First Financial Fund, Inc.           56,500   1,003
              First Horizon National Corp.          5,400     246
              First Republic Bank                  44,300   1,908
              *Genworth Financial, Inc.            17,700     406
              Glenborough Realty Trust, Inc.       26,700     490
              Huntington Bancshares, Inc.          16,500     378
              Innkeepers USA Trust                 66,400     685
              Janus Capital Group, Inc.            16,300     269
              Kilroy Realty Corp.                  42,100   1,436
              LaBranche & Co., Inc.                19,800     167
              Lasalle Hotel Properties             41,300   1,008
              Loews Corp.                           3,300     198
              *Markel Corp.                         4,400   1,221
              Midland Co.                          27,300     809
              National Commerce Financial Corp.     6,700     218
              Northern Trust Corp.                  7,800     330
              *Ohio Casualty Corp.                 13,000     262
              *ProAssurance Corp.                  55,900   1,907
              Protective Life Corp.                 4,200     162
              Radian Group, Inc.                    6,600     316
              Reckson Associates Realty Corp.       4,000     110
              SAFECO Corp.                          9,400     414

                                        T. Rowe Price Small Cap Value Portfolio

 T. Rowe Price Small Cap Value Portfolio


                                                      Shares/  Value
           Common Stocks (96.7%)                       $ Par  $ (000)
           ----------------------------------------------------------

           Financials continued
           Scottish Annuity & Life Holdings, Ltd.     36,100     839
           *Silicon Valley Bancshares                 51,200   2,030
           The St. Paul Travelers Companies, Inc.     12,030     488
           Sun Communities, Inc.                      32,300   1,216
           Synovus Financial Corp.                    14,100     357
           TCF Financial Corp.                         5,400     313
           Texas Regional Bancshares, Inc. -- Class A 59,300   2,722
           *Triad Guaranty, Inc.                      32,000   1,862
           Union Planters Corp.                        8,800     262
           UnumProvident Corp.                        18,700     297
           Washington Real Estate Trust               29,800     876
           XL Capital, Ltd. -- Class A                 3,300     249
                                                              ------
               Total                                          33,391
                                                              ------

           Health Care (5.8%)
           AmerisourceBergen Corp.                     5,500     329
           Analogic Corp.                             10,300     437
           *Andrx Corp.                                2,400      67
           Arrow International, Inc.                  18,530     554
           *Barr Laboratories, Inc.                    4,000     135
           *Bone Care International, Inc.             50,500   1,183
           *Diversa Corp.                             76,200     772
           *Exelixis Inc.                             65,500     661
           *HEALTHSOUTH Corp.                         46,200     275
           *Human Genome Sciences, Inc.                5,700      66
           *King Pharmaceuticals, Inc.                23,100     264
           *Laboratory Corp. of America Holdings       1,300      52
           *Lexicon Genetics Inc.                     92,500     725
           *Lincare Holdings, Inc.                    10,400     342
           *MedImmune, Inc.                           17,800     417
           *Neighborcare, Inc.                        13,900     435
           Owens & Minor, Inc.                        65,300   1,691
           *Tenet Healthcare Corp.                    30,200     405
           Valeant Pharmaceuticals International Co.   3,800      76
           *Vertex Pharmaceuticals, Inc.              10,900     118
                                                              ------
               Total                                           9,004
                                                              ------

           Industrials (18.5%)
           Ameron International Corp.                 18,500     631
           C&D Technologies, Inc.                     43,400     774
           *Casella Waste Systems, Inc. -- Class A    76,100   1,001
           CNF, Inc.                                     800      33
           CSX Corp.                                  11,500     377
           *Dollar Thrifty Automotive Group, Inc.     39,000   1,070
           EDO Corp.                                  28,700     692
           Electro Rent Corp.                         71,000     743
           ElkCorp                                    30,800     737
           Equifax, Inc.                              12,600     312
           Franklin Electric Co., Inc.                48,600   1,836
           *FTI Consulting, Inc.                      35,400     584
           G & K Services, Inc. -- Class A            32,500   1,306
           *Genesee & Wyoming, Inc.                   25,800     611
           Herman Miller, Inc.                         9,600     278
           *Hewitt Associates, Inc.                    2,600      72
           IDEX Corp.                                 39,800   1,367
           *Insituform Technologies, Inc. -- Class A  62,300   1,014
           JLG Industries, Inc.                       79,800   1,108
           *Kirby Corp.                               36,100   1,404

                                                   Shares/  Value
              Common Stocks (96.7%)                 $ Par  $ (000)
              ----------------------------------------------------

              Industrials continued
              *Landstar System, Inc.                65,500  3,464
              Manpower, Inc.                         5,700    289
              McGrath Rentcorp                      31,000  1,145
              Nordson Corp.                         37,700  1,635
              Raytheon Co.                           9,900    354
              Rockwell Collins, Inc.                 7,000    233
              The ServiceMaster Co.                 14,700    181
              Southwest Airlines Co.                23,800    399
              Thomas Industries, Inc.               38,400  1,275
              Union Pacific Corp.                    5,300    315
              UTI Worldwide, Inc.                   27,040  1,425
              Viad Corp.                            14,948    404
              *Waste Connections, Inc.              27,900    828
              *Weight Watchers Intl., Inc.           2,600    102
              Woodward Governor Co.                 11,400    822
                                                           ------
                  Total                                    28,821
                                                           ------

              Information Technology (10.5%)
              *ATMI, Inc.                           30,100    822
              AVX Corp.                             15,800    228
              *Bearingpoint, Inc.                   35,600    316
              *The BISYS Group, Inc.                23,500    330
              *BMC Software, Inc.                   20,700    383
              *Cable Design Technologies Corp.     107,600  1,141
              *Cadence Design Systems, Inc.         20,900    306
              *Ceridian Corp.                       11,600    261
              *Exar Corp.                           53,800    789
              *Ingram Micro, Inc. -- Class A        10,500    152
              *Intuit, Inc.                          4,400    170
              Landauer, Inc.                        16,500    737
              *Littelfuse, Inc.                     35,000  1,484
              Methode Electronics, Inc. -- Class A  37,100    481
              Molex, Inc. -- Class A                13,300    363
              *MPS Group, Inc.                     122,200  1,481
              *Mykrolis Corp.                       70,600  1,230
              *Netegrity, Inc.                      52,300    442
              *Network Associates, Inc.             16,200    294
              *Novellus Systems, Inc.               11,100    349
              *Packeteer, Inc.                      79,100  1,277
              *Progress Software Corp.              51,700  1,120
              *SPSS, Inc.                           45,625    820
              *Tellabs, Inc.                        15,100    132
              *Websense, Inc.                       33,200  1,236
                                                           ------
                  Total                                    16,344
                                                           ------

              Materials (9.3%)
              Agrium, Inc.                           3,800     55
              Airgas, Inc.                          50,700  1,212
              AptarGroup, Inc.                      32,250  1,409
              Arch Chemicals, Inc.                  37,500  1,081
              Bowater, Inc.                          7,500    312
              Carpenter Technology Corp.            28,900    984
              Chesapeake Corp.                      16,200    432
              Deltic Timber Corp.                   28,300  1,087
              Domtar, Inc.                          13,200    171
              Florida Rock Industries, Inc.         28,225  1,190
              Gibraltar Steel Corp.                 39,651  1,301
              Great Lakes Chemical Corp.             8,900    241

T. Rowe Price Small Cap Value Portfolio

 T. Rowe Price Small Cap Value Portfolio


                                                     Shares/  Value
           Common Stocks (96.7%)                      $ Par  $ (000)
           ---------------------------------------------------------

           Materials continued
           Harmony Gold Mining Co.-Sponsored
            ADR                                      15,100      160
           IMC Global, Inc.                           8,500      114
           MacDermid, Inc.                           20,500      694
           MeadWestvaco Corp.                        12,700      373
           *Meridian Gold, Inc.                      62,200      807
           Myers Industries, Inc.                    37,225      525
           Nucor Corp.                                  600       46
           Potash Corp. of Saskatchewan, Inc.         1,750      170
           Potlatch Corp.                             4,100      171
           *Symyx Technologies, Inc.                 27,500      663
           Wausau-Mosinee Paper Corp.                75,100    1,299
                                                             -------
               Total                                          14,497
                                                             -------

           Telecommunication Services (0.6%)
           AT&T Corp.                                12,500      183
           *Crown Castle International Corp.         12,900      190
           *Qwest Communications International, Inc. 91,700      329
           Telephone and Data Systems, Inc.           4,100      292
                                                             -------
               Total                                             994
                                                             -------

           Utilities (4.0%)
           Black Hills Corp.                         34,100    1,075
           Cleco Corp.                               36,900      663
           *CMS Energy Corp.                         11,100      101
           Duke Energy Corp.                         17,400      353
           *Dynegy, Inc. -- Class A                  56,000      239
           *El Paso Electric Co.                     54,700      846
           FirstEnergy Corp.                          6,800      254
           NiSource, Inc.                            18,200      375
           *NRG Energy, Inc.-W/I                     15,300      379
           Otter Tail Corp.                          20,900      561
           Pinnacle West Capital Corp.                5,000      202
           TECO Energy, Inc.                         26,800      321
           Unisource Energy Corp.                     2,700       67
           Vectren Corp.                             28,400      713
           Xcel Energy, Inc.                          5,100       84
                                                             -------
               Total                                           6,233
                                                             -------

               Total Common Stocks
                (Cost: $118,488)                             150,276
                                                             -------

                                                    Shares/   Value
            Investment Grade Bonds (0.0%)            $ Par   $ (000)
            --------------------------------------------------------

            Radiotelephone Communications (0.0%)
            US Cellular Corp., 0.00%, 6/15/15         45,000      23
                                                             -------
                Total                                             23
                                                             -------

            Utilities (0.0%)
            Xcel Energy Inc., 7.50%, 11/21/07 144A     2,000       3
                                                             -------
                Total                                              3
                                                             -------

                Total Investment Grade Bonds
                 (Cost: $27)                                      26
                                                             -------

            Money Market Investments (3.2%)
            --------------------------------------------------------

            Other Holdings (3.2%)
            Reserve Investment Fund                5,006,065   5,006
                                                             -------

                Total Money Market Investments
                 (Cost: $5,006)                                5,006
                                                             -------

                Total Investments (99.9%)
                 (Cost $123,521)(a)                          155,308
                                                             -------

                Other Assets, Less Liabilities
                 (0.1%)                                          107
                                                             -------

                Total Net Assets (100.0%)                    155,415
                                                             -------

* Non-Income Producing

 ADR -- American Depository Receipt

(a)At June 30, 2004 the aggregate cost of securities for federal tax purposes was $123,521 and the net unrealized appreciation of investments based on that cost was $31,787 which is comprised of $33,881 aggregate gross unrealized appreciations and $2,094 aggregate gross unrealized depreciation.
    The Accompanying Notes are an Integral Part of the Financial Statements

                                        T. Rowe Price Small Cap Value Portfolio

 Aggressive Growth Stock Portfolio


Northwestern Mutual Series Funds
Schedule of Investments
June 30, 2004 (unaudited)

                                                  Shares/  Value
               Common Stocks (97.8%)               $ Par  $ (000)
               --------------------------------------------------

               Consumer Discretionary (15.2%)
               *Cabela's, Inc. -- Class A          21,000     566
               Circuit City Stores, Inc.          459,400   5,949
               *Dick's Sporting Goods, Inc.        97,200   3,242
               Fairmont Hotels & Resorts, Inc.    362,720   9,775
               Garmin, Ltd.                       350,700  12,990
               Gentex Corp.                       344,930  13,687
               *Getty Images, Inc.                300,070  18,004
               Jones Apparel Group, Inc.          423,700  16,728
               *Lamar Advertising Co. -- Class A  374,625  16,240
               *MGM MIRAGE                        187,560   8,804
               Michaels Stores, Inc.              280,700  15,439
               *O'Reilly Automotive, Inc.         454,830  20,557
               PETsMART, Inc.                     308,600  10,014
               *Pixar                              65,800   4,574
               The Talbots, Inc.                  327,400  12,818
               *Tempur-Pedic International, Inc.  420,458   5,891
               *Univision Communications, Inc. --
                Class A                           208,027   6,642
               *Westwood One, Inc.                232,800   5,541
                                                          -------
                   Total                                  187,461
                                                          -------

               Consumer Staples (1.4%)
               *Smithfield Foods, Inc.            237,800   6,991
               Whole Foods Market, Inc.           107,300  10,242
                                                          -------
                   Total                                   17,233
                                                          -------

               Energy (5.8%)
               *BJ Services Co.                   330,900  15,168
               *Cooper Cameron Corp.              342,900  16,699
               *Nabors Industries, Ltd.           442,000  19,987
               Pioneer Natural Resources Co.      189,900   6,662
               *Smith International, Inc.         222,700  12,418
                                                          -------
                   Total                                   70,934
                                                          -------

               Financials (9.2%)
               *Ameritrade Holding Corp.          482,700   5,479
               *Assured Guaranty, Ltd.            354,300   6,005
               *CapitalSource, Inc.               705,300  17,245
               CIT Group, Inc.                    535,000  20,484
               Investors Financial Services Corp. 459,980  20,046
               Legg Mason, Inc.                   218,380  19,875
               SouthTrust Corp.                   427,100  16,576
               Ventas, Inc.                       331,000   7,729
                                                          -------
                   Total                                  113,439
                                                          -------

               Health Care (17.0%)
               *Biogen Idec, Inc.                 277,100  17,527
               Biomet, Inc.                       408,610  18,158
               *Caremark Rx, Inc.                 389,794  12,840
               *Charles River Laboratories
                International, Inc.               352,300  17,217
               *Covance, Inc.                     356,700  13,761
               *Cytyc Corp.                       575,700  14,606
               *DaVita, Inc.                      352,500  10,868

                                                    Shares/  Value
            Common Stocks (97.8%)                    $ Par  $ (000)
            -------------------------------------------------------

            Health Care continued
            *Elan Corp. PLC, ADR                    472,700  11,695
            Health Management Associates, Inc. --
             Class A                                696,210  15,609
            *Kinetic Concepts, Inc.                 271,700  13,558
            Medicis Pharmaceutical Corp. -- Class A 282,900  11,302
            *Neurocrine Biosciences, Inc.           153,700   7,969
            *Patterson Dental Co.                   184,798  14,135
            *St. Jude Medical, Inc.                 206,200  15,599
            *Varian Medical Systems Inc.             70,600   5,602
            *VCA Antech, Inc.                       204,400   9,161
                                                            -------
                Total                                       209,607
                                                            -------

            Industrials (19.0%)
            *Apollo Group, Inc. -- Class A          103,980   9,180
            ARAMARK Corp. -- Class B                592,100  17,029
            *Career Education Corp.                  98,800   4,501
            Cintas Corp.                            259,950  12,392
            The Corporate Executive Board Co.       433,620  25,059
            Deere & Co.                             197,140  13,827
            Expeditors International of
             Washington, Inc.                       426,030  21,050
            Fastenal Co.                            443,390  25,198
            Graco, Inc.                             881,400  27,367
            *Hewitt Associates, Inc.                596,510  16,404
            L-3 Communications Holdings, Inc.       361,550  24,152
            Manpower, Inc.                          261,840  13,294
            Robert Half International, Inc.         388,100  11,554
            *Stericycle, Inc.                       256,080  13,250
                                                            -------
                Total                                       234,257
                                                            -------

            Information Technology (27.5%)
            Adobe Systems, Inc.                     358,130  16,653
            *Amdocs, Ltd.                           684,150  16,030
            *Avaya, Inc.                            717,900  11,336
            CDW Corp.                               285,240  18,187
            *Cognos, Inc.                           678,300  24,527
            *DST Systems, Inc.                      175,200   8,425
            Harris Corp.                            247,700  12,571
            Infosys Technologies, Ltd., ADR         141,085  13,088
            *Integrated Circuit Systems, Inc.       434,280  11,795
            *Jabil Circuit, Inc.                    475,500  11,973
            *KLA-Tencor Corp.                       258,780  12,779
            *Lam Research Corp.                     477,600  12,800
            *Mercury Interactive Corp.              252,300  12,572
            Microchip Technology, Inc.              519,795  16,394
            Paychex, Inc.                           510,340  17,290
            *QLogic Corp.                           368,470   9,798
            *Semtech Corp.                          736,990  17,349
            *Silicon Laboratories, Inc.             218,300  10,118
            *UTStarcom, Inc.                        401,800  12,154
            *VeriSign, Inc.                         328,920   6,546
            *VERITAS Software Corp.                 436,770  12,099
            *Waters Corp.                           474,470  22,670

Aggressive Growth Stock Portfolio

 Aggressive Growth Stock Portfolio


                                                 Shares/     Value
           Common Stocks (97.8%)                  $ Par     $ (000)
           ---------------------------------------------------------

           Information Technology continued
           *Zebra Technologies Corp. -- Class A    382,435    33,271
                                                           ---------
               Total                                         340,425
                                                           ---------

           Materials (1.7%)
           Praxair, Inc.                           512,540    20,455
                                                           ---------
               Total                                          20,455
                                                           ---------

           Other Holdings (1.0%)
           Broadband HOLDRS (SM) Trust             362,700     6,046
           *iShares Goldman Sachs Networking
            Index Fund                             185,800     5,886
                                                           ---------
               Total                                          11,932
                                                           ---------

               Total Common Stocks
                (Cost: $983,438)                           1,205,743
                                                           ---------

           Money Market Investments (2.4%)
           ---------------------------------------------------------

           Agricultural Services (1.4%)
           Cargill, Inc., 1.44%, 7/1/04         17,100,000    17,100
                                                           ---------
               Total                                          17,100
                                                           ---------

                                                     Shares/     Value
      Money Market Investments (2.4%)                 $ Par     $ (000)
      -------------------------------------------------------------------

      Federal Government & Agencies (0.2%)
      Federal Home Loan Bank,
       1.07%, 7/16/04                                3,000,000     2,999
                                                               ---------
          Total                                                    2,999
                                                               ---------

      Short Term Business Credit (0.8%)
      Sheffield Receivables,
       1.30%, 7/26/04                               10,000,000     9,991
                                                               ---------
          Total                                                    9,991
                                                               ---------

          Total Money Market Investments
           (Cost: $30,090)                                        30,090
                                                               ---------

          Total Investments (100.2%)
           (Cost $1,013,528)(a)                                1,235,833
                                                               ---------

          Other Assets, Less Liabilities (-0.2%)                  (2,345)
                                                               ---------

          Total Net Assets (100.0%)                            1,233,488
                                                               ---------

* Non-Income Producing

 ADR -- American Depository Receipt

(a)At June 30, 2004 the aggregate cost of securities for federal tax purposes was $1,013,528 and the net unrealized appreciation of investments based on that cost was $222,305 which is comprised of $245,563 aggregate gross unrealized appreciations and $23,258 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                              Aggressive Growth Stock Portfolio

 International Growth Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
June 30, 2004 (unaudited)

            Foreign Common                          Shares/   Value
            Stocks (97.4%)             Country       $ Par   $ (000)
            --------------------------------------------------------

            Basic Materials (3.1%)
            +CRH PLC                Ireland           26,525    562
            *+SGL Carbon AG         Germany           12,070    113
            +Shin-Etsu Chemical
             Co., Ltd.              Japan              4,800    173
            +Sumitomo Chemical
             Co., Ltd.              Japan            112,000    526
            *+Syngenta AG           Switzerland        7,005    589
            +Wienerberger AG        Austria           17,955    626
                                                              -----
                Total                                         2,589
                                                              -----

            Conglomerates (4.9%)
            +Grupo Ferrovial        Spain             20,170    841
            *iShares MSCI EAFE
             Index Fund             United States     12,090  1,729
            *+Nomura TOPIX
             Exchange Traded
             Fund                   Japan             65,400    727
            +Vinci SA               France             7,455    752
                                                              -----
                Total                                         4,049
                                                              -----

            Consumer Cyclical (22.9%)
            +Autoliv                Sweden            12,915    541
            Belluna Warrants        Japan              1,452      8
            +Berkeley Group PLC     United Kingdom    26,355    591
            +Beru AG
             Ludwigsburg            Germany            6,885    529
            +Bridgestone Corp.      Japan             33,000    624
            *+Bulgari SPA           Italy             37,005    375
            +Burberry Group PLC     United Kingdom    74,240    551
            Carnival Corp.          Panama            13,215    621
            +Denway Motors, Ltd.    Hong Kong      1,124,000    411
            +Esprit Holdings, Ltd.  Hong Kong        155,000    698
            +Funai Electric Co.,
             Ltd.                   Japan              3,500    530
            *+Gestevision Telecinco
             SA                     Spain              5,585     83
            +Hilton Group PLC       United Kingdom   119,490    599
            +Hyundai Motor Co.,
             Ltd.                   South Korea       14,050    543
            +Intercontinental
             Hotels                 United Kingdom    45,710    484
            +Lagardere S.C.A.       France             7,700    483
            +Lottomatica SPA        Italy              8,315    206
            +Mediaset SPA           Italy             49,705    568
            +Metro AG               Germany           10,195    485
            +Michelin -- Class B
             Shares                 France            10,820    600
            News Corp., Ltd.
             ADR                    Australia         10,670    378
            +Next PLC               United Kingdom    33,970    880
            +Nissan Motor Co.,
             Ltd.                   Japan             44,800    499
            +Nitori Co., Ltd.       Japan              8,950    563

          Foreign Common                              Shares/   Value
          Stocks (97.4%)                 Country       $ Par   $ (000)
          ------------------------------------------------------------

          Consumer Cyclical continued
          +Nobia AB                   Sweden            22,115    261
          +Nokian Renkaat Oyj         Finland            2,040    199
          +Opap SA                    Greece            27,560    518
          +Porsche AG                 Germany              905    610
          +Punch Taverns PLC          United Kingdom    71,645    664
          +Rank Group PLC             United Kingdom   107,395    585
          +Signet Group PLC           United Kingdom   278,670    579
          *+Sogecable SA              Spain              4,685    190
          +Swatch Group AG            Switzerland        4,630    604
          +Techtronics Industries Co. Hong Kong        345,000    551
          *Urbi Desarrollos Urbanos
           SA                         Mexico            40,390    130
          +USS Co., Ltd.              Japan              7,020    606
          *+Vivendi Universal SA      France            21,635    603
          Walmart de Mexico --
           Series V                   Mexico           147,165    436
          +Wolseley PLC               United Kingdom    36,695    570
                                                               ------
              Total                                            18,956
                                                               ------

          Consumer Non-Cyclical (6.4%)
          *Cott Corp. ADR             Canada            19,085    618
          *Natura Cosmeticos SA       Brazil            11,475    185
          +Nestle SA                  Switzerland        2,200    588
          +Puma AG Rudolf Dassler
           Sport                      Germany            4,440  1,130
          +Reckitt Benckiser PLC      United Kingdom    26,335    746
          *+Royal Numico NV           Netherlands       17,015    548
          +Swedish Match AB           Sweden            76,270    781
          +Tesco PLC                  United Kingdom   143,960    696
                                                               ------
              Total                                             5,292
                                                               ------

          Energy (4.3%)
          +BG Group PLC               United Kingdom    83,200    513
          Encana Corp.                Canada            14,215    611
          +ENI SPA                    Italy             32,195    641
          Suncor Energy, Inc.         Canada            19,205    487
          +Technip                    France             4,520    614
          +Total Fina Elf SA          France             3,575    684
                                                               ------
              Total                                             3,550
                                                               ------

          Financials (14.6%)
          +Alpha Bank AE              Greece            24,918    636
          +AMP, Ltd.                  Australia        143,605    636
          +Anglo Irish Bank Corp.     Ireland           69,937  1,094
          *+Banco Espanol de Credito
           SA                         Spain             40,665    484
          +Banco Popolare Di Verona   Italy             33,455    576
          +Bank Rakyat Indonesia      Indonesia      2,757,000    493
          +BNP Paribas SA             France             8,405    519
          +Cattles PLC                United Kingdom    67,925    391
          +Corporacion Mapfre         Spain             24,325    299
          +Depfa Bank PLC             Ireland           40,480    589
          +Erste Bank Der Oester      Austria            3,795    597
          +Fondiaria SAI SPA          Italy             23,560    526

International Growth Portfolio

 International Growth Portfolio


         Foreign Common                                Shares/  Value
         Stocks (97.4%)                    Country      $ Par  $ (000)
         -------------------------------------------------------------

         Financials continued
         +HSBC Holdings PLC             United Kingdom  24,892    376
         +ING Groep NV                  Netherlands     19,929    473
         *+Kookmin Bank                 South Korea      9,930    310
         +Man Group PLC                 United Kingdom  19,915    516
         Manulife Financial Corp.
          ADR                           Canada          12,980    526
         +Mitsubishi Tokyo Financial    Japan               64    597
         *+OM Hex AB                    Sweden          28,170    339
         +OTP Bank RT                   Hungary         34,835    712
         +Royal Bank of Scotland
          Group PLC                     United Kingdom  18,361    530
         +Storebrand ASA                Norway          89,020    610
         +UFJ Holdings, Inc.            Japan               57    254
                                                               ------
             Total                                             12,083
                                                               ------

         Health Care (7.4%)
         *+Actelion, Ltd.               Switzerland      4,050    466
         +CSL, Ltd.                     Australia       32,520    506
         *+Elekta AB -- B Shares        Sweden          22,120    490
         +GN Store Nord A/S             Denmark         75,795    671
         Nobel Bicare AB                Sweden              35      5
         +Nobel Biocare Holding AG      Switzerland      3,935    617
         +Novartis AG                   Switzerland     12,005    531
         *QLT, Inc.                     Canada          27,215    545
         +Roche Holding AG              Switzerland      4,895    486
         +Straumann Holding --
          N Shares                      Switzerland      2,195    442
         +Synthes, Inc.                 Switzerland      6,380    728
         Teva Pharmaceutical
          Industries, Ltd. ADR          Israel           9,035    608
                                                               ------
             Total                                              6,095
                                                               ------

         Industrials (10.6%)
         *+Ainax AB                     Sweden           1,046     34
         +Atlas Copco AB -- A Shares    Sweden          16,045    597
         +Capita Group PLC              United Kingdom 116,760    676
         *+Chiyoda Corp.                Japan           94,000    671
         +Cobham Group PLC              United Kingdom  24,895    631
         +Computershare, Ltd.           Australia       49,550    110
         +Daewoo Shipbuilding &
          Marine Engineering Co.        South Korea     42,410    514
         *+Deutz AG                     Germany         26,733    115
         +Keyence Corp.                 Japan            2,700    620
         +Kubota Corp.                  Japan          140,000    747
         +Li & Fung, Ltd.               Hong Kong      214,000    314
         +Meggitt PLC                   United Kingdom 109,718    521
         +Neopost SA                    France           8,285    490
         +Omron Corp.                   Japan           26,500    622
         +Premier Farnell PLC           United Kingdom 110,480    494
         +Schneider Electric SA         France           7,895    540
         +SMC Corp.                     Japan            3,900    425
         +Volvo AB                      Sweden          17,035    595
                                                               ------
             Total                                              8,716
                                                               ------

         Technology (12.5%)
         +ASM Pacific Technology        Hong Kong       59,000    223
         +Canon, Inc.                   Japan           11,900    632
         *+Chi Mei Optoelectronics      Taiwan         300,000    485
         +Citizen Electronics Co., Ltd. Japan           10,650    608

           Foreign Common                             Shares/  Value
           Stocks (97.4%)                 Country      $ Par  $ (000)
           ----------------------------------------------------------

           Technology continued
           +Dassault Systemes SA       France          10,635    495
           *+Epcos AG                  Germany         19,560    411
           *+Ericsson LM -- B Shares   Sweden         324,000    959
           *+Gresham Computing PLC     United Kingdom  83,850    526
           +Hoya Corp.                 Japan            6,000    631
           +Indra Sistemas SA          Spain           40,415    517
           +INFOSYS Technologies,
            Ltd.                       India            3,592    432
           *+Kontron AG                Germany         71,985    600
           +Murata Manufacturing Co.,
            Ltd.                       Japan            5,100    293
           +Net One Systems Co., Ltd.  Japan              130    509
           *+Opera Software ASA        Norway          32,830     43
           +Philips Electronics NV     Netherlands     20,440    554
           +Sage Group PLC             United Kingdom 130,630    443
           +Samsung Electronics Co.,
            Ltd.                       South Korea      1,670    695
           +Siemens AG                 Germany          5,265    381
           +Taiwan Semiconductor
            Manufacturing Co., Ltd.    Taiwan         243,401    352
           +TDK Corp.                  Japan            6,900    526
                                                              ------
               Total                                          10,315
                                                              ------

           Telecommunication Services (4.5%)
           *+Freenet.de AG             Germany          6,770    587
           +KDDI Corp.                 Japan              105    604
           *+Mobistar SA               Belgium         12,350    771
           *+PT Telekomunikasi
            Indonesia                  Indonesia      510,500    400
           +Tele2 AB -- B Shares       Sweden           4,210    185
           +Telefonica SA              Spain           37,955    563
           +Telekom Austria AG         Austria          5,365     82
           +Vodafone Group PLC         United Kingdom 227,845    500
                                                              ------
               Total                                           3,692
                                                              ------

           Transportation (4.3%)
           Canadian National Railway
            Co.                        Canada          13,165    567
           +Deutsche Post AG           Germany         20,220    438
           +Exel PLC                   United Kingdom  23,660    330
           +Fraport AG                 Germany         10,715    300
           *+Golar LNG, Ltd.           Bermuda         31,460    488
           +Iberia Linea Aereas de
            Espana SA                  Spain           54,505    157
           +Kamigumi Co., Ltd.         Japan           79,000    575
           +Neptune Orient Lines, Ltd. Singapore      273,000    375
           Thai Airways International  Thailand       252,100    348
                                                              ------
               Total                                           3,578
                                                              ------

           Utilities (1.9%)
           +Brisa Auto Estrada de
            Portugal SA                Portugal        72,180    521
           +Centrica PLC               United Kingdom 136,260    556
           +Iberdrola SA               Spain           23,680    501
                                                              ------
               Total                                           1,578
                                                              ------

               Total Foreign Common Stocks
                (Cost: $64,569)                               80,493
                                                              ------

                                                 International Growth Portfolio

 International Growth Portfolio


                Money Market                              Shares/  Value
                Investments (0.6%)         Country         $ Par  $ (000)
                ---------------------------------------------------------

                Agricultural Services (0.6%)
                  Cargill, Inc.,
                   1.44%, 7/1/04        United States     500,000    500
                                                                  ------

                    Total Money Market Investments
                     (Cost: $500)                                    500
                                                                  ------

                    Total Investments (98.0%)
                     (Cost $65,069)(a)                            80,993
                                                                  ------

                    Other Assets, Less Liabilities (2.0%)          1,622
                                                                  ------

                    Total Net Assets (100.0%)                     82,615
                                                                  ------

* Non-Income Producing

 ADR -- American Depository Receipt

+ Security was fair valued under procedures adopted by the Board of Directors.

(a)At June 30, 2004 the aggregate cost of securities for federal tax purposes was $65,069 and the net unrealized appreciation of investments based on that cost was $15,924 which is comprised of $16,707 aggregate gross unrealized appreciations and $783 aggregate gross unrealized depreciation.

 Investment Percentage by Country:

                             United Kingdom  17.2%
                             Japan           15.5%
                             France           7.1%
                             Germany          7.0%
                             Switzerland      6.2%
                             Sweden           5.9%
                             Other           41.1%
                                            ------
                                 Total      100.0%
                                            ------

    The Accompanying Notes are an Integral Part of the Financial Statements

International Growth Portfolio

 Franklin Templeton International Equity Portfolio


Northwestern Mutual Series Funds
Schedule of Investments
June 30, 2004 (unaudited)

           Foreign Common                           Shares/   Value
           Stocks (92.1%)              Country       $ Par   $ (000)
           ---------------------------------------------------------

           Consumer Discretionary (9.4%)
           +Accor SA                France           173,000  7,320
           +GKN PLC                 United Kingdom 2,091,540  9,533
           +Koninklijke (Royal)
            Philips Electronics NV  Netherlands      576,875 15,621
           +Michelin SA -- Class B  France           209,230 11,609
           +Reed Elsevier NV        Netherlands      645,340  9,080
           +Sony Corp.              Japan            200,900  7,613
           +Valeo SA                France           148,650  6,213
           *+Volkswagen AG          Germany          230,450  9,772
           +Wolters Kluwer NV       Netherlands      166,630  3,033
                                                             ------
               Total                                         79,794
                                                             ------

           Consumer Staples (4.2%)
           +Cadbury Schweppes PLC   United Kingdom 1,000,720  8,647
           +J Sainsbury PLC         United Kingdom 1,769,000  9,154
           +Nestle SA               Switzerland       38,980 10,410
           +Unilever PLC            United Kingdom   773,990  7,613
                                                             ------
               Total                                         35,824
                                                             ------

           Energy (8.0%)
           +BP PLC                  United Kingdom 1,037,940  9,173
           CNOOC, Ltd., ADR         Hong Kong        197,530  8,444
           +ENI SPA                 Italy            414,535  8,250
           Husky Energy, Inc.       Canada           150,650  2,882
           +IHC Caland NV           Netherlands      112,800  5,255
           +Norsk Hydro ASA         Norway           125,558  8,175
           +Repsol YPF SA           Spain            493,680 10,836
           +Shell Transport &
            Trading Co. PLC         United Kingdom 1,428,430 10,506
           +Total SA                France            21,182  4,050
                                                             ------
               Total                                         67,571
                                                             ------

           Financials (18.9%)
           +Abbey National PLC      United Kingdom   697,500  6,503
           ACE, Ltd.                Cayman Island    234,580  9,918
           *+Ainax AB               Sweden            17,983    591
           +Australia & New Zealand
            Banking Group, Ltd.     Australia        582,319  7,425
           +Axa SA                  France           433,842  9,603
           Axa SA                   France            27,115    600
           *+Banca Nazionale Del
            Lavoro SPA              Italy          3,584,211  8,354
           +Cheung Kong Holdings,
            Ltd.                    Hong Kong      1,035,000  7,650
           +DBS Group Holdings,
            Ltd.                    Singapore      1,192,000 10,005
           *+HSBC Holdings PLC      United Kingdom   530,937  8,010
           +ING Groep NV            Netherlands      436,000 10,350
           +Lloyds TSB Group PLC    United Kingdom 1,165,150  9,145
           +Nomura Holdings, Inc.   Japan            332,400  4,963
           +Nordea Bank AB          Sweden         1,651,590 11,906
           +Riunione Adriatica di
            Sicurta SPA             Italy            447,283  8,129

           Foreign Common                            Shares/   Value
           Stocks (92.1%)               Country       $ Par   $ (000)
           ----------------------------------------------------------

           Financials continued
           +Sompo Japan Insurance,
            Inc.                     Japan          1,103,000  11,349
           +Standard Chartered PLC   United Kingdom   370,360   6,046
           +Swire Pacific, Ltd. --
            Class B                  Hong Kong      1,746,500  11,365
           +Swiss Re                 Switzerland      170,200  11,082
           XL Capital, Ltd. --
            Class A                  Cayman Island     94,850   7,157
                                                              -------
               Total                                          160,151
                                                              -------

           Health Care (5.0%)
           +Aventis SA               France           197,550  14,943
           *+CK Life Sciences
            International, Inc.      Hong Kong         29,640       6
           +GlaxoSmithKline PLC      United Kingdom   365,910   7,421
           +Mayne Group, Ltd.        Australia             10       0
           +Ono Pharmaceutical Co.,
            Ltd.                     Japan            191,000   8,976
           *+Shire Pharmaceuticals
            Group PLC                United Kingdom 1,124,010   9,873
           +Takeda Chemical
            Industries, Ltd.         Japan             30,400   1,340
                                                              -------
               Total                                           42,559
                                                              -------

           Industrials (16.2%)
           +Adecco. SA               Switzerland      124,930   6,246
           +Atlas Copco AB           Sweden           221,760   8,248
           +BAE Systems PLC          United Kingdom 3,411,020  13,622
           +Brambles Industries PLC  United Kingdom 1,453,754   5,633
           *+British Airways PLC     United Kingdom 1,228,800   6,169
           +Deutsche Post AG         Germany          602,100  13,037
           +Hutchison Whampoa,
            Ltd.                     Hong Kong      1,081,000   7,399
           +KCI Konecranes
            International PLC        Finland          302,500  11,238
           +Kurita Water Industries,
            Ltd.                     Japan            430,000   5,898
           +Rentokil Initial PLC     United Kingdom 2,672,940   7,015
           +Rolls-Royce Group
            +PLC                     United Kingdom 1,516,890   6,938
           +Securitas AB -- Class B  Sweden           541,000   6,774
           +Societe Bic SA           France           173,740   7,743
           +Toto, Ltd.               Japan            873,000   9,241
           +Vestas Wind Systems AS   Denmark          626,460   9,230
           +Vestas Wind Systems AS   Denmark          208,820   3,092
           +Volvo AB -- Class B      Sweden           278,740   9,731
                                                              -------
               Total                                          137,254
                                                              -------

           Materials (9.9%)
           +Akzo Nobel NV            Netherlands      234,050   8,629
           +Alumina, Ltd.            Australia      1,908,930   7,050
           +BASF AG                  Germany          206,800  11,126
           +Bayer AG                 Germany          263,150   7,621
           +BHP Billiton, Ltd.       Australia      1,681,770  14,712

                              Franklin Templeton International Equity Portfolio

 Franklin Templeton International Equity Portfolio


           Foreign Common                            Shares/   Value
           Stocks (92.1%)               Country       $ Par   $ (000)
           ----------------------------------------------------------

           Materials continued
           Companhia Vale do Rio
            Doce, ADR                Brazil           163,550   6,395
           +Norske Skogindustrier
            ASA                      Norway           684,860  12,240
           +Stora Enso OYJ --
            R Shares                 Finland          658,140   8,924
           +UPM-Kymmene OYJ          Finland          394,760   7,523
                                                              -------
               Total                                           84,220
                                                              -------

           Technology (6.9%)
           *Celestica, Inc.          Canada           415,600   8,273
           *Check Point Software
            Technologies, Ltd.       Israel           387,430  10,457
           +Hitachi, Ltd.            Japan          1,198,000   8,314
           +Nintendo Co., Ltd.       Japan             64,600   7,512
           +Samsung Electronics Co.,
            Ltd.                     South Korea       34,390  14,301
           +Toshiba Corp.            Japan          2,350,000   9,522
                                                              -------
               Total                                           58,379
                                                              -------

           Telecommunication Services (7.6%)
           BCE, Inc.                 Canada           430,910   8,581
           KT Corp., ADR             South Korea      385,100   6,947
           +Nippon Telegraph &
            Telephone Corp.          Japan              1,930  10,325
           +Portugal Telecom Sgps
            SA                       Portugal         468,980   5,072
           SK Telecom, Ltd., ADR     South Korea      322,890   6,777
           +Telecom Corp. of New
            Zealand, Ltd.            New Zealand       18,900      71
           Telefoncos de Mexico
            SA, ADR                  Mexico           257,344   8,562
           *Telefonica SA, ADR       Spain            251,528  11,226
           +Vodafone Group PLC       United Kingdom 3,279,700   7,203
                                                              -------
               Total                                           64,764
                                                              -------

           Utilities (6.0%)
           +E.ON AG                  Germany          146,700  10,597
           +Endesa SA                Spain            431,810   8,339
           +Hong Kong Electric
            Holdings, Ltd.           Hong Kong      1,549,500   6,433
           +Iberdrola SA             Spain            387,080   8,190
           +Korea Electric Power
            Corp.                    South Korea      224,850   3,627
           +Suez SA                  France           646,510  13,513
                                                              -------
               Total                                           50,699
                                                              -------

               Total Foreign Common Stocks
                (Cost: $639,700)                              781,215
                                                              -------

         Money Market Investments                    Shares/    Value
         (6.4%)                          Country      $ Par    $ (000)
         -------------------------------------------------------------

         Agricultural Services (1.7%)
         Cargill, Inc., 1.44%, 7/1/04 United States 14,400,000  14,400
                                                               -------
             Total                                              14,400
                                                               -------

         Finance Lessors (3.5%)
         Preferred Receivable
          Funding, 1.09%, 7/7/04      United States 10,000,000   9,998
         Thunder Bay Funding, Inc.,
          1.22%, 7/15/04              United States 10,000,000   9,995
         Windmill Funding Corp.,
          1.08%, 7/12/04              United States 10,000,000   9,997
                                                               -------
             Total                                              29,990
                                                               -------

         Short Term Business Credit (1.2%)
         Sheffield Receivables,
          1.17%, 7/12/04              United States 10,000,000   9,997
                                                               -------
             Total                                               9,997
                                                               -------

             Total Money Market Investments
              (Cost: $54,387)                                   54,387
                                                               -------

             Total Investments (98.5%)
              (Cost $694,087)(a)                               835,602
                                                               -------

             Other Assets, Less Liabilities
              (1.5%)                                            12,325
                                                               -------

             Total Net Assets (100.0%)                         847,927
                                                               -------

* Non-Income Producing

 ADR -- American Depository Receipt

+ Security was fair valued under procedures adopted by the Board of Directors

(a)At June 30, 2004 the aggregate cost of securities for federal tax purposes was $694,087 and the net unrealized appreciation of investments based on that cost was $141,515 which is comprised of $176,004 aggregate gross unrealized appreciations and $34,489 aggregate gross unrealized depreciation.

 Investment Percentage by Country:

                             United Kingdom  17.7%
                             Japan           10.2%
                             France           9.1%
                             Germany          6.2%
                             Netherlands      6.2%
                             Other           50.6%
                                            ------
                                 Total      100.0%
                                            ------

12

Franklin Templeton International Equity Portfolio

    The Accompanying Notes are an Integral Part of the Financial Statements

 AllianceBernstein Mid Cap Value Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
June 30, 2004 (unaudited)

                                                     Shares/  Value
            Common Stocks (94.8%)                     $ Par  $ (000)
            --------------------------------------------------------

            Consumer Discretionary (22.2%)
            American Axle & Manufacturing
             Holdings, Inc.                          17,500     636
            ArvinMeritor, Inc.                       46,700     915
            *AutoNation, Inc.                        47,900     819
            Beazer Homes USA, Inc.                    6,200     622
            Borders Group, Inc.                      37,800     886
            BorgWarner, Inc.                         14,400     630
            Brunswick Corp.                          10,800     441
            Dana Corp.                               50,000     981
            Federated Department Stores, Inc.        14,000     687
            Foot Locker, Inc.                         9,100     221
            *Group 1 Automotive, Inc.                25,200     837
            Jones Apparel Group, Inc.                22,700     896
            The Neiman Marcus Group, Inc. -- Class A 16,000     890
            *Office Depot, Inc.                      46,200     827
            *Payless ShoeSource, Inc.                51,200     763
            The Reader's Digest Association, Inc. --
             Class A                                 35,200     563
            V. F. Corp.                              13,900     677
                                                             ------
                Total                                        12,291
                                                             ------

            Consumer Staples (8.0%)
            *BJ's Wholesale Club, Inc.               34,500     863
            *Constellation Brands, Inc. -- Class A   28,700   1,065
            Corn Products International, Inc.        17,300     805
            *Del Monte Foods Co.                     85,300     867
            Universal Corp.                          16,600     846
                                                             ------
                Total                                         4,446
                                                             ------

            Energy (2.6%)
            Pogo Producing Co.                       16,600     820
            *Seacor Smit, Inc.                       13,900     611
                                                             ------
                Total                                         1,431
                                                             ------

            Financials (15.2%)
            Astoria Financial Corp.                  20,100     735
            Banknorth Group, Inc.                    19,300     627
            Commercial Federal Corp.                 23,000     623
            Fidelity National Financial, Inc.         6,300     235
            Hibernia Corp. -- Class A                30,000     729
            Old Republic International Corp.         30,900     733
            Popular, Inc.                            13,800     590
            Radian Group, Inc.                       19,300     924
            Sovereign Bancorp, Inc.                  27,600     610
            StanCorp Financial Group, Inc.           10,500     704
            UnionBanCal Corp.                        12,000     677
            Washington Federal, Inc.                 22,000     528
            Whitney Holding Corp.                    15,100     675
                                                             ------
                Total                                         8,390
                                                             ------

            Health Care (3.8%)
            Owens & Minor, Inc.                      30,950     801
            *PacifiCare Health Systems, Inc.         20,500     793

                                                      Shares/  Value
           Common Stocks (94.8%)                       $ Par  $ (000)
           ----------------------------------------------------------

           Health Care continued
           Universal Health Services, Inc. -- Class B  11,000    505
                                                              ------
               Total                                           2,099
                                                              ------

           Industrials (19.1%)
           Cooper Industries, Ltd. -- Class A          12,000    713
           Deluxe Corp.                                16,800    731
           Harsco Corp.                                14,200    667
           Hughes Supply, Inc.                         13,300    784
           Lincoln Electric Holdings, Inc.             22,600    770
           Mueller Industries, Inc.                    19,600    702
           PACCAR, Inc.                                 9,750    565
           Parker-Hannifin Corp.                       10,600    630
           Reliance Steel & Aluminum Co.               25,000  1,008
           *Terex Corp.                                17,100    584
           Textron, Inc.                               12,000    712
           *United Stationers, Inc.                    24,700    981
           *URS Corp.                                  41,400  1,135
           USF Corp.                                   17,000    597
                                                              ------
               Total                                          10,579
                                                              ------

           Information Technology (9.6%)
           *Adaptec, Inc.                              73,500    622
           *ADC Telecommunications, Inc.              235,000    667
           *Andrew Corp.                               33,600    672
           Anixter International, Inc.                 25,900    882
           *Tech Data Corp.                            18,000    704
           *Tellabs, Inc.                              70,000    612
           *Vishay Intertechnology, Inc.               33,200    617
           *Western Digital Corp.                      61,600    533
                                                              ------
               Total                                           5,309
                                                              ------

           Materials (9.0%)
           Albemarle Corp.                             22,500    712
           Ball Corp.                                  10,900    785
           Crompton Corp.                              83,000    523
           Cytec Industries, Inc.                      21,300    968
           *FMC Corp.                                  12,600    543
           MeadWestvaco Corp.                          18,000    529
           Texas Industries, Inc.                      22,000    906
                                                              ------
               Total                                           4,966
                                                              ------

           Utilities (5.3%)
           Northeast Utilities                         32,800    638
           OGE Energy Corp.                            23,900    609
           PNM Resources, Inc.                         22,800    474
           Puget Energy, Inc.                          28,200    618
           WPS Resources Corp.                         12,900    598
                                                              ------
               Total                                           2,937
                                                              ------

               Total Common Stocks
                (Cost: $43,073)                               52,448
                                                              ------

                                      AllianceBernstein Mid Cap Value Portfolio

 AllianceBernstein Mid Cap Value Portfolio


                                                   Shares/   Value
            Money Market Investments (5.6%)         $ Par   $ (000)
            -------------------------------------------------------

            Agricultural Services (1.3%)
            Cargill, Inc., 1.44%, 7/1/04            700,000    700
                                                            ------
                Total                                          700
                                                            ------

            Finance Services (2.1%)
            Preferred Receivables Funding,
             1.2%, 7/13/04                        1,200,000  1,200
                                                            ------
                Total                                        1,200
                                                            ------

            Short Term Business Credit (2.2%)
            Sheffield Receivables, 1.24%, 7/20/04 1,200,000  1,199
                                                            ------
                Total                                        1,199
                                                            ------

                Total Money Market Investments
                 (Cost: $3,099)                              3,099
                                                            ------

                Total Investments (100.4%)
                 (Cost $46,172)(a)                          55,547
                                                            ------

                Other Assets, Less Liabilities
                 (-0.4%)                                      (217)
                                                            ------

                Total Net Assets (100.0%)                   55,330
                                                            ------

* Non-Income Producing

(a)At June 30, 2004 the aggregate cost of securities for federal tax purposes was $46,172 and the net unrealized appreciation of investments based on that cost was $9,375 which is comprised of $9,976 aggregate gross unrealized appreciations and $601 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements

AllianceBernstein Mid Cap Value Portfolio

 Index 400 Stock Portfolio


Northwestern Mutual Series Funds
Schedule of Investments
June 30, 2004 (unaudited)


                                                    Shares/  Value
            Common Stocks (92.4%)                    $ Par  $ (000)
            -------------------------------------------------------

            Consumer Discretionary (16.6%)
            *99 Cents Only Stores                    25,333    386
            Abercrombie & Fitch Co. -- Class A       33,900  1,314
            *American Eagle Outfitters, Inc.         24,950    721
            *American Greetings Corp. -- Class A     23,500    545
            *AnnTaylor Stores Corp.                  23,850    691
            Applebee's International, Inc.           29,200    672
            ArvinMeritor, Inc.                       24,350    477
            Bandag, Inc.                              6,800    303
            *Barnes & Noble, Inc.                    23,900    812
            Belo Corp. -- Class A                    40,600  1,090
            Blyth, Inc.                              15,700    541
            Bob Evans Farms, Inc.                    12,200    334
            Borders Group, Inc.                      27,400    642
            BorgWarner, Inc.                         19,300    845
            Boyd Gaming Corp.                        23,000    611
            *Brinker International, Inc.             33,650  1,148
            *Caesars Entertainment Corp.            106,400  1,596
            Callaway Golf Co.                        26,500    301
            *CarMax, Inc.                            36,400    796
            *Catalina Marketing Corp.                18,800    344
            CBRL Group, Inc.                         17,400    537
            *The Cheesecake Factory, Inc.            18,100    720
            *Chico's FAS, Inc.                       30,600  1,382
            Claire's Stores, Inc.                    34,500    749
            *Coach, Inc.                             65,500  2,960
            D.R. Horton, Inc.                        81,650  2,319
            *Dollar Tree Stores, Inc.                40,500  1,111
            *Emmis Communications Corp. -- Class A   19,400    407
            *Entercom Communications Corp. --
             Class A                                 18,100    675
            Furniture Brands International, Inc.     19,600    491
            Gentex Corp.                             27,000  1,071
            GTECH Holdings Corp.                     20,700    959
            Harman International                     23,100  2,102
            Harte-Hanks, Inc.                        30,650    748
            *Hovananian Enterprises, Inc.            21,300    739
            International Speedway Corp. -- Class A  18,700    910
            *Krispy Kreme Doughnuts, Inc.            21,400    409
            Lear Corp.                               24,000  1,416
            Lee Enterprises, Inc.                    15,800    759
            Lennar Corp. -- Class A                  54,600  2,442
            Mandalay Resort Group                    22,800  1,565
            Media General, Inc. -- Class A            8,300    533
            Michaels Stores, Inc.                    23,800  1,309
            Modine Manufacturing Co.                 12,000    382
            *Mohawk Industries, Inc.                 23,400  1,716
            The Neiman Marcus Group, Inc. --
             Class A                                 17,200    957
            *O'Reilly Automotive, Inc.               19,100    863
            Outback Steakhouse, Inc.                 26,300  1,088
            *Pacific Sunwear of California, Inc.     27,500    538
            *Payless ShoeSource, Inc.                23,842    355
            PETsMART, Inc.                           50,200  1,629

                                                     Shares/  Value
            Common Stocks (92.4%)                     $ Par  $ (000)
            --------------------------------------------------------

            Consumer Discretionary continued
            Pier 1 Imports, Inc.                      31,100    550
            The Reader's Digest Association, Inc. --
             Class A                                  34,800    556
            Regis Corp.                               15,600    696
            *Rent-A-Center, Inc.                      28,400    850
            Ross Stores, Inc.                         53,100  1,421
            Ruby Tuesday, Inc.                        23,100    634
            Ryland Group, Inc.                         8,700    680
            Saks, Inc.                                47,900    719
            *Scholastic Corp.                         13,800    413
            *Six Flags, Inc.                          32,500    236
            Superior Industries International, Inc.    9,400    314
            Thor Industries, Inc.                     20,100    673
            *The Timberland Co. -- Class A            12,200    788
            *Toll Brothers, Inc.                      25,700  1,088
            Tupperware Corp.                          20,500    398
            *Valassis Communications, Inc.            18,300    558
            The Washington Post Co. -- Class B         3,300  3,069
            *Westwood One, Inc.                       35,100    835
            *Williams-Sonoma, Inc.                    41,200  1,358
                                                             ------
                Total                                        63,846
                                                             ------

            Consumer Staples (4.5%)
            *BJ's Wholesale Club, Inc.                24,500    613
            Church & Dwight Co., Inc.                 14,400    659
            *Constellation Brands, Inc. -- Class A    37,200  1,381
            *Dean Foods Co.                           54,814  2,045
            *Energizer Holdings, Inc.                 28,600  1,287
            Hormel Foods Corp.                        48,700  1,515
            Interstate Bakeries Corp.                 15,700    170
            The J.M. Smucker Co.                      17,596    808
            Lancaster Colony Corp.                    12,600    525
            PepsiAmericas, Inc.                       48,200  1,024
            Ruddick Corp.                             16,300    366
            *Smithfield Foods, Inc.                   38,900  1,144
            Tootsie Roll Industries, Inc.             18,654    606
            Tyson Foods, Inc. -- Class A             123,740  2,591
            Universal Corp.                            8,800    448
            Whole Foods Market, Inc.                  21,400  2,043
                                                             ------
                Total                                        17,225
                                                             ------

            Energy (6.5%)
            *Cooper Cameron Corp.                     19,000    925
            ENSCO International, Inc.                 53,000  1,542
            *FMC Technologies, Inc.                   23,269    670
            *Forest Oil Corp.                         20,400    557
            *Grant Prideco, Inc.                      42,600    786
            *Hanover Compressor Co.                   25,800    307
            Helmerich & Payne, Inc.                   17,600    460
            Murphy Oil Corp.                          32,200  2,373
            *National-Oilwell, Inc.                   29,900    942
            *Newfield Exploration Co.                 19,700  1,098
            Noble Energy, Inc.                        19,900  1,015

                                                      Index 400 Stock Portfolio

 Index 400 Stock Portfolio


                                                  Shares/  Value
               Common Stocks (92.4%)               $ Par  $ (000)
               --------------------------------------------------

               Energy continued
               Overseas Shipholding Group, Inc.   13,800     609
               Patterson-UTI Energy, Inc.         29,000     969
               Pioneer Natural Resources Co.      41,900   1,470
               *Plains Exploration and Product    26,300     483
               Pogo Producing Co.                 22,400   1,107
               *Pride International, Inc.         47,600     814
               *Smith International, Inc.         35,100   1,957
               Tidewater, Inc.                    21,300     635
               *Varco International, Inc.         34,262     750
               *Weatherford International, Ltd.   46,100   2,074
               Western Gas Resources, Inc.        25,800     838
               XTO Energy, Inc.                   88,191   2,627
                                                          ------
                   Total                                  25,008
                                                          ------

               Financials (17.5%)
               A.G. Edwards, Inc.                 28,100     956
               *Allmerica Financial Corp.         18,600     629
               AMB Property Co.                   28,700     994
               American Financial Group, Inc.     25,600     783
               *AmeriCredit Corp.                 55,200   1,078
               Amerus Group, Co.                  13,800     571
               Arthur J. Gallagher & Co.          31,600     962
               Associated Banc-Corp.              38,563   1,143
               Astoria Financial Corp.            27,900   1,021
               Bank of Hawaii Corp.               19,200     868
               Banknorth Group, Inc.              60,400   1,962
               Brown & Brown, Inc.                24,100   1,039
               City National Corp.                17,200   1,130
               The Colonial BancGroup, Inc.       44,600     810
               Commerce Bancorp, Inc.             26,600   1,463
               Compass Bancshares, Inc.           42,700   1,836
               Cullen/Frost Bankers, Inc.         18,200     814
               Eaton Vance Corp.                  24,000     917
               Everest Re Group, Ltd.             19,500   1,567
               Fidelity National Financial, Inc.  60,515   2,260
               The First American Corp.           31,200     808
               FirstMerit Corp.                   29,800     786
               GATX Corp.                         17,300     471
               Greater Bay Bancorp                18,600     538
               GreenPoint Financial Corp.         46,850   1,860
               HCC Insurance Holdings, Inc.       22,400     748
               Hibernia Corp. -- Class A          54,500   1,324
               Highwoods Properties, Inc.         18,700     439
               Horace Mann Educators Corp.        15,000     262
               Hospitality Properties Trust       23,400     990
               Independence Community Bank Corp.  28,700   1,045
               IndyMac Bancorp, Inc.              20,600     651
               Investors Financial Services Corp. 23,100   1,007
               Jefferies Group, Inc.              19,300     597
               LaBranche & Co., Inc.              21,000     177
               Legg Mason, Inc.                   23,300   2,121
               Leucadia National Corp.            24,500   1,218
               Liberty Property Trust             29,400   1,182
               Mack-Cali Realty Corp.             21,100     873
               Mercantile Bankshares Corp.        28,000   1,311
               *The MONY Group, Inc.              15,900     498
               National Commerce Financial Corp.  71,925   2,337

                                                      Shares/  Value
           Common Stocks (92.4%)                       $ Par  $ (000)
           ----------------------------------------------------------

           Financials continued
           New Plan Excel Realty Trust, Inc.           34,900    815
           New York Community Bancorp, Inc.            94,821  1,861
           *Ohio Casualty Corp.                        21,400    431
           Old Republic International Corp.            63,600  1,509
           The PMI Group, Inc.                         32,900  1,432
           Protective Life Corp.                       24,200    936
           Provident Financial Group, Inc.             17,200    679
           Radian Group, Inc.                          33,000  1,581
           Raymond James Financial, Inc.               25,750    681
           Rayonier, Inc.                              17,111    761
           SEI Investments Co.                         37,000  1,074
           *Silicon Valley Bancshares                  12,200    484
           Sovereign Bancorp, Inc.                    107,200  2,368
           StanCorp Financial Group, Inc.              10,200    683
           TCF Financial Corp.                         24,900  1,445
           United Dominion Realty Trust, Inc.          44,500    880
           Unitrin, Inc.                               23,800  1,014
           W.R. Berkley Corp.                          29,300  1,258
           Waddell & Reed Financial, Inc. -- Class A   28,900    639
           Washington Federal, Inc.                    27,550    661
           Webster Financial Corp.                     18,400    865
           Westamerica Bancorporation                  11,500    603
           Wilmington Trust Corp.                      23,200    864
                                                              ------
               Total                                          67,570
                                                              ------

           Health Care (10.8%)
           *Apogent Technologies, Inc.                 31,100    995
           *Apria Healthcare Group, Inc.               17,900    514
           *Barr Laboratories, Inc.                    35,500  1,196
           Beckman Coulter, Inc.                       21,600  1,318
           *Cephalon, Inc.                             19,500  1,053
           *Charles River Laboratories International,
            Inc.                                       16,100    787
           *Community Health Systems, Inc.             34,600    926
           *Covance, Inc.                              22,000    849
           *Coventry Health Care, Inc.                 31,600  1,545
           *Cytyc Corp.                                38,400    974
           DENTSPLY International, Inc.                27,750  1,446
           *Edwards Lifesciences Corp.                 20,800    725
           *First Health Group Corp.                   33,100    517
           *Gilead Sciences, Inc.                      75,100  5,032
           *Health Net, Inc.                           39,900  1,057
           *Henry Schein, Inc.                         15,300    966
           Hillenbrand Industries, Inc.                21,800  1,318
           *IVAX Corp.                                 68,925  1,654
           *LifePoint Hospitals, Inc.                  13,200    491
           *Lincare Holdings, Inc.                     34,500  1,134
           *Millennium Pharmaceuticals, Inc.          105,800  1,460
           Omnicare, Inc.                              36,000  1,541
           Oxford Health Plans, Inc.                   29,100  1,602
           *PacifiCare Health Systems, Inc.            29,300  1,133
           *Par Pharmaceutical Cos, Inc.               11,900    419
           *Patterson Dental Co.                       24,000  1,836
           Perrigo Co.                                 24,600    467
           *Protein Design Labs, Inc.                  32,900    629
           *Renal Care Group, Inc.                     23,950    793
           *Sepracor, Inc.                             29,800  1,576

Index 400 Stock Portfolio

 Index 400 Stock Portfolio


                                                       Shares/  Value
          Common Stocks (92.4%)                         $ Par  $ (000)
          ------------------------------------------------------------

          Health Care continued
          *STERIS Corp.                                24,500     553
          *Triad Hospitals, Inc.                       26,439     984
          Universal Health Services, Inc. -- Class B   20,400     936
          Valeant Pharmaceuticals International Co.    29,200     584
          *Varian Medical Systems Inc.                 24,100   1,912
          *Vertex Pharmaceuticals, Inc.                27,300     296
          *VISX, Inc.                                  17,000     454
                                                               ------
              Total                                            41,672
                                                               ------

          Industrials (12.1%)
          (b)*AGCO Corp.                               31,000     631
          *Alaska Air Group, Inc.                       9,400     224
          Alexander & Baldwin, Inc.                    14,700     492
          ALLETE, Inc.                                 30,500   1,016
          *Alliant Techsystems, Inc.                   13,600     861
          AMETEK, Inc.                                 23,400     723
          Banta Corp.                                   9,000     400
          The Brink's Co.                              19,000     651
          C.H. Robinson Worldwide, Inc.                29,600   1,357
          *Career Education Corp.                      35,200   1,604
          Carlisle Companies, Inc.                     10,800     672
          *ChoicePoint, Inc.                           30,700   1,402
          CNF, Inc.                                    17,500     727
          *Copart, Inc.                                31,200     833
          *Corinthian Colleges, Inc.                   31,500     779
          *DeVry, Inc.                                 24,600     675
          Donaldson Co., Inc.                          30,400     891
          *The Dun & Bradstreet Corp.                  25,500   1,375
          *Dycom Industries, Inc.                      16,900     473
          *Education Management Corp.                  25,600     841
          Expeditors International of Washington, Inc. 36,900   1,822
          Fastenal Co.                                 26,600   1,512
          Federal Signal Corp.                         16,800     313
          *Flowserve Corp.                             19,400     484
          Graco, Inc.                                  24,000     745
          Granite Construction, Inc.                   14,600     266
          Harsco Corp.                                 14,300     672
          Herman Miller, Inc.                          25,600     741
          HNI Corp.                                    20,400     864
          Hubbell, Inc. -- Class B                     21,000     981
          *ITT Educational Services, Inc.              16,000     608
          J.B. Hunt Transport Services, Inc.           28,200   1,088
          *Jacobs Engineering Group, Inc.              19,600     772
          *Jetblue Airways Corp.                       35,850   1,053
          Kelly Services, Inc. -- Class A              12,200     364
          Kennametal, Inc.                             12,700     582
          *Korn/Ferry International                    13,200     256
          L-3 Communications Holdings, Inc.            37,000   2,471
          *Laureate Education, Inc.                    15,319     586
          Manpower, Inc.                               31,100   1,579
          Nordson Corp.                                12,100     525
          Pentair, Inc.                                34,700   1,167
          Precision Castparts Corp.                    22,700   1,241
          *Quanta Services, Inc.                       40,900     254
          Republic Services, Inc.                      55,600   1,609
          Rollins, Inc.                                15,850     365
          *Sequa Corp. -- Class A                       3,700     216

                                                       Shares/  Value
          Common Stocks (92.4%)                         $ Par  $ (000)
          ------------------------------------------------------------

          Industrials continued
          *Sotheby's Holdings, Inc. -- Class A          21,700    346
          SPX Corp.                                     26,500  1,231
          *Stericycle, Inc.                             14,800    766
          *Swift Transportation Co., Inc.               29,400    528
          Tecumseh Products Co. -- Class A               6,500    268
          Teleflex, Inc.                                13,900    697
          Trinity Industries, Inc.                      16,400    521
          *United Rentals, Inc.                         27,000    483
          Viad Corp.                                    31,000    837
          Werner Enterprises, Inc.                      27,950    590
          York International Corp.                      14,100    579
                                                               ------
              Total                                            46,609
                                                               ------

          Information Technology (14.1%)
          *3Com Corp.                                  134,300    839
          *Activision, Inc.                             47,450    754
          Acxiom Corp.                                  30,000    745
          ADTRAN, Inc.                                  27,800    928
          *Advanced Fibre Communications, Inc.          30,500    616
          *Advent Software, Inc.                        11,500    208
          *Arrow Electronics, Inc.                      39,500  1,059
          *Ascential Software Corp.                     20,875    334
          *Atmel Corp.                                 165,500    980
          *Avnet, Inc.                                  42,200    958
          *Avocent Corp.                                16,800    617
          *The BISYS Group, Inc.                        42,300    595
          *Cabot Microelectronics Corp.                  8,692    266
          *Cadence Design Systems, Inc.                 92,400  1,352
          CDW Corp.                                     29,200  1,861
          *Ceridian Corp.                               52,400  1,179
          Certegy, Inc.                                 22,600    877
          *CheckFree Corp.                              28,100    843
          *Cognizant Technology Solutions Corp.         44,500  1,131
          *CommScope, Inc.                              20,800    446
          *Credence Systems Corp.                       33,700    465
          *Cree, Inc.                                   25,900    603
          *CSG Systems International, Inc.              18,400    381
          *Cypress Semiconductor Corp.                  42,200    599
          Diebold, Inc.                                 25,600  1,353
          *DST Systems, Inc.                            29,300  1,409
          Fair, Isaac and Co., Inc.                     24,800    828
          *Fairchild Semiconductor International, Inc.
           -- Class A                                   41,300    676
          *Gartner, Inc.                                45,400    600
          Harris Corp.                                  23,400  1,188
          Imation Corp.                                 12,400    528
          *Integrated Circuit Systems, Inc.             25,400    690
          *Integrated Device Technology, Inc.           37,000    512
          *International Rectifier Corp.                23,100    957
          Intersil Corp. -- Class A                     48,800  1,057
          Jack Henry & Associates, Inc.                 31,500    633
          *Keane, Inc.                                  22,500    308
          *KEMET Corp.                                  30,300    370
          *Lam Research Corp.                           46,800  1,254
          *Lattice Semiconductor Corp.                  39,600    278
          *LTX Corp.                                    20,900    226
          *Macromedia, Inc.                             23,600    579

                                                      Index 400 Stock Portfolio

 Index 400 Stock Portfolio


                                                     Shares/  Value
            Common Stocks (92.4%)                     $ Par  $ (000)
            --------------------------------------------------------

            Information Technology continued
            *Macrovision Corp.                       17,200     431
            *McDATA Corp. -- Class A                 41,100     221
            *Mentor Graphics Corp.                   23,900     370
            *Micrel, Inc.                            32,400     394
            Microchip Technology, Inc.               73,012   2,302
            *MPS Group, Inc.                         36,700     445
            National Instruments Corp.               27,450     841
            *Network Associates, Inc.                56,700   1,028
            *Newport Corp.                           13,700     222
            *Plantronics, Inc.                       16,100     678
            *Plexus Corp.                            15,100     204
            *Polycom, Inc.                           34,800     780
            *Powerwave Technologies, Inc.            36,600     282
            *Quantum Corp. -- DLT & Storage Systems  63,200     196
            *Retek, Inc.                             19,200     118
            The Reynolds and Reynolds Co. -- Class A 23,500     544
            *RF Micro Devices, Inc.                  65,200     489
            *RSA Security, Inc.                      21,100     432
            *SanDisk Corp.                           55,900   1,212
            *Semtech Corp.                           25,900     610
            *Silicon Laboratories, Inc.              18,000     834
            *Storage Technology Corp.                38,800   1,125
            *Sybase, Inc.                            33,900     610
            *Synopsys, Inc.                          55,000   1,563
            *Tech Data Corp.                         20,000     783
            *The Titan Corp.                         28,600     371
            *Transaction Systems Architects, Inc. --
             Class A                                 13,400     289
            *TriQuint Semiconductor, Inc.            47,111     257
            *UTStarcom, Inc.                         40,000   1,210
            *Varian, Inc.                            12,200     514
            *Vishay Intertechnology, Inc.            56,287   1,046
            *Wind River Systems, Inc.                28,200     332
            *Zebra Technologies Corp. -- Class A     16,700   1,453
                                                             ------
                Total                                        54,268
                                                             ------

            Materials (4.0%)
            Airgas, Inc.                             25,700     614
            Albemarle Corp.                          14,500     459
            Arch Coal, Inc.                          18,500     677
            Bowater, Inc.                            19,400     807
            Cabot Corp.                              21,700     883
            Crompton Corp.                           39,063     246
            Cytec Industries, Inc.                   13,700     623
            Ferro Corp.                              14,500     387
            *FMC Corp.                               12,400     535
            IMC Global, Inc.                         40,400     541
            *Longview Fibre Co.                      17,900     264
            The Lubrizol Corp.                       18,100     663
            Lyondell Chemical Co.                    62,100   1,080
            Martin Marietta Materials, Inc.          17,200     762
            Minerals Technologies, Inc.               7,200     418
            Olin Corp.                               24,300     428
            P.H. Glatfelter Co.                      15,400     217
            Packaging Corp. of America               37,000     884
            Peabody Energy Corp.                     21,600   1,208
            Potlatch Corp.                           10,100     421

                                                   Shares/   Value
             Common Stocks (92.4%)                  $ Par   $ (000)
             ------------------------------------------------------

             Materials continued
             RPM, Inc.                               40,700     619
             *The Scotts Co. -- Class A              11,400     728
             Sensient Technologies Corp.             16,400     352
             Sonoco Products Co.                     34,300     875
             The Valspar Corp.                       17,800     898
                                                            -------
                 Total                                       15,589
                                                            -------

             Telecommunication Services (0.5%)
             *Cincinnati Bell, Inc.                  85,700     381
             Telephone and Data Systems, Inc.        20,200   1,438
                                                            -------
                 Total                                        1,819
                                                            -------

             Utilities (5.8%)
             AGL Resources, Inc.                     22,700     659
             Alliant Energy Corp.                    38,900   1,015
             Aqua America, Inc.                      32,450     651
             *Aquila, Inc.                           68,500     244
             Black Hills Corp.                       11,300     356
             DPL, Inc.                               44,400     862
             Duquesne Light Holdings, Inc.           26,400     510
             Energy East Corp.                       51,300   1,244
             Equitable Resources, Inc.               21,600   1,117
             Great Plains Energy, Inc.               26,100     775
             Hawaiian Electric Industries, Inc.      27,900     728
             IDACORP, Inc.                           13,400     362
             MDU Resources Group, Inc.               41,000     985
             National Fuel Gas Co.                   28,700     718
             Northeast Utilities                     44,700     870
             NSTAR                                   18,600     891
             OGE Energy Corp.                        30,500     777
             ONEOK, Inc.                             35,900     789
             Pepco Holdings, Inc.                    60,200   1,100
             PNM Resources, Inc.                     21,150     439
             Puget Energy, Inc.                      34,800     762
             Questar Corp.                           29,200   1,128
             SCANA Corp.                             38,900   1,415
             *Sierra Pacific Resouces                41,181     318
             Vectren Corp.                           26,600     667
             Westar Energy, Inc.                     29,100     579
             WGL Holdings, Inc.                      17,100     491
             Wisconsin Energy Corp.                  41,600   1,357
             WPS Resources Corp.                     12,700     589
                                                            -------
                 Total                                       22,398
                                                            -------

                 Total Common Stocks
                  (Cost: $299,132)                          356,004
                                                            -------

             Money Market Investments (7.5%)
             ------------------------------------------------------

             Agricultural Services (1.3%)
             (b)Cargill, Inc., 1.44%, 7/1/04      5,100,000   5,100
                                                            -------
                 Total                                        5,100
                                                            -------

             Federal Government & Agencies (0.5%)
             (b)Fannie Mae, 0.98%, 7/16/2004        300,000     300
             (b)Federal Home Loan Bank,
              1.055%, 7/16/04                     1,500,000   1,499
                                                            -------
                 Total                                        1,799
                                                            -------

Index 400 Stock Portfolio

 Index 400 Stock Portfolio


                                                     Shares/   Value
          Money Market Investments (7.5%)             $ Par   $ (000)
          -----------------------------------------------------------

          Finance Lessors (1.6%)
          (b)Receivable Capital Trust,
           1.33%, 7/30/04                           6,000,000   5,994
                                                              -------
              Total                                             5,994
                                                              -------

          Short Term Business Credit (2.5%)
          (b)Old Line Funding Corp.,
           1.07%, 7/8/2004                          5,000,000   4,999
          (b)Sheffield Receivables, 1.05%, 7/2/04   5,000,000   5,000
                                                              -------
              Total                                             9,999
                                                              -------

          Utilities (1.6%)
          (b)National Rural Utility, 1.30%, 7/28/04 6,000,000   5,994
                                                              -------
              Total                                             5,994
                                                              -------

              Total Money Market Investments
               (Cost: $28,886)                                 28,886
                                                              -------

              Total Investments (99.9%)
               (Cost $328,018)(a)                             384,890
                                                              -------

              Other Assets, Less Liabilities
               (0.1%)                                             462
                                                              -------

              Total Net Assets (100.0%)                       385,352
                                                              -------

* Non-Income Producing

(a)At June 30, 2004 the aggregate cost of securities for federal tax purposes was $328,018 and the net unrealized appreciation of investments based on that cost was $56,872 which is comprised of $82,018 aggregate gross unrealized appreciations and $25,146 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

                                                     Unrealized
                                                    Appreciation/
                               Number of Expiration Depreciation
              Issuer (000's)   Contracts    Date       (000's)
              ---------------------------------------------------
              MidCap 400 Index
               Futures            95        9/04        $687
              (Total Notional
               Value at
               June 30, 2004,
               $28,205 )

                                                      Index 400 Stock Portfolio

                                                                             19


    The Accompanying Notes are an Integral Part of the Financial Statements

 Janus Capital Appreciation Portfolio

Northwestern Mutual Series Fund, Inc.
Schedule of Investments
June 30, 2004 (unaudited)

                                                      Shares/  Value
          Common Stocks (82.8%)                        $ Par  $ (000)
          -----------------------------------------------------------

          Consumer Discretionary (11.3%)
          *Advance Auto Parts, Inc.                   14,280     631
          *Amazon.com, Inc.                           15,725     855
          *eBay, Inc.                                 18,000   1,655
          *Echostar Communications Corp. -- Class A    2,355      72
          *Kohl's Corp.                               10,325     437
          NIKE, Inc. -- Class B                       16,515   1,251
          Outback Steakhouse, Inc.                     3,385     140
                                                               -----
              Total                                            5,041
                                                               -----

          Consumer Staples (3.8%)
          *Energizer Holdings, Inc.                   14,535     654
          The Procter & Gamble Co.                    19,160   1,043
                                                               -----
              Total                                            1,697
                                                               -----

          Energy (2.3%)
          Murphy Oil Corp.                             8,615     635
          Suncor Energy, Inc.                         14,570     373
                                                               -----
              Total                                            1,008
                                                               -----

          Financials (14.5%)
          The Allstate Corp.                          17,160     799
          Bank of America Corp.                       19,725   1,668
          *Berkshire Hathaway, Inc. -- Class B           135     399
          The Goldman Sachs Group, Inc.               12,555   1,182
          SLM Corp.                                   29,580   1,197
          Wells Fargo & Co.                           20,680   1,184
                                                               -----
              Total                                            6,429
                                                               -----

          Health Care (21.3%)
          Aetna, Inc.                                 19,850   1,687
          *Anthem, Inc.                                4,625     414
          *Forest Laboratories, Inc.                  11,710     663
          *Genentech, Inc.                            59,000   3,317
          *Invitrogen Corp.                            5,755     414
          UnitedHealth Group, Inc.                    44,280   2,757
          *Wellpoint Health Networks, Inc. -- Class A  2,190     245
                                                               -----
              Total                                            9,497
                                                               -----

          Industrials (5.5%)
          3M Co.                                      12,760   1,149
          United Parcel Service, Inc. -- Class B      17,260   1,297
                                                               -----
              Total                                            2,446
                                                               -----

          Information Technology (19.7%)
          *Apple Computer, Inc.                       39,890   1,298
          *Applied Materials, Inc.                    59,705   1,171
          *Cisco Systems, Inc.                        33,850     802

                                                       Shares/   Value
         Common Stocks (82.8%)                          $ Par   $ (000)
         --------------------------------------------------------------

         Information Technology continued
         *Electronic Arts, Inc.                          33,130  1,807
         *KLA-Tencor Corp.                               19,555    966
         *NVIDIA Corp.                                   21,520    441
         *SanDisk Corp.                                   5,425    118
         *Synopsys, Inc.                                 11,600    330
         Texas Instruments, Inc.                         41,145    995
         *Yahoo!, Inc.                                   22,540    819
                                                                ------
             Total                                               8,747
                                                                ------

         Telecommunication Services (4.4%)
         *Nextel Communications, Inc. --
          Class A                                        50,185  1,338
         Vodafone Group PLC, ADR                         27,395    606
                                                                ------
             Total                                               1,944
                                                                ------

             Total Common Stocks
              (Cost: $29,052)                                   36,809
                                                                ------

         Money Market Investments (17.1%)
         --------------------------------------------------------------

         Federal Government & Agencies (14.4%)
         Federal National Mortgage Association,
          1.25%, 7/21/04                              6,400,000  6,395
                                                                ------
             Total                                               6,395
                                                                ------

         Finance Services (2.7%)
         Preferred Receivable Funding,
          1.20%, 7/13/04                              1,200,000  1,200
                                                                ------
             Total                                               1,200
                                                                ------

             Total Money Market Investments
              (Cost: $7,595)                                     7,595
                                                                ------

             Total Investments (99.9%)
              (Cost $36,647)(a)                                 44,404
                                                                ------

             Other Assets, Less Liabilities (0.1%)                  65
                                                                ------

             Total Net Assets (100.0%)                          44,469
                                                                ------

* Non-Income Producing

 ADR -- American Depository Receipt

(a)At June 30, 2004 the aggregate cost of securities for federal tax purposes was $36,647 and the net unrealized appreciation of investments based on that cost was $7,757 which is comprised of $8,052 aggregate gross unrealized appreciations and $295 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements

Janus Capital Appreciation Portfolio

 Growth Stock Portfolio


Northwestern Mutual Series Funds
Schedule of Investments
June 30, 2004 (unaudited)

                                                  Shares/  Value
               Common Stocks (96.4%)               $ Par  $ (000)
               --------------------------------------------------

               Consumer Discretionary (18.3%)
               *Bed Bath & Beyond, Inc.           115,900   4,456
               Best Buy Co., Inc.                  67,900   3,445
               Carnival Corp.                     125,000   5,875
               *Comcast Corp. -- Class A          120,084   3,366
               Fortune Brands, Inc.               156,700  11,821
               Gannett Co., Inc.                   37,200   3,156
               Harley-Davidson, Inc.              129,600   8,027
               *InterActiveCorp                    95,200   2,869
               J.C. Penney Co., Inc.              192,600   7,273
               *Kohl's Corp.                       91,500   3,869
               Lowe's Companies, Inc.             118,700   6,238
               McDonald's Corp.                   178,300   4,636
               The McGraw-Hill Companies, Inc.     84,200   6,447
               The News Corp. Ltd., ADR           138,700   4,560
               NIKE, Inc. -- Class B               73,600   5,575
               PETsMART, Inc.                      79,600   2,583
               Staples, Inc.                      196,300   5,754
               Target Corp.                       275,000  11,680
               *Time Warner, Inc.                 299,000   5,256
               Tribune Co.                         99,600   4,536
               Viacom, Inc. -- Class B            149,900   5,354
               Wendy's International, Inc.        129,000   4,494
                                                          -------
                   Total                                  121,270
                                                          -------

               Consumer Staples (8.2%)
               Altria Group, Inc.                 151,200   7,568
               Anheuser-Busch Companies, Inc.      59,000   3,186
               Avon Products, Inc.                 63,100   2,911
               The Coca-Cola Co.                   94,700   4,780
               *Dean Foods Co.                    111,100   4,145
               PepsiCo, Inc.                      184,400   9,935
               The Procter & Gamble Co.            30,200   1,644
               Wal-Mart Stores, Inc.              269,800  14,236
               Walgreen Co.                       165,500   5,993
                                                          -------
                   Total                                   54,398
                                                          -------

               Energy (5.7%)
               ConocoPhillips                     118,008   9,003
               EOG Resources, Inc.                132,500   7,912
               Exxon Mobil Corp.                  287,034  12,746
               Halliburton Co.                    177,000   5,356
               *Noble Corp.                        70,700   2,679
                                                          -------
                   Total                                   37,696
                                                          -------

               Financials (15.1%)
               American Express Co.               191,600   9,844
               American International Group, Inc. 118,900   8,475
               Citigroup, Inc.                    358,700  16,681
               The Goldman Sachs Group, Inc.       91,400   8,606
               Lehman Brothers Holdings, Inc.      83,900   6,313
               Morgan Stanley                     182,400   9,625
               Principal Financial Group, Inc.    285,600   9,933
               Prudential Financial, Inc.         156,600   7,277
               U.S. Bancorp                       233,200   6,427

                                                    Shares/  Value
            Common Stocks (96.4%)                    $ Par  $ (000)
            -------------------------------------------------------

            Financials continued
            Wachovia Corp.                          105,900   4,713
            Wells Fargo & Co.                       215,700  12,345
                                                            -------
                Total                                       100,239
                                                            -------

            Health Care (15.4%)
            Abbott Laboratories                     152,500   6,216
            *Amgen, Inc.                            166,800   9,102
            *Boston Scientific Corp.                 58,100   2,487
            *Caremark Rx, Inc.                      157,800   5,198
            Eli Lilly and Co.                       124,800   8,725
            *Forest Laboratories, Inc.               66,000   3,738
            *Genentech, Inc.                         29,100   1,635
            *Gilead Sciences, Inc.                   77,000   5,159
            Guidant Corp.                            42,300   2,364
            Johnson & Johnson                       180,900  10,076
            Medtronic, Inc.                         201,100   9,798
            Pfizer, Inc.                            459,550  15,753
            *St. Jude Medical, Inc.                  55,600   4,206
            Teva Pharmaceutical Industries, Ltd.,
             ADR                                    184,800  12,435
            UnitedHealth Group, Inc.                 48,300   3,007
            *Zimmer Holdings, Inc.                   24,200   2,134
                                                            -------
                Total                                       102,033
                                                            -------

            Industrials (8.3%)
            *American Standard Companies, Inc.      378,300  15,249
            Caterpillar, Inc.                        41,800   3,321
            FedEx Corp.                             146,100  11,935
            General Electric Co.                    635,200  20,581
            Tyco International, Ltd.                120,800   4,003
                                                            -------
                Total                                        55,089
                                                            -------

            Information Technology (21.6%)
            *Accenture, Ltd. -- Class A             180,500   4,960
            *Affiliated Computer Services, Inc. --
             Class A                                125,300   6,633
            Analog Devices, Inc.                     90,300   4,251
            *Applied Materials, Inc.                179,100   3,514
            *ASML Holding N.V.                      232,400   3,976
            *Broadcom Corp. -- Class A               94,900   4,438
            *Cisco Systems, Inc.                    601,000  14,244
            *Dell, Inc.                             194,500   6,967
            First Data Corp.                        223,500   9,950
            *Fiserv, Inc.                           124,362   4,836
            Hewlett-Packard Co.                     463,300   9,776
            Intel Corp.                             499,300  13,781
            International Business Machines Corp.   109,300   9,635
            *Lexmark International, Inc. -- Class A  53,300   5,145
            Microsoft Corp.                         775,800  22,157
            Motorola, Inc.                          146,900   2,681
            *National Semiconductor Corp.           148,000   3,255
            *NVIDIA Corp.                           110,000   2,255
            Taiwan Semiconductor Manufacturing
             Co., Ltd., ADR                         558,538   4,641

                                                         Growth Stock Portfolio

 Growth Stock Portfolio


                                                 Shares/    Value
              Common Stocks (96.4%)               $ Par    $ (000)
              ----------------------------------------------------

              Information Technology continued
              Texas Instruments, Inc.              152,800   3,695
              *Yahoo!, Inc.                         91,610   3,328
                                                           -------
                  Total                                    144,118
                                                           -------

              Materials (2.3%)
              Air Products and Chemicals, Inc.      65,100   3,414
              Alcoa, Inc.                          140,400   4,638
              PPG Industries, Inc.                  60,200   3,762
              Praxair, Inc.                         86,000   3,432
                                                           -------
                  Total                                     15,246
                                                           -------

              Other Holdings (0.7%)
              Nasdaq-100 Trust, Series 1            40,200   1,518
              Semiconductor HOLDRS (SM) Trust       83,200   3,142
                                                           -------
                  Total                                      4,660
                                                           -------

              Telecommunication Services (0.8%)
              Vodafone Group PLC, ADR              233,800   5,167
                                                           -------
                  Total                                      5,167
                                                           -------

                  Total Common Stocks
                   (Cost: $575,371)                        639,916
                                                           -------

              Money Market Investments (3.8%)
              ----------------------------------------------------

              Agricultural Services (1.7%)
              Cargill, Inc., 1.44%, 7/1/04      11,400,000  11,400
                                                           -------
                  Total                                     11,400
                                                           -------

              Federal Government & Agencies (0.6%)
              Federal Home Loan Bank,
               1.055%, 7/16/04                   4,000,000   3,998
                                                           -------
                  Total                                      3,998
                                                           -------

                                                  Shares/    Value
           Money Market Investments (3.8%)         $ Par    $ (000)
           ---------------------------------------------------------

           Short Term Business Credit (1.5%)
           (b)Sheffield Receivables,
            1.30%, 7/26/04                       10,000,000   9,991
                                                            -------
               Total                                          9,991
                                                            -------

               Total Money Market
                Investments (Cost: $25,389)                  25,389
                                                            -------

               Total Investments (100.2%)
                (Cost $600,760)(a)                          665,305
                                                            -------

               Other Assets, Less Liabilities
                (-0.2%)                                      (1,335)
                                                            -------

               Total Net Assets (100.0%)                    663,970
                                                            -------

* Non-Income Producing

 ADR -- American Depository Receipt

(a)At June 30, 2004 the aggregate cost of securities for federal tax purposes was $600,760 and the net unrealized appreciation of investments based on that cost was $64,545 which is comprised of $82,227 aggregate gross unrealized appreciations and $17,682 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

                                                     Unrealized
                                                    Appreciation/
                               Number of Expiration Depreciation
               Issuer (000's)  Contracts    Date       (000's)
               --------------------------------------------------
               S&P 500 Index
                Futures           19        9/04         $31
               (Total Notional
                Value at
                June 30, 2004,
                $5,386 )

    The Accompanying Notes are an Integral Part of the Financial Statements

Growth Stock Portfolio

 Large Cap Core Stock Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
June 30, 2004 (unaudited)

                                                  Shares/  Value
               Common Stocks (97.8%)               $ Par  $ (000)
               --------------------------------------------------

               Consumer Discretionary (13.4%)
               Best Buy Co., Inc.                  43,100  2,187
               Carnival Corp.                      84,700  3,981
               *Comcast Corp. -- Class A           78,014  2,187
               DaimlerChrysler AG                  47,000  2,212
               Fortune Brands, Inc.                60,000  4,526
               Gannett Co., Inc.                   24,000  2,036
               J. C. Penney Co., Inc.             130,500  4,927
               Lear Corp.                          59,600  3,516
               *Liberty Media Corp. -- Class A    364,300  3,275
               McDonald's Corp.                   110,600  2,876
               The News Corp. Ltd., ADR            94,000  3,091
               NIKE, Inc. -- Class B               57,700  4,371
               Omnicom Group, Inc.                 30,000  2,277
               PETsMART, Inc.                      54,300  1,762
               Staples, Inc.                      133,200  3,904
               Target Corp.                       100,500  4,268
               *Time Warner, Inc.                 178,000  3,129
               The TJX Companies, Inc.             91,800  2,216
               Viacom, Inc. -- Class B             39,700  1,418
               Wendy's International, Inc.         63,100  2,198
                                                          ------
                   Total                                  60,357
                                                          ------

               Consumer Staples (9.6%)
               Altria Group, Inc.                 134,400  6,727
               Anheuser-Busch Companies, Inc.      40,300  2,176
               Avon Products, Inc.                 43,300  1,998
               The Coca-Cola Co.                   85,100  4,296
               *Dean Foods Co.                     70,350  2,625
               The Gillette Co.                    57,500  2,438
               PepsiCo, Inc.                      106,400  5,733
               The Procter & Gamble Co.           138,400  7,534
               Wal-Mart Stores, Inc.              123,000  6,489
               Walgreen Co.                        87,000  3,150
                                                          ------
                   Total                                  43,166
                                                          ------

               Energy (7.4%)
               BP PLC, ADR                         40,800  2,186
               ConocoPhillips                      80,244  6,122
               Devon Energy Corp.                  28,100  1,855
               EOG Resources, Inc.                 69,300  4,138
               Exxon Mobil Corp.                  246,400 10,942
               Halliburton Co.                    120,900  3,658
               Schlumberger, Ltd.                  44,100  2,801
               Valero Energy Corp.                 23,900  1,763
                                                          ------
                   Total                                  33,465
                                                          ------

               Financials (16.7%)
               American Express Co.                60,200  3,093
               American International Group, Inc. 107,200  7,641
               Bank of America Corp.               51,700  4,375
               Bank One Corp.                      87,800  4,478
               The Chubb Corp.                     29,200  1,991
               CIT Group, Inc.                     56,200  2,152
               Citigroup, Inc.                    252,900 11,760

                                                     Shares/  Value
           Common Stocks (97.8%)                      $ Par  $ (000)
           ---------------------------------------------------------

           Financials continued
           Countrywide Financial Corp.                66,000  4,637
           The Goldman Sachs Group, Inc.              40,000  3,766
           The Hartford Financial Services Group,
            Inc.                                      41,900  2,880
           Lehman Brothers Holdings, Inc.             46,100  3,469
           Morgan Stanley                             62,800  3,314
           *Piper Jaffray Companies, Inc.              1,658     75
           Prudential Financial, Inc.                110,000  5,112
           U.S. Bancorp                              197,300  5,438
           Wachovia Corp.                             68,900  3,066
           Wells Fargo & Co.                         129,600  7,417
                                                             ------
               Total                                         74,664
                                                             ------

           Health Care (13.0%)
           Abbott Laboratories                        93,900  3,827
           *Amgen, Inc.                               69,100  3,771
           *Boston Scientific Corp.                   39,900  1,708
           *Caremark Rx, Inc.                        107,300  3,534
           Eli Lilly and Co.                          81,300  5,684
           *Forest Laboratories, Inc.                 44,300  2,509
           *Genentech, Inc.                           20,000  1,124
           Guidant Corp.                              33,000  1,844
           Johnson & Johnson                         142,900  7,960
           Medtronic, Inc.                            90,900  4,429
           Pfizer, Inc.                              288,212  9,879
           *St. Jude Medical, Inc.                    37,900  2,867
           Teva Pharmaceutical Industries, Ltd., ADR 114,100  7,678
           UnitedHealth Group, Inc.                   26,400  1,643
                                                             ------
               Total                                         58,457
                                                             ------

           Industrials (9.6%)
           3M Co.                                     73,000  6,571
           Canadian National Railway Co.              90,000  3,923
           FedEx Corp.                                50,600  4,134
           General Electric Co.                      428,900 13,895
           Honeywell International, Inc.              89,790  3,289
           Tyco International, Ltd.                   82,700  2,741
           United Technologies Corp.                  55,000  5,031
           Waste Management, Inc.                    121,000  3,709
                                                             ------
               Total                                         43,293
                                                             ------

           Information Technology (17.3%)
           *Accenture, Ltd. -- Class A               122,400  3,364
           *Affiliated Computer Services, Inc. --
            Class A                                   42,500  2,250
           Analog Devices, Inc.                       71,600  3,371
           *ASML Holding N.V.                        133,700  2,288
           *Broadcom Corp. -- Class A                 77,200  3,611
           *Cisco Systems, Inc.                      482,700 11,440
           *Dell, Inc.                               108,500  3,886
           First Data Corp.                          133,700  5,952
           *Fiserv, Inc.                              43,200  1,680
           Hewlett-Packard Co.                       203,302  4,290
           Intel Corp.                               254,600  7,027

                                                 Large Cap Core Stock Portfolio

 Large Cap Core Stock Portfolio


                                                    Shares/  Value
            Common Stocks (97.8%)                    $ Par  $ (000)
            -------------------------------------------------------

            Information Technology continued
            International Business Machines Corp.    52,000   4,584
            *Lexmark International, Inc. -- Class A  36,700   3,543
            Microsoft Corp.                         435,700  12,443
            Motorola, Inc.                           98,800   1,803
            *National Semiconductor Corp.            99,800   2,195
            SAP AG, ADR                              88,500   3,700
                                                            -------
                Total                                        77,427
                                                            -------

            Materials (5.1%)
            Air Products and Chemicals, Inc.         21,800   1,143
            Alcoa, Inc.                              94,000   3,105
            The Dow Chemical Co.                     80,200   3,264
            Monsanto Co.                            100,800   3,880
            Newmont Mining Corp.                     47,700   1,849
            PPG Industries, Inc.                     36,000   2,250
            Praxair, Inc.                            58,200   2,323
            Temple-Inland, Inc.                      46,900   3,248
            Weyerhaeuser Co.                         31,800   2,007
                                                            -------
                Total                                        23,069
                                                            -------

            Telecommunication Services (3.2%)
            *AT&T Wireless Services, Inc.           117,900   1,688
            *Nextel Communications, Inc. --
             Class A                                131,500   3,506
            SBC Communications, Inc.                114,000   2,765
            Verizon Communications, Inc.            108,348   3,921
            Vodafone Group PLC, ADR                 103,500   2,287
                                                            -------
                Total                                        14,167
                                                            -------

            Utilities (2.5%)
            DTE Energy Co.                           50,100   2,031
            Duke Energy Corp.                       118,800   2,410
            Edison International                     70,501   1,803
            *PG&E Corp.                             178,600   4,990
                                                            -------
                Total                                        11,234
                                                            -------

                Total Common Stocks
                 (Cost: $395,719)                           439,299
                                                            -------

                                                    Shares/   Value
            Money Market Investments (2.1%)          $ Par   $ (000)
            --------------------------------------------------------

            Agricultural Services (2.0%)
            (b)Cargill, Inc., 1.44%, 7/1/04        8,900,000   8,900
                                                             -------
                Total                                          8,900
                                                             -------

            Federal Government and Agencies (0.1%)
            Federal National Mortgage Association,
             1.03%, 7/14/04                          500,000     500
                                                             -------
                Total                                            500
                                                             -------

                Total Money Market Investments
                 (Cost: $9,400)                                9,400
                                                             -------

                Total Investments (99.9%)
                 (Cost $405,119)(a)                          448,699
                                                             -------

                Other Assets, Less Liabilities (0.1%)            546
                                                             -------

                Total Net Assets (100.0%)                    449,245
                                                             -------

* Non-Income Producing

 ADR -- American Depository Receipt

(a)At June 30, 2004 the aggregate cost of securities for federal tax purposes was $405,119 and the net unrealized appreciation of investments based on that cost was $43,580 which is comprised of $61,658 aggregate gross unrealized appreciations and $18,078 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

                                                     Unrealized
                                                    Appreciation/
                               Number of Expiration Depreciation
               Issuer (000's)  Contracts    Date       (000's)
               --------------------------------------------------
               S&P 500 Index
                Futures           14        9/04         $22
               (Total Notional
                Value at
                June 30, 2004,
                $3,969 )

    The Accompanying Notes are an Integral Part of the Financial Statements

Large Cap Core Stock Portfolio

 Capital Guardian Domestic Equity Portfolio


Northwestern Mutual Series Funds
Schedule of Investments
June 30, 2004 (unaudited)

                                                    Shares/  Value
             Common Stocks (91.7%)                   $ Par  $ (000)
             ------------------------------------------------------

             Consumer Discretionary (4.3%)
             *AutoNation, Inc.                       53,900    922
             Boise Cascade Corp.                     25,300    952
             Carnival Corp.                          27,400  1,289
             Ford Motor Co.                          21,300    333
             Mattel, Inc.                            37,700    688
             Starwood Hotels & Resorts Worldwide,
              Inc.                                   24,900  1,117
             The Thomson Corp.                       31,300  1,047
             *Time Warner, Inc.                      45,700    803
                                                            ------
                 Total                                       7,151
                                                            ------

             Consumer Staples (9.2%)
             Altria Group, Inc.                      88,400  4,424
             Campbell Soup Co.                       98,100  2,637
             General Mills, Inc.                     22,800  1,084
             Kimberly-Clark Corp.                    26,900  1,772
             Kraft Foods, Inc. -- Class A           120,900  3,830
             Unilever NV                             21,700  1,487
                                                            ------
                 Total                                      15,234
                                                            ------

             Energy (9.1%)
             ChevronTexaco Corp.                      7,100    668
             Exxon Mobil Corp.                       24,300  1,079
             Royal Dutch Petroleum Co.               71,100  3,674
             Shell Transport & Trading Co., ADR      59,300  2,651
             *Transocean, Inc.                       63,400  1,835
             Unocal Corp.                            97,300  3,697
             *Weatherford International, Ltd.        31,700  1,426
                                                            ------
                 Total                                      15,030
                                                            ------

             Financials (21.0%)
             American International Group, Inc.      15,500  1,105
             *AmeriCredit Corp.                      82,100  1,603
             Assurant, Inc.                          25,400    670
             Bank One Corp.                         103,400  5,274
             The Chubb Corp.                          5,300    361
             Everest Re Group, Ltd.                  17,900  1,438
             Fannie Mae                              14,500  1,035
             General Growth Properties, Inc.        113,200  3,347
             The Goldman Sachs Group, Inc.            6,800    640
             The Hartford Financial Services Group,
              Inc.                                   66,800  4,592
             J.P. Morgan Chase & Co.                 29,300  1,136
             The PMI Group, Inc.                     44,800  1,950
             SLM Corp.                               92,100  3,725
             The St. Paul Travelers Companies, Inc.  15,823    641
             Washington Mutual, Inc.                 49,700  1,920
             Wells Fargo & Co.                       73,800  4,224
             XL Capital, Ltd. -- Class A             16,100  1,215
                                                            ------
                 Total                                      34,876
                                                            ------

             Health Care (8.9%)
             *Anthem, Inc.                           24,400  2,185
             AstraZeneca PLC, ADR                    54,400  2,483

                                                    Shares/  Value
             Common Stocks (91.7%)                   $ Par  $ (000)
             ------------------------------------------------------

             Health Care continued
             CIGNA Corp.                             15,400  1,060
             Eli Lilly and Co.                       22,800  1,594
             *Lincare Holdings, Inc.                 30,500  1,002
             Merck & Co., Inc.                       57,500  2,731
             *PacifiCare Health Systems, Inc.        13,600    526
             Pfizer, Inc.                            45,100  1,546
             *Triad Hospitals, Inc.                  44,900  1,672
                                                            ------
                 Total                                      14,799
                                                            ------

             Industrials (14.2%)
             Canadian National Railway Co.            6,750    294
             Canadian Pacific Railway, Ltd.          24,900    613
             Emerson Electric Co.                    13,400    852
             Fluor Corp.                             29,200  1,392
             General Electric Co.                   153,300  4,966
             Hubbell, Inc. -- Class B                22,600  1,056
             Ingersoll-Rand Co. -- Class A           41,600  2,842
             *Navistar International Corp.           23,100    895
             Northrop Grumman Corp.                  52,000  2,792
             Raytheon Co.                            32,000  1,145
             Siemens AG, ADR                          8,200    595
             Tyco International, Ltd.                20,100    666
             Union Pacific Corp.                     31,800  1,891
             United Technologies Corp.               38,900  3,558
                                                            ------
                 Total                                      23,557
                                                            ------

             Information Technology (3.5%)
             *Affiliated Computer Services, Inc. --
              Class A                                18,800    995
             *Avnet, Inc.                            40,400    917
             *Cadence Design Systems, Inc.           74,700  1,093
             Hewlett-Packard Co.                     30,484    643
             *Micron Technology, Inc.                30,900    473
             *Polycom, Inc.                          12,300    276
             Sabre Holdings Corp. -- Class A         52,000  1,441
                                                            ------
                 Total                                       5,838
                                                            ------

             Materials (7.4%)
             Air Products and Chemicals, Inc.        86,900  4,559
             Alcoa, Inc.                              8,600    284
             The Dow Chemical Co.                    23,300    948
             E. I. du Pont de Nemours and Co.        84,700  3,762
             International Paper Co.                 53,600  2,396
             Nucor Corp.                              3,900    299
                                                            ------
                 Total                                      12,248
                                                            ------

             Telecommunication Services (7.8%)
             CenturyTel, Inc.                        18,200    547
             SBC Communications, Inc.                79,400  1,925
             Sprint Corp.                           380,300  6,694
             Verizon Communications, Inc.           106,500  3,854
                                                            ------
                 Total                                      13,020
                                                            ------

                                     Capital Guardian Domestic Equity Portfolio

 Capital Guardian Domestic Equity Portfolio


                                                 Shares/  Value
               Common Stocks (91.7%)              $ Par  $ (000)
               -------------------------------------------------

               Utilities (6.3%)
               *The AES Corp.                     72,400     719
               American Electric Power Co., Inc.  37,400   1,197
               Duke Energy Corp.                 118,600   2,406
               Equitable Resources, Inc.          48,800   2,524
               FirstEnergy Corp.                   5,700     213
               *Kinder Morgan Management, LLC.    28,184   1,036
               NiSource, Inc.                     19,300     398
               Pinnacle West Capital Corp.        50,400   2,036
                                                         -------
                   Total                                  10,529
                                                         -------

                   Total Common Stocks
                    (Cost: $132,409)                     152,282
                                                         -------

               Preferred Stocks (1.2%)
               -------------------------------------------------

               Consumer Discretionary (0.8%)
               Ford Motor Co., Capital Trust II   22,500   1,235
                                                         -------
                   Total                                   1,235
                                                         -------

               Materials (0.4%)
               Phelps Dodge Corp.                  4,300     698
                                                         -------
                   Total                                     698
                                                         -------

                   Total Preferred Stocks
                   (Cost: $1,567)                          1,933
                                                         -------

                                                   Shares/    Value
            Money Market Investments (7.0%)         $ Par    $ (000)
            --------------------------------------------------------

            Federal Government & Agencies (6.3%)
            Federal National Mortgage
             Association, 1.25%, 7/21/04          10,500,000  10,493
                                                             -------
                Total                                         10,493
                                                             -------

            Short Term Business Credit (0.7%)
            Sheffield Receivables, 1.22%, 7/14/04  1,200,000   1,199
                                                             -------
                Total                                          1,199
                                                             -------

                Total Money Market Investments
                 (Cost: $11,692)                              11,692
                                                             -------

                Total Investments (99.9%)
                 (Cost $145,668)(a)                          165,907
                                                             -------

                Other Assets, Less Liabilities (0.1%)            109
                                                             -------

                Total Net Assets (100.0%)                    166,016
                                                             -------

* Non-Income Producing

 ADR -- American Depository Receipt

(a)At June 30, 2004 the aggregate cost of securities for federal tax purposes was $145,668 and the net unrealized appreciation of investments based on that cost was $20,239 which is comprised of $21,432 aggregate gross unrealized appreciations and $1,193 aggregate gross unrealized depreciation.

26

Capital Guardian Domestic Equity Portfolio

    The Accompanying Notes are an Integral Part of the Financial Statements

 T. Rowe Price Equity Income Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
June 30, 2004 (unaudited)

                                                 Shares/  Value
               Common Stocks (94.9%)              $ Par  $ (000)
               -------------------------------------------------

               Consumer Discretionary (17.3%)
               *Comcast Corp. -- Class A         25,500     715
               Dow Jones & Co., Inc.             13,900     627
               Eastman Kodak Co.                 22,400     604
               Ford Motor Co.                    16,200     254
               Fortune Brands, Inc.               8,000     603
               Genuine Parts Co.                 15,500     615
               Hasbro, Inc.                       8,600     163
               Hilton Hotels Corp.               23,100     431
               The Home Depot, Inc.              17,100     602
               Knight-Ridder, Inc.                6,900     497
               Mattel, Inc.                      31,100     568
               The May Department Stores Co.     11,300     311
               McDonald's Corp.                  23,700     616
               The New York Times Co. -- Class A 18,300     818
               Newell Rubbermaid, Inc.           30,000     705
               Starwood Hotels & Resorts
                Worldwide, Inc.                  12,500     561
               *Time Warner, Inc.                48,400     850
               *Toys "R" Us, Inc.                16,600     264
               Viacom, Inc. -- Class B           22,600     807
               The Walt Disney Co.               29,600     755
                                                         ------
                   Total                                 11,366
                                                         ------

               Consumer Staples (5.3%)
               Altria Group, Inc.                 7,200     360
               Campbell Soup Co.                 21,300     573
               The Clorox Co.                     6,500     350
               Colgate-Palmolive Co.              6,500     380
               ConAgra Foods, Inc.                8,600     233
               General Mills, Inc.               10,700     509
               Kimberly-Clark Corp.               9,600     631
               UST, Inc.                         11,500     414
               Winn-Dixie Stores, Inc.            1,500      11
                                                         ------
                   Total                                  3,461
                                                         ------

               Energy (10.5%)
               Amerada Hess Corp.                14,100   1,117
               Anadarko Petroleum Corp.           8,700     510
               Baker Hughes, Inc.                 4,900     184
               BP PLC, ADR                       12,800     686
               ChevronTexaco Corp.               13,000   1,223
               El Paso Corp.                     19,300     152
               Exxon Mobil Corp.                 29,100   1,293
               Marathon Oil Corp.                 4,200     159
               Royal Dutch Petroleum Co.         18,200     940
               Schlumberger, Ltd.                 5,800     368
               Unocal Corp.                       6,500     247
                                                         ------
                   Total                                  6,879
                                                         ------

               Financials (18.2%)
               American Express Co.              13,100     673
               Bank of America Corp.             13,250   1,121
               Bank One Corp.                    18,400     938

                                                    Shares/  Value
             Common Stocks (94.9%)                   $ Par  $ (000)
             ------------------------------------------------------

             Financials continued
             The Charles Schwab Corp.               21,200     204
             The Chubb Corp.                         7,200     491
             Citigroup, Inc.                         9,400     437
             Fannie Mae                              7,100     507
             Federated Investors, Inc. -- Class B    4,200     127
             J.P. Morgan Chase & Co.                14,600     566
             Janus Capital Group, Inc.               7,700     127
             Lincoln National Corp.                 12,076     571
             Marsh & McLennan Companies, Inc.       20,300     921
             Mellon Financial Corp.                 17,000     499
             Mercantile Bankshares Corp.             7,700     361
             Morgan Stanley                         13,300     702
             National City Corp.                     8,900     312
             Northern Trust Corp.                    6,800     288
             SAFECO Corp.                           15,000     660
             Simon Property Group, Inc.              6,500     334
             The St. Paul Travelers Companies, Inc. 16,727     678
             SunTrust Banks, Inc.                    8,500     552
             UnumProvident Corp.                    30,200     480
             Wells Fargo & Co.                       5,400     309
             Wilmington Trust Corp.                  4,500     167
                                                            ------
                 Total                                      12,025
                                                            ------

             Health Care (9.7%)
             Abbott Laboratories                    10,000     408
             Baxter International, Inc.             19,100     659
             Bristol-Myers Squibb Co.               39,200     960
             CIGNA Corp.                             8,800     606
             Johnson & Johnson                      16,400     913
             *MedImmune, Inc.                       16,800     393
             Merck & Co., Inc.                      23,900   1,135
             Schering-Plough Corp.                  27,600     510
             Wyeth                                  21,200     767
                                                            ------
                 Total                                       6,351
                                                            ------

             Industrials (13.9%)
             Cooper Industries, Ltd. -- Class A     12,900     766
             *The Dun & Bradstreet Corp.             5,500     297
             Emerson Electric Co.                    4,700     299
             General Electric Co.                   43,600   1,412
             Honeywell International, Inc.          31,400   1,150
             Hubbell, Inc. -- Class B                2,200     103
             Lockheed Martin Corp.                  13,000     677
             Norfolk Southern Corp.                 17,500     464
             Pall Corp.                             19,500     511
             Raytheon Co.                           18,100     647
             Rockwell Automation, Inc.              12,000     450
             Rockwell Collins, Inc.                 18,600     620
             Union Pacific Corp.                    15,100     898
             W.W. Grainger, Inc.                     4,300     247
             Waste Management, Inc.                 20,000     613
                                                            ------
                 Total                                       9,154
                                                            ------

                                          T. Rowe Price Equity Income Portfolio

 T. Rowe Price Equity Income Portfolio


                                                     Shares/  Value
           Common Stocks (94.9%)                      $ Par  $ (000)
           ---------------------------------------------------------

           Information Technology (4.2%)
           *Agere Systems, Inc. -- Class A             8,400     19
           Hewlett-Packard Co.                        30,000    633
           *Lucent Technologies, Inc.                 44,800    169
           Microsoft Corp.                            26,400    755
           Motorola, Inc.                             33,800    617
           Nokia Corp., ADR                           21,000    305
           Texas Instruments, Inc.                    10,500    254
                                                             ------
               Total                                          2,752
                                                             ------

           Materials (6.4%)
           Alcoa, Inc.                                 8,400    277
           The Dow Chemical Co.                       15,100    615
           E. I. du Pont de Nemours and Co.           12,900    573
           Great Lakes Chemical Corp.                 11,500    311
           *Hercules, Inc.                            19,200    234
           International Flavors & Fragrances, Inc.    9,300    348
           International Paper Co.                    17,600    787
           MeadWestvaco Corp.                         14,400    423
           Nucor Corp.                                 6,500    499
           Vulcan Materials Co.                        2,200    105
                                                             ------
               Total                                          4,172
                                                             ------

           Telecommunication Services (5.3%)
           ALLTEL Corp.                               11,900    602
           AT&T Corp.                                 15,600    228
           *Qwest Communications International, Inc. 136,500    490
           SBC Communications, Inc.                   24,600    597
           Sprint Corp.                               36,400    641
           Verizon Communications, Inc.               26,000    941
                                                             ------
               Total                                          3,499
                                                             ------

           Utilities (4.1%)
           Constellation Energy Group, Inc.           12,900    489
           Duke Energy Corp.                          32,200    653
           FirstEnergy Corp.                          10,900    408
           NiSource, Inc.                             24,600    507
           TECO Energy, Inc.                           6,300     76
           TXU Corp.                                  13,900    563
                                                             ------
               Total                                          2,696
                                                             ------

               Total Common Stocks
                (Cost: $54,480)                              62,355
                                                             ------

                                                    Shares/   Value
           Convertible Corporate Debt (0.3%)         $ Par   $ (000)
           ---------------------------------------------------------

           Information Technology (0.3%)
           Lucent Technologies, 8.00%, 8/1/31        165,000    185
                                                             ------
               Total Convertible Corporate Debt
                (Cost: $158)                                    185
                                                             ------

           Preferred Stocks (0.3%)
           ---------------------------------------------------------

           Consumer Discretionary (0.1%)
           Ford Motor Co., Capital Trust II            1,400     77
                                                             ------
               Total                                             77
                                                             ------

           Financials (0.2%)
           (g)UnumProvident Corp.                      5,900    146
                                                             ------
               Total                                            146
                                                             ------

               Total Preferred Stocks
                (Cost: $208)                                    223
                                                             ------

           Money Market Investments (4.7%)
           ---------------------------------------------------------

           Other Holdings (4.7%)
           Reserve Investment Fund                 3,062,875  3,063
                                                             ------

               Total Money Market Investments
                (Cost: $3,063)                                3,063
                                                             ------

               Total Investments (100.2%)
                (Cost $57,909)(a)                            65,826
                                                             ------

               Other Assets, Less Liabilities (-0.2%)          (158)
                                                             ------

               Total Net Assets (100.0%)                     65,668
                                                             ------

* Non-Income Producing

 ADR -- American Depository Receipt

(a)At June 30, 2004 the aggregate cost of securities for federal tax purposes was $57,909 and the net unrealized appreciation of investments based on that cost was $7,917 which is comprised of $8,478 aggregate gross unrealized appreciations and $561 aggregate gross unrealized depreciation.
(g)Security restricted to resale. At June 30, 2004, the value of these securities was $146, representing 0.22% of net assets.

    The Accompanying Notes are an Integral Part of the Financial Statements

T. Rowe Price Equity Income Portfolio

 Index 500 Stock Portfolio


Northwestern Mutual Series Funds
Schedule of Investments
June 30, 2004 (unaudited)


                                                     Shares/  Value
           Common Stocks (98.3%)                      $ Par  $ (000)
           ---------------------------------------------------------

           Consumer Discretionary (10.8%)
           *AutoNation, Inc.                          44,700    764
           *AutoZone, Inc.                            13,925  1,115
           *Bed Bath & Beyond, Inc.                   50,200  1,930
           Best Buy Co., Inc.                         54,150  2,748
           *Big Lots, Inc.                            19,200    278
           The Black & Decker Corp.                   13,200    820
           Boise Cascade Corp.                        14,600    550
           Brunswick Corp.                            15,800    645
           Carnival Corp.                            105,709  4,968
           Centex Corp.                               20,600    942
           Circuit City Stores, Inc.                  33,200    430
           Clear Channel Communications, Inc.        102,650  3,793
           *Comcast Corp. -- Class A                 374,570 10,498
           Cooper Tire & Rubber Co.                   12,400    285
           Dana Corp.                                 24,850    487
           Darden Restaurants, Inc.                   26,850    552
           Delphi Automotive Systems Corp.            93,587  1,000
           Dillard's, Inc. -- Class A                 13,964    311
           Dollar General Corp.                       55,048  1,077
           Dow Jones & Co., Inc.                      13,620    614
           Eastman Kodak Co.                          47,883  1,292
           *eBay, Inc.                               109,800 10,096
           Family Dollar Stores, Inc.                 28,600    870
           Federated Department Stores, Inc.          30,051  1,476
           Ford Motor Co.                            305,794  4,786
           Fortune Brands, Inc.                       24,467  1,846
           Gannett Co., Inc.                          45,550  3,865
           The Gap, Inc.                             150,375  3,647
           General Motors Corp.                       94,327  4,395
           Genuine Parts Co.                          29,100  1,155
           *The Goodyear Tire & Rubber Co.            29,300    266
           Harley-Davidson, Inc.                      49,300  3,054
           Harrah's Entertainment, Inc.               18,850  1,020
           Hasbro, Inc.                               29,325    557
           Hilton Hotels Corp.                        64,050  1,195
           The Home Depot, Inc.                      371,294 13,069
           International Game Technology              58,300  2,250
           *The Interpublic Group of Companies, Inc.  70,000    961
           J. C. Penney Co., Inc.                     47,150  1,780
           Johnson Controls, Inc.                     31,700  1,692
           Jones Apparel Group, Inc.                  21,100    833
           KB Home                                     7,800    535
           Knight-Ridder, Inc.                        13,150    947
           *Kohl's Corp.                              56,967  2,409
           Leggett & Platt Inc.                       32,033    856
           The Limited, Inc.                          78,705  1,472
           Liz Claiborne, Inc.                        18,500    666
           Lowe's Companies, Inc.                    131,350  6,902
           Marriott International, Inc. -- Class A    37,800  1,885
           Mattel, Inc.                               70,588  1,288
           The May Department Stores Co.              48,550  1,335
           Maytag Corp.                               13,133    322
           McDonald's Corp.                          210,278  5,467

                                                   Shares/  Value
              Common Stocks (98.3%)                 $ Par  $ (000)
              ----------------------------------------------------

              Consumer Discretionary continued
              The McGraw-Hill Companies, Inc.       31,860   2,440
              Meredith Corp.                         8,400     462
              The New York Times Co. -- Class A     24,870   1,112
              Newell Rubbermaid, Inc.               45,892   1,078
              NIKE, Inc. -- Class B                 44,100   3,341
              Nordstrom, Inc.                       23,267     991
              *Office Depot, Inc.                   52,157     934
              Omnicom Group, Inc.                   31,600   2,398
              Pulte Corp.                           21,200   1,103
              RadioShack Corp.                      26,900     770
              Reebok International, Ltd.            10,000     360
              Sears, Roebuck & Co.                  35,550   1,342
              The Sherwin-Williams Co.              23,913     994
              Snap-on, Inc.                          9,717     326
              The Stanley Works                     13,650     622
              Staples, Inc.                         83,100   2,436
              *Starbucks Corp.                      66,250   2,881
              Starwood Hotels & Resorts Worldwide,
               Inc.                                 34,600   1,552
              Target Corp.                         152,557   6,479
              Tiffany & Co.                         24,467     902
              *Time Warner, Inc.                   761,600  13,388
              The TJX Companies, Inc.               82,700   1,996
              *Toys "R" Us, Inc.                    35,750     569
              Tribune Co.                           54,736   2,493
              *Univision Communications, Inc. --
               Class A                              54,000   1,724
              V. F. Corp.                           18,357     894
              Viacom, Inc. -- Class B              289,448  10,339
              Visteon Corp.                         21,583     252
              The Walt Disney Co.                  342,757   8,737
              Wendy's International, Inc.           19,050     664
              Whirlpool Corp.                       11,550     792
              *Yum! Brands, Inc.                    48,380   1,801
                                                           -------
                  Total                                    194,168
                                                           -------

              Consumer Staples (11.0%)
              Adolph Coors Co. -- Class B            6,200     449
              Alberto-Culver Co. -- Class B         15,150     760
              Albertson's, Inc.                     61,454   1,631
              Altria Group, Inc.                   342,522  17,143
              Anheuser-Busch Companies, Inc.       134,349   7,255
              Archer-Daniels-Midland Co.           108,603   1,822
              Avon Products, Inc.                   78,800   3,636
              Brown-Forman Corp. -- Class B         20,318     981
              Campbell Soup Co.                     68,622   1,845
              The Clorox Co.                        35,450   1,907
              The Coca-Cola Co.                    406,875  20,539
              Coca-Cola Enterprises, Inc.           78,500   2,276
              Colgate-Palmolive Co.                 88,922   5,197
              ConAgra Foods, Inc.                   88,267   2,390
              Costco Wholesale Corp.                76,664   3,149
              CVS Corp.                             66,367   2,789

                                                      Index 500 Stock Portfolio

 Index 500 Stock Portfolio


                                                   Shares/   Value
             Common Stocks (98.3%)                  $ Par   $ (000)
             ------------------------------------------------------

             Consumer Staples continued
             General Mills, Inc.                     63,167   3,002
             The Gillette Co.                       167,635   7,108
             H.J. Heinz Co.                          58,817   2,306
             Hershey Foods Corp.                     43,300   2,003
             Kellogg Co.                             68,557   2,869
             Kimberly-Clark Corp.                    83,756   5,518
             *The Kroger Co.                        124,005   2,257
             McCormick & Co., Inc.                   23,000     782
             The Pepsi Bottling Group, Inc.          43,000   1,313
             PepsiCo, Inc.                          285,130  15,363
             The Procter & Gamble Co.               429,410  23,377
             R.J. Reynolds Tobacco Holdings, Inc.    14,200     960
             *Safeway, Inc.                          74,500   1,888
             Sara Lee Corp.                         132,035   3,035
             SUPERVALU, Inc.                         22,550     690
             SYSCO Corp.                            106,825   3,832
             UST, Inc.                               27,667     996
             Wal-Mart Stores, Inc.                  716,400  37,796
             Walgreen Co.                           171,146   6,197
             Winn-Dixie Stores, Inc.                 23,750     171
             Wm. Wrigley Jr. Co.                     37,467   2,362
                                                            -------
                 Total                                      197,594
                                                            -------

             Energy (6.5%)
             Amerada Hess Corp.                      15,000   1,188
             Anadarko Petroleum Corp.                42,062   2,465
             Apache Corp.                            54,346   2,367
             Ashland, Inc.                           11,700     618
             Baker Hughes, Inc.                      55,630   2,094
             *BJ Services Co.                        26,900   1,233
             Burlington Resources, Inc.              66,266   2,398
             ChevronTexaco Corp.                    178,757  16,822
             ConocoPhillips                         114,510   8,736
             Devon Energy Corp.                      40,100   2,647
             El Paso Corp.                          107,071     844
             EOG Resources, Inc.                     19,460   1,162
             Exxon Mobil Corp.                    1,092,356  48,511
             Halliburton Co.                         73,469   2,223
             Kerr-McGee Corp.                        25,005   1,345
             Kinder Morgan, Inc.                     20,667   1,225
             Marathon Oil Corp.                      57,709   2,184
             *Nabors Industries, Ltd.                24,850   1,124
             *Noble Corp.                            22,550     854
             Occidental Petroleum Corp.              65,320   3,162
             *Rowan Companies, Inc.                  17,650     429
             Schlumberger, Ltd.                      98,367   6,247
             Sunoco, Inc.                            12,650     805
             *Transocean, Inc.                       53,551   1,550
             Unocal Corp.                            44,067   1,675
             Valero Energy Corp.                     21,500   1,586
             The Williams Companies, Inc.            86,800   1,033
                                                            -------
                 Total                                      116,527
                                                            -------

             Financials (19.8%)
             ACE, Ltd.                               47,300   2,000
             (b)AFLAC, Inc.                          84,950   3,467
             The Allstate Corp.                     117,328   5,462

                                                    Shares/  Value
             Common Stocks (98.3%)                   $ Par  $ (000)
             ------------------------------------------------------

             Financials continued
             Ambac Financial Group, Inc.             18,100  1,329
             American Express Co.                   213,475 10,968
             American International Group, Inc.     435,630 31,052
             AmSouth Bancorporation                  58,855  1,499
             Aon Corp.                               52,600  1,498
             Apartment Investment and Management
              Co. -- Class A                         15,700    489
             Bank of America Corp.                  340,536 28,816
             The Bank of New York Co., Inc.         129,853  3,828
             Bank One Corp.                         187,386  9,557
             BB&T Corp.                              93,700  3,464
             The Bear Stearns Companies, Inc.        17,495  1,475
             Capital One Financial Corp.             40,000  2,735
             The Charles Schwab Corp.               227,939  2,190
             Charter One Financial, Inc.             37,420  1,654
             The Chubb Corp.                         31,650  2,158
             Cincinnati Financial Corp.              28,134  1,224
             Citigroup, Inc.                        863,748 40,165
             Comerica, Inc.                          28,950  1,589
             Countrywide Financial Corp.             46,650  3,277
             *E*TRADE Group, Inc.                    61,000    680
             Equity Office Properties Trust          67,400  1,833
             Equity Residential Properties Trust     46,800  1,391
             Fannie Mae                             161,848 11,549
             Federated Investors, Inc. -- Class B    18,100    549
             Fifth Third Bancorp                     94,034  5,057
             First Horizon National Corp.            20,700    941
             Franklin Resources, Inc.                41,750  2,091
             Freddie Mac                            114,986  7,279
             Golden West Financial Corp.             25,450  2,707
             The Goldman Sachs Group, Inc.           80,600  7,589
             The Hartford Financial Services Group,
              Inc.                                   48,750  3,351
             Huntington Bancshares, Inc.             38,342    878
             J.P. Morgan Chase & Co.                347,848 13,486
             Janus Capital Group, Inc.               40,029    660
             Jefferson-Pilot Corp.                   23,334  1,185
             KeyCorp                                 68,575  2,050
             Lehman Brothers Holdings, Inc.          46,222  3,478
             Lincoln National Corp.                  29,740  1,405
             Loews Corp.                             30,967  1,857
             M&T Bank Corp.                          19,800  1,729
             Marsh & McLennan Companies, Inc.        87,380  3,965
             Marshall & Ilsley Corp.                 37,100  1,450
             MBIA, Inc.                              24,150  1,379
             MBNA Corp.                             213,415  5,504
             Mellon Financial Corp.                  70,868  2,079
             Merrill Lynch & Co., Inc.              160,500  8,664
             MetLife, Inc.                          126,236  4,526
             MGIC Investment Corp.                   16,500  1,252
             Moody's Corp.                           24,975  1,615
             Morgan Stanley                         183,613  9,689
             National City Corp.                    103,797  3,634
             North Fork Bancorporation, Inc.         28,900  1,100
             Northern Trust Corp.                    36,850  1,558
             Plum Creek Timber Co., Inc. (REIT)      30,600    997
             The PNC Financial Services Group, Inc.  47,067  2,498

Index 500 Stock Portfolio

 Index 500 Stock Portfolio


                                                    Shares/  Value
             Common Stocks (98.3%)                   $ Par  $ (000)
             ------------------------------------------------------

             Financials continued
             Principal Financial Group, Inc.         53,300   1,854
             The Progressive Corp.                   36,300   3,096
             ProLogis                                30,300     997
             *Providian Financial Corp.              48,657     714
             Prudential Financial, Inc.              87,900   4,085
             Regions Financial Corp.                 36,686   1,341
             SAFECO Corp.                            23,250   1,023
             Simon Property Group, Inc.              34,800   1,789
             SLM Corp.                               73,342   2,967
             SouthTrust Corp.                        55,067   2,137
             The St. Paul Travelers Companies, Inc. 111,410   4,517
             State Street Corp.                      56,100   2,751
             SunTrust Banks, Inc.                    47,133   3,063
             Synovus Financial Corp.                 50,950   1,290
             T. Rowe Price Group, Inc.               21,100   1,063
             Torchmark Corp.                         18,550     998
             U.S. Bancorp                           316,621   8,726
             Union Planters Corp.                    31,737     946
             UnumProvident Corp.                     49,531     788
             Wachovia Corp.                         219,581   9,771
             Washington Mutual, Inc.                144,487   5,583
             Wells Fargo & Co.                      281,880  16,132
             XL Capital, Ltd. -- Class A             23,100   1,743
             Zions Bancorporation                    15,000     922
                                                            -------
                 Total                                      359,847
                                                            -------

             Health Care (13.1%)
             Abbott Laboratories                    260,550  10,620
             Aetna, Inc.                             25,477   2,166
             Allergan, Inc.                          21,967   1,966
             AmerisourceBergen Corp.                 18,800   1,124
             *Amgen, Inc.                           212,417  11,592
             *Anthem, Inc.                           23,200   2,078
             Applera Corp. -- Applied Biosystems
              Group                                  33,733     734
             Bausch & Lomb, Inc.                      8,800     573
             Baxter International, Inc.             102,400   3,534
             Becton, Dickinson and Co.               42,350   2,194
             *Biogen Idec, Inc.                      56,790   3,592
             Biomet, Inc.                            42,545   1,891
             *Boston Scientific Corp.               139,472   5,969
             Bristol-Myers Squibb Co.               324,808   7,958
             C.R. Bard, Inc.                         17,400     986
             Cardinal Health, Inc.                   71,925   5,038
             *Caremark Rx, Inc.                      76,400   2,517
             *Chiron Corp.                           31,522   1,407
             CIGNA Corp.                             23,629   1,626
             Eli Lilly and Co.                      188,706  13,192
             *Express Scripts, Inc.                  13,000   1,030
             *Forest Laboratories, Inc.              61,766   3,498
             *Genzyme Corp.                          37,800   1,789
             Guidant Corp.                           52,388   2,927
             HCA, Inc.                               81,111   3,373
             Health Management Associates, Inc. --
              Class A                                40,600     910
             *Hospira, Inc.                          26,065     719
             *Humana, Inc.                           27,000     456

                                                  Shares/   Value
             Common Stocks (98.3%)                 $ Par   $ (000)
             -----------------------------------------------------

             Health Care continued
             IMS Health, Inc.                       39,267     920
             Johnson & Johnson                     495,837  27,618
             *King Pharmaceuticals, Inc.            40,366     462
             Manor Care, Inc.                       14,800     484
             McKesson HBOC, Inc.                    48,905   1,679
             *Medco Health Solutions, Inc.          45,272   1,698
             *MedImmune, Inc.                       41,500     971
             Medtronic, Inc.                       202,500   9,866
             Merck & Co., Inc.                     371,120  17,628
             *Millipore Corp.                        8,200     462
             Mylan Laboratories, Inc.               44,900     909
             Pfizer, Inc.                        1,274,534  43,691
             Quest Diagnostics Inc.                 17,300   1,470
             Schering-Plough Corp.                 245,850   4,543
             *St. Jude Medical, Inc.                29,400   2,224
             Stryker Corp.                          66,800   3,674
             *Tenet Healthcare Corp.                77,750   1,043
             UnitedHealth Group, Inc.              102,872   6,404
             *Watson Pharmaceuticals, Inc.          18,100     487
             *Wellpoint Health Networks, Inc. --
              Class A                               26,000   2,912
             Wyeth                                 222,729   8,054
             *Zimmer Holdings, Inc.                 40,737   3,593
                                                           -------
                 Total                                     236,251
                                                           -------

             Industrials (11.3%)
             3M Co.                                130,676  11,761
             *Allied Waste Industries, Inc.         52,950     698
             *American Power Conversion Corp.       33,350     655
             *American Standard Companies, Inc.     35,900   1,447
             *Apollo Group, Inc. -- Class A         29,500   2,605
             Avery Dennison Corp.                   18,450   1,181
             The Boeing Co.                        140,876   7,196
             Burlington Northern Santa Fe Corp.     61,985   2,174
             Caterpillar, Inc.                      57,088   4,535
             Cendant Corp.                         170,333   4,170
             Cintas Corp.                           28,633   1,365
             Cooper Industries, Ltd. -- Class A     15,500     921
             Crane Co.                               9,975     313
             CSX Corp.                              35,850   1,175
             Cummins, Inc.                           7,200     450
             Danaher Corp.                          51,400   2,665
             Deere & Co.                            41,560   2,915
             *Delta Air Lines, Inc.                 20,767     148
             Deluxe Corp.                            8,351     363
             Dover Corp.                            33,967   1,430
             Eaton Corp.                            25,200   1,631
             Emerson Electric Co.                   70,450   4,477
             Equifax, Inc.                          22,900     567
             FedEx Corp.                            49,920   4,078
             Fluor Corp.                            13,800     658
             General Dynamics Corp.                 33,200   3,297
             General Electric Co.                1,762,906  57,117
             Goodrich Corp.                         19,600     634
             H&R Block, Inc.                        29,250   1,395
             Honeywell International, Inc.         143,450   5,255
             Illinois Tool Works, Inc.              51,700   4,958

                                                      Index 500 Stock Portfolio

 Index 500 Stock Portfolio


                                                    Shares/   Value
           Common Stocks (98.3%)                     $ Par   $ (000)
           ---------------------------------------------------------

           Industrials continued
           Ingersoll-Rand Co. -- Class A              28,980   1,980
           ITT Industries, Inc.                       15,500   1,287
           Lockheed Martin Corp.                      75,008   3,906
           Masco Corp.                                73,200   2,282
           *Monster Worldwide, Inc.                   19,567     503
           *Navistar International Corp.              11,650     452
           Norfolk Southern Corp.                     65,457   1,736
           Northrop Grumman Corp.                     60,020   3,223
           PACCAR, Inc.                               29,307   1,700
           Pall Corp.                                 20,850     546
           Parker-Hannifin Corp.                      19,975   1,188
           Pitney Bowes, Inc.                         38,637   1,710
           *Power-One, Inc.                           14,000     154
           R. R. Donnelley & Sons Co.                 36,334   1,200
           Raytheon Co.                               74,800   2,676
           Robert Half International, Inc.            28,640     853
           Rockwell Automation, Inc.                  31,050   1,165
           Rockwell Collins, Inc.                     29,650     988
           Ryder System, Inc.                         10,900     437
           Southwest Airlines Co.                    131,967   2,213
           Textron, Inc.                              22,950   1,362
           *Thomas & Betts Corp.                       9,800     267
           Tyco International, Ltd.                  335,008  11,101
           Union Pacific Corp.                        43,260   2,572
           United Parcel Service, Inc. -- Class B    188,300  14,154
           United Technologies Corp.                  85,867   7,854
           W.W. Grainger, Inc.                        15,200     874
           Waste Management, Inc.                     96,885   2,970
                                                             -------
               Total                                         203,587
                                                             -------

           Information Technology (16.9%)
           (b)*ADC Telecommunications, Inc.          135,150     384
           Adobe Systems, Inc.                        39,925   1,857
           *Advanced Micro Devices, Inc.              59,100     940
           *Affiliated Computer Services, Inc. --
            Class A                                   22,700   1,202
           *Agilent Technologies, Inc.                80,437   2,355
           *Altera Corp.                              62,511   1,389
           Analog Devices, Inc.                       62,757   2,955
           *Andrew Corp.                              26,837     537
           *Apple Computer, Inc.                      63,500   2,066
           *Applied Materials, Inc.                  281,600   5,525
           *Applied Micro Circuits Corp.              52,100     277
           Autodesk, Inc.                             18,934     811
           Automatic Data Processing, Inc.            98,650   4,131
           *Avaya, Inc.                               74,116   1,170
           *BMC Software, Inc.                        37,260     689
           *Broadcom Corp. -- Class A                 52,500   2,455
           *CIENA Corp.                               94,800     353
           *Cisco Systems, Inc.                    1,129,400  26,767
           *Citrix Systems, Inc.                      28,420     579
           Computer Associates International, Inc.    97,692   2,741
           *Computer Sciences Corp.                   31,350   1,456
           *Compuware Corp.                           64,457     425
           *Comverse Technology, Inc.                 32,700     652
           *Convergys Corp.                           23,950     369
           *Corning, Inc.                            229,200   2,993
           *Dell, Inc.                               421,433  15,096

                                                    Shares/   Value
           Common Stocks (98.3%)                     $ Par   $ (000)
           ---------------------------------------------------------

           Information Technology continued
           *Electronic Arts, Inc.                     50,600   2,760
           Electronic Data Systems Corp.              80,867   1,549
           *EMC Corp.                                408,174   4,653
           First Data Corp.                          145,732   6,488
           *Fiserv, Inc.                              32,525   1,265
           *Gateway, Inc.                             62,250     280
           Hewlett-Packard Co.                       509,326  10,747
           Intel Corp.                             1,080,363  29,817
           International Business Machines Corp.     281,539  24,818
           *Intuit, Inc.                              32,000   1,235
           *Jabil Circuit, Inc.                       33,567     845
           *JDS Uniphase Corp.                       240,600     912
           *KLA-Tencor Corp.                          32,800   1,620
           *Lexmark International, Inc. -- Class A    21,700   2,095
           Linear Technology Corp.                    51,650   2,039
           *LSI Logic Corp.                           63,700     485
           *Lucent Technologies, Inc.                715,736   2,705
           Maxim Integrated Products, Inc.            53,800   2,820
           *Mercury Interactive Corp.                 15,400     767
           *Micron Technology, Inc.                  101,950   1,561
           Microsoft Corp.                         1,803,000  51,493
           Molex, Inc.                                31,650   1,015
           Motorola, Inc.                            391,577   7,146
           *National Semiconductor Corp.              59,886   1,317
           *NCR Corp.                                 15,800     784
           *Network Appliance, Inc.                   58,000   1,249
           *Novell, Inc.                              64,600     542
           *Novellus Systems, Inc.                    24,700     777
           *NVIDIA Corp.                              27,700     568
           *Oracle Corp.                             867,725  10,352
           *Parametric Technology Corp.               44,680     223
           Paychex, Inc.                              63,035   2,136
           *PeopleSoft, Inc.                          60,900   1,127
           PerkinElmer, Inc.                          21,300     427
           *PMC-Sierra, Inc.                          29,500     423
           *QLogic Corp.                              15,550     413
           QUALCOMM, Inc.                            135,367   9,879
           Sabre Holdings Corp. -- Class A            23,267     645
           *Sanmina-SCI Corp.                         87,000     792
           Scientific-Atlanta, Inc.                   25,600     883
           *Siebel Systems, Inc.                      83,900     896
           *Solectron Corp.                          160,600   1,039
           *Sun Microsystems, Inc.                   555,597   2,411
           *SunGard Data Systems, Inc.                48,500   1,261
           *Symantec Corp.                            52,100   2,281
           Symbol Technologies, Inc.                  39,150     577
           Tektronix, Inc.                            14,160     482
           *Tellabs, Inc.                             69,492     607
           *Teradyne, Inc.                            32,450     737
           Texas Instruments, Inc.                   289,100   6,990
           *Thermo Electron Corp.                     27,700     851
           *Unisys Corp.                              55,650     772
           *VERITAS Software Corp.                    72,132   1,998
           *Waters Corp.                              20,000     956
           *Xerox Corp.                              133,700   1,939
           Xilinx, Inc.                               57,900   1,929
           *Yahoo!, Inc.                             224,900   8,171
                                                             -------
               Total                                         305,723
                                                             -------

Index 500 Stock Portfolio

 Index 500 Stock Portfolio


                                                     Shares/  Value
           Common Stocks (98.3%)                      $ Par  $ (000)
           ---------------------------------------------------------

           Materials (2.9%)
           Air Products and Chemicals, Inc.           37,967  1,991
           Alcoa, Inc.                               145,207  4,796
           Allegheny Technologies, Inc.               13,517    244
           Ball Corp.                                  9,366    675
           Bemis Co., Inc.                            17,900    506
           The Dow Chemical Co.                      156,409  6,366
           E. I. du Pont de Nemours and Co.          167,028  7,420
           Eastman Chemical Co.                       12,925    598
           Ecolab, Inc.                               42,900  1,360
           Engelhard Corp.                            20,800    672
           Freeport-McMoRan Copper & Gold,
            Inc. -- Class B                           29,581    981
           Georgia-Pacific Corp.                      42,604  1,575
           Great Lakes Chemical Corp.                  8,500    230
           *Hercules, Inc.                            18,400    224
           International Flavors & Fragrances, Inc.   15,700    587
           International Paper Co.                    81,066  3,624
           Louisiana-Pacific Corp.                    18,200    430
           MeadWestvaco Corp.                         33,679    990
           Monsanto Co.                               44,353  1,708
           Newmont Mining Corp.                       73,980  2,867
           Nucor Corp.                                13,233  1,016
           *Pactiv Corp.                              25,600    638
           *Phelps Dodge Corp.                        15,624  1,211
           PPG Industries, Inc.                       28,667  1,791
           Praxair, Inc.                              54,300  2,167
           Rohm and Haas Co.                          37,380  1,554
           *Sealed Air Corp.                          14,121    752
           Sigma-Aldrich Corp.                        11,500    686
           Temple-Inland, Inc.                         9,200    637
           United States Steel Corp.                  18,950    666
           Vulcan Materials Co.                       17,100    813
           Weyerhaeuser Co.                           40,280  2,542
           Worthington Industries, Inc.               14,500    298
                                                             ------
               Total                                         52,615
                                                             ------

           Telecommunication Services (3.4%)
           ALLTEL Corp.                               51,457  2,605
           (b)AT&T Corp.                             132,607  1,940
           (b)*AT&T Wireless Services, Inc.          455,597  6,524
           BellSouth Corp.                           306,365  8,033
           CenturyTel, Inc.                           23,200    697
           *Citizens Communications Co.               47,900    580
           *Nextel Communications, Inc. -- Class A   185,350  4,941
           *Qwest Communications International, Inc. 298,035  1,070
           SBC Communications, Inc.                  553,147 13,414
           Sprint Corp.                              238,189  4,192
           Verizon Communications, Inc.              462,742 16,746
                                                             ------
               Total                                         60,742
                                                             ------

                                                  Shares/    Value
           Common Stocks (98.3%)                   $ Par    $ (000)
           ---------------------------------------------------------

           Utilities (2.6%)
           (b)*The AES Corp.                       106,400     1,057
           *Allegheny Energy, Inc.                  21,200       327
           Ameren Corp.                             30,467     1,309
           American Electric Power Co., Inc.        66,040     2,113
           *Calpine Corp.                           69,460       300
           Centerpoint Energy, Inc.                 51,262       590
           Cinergy Corp.                            30,084     1,143
           *CMS Energy Corp.                        27,100       247
           Consolidated Edison, Inc.                40,250     1,600
           Constellation Energy Group, Inc.         28,100     1,065
           Dominion Resources, Inc.                 54,495     3,437
           DTE Energy Co.                           28,950     1,174
           Duke Energy Corp.                       152,830     3,101
           *Dynegy, Inc. -- Class A                 63,300       270
           Edison International                     54,420     1,392
           Entergy Corp.                            38,409     2,151
           Exelon Corp.                            110,424     3,675
           FirstEnergy Corp.                        55,065     2,060
           FPL Group, Inc.                          30,857     1,973
           KeySpan Corp.                            26,700       980
           Nicor, Inc.                               7,350       250
           NiSource, Inc.                           43,973       907
           Peoples Energy Corp.                      6,300       266
           *PG&E Corp.                              70,025     1,956
           Pinnacle West Capital Corp.              15,300       618
           PPL Corp.                                29,734     1,365
           Progress Energy, Inc.                    41,192     1,815
           Public Service Enterprise Group, Inc.    39,536     1,583
           Sempra Energy                            38,402     1,322
           The Southern Co.                        123,200     3,590
           TECO Energy, Inc.                        31,500       378
           TXU Corp.                                54,065     2,190
           Xcel Energy, Inc.                        66,720     1,115
                                                           ---------
               Total                                          47,319
                                                           ---------

               Total Common Stocks
                (Cost: $1,376,073)                         1,774,373
                                                           ---------

           Money Market Investments (1.1%)
           ---------------------------------------------------------

           Agricultural Services (0.4%)
           (b)Cargill, Inc., 1.44%, 7/1/04       6,600,000     6,600
                                                           ---------
               Total                                           6,600
                                                           ---------

           Federal Government & Agencies (0.2%)
           (b)Federal Home Loan Bank,
            1.055%, 7/16/04                      3,000,000     2,999
                                                           ---------
               Total                                           2,999
                                                           ---------

                                                      Index 500 Stock Portfolio

 Index 500 Stock Portfolio


                                                 Shares/     Value
            Money Market Investments (1.1%)       $ Par     $ (000)
            --------------------------------------------------------

            Finance Lessors (0.5%)
            (b)Receivable Capital Trust,
             1.33%, 7/30/04                     10,000,000     9,989
                                                           ---------
                Total                                          9,989
                                                           ---------

                Total Money Market
                 Investments (Cost: $19,588)                  19,588
                                                           ---------

                Total Investments (99.4%)
                 (Cost $1,395,661)(a)                      1,793,961
                                                           ---------

                Other Assets, Less Liabilities (0.6%)         10,240
                                                           ---------

                Total Net Assets (100.0%)                  1,804,201
                                                           ---------

* Non-Income Producing

(a)At June 30, 2004 the aggregate cost of securities for federal tax purposes was $1,395,661 and the net unrealized appreciation of investments based on that cost was $398,300 which is comprised of $562,782 aggregate gross unrealized appreciations and $164,482 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

                                                     Unrealized
                                                   Appreciation/
                              Number of Expiration (Depreciation)
              Issuer (000's)  Contracts    Date       (000's)
              ---------------------------------------------------
              S&P 500 Index
               Futures           97        9/04         $169
              (Total Notional
               Value at
               June 30, 2004,
               $27,486 )

34

Index 500 Stock Portfolio

    The Accompanying Notes are an Integral Part of the Financial Statements

 Asset Allocation Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
June 30, 2004 (unaudited)

              Domestic Common Stocks and Warrants Shares/  Value
              (38.1%)                              $ Par  $ (000)
              ---------------------------------------------------

              Large Cap Common Stocks (25.0%)
              ---------------------------------------------------

              Consumer Discretionary (5.1%)
              *Bed Bath & Beyond, Inc.             7,500     288
              Best Buy Co., Inc.                   4,100     208
              Carnival Corp.                       8,100     381
              *Comcast Corp. -- Class A            7,600     213
              DaimlerChrysler AG                   4,400     207
              Fortune Brands, Inc.                11,200     845
              Gannett Co., Inc.                    4,600     390
              Harley-Davidson, Inc.                8,200     508
              *InterActiveCorp                     7,300     220
              J. C. Penney Co., Inc.              12,400     468
              *Kohl's Corp.                        6,100     258
              Lowe's Companies, Inc.               1,500      79
              McDonald's Corp.                    10,800     281
              The McGraw-Hill Companies, Inc.      5,200     398
              The News Corp., Ltd., ADR            9,200     302
              NIKE, Inc. -- Class B                4,800     364
              Omnicom Group, Inc.                  6,000     455
              PETsMART, Inc.                       5,200     169
              Staples, Inc.                       12,900     378
              Target Corp.                        18,000     764
              *Time Warner, Inc.                  19,000     334
              Tribune Co.                          6,000     273
              Viacom, Inc. -- Class B             11,500     411
              Wendy's International, Inc.          8,600     300
                                                           -----
                  Total Consumer Discretionary             8,494
                                                           -----

              Consumer Staples (2.1%)
              Altria Group, Inc.                  11,400     571
              Anheuser-Busch Companies, Inc.       3,600     194
              Avon Products, Inc.                  4,200     194
              The Coca-Cola Co.                    6,400     323
              *Dean Foods Co.                      7,250     270
              PepsiCo, Inc.                       11,700     630
              The Procter & Gamble Co.             1,800      98
              Wal-Mart Stores, Inc.               17,000     898
              Walgreen Co.                        10,500     380
                                                           -----
                  Total Consumer Staples                   3,558
                                                           -----

              Energy (1.5%)
              ConocoPhillips                       8,100     618
              EOG Resources, Inc.                 8,600      514
              Exxon Mobil Corp.                   19,300     857
              Halliburton Co.                     11,300     342
              *Noble Corp.                        3,800      144
                                                           -----
                  Total Energy                             2,475
                                                           -----

              Financials (3.9%)
              American Express Co.                6,400      329
              American International Group, Inc.  12,200     870
              The Chubb Corp.                     5,700      389

                                                     Shares/  Value
           Large Cap Common Stocks (25.0%)            $ Par  $ (000)
           ---------------------------------------------------------

           Financials continued
           Citigroup, Inc.                           23,100   1,075
           Countrywide Credit Industries, Inc.        4,149     291
           The Goldman Sachs Group, Inc.              5,800     546
           Lehman Brothers Holdings, Inc.             5,100     384
           Morgan Stanley                            11,000     580
           Prudential Financial, Inc.                 8,400     390
           U.S. Bancorp                              15,500     427
           Wachovia Corp.                             7,100     316
           Wells Fargo & Co.                         15,300     876
                                                              -----
               Total Financials                               6,473
                                                              -----

           Health Care (3.9%)
           Abbott Laboratories                        8,800     359
           *Amgen, Inc.                              11,400     622
           *Boston Scientific Corp.                   3,700     158
           *Caremark Rx, Inc.                        10,200     336
           Eli Lilly and Co.                          6,000     419
           *Forest Laboratories, Inc.                 4,600     260
           *Genentech, Inc.                           1,900     107
           *Gilead Sciences, Inc.                     4,900     328
           Guidant Corp.                              2,800     156
           Johnson & Johnson                         11,500     641
           Medtronic, Inc.                           13,000     633
           *Pfizer, Inc.                             31,200   1,071
           *St. Jude Medical, Inc.                    3,600     272
           Teva Pharmaceutical Industries, Ltd., ADR 11,800     795
           *UnitedHealth Group, Inc.                  2,400     149
           *Zimmer Holdings, Inc.                     1,500     132
                                                              -----
               Total Health Care                              6,438
                                                              -----

           Industrials (1.6%)
           Canadian National Railway Co.             10,000     436
           Caterpillar, Inc.                          2,800     222
           FedEx Corp.                                1,700     139
           General Electric Co.                      42,000   1,361
           Tyco International, Ltd.                   7,800     258
           United Parcel Service, Inc. -- Class B     3,000     226
                                                              -----
               Total Industrials                              2,642
                                                              -----

           Information Technology (5.4%)
           *Accenture Ltd. -- Class A                11,300     311
           *Affiliated Computer Services, Inc. --
            Class A                                   8,300     439
           Analog Devices, Inc.                       5,300     250
           *Applied Materials, Inc.                  11,300     222
           *ASML Holding N.V.                        15,100     258
           *Broadcom Corp. -- Class A                 6,400     299
           *Cisco Systems, Inc.                      36,300     861
           *Dell, Inc.                               11,900     426
           First Data Corp.                          13,500     601
           *Fiserv, Inc.                              8,000     311
           Hewlett-Packard Co.                       30,500     644

                                                     Asset Allocation Portfolio

 Asset Allocation Portfolio


                                                   Shares/  Value
             Large Cap Common Stocks (25.0%)        $ Par  $ (000)
             -----------------------------------------------------

             Information Technology continued
             Intel Corp.                           30,600     845
             International Business Machines Corp.  6,400     564
             *Lexmark International Group,
              Inc. -- Class A                       3,500     338
             Microsoft Corp.                       47,800   1,366
             Motorola, Inc.                         9,700     177
             *National Semiconductor Corp.          9,700     213
             *NVIDIA Corp.                          7,000     144
             Taiwan Semiconductor-ADR              36,388     302
             Texas Instruments, Inc.               10,100     244
             *Yahoo!, Inc.                          5,966     217
                                                           ------
                 Total Information Technology               9,032
                                                           ------

             Materials (1.1%)
             Air Products and Chemicals, Inc.       3,800     199
             Alcoa, Inc.                           22,600     747
             Newmont Mining Corp.                   4,900     190
             Praxair, Inc.                          5,600     223
             Weyerhaeuser Co.                       6,800     429
                                                           ------
                 Total Materials                            1,788
                                                           ------

             Other Holdings (0.2%)
             *Nasdaq-100 Trust, Series 1            3,000     113
             Semiconductor Holders Trust            5,800     219
                                                           ------
                 Total Other Holdings                         332
                                                           ------

             Telecommunication Services (0.2%)
             Vodafone Group PLC, ADR               15,500     343
                                                           ------
                 Total Telecommunication Services             343
                                                           ------

                 Total Large Cap Common Stocks             41,575
                                                           ------

             Small Cap Common Stocks (13.1%)
             -----------------------------------------------------

             Consumer Discretionary (3.1%)
             *AnnTaylor Stores Corp.                7,625     221
             *Cabela's, Inc. -- Class A               400      11
             Circuit City Stores, Inc.              4,700      61
             *Coach, Inc.                           4,500     203
             *Digital Theater Systems, Inc.         4,700     123
             *Entercom Communications
              Corp. -- Class A                      2,700     101
             Fairmont Hotels & Resorts, Inc.        6,400     172
             Jones Apparel Group, Inc.              4,900     193
             *Lamar Advertising Co. -- Class A      7,200     312
             Leggett & Platt Inc.                  17,600     470
             Michaels Stores, Inc.                  9,600     528
             *Multimedia Games, Inc.               11,800     316
             *O'Reilly Automotive, Inc.            22,300   1,009
             *Orbitz, Inc. -- Class A               6,000     130
             Orient-Express Hotel, Ltd. -- Class A 12,000     203
             *Pinnacle Entertainment, Inc.         17,300     218

                                                   Shares/  Value
             Small Cap Common Stocks (13.1%)        $ Par  $ (000)
             -----------------------------------------------------

             Consumer Discretionary continued
             Polaris Industries, Inc.               4,600     221
             *Sharper Image Corp.                   5,600     176
             *Stoneridge, Inc.                      1,700      29
             The Talbots, Inc.                      6,000     235
             *Tommy Hilfiger Corp.                  9,000     136
             *Westwood One, Inc.                    4,100      98
                                                            -----
                 Total Consumer Discretionary               5,166
                                                            -----

             Energy (0.7%)
             *BJ Services Co.                       5,800     266
             *National-Oilwell, Inc.                8,200     258
             Patterson-UTI Energy, Inc.             7,400     247
             Pioneer Natural Resources Co.          3,400     119
             *Smith International, Inc.             4,100     229
                                                            -----
                 Total Energy                               1,119
                                                            -----

             Financials (1.2%)
             *Assured Guaranty, Ltd.                6,500     110
             BankAtlantic Bancorp, Inc.             6,500     120
             CIT Group, Inc.                        4,700     180
             Investors Financial Services Corp.    18,000     784
             Old Republic International Corp.       9,450     224
             *Silicon Valley Bancshares             3,400     135
             SouthTrust Corp.                       9,100     353
             *Trammell Crow Co.                     9,800     138
                                                            -----
                 Total Financials                           2,044
                                                            -----

             Health Care (3.0%)
             *Bio-Rad Laboratories,
              Inc. Class A                          2,200     129
             *Bradley Pharmaceuticals, Inc.         7,500     209
             *Caremark Rx, Inc.                    11,136     367
             *Cytyc Corp.                          10,200     259
             *DaVita, Inc.                         46,750   1,442
             Health Management Associates, Inc. --
              Class A                              12,200     274
             *Kinetic Concepts, Inc.                3,700     185
             *Kyphon, Inc.                          6,600     186
             *Lincare Holdings, Inc.               10,300     338
             *Patterson Dental Co.                  8,700     665
             *Psychiatric Solutions, Inc.           8,200     204
             *Radiation Therapy Services, Inc.      4,200      60
             *Renal Care Group, Inc.               13,600     451
             Select Medical Corp.                   6,400      86
             *Varian Medical Systems Inc.           1,200      95
                                                            -----
                 Total Health Care                          4,950
                                                            -----

             Industrials (2.1%)
             C.H. Robinson Worldwide, Inc.          9,800     449
             Cintas Corp.                           3,700     176
             The Corporate Executive Board Co.      4,700     272
             *Forward Air Corp.                     4,900     183
             *Hewitt Associates, Inc.               7,900     217
             *Intersections, Inc.                   7,400     178
             *Knight Transportation, Inc.          11,750     338

Asset Allocation Portfolio

 Asset Allocation Portfolio


                                                      Shares/  Value
           Small Cap Common Stocks (13.1%)             $ Par  $ (000)
           ----------------------------------------------------------

           Industrials continued
           L-3 Communications Holdings, Inc.           3,800     254
           Manpower, Inc.                              1,600      81
           *Marlin Business Services Inc.              7,000     105
           MSC Industrial Direct Co., Inc. -- Class A 10,800     355
           Robert Half International, Inc.             6,800     202
           Teleflex, Inc.                             12,600     632
                                                              ------
               Total Industrials                               3,442
                                                              ------

           Information Technology (3.0%)
           *Amdocs, Ltd.                               7,100     166
           *Brooks Automation, Inc.                    7,380     149
           CDW Corp.                                   3,800     242
           *Cognos, Inc.                               7,900     286
           *Cree, Inc.                                 7,700     179
           *Digital River, Inc.                        3,400     111
           *Electronics for Imaging, Inc.             10,100     285
           *Genesis Microchip, Inc.                    9,100     125
           Harris Corp.                                2,300     117
           *Hyperion Solutions Corp.                   5,300     232
           *Integrated Circuit Systems, Inc.           4,500     122
           *Lam Research Corp.                         4,300     115
           *Mercury Interactive Corp.                  3,400     169
           Microchip Technology, Inc.                  9,100     287
           *Netgear, Inc.                              9,300     100
           *O2Micro International, Ltd.                6,600     112
           Paychex, Inc.                               7,700     261
           *Plexus Corp.                               5,700      77
           *QLogic Corp.                               6,700     178
           *Semtech Corp.                             10,300     242
           *Silicon Laboratories, Inc.                 3,900     181
           *Thermo Electron Corp.                      7,400     227
           *Tollgrade Communications, Inc.             5,800      62
           *UTStarcom, Inc.                            7,400     224
           *Verint Systems, Inc.                       4,100     140
           *Westell Technologies, Inc. -- Class A     16,300      83
           *Zebra Technologies Corp. -- Class A        6,200     539
                                                              ------
               Total Information Technology                    5,011
                                                              ------

               Total Small Cap Common Stocks                  21,732
                                                              ------

           Warrants (0.0%)
           ----------------------------------------------------------

           Basic Materials (0.0%)
           *Umicore-Strip VVPR                            75       0
                                                              ------
               Total Basic Materials                               0
                                                              ------

           Information Technology (0.0%)
           Belluna Co. Ltd.                              307       2
                                                              ------

               Total Information Technology                        2
                                                              ------

           Telecommunications (0.0%)
           IWO Holdings, Inc. 144A                        50       0
                                                              ------

               Total Telecommunications                            0
                                                              ------

               Total Warrants                                      2
                                                              ------

               Total Domestic Common Stocks
                and Warrants (Cost: $55,459)                  63,309
                                                              ------

            Foreign Common                           Shares/  Value
            Stocks (15.8%)               Country      $ Par  $ (000)
            --------------------------------------------------------

            Basic Materials (0.5%)
            +CRH PLC                  Ireland          7,620    161
            *+SGL Carbon AG           Germany          3,781     36
            +Shin-Etsu Chemical
             Co., Ltd.                Japan            1,500     54
            +Sumitomo Chemical
             Co., Ltd.                Japan           35,000    164
            *+Syngenta AG             Switzerland      2,285    192
            +Wienerberger AG          Austria          4,556    159
                                                              -----
                Total Basic Materials                           766
                                                              -----

            Conglomerates (1.1%)
            +Grupo Ferrovial          Spain            6,685    279
            *iShares MSCI EAFE
             Index Fund               United States    7,840  1,122
            *+Nomura TOPIX
             Exchange Traded
             Fund                     Japan           20,700    230
            +Vinci SA                 France           2,380    240
                                                              -----
                Total Conglomerates                           1,871
                                                              -----

            Consumer Cyclical (3.7%)
            +Autoliv, Inc.            Sweden           4,090    171
            +Berkeley Group PLC       United Kingdom   8,290    186
            +Beru AG Ludwigsburg      Germany          2,200    169
            +Bridgestone Corp.        Japan           11,000    208
            *+Bulgari SPA             Italy           11,815    120
            +Burberry Group PLC       United Kingdom  24,335    181
            Carnival Corp.            United Kingdom   4,295    202
            +Denway Motors, Ltd.      Hong Kong      362,200    132
            +Esprit Holdings, Ltd.    Hong Kong       51,500    231
            +Funai Electric Co., Ltd. Japan            1,100    167
            *+Gestevision Telecinco
             SA                       Spain            1,755     26
            +Hilton Group PLC         United Kingdom  37,845    190
            +Hyundai Motor Co.,
             Ltd.                     South Korea      4,470    173
            +Intercontinental Hotels  United Kingdom  14,375    152
            +Lagardere S.C.A.         France           2,400    150
            +Lottomatica SPA          Italy            2,630     65
            +Mediaset SPA             Italy           15,870    181
            +Metro AG                 Germany          3,225    154
            +Michelin -- Class B
             Shares                   France           3,420    190
            The News Corp., Ltd.,
             ADR                      Australia        3,345    118
            +Next PLC                 United Kingdom  14,675    379
            +Nissan Motor Co., Ltd.   Japan           14,200    158
            +Nitori Co. Ltd.          Japan            2,950    186
            +Nobia AB                 Sweden           7,005     83
            +Nokian Renkaat Oyj       Finland            640     62
            +Opap SA                  Greece           8,755    165
            +Porsche AG               Germany            222    150
            +Punch Taverns PLC        United Kingdom  22,695    210
            +Rank Group PLC           United Kingdom  29,115    159
            +Signet Group PLC         United Kingdom  91,330    190
            *+Sogecable SA            Spain            1,535     62
            +Swatch Group AG          Switzerland      1,550    202

                                                     Asset Allocation Portfolio

 Asset Allocation Portfolio


             Foreign Common                         Shares/  Value
             Stocks (15.8%)             Country      $ Par  $ (000)
             ------------------------------------------------------

             Consumer Cyclical continued
             +Techtronic Industries
              Co.                    Hong Kong      107,500    172
             *Urbi Desarrollos
              Urbanos SA             Mexico          13,240     42
             *+USS Co., Ltd.         Japan            2,220    192
             *+Vivendi Universal SA  France           6,885    192
             Wal-Mart de Mexico --
              Series V               Mexico          46,945    139
             +Wolseley PLC           United Kingdom  11,715    182
                                                             -----
                 Total Consumer Cyclical                     6,091
                                                             -----

             Consumer Non-Cyclical (1.0%)
             *Cott Corp., ADR        Canada           5,875    190
             *Natura Cosmeticos SA   Brazil           3,610     58
             +Nestle SA              Switzerland        710    190
             +Puma AG Rudolf
              Dassler Sport          Germany          1,320    336
             +Reckitt Benckiser PLC  United Kingdom   8,805    249
             *+Royal Numico NV       Netherlands      5,270    170
             +Swedish Match AB       Sweden          25,200    258
             +Tesco PLC              United Kingdom  42,810    207
                                                             -----
                 Total Consumer Non-Cyclical                 1,658
                                                             -----

             Energy (0.7%)
             +BG Group PLC           United Kingdom  35,860    222
             EnCana Corp.            Canada           3,975    170
             +ENI SPA                Italy            9,565    190
             Suncor Energy, Inc.     Canada           6,130    155
             +Technip                France           1,418    193
             +Total Fina Elf SA      France           1,105    211
                                                             -----
                 Total Energy                                1,141
                                                             -----

             Financials (2.4%)
             +Alpha Bank AE          Greece           7,182    183
             +AMP, Ltd.              Australia       47,625    211
             *+Anglo Irish Bank Corp Ireland         21,892    344
             *+Banco Espanol de
              Credito, SA            Spain           12,920    154
             +Banco Popolare Di
              Verona                 Italy           10,630    183
             +Bank Rakyat Indonesia  Indonesia      877,500    157
             +BNP Paribas SA         France           2,680    165
             +Cattles PLC            United Kingdom  23,195    133
             +Corporacion Mapfre     Spain            7,740     95
             +Depra Bank PLC         Ireland         12,885    188
             +Erste Bank Der Oester  Austria          1,710    269
             +Fondiaria SAI SPA      Italy            7,610    170
             +HSBC Holdings PLC      United Kingdom   7,759    117
             +ING Groep NV           Netherlands      6,380    151
             *+Kookmin Bank          South Korea      3,120     97
             +Man Group PLC          United Kingdom   6,370    165
             Manulife Financial
              Corp. ADR              Canada           4,215    171
             *+Mitsubishi Tokyo
              Financial              Japan               19    177
             *+OM Hex AB             Sweden           8,790    106
             +OTP Bank RT            Hungary         10,850    222

            Foreign Common                           Shares/  Value
            Stocks (15.8%)               Country      $ Par  $ (000)
            --------------------------------------------------------

            Financials continued
            +Royal Bank of Scotland
             Group PLC                United Kingdom  5,835     168
            +Storebrand ASA           Norway         28,640     196
            +UFJ Holdings, Inc.       Japan              19      85
                                                              -----
                Total Financials                              3,907
                                                              -----

            Health Care (1.1%)
            *+Actelion, Ltd.          Switzerland     1,315     151
            +CSL., Ltd.               Australia       9,125     142
            *+Elekta AB -- Class B
             Shares                   Sweden          6,435     143
            +GN Store Nord A/S        Denmark        23,935     212
            *Nobel Biocare AB         Sweden             10       2
            +Nobel Biocare
             Holding AG               Switzerland     1,395     219
            +Novartis AG              Switzerland     4,030     178
            *QLT, Inc.                Canada          7,990     160
            +Roche Holdings AG        Switzerland     1,645     163
            +Straumann Holding --
             N Shares                 Switzerland       680     137
            +Synthes, Inc.            Switzerland     1,840     210
            Teva Pharmaceutical
             Industries, Ltd., ADR    Israel          2,770     186
                                                              -----
                Total Health Care                             1,903
                                                              -----

            Industrials (1.7%)
            *+Ainax AB                Sweden            330      11
            +Atlas Copco AB-A
             Shares                   Sweden          5,075     189
            +Canadian National
             Railway Co.              Canada          4,320     184
            +Capita Group PLC         United Kingdom 33,820     196
            *+Chiyoda Corp.           Japan          29,000     207
            +Cobham Group PLC         United Kingdom  7,195     182
            +Computershare, Ltd.      Australia      15,265      34
            *+Daewoo Shipbuilding &
             Marine Engineering Co.   South Korea    13,290     161
            *+Deutz AG                Germany         8,909      38
            +Keyence Corp.            Japan             800     184
            +Kubota Corp.             Japan          45,000     241
            +Li & Fung, Ltd.          Hong Kong      74,000     108
            +Meggitt PLC              United Kingdom 34,141     162
            *+Neopost SA              France          2,620     155
            +Omron Corp.              Japan           7,900     185
            +Premier Farnell PLC      United Kingdom 35,135     157
            +Schneider Electric SA    France          2,500     171
            +SMC Corp.                Japan           1,200     131
            +Volvo AB                 Sweden          5,370     187
                                                              -----
                Total Industrials                             2,883
                                                              -----

            Technology (2.0%)
            +ASM Pacific Technology   Hong Kong      18,500      70
            +Canon, Inc.              Japan           3,800     202
            *+Chi Mei Optoelectronics Taiwan         97,000     157
            +Citizen Electronics
             Co. Ltd.                 Japan           3,200     183

Asset Allocation Portfolio

 Asset Allocation Portfolio


            Foreign Common                          Shares/  Value
            Stocks (15.8%)              Country      $ Par  $ (000)
            -------------------------------------------------------

            Technology continued
            +Dassault Systemes SA    France           3,340    155
            *+Epcos AG               Germany          6,105    128
            *+Ericsson LM --
             B Shares                Sweden         102,000    302
            *+Gresham Computing
             PLC                     United Kingdom  26,575    167
            +Hoya Corp.              Japan            1,900    200
            +Indra Sistemas SA       Spain           13,060    167
            +INFOSYS
             Technologies, Ltd.      India            1,168    140
            *+Kontron AG             Germany         22,590    188
            +Murata Manufacturing
             Co., Ltd.               Japan            1,700     98
            +Net One Systems
             Co., Ltd.               Japan               65    255
            *+Opera Software ASA     Norway          10,540     14
            +Philips Electronics NV  Netherlands      6,515    176
            +Sage Group PLC          United Kingdom  41,065    139
            +Samsung Electronics
             Co., Ltd.               South Korea        520    216
            +Siemens AG              Germany          1,665    121
            +Taiwan Semiconductor
             Manufacturing
             Co., Ltd.               Taiwan          75,625    109
            +TDK Corp.               Japan            2,100    160
                                                             -----
                Total Technology                             3,347
                                                             -----

            Telecommunication Services (0.7%)
            *+Freenet.de AG          Germany          1,900    165
            +KDDI Corp.              Japan               34    196
            *+Mobistar SA            Belgium          3,860    241
            *+PT Telekomunikasi
             Indonesia               Indonesia      149,500    117
            +Tele2 AB -- B Shares    Sweden           1,345     59
            *+Telefonica SA          Spain           11,785    175
            +Telekom Austria AG      Austria          3,170     48
            +Vodafone Group PLC      United Kingdom  72,515    159
                                                             -----
                Total Telecommunication Services             1,160
                                                             -----

            Transportation (0.6%)
            +Deutsche Post AG        Germany          6,415    139
            +Exel PLC                United Kingdom   7,570    106
            +Fraport AG              Germany          3,385     95
            *+Golar LNG, Ltd.        Bermuda          9,860    153
            +Iberia Lineas Aereas de
             Espana SA               Spain           16,545     48
            +Kamigumi Co., Ltd.      Japan           25,000    181
            +Neptune Orient Lines,
             Ltd.                    Singapore       87,000    119
            Thai Airways
             International           Thailand        81,900    113
                                                             -----
                Total Transportation                           954
                                                             -----

            Utilities (0.3%)
            +Brisa-Auto Estradas de
             Portugal SA             Portugal        23,320    168
            +Centrica PLC            United Kingdom  39,045    159

              Foreign Common                           Shares/   Value
              Stocks (15.8%)               Country      $ Par   $ (000)
              ---------------------------------------------------------

              Utilities continued
              +Iberdrola SA                 Spain         8,180    174
                                                                ------
                  Total Utilities                                  501
                                                                ------

                  Total Foreign Common Stocks
                   (Cost: $21,280)                              26,182
                                                                ------

              Revenue Bonds (0.2%)
              ---------------------------------------------------------

              Municipal Bonds -- Revenue (0.2%)
              Nashville & Davidson County,
               Tennessee Health and Educational         850,000    344
              Facilities Board of The Metropolitan
               Government, 0.00%, 6/1/21, RB
                                                                ------
                  Total Revenue Bonds (Cost: $363)                 344
                                                                ------

              Investment Grade Bonds (7.7%)
              ---------------------------------------------------------

              Auto Related (0.6%)
              American Honda Finance,
               4.50%, 5/26/09 144A                      350,000    350
              Toyota Motor Credit Corp.,
               4.35%, 12/15/10                          600,000    591
                                                                ------
                  Total Auto Related                               941
                                                                ------

              Beverages, Malt Beverages (0.1%)
              Anheuser-Busch Companies, Inc.,
               7.50%, 3/15/12                            23,000     27
              Coca-Cola Enterprises, Inc.,
               5.25%, 5/15/07                           125,000    131
              Coca-Cola Enterprises, Inc.,
               5.375%, 8/15/06                           75,000     78
                                                                ------
                  Total Beverages, Malt Beverages                  236
                                                                ------

              Brokers (0.1%)
              Credit Suisse First Boston USA, Inc.,
               4.70%, 6/1/09                            190,000    191
                                                                ------
                  Total Brokers                                    191
                                                                ------

              Commercial Banks (1.3%)
              Bank of America Corp.,
               5.375%, 6/15/14                           35,000     35
              Bank One Corp., 5.25%, 1/30/13            250,000    246
              HBOS Treasury Services,
               3.75%, 9/30/08 144A                      350,000    345
              Rabobank Capital Fund II,
               5.26%, 12/31/13 144A                     350,000    339
              RBS Capital Trust II, 6.425%, 1/3/34      350,000    335
              Supra -- National Agency.,
               0.00%, 3/1/28 MTNB                     1,550,000    361
              UnionBanCal Corp., 5.25%, 12/16/13        350,000    345
              Wells Fargo & Co., 3.125%, 4/1/09         250,000    237
                                                                ------
                  Total Commercial Banks                         2,243
                                                                ------

              Commercial Physical Research (0.2%)
              Monsanto Co., 7.375%, 8/15/12             250,000    283
                                                                ------
                  Total Commercial Physical Research               283
                                                                ------

                                                     Asset Allocation Portfolio

 Asset Allocation Portfolio


                                                     Shares/  Value
           Investment Grade Bonds (7.7%)              $ Par  $ (000)
           ---------------------------------------------------------

           Computer and Other Data Processing Service (0.3%)
           Gtech Holdings Corp., 4.75%, 10/15/10     565,000    553
                                                              -----
               Total Computer and Other Data Processing
                Service                                         553
                                                              -----

           Crude Petroleum and Natural Gas (0.1%)
           Occidental Petroleum, 10.125%, 9/15/09    120,000    149
                                                              -----
               Total Crude Petroleum and Natural Gas            149
                                                              -----

           Electrical Equipment and Supplies (0.1%)
           Cooper Industries, Inc., 5.50%, 11/1/09   200,000    209
                                                              -----
               Total Electrical Equipment and Supplies          209
                                                              -----

           Fire, Marine and Casualty Insurance (1.0%)
           Berkley (WR) Corp., 5.875%, 2/15/13       200,000    204
           Berkley (WR) Corp., 9.875%, 5/15/08       600,000    709
           Berkshire Hathaway, Inc.,
            4.625%, 10/15/13                         400,000    382
           Progressive Corp., 6.25%, 12/1/32         176,000    176
           Progressive Corp., 6.375%, 1/15/12        130,000    140
                                                              -----
               Total Fire, Marine and Casualty Insurance      1,611
                                                              -----

           Measuring and Controlling Devices (0.1%)
           Rockwell Automation, Inc., 6.70%, 1/15/28 160,000    171
                                                              -----
               Total Measuring and Controlling Devices          171
                                                              -----

           Medical and Hospital Equipment (0.1%)
           Astrazeneca PLC, 5.40%, 6/1/14            165,000    167
                                                              -----
               Total Medical and Hospital Equipment             167
                                                              -----

           Miscellaneous Business Credit Institutions (0.2%)
           Textron Financial Corp., 2.75%, 6/1/06    350,000    347
                                                              -----
               Total Miscellaneous Business Credit
                Institutions                                    347
                                                              -----

           Motors and Generators (0.1%)
           Emerson Electric Co., 4.50%, 5/1/13        70,000     67
           Emerson Electric Co., 5.75%, 11/1/11       48,000     51
                                                              -----
               Total Motors and Generators                      118
                                                              -----

           Office Machines (0.1%)
           Pitney Bowes Credit Corp., 5.75%, 8/15/08 100,000    106
                                                              -----
               Total Office Machines                            106
                                                              -----

           Pharmaceutical Preparations (1.2%)
           Abbott Laboratories, 3.75%, 3/15/11       260,000    247
           GlaxoSmithKline Capital, Inc.,
            4.375%, 4/15/14                          400,000    374
           Johnson & Johnson, Inc., 3.80%, 5/15/13   350,000    321
           Johnson & Johnson, Inc., 4.95%, 5/15/33   350,000    307
           Merck & Co., Inc., 6.40%, 3/1/28          350,000    370
           Pfizer, Inc., 4.50% 2/15/14               350,000    335
                                                              -----
               Total Pharmaceutical Preparations              1,954
                                                              -----

           Radio, TV Electronic Stores (0.2%)
           RadioShack Corp., 6.95%, 9/1/07           350,000    381
                                                              -----
               Total Radio, TV Electronic Stores                381
                                                              -----

                                                     Shares/     Value
            Investment Grade Bonds (7.7%)             $ Par     $ (000)
            -----------------------------------------------------------

            Real Estate Investment Trusts (0.3%)
            ERP Operating LP, 4.75%, 6/15/09           60,000       60
            First Industrial LP, 5.25%, 6/15/09        50,000       50
            Vornado Realty Trust, 4.75%, 12/1/10      350,000      340
                                                                ------
                Total Real Estate Investment Trusts                450
                                                                ------

            Retail-Retail Stores (0.5%)
            Fortune Brands, Inc., 4.875%, 12/1/13     350,000      342
            Limited Brands, Inc., 6.125%, 12/1/12      70,000       73
            Limited Brands, Inc., 6.95%, 3/1/33       205,000      215
            VF Corp., 6.00%, 10/15/33                 200,000      191
                                                                ------
                Total Retail-Retail Stores                         821
                                                                ------

            Savings Institutions Except Federal (0.2%)
            U.S. Central Credit Union,
             2.75%, 5/30/08                           350,000      334
                                                                ------
                Total Savings Institutions Except Federal          334
                                                                ------

            Security Brokers and Dealers (0.2%)
            Goldman Sachs Group, Inc.,
             5.15%, 1/15/14                           350,000      336
                                                                ------
                Total Security Brokers and Dealers                 336
                                                                ------

            Steel Wire and Related Products (0.2%)
            Hubbell, Inc., 6.375%, 5/15/12            300,000      317
                                                                ------
                Total Steel Wire and Related Products              317
                                                                ------

            Toilet Preparations (0.4%)
            Estee Lauder, Inc., 5.75%, 10/15/33       350,000      333
            The Gillette Co., 2.50%, 6/1/08           350,000      333
                                                                ------
                Total Toilet Preparations                          666
                                                                ------

            Wines and Distilled Beverages (0.1%)
            Brown Forman Corp., 3.00%, 3/15/08        125,000      121
                                                                ------
                Total Wines and Distilled Beverages                121
                                                                ------
                Total Investment Grade Bonds (Cost: $13,069)    12,705
                                                                ------

            Government (Domestic and Foreign)
            and Agency Bonds (19.7%)
            -----------------------------------------------------------

            Federal Government and Agencies (19.7%)
            Housing & Urban Development,
             6.08%, 8/1/13                            100,000      107
            Quebec Province, 4.875%, 5/5/14           160,000      156
            State of Israel, 7.25%, 12/15/28          350,000      370
            US Treasury, 1.125%, 6/30/05               80,000       79
            US Treasury, 1.625%, 1/31/05               40,000       40
            US Treasury, 1.625%, 4/30/05               55,000       55
            US Treasury, 1.75%, 12/31/04               70,000       70
            US Treasury, 1.875%, 11/30/05           1,100,000    1,092
            US Treasury, 1.875%, 1/31/06              330,000      327
            US Treasury, 2.00%, 8/31/05               140,000      140
            US Treasury, 2.125%, 10/31/04             500,000      501
            US Treasury, 2.25%, 2/15/07             2,600,000    2,549
            US Treasury, 2.625%, 5/15/08            2,750,000    2,664
            US Treasury, 2.625%, 3/15/09            1,081,000    1,029
            US Treasury, 3.00%, 2/15/08               125,000      123
            US Treasury, 3.00%, 2/15/09             3,205,000    3,105
            US Treasury, 3.125%, 4/15/09              650,000      632

Asset Allocation Portfolio

 Asset Allocation Portfolio


           Government (Domestic and Foreign) and     Shares/   Value
           Agency Bonds (19.7%)                       $ Par   $ (000)
           ----------------------------------------------------------

           Federal Government and Agencies continued
           US Treasury, 3.25%, 8/15/07              2,600,000  2,602
           US Treasury, 3.25%, 1/15/09              4,315,000  4,231
           US Treasury, 3.375%, 12/15/08              880,000    869
           US Treasury, 3.50%, 11/15/06             2,129,000  2,157
           US Treasury, 4.125%, 2/15/14               967,000    922
           US Treasury, 4.25%, 11/15/13               645,000    628
           US Treasury, 4.625%, 5/15/06               153,000    158
           US Treasury, 4.875%, 2/15/12               900,000    930
           US Treasury, 5.00%, 8/15/11                900,000    940
           US Treasury, 5.375%, 2/15/31               772,000    779
           US Treasury, 6.50%, 5/15/05              1,325,000  1,376
           US Treasury, 6.50%, 8/15/05              1,000,000  1,048
           US Treasury Inflation Index Bond,
            3.375%, 1/15/07                         2,521,270  2,700
           US Treasury Stripped, 0.00%, 8/15/27     1,200,000    326
                                                              ------
               Total Government (Domestic and Foreign)
                and Agency Bonds (Cost: $33,416)              32,705
                                                              ------

           Mortgage-Backed and Asset Backed Securities (1.4%)
           ----------------------------------------------------------
           Federal Government and Agencies (1.4%)
           Government National Mortgage
            Association, TBA, 4.50%, 7/1/34         2,390,726  2,246
                                                              ------
               Total Mortgage-Backed and Asset Backed
                Securities (Cost: $2,217)                      2,246
                                                              ------

           Below Investment Grade Bonds (7.1%)
           ----------------------------------------------------------

           Aerospace/Defense (0.0%)
           L-3 Communications Corp.,
            6.125%, 1/15/14                            50,000     48
                                                              ------
               Total Aerospace/Defense                            48
                                                              ------

           Autos/Vehicle Parts (0.2%)
           Collins & Aikman Products,
            10.75%, 12/31/11                           75,000     75
           Delco Remy International, Inc.,
            9.375%, 4/15/12 144A                       63,000     61
           HLI Operating Co., 10.50%, 6/15/10          32,000     36
           Metaldyne Corp., 10.00%, 11/1/13 144A      100,000     98
           United Rentals NA, Inc., 6.50%, 2/15/12     62,000     59
           Visteon Corp., 7.00%, 3/10/14               50,000     48
                                                              ------
               Total Autos/Vehicle Parts                         377
                                                              ------

           Basic Materials (0.9%)
           Chemicals (0.5%)
           BCP Caylux Holding, 9.625%, 6/15/14
            144A                                       72,000     75
           Huntsman Adv. Materials,
            11.00%, 7/15/10 144A                       60,000     68
           Huntsman Co., LLC, 11.50%, 7/15/12
            144A                                       75,000     76
           Huntsman LLC, 11.625%, 10/15/10             50,000     55
           Invista, 9.25%, 5/1/12 144A                 80,000     80
           Koppers, Inc., 9.875%, 10/15/13             75,000     82
           NOVA Chemicals, Ltd., 6.50%, 1/15/12        63,000     62
           Rockwood Specialties Group, Inc.,
            10.265%, 5/15/11                          100,000    106
           Terra Capital Corp., 11.50%, 6/1/10        100,000    109
                                                              ------
               Total                                             713
                                                              ------

                                                      Shares/  Value
           Below Investment Grade Bonds (7.1%)         $ Par  $ (000)
           ----------------------------------------------------------

           Metals/Mining (0.2%)
           CSN Islands VIII Corp., 9.75%, 12/16/13
            144A                                       50,000     45
           Ispat Inland ULC, 9.75%, 4/1/14 144A        63,000     65
           Texas Industries, Inc., 10.25%, 6/15/11     50,000     56
           Wise Metals Group LLC, 10.25%, 5/15/12
            144A                                      100,000    102
                                                               -----
               Total                                             268
                                                               -----

           Packaging/Containers (0.1%)
           (e)Consolidated Container, Co.              75,000     57
           Crown European Holdings SA,
            9.50%, 3/1/11                              25,000     27
           Owens Brockway Glass Container,
            8.25%, 5/15/13                             25,000     26
           Owens Brockway Glass Container,
            8.75%, 11/15/12                            75,000     81
           Pliant Corp., 11.125%, 9/1/09               40,000     43
                                                               -----
               Total                                             234
                                                               -----

           Paper & Forest Products (0.1%)
           Abitibi-Consolidated, Inc., 7.75%, 6/15/11
            144A                                       79,000     79
           Appleton Papers, Inc., 8.125%, 6/15/11
            144A                                       57,000     58
           Appleton Papers, Inc., 9.75%, 6/15/14
            144A                                       50,000     50
                                                               -----
               Total                                             187
                                                               -----

               Total Basic Materials                           1,402
                                                               -----

           Builders/Building Materials (0.2%)
           Building Materials (0.0%)
           Integrated Electrical Services, Inc.,
            9.375%, 2/1/09                             40,000     41
           (e)Nortek Holdings, Inc.,
            10.00%, 5/15/11 144A                       50,000     40
                                                               -----
               Total                                              81
                                                               -----

           Home Builders (0.2%)
           Hovnanian Enterprises, 6.375%, 12/15/14
            144A                                       60,000     55
           Technical Olympic USA, Inc.,
            7.50%, 3/15/11                             75,000     70
           Technical Olympic USA, Inc.,
            9.00%, 7/1/10                              50,000     51
           William Lyon Homes, 7.50%, 2/15/14
            144A                                       75,000     70
                                                               -----
               Total                                             246
                                                               -----

               Total Builders/Building Materials                 327
                                                               -----

           Capital Goods (0.5%)
           AEARO CO. I, 8.25%, 4/15/12 144A            75,000     77
           Amsted Industries, Inc., 10.25%, 10/15/11
            144A                                       50,000     54
           Bombardier Recreational,
            8.375%, 12/15/13 144A                      25,000     25
           Columbus McKinnon Corp.,
            10.00%, 8/1/10                             50,000     53
           Communications & Power Ind.,
            8.00%, 2/1/12                              75,000     75

                                                     Asset Allocation Portfolio

 Asset Allocation Portfolio


                                                      Shares/  Value
           Below Investment Grade Bonds (7.1%)         $ Par  $ (000)
           ----------------------------------------------------------

           Capital Goods continued
           DA-Lite Screen Co. Inc., 9.50%, 5/15/11
            144A                                       70,000     73
           General Cable Corp., 9.50%, 11/15/10        50,000     54
           ITRON, Inc., 7.75%, 5/15/12 144A            75,000     75
           Mueller Group, Inc., 10.00%, 5/1/12 144A    20,000     21
           Rexnord Corp., 10.125%, 12/15/12           100,000    110
           Superior Essx Com & Essx Group,
            9.00%, 4/15/12 144A                       125,000    119
           Terex Corp., 7.375%, 1/15/14                32,000     31
           Trimas Corp., 9.875%, 6/15/12               50,000     53
           Trinity Industries LE, 6.50%, 3/15/14 144A  62,000     57
                                                               -----
               Total Capital Goods                               877
                                                               -----

           Consumer Products/Retailing (0.8%)
           Consumer Products (0.3%)
           American Achievement Corp.,
            8.25%, 4/1/12 144A                         50,000     51
           Ames True Temper, Inc., 10.00%, 7/15/12
            144A                                       87,000     87
           Amscan Holdings, Inc., 8.75%, 5/1/14
            144A                                       62,000     61
           Jafra Cosmetics, 10.75%, 5/15/11            50,000     56
           (e)Jostens Holding Corp., 10.25%, 12/1/13   75,000     51
           Playtex Products, Inc., 9.375%, 6/1/11     100,000     97
           Samsonite Corp., 8.875%, 6/1/11 144A        60,000     62
           Sealy Mattress Co., 8.25%, 6/15/14 144A     45,000     45
                                                               -----
               Total                                             510
                                                               -----

           Retail Food & Drug (0.1%)
           Delhaize America, Inc., 9%, 4/15/31         25,000     27
           Stater Brothers Holdings, 8.125%, 6/15/12
            144A                                      108,000    109
                                                               -----
               Total                                             136
                                                               -----

           Retail Stores (0.2%)
           Cole National Group, 8.875%, 5/15/12        75,000     80
           Couche-Tard US, 7.50%, 12/15/13             50,000     50
           Finlay Fine Jewelry Corp., 8.375%, 6/1/12
            144A                                       63,000     65
           TOYS R US, 7.875%, 4/15/13                 125,000    126
                                                               -----
               Total                                             321
                                                               -----

           Textile/Apparel (0.2%)
           Oxford Industries, Inc., 8.875%, 6/1/11
            144A                                       75,000     79
           Perry Ellis International, Inc.,
            8.875%, 9/15/13                            50,000     52
           Phillips Van Heusen, 7.25%, 2/15/11 144A    75,000     75
           Tommy Hilfiger USA, Inc., 6.85%, 6/1/08     92,000     92
                                                               -----
               Total                                             298
                                                               -----

               Total Consumer Products/Retailing               1,265
                                                               -----

           Energy (0.6%)
           Gas Pipelines/Oil Field Services (0.2%)
           Hanover Equipment Trust 01 A,
            0.00%, 3/31/07                             50,000     40
           Hanover Equipment Trust, 8.75% 9/1/11      100,000    106
           Parker Drilling Co., 9.625%, 10/1/13        75,000     78

                                                      Shares/  Value
           Below Investment Grade Bonds (7.1%)         $ Par  $ (000)
           ----------------------------------------------------------

           Gas Pipelines/Oil Field Services continued
           Pride International, Inc., 7.375%, 7/15/14
            144A                                       60,000    61
                                                                ---
               Total                                            285
                                                                ---

           Oil & Gas Exploration/Production (0.3%)
           Chesapeake Energy Corp., 7.50%, 6/15/14
            144A                                       93,000    96
           Compton Pete Corp., 9.90%, 5/15/09          50,000    55
           Comstock Resources, Inc., 6.875%, 3/1/12    90,000    86
           EXCO Resources, Inc., 7.25%, 1/15/11        75,000    76
           Hilcorp Energy, 10.50%, 9/1/10 144A        100,000   107
           KCS Energy, Inc., 7.125%, 4/1/12 144A       50,000    50
           Range Resources Corp., 7.375%, 7/15/13      50,000    50
           Range Resources Corp., 7.375%, 7/15/13
            144A                                       20,000    20
           Whiting Petroleum Corp., 7.25%, 5/1/12
            144A                                       63,000    62
                                                                ---
               Total                                            602
                                                                ---

           Oil Refining & Marketing (0.1%)
           Citgo Petroleum Corp., 11.375%, 2/1/11      75,000    87
                                                                ---
               Total                                             87
                                                                ---

               Total Energy                                     974
                                                                ---

           Financials (0.3%)
           Banking/Savings and Loan (0.0%)
           Western Financial Bank-FSB, 9.625%,
            5/15/12                                    50,000    55
                                                                ---
               Total                                             55
                                                                ---

           Financials Services (0.2%)
           Dollar Financial Group, 9.75%, 11/15/11     75,000    78
           E*Trade Financial Corp., 8.00%, 6/15/11
            144A                                       50,000    50
           Ios Capital LLC, 7.25%, 6/30/08              6,000     6
           LaBranche and Co., 11.00%, 5/15/12 144A     63,000    65
           LaBranche and Co., 9.50%, 5/15/09 144A      63,000    64
                                                                ---
               Total                                            263
                                                                ---

           Insurance (0.1%)
           Crum and Forster Holding Corp.,
            10.375%, 6/15/13                           50,000    55
           Fairfax Financial Holdings,
            7.375%, 3/15/06                            75,000    77
                                                                ---
               Total                                            132
                                                                ---

               Total Financials                                 450
                                                                ---

           Foods (0.4%)
           Food/Beverage/Tobacco (0.3%)
           Gold Kist, Inc., 10.25%, 3/15/14 144A       60,000    65
           Merisant Co., 9.50%, 7/15/13 144A           75,000    80
           North Atlantic Trading Co., 9.25%, 3/1/12
            144A                                      100,000    97
           Pinnacle Foods Holding, 8.25%, 12/1/13
            144A                                       50,000    48
           RJ Reynolds Tobacco Holdings,
            7.25%, 6/1/12                             100,000    97

Asset Allocation Portfolio

 Asset Allocation Portfolio


                                                      Shares/  Value
           Below Investment Grade Bonds (7.1%)         $ Par  $ (000)
           ----------------------------------------------------------

           Food/Beverage/Tobacco continued
           Standard Commercial Corp.,
            8.00%, 4/15/12 144A                        42,000     41
           (e)Tabletop Holdings, 12.25%, 5/15/14 144A 125,000     76
                                                               -----
               Total                                             504
                                                               -----

           Restaurants (0.1%)
           Friendly Ice Cream Corp., 8.375%, 6/15/12
            144A                                       75,000     73
           O'Charleys, Inc., 9.00%, 11/1/13            33,000     34
           VICORP Restaurants, Inc.,
            10.50%, 4/15/11 144A                       80,000     80
                                                               -----
               Total                                             187
                                                               -----

               Total Foods                                       691
                                                               -----

           Gaming/Leisure/Lodging (0.7%)
           Gaming (0.5%)
           American Casino & Entertainment.,
            7.85%, 2/1/12 144A                         50,000     51
           Aztar Corp., 7.875%, 6/15/14 144A           50,000     51
           Boyd Gaming Corp., 6.75%, 4/15/14 144A      37,000     35
           (d)Hollywood Casino Shreveport,
            13.00%, 8/1/06                             50,000     38
           Inn of the Mountain Gods.,
            12.00%, 11/15/10 144A                     100,000    110
           Jacobs Entertainment, Inc.,
            11.875%, 2/01/09                           50,000     55
           Majestic Star Casino LLC, 9.50%, 10/15/10   75,000     75
           MGM Mirage, Inc., 5.875%, 2/27/14 144A      37,000     34
           Resort Intl. Hotel/Casino, 11.50%, 3/15/09  75,000     85
           River Rock Entertainment, 9.75%, 11/1/11    75,000     82
           Seneca Gaming Corp., 7.25%, 5/1/12 144A     45,000     45
           Station Casinos, Inc., 6.00%, 4/1/12        50,000     48
           Wheeling Island Gaming,
            10.125%, 12/15/09                          75,000     80
                                                               -----
               Total                                             789
                                                               -----

           Leisure (0.2%)
           AMC Entertainment, Inc., 9.875%, 2/1/12    100,000    104
           Royal Caribbean Cruises, 6.875%, 12/1/13   100,000     99
           Universal City Development Corp.,
            11.75%, 4/1/10                             50,000     58
                                                               -----
               Total                                             261
                                                               -----

           Lodging (0.0%)
           Host Marriot LP, 7.125%, 11/1/13            50,000     49
                                                               -----
               Total                                              49
                                                               -----

               Total Gaming/Leisure/Lodging                    1,099
                                                               -----

           Health Care/Pharmaceuticals (0.4%)
           Ameripath, Inc., 10.50%, 4/1/13             25,000     25
           General Nutrition Center, 8.5%, 12/1/10
            144A                                       75,000     78
           Genesis HealthCare Corp., 8.00%, 10/15/13
            144A                                       50,000     51
           Iasis Health Care Corp., 8.75%, 06/15/14
            144A                                       79,000     80

                                                     Shares/  Value
           Below Investment Grade Bonds (7.1%)        $ Par  $ (000)
           ---------------------------------------------------------

           Health Care/Pharmaceuticals continued
           Medcath Holdings Corp., 9.875%, 7/15/12
            144A                                      87,000     87
           Medical Device Manufacturing, Inc.,
            10.00%, 7/15/12 144A                      75,000     77
           Quintiles Transnational, 10.00%, 10/1/13   50,000     50
           Senior Housing Property Trust,
            7.875%, 4/15/15                           25,000     26
           Tenet Health Care Corp., 9.875%, 7/1/14
            144A                                      50,000     51
           Triad Hospitals, Inc., 7.00%, 5/15/12      62,000     62
           Universal Hospital Service,
            10.125%, 11/1/11                          50,000     51
           Valeant Pharmaceuticals, 7.00%, 12/15/11
            144A                                      25,000     24
           Ventas Realty Ltd. Partnership,
            9.00%, 5/1/12                             50,000     55
                                                              -----
               Total Health Care/Pharmaceuticals                717
                                                              -----

           Media (0.6%)
           Cable/Satellite (0.3%)
           Cablevision Systems Corp., 8.00%, 4/15/12
            144A                                     125,000    123
           Charter Communications OPT LLC/Cap,
            8.00%, 4/30/12 144A                      100,000     97
           CSC Holdings, Inc., 6.75%, 4/15/12 144A    37,000     36
           Echostar Corp., 6.375%, 10/1/11            50,000     49
           Insight Midwest, 9.75%, 10/1/09            50,000     53
           Kabel Deutschland GMBH,
            10.625%, 7/1/14 144A                     125,000    127
           MediaCom LLC, 9.50%, 1/15/13               50,000     48
           NTL Cable PLC, 8.75%, 4/15/14 144A         50,000     51
                                                              -----
               Total                                            584
                                                              -----

           Publishing (0.3%)
           American Media, Inc., 8.875%, 1/15/11      75,000     73
           Dex Media Inc. 8.00%, 11/15/13 144A        75,000     72
           Dex Media West, LLC, 9.875%, 8/15/13       75,000     82
           Primedia, Inc., 7.625%, 4/1/08             25,000     25
           Reader's Digest Association, Inc.,
            6.50%, 3/1/11                             60,000     59
           Vertis, Inc., 10.875%, 6/15/09             71,000     76
           Von Hoffman Corp., 10.25%, 3/15/09         90,000     93
                                                              -----
               Total                                            480
                                                              -----

               Total Media                                    1,064
                                                              -----

           Real Estate (0.1%)
           LNR Property Corp., 7.25%, 10/15/13        50,000     49
           Omega Healthcare Investors, 7.00%, 4/1/14
            144A                                      50,000     47
                                                              -----
               Total Real Estate                                 96
                                                              -----

           Services (0.3%)
           Environmental Services (0.1%)
           Allied Waste North America.,
            5.75%, 2/15/11 144A                       50,000     47
           MSW Energy Holdings, 8.50%, 9/1/10         50,000     53

                                                     Asset Allocation Portfolio

 Asset Allocation Portfolio


                                                     Shares/  Value
           Below Investment Grade Bonds (7.1%)        $ Par  $ (000)
           ---------------------------------------------------------

           Environmental Services continued
           Waste Services, Inc., 9.50%, 4/15/14 144A  42,000    43
                                                               ---
               Total                                           143
                                                               ---

           Services -- Other (0.2%)
           Buhrmann U.S., Inc., 8.25%, 07/01/14
            144A                                      63,000    63
           Coinmach Corp., 9.00%, 2/1/10              99,000    99
           Kindercare Learning Centers,
            9.50%, 2/15/09                            38,000    39
           Memberworks, Inc., 9.25%, 4/1/14 144A      75,000    72
           Petro Stopping Center, 9.00%, 2/15/12
            144A                                      75,000    74
                                                               ---
               Total                                           347
                                                               ---

               Total Services                                  490
                                                               ---

           Technology (0.1%)
           Amkor Technologies, Inc.,
            7.125%, 3/15/11 144A                      75,000    70
           Xerox Corp., 7.125%, 6/15/10               75,000    77
                                                               ---
               Total Technology                                147
                                                               ---

           Telecommunications (0.5%)
           Telecommunications -- Wireline (0.1%)
           MCI, Inc., 5.908%, 5/1/07                  26,000    25
           MCI, Inc., 6.688%, 5/1/09                  43,000    40
           Qwest Communications International,
            7.50%, 11/1/08 B                          25,000    23
           Qwest Communications, Inc., 12/15/10,
            13.50% 144A                               48,000    56
           Qwest Communications, Inc.,
            7.25%, 2/15/11 144A                       75,000    70
                                                               ---
               Total                                           214
                                                               ---

           Telecommunications -- Wirleless (0.4%)
           ACC Escrow Corp., 10.00%, 8/1/11           50,000    43
           Alamosa Delaware, Inc., 8.50%, 1/31/12
            144A                                     100,000    98
           American Tower Corporation-Warrants           100     2
           Centennial Communications,
            8.125%, 2/1/14 144A                       75,000    70
           Nextel Communications, 5.95%, 3/15/14      50,000    46
           Nextel Communications, 6.875%, 10/31/13   100,000    99
           Rogers Wireless, Inc., 6.375%, 3/1/14
            144A                                     125,000   115
           Triton PCS, 8.75%, 11/15/11                50,000    41
           US Unwired, Inc., 10.00%, 06/15/12 144A    87,000    88
                                                               ---
               Total                                           602
                                                               ---

               Total Telecommunications                        816
                                                               ---

           Transportation (0.2%)
           (c)American Commercial Lines LLC              261     0
           (d)American Commercial Lines LLC,
            11.25%, 1/1/08                            29,794    16
           CHC Helicopter Corp., 7.375%, 5/1/14
            144A                                      58,000    57
           Laidlaw International, Inc.,
            10.75%, 6/15/11                           50,000    55

                                                     Shares/    Value
          Below Investment Grade Bonds (7.1%)         $ Par    $ (000)
          ------------------------------------------------------------

          Transportation continued
          Omni Corp., 7.625%, 12/1/13                   75,000     73
          Railamerica Transportation Corp.,
           12.875%, 8/15/10                             50,000     57
          Ship Finance International, Ltd.,
           8.50%, 12/15/13 144A                         25,000     24
          Stena AB, 9.625%, 12/1/12                     50,000     56
          TFM SA DE C V, 12.50%, 6/15/12                50,000     53
                                                               ------
              Total Transportation                                391
                                                               ------

          Utilities (0.3%)
          AES Corp., 8.75%, 5/15/13 144A                25,000     27
          AES Corp., 9.00%, 5/15/15 144A                50,000     54
          Calpine Corp., 8.50%, 7/15/10 144A            52,000     43
          CMS Energy Corp., 7.75%, 8/1/10 144A          75,000     75
          Midwest Generation LLC,
           8.75%, 5/1/34 144A                           30,000     30
          Nevada Power Co., 8.25%, 6/1/11               50,000     52
          NRG Energy, Inc., 8.00%, 12/15/13
           144A                                         25,000     25
          Reliant Resources, Inc., 9.50%, 7/15/13       75,000     81
          Sierra Pacific Resources,
           8.625%, 3/15/14 144A                         75,000     73
                                                               ------
              Total Utilities                                     460
                                                               ------

              Total Below Investment Grade Bonds
               (Cost: $11,530)                                 11,691
                                                               ------

          Money Market Investments (11.3%)
          ------------------------------------------------------------

          Federal Government and Agencies (10.6%)
          Federal Home Loan Bank,
           1.07%, 7/16/04                            1,500,000  1,499
          (b)Federal National Mortgage Association,
           1.25%, 7/21/04                           16,100,000 16,089
                                                               ------
              Total Federal Government and Agencies            17,588
                                                               ------

Asset Allocation Portfolio

 Asset Allocation Portfolio


                Money Market                   Shares/   Value
                Investments (11.3%)             $ Par   $ (000)
                ------------------------------------------------

                Finance Lessors (0.7%)
                Preferred Receivable Funding,
                 1.20%, 7/13/04               1,200,000   1,200
                                                        -------
                    Total Finance Lessors                 1,200
                                                        -------

                    Total Money Market Investments
                     (Cost: $18,788)                     18,788
                                                        -------

                    Total Investments (101.3%)
                     (Cost $156,122)(a)                 167,970
                                                        -------

                    Other Assets, Less
                     Liabilities (-1.3%)                 (2,236)
                                                        -------

                    Total Net Assets (100.0%)           165,734
                                                        -------

* Non-Income Producing

 ADR -- American Depository Receipt

 144A after the name of a security represents a security exempt from registration under Rule 144A of the securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the value of these securities was $6,927, representing 4.18% of net assets.

+ Security was fair valued under procedures adopted by the Board of Directors.

(a)At June 30, 2004 the aggregate cost of securities for federal tax purposes was $156,122 and the net unrealized appreciation of investments based on that cost was $11,848 which is comprised of $14,306 aggregate gross unrealized appreciations and $2,458 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

                                                      Unrealized
                                                     Appreciation/
                                Number of Expiration Depreciation
             Issuer (000's)     Contracts    Date       (000's)
             -----------------------------------------------------
             S&P 500 Index
              Futures              38        9/04         $62
             (Total Notional
              Value at June 30,
              2004, $10,772)
             US Long Bond
              (CBT) Commodity
              Futures              45        9/04         $36
             (Total Notional
              Value at
              June 30, 2004,
              $4,751)

(c)PIK -- Payment In Kind

(d)Defaulted Security

(e)Step bond security that presently receives no coupon payments. At the predetermined date, the stated coupon rate becomes effective.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                                     Asset Allocation Portfolio

 Balanced Portfolio


Northwestern Mutual Series Funds
Schedule of Investments
June 30, 2004 (unaudited)


                                                   Shares/    Value
            Revenue Bonds (0.1%)                    $ Par    $ (000)
            --------------------------------------------------------

            Municipal Bonds -- Revenue (0.1%)
            Nashville & Davidson County,
             Tennessee Health and Educational
             Facilities Board of The Metropolitan
             Government, 0.00%, 6/1/21, RB         9,800,000  3,972
                                                             ------

                Total Revenue Bonds
                 (Cost: $4,188)                               3,972
                                                             ------

            Corporate Bonds (11.7%)
            --------------------------------------------------------

            Aerospace-Defense (0.3%)
            Lockheed Martin Corp.,
             8.20%, 12/1/09                        7,450,000  8,730
                                                             ------
                Total                                         8,730
                                                             ------

            Auto Related (0.9%)
            American Honda Finance,
             4.50%, 5/26/09 144A                   6,180,000  6,184
            Toyota Motor Credit Corp.,
             2.70%, 1/30/07                        3,800,000  3,737
            Toyota Motor Credit Corp.,
             2.875%, 8/1/08                        1,800,000  1,721
            Toyota Motor Credit Corp.,
             4.35%, 12/15/10                       4,770,000  4,701
            Toyota Motor Credit Corp.,
             5.65%, 1/15/07                        9,750,000 10,255
                                                             ------
                Total                                        26,598
                                                             ------

            Beverages, Malt Beverages (1.1%)
            Anheuser-Busch Companies, Inc.,
             7.00%, 12/1/25                        4,800,000  5,105
            Anheuser-Busch Companies, Inc.,
             7.50%, 3/15/12                          910,000  1,061
            Coca-Cola Enterprises, Inc.,
             5.25%, 5/15/07                        8,975,000  9,405
            Coca-Cola Enterprises, Inc.,
             5.375%, 8/15/06                       4,175,000  4,362
            Coca-Cola Enterprises, Inc.,
             5.75%, 3/15/11                       10,000,000 10,623
                                                             ------
                Total                                        30,556
                                                             ------

            Broad Woven Fabric Mills, Manmade (0.0%)
            (c)Polysindo International Finance,
             11.375%, 6/15/06                      6,500,000    585
                                                             ------
                Total                                           585
                                                             ------

            Brokers (0.2%)
            Credit Suisse First Boston USA, Inc.,
             4.70%, 6/1/09                         5,900,000  5,917
                                                             ------
                Total                                         5,917
                                                             ------

            Commercial Banks (2.0%)
            Banco Montevideo,
             8.40%, 4/30/08 144A                   6,250,000  1,000

                                                    Shares/    Value
            Corporate Bonds (11.7%)                  $ Par    $ (000)
            ---------------------------------------------------------

            Commercial Banks continued
            Bank of America Corp.,
             5.375%, 6/15/14                        4,550,000  4,510
            Bank of America Corp.,
             7.40%, 1/15/11                         2,668,000  3,024
            Bank of America Corp.,
             7.875%, 5/16/05                        2,800,000  2,930
            Bank One Corp., 5.25%, 1/30/13          5,000,000  4,918
            HBOS Treasury Services PLC,
             1.518%, 3/14/05                        4,500,000  4,502
            HBOS Treasury Services PLC,
             3.75%, 9/30/08 144A                    6,200,000  6,107
            Rabobank Capital Fund II,
             5.26%, 12/31/13 144A                   5,600,000  5,419
            RBS Capital Trust II, 6.425%, 1/3/34    7,980,000  7,639
            Supra-National Agency, 0.00%, 3/1/28
             MTNB                                  10,700,000  2,500
            UnionBanCal Corp., 5.25%, 12/16/13        800,000    788
            Wells Fargo & Co., 3.125%, 4/1/09       7,500,000  7,119
            Wells Fargo Bank, 6.45%, 2/1/11         4,850,000  5,288
                                                              ------
                Total                                         55,744
                                                              ------

            Commercial Physical Research (0.2%)
            Monsanto Co., 7.375%, 8/15/12           6,200,000  7,008
                                                              ------
                Total                                          7,008
                                                              ------

            Computer and Other Data Processing Service (0.3%)
            Gtech Holdings Corp., 4.75%, 10/15/10   8,350,000  8,178
                                                              ------
                Total                                          8,178
                                                              ------

            Crude Petroleum and Natural Gas (0.2%)
            Occidental Petroleum, 8.45%, 2/15/29    1,900,000  2,419
            Occidental Petroleum,
             10.125%, 9/15/09                       3,230,000  4,011
                                                              ------
                Total                                          6,430
                                                              ------

            Electrical Equipment and Supplies (0.2%)
            Cooper Industries, Inc.,
             5.50%, 11/1/09                         5,100,000  5,331
                                                              ------
                Total                                          5,331
                                                              ------

            Fire, Marine and Casualty Insurance (1.2%)
            Berkley (WR) Corp., 5.875%, 2/15/13     4,100,000  4,184
            Berkley (WR) Corp.,
             9.875%, 5/15/08                        4,310,000  5,095
            Berkshire Hathaway, Inc.,
             4.625%, 10/15/13                      10,320,000  9,864
            Progressive Corp., 6.25%, 12/1/32      11,905,000 11,873
            Progressive Corp., 6.375%, 1/15/12      4,540,000  4,894
                                                              ------
                Total                                         35,910
                                                              ------

Balanced Portfolio

 Balanced Portfolio


                                                   Shares/    Value
            Corporate Bonds (11.7%)                 $ Par    $ (000)
            --------------------------------------------------------

            Measuring and Controlling Devices (0.1%)
            Rockwell Automation, Inc.,
             6.70%, 1/15/28                        3,440,000  3,669
                                                             ------
                Total                                         3,669
                                                             ------

            Medical and Hospital Equipment (0.2%)
            Astrazeneca PLC, 5.40%, 6/1/14         5,350,000  5,412
                                                             ------
                Total                                         5,412
                                                             ------

            Motors and Generators (0.1%)
            Emerson Electric Co.,
             4.50%, 5/1/13                           970,000    926
            Emerson Electric Co.,
             5.75%, 11/1/11                        1,918,000  2,026
                                                             ------
                Total                                         2,952
                                                             ------

            Office Machines (0.2%)
            Pitney Bowes Credit Corp.,
             5.75%, 8/15/08                        5,000,000  5,310
                                                             ------
                Total                                         5,310
                                                             ------

            Oil and Gas Extraction (0.2%)
            ChevronTexaco Corp.,
             6.625%, 10/1/04                       4,750,000  4,806
                                                             ------
                Total                                         4,806
                                                             ------

            Pharmaceutical Preparations (1.9%)
            Abbott Laboratories, 3.75%, 3/15/11    3,750,000  3,557
            GlaxoSmithKline Capital, Inc.,
             4.375%, 4/15/14                      11,775,000 11,012
            Johnson & Johnson, Inc.,
             3.80%, 5/15/13                        4,400,000  4,040
            Johnson & Johnson, Inc.,
             4.95%, 5/15/33                        5,000,000  4,382
            Johnson & Johnson, Inc.,
             6.625%, 9/1/09                        2,800,000  3,120
            Merck & Co., Inc., 6.40%, 3/1/28       5,135,000  5,426
            Merck & Co., Inc. 5.95%, 12/1/28       3,774,000  3,779
            Pfizer, Inc., 5.625%, 2/1/06           7,175,000  7,490
            Pfizer, Inc., 5.625%, 4/15/09          4,125,000  4,355
            Pfizer, Inc., 4.50% 2/15/14            8,000,000  7,657
                                                             ------
                Total                                        54,818
                                                             ------

            Radio,TV Electronic Stores (0.4%)
            RadioShack Corp., 7.375%, 5/15/11      9,590,000 10,820
                                                             ------
                Total                                        10,820
                                                             ------

            Real Estate Investment Trusts (0.3%)
            ERP Operating LP, 4.75%, 6/15/09       1,870,000  1,872
            First Industrial LP, 5.25%, 6/15/09    1,925,000  1,938
            Vornado Realty Trust, 4.75%, 12/1/10   3,780,000  3,665
                                                             ------
                Total                                         7,475
                                                             ------

            Retail-Retail Stores (0.9%)
            Fortune Brands, Inc., 4.875%, 12/1/13  2,070,000  2,022
            LB Mortgage Trust, Series 1991-2,
             Class A3, 8.39%, 1/20/17             10,660,468 11,877
            Limited Brands, Inc., 6.125%, 12/1/12  1,590,000  1,667
            Limited Brands, Inc., 6.95%, 3/1/33    6,858,000  7,182

                                                  Shares/    Value
            Corporate Bonds (11.7%)                $ Par    $ (000)
            -------------------------------------------------------

            Retail-Retail Stores continued
            VF Corp., 6.00%, 10/15/33             4,450,000   4,249
                                                            -------
                Total                                        26,997
                                                            -------

            Savings Institutions Except Federal (0.1%)
            U.S. Central Credit Union,
             2.75%, 5/30/08                       3,950,000   3,772
                                                            -------
                Total                                         3,772
                                                            -------

            Security Brokers and Dealers (0.2%)
            Goldman Sachs Group, Inc.,
             5.15%, 1/15/14                       6,800,000   6,530
                                                            -------
                Total                                         6,530
                                                            -------

            Toilet Preparations (0.4%)
            Estee Lauder, Inc.,
             5.75%, 10/15/33                      7,750,000   7,371
            The Gillette Co.,
             2.50%, 6/1/08                        5,000,000   4,759
                                                            -------
                Total                                        12,130
                                                            -------

            Wines and Distilled Beverages (0.1%)
            Brown Forman Corp.,
             3.00%, 3/15/08                       2,500,000   2,416
                                                            -------
                Total                                         2,416
                                                            -------

                Total Corporate Bonds
                 (Cost: $349,867)                           338,094
                                                            -------

            Government (Domestic and Foreign)
            and Agency Bonds (20.8%)
            -------------------------------------------------------

            Commercial Banks (0.3%)
            BP Capital Markets PLC,
             4.00%, 4/29/05                       4,500,000   4,557
            Royal Bank of Canada New York,
             1.015%, 1/24/05 YCD                  5,500,000   5,500
                                                            -------
                Total                                        10,057
                                                            -------

            Federal Government & Agencies (20.5%)
            Aid-Israel, 0.00%, 11/15/22          11,600,000   3,950
            Aid-Israel, 0.00%, 11/15/23          11,500,000   3,679
            Aid-Israel, 5.50%, 3/18/33           27,200,000  26,526
            Federal Home Loan Bank,
             1.58%, 5/20/05                       7,900,000   7,863
            Federal Home Loan Bank,
             5.54%, 1/8/09                        5,000,000   5,308
            Federal Home Loan Bank,
             7.125%, 2/15/05                      4,500,000   4,647
            Federal Home Loan Mortgage Corp.,
             1.875%, 1/15/05                      4,500,000   4,503
            Federal Home Loan Mortgage Corp.,
             6.50%, 4/1/11                        2,065,128   2,186
            Federal Home Loan Mortgage Corp.,
             7.50%, 10/1/27                       1,235,462   1,335
            Housing & Urban Development,
             6.17%, 8/1/14                       14,981,000  15,986
            Quebec Province, 4.875%, 5/5/14       5,350,000   5,206

                                                             Balanced Portfolio

 Balanced Portfolio


            Government (Domestic and Foreign)      Shares/    Value
            and Agency Bonds (20.8%)                $ Par    $ (000)
            --------------------------------------------------------

            Federal Government & Agencies continued
            Rural Housing Trust 1987-1, Series 1,
             Class D, 6.33%, 4/1/26                1,173,583   1,173
            State of Israel, 7.25%, 12/15/28       5,200,000   5,500
            US Treasury, 1.125%, 6/30/05           2,270,000   2,249
            (f)US Treasury, 1.50%, 3/31/06        45,700,000  44,869
            US Treasury, 1.625%, 1/31/05             825,000     825
            US Treasury, 1.625%, 3/31/05           3,570,000   3,563
            US Treasury, 1.625%, 4/30/05             325,000     324
            (f)US Treasury, 1.625%, 9/30/05        3,195,000   3,171
            US Treasury, 1.75%, 12/31/04           3,385,000   3,386
            US Treasury, 1.875%, 11/30/05          3,100,000   3,079
            US Treasury, 1.875%, 1/31/06           6,390,000   6,329
            (f)US Treasury, 2.00%, 5/15/06         3,190,000   3,152
            US Treasury, 2.125%, 10/31/04          1,025,000   1,027
            (f)US Treasury, 2.25%, 2/15/07        36,600,000  35,887
            (f)US Treasury, 2.375%, 8/15/06        4,440,000   4,402
            (f)US Treasury, 2.625%, 3/15/09       40,745,000  38,767
            US Treasury, 3.00%, 2/15/08            2,500,000   2,466
            (f)US Treasury, 3.00%, 2/15/09        20,015,000  19,394
            (f)US Treasury, 3.25%, 8/15/07        36,600,000  36,633
            (f)US Treasury, 3.25%, 1/15/09        31,435,000  30,831
            (f)US Treasury, 3.375%, 11/15/08       3,285,000   3,249
            US Treasury, 4.00%, 11/15/12           1,521,000   1,473
            US Treasury, 4.125%, 2/15/14           1,190,000   1,134
            US Treasury, 5.375%, 2/15/31           5,475,000   5,522
            US Treasury, 5.875%, 11/15/05          7,900,000   8,274
            US Treasury, 6.50%, 10/15/06          55,000,000  59,371
            US Treasury, 6.50%, 2/15/10            3,885,000   4,378
            US Treasury Inflation Index Bond,
             3.375%, 1/15/07                      35,158,962  37,659
            US Treasury Inflation Index Bond,
             3.625%, 1/15/08                      27,134,452  29,654
            US Treasury Inflation Index Bond,
             4.25%, 1/15/10                       53,630,400  61,381
            US Treasury Inflation Index Bond,
             5.00%, 2/15/11                       29,000,000  30,355
            US Treasury Stripped,
             0.00%, 8/15/27                       50,000,000  13,541
            US Treasury Stripped,
             0.00%, 8/15/27                       28,300,000   7,699
                                                             -------
                Total                                        591,906
                                                             -------

                Total Government (Domestic and Foreign)
                 and Agency Bonds (Cost: $602,660)           601,963
                                                             -------

            Mortgage-Backed and Asset Backed Securities (8.9%)
            --------------------------------------------------------

            Boat Dealers (0.0%)
            Nationscredit Grantor Trust, Series
             1997-2, Class A1, 6.35%, 4/15/14        221,829     227
                                                             -------
                Total                                            227
                                                             -------

            Commercial Mortgages (2.4%)
            Asset Securitization Corp., Series
             1997-D5, Class PS1, 1.62%, 2/14/43
             IO                                   19,601,980     993
            Chase Commercial Mortgage Securities
             Corp., Series 1997-2, Class A2,
             6.60%,                                7,833,908   8,294

           Mortgage-Backed and Asset                Shares/    Value
           Backed Securities (8.9%)                  $ Par    $ (000)
           ----------------------------------------------------------

           Commercial Mortgages continued
           Chase Commercial Mortgage
            Securities Corp., Series 1997-2,
            Class B, 6.60%, 11/19/07                2,500,000  2,687
           Commercial Mortgage Acceptance
            Corp., Series 1997-ML1, Class B,
            6.64%, 12/15/30                         2,500,000  2,696
           Credit Suisse First Boston Mortgage
            Securities Corp., Series 1997-C1,
            Class A2, 7.26%, 6/20/29 144A           2,743,141  2,959
           Credit Suisse First Boston Mortgage
            Securities Corp., Series 1997-C1,
            Class B, 7.28%, 6/20/29 144A            3,250,000  3,538
           Criimi Mae Commercial Mortgage
            Trust, Series 1998-C1, Class A1,
            7.00%, 11/2/06                          6,162,847  6,396
           Criimi Mae Commercial Mortgage
            Trust, Series 1998-C1, Class B,
            7.00%, 11/2/11 144A                     5,700,000  5,882
           DLJ Commercial Mortgage Corp.,
            Series 1998-CF1, Class S,
            0.70%, 1/15/18 IO                     230,561,770  6,710
           DLJ Mortgage Acceptance Corp.,
            Series 1997-CF2, Class S,
            0.35%, 10/15/30 IO 144A                14,416,957    264
           Midland Realty Acceptance Corp.,
            Series 1996-C2, Class AEC,
            1.35%, 1/25/29 IO                      17,687,796    672
           Mortgage Capital Funding, Inc., Series
            1997-MC1, Class A3,
            7.29%, 3/20/27                         11,377,298 11,737
           Nomura Asset Securities Corp., Series
            1998-D6, Class A2, 6.99%, 3/15/30      15,000,000 16,902
           RMF Commercial Mortgage Pass-
            Through, Series 1997-1, Class F,
            7.47%, 1/15/19                          1,800,000  1,010
                                                              ------
               Total                                          70,740
                                                              ------

           Credit Card Asset Backed (0.6%)
           Citibank Credit Card Master Trust I,
            Series 1997-6, Class A,
            0.00%, 8/15/06                         17,000,000 16,985
           (d)Heilig-Meyers Master Trust, Series
            1998-1A, Class A, 6.125%, 1/20/07
            144A                                    2,756,669      2
                                                              ------
               Total                                          16,987
                                                              ------

           Federal Government & Agencies (5.3%)
           Federal National Mortgage
            Association, 0.00%, 8/2/04              5,700,000  5,694
           Federal National Mortgage
            Association, 5.97%, 10/1/08             1,603,516  1,705
           Federal National Mortgage
            Association, 6.24%, 2/1/06              4,518,290  4,678
           Federal National Mortgage
            Association, 6.265%, 10/1/08            5,332,041  5,709
           Federal National Mortgage
            Association, 6.315%, 3/1/06             4,776,963  4,959

Balanced Portfolio

 Balanced Portfolio


            Mortgage-Backed and Asset               Shares/   Value
            Backed Securities (8.9%)                 $ Par   $ (000)
            --------------------------------------------------------

            Federal Government & Agencies continued
            Federal National Mortgage Association,
             6.34%, 2/1/08                         3,784,704  4,039
            Federal National Mortgage Association,
             6.43%, 6/1/08                         6,682,851  7,171
            Federal National Mortgage Association,
             6.75%, 11/1/07                          762,805    821
            Federal National Mortgage Association,
             6.75%, 4/25/18                        4,237,471  4,480
            Federal National Mortgage Association,
             6.75%, 12/25/23                       2,138,958  2,181
            Federal National Mortgage Association,
             6.895%, 5/1/06                        5,621,627  5,900
            Federal National Mortgage Association,
             7.00%, 4/1/26                         1,499,743  1,592
            Federal National Mortgage Association,
             7.025%, 9/1/05                        1,800,007  1,848
            Federal National Mortgage Association,
             11.00%, 12/1/12                          16,700     19
            Federal National Mortgage Association,
             11.00%, 9/1/17                           85,334     95
            Federal National Mortgage Association,
             11.00%, 12/1/17                          15,368     17
            Federal National Mortgage Association,
             11.00%, 2/1/18                           47,885     54
            Federal National Mortgage Association,
             11.50%, 4/1/18                           57,353     65
            Federal National Mortgage Association,
             12.00%, 9/1/12                          187,256    211
            Federal National Mortgage Association,
             12.00%, 12/1/12                          56,747     65
            Federal National Mortgage Association,
             12.00%, 9/1/17                           35,289     40
            Federal National Mortgage Association,
             12.00%, 10/1/17                          37,506     43
            Federal National Mortgage Association,
             12.00%, 12/1/17                          18,648     21
            Federal National Mortgage Association,
             12.00%, 2/1/18                           56,980     65
            Federal National Mortgage Association,
             12.50%, 4/1/18                           15,258     18
            Federal National Mortgage Association,
             13.00%, 11/1/12                          34,086     39
            Federal National Mortgage Association,
             13.00%, 11/1/17                          27,183     32
            Federal National Mortgage Association,
             13.00%, 12/1/17                           9,084     11
            Federal National Mortgage Association,
             13.00%, 2/1/18                           59,587     69
            Federal National Mortgage Association,
             14.00%, 12/1/17                          20,461     24
            Government National Mortgage
             Association, 5.00%, 7/15/33           4,338,559  4,216
            Government National Mortgage
             Association, 5.50%, 1/15/32             478,389    479
            Government National Mortgage
             Association, 5.50%, 2/15/32           3,970,697  3,975
            Government National Mortgage
             Association, 5.50%, 9/15/32             143,704    144

                Mortgage-Backed and Asset      Shares/   Value
                Backed Securities (8.9%)        $ Par   $ (000)
                -----------------------------------------------

                Federal Government & Agencies continued
                Government National Mortgage
                 Association, 7.00%, 5/15/23  1,362,908  1,456
                Government National Mortgage
                 Association, 7.00%, 6/15/23     62,221     66
                Government National Mortgage
                 Association, 7.00%, 7/15/23    219,091    234
                Government National Mortgage
                 Association, 7.00%, 8/15/23      1,343      1
                Government National Mortgage
                 Association, 7.00%, 9/15/23     46,387     50
                Government National Mortgage
                 Association, 7.00%, 10/15/23    40,907     44
                Government National Mortgage
                 Association, 7.00%, 11/15/23   247,924    265
                Government National Mortgage
                 Association, 7.00%, 12/15/27    80,736     86
                Government National Mortgage
                 Association, 7.00%, 1/15/28     76,797     82
                Government National Mortgage
                 Association, 7.00%, 2/15/28     11,837     13
                Government National Mortgage
                 Association, 7.00%, 4/15/28    123,855    131
                Government National Mortgage
                 Association, 7.00%, 5/15/28    148,266    158
                Government National Mortgage
                 Association, 7.00%, 6/15/28    353,282    374
                Government National Mortgage
                 Association, 7.00%, 7/15/28    410,260    436
                Government National Mortgage
                 Association, 7.50%, 1/15/23     99,654    108
                Government National Mortgage
                 Association, 7.50%, 6/15/23     51,395     56
                Government National Mortgage
                 Association, 7.50%, 6/15/24      1,370      1
                Government National Mortgage
                 Association, 7.50%, 7/15/24     31,138     34
                Government National Mortgage
                 Association, 7.50%, 8/15/25      1,755      2
                Government National Mortgage
                 Association, 7.50%, 9/15/25     14,538     16
                Government National Mortgage
                 Association, 7.50%, 12/15/25    54,818     60
                Government National Mortgage
                 Association, 7.50%, 1/15/26      1,663      2
                Government National Mortgage
                 Association, 7.50%, 3/15/26     26,678     29
                Government National Mortgage
                 Association, 7.50%, 6/15/26     70,872     77
                Government National Mortgage
                 Association, 7.50%, 9/15/26      1,746      2
                Government National Mortgage
                 Association, 7.50%, 10/15/26     6,987      8
                Government National Mortgage
                 Association, 7.50%, 12/15/26    94,230    102
                Government National Mortgage
                 Association, 7.50%, 1/15/27      4,639      6
                Government National Mortgage
                 Association, 7.50%, 2/15/27     38,754     42

                                                             Balanced Portfolio

 Balanced Portfolio


                 Mortgage-Backed and Asset       Shares/  Value
                 Backed Securities (8.9%)         $ Par  $ (000)
                 -----------------------------------------------

                 Federal Government & Agencies continued
                 Government National Mortgage
                  Association, 7.50%, 3/15/27      4,041     4
                 Government National Mortgage
                  Association, 7.50%, 4/15/27    145,691   157
                 Government National Mortgage
                  Association, 7.50%, 5/15/27     77,132    83
                 Government National Mortgage
                  Association, 7.50%, 7/15/27     33,323    36
                 Government National Mortgage
                  Association, 8.00%, 9/15/24     69,148    76
                 Government National Mortgage
                  Association, 8.00%, 5/15/26     82,400    91
                 Government National Mortgage
                  Association, 8.00%, 6/15/26     36,156    40
                 Government National Mortgage
                  Association, 8.00%, 7/15/26     87,578    96
                 Government National Mortgage
                  Association, 8.00%, 8/15/26     28,352    31
                 Government National Mortgage
                  Association, 8.00%, 9/15/26     69,692    77
                 Government National Mortgage
                  Association, 8.00%, 10/15/26   142,502   157
                 Government National Mortgage
                  Association, 8.00%, 11/15/26    23,227    26
                 Government National Mortgage
                  Association, 8.00%, 12/15/26    44,181    49
                 Government National Mortgage
                  Association, 8.00%, 4/15/27    140,189   154
                 Government National Mortgage
                  Association, 8.00%, 6/15/27     35,064    38
                 Government National Mortgage
                  Association, 8.00%, 7/15/27     30,651    33
                 Government National Mortgage
                  Association, 8.00%, 7/20/28    241,568   264
                 Government National Mortgage
                  Association, 8.50%, 5/15/22        559     1
                 Government National Mortgage
                  Association, 8.50%, 9/15/22      1,264     1
                 Government National Mortgage
                  Association, 8.50%, 10/15/22     8,446     9
                 Government National Mortgage
                  Association, 8.50%, 12/15/22     3,299     4
                 Government National Mortgage
                  Association, 8.50%, 6/15/24        669     1
                 Government National Mortgage
                  Association, 8.50%, 7/15/24      8,099     9
                 Government National Mortgage
                  Association, 8.50%, 12/15/24     1,056     1
                 Government National Mortgage
                  Association, 8.50%, 1/15/25      1,678     2
                 Government National Mortgage
                  Association, 8.50%, 2/15/25      4,265     4
                 Government National Mortgage
                  Association, 8.50%, 11/15/25     1,493     2
                 Government National Mortgage
                  Association, 8.50%, 1/15/26     10,645    12
                 Government National Mortgage
                  Association, 8.50%, 2/15/26      1,877     2

           Mortgage-Backed and Asset               Shares/    Value
           Backed Securities (8.9%)                 $ Par    $ (000)
           ---------------------------------------------------------

           Federal Government & Agencies continued
           Government National Mortgage
            Association, 8.50%, 3/15/26                4,978       6
           Government National Mortgage
            Association, 8.50%, 4/15/26                9,147      10
           Government National Mortgage
            Association, 8.50%, 5/15/26                  857       1
           Government National Mortgage
            Association, 11.00%, 1/15/18           1,670,285   1,880
           Government National Mortgage
            Association, TBA, 4.50%, 7/1/34       84,670,909  79,537
           Vendee Mortgage Trust, Series 1998-3,
            Class E, 6.50%, 3/15/29                4,500,000   4,595
                                                             -------
               Total                                         151,909
                                                             -------

           Finance Services (0.6%)
           Morgan Stanley Capital, Series 1998-
            WF2, Class A2, 6.54%, 5/15/08         15,000,000  16,185
                                                             -------
               Total                                          16,185
                                                             -------

           Franchise Loan Receivables (0.0%)
           Enterprise Mortgage Acceptance Co.,
            Series 1998-1, Class IO,
            1.37%, 1/15/23 IO 144A                29,384,673   1,159
                                                             -------
               Total                                           1,159
                                                             -------

           Residential Mortgages (0.0%)
           Blackrock Capital Finance L.P., Series
            1997-R1, Class B3, 7.75%, 3/25/37
            144A                                   2,684,992     242
           Blackrock Capital Finance L.P., Series
            1997-R3, Class B3, 7.25%, 11/25/28
            144A                                   3,277,749     164
                                                             -------
               Total                                             406
                                                             -------

               Total Mortgage-Backed and Asset Backed
                Securities (Cost: $257,806)                  257,613
                                                             -------

           Common Stocks (46.3%)
           ---------------------------------------------------------

           Consumer Discretionary (5.1%)
           *AutoNation, Inc.                          33,600     575
           *AutoZone, Inc.                            10,475     839
           *Bed Bath & Beyond, Inc.                   37,800   1,453
           Best Buy Co., Inc.                         40,800   2,070
           *Big Lots, Inc.                            14,500     210
           The Black & Decker Corp.                   10,000     621
           Boise Cascade Corp.                        11,000     414
           Brunswick Corp.                            11,900     486
           Carnival Corp.                             79,473   3,735
           Centex Corp.                               15,500     709
           Circuit City Stores, Inc.                  25,000     324
           Clear Channel Communications, Inc.         77,250   2,854
           *Comcast Corp. -- Class A                 281,837   7,901

Balanced Portfolio

 Balanced Portfolio


                                                     Shares/  Value
           Common Stocks (46.3%)                      $ Par  $ (000)
           ---------------------------------------------------------

           Consumer Discretionary continued
           Cooper Tire & Rubber Co.                    9,300    214
           Dana Corp.                                 18,715    367
           Darden Restaurants, Inc.                   20,249    416
           Delphi Automotive Systems Corp.            70,469    753
           Dillard's, Inc. -- Class A                 10,536    235
           Dollar General Corp.                       41,465    811
           Dow Jones & Co., Inc.                      10,280    464
           Eastman Kodak Co.                          36,017    972
           *eBay, Inc.                                82,600  7,595
           Family Dollar Stores, Inc.                 21,600    657
           Federated Department Stores, Inc.          22,612  1,110
           Ford Motor Co.                            230,107  3,601
           Fortune Brands, Inc.                       18,333  1,383
           Gannett Co., Inc.                          34,250  2,906
           The Gap, Inc.                             113,125  2,743
           General Motors Corp.                       70,925  3,304
           Genuine Parts Co.                          21,875    868
           *The Goodyear Tire & Rubber Co.            22,000    200
           Harley-Davidson, Inc.                      37,075  2,296
           Harrah's Entertainment, Inc.               14,150    766
           Hasbro, Inc.                               22,175    421
           Hilton Hotels Corp.                        48,150    898
           The Home Depot, Inc.                      279,297  9,832
           International Game Technology              43,800  1,691
           *The Interpublic Group of Companies, Inc.  52,600    722
           J. C. Penney Co., Inc.                     35,425  1,338
           Johnson Controls, Inc.                     23,900  1,276
           Jones Apparel Group, Inc.                  15,900    628
           KB Home                                     5,900    405
           Knight-Ridder, Inc.                         9,850    709
           *Kohl's Corp.                              42,833  1,811
           Leggett & Platt Inc.                       24,167    646
           The Limited, Inc.                          59,213  1,107
           Liz Claiborne, Inc.                        13,900    500
           Lowe's Companies, Inc.                     98,850  5,195
           Marriott International, Inc. -- Class A    28,400  1,417
           Mattel, Inc.                               53,060    968
           The May Department Stores Co.              36,600  1,006
           Maytag Corp.                                9,967    244
           McDonald's Corp.                          158,271  4,115
           The McGraw-Hill Companies, Inc.            23,940  1,833
           Meredith Corp.                              6,300    346
           The New York Times Co. -- Class A          18,692    836
           Newell Rubbermaid, Inc.                    34,511    811
           NIKE, Inc. -- Class B                      33,200  2,515
           Nordstrom, Inc.                            17,533    747
           *Office Depot, Inc.                        39,343    705
           Omnicom Group, Inc.                        23,800  1,806
           Pulte Corp.                                15,900    827
           RadioShack Corp.                           20,167    577
           Reebok International, Ltd.                  7,500    270
           Sears, Roebuck & Co.                       26,750  1,010
           The Sherwin-Williams Co.                   17,960    746
           Snap-on, Inc.                               7,317    245
           The Stanley Works                          10,250    467
           Staples, Inc.                              62,550  1,833
           *Starbucks Corp.                           49,850  2,167

                                                     Shares/  Value
           Common Stocks (46.3%)                      $ Par  $ (000)
           ---------------------------------------------------------

           Consumer Discretionary continued
           Starwood Hotels & Resorts Worldwide, Inc.  26,000   1,166
           Target Corp.                              114,843   4,877
           Tiffany & Co.                              18,433     679
           *Time Warner, Inc.                        573,000  10,074
           The TJX Companies, Inc.                    62,200   1,502
           *Toys "R" Us, Inc.                         26,850     428
           Tribune Co.                                41,131   1,873
           *Univision Communications, Inc. --
            Class A                                   40,600   1,296
           V. F. Corp.                                13,843     674
           Viacom, Inc. -- Class B                   217,761   7,779
           Visteon Corp.                              16,312     190
           The Walt Disney Co.                       257,933   6,575
           Wendy's International, Inc.                14,350     500
           Whirlpool Corp.                             8,650     593
           Yum! Brands, Inc.                          36,380   1,354
                                                             -------
               Total                                         146,082
                                                             -------

           Consumer Staples (5.1%)
           Adolph Coors Co. -- Class B                 4,700     340
           Alberto-Culver Co.                         11,400     572
           Albertson's, Inc.                          46,195   1,226
           Altria Group, Inc.                        257,704  12,898
           Anheuser-Busch Companies, Inc.            101,019   5,455
           Archer-Daniels-Midland Co.                 81,675   1,371
           Avon Products, Inc.                        59,350   2,738
           Brown-Forman Corp. -- Class B              15,268     737
           Campbell Soup Co.                          51,654   1,388
           The Clorox Co.                             26,650   1,433
           The Coca-Cola Co.                         306,100  15,452
           Coca-Cola Enterprises, Inc.                59,100   1,713
           Colgate-Palmolive Co.                      66,854   3,908
           ConAgra Foods, Inc.                        66,433   1,799
           Costco Wholesale Corp.                     57,652   2,368
           CVS Corp.                                  49,933   2,098
           General Mills, Inc.                        47,533   2,259
           The Gillette Co.                          126,065   5,345
           H.J. Heinz Co.                             44,283   1,736
           Hershey Foods Corp.                        32,600   1,508
           Kellogg Co.                                51,643   2,161
           Kimberly-Clark Corp.                       62,997   4,150
           *The Kroger Co.                            93,273   1,698
           McCormick & Co., Inc.                      17,300     588
           The Pepsi Bottling Group, Inc.             32,400     989
           PepsiCo, Inc.                             214,500  11,557
           The Procter & Gamble Co.                  323,046  17,587
           R.J. Reynolds Tobacco Holdings, Inc.       10,700     723
           *Safeway, Inc.                             56,100   1,422
           Sara Lee Corp.                             99,284   2,283
           SUPERVALU, Inc.                            16,950     519
           SYSCO Corp.                                80,350   2,882
           UST, Inc.                                  20,833     750
           Wal-Mart Stores, Inc.                     539,033  28,440
           Walgreen Co.                              128,754   4,662
           Winn-Dixie Stores, Inc.                    17,850     129
           Wm. Wrigley Jr. Co.                        28,233   1,780
                                                             -------
               Total                                         148,664
                                                             -------

                                                             Balanced Portfolio

 Balanced Portfolio


                                                  Shares/  Value
              Common Stocks (46.3%)                $ Par  $ (000)
              ---------------------------------------------------

              Energy (3.0%)
              Amerada Hess Corp.                   11,300    895
              Anadarko Petroleum Corp.             31,677  1,856
              Apache Corp.                         40,830  1,778
              Ashland, Inc.                         8,800    465
              Baker Hughes, Inc.                   41,840  1,575
              *BJ Services Co.                     20,200    926
              Burlington Resources, Inc.           49,872  1,804
              ChevronTexaco Corp.                 134,484 12,657
              ConocoPhillips                       86,203  6,576
              Devon Energy Corp.                   30,100  1,987
              El Paso Corp.                        80,517    634
              EOG Resources, Inc.                  14,640    874
              Exxon Mobil Corp.                   821,871 36,500
              Halliburton Co.                      55,285  1,673
              Kerr-McGee Corp.                     18,757  1,009
              Kinder Morgan, Inc.                  15,633    927
              Marathon Oil Corp.                   43,391  1,642
              *Nabors Industries, Ltd.             18,650    843
              *Noble Corp.                         16,950    642
              Occidental Petroleum Corp.           49,180  2,381
              *Rowan Companies, Inc.               13,250    322
              Schlumberger, Ltd.                   74,033  4,702
              Sunoco, Inc.                          9,450    601
              *Transocean Sedco Forex, Inc.        40,354  1,168
              Unocal Corp.                         33,133  1,259
              Valero Energy Corp.                  16,200  1,195
              The Williams Companies, Inc.         65,300    777
                                                          ------
                  Total                                   87,668
                                                          ------

              Financials (9.4%)
              ACE, Ltd.                            35,600  1,505
              AFLAC, Inc.                          63,950  2,610
              The Allstate Corp.                   88,269  4,109
              Ambac Financial Group, Inc.          13,600    999
              American Express Co.                160,600  8,252
              American International Group, Inc.  327,790 23,364
              AmSouth Bancorporation               44,245  1,127
              Aon Corp.                            39,575  1,127
              Apartment Investment and Management
               Co. -- Class A                      11,800    367
              Bank of America Corp.               256,245 21,682
              The Bank of New York Co., Inc.       97,720  2,881
              Bank One Corp.                      140,945  7,188
              BB&T Corp.                           70,500  2,606
              The Bear Stearns Companies, Inc.     13,145  1,108
              Capital One Financial Corp.          30,100  2,058
              The Charles Schwab Corp.            171,486  1,648
              Charter One Financial, Inc.          28,171  1,245
              The Chubb Corp.                      23,850  1,626
              Cincinnati Financial Corp.           21,194    922
              Citigroup, Inc.                     649,874 30,218
              Comerica, Inc.                       21,800  1,196
              Countrywide Credit Industries, Inc.  35,149  2,469
              *E*TRADE Group, Inc.                 45,900    512
              Equity Office Properties Trust       50,700  1,379
              Equity Residential Properties Trust  35,200  1,046
              Fannie Mae                          121,829  8,694

                                                      Shares/  Value
          Common Stocks (46.3%)                        $ Par  $ (000)
          -----------------------------------------------------------

          Financials continued
          Federated Investors, Inc. -- Class B         13,600     413
          Fifth Third Bancorp                          70,743   3,805
          First Horizon National Corp.                 15,600     709
          Franklin Resources, Inc.                     31,450   1,575
          Freddie Mac                                  86,514   5,476
          Golden West Financial Corp.                  19,150   2,037
          The Goldman Sachs Group, Inc.                60,600   5,706
          The Hartford Financial Services Group, Inc.  36,650   2,519
          Huntington Bancshares, Inc.                  28,800     660
          J.P. Morgan Chase & Co.                     261,662  10,145
          Janus Capital Group, Inc.                    30,071     496
          Jefferson-Pilot Corp.                        17,553     892
          KeyCorp                                      51,525   1,540
          Lehman Brothers Holdings, Inc.               34,756   2,615
          Lincoln National Corp.                       22,360   1,057
          Loews Corp.                                  23,333   1,399
          M&T Bank Corp.                               14,900   1,301
          Marsh & McLennan Companies, Inc.             65,780   2,985
          Marshall & Ilsley Corp.                      27,900   1,091
          MBIA, Inc.                                   18,150   1,037
          MBNA Corp.                                  160,595   4,142
          Mellon Financial Corp.                       53,309   1,564
          Merrill Lynch & Co., Inc.                   120,800   6,521
          MetLife, Inc.                                95,015   3,406
          MGIC Investment Corp.                        12,400     941
          Moody's Corp.                                18,800   1,216
          Morgan Stanley                              138,131   7,289
          National City Corp.                          78,079   2,734
          North Fork Bancorporation, Inc.              21,700     826
          Northern Trust Corp.                         27,650   1,169
          Plum Creek Timber Co., Inc. (REIT)           23,000     749
          The PNC Financial Services Group, Inc.       35,400   1,879
          Principal Financial Group, Inc.              40,100   1,395
          The Progressive Corp.                        27,300   2,329
          ProLogis                                     22,800     751
          *Providian Financial Corp.                   36,643     538
          Prudential Financial, Inc.                   66,100   3,072
          Regions Financial Corp.                      27,590   1,008
          SAFECO Corp.                                 17,550     772
          Simon Property Group, Inc.                   26,200   1,347
          SLM Corp.                                    55,158   2,231
          SouthTrust Corp.                             41,433   1,608
          The St. Paul Travelers Companies, Inc.       83,831   3,399
          State Street Corp.                           42,200   2,069
          SunTrust Banks, Inc.                         35,467   2,305
          Synovus Financial Corp.                      38,350     971
          T. Rowe Price Group, Inc.                    15,900     801
          Torchmark Corp.                              13,950     751
          U.S. Bancorp                                238,209   6,565
          Union Planters Corp.                         23,912     713
          UnumProvident Corp.                          37,206     592
          Wachovia Corp.                              165,257   7,354
          Washington Mutual, Inc.                     108,738   4,202
          Wells Fargo & Co.                           212,085  12,138
          XL Capital, Ltd. -- Class A                  17,400   1,313
          Zions Bancorporation                         11,300     694
                                                              -------
              Total                                           270,750
                                                              -------

Balanced Portfolio

 Balanced Portfolio


                                                   Shares/  Value
             Common Stocks (46.3%)                  $ Par  $ (000)
             -----------------------------------------------------

             Health Care (6.2%)
             Abbott Laboratories                   196,025   7,990
             *Aetna, Inc.                           19,179   1,630
             Allergan, Inc.                         16,533   1,480
             AmerisourceBergen Corp.                14,100     843
             *Amgen, Inc.                          159,823   8,722
             *Anthem, Inc.                          17,400   1,558
             Applera Corp. -- Applied Biosystems
              Group                                 25,367     552
             Bausch & Lomb, Inc.                     6,700     436
             Baxter International, Inc.             77,000   2,657
             Becton, Dickinson and Co.              31,850   1,650
             *Biogen Idec, Inc.                     42,720   2,702
             Biomet, Inc.                           31,955   1,420
             *Boston Scientific Corp.              104,980   4,493
             Bristol-Myers Squibb Co.              244,344   5,986
             C. R. Bard, Inc.                       13,100     742
             Cardinal Health, Inc.                  54,050   3,786
             *Caremark Rx, Inc.                     57,500   1,894
             *Chiron Corp.                          23,778   1,061
             CIGNA Corp.                            17,771   1,223
             Eli Lilly and Co.                     141,966   9,925
             *Express Scripts, Inc.                  9,800     776
             *Forest Laboratories, Inc.             46,434   2,630
             *Genzyme Corp.                         28,500   1,349
             Guidant Corp.                          39,412   2,202
             HCA, Inc.                              61,015   2,538
             Health Management Associates, Inc. --
              Class A                               30,500     684
             *Hospira, Inc.                         19,642     542
             *Humana, Inc.                          20,300     343
             IMS Health, Inc.                       29,533     692
             Johnson & Johnson                     373,123  20,784
             *King Pharmaceuticals, Inc.            30,366     348
             Manor Care, Inc.                       11,200     366
             McKesson HBOC, Inc.                    36,793   1,263
             *Medco Health Solutions, Inc.          34,062   1,277
             *MedImmune, Inc.                       31,300     732
             Medtronic, Inc.                       152,300   7,420
             Merck & Co., Inc.                     279,300  13,267
             *Millipore Corp.                        6,200     349
             Mylan Laboratories, Inc.               33,800     684
             Pfizer, Inc.                          958,959  32,874
             Quest Diagnostics Inc.                 13,000   1,104
             Schering-Plough Corp.                 184,950   3,418
             *St. Jude Medical, Inc.                22,100   1,672
             Stryker Corp.                          50,300   2,767
             *Tenet Healthcare Corp.                58,450     784
             *UnitedHealth Group, Inc.              77,428   4,820
             *Watson Pharmaceuticals, Inc.          13,700     369
             *Wellpoint Health Networks, Inc. --
              Class A                               19,600   2,195
             Wyeth                                 167,571   6,059
             *Zimmer Holdings, Inc.                 30,673   2,705
                                                           -------
                 Total                                     177,763
                                                           -------

             Industrials (5.3%)
             3M Co.                                 98,324   8,849

                                                    Shares/   Value
            Common Stocks (46.3%)                    $ Par   $ (000)
            --------------------------------------------------------

            Industrials continued
            *Allied Waste Industries, Inc.            39,850    525
            American Power Conversion Corp.           25,150    494
            *American Standard Companies, Inc.        27,000  1,088
            *Apollo Group, Inc. -- Class A            22,200  1,960
            Avery Dennison Corp.                      13,850    887
            The Boeing Co.                           105,918  5,411
            Burlington Northern Santa Fe Corp.        46,608  1,635
            Caterpillar, Inc.                         43,012  3,417
            Cendant Corp.                            128,173  3,138
            Cintas Corp.                              21,467  1,023
            Cooper Industries, Ltd. -- Class A        11,600    689
            Crane Co.                                  7,525    236
            CSX Corp.                                 26,950    883
            Cummins, Inc.                              5,400    338
            Danaher Corp.                             38,700  2,007
            Deere & Co.                               31,240  2,191
            *Delta Air Lines, Inc.                    15,633    111
            Deluxe Corp.                               6,312    275
            Dover Corp.                               25,533  1,075
            Eaton Corp.                               18,900  1,224
            Emerson Electric Co.                      53,025  3,370
            Equifax, Inc.                             17,200    426
            FedEx Corp.                               37,540  3,067
            Fluor Corp.                               10,400    496
            General Dynamics Corp.                    25,000  2,483
            General Electric Co.                   1,326,398 42,974
            Goodrich Corp.                            14,800    478
            H&R Block, Inc.                           21,950  1,047
            Honeywell International, Inc.            107,950  3,954
            Illinois Tool Works, Inc.                 38,900  3,730
            Ingersoll-Rand Co. -- Class A             21,770  1,487
            ITT Industries, Inc.                      11,600    963
            Lockheed Martin Corp.                     56,422  2,938
            Masco Corp.                               55,000  1,715
            *Monster Worldwide, Inc.                  14,733    379
            *Navistar International Corp.              8,820    342
            Norfolk Southern Corp.                    49,243  1,306
            Northrop Grumman Corp.                    45,162  2,425
            PACCAR, Inc.                              22,027  1,277
            Pall Corp.                                15,716    412
            Parker-Hannifin Corp.                     15,000    892
            Pitney Bowes, Inc.                        29,027  1,284
            *Power-One, Inc.                          10,500    115
            R. R. Donnelley & Sons Co.                27,333    903
            Raytheon Co.                              56,300  2,014
            Robert Half International, Inc.           21,560    642
            Rockwell Automation, Inc.                 23,350    876
            Rockwell Collins, Inc.                    22,250    741
            Ryder System, Inc.                         8,200    329
            Southwest Airlines Co.                    99,295  1,665
            Textron, Inc.                             17,250  1,024
            *Thomas & Betts Corp.                      7,400    202
            Tyco International, Ltd.                 252,083  8,353
            Union Pacific Corp.                       32,540  1,935
            United Parcel Service, Inc. -- Class B   141,700 10,651
            United Technologies Corp.                 64,633  5,913
            W.W. Grainger, Inc.                       11,400    656

                                                             Balanced Portfolio

 Balanced Portfolio


                                                    Shares/   Value
           Common Stocks (46.3%)                     $ Par   $ (000)
           ---------------------------------------------------------

           Industrials continued
           Waste Management, Inc.                     72,997   2,237
                                                             -------
               Total                                         153,157
                                                             -------

           Information Technology (8.0%)
           *ADC Telecommunications, Inc.             101,650     289
           Adobe Systems, Inc.                        29,975   1,394
           *Advanced Micro Devices, Inc.              44,400     706
           *Affiliated Computer Services, Inc. --
            Class A                                   17,100     905
           *Agilent Technologies, Inc.                60,488   1,771
           *Altera Corp.                              47,065   1,046
           Analog Devices, Inc.                       47,243   2,224
           *Andrew Corp.                              20,162     403
           *Apple Computer, Inc.                      47,800   1,555
           *Applied Materials, Inc.                  211,900   4,157
           *Applied Micro Circuits Corp.              39,200     209
           Autodesk, Inc.                             14,266     611
           Automatic Data Processing, Inc.            74,200   3,107
           *Avaya, Inc.                               55,712     880
           *BMC Software, Inc.                        28,040     519
           *Broadcom Corp. -- Class A                 39,500   1,847
           *CIENA Corp.                               71,300     265
           *Cisco Systems, Inc.                      849,767  20,140
           *Citrix Systems, Inc.                      21,380     435
           Computer Associates International, Inc.    73,532   2,063
           *Computer Sciences Corp.                   23,550   1,093
           *Compuware Corp.                           48,543     320
           *Comverse Technology, Inc.                 24,600     491
           *Convergys Corp.                           18,050     278
           *Corning, Inc.                            172,400   2,252
           *Dell, Inc.                               317,067  11,357
           *Electronic Arts, Inc.                     38,000   2,073
           Electronic Data Systems Corp.              60,900   1,166
           *EMC Corp.                                307,086   3,501
           First Data Corp.                          109,647   4,881
           *Fiserv, Inc.                              24,525     954
           *Gateway, Inc.                             46,750     210
           Hewlett-Packard Co.                       383,267   8,087
           Intel Corp.                               812,843  22,435
           International Business Machines Corp.     211,810  18,672
           *Intuit, Inc.                              24,100     930
           *Jabil Circuit, Inc.                       25,233     635
           *JDS Uniphase Corp.                       181,000     686
           *KLA-Tencor Corp.                          24,700   1,220
           *Lexmark International Group, Inc. --
            Class A                                   16,300   1,573
           Linear Technology Corp.                    38,850   1,533
           *LSI Logic Corp.                           48,000     366
           *Lucent Technologies, Inc.                538,562   2,036
           Maxim Integrated Products, Inc.            40,500   2,123
           *Mercury Interactive Corp.                 11,600     578
           *Micron Technology, Inc.                   76,750   1,175
           *Microsoft Corp.                        1,356,600  38,745
           Molex, Inc.                                23,875     766
           Motorola, Inc.                            294,619   5,377
           *National Semiconductor Corp.              45,086     991
           *NCR Corp.                                 11,900     590
           *Network Appliance, Inc.                   43,700     941

                                                     Shares/  Value
            Common Stocks (46.3%)                     $ Par  $ (000)
            --------------------------------------------------------

            Information Technology continued
            *Novell, Inc.                             48,600     408
            *Novellus Systems, Inc.                   18,600     585
            *NVIDIA Corp.                             20,900     428
            *Oracle Corp.                            652,850   7,789
            *Parametric Technology Corp.              33,720     169
            Paychex, Inc.                             47,440   1,607
            *PeopleSoft, Inc.                         45,900     849
            PerkinElmer, Inc.                         16,000     321
            *PMC-Sierra, Inc.                         22,200     319
            *QLogic Corp.                             11,750     312
            QUALCOMM, Inc.                           101,833   7,432
            Sabre Holdings Corp. -- Class A           17,509     485
            *Sanmina-SCI Corp.                        65,500     596
            Scientific-Atlanta, Inc.                  19,200     662
            *Siebel Systems, Inc.                     63,200     675
            *Solectron Corp.                         120,800     782
            *Sun Microsystems, Inc.                  417,954   1,814
            *SunGard Data Systems, Inc.               36,500     949
            *Symantec Corp.                           39,200   1,716
            Symbol Technologies, Inc.                 29,450     434
            Tektronix, Inc.                           10,640     362
            *Tellabs, Inc.                            52,208     456
            *Teradyne, Inc.                           24,350     553
            Texas Instruments, Inc.                  217,575   5,261
            *Thermo Electron Corp.                    20,800     639
            *Unisys Corp.                             41,850     581
            *VERITAS Software Corp.                   54,301   1,504
            *Waters Corp.                             15,000     717
            *Xerox Corp.                             100,600   1,459
            Xilinx, Inc.                              43,600   1,452
            *Yahoo!, Inc.                            169,200   6,147
                                                             -------
                Total                                        230,024
                                                             -------

            Materials (1.4%)
            Air Products and Chemicals, Inc.          28,533   1,497
            Alcoa, Inc.                              109,243   3,607
            Allegheny Technologies, Inc.              10,231     185
            Ball Corp.                                 7,034     507
            Bemis Co., Inc.                           13,400     379
            The Dow Chemical Co.                     117,624   4,786
            E. I. du Pont de Nemours and Co.         125,745   5,585
            Eastman Chemical Co.                       9,775     452
            Ecolab, Inc.                              32,300   1,024
            Engelhard Corp.                           15,600     504
            Freeport-McMoRan Copper & Gold,
             Inc. -- Class B                          22,219     737
            Georgia-Pacific Corp.                     32,058   1,186
            Great Lakes Chemical Corp.                 6,400     173
            *Hercules, Inc.                           13,800     168
            International Flavors & Fragrances, Inc.  11,875     444
            International Paper Co.                   61,024   2,727
            Louisiana-Pacific Corp.                   13,700     324
            MeadWestvaco Corp.                        25,314     744
            Monsanto Co.                              33,378   1,285
            Newmont Mining Corp.                      55,730   2,160
            Nucor Corp.                                9,967     765
            *Pactiv Corp.                             19,300     481
            Phelps Dodge Corp.                        11,710     908

Balanced Portfolio

 Balanced Portfolio


                                                     Shares/  Value
           Common Stocks (46.3%)                      $ Par  $ (000)
           ---------------------------------------------------------

           Materials continued
           PPG Industries, Inc.                       21,533  1,346
           Praxair, Inc.                              40,800  1,628
           Rohm and Haas Co.                          28,134  1,170
           *Sealed Air Corp.                          10,636    567
           Sigma-Aldrich Corp.                         8,700    519
           Temple-Inland, Inc.                         7,000    485
           United States Steel Corp.                  14,250    500
           Vulcan Materials Co.                       12,800    609
           Weyerhaeuser Co.                           30,320  1,914
           Worthington Industries, Inc.               10,850    223
                                                             ------
               Total                                         39,589
                                                             ------

           Telecommunication Services (1.6%)
           ALLTEL Corp.                               38,743  1,961
           AT&T Corp.                                 99,774  1,460
           *AT&T Wireless Services, Inc.             342,716  4,908
           BellSouth Corp.                           230,535  6,045
           CenturyTel, Inc.                           17,500    526
           *Citizens Communications Co.               36,100    437
           *Nextel Communications, Inc. -- Class A   139,433  3,717
           *Qwest Communications International, Inc. 224,220    805
           SBC Communications, Inc.                  416,233 10,094
           Sprint Corp.                              179,211  3,154
           Verizon Communications, Inc.              348,138 12,598
                                                             ------
               Total                                         45,705
                                                             ------

           Utilities (1.2%)
           *The AES Corp.                             80,075    795
           *Allegheny Energy, Inc.                    16,000    247
           Ameren Corp.                               22,933    985
           American Electric Power Co., Inc.          49,720  1,591
           *Calpine Corp.                             52,240    226
           Centerpoint Energy, Inc.                   38,626    444
           Cinergy Corp.                              22,638    860
           *CMS Energy Corp.                          20,600    188
           Consolidated Edison, Inc.                  30,325  1,206
           Constellation Energy Group, Inc.           21,200    803
           Dominion Resources, Inc.                   41,025  2,588
           DTE Energy Co.                             21,750    882
           Duke Energy Corp.                         114,942  2,332
           *Dynegy, Inc. -- Class A                   47,600    203
           Edison International                       40,980  1,048
           Entergy Corp.                              28,891  1,618
           Exelon Corp.                               83,024  2,764
           FirstEnergy Corp.                          41,474  1,552
           FPL Group, Inc.                            23,243  1,486
           KeySpan Corp.                              20,100    738
           Nicor, Inc.                                 5,550    189
           NiSource, Inc.                             33,084    682
           Peoples Energy Corp.                        4,700    198
           *PG&E Corp.                                52,675  1,472
           Pinnacle West Capital Corp.                11,500    464
           PPL Corp.                                  22,333  1,025
           Progress Energy, Inc.                      30,979  1,365
           Public Service Enterprise Group, Inc.      29,740  1,190
           Sempra Energy                              28,859    994
           The Southern Co.                           92,700  2,702
           TECO Energy, Inc.                          23,700    284

                                                 Shares/     Value
            Common Stocks (46.3%)                 $ Par     $ (000)
            --------------------------------------------------------

            Utilities continued
            TXU Corp.                               40,715     1,649
            Xcel Energy, Inc.                       50,170       838
                                                           ---------
                Total                                         35,608
                                                           ---------

                Total Common Stocks
                 (Cost: $745,411)                          1,335,010
                                                           ---------

            Money Market Investments (22.2%)
            --------------------------------------------------------

            Agricultural Services (0.1%)
            (b)Cargill, Inc., 1.44%, 7/1/04      2,870,000     2,870
                                                           ---------
                Total                                          2,870
                                                           ---------

            Asset-Backed Securities (CMO'S) (0.5%)
            (b)Fcar Owner Trust I, 1.3%, 9/2/04 15,000,000    14,964
                                                           ---------
                Total                                         14,964
                                                           ---------

            Autos (0.2%)
            (b)Daimler Chrysler Auto,
             1.07%, 7/2/04                       6,300,000     6,300
                                                           ---------
                Total                                          6,300
                                                           ---------

            Beverages, Malt Beverages (0.5%)
            (b)Coca-Cola Co., 1.08%, 7/8/04     15,000,000    14,997
                                                           ---------
                Total                                         14,997
                                                           ---------

            Diversified Business Finance (0.1%)
            (b)USAA Capital Corp.,
             7.54%, 3/30/05                      3,400,000     3,525
                                                           ---------
                Total                                          3,525
                                                           ---------

            Electrical Equipment and Supplies (0.5%)
            (b)General Electric Capital,
             1.08%, 8/3/04                      15,000,000    14,985
                                                           ---------
                Total                                         14,985
                                                           ---------

            Federal Government & Agencies (2.2%)
            (b)Federal Home Loan Mortgage Co.,
             1.13%, 11/22/04                    15,000,000    14,904
            (b)Federal National Mortgage
             Association, 1.045%, 7/7/04        15,000,000    14,997
            (b)Federal National Mortgage
             Association, 1.055%, 7/21/04       34,200,000    34,180
                                                           ---------
                Total                                         64,081
                                                           ---------

            Finance Lessors (4.8%)
            (b)Preferred Receivable Funding,
             1.25%, 7/26/04                     15,000,000    14,987
            (b)Preferred Receivable Funding,
             1.3%, 7/29/04                      15,000,000    14,985
            (b)Receivable Capital Trust,
             1.08%, 7/9/04                      15,000,000    14,996
            (b)Receivable Capital Trust,
             1.24%, 7/22/04                     15,000,000    14,989
            (b)Thunder Bay Funding, Inc.,
             1.18%, 7/12/04                     15,000,000    14,995
            (b)Thunder Bay Funding, Inc.,
             1.22%, 7/15/04                     15,000,000    14,993

                                                             Balanced Portfolio

 Balanced Portfolio


                                                    Shares/     Value
             Money Market Investments (22.2%)        $ Par     $ (000)
             ---------------------------------------------------------

             Finance Lessors (continued)
             (b)Toyota Motor Credit Corp.,
              1.06%, 7/9/04                        15,000,000   14,997
             (b)Windmill Funding Corp.,
              1.08%, 7/07/04                       15,000,000   14,997
             (b)Windmill Funding Corp.,
              1.10%, 7/13/04                       15,000,000   14,995
                                                               -------
                 Total                                         134,934
                                                               -------

             Finance Services (2.6%)
             (b)Citicorp, 1.13%, 7/26/04           15,000,000   14,988
             (b)Citicorp, 1.28%, 8/3/04            15,000,000   14,982
             (b)The Goldman Sachs Group,
              1.30%, 8/13/04                       30,000,000   29,954
             (b)Merrill Lynch, 1.45%, 7/1/04       15,000,000   15,000
                                                               -------
                 Total                                          74,924
                                                               -------

             Miscellaneous Business Credit Institutions (1.7%)
             (b)Catepillar Financial,
              1.3%, 7/23/04                        15,000,000   14,988
             (b)Catepillar Financial,
              1.32%, 8/5/04                        15,000,000   14,981
             (b)CIT Group, Inc., 1.39%, 2/14/05     5,500,000    5,506
             (b)National Rural Utility,
              1.27%, 7/16/04                       15,000,000   14,992
                                                               -------
                 Total                                          50,467
                                                               -------

             Personal Credit Institutions (4.7%)
             (b)American General Finance,
              1.045%, 7/12/04                      15,000,000   14,994
             (b)CXC Inc., 1.14%, 7/19/04           15,000,000   14,991
             (b)CXC Inc., 1.37%, 8/18/04           15,000,000   14,973
             (b)Delaware Funding, 1.14%, 7/16/04   15,000,000   14,993
             (b)Household Finance Corp.,
              1.32%, 8/17/04                       15,000,000   14,974
             (b)Household Finance Corp.,
              1.33%, 8/20/04                       15,000,000   14,972
             (b)Nestle Capital Corp,.
              1.08%, 8/10/04                       15,000,000   14,982
             (b)New Center Asset Trust,
              1.21%, 8/2/04                        15,000,000   14,984
             (b)New Center Asset Trust,
              1.47%, 9/8/04                        15,000,000   14,959
                                                               -------
                 Total                                         134,822
                                                               -------

             Pharmaceutical Preparations (1.2%)
             (b)Merck & Co., Inc.,
              4.125%, 1/18/05                       4,500,000    4,553
             (b)Pfizer, Inc., 1.23%, 8/6/04        15,000,000   14,982
             (b)Pfizer, Inc., 1.25%, 8/11/04       15,000,000   14,979
                                                               -------
                 Total                                          34,514
                                                               -------

             Security Brokers and Dealers (1.0%)
             (b)Morgan Stanley Dean Witter,
              1.28%, 8/2/04                        15,000,000   14,983
             (b)Morgan Stanley Dean Witter,
              1.30%, 8/10/04                       15,000,000   14,978
                                                               -------
                 Total                                          29,961
                                                               -------

                                                 Shares/      Value
            Money Market Investments (22.2%)      $ Par      $ (000)
            ----------------------------------------------------------

            Short Term Business Credit (2.1%)
             (b)Old Line Funding Corp.,
              1.08%, 7/6/04                     14,945,000     14,943
             (b)Old Line Funding Corp.,
              1.20%, 8/20/04                    15,000,000     14,975
             (b)Sheffield Receivables,
              1.24%, 7/19/04                    15,000,000     14,991
             (b)Sheffield Receivables,
              1.24%, 7/20/04                    15,000,000     14,990
                                                            ---------
                 Total                                         59,899
                                                            ---------

                Total Money Market Investments
                 (Cost: $641,313)                             641,243
                                                            ---------

                Total Investments (110.0%)
                  (Cost $2,601,245)(a)                      3,177,895
                                                            ---------

                Other Assets, Less Liabilities (-10.0%)      (289,439)
                                                            ---------

                Total Net Assets (100.0%)                   2,888,456
                                                            ---------

* Non-Income Producing

 144A after the name of a security represents a security exempt from registration under Rule 144A of the securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the value of these securities was $32,920, representing 1.14% of net assets.

 IO -- Interest Only Security
 RB -- Revenue Bond

(a)At June 30, 2004 the aggregate cost of securities for federal tax purposes was $2,601,245 and the net unrealized appreciation of investments based on that cost was $576,650 which is comprised of $724,967 aggregate gross unrealized appreciations and $148,317 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

                                                        Unrealized
                                                       Appreciation/
                                  Number of Expiration Depreciation
            Issuer (000's)        Contracts    Date       (000's)
            --------------------------------------------------------
            S&P 500 Index
             Futures                1,034      9/04       $1,715
            (Total Notional Value
             at June 30, 2004,
             $293,078)
            US Long Bond (CBT)
             Commodity Futures      1,129      9/04       $  847
            (Total Notional Value
             at June 30, 2004,
             $119,251)

(d)Defaulted Security
(f)All or a portion of the securities have been segregated as collateral for securities loaned by the portfolio.

    The Accompanying Notes are an Integral Part of the Financial Statements

Balanced Portfolio

 High Yield Bond Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
June 30, 2004 (unaudited)

                                                    Shares/   Value
           Bonds (93.4%)                             $ Par   $ (000)
           ---------------------------------------------------------

           Aerospace/Defense (0.4%)
           L-3 Communications Corp.,
            6.125%, 1/15/14                          950,000    907
                                                             ------
               Total Aerospace/Defense                          907
                                                             ------

           Autos/Vehicle Parts (2.9%)
           Collins & Aikman Products,
            10.75%, 12/31/11                       1,125,000  1,131
           Delco Remy International, Inc.,
            9.375%, 4/15/12 144A                     937,000    911
           HLI Operating Co., 10.50%, 6/15/10        601,000    676
           Metaldyne Corp., 10.00%, 11/1/13 144A   1,500,000  1,470
           United Rentals NA, Inc., 6.50%, 2/15/12   938,000    886
           Visteon Corp., 7.00%, 3/10/14             750,000    720
                                                             ------
               Total Autos/Vehicle Parts                      5,794
                                                             ------

           Basic Materials (10.6%)

           Chemicals (5.4%)
           BCP Caylux Holding,
            9.625%, 6/15/14 144A                   1,079,000  1,118
           Huntsman Adv. Materials,
            11.00%, 7/15/10 144A                   1,140,000  1,285
           Huntsman LLC, 11.625%, 10/15/10           750,000    829
           Huntsman LLC, 11.50%, 7/15/12 144A      1,125,000  1,139
           Invista, 9.25%, 5/1/12 144A             1,250,000  1,256
           Koppers, Inc., 9.875%, 10/15/13         1,125,000  1,232
           NOVA Chemicals, Ltd., 6.50%, 1/15/12      938,000    924
           Rockwood Specialties Group, Inc.,
            10.265%, 5/15/11                       1,725,000  1,837
           Terra Capital Corp., 11.50%, 6/1/10     1,050,000  1,150
                                                             ------
               Total                                         10,770
                                                             ------

           Metals/Mining (2.0%)
           CSN Islands VIII Corp.,
            9.75%, 12/16/13 144A                     750,000    671
           Ispat Inland ULC, 9.75%, 4/1/14 144A      937,000    965
           Texas Industries, Inc., 10.25%, 6/15/11   725,000    808
           Wise Metals Group LLC,
            10.25%, 5/15/12 144A                   1,585,000  1,625
                                                             ------
               Total                                          4,069
                                                             ------

           Packaging/Containers (1.9%)
           (e) Consolidated Container, Co.         1,125,000    855
           Crown European Holdings SA,
            9.50%, 3/1/11                            550,000    600
           Owens Brockway Glass Container,
            8.75%, 11/15/12                          775,000    841
           Owens Brockway Glass Container,
            8.25%, 5/15/13                           725,000    749
           Pliant Corp., 11.125%, 9/1/09             740,000    792
                                                             ------
               Total                                          3,837
                                                             ------

                                                      Shares/   Value
          Bonds (93.4%)                                $ Par   $ (000)
          ------------------------------------------------------------

          Paper & Forest Products (1.3%)
          Abitibi-Consolidated, Inc.,
           7.75%, 06/15/11 144A                      1,172,000  1,170
          Appleton Papers, Inc.,
           8.125%, 6/15/11 144A                        656,000    664
          Appleton Papers, Inc.,
           9.75%, 6/15/14 144A                         750,000    752
                                                               ------
              Total                                             2,586
                                                               ------

              Total Basic Materials                            21,262
                                                               ------

          Builders/Building Materials (2.9%)

          Building Materials (1.1%)
          Integrated Electrical Services, Inc.,
           9.375%, 2/1/09                            1,450,000  1,497
          (e) Nortek Holdings, Inc.
           10.00%, 5/15/11 144A                        950,000    760
                                                               ------
              Total                                             2,257
                                                               ------

          Home Builders (1.8%)
          Hovnanian Enterprises,
           6.375%, 12/15/14 144A                       940,000    860
          Technical Olympic USA, Inc.,
           9.00%, 7/1/10                               750,000    769
          Technical Olympic USA, Inc.,
           7.50%, 3/15/11                            1,125,000  1,046
          William Lyon Homes.,
           7.50%, 2/15/14 144A                       1,125,000  1,046
                                                               ------
              Total                                             3,721
                                                               ------

              Total Builders/Building Materials                 5,978
                                                               ------

          Capital Goods (7.7%)
          AEARO CO., 8.25%, 4/15/12 144A             1,125,000  1,148
          Amsted Industries, Inc.,
           10.25%, 10/15/11 144A                     1,825,000  1,979
          Bombardier Recreational,
           8.375%, 12/15/13 144A                     1,350,000  1,340
          Columbus McKinnon Corp.,
           10.00%, 8/1/10                              925,000    981
          Communications & Power Ind.,
           8.00%, 2/1/12                             1,125,000  1,125
          DA-Lite Screen Co. Inc.,
           9.50%, 5/15/11 144A                       1,050,000  1,092
          General Cable Corp., 9.50%, 11/15/10       1,325,000  1,424
          ITRON, Inc., 7.75%, 5/15/12 144A           1,125,000  1,128
          Mueller Group, Inc., 10.00%, 5/1/12 144A     300,000    312
          Rexnord Corp., 10.125%, 12/15/12             750,000    825
          Superior Essx Com & Essx Group,
           9.00%, 4/15/12 144A                       1,875,000  1,790
          Terex Corp. 7.375%, 1/15/14                  710,000    696
          Trimas Corp., 9.875%, 6/15/12                975,000  1,034
          Trinity Industries LE, 6.50%, 3/15/14 144A   938,000    858
                                                               ------
              Total Capital Goods                              15,732
                                                               ------

                                                      High Yield Bond Portfolio

 High Yield Bond Portfolio


                                                      Shares/   Value
          Bonds (93.4%)                                $ Par   $ (000)
          ------------------------------------------------------------

          Consumer Products/Retailing (10.0%)

          Consumer Products (4.0%)
          American Achievement Corp.,
           8.25%, 4/1/12 144A                          750,000    761
          Ames True Temper, Inc.,
           10.00%, 7/15/12 144A                      1,314,000  1,317
          Amscan Holdings, Inc.,
           8.75%, 5/1/14 144A                          936,000    920
          Jafra Cosmetics, 10.75%, 5/15/11           1,100,000  1,227
          (e)Jostens Holding Corp., 10.25%, 12/1/13    925,000    629
          Playtex Products, Inc., 9.375%, 6/1/11     1,500,000  1,459
          Samsonite Corp., 8.875%, 6/1/11 144A         872,000    903
          Sealy Mattress Co., 8.25%, 6/15/14 144A      650,000    653
                                                               ------
              Total                                             7,869
                                                               ------

          Retail Food & Drug (1.3%)
          Delhaize America, Inc., 9%, 4/15/31          950,000  1,045
          Stater Brothers Holdings,
           8.125%, 6/15/12 144A                      1,640,000  1,646
                                                               ------
              Total                                             2,691
                                                               ------

          Retail Stores (2.7%)
          Cole National Group, 8.875%, 5/15/12       1,000,000  1,068
          Couche-Tard US, 7.50%, 12/15/13            1,525,000  1,525
          Finlay Fine Jewelry Corp.,
           8.375%, 6/1/12 144A                         937,000    972
          Toys "R" Us, 7.875%, 4/15/13               1,875,000  1,881
                                                               ------
              Total                                             5,446
                                                               ------

          Textile/Apparel (2.0%)
          Oxford Industries, Inc.,
           8.875%, 6/1/11 144A                       1,050,000  1,108
          Perry Ellis International, Inc.,
           8.875%, 9/15/13                             750,000    774
          Phillips Van Heusen,
           7.25%, 2/15/11 144A                       1,125,000  1,131
          Tommy Hilfiger USA, Inc.,
           6.85%, 6/1/08                             1,095,000  1,096
                                                               ------
              Total                                             4,109
                                                               ------

              Total Consumer Products/Retailing                20,115
                                                               ------

          Energy (7.2%)

          Gas Pipelines/Oil Field Services (1.8%)
          Hanover Equipment Trust 01 A,
           0.00%, 3/31/07                              750,000    593
          Hanover Equipment Trust, 8.75% 9/1/11        975,000  1,043
          Parker Drilling Co., 9.625%, 10/1/13       1,125,000  1,167
          Pride International, Inc., 7.375%, 7/15/14
           144A                                        900,000    909
                                                               ------
              Total                                             3,712
                                                               ------

          Oil & Gas Exploration/Production (4.8%)
          Chesapeake Energy Corp.,
           7.50%, 6/15/14 144A                       1,407,000  1,449
          Compton Pete Corp., 9.90%, 5/15/09           750,000    819
          Comstock Resources, Inc.,
           6.875%, 3/1/12                            1,310,000  1,245

                                                    Shares/   Value
           Bonds (93.4%)                             $ Par   $ (000)
           ---------------------------------------------------------

           Oil & Gas Exploration/Production continued
           EXCO Resources, Inc., 7.25%, 1/15/11    1,125,000  1,142
           Hilcorp Energy, 10.50%, 9/1/10 144A     2,100,000  2,273
           KCS Energy, Inc., 7.125%, 4/1/12 144A     750,000    746
           Range Resources Corp., 7.375%, 7/15/13    775,000    771
           Range Resources Corp.,
            7.375%, 7/15/13 144A                     300,000    299
           Whiting Petroleum Corp.,
            7.25%, 5/1/12 144A                       937,000    928
                                                             ------
               Total                                          9,672
                                                             ------

           Oil Refining & Marketing (0.6%)
           Citgo Petroleum Corp., 11.375%, 2/1/11  1,100,000  1,276
                                                             ------
               Total                                          1,276
                                                             ------

               Total Energy                                  14,660
                                                             ------

           Financials (3.3%)

           Banking/Savings and Loan (0.3%)
           Western Financial Bank-FSB,
            9.625%, 5/15/12                          625,000    688
                                                             ------
               Total                                            688
                                                             ------

           Financials Services (1.9%)
           Dollar Financial Group, 9.75%, 11/15/11 1,125,000  1,176
           E*Trade Financial Corp., 8.00%, 6/15/11
            144A                                     750,000    746
           IOS Capital LLC, 7.25%, 6/30/08            99,000    102
           LaBranche and Co., 11.00%, 5/15/12
            144A                                     936,000    964
           LaBranche and Co., 9.50%, 5/15/09 144A    937,000    946
                                                             ------
               Total                                          3,934
                                                             ------

           Insurance (1.1%)
           Crum and Forster Holding Corp.,
            10.375%, 6/15/13                         925,000  1,008
           Fairfax Financial Holdings,
            7.375%, 3/15/06                        1,125,000  1,170
                                                             ------
               Total                                          2,178
                                                             ------

               Total Financials                               6,800
                                                             ------

           Foods (5.5%)

           Food/Beverage/Tobacco (4.0%)
           Gold Kist, Inc., 10.25%, 3/15/14 144A     930,000  1,009
           Merisant Co., 9.50%, 7/15/13 144A       1,125,000  1,198
           North Atlantic Trading Co.,
            9.25%, 3/1/12 144A                     1,500,000  1,451
           Pinnacle Foods Holding,
            8.25%, 12/1/13 144A                    1,325,000  1,279
           RJ Reynolds Tobacco Holdings,
            7.25%, 6/1/12                          1,500,000  1,455
           Standard Commercial Corp.,
            8.00%, 4/15/12 144A                      625,000    613
           (e)Tabletop Holdings,
            12.25%, 5/15/14 144A                   1,875,000  1,144
                                                             ------
               Total                                          8,149
                                                             ------

High Yield Bond Portfolio

 High Yield Bond Portfolio


                                                    Shares/   Value
           Bonds (93.4%)                             $ Par   $ (000)
           ---------------------------------------------------------

           Restaurants (1.5%)
           Friendly Ice Cream Corp.,
            8.375%, 6/15/12 144A                   1,125,000  1,091
           O'Charleys, Inc., 9.00%, 11/1/13          719,000    744
           VICORP RESTAURANTS INC.,
            10.50%, 4/15/11 144A                   1,200,000  1,194
                                                             ------
               Total                                          3,029
                                                             ------

               Total Foods                                   11,178
                                                             ------

           Gaming/Leisure/Lodging (8.4%)

           Gaming (5.8%)
           American Casino & Entertainment.,
            7.85%, 2/1/12 144A                       975,000    990
           Aztar Corp., 7.875%, 6/15/14 144A         750,000    758
           Boyd Gaming Corp., 6.75%, 4/15/14
            144A                                     563,000    531
           (d)Hollywood Casino Shreveport, 13.00%,
            8/1/06                                   700,000    525
           Inn of the Mountain Gods.,
            12.00%, 11/15/10 144A                  1,500,000  1,664
           Jacobs Entertainment, Inc.,
            11.875%, 2/01/09                         675,000    743
           Majestic Star Casino LLC,
            9.50%, 10/15/10                        1,125,000  1,131
           MGM Mirage, Inc., 5.875%, 2/27/14
            144A                                     508,000    460
           Resort Intl. Hotel/Casino,
            11.50%, 3/15/09                        1,000,000  1,130
           River Rock Entertainment,
            9.75%, 11/1/11                         1,125,000  1,226
           Seneca Gaming Corp., 7.25%, 5/1/12
            144A                                     655,000    654
           Station Casinos, Inc., 6.00%, 4/1/12      750,000    726
           Wheeling Island Gaming,
            10.125%, 12/15/09                      1,125,000  1,193
                                                             ------
               Total                                         11,731
                                                             ------

           Leisure (2.2%)
           AMC Entertainment, Inc., 9.875%, 2/1/12 1,500,000  1,574
           Royal Caribbean Cruises,
            6.875%, 12/1/13                        1,500,000  1,483
           Universal City Development Corp.,
            11.75%, 4/1/10                         1,250,000  1,447
                                                             ------
               Total                                          4,504
                                                             ------

           Lodging (0.4%)
           Host Marriot LP, 7.125%, 11/1/13          750,000    735
                                                             ------
               Total                                            735
                                                             ------

               Total Gaming/Leisure/Lodging                  16,970
                                                             ------

           Health Care/Pharmaceuticals (6.1%)
           Ameripath, Inc., 10.50%, 4/1/13           700,000    707
           General Nutrition Center,
            8.5%, 12/1/10 144A                       750,000    778
           Genesis HealthCare Corp.,
            8.00%, 10/15/13 144A                     750,000    765

                                                     Shares/   Value
           Bonds (93.4%)                              $ Par   $ (000)
           ----------------------------------------------------------

           Health Care/Pharmaceuticals continued
           Iasis Healthcare Corp.,
            8.75%, 06/15/14 144A                    1,172,000  1,198
           Medcath Holdings Corp.,
            9.875%, 7/15/12 144A                    1,312,000  1,326
           Medical Device Manufacturing, Inc.,
            10.00%, 7/15/12 144A                    1,125,000  1,148
           Quintiles Transnational, 10.00%, 10/1/13 1,125,000  1,114
           Senior Housing Property Trust,
            7.875%, 4/15/15                           800,000    818
           Tenet Healthcare Corp.,
            9.875%, 7/1/14 144A                       750,000    763
           Triad Hospitals, Inc., 7.00%, 5/15/12      937,000    944
           Universal Hospital Service,
            10.125%, 11/1/11                          750,000    761
           Valeant Pharmaceuticals,
            7.00%, 12/15/11 144A                    1,350,000  1,316
           Ventas Realty LTD. Partnership,
            9.00%, 5/1/12                             750,000    821
                                                              ------
               Total Health Care/Pharmaceuticals              12,459
                                                              ------

           Media (8.4%)

           Cable/Satellite (5.3%)
           Cablevision Systems Corp.,
            8.00%, 4/15/12 144A                     1,875,000  1,847
           Charter Communications OPT LLC/Cap,
            8.00%, 4/30/12 144A                     1,500,000  1,451
           CSC Holdings, Inc., 6.75%, 4/15/12
            144A                                      565,000    542
           Echostar Corp., 6.375%, 10/1/11          1,875,000  1,847
           Insight Midwest, 9.75%, 10/1/09            950,000  1,002
           Kabel Deutschland GMBH,
            10.625%, 7/1/14 144A                    1,875,000  1,927
           MediaCom LLC, 9.50%, 1/15/13             1,500,000  1,448
           NTL Cable PLC, 8.75%, 4/15/14 144A         750,000    769
                                                              ------
               Total                                          10,833
                                                              ------

           Publishing (3.1%)
           American Media, Inc., 8.875%, 1/15/11    1,125,000  1,088
           Dex Media Inc. 8.00%, 11/15/13 144A      1,125,000  1,080
           Dex Media West, LLC, 9.875%, 8/15/13     1,100,000  1,207
           Primedia, Inc., 7.625%, 4/1/08             375,000    371
           Reader's Digest Association, Inc.,
            6.50%, 3/1/11                             940,000    918
           Vertis, Inc., 10.875%, 6/15/09             655,000    704
           Von Hoffman Corp., 10.25%, 3/15/09         825,000    849
                                                              ------
               Total                                           6,217
                                                              ------

               Total Media                                    17,050
                                                              ------

           Real Estate (0.7%)
           LNR Property Corp., 7.25%, 10/15/13        750,000    731
           Omega Healthcare Investors,
            7.00%, 4/1/14 144A                        750,000    709
                                                              ------

               Total Real Estate                               1,440
                                                              ------

                                                      High Yield Bond Portfolio

 High Yield Bond Portfolio


                                                     Shares/   Value
          Bonds (93.4%)                               $ Par   $ (000)
          -----------------------------------------------------------

          Services (3.9%)

          Environmental Services (1.1%)
          Allied Waste North America.,
           5.75%, 2/15/11 144A                        750,000    711
          MSW Energy Holdings, 8.50%, 9/1/10          925,000    978
          Waste Services, Inc.,
           9.50%, 4/15/14 144A                        624,000    640
                                                              ------
              Total                                            2,329
                                                              ------

          Services-Other (2.8%)
          Buhrmann U.S., Inc., 8.25%, 07/01/14 144A   937,000    935
          Coinmach Corp., 9.00%, 2/1/10             1,500,000  1,503
          Kindercare Learning Centers,
           9.50%, 2/15/09                           1,017,000  1,032
          Memberworks, Inc., 9.25%, 4/1/14 144A     1,125,000  1,074
          Petro Stopping Center,
           9.00%, 2/15/12 144A                      1,125,000  1,114
                                                              ------
              Total                                            5,658
                                                              ------

              Total Services                                   7,987
                                                              ------

          Technology (1.1%)
          Amkor Technologies, Inc.,
           7.125%, 3/15/11 144A                     1,125,000  1,055
          Xerox Corp., 7.125%, 6/15/10              1,125,000  1,147
                                                              ------
              Total Technology                                 2,202
                                                              ------

          Telecommunications (6.4%)

          Telecommunications-Wireline (1.6%)
          MCI, Inc., 5.908%, 5/1/07                   415,000    403
          MCI, Inc., 6.688%, 5/1/09                   648,000    599
          Qwest Communications International,
           7.50%, 11/1/08 B                           375,000    345
          Qwest Communications,
           7.25%, 2/15/11 144A                      1,125,000  1,049
          Qwest Communications, Inc.,
           12/15/10, 13.50% 144A                      795,000    924
                                                              ------
              Total                                            3,320
                                                              ------

          Telecommunications-Wirleless (4.8%)
          ACC Escrow Corp., 10.00%, 8/1/11          1,150,000    992
          Alamosa Delaware, Inc.,
           8.50%, 1/31/12 144A                      1,500,000  1,470
          Centennial Communications,
           8.125%, 2/1/14 144A                      1,125,000  1,043
          Nextel Communications,
           6.875%, 10/31/13                         1,675,000  1,660
          Nextel Communications, 5.95%, 3/15/14       750,000    690
          Rogers Wireless, Inc.,
           6.375%, 3/1/14 144A                      1,875,000  1,726
          Triton PCS, 8.75%, 11/15/11                 925,000    763
          US Unwired, Inc., 10.00%, 06/15/12 144A   1,312,000  1,325
                                                              ------
              Total                                            9,669
                                                              ------

              Total Telecommunications                        12,989
                                                              ------

                                                    Shares/   Value
           Bonds (93.4%)                             $ Par   $ (000)
           ---------------------------------------------------------

           Transportation (4.1%)
           (d)American Commercial Lines LLC,
            11.25%, 1/1/08                           551,186     289
           CHC Helicopter Corp.,
            7.375%, 5/1/14 144A                      874,000     859
           Laidlaw International, Inc.,
            10.75%, 6/15/11                        1,275,000   1,391
           Omni Corp., 7.625%, 12/1/13             1,125,000   1,103
           Railamerica Transportation Corp.,
            12.875%, 8/15/10                       1,400,000   1,602
           Ship Finance International, LTD.,
            8.50%, 12/15/13 144A                   1,100,000   1,062
           Stena AB, 9.625%, 12/1/12               1,075,000   1,193
           TFM SA DE C V, 12.50%, 6/15/12            750,000     799
                                                             -------
               Total Transportation                            8,298
                                                             -------

           Utilities (3.8%)
           AES Corp., 8.75%, 5/15/13 144A            375,000     402
           AES Corp., 9.00%, 5/15/15 144A            900,000     964
           Calpine Corp., 8.50%, 7/15/10 144A        748,000     619
           CMS Energy Corp., 7.75%, 8/1/10 144A    1,250,000   1,243
           Midwest Generation LLC,
            8.75%, 5/1/34 144A                       450,000     455
           Nevada Power Co., 8.25%, 6/1/11           750,000     784
           NRG Energy, Inc., 8.00%, 12/15/13 144A    900,000     909
           Reliant Resources, Inc., 9.50%, 7/15/13 1,150,000   1,239
           Sierra Pacific Resources,
            8.625%, 3/15/14 144A                   1,125,000   1,097
                                                             -------
               Total Utilities                                 7,712
                                                             -------

               Total Bonds (Cost: $186,353)                  189,533
                                                             -------

           Preferred Stocks (0.0%)
           ---------------------------------------------------------

           Media (0.0%)
           PTV Inc.                                       23       0
                                                             -------
               Total Media                                         0
                                                             -------

           Transportation (0.0%)
           (c)American Commercial Lines LLC            4,948       3
                                                             -------
               Total Preferred Stocks
                (Cost: $310)                                       3
                                                             -------

           Common Stocks and Warrants (0.1%)
           ---------------------------------------------------------

           Gaming/Leisure/Lodging (0.0%)
           *La Quinta Corp.                           11,117      93
                                                             -------
               Total Gaming/Leisure/Lodging                       93
                                                             -------

           Media (0.0%)
           NTL, Inc.                                      12       0
                                                             -------
               Total Media                                         0
                                                             -------

           Telecommunications (0.0%)
           American Tower Corporation-Warrants         2,900      55
           Horizon PCS, Inc. -- Warrant 144A           2,000       0
           IWO Holdings, Inc. 144A                     1,150       0
                                                             -------
               Total Telecommunications                           55
                                                             -------

High Yield Bond Portfolio

 High Yield Bond Portfolio


                                                    Shares/   Value
           Common Stocks and Warrants (0.1%)         $ Par   $ (000)
           ----------------------------------------------------------

           Transportation (0.1%)
           Railamerica Transportation Corpo.           1,400     122
                                                             -------
               Total Transportation                              122
                                                             -------

               Total Common Stocks and
                Warrants (Cost: $456)                            270
                                                             -------

           Money Market Investments (7.0%)
           ----------------------------------------------------------

           Agricultural Services (3.1%)
           Cargill, Inc., 1.44%, 7/1/04            6,300,000   6,300
                                                             -------
               Total Agricultural Services                     6,300
                                                             -------

           Short Term Business Credit (3.9%)
           Sheffield Receivables,
            1.24%, 7/20/04                         8,000,000   7,995
                                                             -------
               Total Short Term Business Credit                7,995
                                                             -------

               Total Money Market Investments
                (Cost: $14,295)                               14,295
                                                             -------

               Total Investments (100.5%) (Cost
                $201,414)(a)                                 204,101
                                                             -------

               Other Assets, Less Liabilities (-0.5%)           (948)
                                                             -------

               Total Net Assets (100.0%)                     203,153
                                                             -------

* Non-Income Producing

 144A after the name of a security represents a security exempt from registration under Rule 144A of the securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the value of these securities was $94,341, representing 46.44% of net assets.

(a)At June 30, 2004 the aggregate cost of securities for federal tax purposes was $201,414 and the net unrealized appreciation of investments based on that cost was $2,687 which is comprised of $6,298 aggregate gross unrealized appreciations and $3,611 aggregate gross unrealized depreciation.

(c)PIK -- Payment In Kind

(d)Defaulted Security

(e)Step bond security that presently receives no coupon payments. At the predetermined date, the stated coupon rate becomes effective.


    The Accompanying Notes are an Integral Part of the Financial Statements

                                                      High Yield Bond Portfolio

 Select Bond Portfolio


Northwestern Mutual Series Funds
Schedule of Investments
June 30, 2004 (unaudited)

                                                     Shares/   Value
           Revenue Bonds (0.4%)                       $ Par   $ (000)
           ----------------------------------------------------------

           Municipal Bonds -- Revenue (0.4%)
           Nashville & Davidson County, Tennessee
            Health and Educational Facilities Board
            of The Metropolitan Government,
            0.00%, 6/1/21, RB                       6,500,000  2,634
                                                              ------
               Total Revenue Bonds
                (Cost: $2,777)                                 2,634
                                                              ------

           Corporate Bonds (32.7%)
           ----------------------------------------------------------

           Aerospace-Defense (0.7%)
           Lockheed Martin Corp.,
            8.20%, 12/1/09                          3,850,000  4,512
                                                              ------
               Total                                           4,512
                                                              ------

           Auto Related (2.5%)
           American Honda Finance,
            4.50%, 5/26/09 144A                     4,120,000  4,123
           Toyota Motor Credit Corp.,
            2.70%, 1/30/07                          2,500,000  2,459
           Toyota Motor Credit Corp.,
            2.875%, 8/1/08                          1,190,000  1,137
           Toyota Motor Credit Corp.,
            4.35%, 12/15/10                         3,180,000  3,134
           Toyota Motor Credit Corp.,
            5.65%, 1/15/07                          4,000,000  4,207
                                                              ------
               Total                                          15,060
                                                              ------

           Beverages, Malt Beverages (2.6%)
           Anheuser-Busch Companies, Inc.,
            7.00%, 12/1/25                          4,200,000  4,466
           Anheuser-Busch Companies, Inc.,
            7.50%, 3/15/12                            378,000    441
           Coca-Cola Enterprises, Inc.,
            5.25%, 5/15/07                          5,000,000  5,239
           Coca-Cola Enterprises, Inc.,
            5.375%, 8/15/06                         1,500,000  1,567
           Coca-Cola Enterprises, Inc.,
            5.75%, 3/15/11                          4,000,000  4,250
                                                              ------
               Total                                          15,963
                                                              ------

           Broad Woven Fabric Mills, Manmade (0.1%)
           (c)Polysindo International Finance,
            11.375%, 6/15/06                        4,200,000    378
                                                              ------
               Total                                             378
                                                              ------

           Brokers (0.6%)
           Credit Suisse First Boston USA, Inc.,
            4.70%, 6/1/09                           3,900,000  3,911
                                                              ------
               Total                                           3,911
                                                              ------

           Commercial Banks (4.2%)
           Bank of America Corp., 5.375%, 6/15/14     740,000    733
           Bank of America Corp., 7.40%, 1/15/11    1,133,000  1,284
           Bank One Corp., 5.25%, 1/30/13           4,000,000  3,934

                                                      Shares/   Value
          Corporate Bonds (32.7%)                      $ Par   $ (000)
          ------------------------------------------------------------

          Commercial Banks continued
          HBOS Treasury Services PLC,
           3.75%, 9/30/08 144A                       4,100,000  4,038
          Rabobank Capital Fund II,
           5.26%, 12/31/13 144A                      3,700,000  3,580
          RBS Capital Trust II, 6.425%, 1/3/34       5,320,000  5,094
          Supra-National Agency, 0.00%, 3/1/28
           MTNB                                      7,100,000  1,659
          UnionBanCal Corp., 5.25%, 12/16/13           500,000    492
          Wells Fargo & Co., 3.125%, 4/1/09          5,000,000  4,747
                                                               ------
              Total                                            25,561
                                                               ------

          Commercial Physical Research (0.8%)
          Monsanto Co., 7.375%, 8/15/12              4,100,000  4,634
                                                               ------
              Total                                             4,634
                                                               ------

          Computer and Other Data Processing Service (0.9%)
          Gtech Holdings Corp., 4.75%, 10/15/10      5,510,000  5,396
                                                               ------
              Total                                             5,396
                                                               ------

          Crude Petroleum and Natural Gas (0.5%)
          Occidental Petroleum, 8.45%, 2/15/29       1,430,000  1,820
          Occidental Petroleum, 10.125%, 9/15/09     1,000,000  1,242
                                                               ------
              Total                                             3,062
                                                               ------

          Electrical Equipment and Supplies (0.7%)
          Cooper Industries, Inc., 5.50%, 11/1/09    4,000,000  4,181
                                                               ------
              Total                                             4,181
                                                               ------

          Fire, Marine and Casualty Insurance (3.0%)
          Berkley (WR) Corp., 5.875%, 2/15/13        2,750,000  2,807
          Berkley (WR) Corp., 9.875%, 5/15/08        2,860,000  3,381
          Berkshire Hathaway, Inc., 4.625%, 10/15/13 6,880,000  6,576
          Progressive Corp., 6.25%, 12/1/32          4,215,000  4,204
          Progressive Corp., 6.375%, 1/15/12         1,415,000  1,525
                                                               ------
              Total                                            18,493
                                                               ------

          Measuring and Controlling Devices (0.4%)
          Rockwell Automation, Inc.,
           6.70%, 1/15/28                            2,280,000  2,432
                                                               ------
              Total                                             2,432
                                                               ------

          Medical and Hospital Equipment (1.0%)
          Astrazeneca PLC, 5.40%, 6/1/14             3,570,000  3,611
          Johnson & Johnson, Inc., 6.95%, 9/1/29     2,200,000  2,520
                                                               ------
              Total                                             6,131
                                                               ------

          Miscellaneous Business Credit Institutions (0.2%)
          Textron Financial Corp., 2.75%, 6/1/06     1,300,000  1,289
                                                               ------
              Total                                             1,289
                                                               ------

          Motors and Generators (0.2%)
          Emerson Electric Co., 4.50%, 5/1/13          655,000    625
          Emerson Electric Co., 5.75%, 11/1/11         796,000    841
                                                               ------
              Total                                             1,466
                                                               ------

Select Bond Portfolio

 Select Bond Portfolio


                                                    Shares/   Value
           Corporate Bonds (32.7%)                   $ Par   $ (000)
           ---------------------------------------------------------

           Office Machines (0.4%)
           Pitney Bowes Credit Corp.,
            5.75%, 8/15/08                         2,250,000  2,389
                                                             ------
               Total                                          2,389
                                                             ------

           Oil and Gas Extraction (0.7%)
           ChevronTexaco Corp., 6.625%, 10/1/04    4,500,000  4,553
                                                             ------
               Total                                          4,553
                                                             ------

           Pharmaceutical Preparations (5.2%)
           Abbott Laboratories, 3.75%, 3/15/11     2,480,000  2,352
           GlaxoSmithKline Capital, Inc.,
            4.375%, 4/15/14                        7,770,000  7,267
           Johnson & Johnson, Inc., 3.80%, 5/15/13 2,900,000  2,663
           Johnson & Johnson, Inc., 4.95%, 5/15/33 3,300,000  2,892
           Johnson & Johnson, Inc., 6.625%, 9/1/09 2,750,000  3,065
           Merck & Co., Inc., 6.40%, 3/1/28        1,100,000  1,162
           Merck & Co., Inc. 5.95%, 12/1/28        4,841,000  4,848
           Pfizer, Inc., 5.625%, 2/1/06            1,875,000  1,957
           Pfizer, Inc., 5.625%, 4/15/09           1,100,000  1,161
           Pfizer, Inc., 4.50% 2/15/14             5,300,000  5,073
                                                             ------
               Total                                         32,440
                                                             ------

           Radio, TV Electronic Stores (1.2%)
           RadioShack Corp., 6.95%, 9/1/07         1,500,000  1,633
           RadioShack Corp., 7.375%, 5/15/11       4,885,000  5,512
                                                             ------
               Total                                          7,145
                                                             ------

           Real Estate Investment Trusts (0.8%)
           ERP Operating LP, 4.75%, 6/15/09        1,250,000  1,251
           First Industrial LP, 5.25%, 6/15/09     1,275,000  1,284
           Vornado Realty Trust, 4.75%, 12/1/10    2,520,000  2,443
                                                             ------
               Total                                          4,978
                                                             ------

           Retail-Retail Stores (2.7%)
           Fortune Brands, Inc., 4.875%, 12/1/13   1,370,000  1,338
           LB Mortgage Trust, Series 1991-2,
            Class A3, 8.39%, 1/20/17               6,018,006  6,705
           Limited Brands, Inc., 6.125%, 12/1/12   1,040,000  1,090
           Limited Brands, Inc., 6.95%, 3/1/33     4,526,000  4,740
           VF Corp., 6.00%, 10/15/33               2,850,000  2,721
                                                             ------
               Total                                         16,594
                                                             ------

           Savings Institutions Except Federal (0.4%)
           U.S. Central Credit Union,
            2.75%, 5/30/08                         2,600,000  2,483
                                                             ------
               Total                                          2,483
                                                             ------

           Security Brokers and Dealers (0.7%)
           Goldman Sachs Group, Inc.,
            5.15%, 1/15/14                         4,500,000  4,321
                                                             ------
               Total                                          4,321
                                                             ------

           Steel Wire and Related Products (0.6%)
           Hubbell, Inc., 6.375%, 5/15/12          3,200,000  3,384
                                                             ------
               Total                                          3,384
                                                             ------

                                                   Shares/    Value
            Corporate Bonds (32.7%)                 $ Par    $ (000)
            --------------------------------------------------------

            Toilet Preparations (1.3%)
            Estee Lauder, Inc., 5.75%, 10/15/33    5,400,000   5,136
            The Gillette Co., 2.50%, 6/1/08        3,300,000   3,141
                                                             -------
                Total                                          8,277
                                                             -------

            Wines and Distilled Beverages (0.3%)
            Brown Forman Corp., 3.00%, 3/15/08     1,750,000   1,691
                                                             -------
                Total                                          1,691
                                                             -------

                Total Corporate Bonds
                 (Cost: $203,870)                            200,724
                                                             -------

            Government (Domestic and Foreign)
            and Agency Bonds (41.1%)
            --------------------------------------------------------

            Federal Government & Agencies (41.1%)
            Aid-Israel, 0.00%, 11/1/24             8,900,000   2,685
            Aid-Israel, 5.50%, 3/18/33             3,700,000   3,608
            Federal Home Loan Bank, 5.54%, 1/8/09  3,700,000   3,928
            Federal Home Loan Mortgage Corp.,
             7.50%, 10/1/27                          723,197     781
            Housing & Urban Development,
             6.08%, 8/1/13                         4,000,000   4,283
            Housing & Urban Development,
             6.17%, 8/1/14                         3,000,000   3,201
            Quebec Province, 4.875%, 5/5/14        3,580,000   3,484
            Rural Housing Trust 1987-1, Series 1,
             Class D, 6.33%, 4/1/26                  316,681     317
            State of Israel, 7.25%, 12/15/28       3,465,000   3,665
            US Treasury, 1.125%, 6/30/05           1,225,000   1,214
            US Treasury, 1.625%, 3/31/05           2,830,000   2,824
            US Treasury, 1.625%, 4/30/05           1,770,000   1,765
            US Treasury, 1.625%, 9/30/05           2,135,000   2,119
            US Treasury, 1.75%, 12/31/04           2,000,000   2,001
            US Treasury, 2.00%, 5/15/06            1,850,000   1,828
            (f)US Treasury, 2.25%, 2/15/07         5,100,000   5,001
            (f)US Treasury, 2.375%, 8/15/06        2,225,000   2,206
            US Treasury, 2.625%, 5/15/08           9,495,000   9,197
            (f)US Treasury, 3.00%, 11/15/07       14,510,000  14,373
            (f)US Treasury, 3.00%, 2/15/08        38,530,000  37,999
            US Treasury, 3.00%, 2/15/09              595,000     577
            US Treasury, 3.125%, 9/15/08           1,085,000   1,065
            US Treasury, 3.25%, 8/15/07            6,060,000   6,065
            US Treasury, 3.375%, 11/15/08          1,915,000   1,894
            US Treasury, 4.75%, 5/15/14              630,000     637
            US Treasury, 5.00%, 8/15/11            1,000,000   1,044
            (f)US Treasury, 5.375%, 2/15/31        9,570,000   9,652
            US Treasury, 6.50%, 5/15/05           50,470,000  52,402
            US Treasury, 6.50%, 10/15/06          25,000,000  26,987
            US Treasury Inflation Index Bond,
             3.375%, 1/15/07                       4,843,211   5,188
            US Treasury Inflation Index Bond,
             3.625%, 1/15/08                      27,692,966  30,264
            US Treasury Inflation Index Bond,
             3.875%, 4/15/29                       4,974,138   6,343
            US Treasury Stripped, 0.00%, 5/15/30  19,420,000   4,629
                                                             -------

                Total Government (Domestic
                 and Foreign) Bonds
                 (Cost: $251,713)                            253,226
                                                             -------

                                                          Select Bond Portfolio

 Select Bond Portfolio


          Mortgage-Backed and Asset Backed           Shares/    Value
          Securities (21.1%)                          $ Par    $ (000)
          ------------------------------------------------------------

          Asset-Backed Securities (CMO'S) (0.3%)
          The Equitable Life Assurance Society,
           Series 174, Class C1, 7.52%, 5/15/06
           144A                                      2,000,000  2,137
                                                               ------
              Total                                             2,137
                                                               ------

          Boat Dealers (0.0%)
          Nationscredit Grantor Trust, Series
           1997-2, Class A1, 6.35%, 4/15/14            221,829    227
                                                               ------
              Total                                               227
                                                               ------

          Commercial Mortgages (5.5%)
          Asset Securitization Corp., Series 1997-
           D5, Class PS1, 1.62%, 2/14/43 IO         10,554,912    534
          Chase Commercial Mortgage
           Securities Corp., Series 1997-1,
           Class B, 7.37%, 4/19/07                   1,000,000  1,090
          Chase Commercial Mortgage
           Securities Corp., Series 1997-2,
           Class A2, 6.60%,                          4,608,181  4,879
          Chase Commercial Mortgage
           Securities Corp., Series 1997-2,
           Class B, 6.60%, 11/19/07                  2,000,000  2,150
          Commercial Mortgage Acceptance
           Corp., Series 1997-ML1, Class B,
           6.64%, 12/15/30                           2,000,000  2,157
          Credit Suisse First Boston Mortgage
           Securities Corp., Series 1997-C1,
           Class A2, 7.26%, 6/20/29 144A             1,266,065  1,366
          Credit Suisse First Boston Mortgage
           Securities Corp., Series 1997-C1,
           Class B, 7.28%, 6/20/29 144A              1,500,000  1,633
          Criimi Mae Commercial Mortgage
           Trust, Series 1998-C1, Class A1,
           7.00%, 11/2/06                            2,844,391  2,952
          Criimi Mae Commercial Mortgage
           Trust, Series 1998-C1, Class B,
           7.00%, 11/2/11 144A                       4,000,000  4,128
          DLJ Commercial Mortgage Corp.,
           Series 1998-CF1, Class S,
           0.70%, 1/15/18 IO                       108,911,280  3,169
          DLJ Mortgage Acceptance Corp.,
           Series 1997-CF2, Class S,
           0.35%, 10/15/30 IO 144A                  80,432,259  1,474
          Midland Realty Acceptance Corp.,
           Series 1996-C2, Class AEC,
           1.35%, 1/25/29 IO                         8,843,898    336
          Mortgage Capital Funding, Inc., Series
           1997-MC1, Class A3, 7.29%, 3/20/27        3,187,440  3,288
          Nomura Asset Securities Corp., Series
           1998-D6, Class A2, 6.99%, 3/15/30         2,800,000  3,155
          RMF Commercial Mortgage Pass-
           Through, Series 1997-1, Class F,
           7.47%, 1/15/19                            1,800,000  1,010
                                                               ------
              Total                                            33,321
                                                               ------

         Mortgage-Backed and Asset Backed             Shares/   Value
         Securities (21.1%)                            $ Par   $ (000)
         -------------------------------------------------------------

         Credit Card Asset Backed (0.0%)
         (d)Heilig-Meyers Master Trust, Series 1998-
          1A, Class A, 6.125%, 1/20/07 144A          1,102,667      1
                                                                -----
             Total                                                  1
                                                                -----

         Federal Government & Agencies (15.0%)
         Federal National Mortgage Association,
          5.97%, 10/1/08                             3,563,370  3,789
         Federal National Mortgage Association,
          6.22%, 2/1/06                              1,765,364  1,830
         Federal National Mortgage Association,
          6.265%, 10/1/08                            2,781,934  2,979
         Federal National Mortgage Association,
          6.36%, 4/1/08                              3,454,219  3,695
         Federal National Mortgage Association,
          6.39%, 4/1/08                              1,307,945  1,400
         Federal National Mortgage Association,
          6.75%, 4/25/18                             1,816,059  1,920
         Federal National Mortgage Association,
          6.75%, 12/25/23                            1,151,747  1,174
         Federal National Mortgage Association,
          7.36%, 4/1/11                              2,832,183  3,193
         Federal National Mortgage Association,
          11.00%, 12/1/12                               13,289     15
         Federal National Mortgage Association,
          11.00%, 9/1/17                                68,187     76
         Federal National Mortgage Association,
          11.00%, 12/1/17                               22,065     25
         Federal National Mortgage Association,
          11.00%, 2/1/18                                38,240     43
         Federal National Mortgage Association,
          11.50%, 4/1/18                                28,685     32
         Federal National Mortgage Association,
          12.00%, 9/1/12                               149,994    169
         Federal National Mortgage Association,
          12.00%, 12/1/12                               45,431     52
         Federal National Mortgage Association,
          12.00%, 9/1/17                                28,232     32
         Federal National Mortgage Association,
          12.00%, 10/1/17                               29,915     34
         Federal National Mortgage Association,
          12.00%, 12/1/17                               14,916     17
         Federal National Mortgage Association,
          12.00%, 2/1/18                                45,556     52
         Federal National Mortgage Association,
          12.25%, 1/1/18                                38,279     44
         Federal National Mortgage Association,
          12.50%, 4/1/18                                 7,610      9
         Federal National Mortgage Association,
          13.00%, 11/1/12                               27,226     31
         Federal National Mortgage Association,
          13.00%, 11/1/17                               21,754     25
         Federal National Mortgage Association,
          13.00%, 12/1/17                                7,275      8
         Federal National Mortgage Association,
          13.00%, 2/1/18                                47,669     55
         Federal National Mortgage Association,
          14.00%, 12/1/17                               16,368     19

Select Bond Portfolio

 Select Bond Portfolio


               Mortgage-Backed and Asset Backed  Shares/   Value
               Securities (21.1%)                 $ Par   $ (000)
               --------------------------------------------------

               Federal Government & Agencies continued
                Government National Mortgage
                 Association, 5.50%, 10/15/31     109,886    110
                Government National Mortgage
                 Association, 5.50%, 11/15/31      21,206     21
                Government National Mortgage
                 Association, 5.50%, 12/15/31     581,885    583
                Government National Mortgage
                 Association, 5.50%, 1/15/32      731,803    732
                Government National Mortgage
                 Association, 5.50%, 2/15/32      316,995    317
                Government National Mortgage
                 Association, 5.50%, 3/15/32      408,334    409
                Government National Mortgage
                 Association, 5.50%, 4/15/32       31,480     32
                Government National Mortgage
                 Association, 5.50%, 7/15/32       50,771     51
                Government National Mortgage
                 Association, 5.50%, 9/15/32    9,264,658  9,276
                Government National Mortgage
                 Association, 7.00%, 5/15/23       46,733     50
                Government National Mortgage
                 Association, 7.50%, 4/15/22       24,515     27
                Government National Mortgage
                 Association, 7.50%, 10/15/23      88,846     96
                Government National Mortgage
                 Association, 7.50%, 11/15/25       1,448      2
                Government National Mortgage
                 Association, 7.50%, 5/15/26        2,551      3
                Government National Mortgage
                 Association, 7.50%, 1/15/27       14,800     16
                Government National Mortgage
                 Association, 7.50%, 2/15/27       37,374     40
                Government National Mortgage
                 Association, 7.50%, 3/15/27       10,142     11
                Government National Mortgage
                 Association, 7.50%, 4/15/27        8,439      9
                Government National Mortgage
                 Association, 7.50%, 8/15/27        1,174      1
                Government National Mortgage
                 Association, 7.50%, 6/15/28       57,186     62
                Government National Mortgage
                 Association, 8.00%, 1/15/26       36,951     41
                Government National Mortgage
                 Association, 8.00%, 2/15/26       74,896     82
                Government National Mortgage
                 Association, 8.00%, 8/15/26       93,584    103
                Government National Mortgage
                 Association, 8.00%, 9/15/26       37,844     42
                Government National Mortgage
                 Association, 8.00%, 12/15/26      11,542     13
                Government National Mortgage
                 Association, 8.00%, 1/15/27       33,782     37
                Government National Mortgage
                 Association, 8.00%, 3/15/27       59,475     65
                Government National Mortgage
                 Association, 8.00%, 4/15/27      219,782    241

           Mortgage-Backed and Asset Backed        Shares/    Value
           Securities (21.1%)                       $ Par    $ (000)
           ---------------------------------------------------------

           Federal Government & Agencies continued
           Government National Mortgage
            Association, 8.00%, 6/15/27               49,293      54
           Government National Mortgage
            Association, 8.00%, 7/15/27               24,488      27
           Government National Mortgage
            Association, 8.00%, 8/15/27               30,240      33
           Government National Mortgage
            Association, 8.00%, 9/15/27               20,987      23
           Government National Mortgage
            Association, 8.50%, 3/15/23                  385       0
           Government National Mortgage
            Association, 8.50%, 6/15/24               18,334      20
           Government National Mortgage
            Association, 8.50%, 7/15/24               24,970      28
           Government National Mortgage
            Association, 8.50%, 11/15/24              66,388      74
           Government National Mortgage
            Association, 8.50%, 2/15/25               15,542      17
           Government National Mortgage
            Association, 11.00%, 1/15/18           1,069,114   1,203
           Government National Mortgage
            Association, TBA, 4.50%, 7/1/34       60,841,455  57,154
                                                             -------
               Total                                          91,823
                                                             -------

           Franchise Loan Receivables (0.1%)
           Enterprise Mortgage Acceptance Co.,
            Series 1998-1, Class IO,
            1.37%, 1/15/23 IO 144A                23,038,824     909
                                                             -------
               Total                                             909
                                                             -------

           Mobil Home Dealers (0.1%)
           Mid-State Trust, Series 6, Class A3,
            7.54%, 7/1/35                            629,285     629
                                                             -------
               Total                                             629
                                                             -------

           Residential Mortgages (0.1%)
           Blackrock Capital Finance L.P., Series
            1997-R1, Class B3, 7.75%, 3/25/37
            144A                                   2,147,994     193
           Blackrock Capital Finance L.P., Series
            1997-R3, Class B3, 7.25%, 11/25/28
            144A                                   2,458,312     123
                                                             -------
               Total                                             316
                                                             -------

               Total Mortgage-Backed and
                Asset Backed Securities
                (Cost: $132,028)                             129,363
                                                             -------

                                                          Select Bond Portfolio

 Select Bond Portfolio


                                                      Shares/   Value
         Money Market Investments (22.0%)              $ Par   $ (000)
         -------------------------------------------------------------

         Agricultural Services (0.6%)
         (b)Cargill, Inc., 1.44%, 7/1/04             3,450,000  3,450
                                                               ------
             Total                                              3,450
                                                               ------

         Asset-Backed Securities (CMO'S) (0.8%)
         (b)Fcar Owner Trust I, 1.08%, 7/6/04        5,000,000  4,999
                                                               ------
             Total                                              4,999
                                                               ------

         Auto Related (0.8%)
         (b)Toyota Motor Credit Corp,
          1.30%, 8/13/04                             5,000,000  4,992
                                                               ------
             Total                                              4,992
                                                               ------

         Automotive Services (0.8%)
         (b)Daimler Chrysler Auto, 1.32%, 7/29/04    5,000,000  4,995
                                                               ------
             Total                                              4,995
                                                               ------

         Beverages, Malt Beverages (1.6%)
         (b)Anheuser Busch Companies,
          1.27%, 8/4/04                              5,000,000  4,994
         (b)Coca-Cola Co., 1.08%, 7/8/04             5,000,000  4,999
                                                               ------
             Total                                              9,993
                                                               ------

         Electrical Equipment and Supplies (0.8%)
         (b)General Electric Capital, 1.10%, 7/12/04 5,000,000  4,998
                                                               ------
             Total                                              4,998
                                                               ------

         Federal Government & Agencies (1.1%)
         (b)Federal Home Loan Bank,
          1.07%, 7/16/04                             1,600,000  1,599
         (b)Federal National Mortgage Association,
          1.24%, 8/25/04                             5,000,000  4,991
                                                               ------
             Total                                              6,590
                                                               ------

         Finance Services (5.8%)
         (b)Citigroup Global Markets, 1.30%, 7/9/04  5,000,000  4,999
         (b)The Goldman Sachs Group,
          1.30%, 8/13/04                             5,000,000  4,992
         (b)Merrill Lynch, 1.45%, 7/1/04             5,000,000  5,000
         (b)Receivable capital trust, 1.09%, 7/12/04 5,000,000  4,998
         (b)Sheffield Receivables, 1.05%, 7/2/04     5,000,000  4,999
         (b)Thunder Bay Funding, Inc,
          1.23%, 7/19/04                             5,000,000  4,997
         (b)Windmill Funding Corp., 1.14%, 7/22/04   5,000,000  4,997
                                                               ------
             Total                                             34,982
                                                               ------

                                                    Shares/    Value
         Money Market Investments (22.0%)            $ Par    $ (000)
         -------------------------------------------------------------

         Miscellaneous Business Credit Institutions (2.4%)
         (b)BMW US Capital Corp,
          1.26%, 7/29/04                           5,000,000    4,995
         (b)Caterpillar Financial, 1.25%, 7/12/04  5,000,000    4,998
         (b)National Rural Utility, 1.24%, 7/27/04 5,000,000    4,996
                                                             --------
             Total                                             14,989
                                                             --------

         Personal Credit Institutions (1.6%)
         (b)CXC Incorporated, 1.18%, 8/3/04        5,000,000    4,995
         (b)Delaware Funding, 1.20%, 8/3/04        5,000,000    4,994
                                                             --------
             Total                                              9,989
                                                             --------

         Petroleum Refining (0.8%)
         (b)Du Pont (e. i.) De Nemours Co., 1.24%,
          8/12/04                                  5,000,000    4,993
                                                             --------
             Total                                              4,993
                                                             --------

         Pharmaceutical Preparations (0.8%)
         (b)Pfizer, Inc., 1.23%, 8/6/04            5,000,000    4,994
                                                             --------
             Total                                              4,994
                                                             --------

         Security Brokers and Dealers (0.8%)
         (b)Morgan Stanley Dean Witter,
          1.25%, 7/26/04                           5,000,000    4,996
                                                             --------
             Total                                              4,996
                                                             --------

         Short Term Business Credit (3.3%)
         (b)American General, 1.11%, 7/16/04       5,000,000    4,998
         (b)New Center Asset Trust,
          1.22%, 7/22/04                           5,000,000    4,996
         (b)Old Line Funding Corp.,
          1.16%, 7/20/04                           5,000,000    4,997
         (b)UBS Finance Delaware LLC,
          1.09%, 7/15/04                           5,000,000    4,998
                                                             --------
             Total                                             19,989
                                                             --------

             Total Money Market Investments
              (Cost: $134,949)                                134,949
                                                             --------

             Total Investments (117.3%)
              (Cost $725,337)(a)                              720,896
                                                             --------

             Other Assets, Less Liabilities (-17.3%)         (106,373)
                                                             --------

             Total Net Assets (100.0%)                        614,523
                                                             --------

Select Bond Portfolio

 Select Bond Portfolio



 144A after the name of a security represents a security exempt from registration under Rule 144A of the securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the value of these securities was $23,705, respresenting 3.86% of net assets.

 IO -- Interest Only Security
 RB -- Revenue Bond

(a)At June 30, 2004 the aggregate cost of securities for federal tax purposes was $725,337 and the net unrealized depreciation of investments based on that cost was $4,441 which is comprised of $14,007 aggregate gross unrealized appreciations and $18,448 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

                                                        Unrealized
                                                       Appreciation/
                                  Number of Expiration Depreciation
            Issuer (000's)        Contracts    Date       (000's)
            --------------------------------------------------------
            US Long Bond (CBT)
             Commodity Futures       640       9/04        $480
            (Total Notional Value
             at June 30, 2004
             $67,600)

(d)Defaulted Security

(f)All or a portion of the securities have been segregated as collateral for securities loaned by the portfolio.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                                          Select Bond Portfolio

 Money Market Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
June 30, 2004 (unaudited)

                                                     Shares/   Value
           Money Market Investments (98.8%)           $ Par   $ (000)
           ----------------------------------------------------------

           Agricultural Services (2.5%)
           Cargill, Inc., 1.08%, 07/19/2004         9,000,000  8,995
                                                              ------
               Total                                           8,995
                                                              ------

           Autos (12.7%)
           Fcar Owner trust I, 1.10%, 7/2/04        9,000,000  8,999
           Fcar Owner trust I, 1.08%, 7/15/04       5,892,000  5,890
           New Center Asset Trust, 1.29%, 8/10/04   8,500,000  8,488
           New Center Asset Trust, 1.22%, 8/16/04   9,000,000  8,986
           Toyota Motor Credit Corp.,
            1.08%, 7/12/04                          9,000,000  8,997
           Toyota Motor Credit Corp.,
            1.48%, 9/22/04                          5,000,000  4,983
                                                              ------
               Total                                          46,343
                                                              ------

           Banks (9.6%)
           Bank of America Corp., 1.07%, 7/15/04    9,000,000  8,997
           Bank of America Corp., 7.875%, 5/16/05   2,200,000  2,311
           Citigroup, Inc., 1.39%, 2/14/05          4,500,000  4,508
           HBOS Treasury Services PLC,
            1.52%, 3/14/05                          3,500,000  3,503
           Royal Bank of Canada New York,
            1.015%, 1/24/05                         4,500,000  4,499
           UBS Finance Delaware LLC,
            1.055%, 7/1/04                          5,900,000  5,900
           Wells Fargo Bank, 1.13%, 7/13/04         5,330,000  5,330
                                                              ------
               Total                                          35,048
                                                              ------

           Federal Government & Agencies (7.8%)
           Federal Home Loan Bank,
            7.125%, 2/15/05                         3,500,000  3,622
           Federal Home Loan Bank,
            1.45%, 03/11/05                         6,000,000  6,000
           Federal Home Loan Bank,
            1.58%, 5/20/05                          7,450,000  7,448
           Federal National Mortgage Association,
            1.045%, 7/7/04                          7,000,000  6,999
           Federal National Mortgage Association,
            0.00%, 8/2/04                           4,300,000  4,296
                                                              ------
               Total                                          28,365
                                                              ------

           Finance Lessors (16.1%)
           Delaware Funding, 1.07%, 7/6/04          5,000,000  4,999
           Delaware Funding, 1.24%, 7/20/04         5,178,000  5,175
           Delaware Funding, 1.20%, 8/3/04          5,760,000  5,754
           Receivable Capital Trust, 1.09%, 7/12/04 9,009,000  9,005
           Thunder Bay Funding, Inc,
            1.09%, 7/12/04                          8,500,000  8,497
           Thunder Bay Funding, inc,
            1.18%, 7/21/04                          8,270,000  8,265
           Windmill Funding Corp., 1.08%, 7/12/04   8,500,000  8,497
           Windmill Funding Corp., 1.22%, 8/11/04   8,000,000  7,989
                                                              ------
               Total                                          58,181
                                                              ------

                                                     Shares/   Value
           Money Market Investments (98.8%)           $ Par   $ (000)
           ----------------------------------------------------------

           Finance Services (4.8%)
           Preferred Receivable Funding,
            1.20%, 7/15/04                          9,000,000  8,996
           Preferred Receivable Funding,
            1.36%, 8/20/04                          8,500,000  8,484
                                                              ------
               Total                                          17,480
                                                              ------

           Flavoring Extracts and Syrups (1.6%)
           Coca-Cola Co., 1.08%, 7/19/04            6,000,000  5,997
                                                              ------
               Total                                           5,997
                                                              ------

           Miscellaneous Business Credit Institutions (9.4%)
           BP Capital Markets PLC, 4.00%, 4/29/05   3,500,000  3,564
           Catepillar Financial Svc, 1.18%, 8/10/04 6,000,000  5,992
           Catepillar Financial Svc, 1.46%, 6/1/05  4,000,000  4,000
           General Electric, 1.25%, 7/9/07          5,000,000  5,000
           General Electric Capital Corp.,
            7.50%, 5/15/05                          3,500,000  3,672
           Nestle Capital Corp., 1.08%, 8/10/04     9,000,000  8,989
           Newcourt Credit Group, 6.875%, 2/16/05   3,000,000  3,101
                                                              ------
               Total                                          34,318
                                                              ------

           Personal Credit Institutions (11.7%)
           American General, 1.10%, 7/7/04          5,500,000  5,499
           American General, 1.10%, 7/12/04         6,000,000  5,998
           American General, 1.33%, 7/29/04         6,000,000  5,994
           Associates Corp., 1.67%, 6/27/05         5,000,000  5,000
           Associates Corp., 6.10%, 1/15/05         4,000,000  4,102
           Household Finance Corp., 1.22%, 8/6/04   9,000,000  8,989
           Household Finance Corp., 1.45%, 9/7/04   4,500,000  4,488
           USAA Capital Corp., 7.54%, 3/30/05       2,600,000  2,714
                                                              ------
               Total                                          42,784
                                                              ------

           Pharmaceutical Preparations (3.4%)
           Merck & Co. Inc., 4.125%, 1/18/05        3,500,000  3,552
           Pfizer, Inc., 1.23%, 08/06/2004          9,000,000  8,989
                                                              ------
               Total                                          12,541
                                                              ------

           Security Brokers and Dealers (2.5%)
           Citigroup Global Markets,
            6.25%, 1/15/05                          1,500,000  1,540
           Goldman Sachs Group Inc.,
            1.51%,10/26/04                          4,000,000  4,006
           Morgan Stanley Dean Witter,
            7.75%, 6/15/05                          3,500,000  3,683
                                                              ------
               Total                                           9,229
                                                              ------

           Short Term Business Credit (14.4%)
           Cxc Inc., 1.11%, 7/13/04                 8,875,000  8,872
           Cxc Inc., 1.14%, 7/19/04                 9,000,000  8,995
           Old Line Funding Corp., 1.05%, 7/8/04    9,000,000  8,998
           Old Line Funding Corp., 1.3%, 8/10/04    8,000,000  7,988
           Sheffield Receivables, 1.07%, 7/2/04     9,100,000  9,100
           Sheffield Receivables, 1.11%, 7/7/04     8,500,000  8,498
                                                              ------
               Total                                          52,451
                                                              ------

Money Market Portfolio

 Money Market Portfolio


                                                   Shares/   Value
            Money Market Investments (98.8%)        $ Par   $ (000)
            -------------------------------------------------------

            Utilities (2.3%)
            National Rural Utility, 1.29%, 8/6/04 8,270,000   8,259
                                                            -------
                Total                                         8,259
                                                            -------

                Total Money Market Investments
                 (Cost: $359,991)                           359,991
                                                            -------

            Government (Domestic and Foreign) and  Shares/   Value
            Agency Bonds (1.0%)                     $ Par   $ (000)
            -------------------------------------------------------

            Federal Government & Agencies (1.0%)
            Freddie Mac, 1.875%, 1/15/05          3,500,000   3,511
                                                            -------

                Total Government (Domestic and
                 Foreign) and Agency Bonds
                 (Cost: $3,511)                               3,511
                                                            -------

                Total Investments (99.8%)
                 (Cost $363,502)                            363,502
                                                            -------

                Other Assets, Less Liabilities (0.2%)           673
                                                            -------

                Total Net Assets (100.0%)                   364,175
                                                            -------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                                         Money Market Portfolio

 Statement of Assets and Liabilities


Northwestern Mutual Series Fund, Inc.
June 30, 2004
(in thousands)

                                                                                                 Franklin
                                                                                                 Templeton
                                        Small Cap    T. Rowe Price   Aggressive  International International AllianceBernstein
                                       Growth Stock Small Cap Value Growth Stock    Growth        Equity       Mid Cap Value
                                        Portfolio      Portfolio     Portfolio     Portfolio     Portfolio       Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Assets
  Investments, at value (1)...........  $  407,069    $  155,308     $1,235,833   $   80,993    $  835,602      $   55,547
  Cash................................       1,111           135          2,823           14         3,064             100
  Due From Sale of Securities.........          --           207             --        2,077        22,353             203
  Due From Sale of Foreign
   Currency...........................          --            --             --          397        11,021              --
  Futures Variation Margin............          31            --             --           --            --              --
  Dividends and Interest Receivables..          94           191            377          135         2,253              45
                                        ----------    ----------     ----------   ----------    ----------      ----------
   Total Assets.......................     408,305       155,841      1,239,033       83,616       874,293          55,895
                                        ----------    ----------     ----------   ----------    ----------      ----------
Liabilities
  Due on Purchase of Securities and
   Securities Lending Collateral......       1,961           295          4,972          520        17,135             513
  Due on Purchase of Foreign
   Currency...........................          --            --             --          397         8,711              --
  Due to Investment Advisor...........         196           113            559           50           452              40
  Accrued Expenses....................          17            18             14           34            68              12
  Futures Variation Margin............          --            --             --           --            --              --
                                        ----------    ----------     ----------   ----------    ----------      ----------
   Total Liabilities..................       2,174           426          5,545        1,001        26,366             565
                                        ----------    ----------     ----------   ----------    ----------      ----------
   Net Assets.........................  $  406,131    $  155,415     $1,233,488   $   82,615    $  847,927      $   55,330
                                        ==========    ==========     ==========   ==========    ==========      ==========
Represented By:
  Aggregate Paid in Capital (2), (3)..  $  347,392    $  120,331     $1,173,408   $   69,089    $  794,210      $   43,354
  Undistributed Net Investment Income
   (Loss).............................        (652)          453            811          430        13,143             103
  Undistributed Accumulated Net
   Realized Gain (Loss) on
   Investments........................        (513)        2,844       (163,036)      (2,828)     (100,966)          2,498
  Net Unrealized Appreciation
   (Depreciation) of:
   Investment Securities..............      59,864        31,787        222,305       15,924       141,515           9,375
   Futures Contracts..................          40            --             --           --            --              --
   Foreign Currency Transactions......          --            --             --           --            25              --
                                        ----------    ----------     ----------   ----------    ----------      ----------
  Net Assets for Shares
   Outstanding (2)....................  $  406,131    $  155,415     $1,233,488   $   82,615    $  847,927      $   55,330
                                        ==========    ==========     ==========   ==========    ==========      ==========
  Net Asset Value, Offering and
   Redemption Price per Share.........  $     2.11    $     1.41     $     2.90   $     1.15    $     1.45      $     1.39
                                        ==========    ==========     ==========   ==========    ==========      ==========
(1) Investments, at cost..............  $  347,205    $  123,521     $1,013,528   $   65,069    $  694,087      $   46,172
(2) Shares Outstanding................     192,607       110,340        424,800       72,018       586,096          39,714
(3) Shares authorized, $.01 par value.   2,000,000     2,000,000      2,000,000    2,000,000     2,000,000       2,000,000


                                       Index 400
                                         Stock
                                       Portfolio
-------------------------------------------------
Assets
  Investments, at value (1)........... $  384,890
  Cash................................          7
  Due From Sale of Securities.........         --
  Due From Sale of Foreign
   Currency...........................         --
  Futures Variation Margin............        261
  Dividends and Interest Receivables..        294
                                       ----------
   Total Assets.......................    385,452
                                       ----------
Liabilities
  Due on Purchase of Securities and
   Securities Lending Collateral......         --
  Due on Purchase of Foreign
   Currency...........................         --
  Due to Investment Advisor...........         84
  Accrued Expenses....................         16
  Futures Variation Margin............         --
                                       ----------
   Total Liabilities..................        100
                                       ----------
   Net Assets......................... $  385,352
                                       ==========
Represented By:
  Aggregate Paid in Capital (2), (3).. $  322,806
  Undistributed Net Investment Income
   (Loss).............................      1,581
  Undistributed Accumulated Net
   Realized Gain (Loss) on
   Investments........................      3,406
  Net Unrealized Appreciation
   (Depreciation) of:
   Investment Securities..............     56,872
   Futures Contracts..................        687
   Foreign Currency Transactions......         --
                                       ----------
  Net Assets for Shares
   Outstanding (2).................... $  385,352
                                       ==========
  Net Asset Value, Offering and
   Redemption Price per Share......... $     1.33
                                       ==========
(1) Investments, at cost.............. $  328,018
(2) Shares Outstanding................    289,031
(3) Shares authorized, $.01 par value.  2,000,000

   The Accompanying Notes are an Integral Part of the Financial Statements.
                       (Prepared from Unaudited Figures)

Statement of Assets and Liabilities

                                      Capital    T. Rowe
   Janus                             Guardian     Price
  Capital      Growth    Large Cap   Domestic    Equity    Index 500    Asset               High Yield                Money
Appreciation    Stock    Core Stock   Equity     Income      Stock    Allocation Balanced      Bond     Select Bond  Market
 Portfolio    Portfolio  Portfolio   Portfolio  Portfolio  Portfolio  Portfolio  Portfolio  Portfolio    Portfolio  Portfolio
------------------------------------------------------------------------------------------------------------------------------
 $   44,404  $  665,305  $  448,699  $  165,907 $   65,826 $1,793,961 $  167,970 $3,177,895 $  204,101  $  720,896  $  363,502
         94          --         133          98         99         --         --     30,375         83          --           3
         --       4,308       2,964          15        197     12,810      1,320     29,791      3,774      17,814          --
         --          --          --          --         --         --        123         --         --          --          --
         --          22          16          --         --        112         86      2,248         --         600          --
         13         590         489         311        123      2,274        825     14,453      3,376       5,924         670
 ----------  ----------  ----------  ---------- ---------- ---------- ---------- ---------- ----------  ----------  ----------
     44,511     670,225     452,301     166,331     66,245  1,809,157    170,324  3,254,762    211,334     745,234     364,175
 ----------  ----------  ----------  ---------- ---------- ---------- ---------- ---------- ----------  ----------  ----------

         --       5,990       2,868         217        527      4,617      4,488    365,538      8,076     130,548          --

         --          --          --          --         --         --         --         --         --          --          --
         31         249         172          88         37        319         81        768         85         163          --
         11          16          16          10         13         20         21         --         20          --          --
         --          --          --          --         --         --         --         --         --          --          --
 ----------  ----------  ----------  ---------- ---------- ---------- ---------- ---------- ----------  ----------  ----------
         42       6,255       3,056         315        577      4,956      4,590    366,306      8,181     130,711          --
 ----------  ----------  ----------  ---------- ---------- ---------- ---------- ---------- ----------  ----------  ----------
 $   44,469  $  663,970  $  449,245  $  166,016 $   65,668 $1,804,201 $  165,734 $2,888,456 $  203,153  $  614,523  $  364,175
 ==========  ==========  ==========  ========== ========== ========== ========== ========== ==========  ==========  ==========
 $   36,860  $  672,644  $  570,665  $  144,311 $   56,492 $1,380,826 $  151,611 $2,272,442 $  264,069  $  616,339  $  364,175

        (22)      2,163       2,331       1,211        418     12,719      1,315     34,422      7,427      11,802          --

       (126)    (75,413)   (167,353)        255        841     12,187        861      2,380    (71,030)     (9,657)         --

      7,757      64,545      43,580      20,239      7,917    398,300     11,848    576,650      2,687      (4,441)         --
         --          31          22          --         --        169         98      2,562         --         480          --
         --          --          --          --         --         --          1         --         --          --          --
 ----------  ----------  ----------  ---------- ---------- ---------- ---------- ---------- ----------  ----------  ----------

 $   44,469  $  663,970  $  449,245  $  166,016 $   65,668 $1,804,201 $  165,734 $2,888,456 $  203,153  $  614,523  $  364,175
 ==========  ==========  ==========  ========== ========== ========== ========== ========== ==========  ==========  ==========

 $     1.26  $     1.88  $     1.07  $     1.05 $     1.27 $     2.75 $     1.04 $     1.77 $     0.69  $     1.17  $     1.00
 ==========  ==========  ==========  ========== ========== ========== ========== ========== ==========  ==========  ==========
 $   36,647  $  600,760  $  405,119  $  145,668 $   57,909 $1,395,661 $  156,122 $2,601,245 $  201,414  $  725,337  $  363,502
     35,265     353,153     418,950     157,564     51,706    656,677    159,554  1,634,532    293,776     523,534     364,188
  2,000,000   2,000,000   2,000,000   2,000,000  2,000,000  2,000,000  2,000,000  3,000,000  2,000,000   1,000,000   2,000,000


                                            Statement of Assets and Liabilities

 Statement of Operations


Northwestern Mutual Series Fund, Inc.
For the Six Months Ended June 30, 2004
(in thousands)

                                                                                                  Franklin
                                                                                                  Templeton
                                         Small Cap    T. Rowe Price   Aggressive  International International AllianceBernstein
                                        Growth Stock Small Cap Value Growth Stock    Growth        Equity       Mid Cap Value
                                         Portfolio      Portfolio     Portfolio     Portfolio     Portfolio       Portfolio
--------------------------------------------------------------------------------------------------------------------------------
Investment Income
  Income
   Interest............................   $    87        $    30       $   153       $   17        $   202         $   15
   Dividends (1).......................       349          1,031         3,770          856         16,134            308
                                          -------        -------       -------       ------        -------         ------
      Total Income.....................       436          1,061         3,923          873         16,336            323
                                          -------        -------       -------       ------        -------         ------
  Expenses
   Management Fees.....................     1,067            580         3,097          281          2,720            207
   Custodian Fees......................        12             16             7           92            254              5
   Audit Fees..........................         9              8             9            9             12              6
   Other Expenses......................         1              1             1            1              1              1
                                          -------        -------       -------       ------        -------         ------
      Total Expenses...................     1,089            605         3,114          383          2,987            219
                                          -------        -------       -------       ------        -------         ------
    Less Waived Fees:
      Paid by Affiliate................        --             --            --           --             --             --
      Paid Indirectly..................        (1)            --            (2)          --             --             --
                                          -------        -------       -------       ------        -------         ------
      Total Net Expenses...............     1,088            605         3,112          383          2,987            219
                                          -------        -------       -------       ------        -------         ------
   Net Investment Income (Loss)........      (652)           456           811          490         13,349            104
Realized and Unrealized Gain (Loss) on
 Investments and Foreign Currencies
  Net Realized Gain (Loss) on:
   Investment Securities...............    26,998          2,939        53,508        2,686         21,591          2,498
   Futures Contracts...................       144             --          (697)          --             --             --
   Foreign Currency Transactions.......        --             --            --            4           (218)            --
                                          -------        -------       -------       ------        -------         ------
      Net Realized Gain (Loss) on
       Investments and Foreign
       Currencies......................    27,142          2,939        52,811        2,690         21,373          2,498
                                          -------        -------       -------       ------        -------         ------
  Net Unrealized Appreciation
   (Depreciation) of:
   Investment Securities...............     6,190         11,314        24,201          343            107            352
   Futures Contracts...................       119             --            --           --             --             --
   Foreign Currency Transactions.......        --             --            --           (4)           (82)            --
                                          -------        -------       -------       ------        -------         ------
      Net Change in Unrealized
       Appreciation (Depreciation)
       of Investments..................     6,309         11,314        24,201          339             25            352
                                          -------        -------       -------       ------        -------         ------
  Net Gain (Loss) on Investments.......    33,451         14,253        77,012        3,029         21,398          2,850
                                          -------        -------       -------       ------        -------         ------
Net Increase (Decrease) in Net Assets
 Resulting from Operations.............   $32,799        $14,709       $77,823       $3,519        $34,747         $2,954
                                          =======        =======       =======       ======        =======         ======
  (1) Less Foreign Dividend Tax........   $    --        $    --       $     4       $   33        $   612         $    1


                                        Index 400
                                          Stock
                                        Portfolio
-------------------------------------------------
Investment Income
  Income
   Interest............................  $   129
   Dividends (1).......................    2,039
                                         -------
      Total Income.....................    2,168
                                         -------
  Expenses
   Management Fees.....................      455
   Custodian Fees......................       15
   Audit Fees..........................        9
   Other Expenses......................        1
                                         -------
      Total Expenses...................      480
                                         -------
    Less Waived Fees:
      Paid by Affiliate................       --
      Paid Indirectly..................       --
                                         -------
      Total Net Expenses...............      480
                                         -------
   Net Investment Income (Loss)........    1,688
Realized and Unrealized Gain (Loss) on
 Investments and Foreign Currencies
  Net Realized Gain (Loss) on:
   Investment Securities...............    5,663
   Futures Contracts...................    1,008
   Foreign Currency Transactions.......       --
                                         -------
      Net Realized Gain (Loss) on
       Investments and Foreign
       Currencies......................    6,671
                                         -------
  Net Unrealized Appreciation
   (Depreciation) of:
   Investment Securities...............   12,185
   Futures Contracts...................      250
   Foreign Currency Transactions.......       --
                                         -------
      Net Change in Unrealized
       Appreciation (Depreciation)
       of Investments..................   12,435
                                         -------
  Net Gain (Loss) on Investments.......   19,106
                                         -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations.............  $20,794
                                         =======
  (1) Less Foreign Dividend Tax........  $    --

   The Accompanying Notes are an Integral Part of the Financial Statements.
                       (Prepared from Unaudited Figures)

Statement of Operations

                                   Capital   T. Rowe
   Janus                          Guardian    Price
  Capital     Growth   Large Cap  Domestic   Equity   Index 500   Asset              High Yield               Money
Appreciation   Stock   Core Stock  Equity    Income     Stock   Allocation Balanced     Bond    Select Bond  Market
 Portfolio   Portfolio Portfolio  Portfolio Portfolio Portfolio Portfolio  Portfolio Portfolio   Portfolio  Portfolio
---------------------------------------------------------------------------------------------------------------------
   $   20    $    124   $   136    $   52    $   22    $   186    $1,309   $ 28,895   $ 7,941    $ 13,036    $2,073
      130       3,462     3,179     1,634       594     14,399       510     10,803        69          --        --
   ------    --------   -------    ------    ------    -------    ------   --------   -------    --------    ------
      150       3,586     3,315     1,686       616     14,585     1,819     39,698     8,010      13,036     2,073
   ------    --------   -------    ------    ------    -------    ------   --------   -------    --------    ------
      160       1,402       966       462       183      1,778       423      4,331       478         923       555
        5          11         8         6         8         19        45         --        13          --        --
        6           9         9         6         6          9         8         --        11          --        --
        1           1         1         1         1          1         2         --         1          --        --
   ------    --------   -------    ------    ------    -------    ------   --------   -------    --------    ------
      172       1,423       984       475       198      1,807       478      4,331       503         923       555
   ------    --------   -------    ------    ------    -------    ------   --------   -------    --------    ------
       --          --        --        --        --         --        --         --        --          --      (555)
       --          --        --        --        --         --        --         --        --          --        --
   ------    --------   -------    ------    ------    -------    ------   --------   -------    --------    ------
      172       1,423       984       475       198      1,807       478      4,331       503         923        --
   ------    --------   -------    ------    ------    -------    ------   --------   -------    --------    ------
      (22)      2,163     2,331     1,211       418     12,778     1,341     35,367     7,507      12,113     2,073

      (15)     20,207    (1,198)    3,934       841     15,668     1,541      5,151     5,397      (1,871)       --
       --         490        28        --        --      1,644       644     22,503        --       1,334        --
       --          --        --        --        --         --        (1)        --        --          --        --
   ------    --------   -------    ------    ------    -------    ------   --------   -------    --------    ------

      (15)     20,697    (1,170)    3,934       841     17,312     2,184     27,654     5,397        (537)       --
   ------    --------   -------    ------    ------    -------    ------   --------   -------    --------    ------

    2,119     (15,181)    5,553     2,065     1,266     29,477      (510)     2,252    (7,496)     (9,987)       --
       --        (296)       23        --        --       (922)     (331)   (13,267)       --        (748)       --
       --          --        --        --        --         --        (1)        --        --          --        --
   ------    --------   -------    ------    ------    -------    ------   --------   -------    --------    ------

    2,119     (15,477)    5,576     2,065     1,266     28,555      (842)   (11,015)   (7,496)    (10,735)       --
   ------    --------   -------    ------    ------    -------    ------   --------   -------    --------    ------
    2,104       5,220     4,406     5,999     2,107     45,867     1,342     16,639    (2,099)    (11,272)       --
   ------    --------   -------    ------    ------    -------    ------   --------   -------    --------    ------

   $2,082    $  7,383   $ 6,737    $7,210    $2,525    $58,645    $2,683   $ 52,006   $ 5,408    $    841    $2,073
   ======    ========   =======    ======    ======    =======    ======   ========   =======    ========    ======
   $    1    $     37   $     7    $   21    $    5    $    --    $   32   $     --   $    --    $     --    $   --




                                                        Statement of Operations

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.

                                                          For the        For the
                                                      Six Months Ended  Year Ended
                                                          June 30,     December 31,
Small Cap Growth Stock Portfolio                            2004           2003
-----------------------------------------------------------------------------------
                                                             (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................     $   (652)      $ (1,036)
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................       27,142         18,249
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................        6,309         69,720
                                                          --------       --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................       32,799         86,933
                                                          --------       --------
 Distributions to Shareholders from:
   Net Investment Income.............................           --             --
   Net Realized Gain on Investments..................           --             --
                                                          --------       --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................           --             --
                                                          --------       --------
 Fund Share Transactions:
   Proceeds from Sale of 16,071 and 35,064 Shares....       32,374         58,399
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid ( -- and --
     shares, respectively)...........................           --             --
   Payments for 12,792 and 20,868 Shares Redeemed....      (25,654)       (33,600)
                                                          --------       --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (3,279 and 14,196 shares, respectively)........        6,720         24,799
                                                          --------       --------
 Total Increase (Decrease) in Net Assets.............       39,519        111,732
Net Assets
   Beginning of Period...............................      366,612        254,880
                                                          --------       --------
   End of Period (Includes undistributed net
     investment income of $(652) and $0
     respectively)...................................     $406,131       $366,612
                                                          ========       ========

                                                          For the        For the
                                                      Six Months Ended  Year Ended
                                                          June 30,     December 31,
T. Rowe Price Small Cap Value Portfolio                     2004           2003
-----------------------------------------------------------------------------------
                                                             (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................     $    456       $    562
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................        2,939          2,029
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................       11,314         24,642
                                                          --------       --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................       14,709         27,233
                                                          --------       --------
 Distributions to Shareholders from:
   Net Investment Income.............................         (330)            --
   Net Realized Gain on Investments..................       (1,925)            --
                                                          --------       --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................       (2,255)            --
                                                          --------       --------
 Fund Share Transactions:
   Proceeds from Sale of 19,705 and 38,564 Shares....       26,487         42,482
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (1,702 and -- shares,
     respectively)...................................        2,255             --
   Payments for 5,773 and 10,062 Shares Redeemed.....       (7,725)       (10,854)
                                                          --------       --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (15,634 and 28,502 shares, respectively).......       21,017         31,628
                                                          --------       --------
 Total Increase (Decrease) in Net Assets.............       33,471         58,861
Net Assets
   Beginning of Period...............................      121,944         63,083
                                                          --------       --------
   End of Period (Includes undistributed net
     investment income of $453 and $525
     respectively)...................................     $155,415       $121,944
                                                          ========       ========

   The Accompanying Notes are an Integral Part of the Financial Statements.
                       (Prepared from Unaudited Figures)

Statement of Changes in Net Assets

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.

                                                           For the        For the
                                                       Six Months Ended  Year Ended
                                                           June 30,     December 31,
Aggressive Growth Stock Portfolio                            2004           2003
------------------------------------------------------------------------------------
                                                              (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss).......................    $      811     $   (1,043)
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies...............................        52,811          1,043
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments....................        24,201        238,195
                                                          ----------     ----------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations.......................        77,823        238,195
                                                          ----------     ----------
 Distributions to Shareholders from:
   Net Investment Income..............................            --             --
   Net Realized Gain on Investments...................            --             --
                                                          ----------     ----------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders...................            --             --
                                                          ----------     ----------
 Fund Share Transactions:
   Proceeds from Sale of 13,250 and 33,086 Shares.....        36,926         78,472
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid ( -- and -- shares,
     respectively)....................................            --             --
   Payments for 24,702 and 52,230 Shares Redeemed.....       (68,803)      (123,200)
                                                          ----------     ----------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      ((11,452) and (19,144) shares, respectively)....       (31,877)       (44,728)
                                                          ----------     ----------
 Total Increase (Decrease) in Net Assets..............        45,946        193,467
Net Assets
   Beginning of Period................................     1,187,542        994,075
                                                          ----------     ----------
   End of Period (Includes undistributed net
     investment income of $811 and $0
     respectively)....................................    $1,233,488     $1,187,542
                                                          ==========     ==========

                                                          For the        For the
                                                      Six Months Ended  Year Ended
                                                          June 30,     December 31,
International Growth Portfolio                              2004           2003
-----------------------------------------------------------------------------------
                                                             (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................     $   490        $    381
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................       2,690            (902)
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................         339          17,919
                                                          -------        --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................       3,519          17,398
                                                          -------        --------
 Distributions to Shareholders from:
   Net Investment Income.............................          (7)           (420)
   Net Realized Gain on Investments..................          --              --
                                                          -------        --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................          (7)           (420)
                                                          -------        --------
 Fund Share Transactions:
   Proceeds from Sale of 18,184 and 30,332 Shares....      20,650          27,066
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (6 and 388 shares,
     respectively)...................................           7             420
   Payments for 7,292 and 14,368 Shares Redeemed.....      (8,244)        (13,147)
                                                          -------        --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (10,898 and 16,352 shares, respectively).......      12,413          14,339
                                                          -------        --------
 Total Increase (Decrease) in Net Assets.............      15,925          31,317
Net Assets
   Beginning of Period...............................      66,690          35,373
                                                          -------        --------
   End of Period (Includes undistributed net
     investment income of $430 and ($53)
     respectively)...................................     $82,615        $ 66,690
                                                          =======        ========

   The Accompanying Notes are an Integral Part of the Financial Statements.
                       (Prepared from Unaudited Figures)

                                             Statement of Changes in Net Assets

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.

                                                          For the          For the
                                                      Six Months Ended   Year Ended
                                                          June 30,      December 31,
Franklin Templeton International Equity Portfolio           2004            2003
--------------------------------------------------------------------------------------
                                                               (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................     $ 13,349        $  14,871
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................       21,373          (47,810)
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................           25          260,519
                                                          --------        ---------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................       34,747          227,580
                                                          --------        ---------
 Distributions to Shareholders from:
   Net Investment Income.............................      (14,574)         (11,039)
   Net Realized Gain on Investments..................           --               --
                                                          --------        ---------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................      (14,574)         (11,039)
                                                          --------        ---------
 Fund Share Transactions:
   Proceeds from Sale of 38,256 and 306,456 Shares...       55,235          326,386
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (10,380 and 10,594
     shares, respectively)...........................       14,574           11,039
   Payments for 26,252 and 303,227 Shares Redeemed...      (37,762)        (321,361)
                                                          --------        ---------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (22,384 and 13,823 shares, respectively).......       32,047           16,064
                                                          --------        ---------
 Total Increase (Decrease) in Net Assets.............       52,220          232,605
Net Assets
   Beginning of Period...............................      795,707          563,102
                                                          --------        ---------
   End of Period (Includes undistributed net
     investment income of $13,143 and $14,368
     respectively)...................................     $847,927        $ 795,707
                                                          ========        =========

                                                                       For the Period
                                                          For the      May 1, 2003 (a)
                                                      Six Months Ended     through
                                                          June 30,      December 31,
AllianceBernstein Mid Cap Value Portfolio                   2004            2003
--------------------------------------------------------------------------------------
                                                               (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................     $    104        $     156
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................        2,498              485
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................          352            9,007
                                                          --------        ---------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................        2,954            9,648
                                                          --------        ---------
 Distributions to Shareholders from:
   Net Investment Income.............................           --             (160)
   Net Realized Gain on Investments..................          (85)            (381)
                                                          --------        ---------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................          (85)            (541)
                                                          --------        ---------
 Fund Share Transactions:
   Proceeds from Sale of 7,781 and 33,540 Shares.....       10,495           34,956
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (64 and 415 shares,
     respectively)...................................           85              541
   Payments for 1,652 and 435 Shares Redeemed........       (2,210)            (513)
                                                          --------        ---------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (6,193 and 33,520 shares, respectively)........        8,370           34,984
                                                          --------        ---------
 Total Increase (Decrease) in Net Assets.............       11,239           44,091
Net Assets
   Beginning of Period...............................       44,091               --
                                                          --------        ---------
   End of Period (Includes undistributed net
     investment income of $103 and $15
     respectively)...................................     $ 55,330        $  44,091
                                                          ========        =========

(a)Portfolio commenced operations on May 1, 2003.

   The Accompanying Notes are an Integral Part of the Financial Statements.
                       (Prepared from Unaudited Figures)

Statement of Changes in Net Assets

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.

                                                          For the        For the
                                                      Six Months Ended  Year Ended
                                                          June 30,     December 31,
Index 400 Stock Portfolio                                   2004           2003
-----------------------------------------------------------------------------------
                                                             (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................     $  1,688       $  2,461
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................        6,671          3,452
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................       12,435         78,087
                                                          --------       --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................       20,794         84,000
                                                          --------       --------
 Distributions to Shareholders from:
   Net Investment Income.............................       (2,523)        (1,934)
   Net Realized Gain on Investments..................       (2,268)            --
                                                          --------       --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................       (4,791)        (1,934)
                                                          --------       --------
 Fund Share Transactions:
   Proceeds from Sale of 30,154 and 57,250 Shares....       39,704         61,744
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (3,734 and 1,962 shares,
     respectively)...................................        4,791          1,934
   Payments for 13,462 and 27,449 Shares Redeemed....      (17,646)       (28,654)
                                                          --------       --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (20,426 and 31,763 shares, respectively).......       26,849         35,024
                                                          --------       --------
 Total Increase (Decrease) in Net Assets.............       42,852        117,090
Net Assets
   Beginning of Period...............................      342,500        225,410
                                                          --------       --------
   End of Period (Includes undistributed net
     investment income of $1,581 and $2,436
     respectively)...................................     $385,352       $342,500
                                                          ========       ========

                                                                       For the Period
                                                          For the      May 1, 2003(a)
                                                      Six Months Ended    through
                                                          June 30,      December 31,
Janus Capital Appreciation Portfolio                        2004            2003
-------------------------------------------------------------------------------------
                                                              (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................     $   (22)        $    14
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................         (15)            (34)
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................       2,119           5,638
                                                          -------         -------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................       2,082           5,618
                                                          -------         -------
 Distributions to Shareholders from:
   Net Investment Income.............................          --             (14)
   Net Realized Gain on Investments..................          --             (77)
                                                          -------         -------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................          --             (91)
                                                          -------         -------
 Fund Share Transactions:
   Proceeds from Sale of 5,691 and 31,143 Shares.....       7,046          31,680
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (11 and 77 shares,
     respectively)...................................          --              91
   Payments for 1,132 and 515 Shares Redeemed........      (1,389)           (568)
                                                          -------         -------
     .Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (4,570 and 30,705 shares, respectively)........       5,657          31,203
                                                          -------         -------
 Total Increase (Decrease) in Net Assets.............       7,739          36,730
Net Assets
   Beginning of Period...............................      36,730              --
                                                          -------         -------
   End of Period (Includes undistributed net
     investment income of $(22) and $0
     respectively)...................................     $44,469         $36,730
                                                          =======         =======

(a)Portfolio commenced operations on May 1, 2003.

   The Accompanying Notes are an Integral Part of the Financial Statements.
                       (Prepared from Unaudited Figures)

                                             Statement of Changes in Net Assets

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.

                                                          For the        For the
                                                      Six Months Ended  Year Ended
                                                          June 30,     December 31,
Growth Stock Portfolio                                      2004           2003
-----------------------------------------------------------------------------------
                                                             (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................     $  2,163       $  4,542
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................       20,697         22,011
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................      (15,477)        78,208
                                                          --------       --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................        7,383        104,761
                                                          --------       --------
 Distributions to Shareholders from:
   Net Investment Income.............................       (4,542)        (4,774)
   Net Realized Gain on Investments..................           --             --
                                                          --------       --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................       (4,542)        (4,774)
                                                          --------       --------
 Fund Share Transactions:
   Proceeds from Sale of 16,088 and 46,115 Shares....       30,381         76,995
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (2,470 and 2,934 shares,
     respectively)...................................        4,542          4,774
   Payments for 21,009 and 40,664 Shares Redeemed....      (39,665)       (67,306)
                                                          --------       --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      ((2,451) and 8,385 shares, respectively).......       (4,742)        14,463
                                                          --------       --------
 Total Increase (Decrease) in Net Assets.............       (1,901)       114,450
Net Assets
   Beginning of Period...............................      665,871        551,421
                                                          --------       --------
   End of Period (Includes undistributed net
     investment income of $2,163 and $4,542
     respectively)...................................     $663,970       $665,871
                                                          ========       ========

                                                          For the        For the
                                                      Six Months Ended  Year Ended
                                                          June 30,     December 31,
Large Cap Core Stock Portfolio                              2004           2003
-----------------------------------------------------------------------------------
                                                             (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................     $  2,331       $  4,201
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................       (1,170)       (84,731)
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................        5,576        167,352
                                                          --------       --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................        6,737         86,822
                                                          --------       --------
 Distributions to Shareholders from:
   Net Investment Income.............................       (4,200)        (3,770)
   Net Realized Gain on Investments..................           --             --
                                                          --------       --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................       (4,200)        (3,770)
                                                          --------       --------
 Fund Share Transactions:
   Proceeds from Sale of 20,308 and 44,876 Shares....       21,800         42,265
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (4,016 and 4,194 shares,
     respectively)...................................        4,200          3,770
   Payments for 25,043 and 51,025 Shares Redeemed....      (26,846)       (47,477)
                                                          --------       --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      ((719) and (1,955) shares, respectively).......         (846)        (1,442)
                                                          --------       --------
 Total Increase (Decrease) in Net Assets.............        1,691         81,610
Net Assets
   Beginning of Period...............................      447,554        365,944
                                                          --------       --------
   End of Period (Includes undistributed net
     investment income of $2,331 and $4,200
     respectively)...................................     $449,245       $447,554
                                                          ========       ========

   The Accompanying Notes are an Integral Part of the Financial Statements.
                       (Prepared from Unaudited Figures)

Statement of Changes in Net Assets

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.

                                                          For the          For the
                                                      Six Months Ended   Year Ended
                                                          June 30,      December 31,
Capital Guardian Domestic Equity Portfolio                  2004            2003
--------------------------------------------------------------------------------------
                                                               (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................     $  1,211        $  1,807
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................        3,934             215
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................        2,065          29,182
                                                          --------        --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................        7,210          31,204
                                                          --------        --------
 Distributions to Shareholders from:
   Net Investment Income.............................          (19)         (1,804)
   Net Realized Gain on Investments..................           --              --
                                                          --------        --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................          (19)         (1,804)
                                                          --------        --------
 Fund Share Transactions:
   Proceeds from Sale of 27,893 and 46,482 Shares....       28,693          39,838
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (18 and 1,826 shares,
     respectively)...................................           19           1,804
   Payments for 5,827 and 10,806 Shares Redeemed.....       (5,986)         (9,217)
                                                          --------        --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (22,084 and 37,502 shares, respectively).......       22,726          32,425
                                                          --------        --------
 Total Increase (Decrease) in Net Assets.............       29,917          61,825
Net Assets
   Beginning of Period...............................      136,099          74,274
                                                          --------        --------
   End of Period (Includes undistributed net
     investment income of $1,211 and $19
     respectively)...................................     $166,016        $136,099
                                                          ========        ========

                                                                       For the Period
                                                          For the      May 1, 2003 (a)
                                                      Six Months Ended     through
                                                          June 30,      December 31,
T. Rowe Equity Income Portfolio                             2004            2003
--------------------------------------------------------------------------------------
                                                               (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................     $    418        $    439
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................          841             408
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................        1,266           6,651
                                                          --------        --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................        2,525           7,498
                                                          --------        --------
 Distributions to Shareholders from:
   Net Investment Income.............................           (4)           (435)
   Net Realized Gain on Investments..................         (192)           (216)
                                                          --------        --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................         (196)           (651)
                                                          --------        --------
 Fund Share Transactions:
   Proceeds from Sale of 13,095 and 39,054 Shares....       16,292          40,714
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (158 and 543 shares,
     respectively)...................................          196             651
   Payments for 656 and 489 Shares Redeemed..........         (813)           (548)
                                                          --------        --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (12,597 and 39,108 shares, respectively).......       15,675          40,817
                                                          --------        --------
 Total Increase (Decrease) in Net Assets.............       18,004          47,664
Net Assets
   Beginning of Period...............................       47,664              --
                                                          --------        --------
   End of Period (Includes undistributed net
     investment income of $418 and $4
     respectively)...................................     $ 65,668        $ 47,664
                                                          ========        ========

(a)Portfolio commenced operations on May 1, 2003.

   The Accompanying Notes are an Integral Part of the Financial Statements.
                       (Prepared from Unaudited Figures)

                                             Statement of Changes in Net Assets

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.

                                                          For the        For the
                                                      Six Months Ended  Year Ended
                                                          June 30,     December 31,
Index 500 Stock Portfolio                                   2004           2003
-----------------------------------------------------------------------------------
                                                             (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................    $   12,778     $   23,881
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................        17,312         17,414
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................        28,555        344,408
                                                         ----------     ----------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................        58,645        385,703
                                                         ----------     ----------
 Distributions to Shareholders from:
   Net Investment Income.............................       (23,734)       (21,914)
   Net Realized Gain on Investments..................       (19,343)        (8,037)
                                                         ----------     ----------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................       (43,077)       (29,951)
                                                         ----------     ----------
 Fund Share Transactions:
   Proceeds from Sale of 29,580 and 64,442 Shares....        81,564        153,657
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (16,097 and 13,329
     shares, respectively)...........................        43,077         29,951
   Payments for 33,531 and 62,305 Shares Redeemed....       (92,128)      (146,121)
                                                         ----------     ----------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (12,146 and 15,466 shares, respectively).......        32,513         37,487
                                                         ----------     ----------
 Total Increase (Decrease) in Net Assets.............        48,081        393,239
Net Assets
   Beginning of Period...............................     1,756,120      1,362,881
                                                         ----------     ----------
   End of Period (Includes undistributed net
     investment income of $12,719 and
     $23,815 respectively)...........................    $1,804,201     $1,756,120
                                                         ==========     ==========

                                                          For the        For the
                                                      Six Months Ended  Year Ended
                                                          June 30,     December 31,
Asset Allocation Portfolio                                  2004           2003
-----------------------------------------------------------------------------------
                                                             (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................     $  1,341       $  2,087
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................        2,184          3,511
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................         (842)        16,774
                                                          --------       --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................        2,683         22,372
                                                          --------       --------
 Distributions to Shareholders from:
   Net Investment Income.............................           --         (2,122)
   Net Realized Gain on Investments..................           --             --
                                                          --------       --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................           --         (2,122)
                                                          --------       --------
 Fund Share Transactions:
   Proceeds from Sale of 39,213 and 60,300 Shares....       40,610         55,946
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid ( -- and 2,087 shares,
     respectively)...................................           --          2,122
   Payments for 7,840 and 35,897 Shares Redeemed.....       (8,037)       (35,100)
                                                          --------       --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (31,373 and 26,490 shares, respectively).......       32,573         22,968
                                                          --------       --------
 Total Increase (Decrease) in Net Assets.............       35,256         43,218
Net Assets
   Beginning of Period...............................      130,478         87,260
                                                          --------       --------
   End of Period (Includes undistributed net
     investment income of $1,315 and
     ($26) respectively).............................     $165,734       $130,478
                                                          ========       ========

   The Accompanying Notes are an Integral Part of the Financial Statements.
                       (Prepared from Unaudited Figures)

Statement of Changes in Net Assets

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.

                                                          For the        For the
                                                      Six Months Ended  Year Ended
                                                          June 30,     December 31,
Balanced Portfolio                                          2004           2003
-----------------------------------------------------------------------------------
                                                             (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................    $   35,367     $   73,405
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................        27,654        138,458
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................       (11,015)       233,710
                                                         ----------     ----------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................        52,006        445,573
                                                         ----------     ----------
 Distributions to Shareholders from:
   Net Investment Income.............................       (73,596)       (85,974)
   Net Realized Gain on Investments..................      (103,895)            --
                                                         ----------     ----------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................      (177,491)       (85,974)
                                                         ----------     ----------
 Fund Share Transactions:
   Proceeds from Sale of 48,196 and 98,048 Shares....        89,154        167,389
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (102,300 and 52,328
     shares, respectively)...........................       177,491         85,974
   Payments for 78,313 and 167,140 Shares Redeemed...      (144,192)      (283,003)
                                                         ----------     ----------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (72,183 and (16,764) shares, respectively).....       122,453        (29,640)
                                                         ----------     ----------
 Total Increase (Decrease) in Net Assets.............        (3,032)       329,959
Net Assets
   Beginning of Period...............................     2,891,488      2,561,529
                                                         ----------     ----------
   End of Period (Includes undistributed net
     investment income of $34,422 and $72,758
     respectively)...................................    $2,888,456     $2,891,488
                                                         ==========     ==========

                                                          For the        For the
                                                      Six Months Ended  Year Ended
                                                          June 30,     December 31,
High Yield Bond Portfolio                                   2004           2003
-----------------------------------------------------------------------------------
                                                             (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................     $  7,507       $ 14,601
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................        5,397          7,972
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................       (7,496)        20,079
                                                          --------       --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................        5,408         42,652
                                                          --------       --------
 Distributions to Shareholders from:
   Net Investment Income.............................      (14,553)          (362)
   Net Realized Gain on Investments..................           --             --
                                                          --------       --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................      (14,553)          (362)
                                                          --------       --------
 Fund Share Transactions:
   Proceeds from Sale of 23,219 and 80,917 Shares....       16,791         52,808
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (21,213 and 572 shares,
     respectively)...................................       14,553            362
   Payments for 25,634 and 50,808 Shares Redeemed....      (18,417)       (33,642)
                                                          --------       --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (18,798 and 30,681 shares, respectively).......       12,927         19,528
                                                          --------       --------
 Total Increase (Decrease) in Net Assets.............        3,782         61,818
Net Assets
   Beginning of Period...............................      199,371        137,553
                                                          --------       --------
   End of Period (Includes undistributed net
     investment income of $7,427 and $14,473
     respectively)...................................     $203,153       $199,371
                                                          ========       ========

   The Accompanying Notes are an Integral Part of the Financial Statements.
                       (Prepared from Unaudited Figures)

                                             Statement of Changes in Net Assets

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.

                                                          For the        For the
                                                      Six Months Ended  Year Ended
                                                          June 30,     December 31,
Select Bond Portfolio                                       2004           2003
-----------------------------------------------------------------------------------
                                                             (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................     $ 12,113      $  25,481
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................         (537)        17,559
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................      (10,735)       (10,035)
                                                          --------      ---------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................          841         33,005
                                                          --------      ---------
 Distributions to Shareholders from:
   Net Investment Income.............................      (25,606)       (24,369)
   Net Realized Gain on Investments..................      (17,700)       (13,905)
                                                          --------      ---------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................      (43,306)       (38,274)
                                                          --------      ---------
 Fund Share Transactions:
   Proceeds from Sale of 39,462 and 106,806 Shares...       49,097        135,872
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (37,204 and 31,067
     shares, respectively)...........................       43,306         38,274
   Payments for 45,526 and 105,045 Shares Redeemed...      (56,740)      (131,570)
                                                          --------      ---------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (31,140 and 32,828 shares, respectively).......       35,663         42,576
                                                          --------      ---------
 Total Increase (Decrease) in Net Assets.............       (6,802)        37,307
Net Assets
   Beginning of Period...............................      621,325        584,018
                                                          --------      ---------
   End of Period (Includes undistributed net
     investment income of $11,802 and $25,295
     respectively)...................................     $614,523      $ 621,325
                                                          ========      =========

                                                          For the        For the
                                                      Six Months Ended  Year Ended
                                                          June 30,     December 31,
Money Market Portfolio                                      2004           2003
-----------------------------------------------------------------------------------
                                                             (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................    $   2,073      $   5,837
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................           --             --
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................           --             --
                                                         ---------      ---------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................        2,073          5,837
                                                         ---------      ---------
 Distributions to Shareholders from:
   Net Investment Income.............................       (2,073)        (5,836)
   Net Realized Gain on Investments..................           --             --
                                                         ---------      ---------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................       (2,073)        (5,836)
                                                         ---------      ---------
 Fund Share Transactions:
   Proceeds from Sale of 83,892 and 420,450 Shares...       83,900        420,450
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (2,073 and 5,836 shares,
     respectively)...................................        2,073          5,836
   Payments for 121,671 and 527,727 Shares
     Redeemed........................................     (121,671)      (527,727)
                                                         ---------      ---------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      ((35,706) and (101,441) shares,
      respectively)..................................      (35,698)      (101,441)
                                                         ---------      ---------
 Total Increase (Decrease) in Net Assets.............      (35,698)      (101,440)
Net Assets
   Beginning of Period...............................      399,873        501,313
                                                         ---------      ---------
   End of Period (Includes undistributed net
     investment income of $0 and $0 respectively)....    $ 364,175      $ 399,873
                                                         =========      =========

   The Accompanying Notes are an Integral Part of the Financial Statements.
                       (Prepared from Unaudited Figures)

Statement of Changes in Net Assets

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

                                                          For the                                              For the Period
                                                         Six Months                                           April 30, 1999(a)
                                                           Ended          For the Year Ended December 31,          through
Small Cap Growth Stock Portfolio                          June 30,    --------------------------------------    December 31,
(For a share outstanding throughout the period)             2004        2003      2002      2001      2000          1999
---------------------------------------------------------             ----------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period...................  $   1.94     $   1.46  $   1.79  $   1.86  $   1.79       $  1.00
  Income from Investment Operations:
    Net Investment Income..............................        --           --        --        --        --            --
    Net Realized and Unrealized Gains (Losses) on
     Investments.......................................      0.17         0.48     (0.33)    (0.07)     0.13          0.85
                                                         --------     --------  --------  --------  --------       -------
     Total from Investment Operations..................      0.17         0.48     (0.33)    (0.07)     0.13          0.85
                                                         --------     --------  --------  --------  --------       -------
  Less Distributions:
    Distributions from Net Investment Income...........        --           --        --        --        --            --
    Distributions from Realized Gains on Investments...        --           --        --        --     (0.06)        (0.06)
                                                         --------     --------  --------  --------  --------       -------
     Total Distributions...............................        --           --        --        --     (0.06)        (0.06)
                                                         --------     --------  --------  --------  --------       -------
Net Asset Value, End of Period.........................  $   2.11     $   1.94  $   1.46  $   1.79  $   1.86       $  1.79
                                                         ========     ========  ========  ========  ========       =======
Total Return(e)........................................     8.94%       33.06%   (18.42%)   (3.76%)    6.71%        86.09%
                                                         ========     ========  ========  ========  ========       =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)...............  $406,131     $366,612  $254,880  $291,448  $250,314       $71,483
                                                         ========     ========  ========  ========  ========       =======
Ratio of Gross Expenses to Average Net Assets..........     0.57%(d)     0.59%     0.60%     0.60%     0.67%         1.03%(d)
                                                         ========     ========  ========  ========  ========       =======
Ratio of Net Expenses to Average Net Assets(g).........     0.57%(d)     0.59%     0.60%     0.60%     0.67%         1.00%(d)
                                                         ========     ========  ========  ========  ========       =======
Ratio of Net Investment Income (Loss) to Average Net
 Assets................................................    (0.34%)(d)   (0.35%)   (0.26%)    0.17%     0.19%        (0.07%)(d)
                                                         ========     ========  ========  ========  ========       =======
Portfolio Turnover Rate................................    41.18%       84.20%    41.87%    70.58%    86.13%        70.72%
                                                         ========     ========  ========  ========  ========       =======

                                                               For the          For the       For the Period
                                                              Six Months      Year Ended     July 31, 2001(b)
                                                                Ended        December 31,        through
T. Rowe Price Small Cap Value Portfolio                        June 30,    ----------------    December 31,
(For a share outstanding throughout the period)                  2004        2003     2002         2001
---------------------------------------------------------------            ------------------
Selected Per Share Data
Net Asset Value, Beginning of Period.........................  $   1.29    $   0.95 $  1.02      $  1.00
  Income from Investment Operations:
    Net Investment Income....................................        --        0.01    0.01           --
    Net Realized and Unrealized Gains on Investments.........      0.10        0.33   (0.07)        0.02
                                                               --------    -------- -------      -------
     Total from Investment Operations........................      0.10        0.34   (0.06)        0.02
                                                               --------    -------- -------      -------
  Less Distributions:
    Distributions from Net Investment Income.................        --          --   (0.01)          --
    Distributions from Realized Gains on Investments.........      0.02          --      --           --
                                                               --------    -------- -------      -------
     Total Distributions.....................................      0.02          --   (0.01)          --
                                                               --------    -------- -------      -------
Net Asset Value, End of Period...............................  $   1.41    $   1.29 $  0.95      $  1.02
                                                               ========    ======== =======      =======
Total Return(e)..............................................    11.16%      35.15%  (5.58%)       1.76%
                                                               ========    ======== =======      =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands).....................  $155,415    $121,944 $63,083      $21,003
                                                               ========    ======== =======      =======
Ratio of Gross Expenses to Average Net Assets................     0.88%(d)    0.90%   1.02%        1.36%(d)
                                                               ========    ======== =======      =======
Ratio of Net Expenses to Average Net Assets(g)...............     0.88%(d)    0.90%   1.00%        1.00%(d)
                                                               ========    ======== =======      =======
Ratio of Net Investment Income (Losses) to Average Net Assets     0.67%(d)    0.65%   0.54%        1.03%(d)
                                                               ========    ======== =======      =======
Portfolio Turnover Rate......................................    10.07%      33.78%  28.26%       49.70%
                                                               ========    ======== =======      =======

(a)Portfolio commenced operations on April 30, 1999.
(b)Portfolio commenced operations July 31, 2001.
(d)Computed on an annualized basis.
(e)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.
(g)Portfolio subject to expense waiver agreement. See Note 9 of accompanying notes.

   The Accompanying Notes are an Integral Part of the Financial Statements.
                       (Prepared from Unaudited Figures)

                                                           Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

                                                       For the
                                                      Six Months
                                                        Ended                   For the Year Ended December 31,
Aggressive Growth Stock Portfolio                      June 30,    --------------------------------------------------------
(For a share outstanding throughout the period)          2004         2003       2002       2001        2000        1999
------------------------------------------------------             ---------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period................ $     2.72    $     2.18  $   2.82  $     4.47  $     4.81  $     3.46
  Income from Investment Operations:
    Net Investment Income...........................         --            --        --          --          --          --
    Net Realized and Unrealized Gains (Losses) on
     Investments....................................       0.18          0.54     (0.59)      (0.83)       0.29        1.48
                                                     ----------    ----------  --------  ----------  ----------  ----------
     Total from Investment Operations...............       0.18          0.54     (0.59)      (0.83)       0.29        1.48
                                                     ----------    ----------  --------  ----------  ----------  ----------
  Less Distributions:
    Distributions from Net Investment Income........         --            --        --          --          --          --
    Distributions from Realized Gains on
     Investments....................................         --            --     (0.05)      (0.82)      (0.63)      (0.13)
                                                     ----------    ----------  --------  ----------  ----------  ----------
     Total Distributions............................         --            --     (0.05)      (0.82)      (0.63)      (0.13)
                                                     ----------    ----------  --------  ----------  ----------  ----------
Net Asset Value, End of Period...................... $     2.90    $     2.72  $   2.18  $     2.82  $     4.47  $     4.81
                                                     ==========    ==========  ========  ==========  ==========  ==========
Total Return(e).....................................      6.69%        24.69%   (21.15%)    (19.87%)      6.18%      43.78%
                                                     ==========    ==========  ========  ==========  ==========  ==========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)............ $1,233,488    $1,187,542  $994,075  $1,341,876  $1,696,013  $1,485,311
                                                     ==========    ==========  ========  ==========  ==========  ==========
Ratio of Expenses to Average Net Assets.............      0.52%(d)      0.52%     0.52%       0.52%       0.52%       0.51%
                                                     ==========    ==========  ========  ==========  ==========  ==========
Ratio of Net Investment Income (Loss) to Average Net
 Assets.............................................      0.14%(d)     (0.10%)   (0.11%)      0.08%       0.09%      (0.02%)
                                                     ==========    ==========  ========  ==========  ==========  ==========
Portfolio Turnover Rate.............................     39.53%        63.21%    43.37%      70.40%      63.18%      68.64%
                                                     ==========    ==========  ========  ==========  ==========  ==========

                                                                  For the                        For the Period
                                                                 Six Months  For the Year Ended July 31, 2001(b)
                                                                   Ended        December 31,        through
International Growth Portfolio                                    June 30,   -----------------    December 31,
(For a share outstanding throughout the period)                     2004       2003     2002          2001
------------------------------------------------------------------           -------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................  $  1.09    $  0.79  $   0.91      $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................     0.01       0.01        --           --
    Net Realized and Unrealized Gains (Losses) on Investments...     0.05       0.30     (0.12)       (0.09)
                                                                  -------    -------  --------      -------
     Total from Investment Operations...........................     0.06       0.31     (0.12)       (0.09)
                                                                  -------    -------  --------      -------
  Less Distributions:
    Distributions from Net Investment Income....................       --      (0.01)       --           --
    Distributions from Realized Gains on Investments............       --         --        --           --
                                                                  -------    -------  --------      -------
     Total Distributions........................................       --      (0.01)       --           --
                                                                  -------    -------  --------      -------
Net Asset Value, End of Period..................................  $  1.15    $  1.09  $   0.79      $  0.91
                                                                  =======    =======  ========      =======
Total Return(e).................................................    5.14%     38.99%   (12.34%)      (9.40%)
                                                                  =======    =======  ========      =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................  $82,615    $66,690  $ 35,373      $26,900
                                                                  =======    =======  ========      =======
Ratio of Gross Expenses to Average Net Assets...................    1.02%(d)   1.15%     1.15%        1.25%(d)
                                                                  =======    =======  ========      =======
Ratio of Net Expenses to Average Net Assets(g)..................    1.02%(d)   1.10%     1.10%        1.10%(d)
                                                                  =======    =======  ========      =======
Ratio of Net Investment Income (Loss) to Average Net Assets.....    1.30%(d)   0.79%     0.62%        0.05%(d)
                                                                  =======    =======  ========      =======
Portfolio Turnover Rate.........................................   31.61%     58.09%    27.28%       18.45%
                                                                  =======    =======  ========      =======

(b)Portfolio commenced operations July 31, 2001.
(d)Computed on an annualized basis.
(e)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.
(g)Portfolio subject to expense waiver agreement. See Note 9 of accompanying notes.

   The Accompanying Notes are an Integral Part of the Financial Statements.
                       (Prepared from Unaudited Figures)

Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

                                                         For the
                                                        Six Months
                                                          Ended               For the Year Ended December 31,
Franklin Templeton International Equity                  June 30,    ------------------------------------------------
(For a share outstanding throughout the period)            2004        2003      2002      2001      2000      1999
---------------------------------------------------------            -------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period...................  $   1.41    $   1.02  $   1.26  $   1.63  $   1.78  $   1.68
  Income from Investment Operations:
    Net Investment Income..............................     (0.03)       0.03      0.02      0.02      0.02      0.03
    Net Realized and Unrealized Gains (Losses) on
     Investments.......................................      0.04        0.38     (0.24)    (0.23)    (0.04)     0.33
                                                         --------    --------  --------  --------  --------  --------
     Total from Investment Operations..................      0.01        0.41     (0.22)    (0.21)    (0.02)     0.36
                                                         --------    --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income...........      0.03       (0.02)    (0.02)    (0.03)    (0.04)    (0.05)
    Distributions from Realized Gains on Investments...        --          --        --     (0.13)    (0.09)    (0.21)
                                                         --------    --------  --------  --------  --------  --------
     Total Distributions...............................      0.03       (0.02)    (0.02)    (0.16)    (0.13)    (0.26)
                                                         --------    --------  --------  --------  --------  --------
Net Asset Value, End of Period.........................  $   1.45    $   1.41  $   1.02  $   1.26  $   1.63  $   1.78
                                                         ========    ========  ========  ========  ========  ========
Total Return(e)........................................     4.33%      40.46%   (17.40%)  (14.00%)   (0.79%)   22.88%
                                                         ========    ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)...............  $847,927    $795,707  $563,102  $716,413  $809,617  $772,170
                                                         ========    ========  ========  ========  ========  ========
Ratio of Expenses to Average Net Assets................     0.72%(d)    0.74%     0.74%     0.74%     0.73%     0.74%
                                                         ========    ========  ========  ========  ========  ========
Ratio of Net Investment Income (Loss) to Average Net
 Assets................................................     3.24%(d)    2.33%     1.72%     1.99%     1.77%     2.62%
                                                         ========    ========  ========  ========  ========  ========
Portfolio Turnover Rate................................     6.49%      24.87%    30.94%    34.52%    26.95%    38.37%
                                                         ========    ========  ========  ========  ========  ========

                                                                  For the    For the Period
                                                                 Six Months  May 1, 2003(c)
                                                                   Ended        through
AllianceBernstein Mid Cap Value Portfolio                         June 30,    December 31,
(For a share outstanding throughout the period)                     2004          2003
------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................  $  1.32       $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................       --          0.01
    Net Realized and Unrealized Gains (Losses) on Investments...     0.07          0.32
                                                                  -------       -------
     Total from Investment Operations...........................     0.07          0.33
                                                                  -------       -------
  Less Distributions:
    Distributions from Net Investment Income....................       --         (0.00)(f)
    Distributions from Realized Gains on Investments............       --         (0.01)
                                                                  -------       -------
     Total Distributions........................................       --         (0.01)
                                                                  -------       -------
Net Asset Value, End of Period..................................  $  1.39       $  1.32
                                                                  =======       =======
Total Return(e).................................................    6.11%        33.16%
                                                                  =======       =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................  $55,330       $44,091
                                                                  =======       =======
Ratio of Expenses to Average Net Assets.........................    0.89%(d)      0.94%(d)
                                                                  =======       =======
Ratio of Net Investment Income (Loss) to Average Net Assets.....    0.42%(d)      0.70%(d)
                                                                  =======       =======
Portfolio Turnover Rate.........................................   19.81%         9.68%
                                                                  =======       =======

(c)Portfolio commenced operations on May 1, 2003.
(d)Computed on an annualized basis.
(e)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.
(f)Amount is less than $0.005

   The Accompanying Notes are an Integral Part of the Financial Statements.
                       (Prepared from Unaudited Figures)

                                                           Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

                                                         For the                                              For the Period
                                                        Six Months                                           April 30, 1999(a)
                                                          Ended          For the Year Ended December 31,          through
Index 400 Stock Portfolio                                June 30,    --------------------------------------    December 31,
(For a share outstanding throughout the period)            2004        2003      2002      2001      2000          1999
---------------------------------------------------------            ----------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period...................  $   1.28    $   0.95  $   1.12  $   1.14  $   1.11       $  1.00
  Income from Investment Operations:
    Net Investment Income (Loss).......................     (0.01)       0.01      0.01        --      0.02          0.01
    Net Realized and Unrealized Gains (Losses) on
     Investments.......................................      0.04        0.33     (0.17)    (0.01)     0.16          0.12
                                                         --------    --------  --------  --------  --------       -------
     Total from Investment Operations..................      0.03        0.34     (0.16)    (0.01)     0.18          0.13
                                                         --------    --------  --------  --------  --------       -------
  Less Distributions:
    Distributions from Net Investment Income...........      0.01       (0.01)    (0.01)       --     (0.02)        (0.01)
    Distributions from Realized Gains on Investments...      0.01          --        --     (0.01)    (0.13)        (0.01)
                                                         --------    --------  --------  --------  --------       -------
     Total Distributions...............................      0.02       (0.01)    (0.01)    (0.01)    (0.15)        (0.02)
                                                         --------    --------  --------  --------  --------       -------
Net Asset Value, End of Period.........................  $   1.33    $   1.28  $   0.95  $   1.12  $   1.14       $  1.11
                                                         ========    ========  ========  ========  ========       =======
Total Return(e)........................................     5.93%      35.01%   (14.54%)   (0.65%)   17.21%        12.83%
                                                         ========    ========  ========  ========  ========       =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)...............  $385,352    $342,500  $225,410  $210,734  $137,616       $59,644
                                                         ========    ========  ========  ========  ========       =======
Ratio of Gross Expenses to Average Net Assets..........     0.26%(d)    0.27%     0.28%     0.31%     0.32%         0.46%(d)
                                                         ========    ========  ========  ========  ========       =======
Ratio of Net Expenses to Average Net Assets(g).........     0.26%(d)    0.27%     0.28%     0.31%     0.32%         0.35%(d)
                                                         ========    ========  ========  ========  ========       =======
Ratio of Net Investment Income to Average Net Assets...     0.92%(d)    0.92%     0.86%     1.06%     1.71%         1.69%(d)
                                                         ========    ========  ========  ========  ========       =======
Portfolio Turnover Rate................................     6.77%       9.74%    15.60%    19.06%    54.60%        26.51%
                                                         ========    ========  ========  ========  ========       =======

                                                                  For the     For the Period
                                                                 Six Months   May 1, 2003(c)
                                                                   Ended         through
Janus Capital Appreciation Portfolio                              June 30,     December 31,
(For a share outstanding throughout the period)                     2004           2003
------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................  $  1.20        $  1.00
  Income from Investment Operations:
    Net Investment Income (Loss)................................       --             --
    Net Realized and Unrealized Gains (Losses) on Investments...     0.06           0.20
                                                                  -------        -------
     Total from Investment Operations...........................     0.06           0.20
                                                                  -------        -------
  Less Distributions:
    Distributions from Net Investment Income....................       --          (0.00)(f)
    Distributions from Realized Gains on Investments............       --          (0.00)(f)
                                                                  -------        -------
     Total Distributions........................................       --             --
                                                                  -------        -------
Net Asset Value, End of Period..................................  $  1.26        $  1.20
                                                                  =======        =======
Total Return(e).................................................    5.43%         19.90%
                                                                  =======        =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................  $44,469        $36,730
                                                                  =======        =======
Ratio of Expenses to Average Net Assets.........................    0.85%(d)       0.90%(d)
                                                                  =======        =======
Ratio of Net Investment Income to Average Net Assets............   (0.11%)(d)      0.07%(d)
                                                                  =======        =======
Portfolio Turnover Rate.........................................    8.42%         33.68%
                                                                  =======        =======

(a)Portfolio commenced operations on April 30, 1999.
(c)Portfolio commenced operations on May 1, 2003.
(d)Computed on an annualized basis.
(e)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.
(f)Amount is less than $0.005
(g)Portfolio subject to expense waiver agreement. See Note 9 of accompanying notes.

   The Accompanying Notes are an Integral Part of the Financial Statements.
                       (Prepared from Unaudited Figures)

Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

                                                         For the
                                                        Six Months
                                                          Ended               For the Year Ended December 31,
Growth Stock Portfolio                                   June 30,    ------------------------------------------------
(For a share outstanding throughout the period)            2004        2003      2002      2001      2000      1999
---------------------------------------------------------            -------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period...................  $   1.87    $   1.59  $   2.03  $   2.47  $   2.66  $   2.25
  Income from Investment Operations:
    Net Investment Income (Loss).......................     (0.02)       0.01      0.01      0.02      0.03      0.03
    Net Realized and Unrealized Gains (Losses) on
     Investments.......................................      0.02        0.28     (0.43)    (0.36)    (0.09)     0.47
                                                         --------    --------  --------  --------  --------  --------
     Total from Investment Operations..................        --        0.29     (0.42)    (0.34)    (0.06)     0.50
                                                         --------    --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income...........      0.01       (0.01)    (0.02)    (0.02)    (0.02)    (0.03)
    Distributions from Realized Gains on Investments...        --          --        --     (0.08)    (0.11)    (0.06)
                                                         --------    --------  --------  --------  --------  --------
     Total Distributions...............................      0.01       (0.01)    (0.02)    (0.10)    (0.13)    (0.09)
                                                         --------    --------  --------  --------  --------  --------
Net Asset Value, End of Period.........................  $   1.88    $   1.87  $   1.59  $   2.03  $   2.47  $   2.66
                                                         ========    ========  ========  ========  ========  ========
Total Return(e)........................................     1.08%      18.94%   (20.83%)  (14.22%)   (2.49%)   22.50%
                                                         ========    ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)...............  $663,970    $665,871  $551,421  $696,578  $770,816  $676,134
                                                         ========    ========  ========  ========  ========  ========
Ratio of Expenses to Average Net Assets................     0.43%(d)    0.43%     0.43%     0.43%     0.43%     0.43%
                                                         ========    ========  ========  ========  ========  ========
Ratio of Net Investment Income to Average Net Assets...     0.65%(d)    0.77%     0.76%     1.01%     1.12%     1.22%
                                                         ========    ========  ========  ========  ========  ========
Portfolio Turnover Rate................................    22.26%      40.89%    28.06%    27.98%    28.01%    27.26%
                                                         ========    ========  ========  ========  ========  ========

                                                         For the
                                                        Six Months
                                                          Ended               For the Year Ended December 31,
Large Cap Core Stock Portfolio                           June 30,    ------------------------------------------------
(For a share outstanding throughout the period)            2004        2003      2002      2001      2000      1999
---------------------------------------------------------            -------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period...................  $   1.07    $   0.87  $   1.22  $   1.37  $   1.56  $   1.62
  Income from Investment Operations:
    Net Investment Income (Loss).......................     (0.01)       0.01      0.01      0.01      0.01      0.01
    Net Realized and Unrealized Gains (Losses) on
     Investments.......................................        --        0.20     (0.35)    (0.11)    (0.11)     0.12
                                                         --------    --------  --------  --------  --------  --------
     Total from Investment Operations..................     (0.01)       0.21     (0.34)    (0.10)    (0.10)     0.13
                                                         --------    --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income...........      0.01       (0.01)    (0.01)    (0.01)    (0.01)       --
    Distributions from Realized Gains on Investments...        --          --        --     (0.04)    (0.08)    (0.19)
                                                         --------    --------  --------  --------  --------  --------
     Total Distributions...............................      0.01       (0.01)    (0.01)    (0.05)    (0.09)    (0.19)
                                                         --------    --------  --------  --------  --------  --------
Net Asset Value, End of Period.........................  $   1.07    $   1.07  $   0.87  $   1.22  $   1.37  $   1.56
                                                         ========    ========  ========  ========  ========  ========
Total Return(e)........................................     1.53%      24.05%   (28.20%)   (7.77%)   (6.97%)    7.47%
                                                         ========    ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)...............  $449,245    $447,554  $365,944  $548,672  $579,981  $661,552
                                                         ========    ========  ========  ========  ========  ========
Ratio of Expenses to Average Net Assets................     0.44%(d)    0.46%     0.58%     0.58%     0.57%     0.57%
                                                         ========    ========  ========  ========  ========  ========
Ratio of Net Investment Income to Average Net Assets...     1.04%(d)    1.07%     0.85%     0.75%     0.68%     0.80%
                                                         ========    ========  ========  ========  ========  ========
Portfolio Turnover Rate................................    21.98%      58.90%    29.20%    44.37%    47.67%   106.93%
                                                         ========    ========  ========  ========  ========  ========

(d)Computed on an annualized basis.
(e)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

   The Accompanying Notes are an Integral Part of the Financial Statements.
                       (Prepared from Unaudited Figures)

                                                           Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

                                                                  For the                          For the Period
                                                                 Six Months   For the Year Ended  July 31, 2001(b)
                                                                   Ended         December 31,         through
Capital Guardian Domestic Equity Portfolio                        June 30,    ------------------    December 31,
(For a share outstanding throughout the period)                     2004        2003      2002          2001
------------------------------------------------------------------            --------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................  $   1.00    $   0.76  $   0.97      $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................      0.01        0.01      0.01           --
    Net Realized and Unrealized Gains (Losses) on Investments...      0.04        0.24     (0.21)       (0.03)
                                                                  --------    --------  --------      -------
     Total from Investment Operations...........................      0.05        0.25     (0.20)       (0.03)
                                                                  --------    --------  --------      -------
  Less Distributions:
    Distributions from Net Investment Income....................        --       (0.01)    (0.01)          --
    Distributions from Realized Gains on Investments............        --          --        --           --
                                                                  --------    --------  --------      -------
     Total Distributions........................................        --       (0.01)    (0.01)          --
                                                                  --------    --------  --------      -------
Net Asset Value, End of Period..................................  $   1.05    $   1.00  $   0.76      $  0.97
                                                                  ========    ========  ========      =======
Total Return(e).................................................     4.89%      34.41%   (21.24%)      (2.19%)
                                                                  ========    ========  ========      =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................  $166,016    $136,099  $ 74,274      $40,722
                                                                  ========    ========  ========      =======
Ratio of Gross Expenses to Average Net Assets...................     0.63%(d)    0.67%     0.70%        0.90%(d)
                                                                  ========    ========  ========      =======
Ratio of Net Expenses to Average Net Assets(g)..................     0.63%(d)    0.67%     0.70%        0.75%(d)
                                                                  ========    ========  ========      =======
Ratio of Net Investment Income to Average Net Assets............     1.61%(d)    1.84%     1.54%        1.32%(d)
                                                                  ========    ========  ========      =======
Portfolio Turnover Rate.........................................    14.84%      29.20%    22.42%       18.98%
                                                                  ========    ========  ========      =======

                                                                  For the    For the Period
                                                                 Six Months  May 1, 2003(c)
                                                                   Ended        through
T. Rowe Price Equity Income Portfolio                             June 30,    December 31,
(For a share outstanding throughout the period)                     2004          2003
------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................  $  1.22       $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................     0.01          0.01
    Net Realized and Unrealized Gains (Losses) on Investments...     0.04          0.23
                                                                  -------       -------
     Total from Investment Operations...........................     0.05          0.24
                                                                  -------       -------
  Less Distributions:
    Distributions from Net Investment Income....................       --         (0.01)
    Distributions from Realized Gains on Investments............       --         (0.01)
                                                                  -------       -------
     Total Distributions........................................       --         (0.02)
                                                                  -------       -------
Net Asset Value, End of Period..................................  $  1.27       $  1.22
                                                                  =======       =======
Total Return(e).................................................    4.52%        23.64%
                                                                  =======       =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................  $65,668       $47,664
                                                                  =======       =======
Ratio of Gross Expenses to Average Net Assets...................    0.70%(d)      0.77%(d)
                                                                  =======       =======
Ratio of Net Expenses to Average Net Assets(g)..................    0.70%(d)      0.75%(d)
                                                                  =======       =======
Ratio of Net Investment Income to Average Net Assets............    1.48%(d)      1.88%(d)
                                                                  =======       =======
Portfolio Turnover Rate.........................................    6.43%        27.27%
                                                                  =======       =======

(b)Portfolio commenced operations July 31, 2001.
(c)Portfolio commenced operations on May 1, 2003.
(d)Computed on an annualized basis.
(e)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.
(g)Portfolio subject to expense waiver agreement. See Note 9 of accompanying notes.

   The Accompanying Notes are an Integral Part of the Financial Statements.
                       (Prepared from Unaudited Figures)

Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

                                                       For the
                                                      Six Months
                                                        Ended                    For the Year Ended December 31,
Index 500 Stock Portfolio                              June 30,    ----------------------------------------------------------
(For a share outstanding throughout the period)          2004         2003        2002        2001        2000        1999
------------------------------------------------------             -----------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period................ $     2.72    $     2.17  $     2.87  $     3.41  $     3.89  $     3.29
  Income from Investment Operations:
    Net Investment Income (Loss)....................      (0.05)         0.04        0.03        0.03        0.04        0.04
    Net Realized and Unrealized Gains (Losses) on
     Investments....................................       0.01          0.56       (0.64)      (0.43)      (0.37)       0.64
                                                     ----------    ----------  ----------  ----------  ----------  ----------
     Total from Investment Operations...............      (0.04)         0.60       (0.61)      (0.40)      (0.33)       0.68
                                                     ----------    ----------  ----------  ----------  ----------  ----------
  Less Distributions:
    Distributions from Net Investment Income........       0.04         (0.04)      (0.03)      (0.04)      (0.04)      (0.03)
    Distributions from Realized Gains on
     Investments....................................       0.03         (0.01)      (0.06)      (0.10)      (0.11)      (0.05)
                                                     ----------    ----------  ----------  ----------  ----------  ----------
     Total Distributions............................       0.07         (0.05)      (0.09)      (0.14)      (0.15)      (0.08)
                                                     ----------    ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period...................... $     2.75    $     2.72  $     2.17  $     2.87  $     3.41  $     3.89
                                                     ==========    ==========  ==========  ==========  ==========  ==========
Total Return(e).....................................      3.33%        28.43%     (22.07%)    (11.88%)     (8.75%)     20.91%
                                                     ==========    ==========  ==========  ==========  ==========  ==========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)............ $1,804,201    $1,756,120  $1,362,881  $1,821,875  $2,072,937  $2,271,956
                                                     ==========    ==========  ==========  ==========  ==========  ==========
Ratio of Expenses to Average Net Assets.............      0.20%(d)      0.20%       0.21%       0.21%       0.20%       0.20%
                                                     ==========    ==========  ==========  ==========  ==========  ==========
Ratio of Net Investment Income to Average Net
 Assets.............................................      1.43%(d)      1.59%       1.40%       1.13%       1.08%       1.16%
                                                     ==========    ==========  ==========  ==========  ==========  ==========
Portfolio Turnover Rate.............................      1.62%         2.44%       6.55%       2.92%       6.47%       5.65%
                                                     ==========    ==========  ==========  ==========  ==========  ==========

                                                                  For the                          For the Period
                                                                 Six Months   For the Year Ended  July 31, 2001(b)
                                                                   Ended         December 31,         through
Asset Allocation Portfolio                                        June 30,    ------------------    December 31,
(For a share outstanding throughout the period)                     2004        2003      2002          2001
------------------------------------------------------------------            --------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................  $   1.02    $   0.86  $   0.97      $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................      0.01        0.02      0.01         0.01
    Net Realized and Unrealized Gains (Losses) on Investments...      0.01        0.16     (0.11)       (0.03)
                                                                  --------    --------  --------      -------
     Total from Investment Operations...........................      0.02        0.18     (0.10)       (0.02)
                                                                  --------    --------  --------      -------
  Less Distributions:
    Distributions from Net Investment Income....................        --       (0.02)    (0.01)       (0.01)
    Distributions from Realized Gains on Investments............        --          --        --           --
                                                                  --------    --------  --------      -------
     Total Distributions........................................        --       (0.02)    (0.01)       (0.01)
                                                                  --------    --------  --------      -------
Net Asset Value, End of Period..................................  $   1.04    $   1.02  $   0.86      $  0.97
                                                                  ========    ========  ========      =======
Total Return(e).................................................     2.06%      20.63%   (10.26%)      (2.10%)
                                                                  ========    ========  ========      =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................  $165,734    $130,478  $ 87,260      $40,116
                                                                  ========    ========  ========      =======
Ratio of Gross Expenses to Average Net Assets...................     0.64%(d)    0.73%     0.87%        0.92%(d)
                                                                  ========    ========  ========      =======
Ratio of Net Expenses to Average Net Assets(g)..................     0.64%(d)    0.73%     0.75%        0.75%(d)
                                                                  ========    ========  ========      =======
Ratio of Net Investment Income to Average Net Assets............     1.80%(d)    1.83%     2.18%        2.19%(d)
                                                                  ========    ========  ========      =======
Portfolio Turnover Rate.........................................    40.79%     103.77%   112.73%       55.88%
                                                                  ========    ========  ========      =======

(b)Portfolio commenced operations July 31, 2001.
(d)Computed on an annualized basis.
(e)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.
(g)Portfolio subject to expense waiver agreement. See Note 9 of accompanying notes.

   The Accompanying Notes are an Integral Part of the Financial Statements.
                       (Prepared from Unaudited Figures)

                                                           Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

                                                       For the
                                                      Six Months
                                                        Ended                    For the Year Ended December 31,
Balanced Portfolio                                     June 30,    ----------------------------------------------------------
(For a share outstanding throughout the period)          2004         2003        2002        2001        2000        1999
------------------------------------------------------             -----------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period................ $     1.85    $     1.62  $     1.82  $     2.03  $     2.22  $     2.22
  Income from Investment Operations:
    Net Investment Income (Loss)....................      (0.08)         0.05        0.06        0.08        0.08        0.07
    Net Realized and Unrealized Gains (Losses) on
     Investments....................................      (0.12)         0.24       (0.20)      (0.13)      (0.09)       0.17
                                                     ----------    ----------  ----------  ----------  ----------  ----------
     Total from Investment Operations...............      (0.20)         0.29       (0.14)      (0.05)      (0.01)       0.24
                                                     ----------    ----------  ----------  ----------  ----------  ----------
  Less Distributions:
    Distributions from Net Investment Income........       0.05         (0.06)      (0.06)      (0.08)      (0.07)      (0.07)
    Distributions from Realized Gains on
     Investments....................................       0.07            --          --       (0.08)      (0.11)      (0.17)
                                                     ----------    ----------  ----------  ----------  ----------  ----------
     Total Distributions............................       0.12         (0.06)      (0.06)      (0.16)      (0.18)      (0.24)
                                                     ----------    ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period...................... $     1.77    $     1.85  $     1.62  $     1.82  $     2.03  $     2.22
                                                     ==========    ==========  ==========  ==========  ==========  ==========
Total Return(e).....................................      1.79%        17.99%      (7.54%)     (3.15%)     (0.17%)     11.18%
                                                     ==========    ==========  ==========  ==========  ==========  ==========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)............ $2,888,456    $2,891,488  $2,561,529  $3,011,137  $3,253,199  $3,557,900
                                                     ==========    ==========  ==========  ==========  ==========  ==========
Ratio of Expenses to Average Net Assets.............      0.30%(d)      0.30%       0.30%       0.30%       0.30%       0.30%
                                                     ==========    ==========  ==========  ==========  ==========  ==========
Ratio of Net Investment Income to Average Net
 Assets.............................................      2.44%(d)      2.74%       3.08%       3.75%       3.47%       3.36%
                                                     ==========    ==========  ==========  ==========  ==========  ==========
Portfolio Turnover Rate.............................     34.99%        69.56%      53.12%      50.37%      24.36%      27.16%
                                                     ==========    ==========  ==========  ==========  ==========  ==========

                                                         For the
                                                        Six Months
                                                          Ended                For the Year Ended December 31,
High Yield Bond Portfolio                                June 30,    ---------------------------------------------------
(For a share outstanding throughout the period)            2004          2003       2002      2001      2000      1999
---------------------------------------------------------            ----------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period...................  $   0.73    $   0.56     $   0.65  $   0.69  $   0.82  $   0.94
  Income from Investment Operations:
    Net Investment Income..............................     (0.08)       0.05         0.07      0.08      0.09      0.11
    Net Realized and Unrealized Gains (Losses) on
     Investments.......................................     (0.01)       0.12        (0.09)    (0.04)    (0.13)    (0.12)
                                                         --------    --------     --------  --------  --------  --------
     Total from Investment Operations..................     (0.09)       0.17        (0.02)     0.04     (0.04)    (0.01)
                                                         --------    --------     --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income...........      0.05       (0.00)(f)    (0.07)    (0.08)    (0.09)    (0.11)
    Distributions from Realized Gains on Investments...        --          --           --        --        --        --
                                                         --------    --------     --------  --------  --------  --------
     Total Distributions...............................      0.05       (0.00)       (0.07)    (0.08)    (0.09)    (0.11)
                                                         --------    --------     --------  --------  --------  --------
Net Asset Value, End of Period.........................  $   0.69    $   0.73     $   0.56  $   0.65  $   0.69  $   0.82
                                                         ========    ========     ========  ========  ========  ========
Total Return(e)........................................     2.81%      29.06%       (2.89%)    5.03%    (4.60%)   (0.44%)
                                                         ========    ========     ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)...............  $203,153    $199,371     $137,553  $147,670  $138,207  $161,424
                                                         ========    ========     ========  ========  ========  ========
Ratio of Gross Expenses to Average Net Assets..........     0.50%(d)    0.52%        0.54%     0.53%     0.53%     0.50%
                                                         ========    ========     ========  ========  ========  ========
Ratio of Net Expenses to Average Net Assets(g).........     0.50%(d)    0.52%        0.54%     0.53%     0.52%     0.50%
                                                         ========    ========     ========  ========  ========  ========
Ratio of Net Investment Income to Average Net Assets...     7.42%(d)    8.66%       10.37%    10.48%    10.90%    11.15%
                                                         ========    ========     ========  ========  ========  ========
Portfolio Turnover Rate................................    87.51%     182.10%       89.20%    96.41%   124.91%   139.87%
                                                         ========    ========     ========  ========  ========  ========

(d)Computed on an annualized basis.
(e)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.
(f)Amount is less than $0.005
(g)Portfolio subject to expense waiver agreement. See Note 9 of accompanying notes.

   The Accompanying Notes are an Integral Part of the Financial Statements.
                       (Prepared from Unaudited Figures)

Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

                                                         For the
                                                        Six Months
                                                          Ended               For the Year Ended December 31,
Select Bond Portfolio                                    June 30,    ------------------------------------------------
(For a share outstanding throughout the period)            2004        2003      2002      2001      2000      1999
---------------------------------------------------------            -------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period...................  $   1.26    $   1.27  $   1.20  $   1.16  $   1.13  $   1.25
  Income from Investment Operations:
    Net Investment Income..............................     (0.08)       0.05      0.05      0.06      0.08      0.08
    Net Realized and Unrealized Gains (Losses) on
     Investments.......................................     (0.10)       0.02      0.09      0.05      0.03     (0.09)
                                                         --------    --------  --------  --------  --------  --------
     Total from Investment Operations..................     (0.18)       0.07      0.14      0.11      0.11     (0.01)
                                                         --------    --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income...........      0.05       (0.05)    (0.06)    (0.07)    (0.08)    (0.08)
    Distributions from Realized Gains on Investments...      0.04       (0.03)    (0.01)       --        --     (0.03)
                                                         --------    --------  --------  --------  --------  --------
     Total Distributions...............................      0.09       (0.08)    (0.07)    (0.07)    (0.08)    (0.11)
                                                         --------    --------  --------  --------  --------  --------
Net Asset Value, End of Period.........................  $   1.17    $   1.26  $   1.27  $   1.20  $   1.16  $   1.13
                                                         ========    ========  ========  ========  ========  ========
Total Return(e)........................................     0.14%       5.49%    12.09%    10.37%    10.21%    (1.00%)
                                                         ========    ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)...............  $614,523    $621,325  $584,018  $405,406  $291,678  $286,493
                                                         ========    ========  ========  ========  ========  ========
Ratio of Expenses to Average Net Assets................     0.30%(d)    0.30%     0.30%     0.30%     0.30%     0.30%
                                                         ========    ========  ========  ========  ========  ========
Ratio of Net Investment Income to Average Net Assets...     3.93%(d)    4.03%     5.01%     6.15%     6.84%     6.56%
                                                         ========    ========  ========  ========  ========  ========
Portfolio Turnover Rate................................    66.41%     137.05%   184.37%   151.27%   139.89%    76.65%
                                                         ========    ========  ========  ========  ========  ========

                                                      For the
                                                     Six Months
                                                       Ended               For the Year Ended December 31,
Money Market Portfolio                                June 30,    ------------------------------------------------
(For a share outstanding throughout the period)         2004        2003      2002      2001      2000      1999
------------------------------------------------------            -------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period................  $   1.00    $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
  Income from Investment Operations:
    Net Investment Income...........................      0.01        0.01      0.02      0.04      0.06      0.05
                                                      --------    --------  --------  --------  --------  --------
     Total from Investment Operations...............      0.01        0.01      0.02      0.04      0.06      0.05
                                                      --------    --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income........     (0.01)      (0.01)    (0.02)    (0.04)    (0.06)    (0.05)
                                                      --------    --------  --------  --------  --------  --------
     Total Distributions............................     (0.01)      (0.01)    (0.02)    (0.04)    (0.06)    (0.05)
                                                      --------    --------  --------  --------  --------  --------
Net Asset Value, End of Period......................  $   1.00    $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                      ========    ========  ========  ========  ========  ========
Total Return(e).....................................     0.56%       1.23%     1.65%     3.91%     6.28%     5.10%
                                                      ========    ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)............  $364,175    $399,873  $501,313  $458,689  $384,455  $404,284
                                                      ========    ========  ========  ========  ========  ========
Ratio of Gross Expenses to Average Net Assets.......     0.30%(d)    0.30%     0.30%     0.30%     0.30%     0.30%
                                                      ========    ========  ========  ========  ========  ========
Ratio of Net Expenses to Average Net Assets(g)......     0.00%(d)    0.00%     0.27%     0.30%     0.30%     0.30%
                                                      ========    ========  ========  ========  ========  ========
Ratio of Net Investment Income to Average Net Assets     1.12%(d)    1.23%     1.63%     3.76%     6.08%     4.99%
                                                      ========    ========  ========  ========  ========  ========

(d)Computed on an annualized basis.
(e)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.
(g)Portfolio subject to expense waiver agreement. See Note 9 of accompanying notes.

   The Accompanying Notes are an Integral Part of the Financial Statements.
                       (Prepared from Unaudited Figures)

                                                           Financial Highlights

 Notes to Financial Statements


Northwestern Mutual Series Fund, Inc.
June 30, 2004 (Unaudited)

Note 1 -- Northwestern Mutual Series Fund, Inc. (the "Series Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Series Fund consists of the Small Cap Growth Stock Portfolio, T. Rowe Price Small Cap Value Portfolio, Aggressive Growth Stock Portfolio, International Growth Portfolio, Franklin Templeton International Equity Portfolio, AllianceBernstein Mid Cap Value Portfolio, Index 400 Stock Portfolio, Janus Capital Appreciation Portfolio, Growth Stock Portfolio, Large Cap Core Stock Portfolio, Capital Guardian Domestic Equity Portfolio, T. Rowe Price Equity Income Portfolio, Index 500 Stock Portfolio, Asset Allocation Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and the Money Market Portfolio (the "Portfolios"). Shares are presently offered only to The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") and its segregated asset accounts.

Note 2 -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principal accounting policies are summarized below.

Note 3 -- Stocks listed on a national or foreign stock exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Stocks listed on the NASDAQ Stock Market, Inc. ("NASDAQ") for which a NASDAQ Official Closing Price ("NOCP") is available are valued at the NOCP. If there has been no sale on such exchange or on NASDAQ, the security is valued at the prior day's price. Stocks traded only in the over-the-counter market and not on a securities exchange or NASDAQ are valued at the latest bid price. Bonds are valued on the basis of prices furnished by a service which determines prices for normal institutional-size trading units of bonds. Securities for which current market quotations are not readily available are valued at fair value determined by procedures approved by the Board of Directors. The fair value procedure is used if a significant event that is likely to have affected the value of the securities takes place after the time of the most recent market quotations or the market quotations for other reasons do not reflect information material to the value of those securities. Generally, money market investments, other than in the Money Market Portfolio, with maturities exceeding sixty days are valued by marking to market on the basis of an average of the most recent bid prices or yields. Generally, money market investments with maturities of sixty days or less and all securities in the Money Market Portfolio are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

Note 4 -- Certain of the Portfolios may have securities and other assets and liabilities denominated in foreign currencies which are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Portfolios purchase or sell a foreign security they may enter into a foreign currency exchange contract to minimize market risk from the trade date to the settlement date of such transaction. Such foreign currency exchange contracts are marked to market daily.

The Portfolios may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is recorded. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

The Portfolios do not separately report the results of operations due to changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of dividends and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid.

Note 5 -- The Small Cap Growth Stock, Aggressive Growth Stock, Index 400 Stock, Growth Stock, Index 500 Stock, Asset Allocation, Balanced and Select Bond Portfolios invest in futures contracts as an alternative to investing in individual securities and could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Portfolios receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin", are recorded by the Portfolios as unrealized gains or losses.

Notes to Financial Statements

 Notes to Financial Statements


When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

For federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is generally required to be treated as realized gains (losses).

Note 6 -- The Series Fund has a securities lending program that enables each Portfolio, except the Money Market Portfolio, to loan securities to approved broker-dealers. The Portfolio receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral shall be invested by the Portfolio to earn interest in accordance with the Portfolio's investment policies. The collateral received under the securities lending program is recorded on the Portfolio's statement of assets and liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is recorded as income for the Portfolio. All collateral received will be in an amount at least equal to
102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Thereafter, each loan must be continuously secured by collateral at least equal at all times to the value of the securities lent. In addition, the Portfolio is entitled to terminate a securities loan at any time. The primary risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of June 30, 2004, the value of outstanding securities on loan and the value of collateral amounted to the following:

                                   Value of        Value of
                  Portfolio   Securities on Loan  Collateral
                  ---------   ------------------ ------------
                  Balanced...    $219,064,261    $226,347,000
                  Select Bond      54,694,283      56,231,375

As of June 30, 2004, collateral received for securities on loan is invested in money market instruments and included in Investments on the Portfolio's Statement of Assets and Liabilities.

Note 7 -- The Asset Allocation, Balanced and Select Bond Portfolios have entered into mortgage dollar rolls. Dollar roll transactions consist of the sale by a portfolio to a bank or broker/dealer (the "counterparty") of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at a similar price. As of June 30, 2004, the following mortgage dollar rolls were outstanding:

                                                       Obligation
              Portfolio           Cost        Value    Liability
              ---------        ----------- ----------- -----------
              Asset Allocation $ 2,217,291 $ 2,229,352 $ 2,223,567
              Balanced........  78,528,962  79,537,735  78,751,223
              Select Bond.....  56,428,095  57,152,942  56,587,804

The obligation liability is included in Due on Purchase of Securities and Securities Lending Collateral on the Portfolio's Statement of Assets and Liabilities. Securities subject to these agreements had a contractual maturity of July 1, 2034. The weighted average interest rate was 4.50% for the Asset Allocation Portfolio, 4.50% for the Balanced Portfolio, and 4.50% for the Select Bond Portfolio.



Note 8 -- Interest income is recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the effective interest method. Securities transactions are accounted for on trade date. The basis for determining cost on sale of securities is identified cost. For the year ended June 30, 2004, transactions in securities other than money market investments were:

                                                     U.S.      Total    U.S. Govt.
                                          Total      Govt.    Security   Security
                                        Security   Security    Sales/     Sales/
Portfolio                               Purchases  Purchases Maturities Maturities
---------                               ---------- --------- ---------- ----------
                                                  (Amounts in thousands)
Small Cap Growth Stock................. $  164,311 $     --   $151,537   $     --
T. Rowe Price Small Cap Value..........     47,673       --     28,390         --
Aggressive Growth Stock................    465,022       --    496,552         --
International Growth...................     37,225       --     22,840         --
Franklin Templeton International Equity     88,145       --     60,290         --
AllianceBernstein Mid Cap Value........     17,716       --      9,182         --
Index 400 Stock........................     35,423       --     23,101         --
Janus Capital Appreciation.............      3,049       --      4,245         --
Growth Stock...........................    142,696       --    144,243         --
Large Cap Core Stock...................     96,294       --    102,823         --
Capital Guardian Domestic Equity.......     39,689       --     20,883         --
T. Rowe Price Equity Income............     26,025       --      9,608         --
Index 500 Stock........................     30,809       --     28,459         --
Asset Allocation.......................     88,233   25,538     54,747     11,285
Balanced...............................  1,021,705  559,621    876,540    471,145
High Yield Bond........................    171,502       --    166,980         --
Select Bond............................    413,979  109,264    395,064    130,483


                                                  Notes to Financial Statements

 Notes to Financial Statements



Note 9 -- The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services. Certain Portfolios, listed below, pay at a fixed annual rate based on the average daily net asset values of the Portfolio.

                      Portfolio                       Fee
                      ---------                       ----
                      T. Rowe Price Small Cap Value.. .85%
                      AllianceBernstein Mid Cap Value .85%
                      Index 400 Stock................ .25%
                      Index 500 Stock................ .20%
                      Balanced....................... .30%
                      Select Bond.................... .30%
                      Money Market................... .30%

For the other Portfolios the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedules:

                                                  First   Next
                                                   $50     $50
         Portfolio                               Million Million Excess
         ---------                               ------- ------- ------
         Small Cap Growth Stock.................  .80%    .65%    .50%
         Aggressive Growth Stock................  .80%    .65%    .50%
         Franklin Templeton International Equity  .85%    .65%    .65%
         Growth Stock...........................  .60%    .50%    .40%
         Large Cap Core Stock...................  .60%    .50%    .40%
         High Yield Bond........................  .60%    .50%    .40%

                                                  First   Next
                                                  $100    $150
         Portfolio                               Million Million Excess
         ---------                               ------- ------- ------
         International Growth...................  .75%    .65%    .55%
         Capital Guardian Domestic Equity.......  .65%    .55%    .50%
         Asset Allocation.......................  .60%    .50%    .40%

                                                  First
                                                  $500
         Portfolio                               Million Excess
         ---------                               ------- -------
         T. Rowe Price Equity Income............   65%     60%

                                                  First   Next
                                                  $100    $400
         Portfolio                               Million Million Excess
         ---------                               ------- ------- ------
         Janus Capital Appreciation.............  .80%    .75%    .70%

The Series Fund's advisor, Mason Street Advisors, LLC ("MSA"), a wholly owned subsidiary of Northwestern Mutual, which is the manager and investment adviser of the Series Fund, contractually agreed to waive the management fee and absorb certain other operating expenses to the extent necessary so that Total Operating Expenses will not exceed the following amounts:

            Portfolio                                 Expiration
            ---------                              -----------------
            T. Rowe Price Small Cap Value... 1.00% December 31, 2006
            International Growth............ 1.10% December 31, 2006
            AllianceBernstein Mid Cap Value. 1.00% December 31, 2008
            Janus Capital Appreciation...... 0.90% December 31, 2008
            Capital Guardian Domestic Equity 0.75% December 31, 2006
            T. Rowe Price Equity Income..... 0.75% December 31, 2008
            Asset Allocation................ 0.75% December 31, 2006

MSA has voluntarily waived its management fee since December 2, 2002 for the Money Market Portfolio.

The investment advisory fee is paid to MSA. Other costs for each Portfolio are paid either by the Portfolios or MSA depending upon the applicable agreement in place.

All of the Portfolios, except for the Balanced, Select Bond and Money Market Portfolios, pay their own custodian fees. Certain Portfolios, listed below, pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for Portfolios that maintain compensating balances in non-interest bearing accounts. These Portfolios could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. For the six months ended June 30, 2004, the amounts paid through expense offset arrangements were as follows:

                    Portfolio                        Amount
                    ---------                        ------
                    Small Cap Growth Stock.......... $  509
                    T. Rowe Price Small Cap Value...    254
                    Aggressive Growth Stock.........  1,979
                    AllianceBernstein Mid Cap Value.    260
                    Index 400 Stock.................    287
                    Janus Capital Appreciation......    271
                    Growth Stock....................    306
                    Large Cap Core Stock............    249
                    Capital Guardian Domestic Equity    339
                    T. Rowe Price Equity Income.....    173
                    Index 500 Stock.................    328
                    Asset Allocation................    421
                    High Yield Bond.................     96

T. Rowe Price Associates, Inc. ("T. Rowe Price"), Templeton Investment Counsel, LLC. ("Templeton Counsel"), Alliance Capital Management L.P., ("Alliance Capital Management"), Janus Capital Management, LLC ("Janus Capital") and Capital Guardian Trust Company ("Capital Guardian") have been retained under investment subadvisory agreements to provide investment advice and, in general, to conduct the management investment programs of the T. Rowe Price Small Cap Value and T. Rowe Price Equity Income Portfolios, the Franklin Templeton International Equity Portfolio, the AllianceBernstein Mid Cap Value Portfolio, the Janus Capital Appreciation Portfolio and the Capital Guardian Domestic Equity Portfolio, respectively. MSA pays T. Rowe Price an annual rate of .60% of the T. Rowe Price Small Cap Value Portfolio's average daily net assets. MSA pays Templeton Counsel .50% on the first $100 million of combined net assets for all funds managed for Northwestern Mutual by Templeton Counsel and .40% in excess of $100 million. MSA pays Alliance Capital Management .72% on the first $100 million of the Portfolio's assets, .54% on the next $400 million, and .50% in excess of $500 million, with a

Notes to Financial Statements

 Notes to Financial Statements


minimum amount of $16,000. MSA pays Janus Capital .55% on the first $100 million of the Portfolio's assets, .50% on the next $400 million, and .45% on assets in excess of $500 million. MSA pays Capital Guardian a flat annual fee of $375,000 on the Portfolio's assets of $100 million or less and .275% on net assets in excess of $100 million. For the T. Rowe Price Equity Income Portfolio, MSA pays T. Rowe Price .40% of the Portfolio's assets, reduced to ..35% on assets in excess of $500 million.

Commissions paid on Portfolio transactions to an affiliated broker for the six months ended June 30, 2004, were as follows:

                    Portfolio                       Amount
                    ---------                       -------
                    Small Cap Growth Stock......... $19,510
                    T. Rowe Small Cap Value........     165
                    Aggressive Growth Stock........  61,610
                    AllianceBernstein Mid Cap Value  29,955
                    T. Rowe Equity Income..........     440



Note 10 -- Each of the Portfolios of the Series Fund has elected to be taxed as a regulated investment company meeting certain requirements under the Internal Revenue Code. Since each expects to distribute all net investment income and net realized capital gains, the Portfolios anticipate incurring no federal income taxes.

Taxable distributions from net investment income and realized capital gains in the Portfolios may differ from book amounts earned during the period due to differences in the timing of capital gains recognition and due to the reclassification of certain gains or losses between capital and income. The differences between cost amounts for book purposes and tax purposes are primarily due to treatment of deferred losses.

It is the policy of the Portfolios to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the Statements of Assets and Liabilities.

Certain losses incurred by the Portfolios after October 31/st/ are deferred and deemed to have occurred in the next fiscal year for income tax purposes. Net realized capital losses for federal income tax purposes are carried forward to offset future net realized gains. A summary of the Portfolios' post-October losses and capital loss carryovers as of December 31, 2003 is provided below:

                                                Post
                                              October         Capital Loss
                                               Losses          Carryovers
                                          ---------------- -------------------
                                                  Foreign
  Portfolio                               Capital Currency  Amount  Expiration
  ---------                               ------- -------- -------- ----------
                                                 (Amounts in Thousands)
  Small Cap Growth Stock.................  $ --     $ --   $ 25,729 2009-2010
  T. Rowe Price Small Cap Value..........    --       --         --        --
  Aggressive Growth Stock................    --       --    203,512 2010-2011
  International Growth...................    --       --      5,314 2009-2011
  Franklin Templeton International Equity    --      124    120,208 2009-2011
  AllianceBernstein Mid Cap Value........    --       --         --        --
  Index 400 Stock........................    11       --         --        --
  Janus Capital Appreciation.............   103       --         --        --
  Growth Stock...........................    --       --     95,156 2009-2010
  Large Cap Core Stock...................    --       --    165,024 2009-2011
  Capital Guardian Domestic Equity.......    --       --      3,619 2009-2011
  T. Rowe Price Equity Income............    --       --         --        --
  Index 500 Stock........................    --       --         --        --
  Asset Allocation.......................    --       --        556      2010
  Balanced...............................    --       --         --        --
  High Yield Bond........................    --       --     76,427 2006-2010
  Select Bond............................    --       --         --        --
  Money Market...........................    --       --         --        --


Note 11 -- Dividends from net investment income and net realized capital gains are declared each business day for the Money Market Portfolio and at least annually for the remaining portfolios of the Series Fund when applicable.

Note 12 -- Northwestern Mutual voluntarily reimburses the Franklin Templeton International Equity and International Growth Portfolios for the benefit Northwestern Mutual receives from foreign dividend taxes charged against the Portfolios. The amounts reimbursed represent approximately 65% of the foreign dividend taxes withheld from the Portfolios. Reimbursements are recorded when foreign dividend taxes are accrued. Voluntary reimbursements for the six months ended June 30, 2004 and the year ended December 31, 2003 are summarized below:

                                          2004           2003
              Portfolio              Reimbursements Reimbursements
              ---------              -------------- --------------
              International Growth..   $   63,323     $   68,922
              Franklin Templeton
                International Equity    1,245,312     $1,469,313


                                                  Notes to Financial Statements

 Notes to Financial Statements


Note 13 -- Distributions to Shareholders

When applicable, each of the Portfolios made distributions during the year of ordinary income and long-term capital gains. The tax character of distributions paid for the periods ended June 30, 2004 and December 31, 2003 were as follows:

                                        2004 Distributions Paid 2003 Distributions Paid
                                                From:                   From:
                                        ----------------------- -----------------------
                                        Ordinary   Long-term    Ordinary   Long-term
Portfolio                                Income   Capital Gain   Income   Capital Gain
---------                               --------  ------------  --------  ------------
                                                  (Amounts in Thousands)
Small Cap Growth Stock................. $    --     $    --     $    --      $   --
T. Rowe Price Small Cap Value..........     902       1,353          --          --
Aggressive Growth Stock................      --          --          --          --
International Growth...................       7          --         420          --
Franklin Templeton International Equity  14,574          --      11,039          --
AllianceBernstein Mid Cap Value........      81           4         541          --
Index 400 Stock........................   2,523       2,268       1,934          --
Janus Capital Appreciation.............      --          --          91          --
Growth Stock...........................   4,542          --       4,774          --
Large Cap Core Stock...................   4,200          --       3,770          --
Capital Guardian Domestic Equity.......      19          --       1,804          --
T. Rowe Price Equity Income............     196          --         651          --
Index 500 Stock........................  27,017      16,060      21,914       8,037
Asset Allocation.......................      --          --       2,122          --
Balanced...............................  79,236      98,255      85,974          --
High Yield Bond........................  14,552          --         362          --
Select Bond............................  39,008       4,298      38,274          --
Money Market...........................   2,073          --       5,836          --

As of June 30 2004, the tax basis amounts were as follows:

                                        Undistributed Undistributed               Unrealized
                                          Ordinary      Long-term   Accumulated  Appreciation
Portfolio                                  Income         Gains       Losses    (Depreciation)
---------                               ------------- ------------- ----------- --------------
                                                        (Amounts in Thousands)
Small Cap Growth Stock.................    $  (652)      $    --     $    (513)    $ 59,904
T. Rowe Price Small Cap Value..........      2,624           673            --       31,787
Aggressive Growth Stock................        811            --      (163,036)     222,305
International Growth...................        430            --        (2,828)      15,924
Franklin Templeton International Equity     13,143            --      (100,966)     141,540
AllianceBernstein Mid Cap Value........      1,660           941            --        9,375
Index 400 Stock........................       (148)        5,134            --       57,560
Janus Capital Appreciation.............        (21)           --          (126)       7,756
Growth Stock...........................      2,163            --       (75,412)      64,575
Large Cap Core Stock...................      2,331            --      (167,353)      43,602
Capital Guardian Domestic Equity.......       (149)        1,615            --       20,239
T. Rowe Price Equity Income............      1,016           243            --        7,917
Index 500 Stock........................      9,251        15,655            --      398,469
Asset Allocation.......................      1,146         1,030            --       11,959
Balanced...............................     27,928         8,874            --      579,212
High Yield Bond........................      7,427            --       (71,030)       2,687
Select Bond............................      2,698            --          (553)      (3,961)
Money Market...........................         --            --            --           --

Note 14 -- Proxy Voting Guidelines

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

Notes to Financial Statements

Fidelity(R) Variable Insurance Products:
Mid Cap Portfolio

                                     [LOGO]

Semiannual Report
June 30, 2004

[LOGO Fidelity INVESTMENTS(R)]

Contents

Investment Summary      3   A summary of the fund's investments at period end.

Investments             4   A complete list of the fund's investments with their
                            market values.

Financial Statements   18   Statements of assets and liabilities, operations,
                            and changes in net assets, as well as financial highlights.

Notes                  22   Notes to the financial statements.

For a free copy of the fund's proxy voting guidelines call 800-221-5207 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

--------------------------------------------------------------------------------
Mid Cap Portfolio                      2
--------------------------------------------------------------------------------

Fidelity Variable Insurance Products: Mid Cap Portfolio
Investment Summary

--------------------------------------------------------------------------------
Top Five Stocks as of June 30, 2004
--------------------------------------------------------------------------------
                                                                     % of fund's
                                                                      net assets
                                                                     -----------
Newmont Mining Corp.                                                      3.5
Invitrogen Corp.                                                          2.9
Nucor Corp.                                                               2.6
Charles River Laboratories International, Inc.                            2.0
Steel Dynamics, Inc.                                                      1.9
                                                                         ----
                                                                         12.9
                                                                         ----

--------------------------------------------------------------------------------
Top Five Market Sectors as of June 30, 2004
--------------------------------------------------------------------------------
                                                                     % of fund's
                                                                      net assets
                                                                     -----------
Materials                                                                21.0
Health Care                                                              19.1
Energy                                                                   15.6
Consumer Discretionary                                                   12.1
Industrials                                                               8.6

--------------------------------------------------------------------------------
Asset Allocation as of June 30, 2004
--------------------------------------------------------------------------------

                              [CHART APPEARS HERE]

                                    Pie Chart

% of fund's net assets*

Stocks                    98.9%

Short-Term
Investments and
Net Other Assets           1.1%

*    Foreign investments  26.8%

--------------------------------------------------------------------------------
                                       3                       Semiannual Report
--------------------------------------------------------------------------------

Fidelity Variable Insurance Products: Mid Cap Portfolio
Investments June 30, 2004 (Unaudited)
Showing Percentage of Net Assets

--------------------------------------------------------------------------------
Common Stocks -- 98.9%
--------------------------------------------------------------------------------

                                                        Shares    Value (Note 1)
                                                      ---------   --------------
CONSUMER DISCRETIONARY - 12.1%
Auto Components - 1.5%
Autoliv, Inc. .....................................     192,500      $ 8,123,500
China Yuchai International Ltd. ...................         100            1,822
Gentex Corp. ......................................     340,900       13,526,912
IMPCO Technologies, Inc. (a)(c) ...................   1,134,900        7,183,917
Johnson Controls, Inc. ............................         200           10,676
Nokian Tyres Ltd. .................................     158,750       15,502,473
Starcraft Corp. (a) ...............................         105            1,428
Superior Industries International, Inc. ...........         100            3,345
                                                                     -----------
                                                                      44,354,073
                                                                     -----------

Automobiles - 0.1%
Bajaj Auto Ltd. ...................................      35,300          678,589
Denway Motors Ltd. ................................       4,000            1,449
Fiat Spa sponsord ADR .............................         100              845
Harley-Davidson, Inc. .............................         100            6,194
Hero Honda Motors Ltd. ............................     155,171        1,710,341
Mahindra & Mahindra Ltd. ..........................         100              962
Maruti Udyog Ltd. .................................         100              877
Monaco Coach Corp. ................................         200            5,634
Tata Motors Ltd. ..................................         100              827
Thor Industries, Inc. .............................         200            6,692
                                                                     -----------
                                                                       2,412,410
                                                                     -----------

Distributors - 0.0%
Advanced Marketing Services, Inc. .................         100            1,291
Educational Development Corp. .....................         100            1,103
Li & Fung Ltd. ....................................       2,000            2,923
                                                                     -----------
                                                                           5,317
                                                                     -----------

Hotels, Restaurants & Leisure - 2.4%
Accor SA ..........................................         100            4,231
AFC Enterprises, Inc. (a) .........................         100            2,150
Applebee's International, Inc. ....................         150            3,453
Buffalo Wild Wings, Inc. ..........................      91,400        2,527,210
Chicago Pizza & Brewery, Inc. (a) .................         100            1,521
Greek Organization of Football Prognostics SA .....         100            1,893
GTECH Holdings Corp. ..............................          22              998
Jurys Doyle Hotel Group PLC (Ireland) .............         100            1,268
Krispy Kreme Doughnuts, Inc. (a) ..................      93,000        1,775,370
Kuoni Reisen Holding AG Class B (Reg.) ............         100           43,141
Outback Steakhouse, Inc. ..........................     808,100       33,423,016
P.F. Chang's China Bistro, Inc. (a) ...............         100            4,115
Panera Bread Co. Class A (a) ......................         100            3,588
Red Robin Gourmet Burgers, Inc. (a) ...............       8,800          240,856
Royal Caribbean Cruises Ltd. ......................     120,800        5,243,928
Sonic Corp. (a) ...................................   1,298,025       29,530,069
Starbucks Corp. (a) ...............................         100            4,348
Total Entertainment Restaurant Corp. (a) ..........         100            1,353
                                                                     -----------
                                                                      72,812,508
                                                                     -----------

Household Durables - 1.7%
Alba PLC ..........................................     756,464       11,113,708
CFM, Inc. (a) .....................................         100              731
Fedders Corp. .....................................         100      $       435
Garmin Ltd. .......................................          51            1,889
Harman International Industries, Inc. .............     155,300       14,132,300
Hovnanian Enterprises, Inc. Class A (a) ...........         200            6,942
Lennar Corp.:
   Class A ........................................         200            8,944
   Class B ........................................          20              829
LG Electronics, Inc. ..............................     167,270        7,939,712
Makita Corp. sponsored ADR ........................         100            1,530
Mohawk Industries, Inc. (a) .......................         100            7,333
Rational AG .......................................      39,471        2,565,800
Sekisui House Ltd. ................................     877,000        9,875,876
Skyworth Digital Holdings Ltd. ....................       2,000              526
Techtronic Industries Co. Ltd. ....................       4,000            6,385
The Stanley Works .................................         100            4,558
Toll Brothers, Inc. (a) ...........................      94,300        3,990,776
William Lyon Homes, Inc. (a) ......................         100            9,215
                                                                     -----------
                                                                      49,667,489
                                                                     -----------

Internet & Catalog Retail - 0.0%
1 -800-FLOWERS.com, Inc. Class A (a) . ............         200            1,628
Alloy, Inc. (a) ...................................         100              615
Drugstore.com, Inc. (a) ...........................         100              349
eBay, Inc. (a) ....................................         100            9,195
GSI Commerce, Inc. (a) ............................         100              963
InterActiveCorp (a) ...............................         487           14,678
J. Jill Group, Inc. (a) ...........................         100            2,359
Netflix, Inc. (a) .................................         400           14,380
Overstock.com, Inc. (a) ...........................         100            3,908
Rakuten, Inc. .....................................           1            7,746
Sportsmans Guide, Inc. (a) ........................         100            2,340
ValueVision Media, Inc. Class A (a) ...............         100            1,302
                                                                     -----------
                                                                          59,463
                                                                     -----------

Leisure Equipment & Products - 0.0%
Arctic Cat, Inc. ..................................         100            2,753
Asia Optical Co., Inc. ............................      25,000          151,921
Leapfrog Enterprises, Inc. Class A (a) ............         100            1,989
Mega Bloks, Inc. (a) ..............................         100            1,649
Oakley, Inc. ......................................         100            1,294
Polaris Industries, Inc. ..........................         200            9,600
SCP Pool Corp. ....................................         150            6,750
SHIMANO, Inc. .....................................         100            2,418
                                                                     -----------
                                                                         178,374
                                                                     -----------

Media - 0.7%
Astral Media, Inc. Class A (non-vtg.) .............     365,800        7,801,942
British Sky Broadcasting Group PLC (BSkyB) ........         100            1,132
Chum Ltd. Class B (non-vtg.) ......................         200            4,198
Clear Media Ltd. (a) ..............................       1,000              795
Cumulus Media, Inc. Class A (a) ...................         100            1,681
E.W. Scripps Co. Class A ..........................         100           10,500
EchoStar Communications Corp. Class A (a) .........         100            3,075

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
Mid Cap Portfolio                      4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks - continued
--------------------------------------------------------------------------------

                                                        Shares    Value (Note 1)
                                                      ---------   --------------
CONSUMER DISCRETIONARY - continued
Media - continued
Entercom Communications Corp. Class A (a) .........         100     $      3,730
Entravision Communications Corp. Class A (a) ......         100              768
Fox Entertainment Group, Inc. Class A (a) .........         100            2,670
Gemstar-TV Guide International, Inc. (a) ..........         100              480
Getty Images, Inc. (a) ............................         100            6,000
Grupo Televisa SA de CV sponsored ADR .............         100            4,527
Harris Interactive, Inc. (a) ......................         100              672
Insignia Systems, Inc. (a) ........................         100              150
Modern Times Group AB (MTG) (B Shares) (a) ........         100            1,943
News Corp. Ltd. sponsored ADR .....................           9              296
Omnicom Group, Inc. ...............................         100            7,589
Padmalaya Telefilms Ltd. ..........................         100              115
Pixar (a) .........................................         100            6,951
Radio One, Inc. Class A (a) .......................         100            1,611
Saga Communications, Inc. Class A (a) .............         100            1,825
Salem Communications Corp. Class A (a) ............      36,900        1,001,097
SBS Broadcasting SA (a) ...........................         100            3,071
Scholastic Corp. (a) ..............................         100            2,995
SKY Perfect Communications, Inc. ..................       4,246        4,974,878
Sogecable SA (a) ..................................     129,200        5,223,522
Spanish Broadcasting System, Inc. Class A (a) .....         100              931
Television Broadcasts Ltd. ........................       1,000            4,282
The DIRECTV Group, Inc. (a) .......................          82            1,402
The Reader's Digest Association, Inc.
   (non-vtg.) .....................................         100            1,599
TiVo, Inc. (a) ....................................     195,200        1,383,968
Torstar Corp. Class B .............................         100            2,023
Univision Communications, Inc. Class A (a) ........         100            3,193
Washington Post Co. Class B .......................         100           93,001
Westwood One, Inc. (a) ............................         100            2,380
Yell Group PLC ....................................         100              627
Zee Telefilms Ltd. ................................     695,914        1,907,993
                                                                    ------------
                                                                      22,469,612
                                                                    ------------

Multiline Retail - 0.2%
99 Cents Only Stores (a) ..........................         100            1,525
Big Lots, Inc. (a) ................................         100            1,446
Dollar General Corp. ..............................         100            1,956
Dollar Tree Stores, Inc. (a) ......................         100            2,743
Don Quijote Co. Ltd. ..............................      94,000        6,066,235
Family Dollar Stores, Inc. ........................         100            3,042
Kohl's Corp. (a) ..................................         100            4,228
                                                                    ------------
                                                                       6,081,175
                                                                    ------------

Specialty Retail - 4.1%
Abercrombie & Fitch Co. Class A ...................         100            3,875
AC Moore Arts & Crafts, Inc. (a) ..................     707,100       19,452,321
Advance Auto Parts, Inc. (a) ......................         200     $      8,836
AutoZone, Inc. (a) ................................         100            8,010
Bed Bath & Beyond, Inc. (a) .......................         100            3,845
Best Buy Co., Inc. ................................         200           10,148
Cabela's, Inc. Class A ............................         900           24,255
Cache, Inc. (a) ...................................         150            2,027
CarMax, Inc. (a) ..................................   1,313,800       28,732,806
Chico's FAS, Inc. (a) .............................      42,700        1,928,332
Christopher & Banks Corp. .........................          51              903
Cole National Corp. Class A (a) ...................         100            2,335
Cost Plus, Inc. (a) ...............................         100            3,245
Deb Shops, Inc. ...................................         100            2,406
Esprit Holdings Ltd. ..............................         500            2,237
Forzani Group Ltd. Class A (a) ....................         100            1,026
French Connection Group PLC .......................         100              755
Genesco, Inc. (a) .................................         100            2,363
Group 1 Automotive, Inc. (a) ......................         100            3,321
Guitar Center, Inc. (a) ...........................         100            4,447
Hibbett Sporting Goods, Inc. (a) ..................         150            4,103
Hot Topic, Inc. (a) ...............................     181,983        3,728,832
Kirkland's, Inc. (a) ..............................         100            1,193
KOMERI Co. Ltd. ...................................     659,700       17,912,707
Michaels Stores, Inc. ..............................        100            5,500
Nitori Co. Ltd. ...................................     274,600       17,465,802
O'Reilly Automotive, Inc. (a) .....................         100            4,520
Pacific Sunwear of California, Inc. (a) ...........     151,100        2,957,027
Peacock Group PLC .................................   1,271,844        5,993,242
PETsMART, Inc. ....................................         100            3,245
Pier 1 Imports, Inc. ..............................         100            1,769
RONA, Inc. (a) ....................................     100,000        2,159,832
Ross Stores, Inc. .................................     408,200       10,923,432
Sa Sa International Holdings Ltd. .................       2,000              782
Select Comfort Corp. (a) ..........................     346,900        9,851,960
Sharper Image Corp. (a) ...........................         100            3,139
Shimamura Co. Ltd. ................................         100            8,797
Signet Group PLC ..................................         100              208
Sports Authority, Inc. (a) ........................         100            3,590
Staples, Inc. .....................................         100            2,931
Talbots, Inc. .....................................         100            3,915
TBC Corp. (a) .....................................         100            2,380
The Bombay Company, Inc. (a) ......................         100              613
Tiffany & Co., Inc. ...............................         100            3,685
TJX Companies, Inc. ...............................         100            2,414
Too, Inc. (a) .....................................         100            1,670
Tractor Supply Co. (a) ............................         100            4,182
Urban Outfitters, Inc. (a) ........................         200           12,182
Weight Watchers International, Inc. (a) . .........         100            3,914
Williams-Sonoma, Inc. (a) .........................         200            6,592
                                                                    ------------
                                                                     121,271,651
                                                                    ------------

Textiles Apparel & Luxury Goods - 1.4%
Adidas-Salomon AG .................................         100           11,968
Brown Shoe Co., Inc. ..............................         100            4,093
Coach, Inc. (a) ...................................         200            9,038

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       5                       Semiannual Report
--------------------------------------------------------------------------------

Fidelity Variable Insurance Products: Mid Cap Portfolio
Investments (Unaudited) - continued

--------------------------------------------------------------------------------
Common Stocks - continued
--------------------------------------------------------------------------------

                                                       Shares     Value (Note 1)
                                                     ----------   --------------
CONSUMER DISCRETIONARY - continued
Textiles Apparel & Luxury Goods - continued
Columbia Sportswear Co. (a) ......................      579,600     $ 31,657,752
Compagnie Financiere Richemont unit ..............          100            2,617
DHB Industries, Inc. (a) .........................          100            1,518
Fossil, Inc. (a) .................................      258,600        7,046,850
Gildan Activewear, Inc. Class A
   (sub. vtg.) (a) ...............................          100            2,870
K-Swiss, Inc. Class A ............................          200            4,042
Kenneth Cole Productions, Inc. Class A ...........          100            3,427
Liz Claiborne, Inc. ..............................          100            3,598
NIKE, Inc. Class B ...............................          100            7,575
Polo Ralph Lauren Corp. Class A ..................          100            3,445
Quiksilver, Inc. (a) .............................          200            4,762
Ted Baker PLC ....................................      300,835        2,279,668
The Swatch Group AG (Bearer) .....................          100           13,046
Timberland Co. Class A (a) .......................          100            6,459
Weyco Group, Inc. ................................          100            3,429
Wolverine World Wide, Inc. .......................          100            2,625
                                                                    ------------
                                                                      41,068,782
                                                                    ------------

   TOTAL CONSUMER DISCRETIONARY ..................                   360,380,854
                                                                    ------------

CONSUMER STAPLES - 5.4%
Beverages - 0.0%
Boston Beer Co., Inc. Class A (a) ................          100            2,014
Companhia de Bebidas das Americas
   (AmBev) sponsored ADR .........................          100            2,007
Fomento Economico Mexicano SA de CV sponsored
   ADR ...........................................          100            4,584
Grupo Modelo SA de CV Series C ...................          100              251
Hansen Natural Corp. (a) .........................          100            2,533
Harbin Brewery Group Ltd. ........................        2,000            1,436
MGP Ingredients, Inc. ............................          100            3,869
Tsingtao Brewery Co. Ltd. (H Shares) .............        1,000              885
                                                                    ------------
                                                                          17,579
                                                                    ------------

Food & Staples Retailing - 0.4%
Central European Distribution Corp. (a)                     150            3,887
Companhia Brasileira de Distribuicao
   Grupo Pao de Acucar sponsored ADR .............          100            1,730
Costco Wholesale Corp. ...........................          100            4,107
Massmart Holdings Ltd. ...........................      622,969        3,311,026
Plant Co. Ltd. ...................................      113,700        1,733,949
United Natural Foods, Inc. (a) ...................          200            5,782
Whole Foods Market, Inc. .........................       64,100        6,118,345
                                                                    ------------
                                                                      11,178,826
                                                                    ------------

Food Products - 4.7%
Archer-Daniels-Midland Co. .......................      316,500        5,310,870
Barry Callebaut AG ...............................          100           23,571
Bunge Ltd. .......................................      293,900       11,444,466
Central Garden & Pet Co. Class A (a) .............          100            3,577
Corn Products International, Inc. ................      432,000       20,109,600
Delta & Pine Land Co. ............................       74,316        1,631,236
Fresh Del Monte Produce, Inc. ....................          100     $      2,527
Glanbia PLC ......................................      784,887        2,536,708
Green Mountain Coffee Roasters, Inc. (a) .........      248,711        4,618,563
Hershey Foods Corp. ..............................      504,300       23,333,961
Hormel Foods Corp. ...............................          100            3,110
IAWS Group PLC (Ireland) .........................           50              598
Lindt & Spruengli AG (participation
   certificate) ..................................        2,770        2,915,439
McCormick & Co., Inc. (non-vtg.) .................      496,000       16,864,000
Peet's Coffee & Tea, Inc. (a) ....................          100            2,499
People's Food Holdings Ltd. ......................    8,370,665        5,506,055
PT Indofood Sukses Makmur Tbk ....................   78,659,500        5,857,624
Riviana Foods, Inc. ..............................          100            2,617
Smithfield Foods, Inc. (a) .......................    1,357,300       39,904,620
SunOpta, Inc. (a) ................................       92,100          789,882
Tootsie Roll Industries, Inc. ....................          103            3,348
Wimm-Bill-Dann Foods OJSC ADR (a) ................       65,400          912,330
Wm. Wrigley Jr. Co. ..............................          100            6,305
Yakult Honsha Co. Ltd. ...........................        1,000           14,692
                                                                    ------------
                                                                     141,798,198
                                                                    ------------

Household Products - 0.0%
Godrej Consumer Products Ltd. (a) ................      178,876          776,199
Hindustan Lever Ltd. .............................      104,300          288,796
Kao Corp. ........................................        1,000           24,456
Reckitt Benckiser PLC ............................          100            2,840
Uni-Charm Corp. ..................................          100            5,059
                                                                    ------------
                                                                       1,097,350
                                                                    ------------

Personal Products - 0.3%
Alberto-Culver Co. ...............................          150            7,521
Clarins SA .......................................          100            6,519
Hengan International Group Co. Ltd. ..............   11,594,000        7,432,242
Kose Corp. .......................................          110            4,296
NBTY, Inc. (a) ...................................          100            2,939
USANA Health Sciences, Inc. (a) ..................          200            6,216
                                                                    ------------
                                                                       7,459,733
                                                                    ------------

   TOTAL CONSUMER STAPLES ........................                   161,551,686
                                                                    ------------

ENERGY-15.6%
Energy Equipment & Services - 9.2%
BJ Services Co. (a) ..............................      622,810       28,549,610
Cal Dive International, Inc. (a) .................      258,600        7,840,752
Carbo Ceramics, Inc. .............................       25,000        1,706,250
Cooper Cameron Corp. (a) .........................      317,000       15,437,900
Core Laboratories NV (a) .........................          100            2,300
FMC Technologies, Inc. (a) .......................      226,600        6,526,080
Global Industries Ltd. (a) .......................    1,355,189        7,751,681
GlobalSantaFe Corp. ..............................      651,750       17,271,375
Gulf Island Fabrication, Inc. ....................      168,300        3,640,329
Helmerich & Payne, Inc. ..........................      169,800        4,440,270
Hydril Co. (a) ...................................      239,600        7,547,400
Input/Output, Inc. (a) ...........................    1,239,000       10,271,310
Matrix Service Co. (a) ...........................      232,600        2,128,290

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
Mid Cap Portfolio                       6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks - continued
--------------------------------------------------------------------------------

                                                       Shares     Value (Note 1)
                                                     ----------   --------------
ENERGY - continued
Energy Equipment & Services - continued
Nabors Industries Ltd. (a) .......................      480,300     $ 21,719,166
National-Oilwell, Inc. (a) .......................      235,300        7,409,597
Noble Corp. (a) ..................................      258,200        9,783,198
NS Group, Inc. (a) ...............................          100            1,644
Oceaneering International, Inc. (a) ..............      334,986       11,473,271
Parker Drilling Co. (a) ..........................    1,344,400        5,135,608
Pason Systems, Inc. ..............................      626,100       14,550,641
Pioneer Drilling Co. (a) .........................      718,200        5,515,776
Precision Drilling Corp. (a) .....................      115,900        5,537,377
Pride International, Inc. (a) ....................      519,500        8,888,645
Rowan Companies, Inc. (a) ........................      549,900       13,379,067
Smith International, Inc. (a) ....................      233,890       13,041,706
Tidewater, Inc. ..................................          100            2,980
Transocean, Inc. (a) .............................      272,800        7,894,832
Trico Marine Services, Inc. (a) ..................      686,600          308,970
Unit Corp. (a) ...................................      188,700        5,934,615
Varco International, Inc. (a) ....................    1,084,548       23,740,745
Weatherford International Ltd. (a) ...............      118,100        5,312,138
                                                                    ------------
                                                                     272,743,523
                                                                    ------------

Oil & Gas - 6.4%
Apache Corp. .....................................          100            4,355
Burlington Resources, Inc. .......................      219,200        7,930,656
Caltex Australia Ltd. ............................    1,004,943        6,483,197
China Petroleum & Chemical Corp. sponsored ADR ...          100            3,695
Comstock Resources, Inc. (a) .....................      454,200        8,838,732
Enbridge Energy Partners LP ......................       45,800        2,120,540
Golar LNG Ltd. (a) ...............................      312,000        4,818,289
Golar LNG Ltd. (Nasdaq) (a) ......................           70            1,097
JKX Oil & Gas ....................................           91              202
KFX, Inc. (a) ....................................       65,600          499,872
Niko Resources Ltd. ..............................      138,000        3,993,403
Noble Energy, Inc. ...............................      214,700       10,949,700
OAO Gazprom sponsored ADR ........................          100            2,870
Petro-Canada .....................................          100            4,322
PetroChina Co. Ltd. sponsored ADR ................          100            4,630
PetroKazakhstan, Inc. Class A ....................    1,292,100       35,094,672
Petroleo Brasileiro SA Petrobras sponsored:
   ADR ...........................................          100            2,807
   ADR (non-vtg.) ................................          100            2,520
Pioneer Natural Resources Co. ....................      309,500       10,857,260
Plains Exploration & Production Co. (a) ..........      510,438        9,366,537
Pogo Producing Co. ...............................      120,500        5,952,700
Premcor, Inc. (a) ................................      304,600       11,422,500
Southwestern Energy Co. (a) ......................    1,058,900       30,358,663
Suncor Energy, Inc. ..............................          100            2,550
Surgutneftegaz JSC sponsored ADR .................          100            3,270
Talisman Energy, Inc. ............................      457,200        9,974,151
Tesoro Petroleum Corp. (a) .......................      436,500       12,047,400
Valero Energy Corp. ..............................      252,000       18,587,520
Vintage Petroleum, Inc. ..........................       70,700     $  1,199,779
World Fuel Services Corp. ........................       23,900        1,077,412
XTO Energy, Inc. .................................          125            3,724
YUKOS Corp. sponsored ADR ........................          100            3,180
                                                                    ------------
                                                                     191,612,205
                                                                    ------------

   TOTAL ENERGY ..................................                   464,355,728
                                                                    ------------

FINANCIALS - 7.0%
Capital Markets - 0.2%
A.G. Edwards, Inc. ...............................          100            3,403
BlackRock, Inc. Class A ..........................          100            6,383
Charles Schwab Corp. .............................          100              961
E*TRADE Financial Corp. (a) ......................          100            1,115
Eaton Vance Corp. (non-vtg.) .....................          100            3,821
Federated Investors, Inc. Class B (non-vtg.) .....          100            3,034
Franklin Resources, Inc. .........................          100            5,008
International Assets Holding Corp. (a) ...........          100              987
Investment Technology Group, Inc. (a) ............          100            1,279
Investors Financial Services Corp. ...............          100            4,358
Mitsubishi Securities Co. Ltd. ...................      556,000        7,408,885
Nuveen Investments, Inc. Class A .................          100            2,680
T. Rowe Price Group, Inc. ........................          200           10,080
                                                                    ------------
                                                                       7,451,994
                                                                    ------------

Commercial Banks - 3.4%
Capitalia Spa ....................................    9,229,479       28,951,133
Banco Itau Holding Financeira SA sponsored ADR ...        8,000          373,120
Bank Austria Creditanstalt AG ....................      170,570       10,026,910
Bank of Baroda ...................................      659,249        2,151,611
Bank of Fukuoka Ltd. .............................    1,587,000        9,548,015
Bank of India ....................................    6,108,556        6,211,528
Bank of Yokohama Ltd. ............................    2,431,000       15,417,048
BOK Financial Corp. ..............................          103            4,045
Boston Private Financial Holdings,Inc. ...........      142,900        3,309,564
Bryn Mawr Bank Corp. .............................           20              455
Cathay General Bancorp ...........................           10              667
Charter One Financial, Inc. ......................          100            4,419
City National Corp. ..............................          100            6,570
Commerce Bancorp, Inc., New Jersey ...............      183,800       10,110,838
CVB Financial Corp. ..............................          110            2,396
East West Bancorp, Inc. ..........................          200            6,140
First Horizon National Corp. .....................          100            4,547
Fulton Financial Corp. ...........................          231            4,653
Great Southern Bancorp, Inc. .....................          200            5,850
Hancock Holding Co. ..............................          300            8,718
Harleysville National Corp., Pennsylvania ........          125            3,200
HDFC Bank Ltd. sponsored ADR .....................          100            2,686
Hiroshima Bank Ltd. ..............................      327,000        1,778,834
Independent Bank Corp., Massachusetts ............          100            2,895
International Bancshares Corp. ...................          125            5,069
Irwin Financial Corp. ............................          100            2,640
Kookmin Bank sponsored ADR (a) ...................          100            3,138

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                        7                      Semiannual Report
--------------------------------------------------------------------------------

Fidelity Variable Insurance Products: Mid Cap Portfolio
Investments (Unaudited) - continued

--------------------------------------------------------------------------------
Common Stocks - continued
--------------------------------------------------------------------------------

                                                         Shares   Value (Note 1)
                                                        -------   --------------
FINANCIALS - continued
Commercial Banks - continued
Lakeland Financial Corp. ............................       100     $      3,350
M&T Bank Corp. ......................................       100            8,730
Marshall & llsley Corp. .............................       100            3,909
Nara Bancorp, Inc. ..................................   434,780        7,447,781
National Commerce Financial Corp. ...................       100            3,250
North Fork Bancorp, Inc., New York ..................       100            3,805
OTP Bank Rt. ........................................       100            2,047
Pacific Capital Bancorp .............................       133            3,741
Popular, Inc. .......................................       100            4,277
PrivateBancorp, Inc. ................................       200            5,492
SouthTrust Corp. ....................................       100            3,881
State Bancorp, Inc., New York .......................       105            2,565
State Bank of India .................................   326,976        3,208,454
Sterling Bancshares, Inc. ...........................        10              142
Sumitomo Trust & Banking Co. Ltd. ...................     1,000            7,225
Synovus Financial Corp. .............................       100            2,532
TCF Financial Corp. .................................       100            5,805
Texas Regional Bancshares, Inc. Class A .............       100            4,591
Tompkins Trustco, Inc. ..............................       100            4,750
UCBH Holdings, Inc. .................................       100            3,952
UnionBanCal Corp. ...................................       100            5,640
Valley National Bancorp .............................       105            2,654
West Coast Bancorp, Oregon ..........................       100            2,144
Westcorp ............................................       100            4,545
Wintrust Financial Corp. ............................    42,200        2,131,522
Zions Bancorp .......................................       100            6,145
                                                                    ------------
                                                                     100,829,618
                                                                    ------------

Consumer Finance - 0.0%
American Express Co. ................................       100            5,138
Capital One Financial Corp. .........................       100            6,838
First Cash Financial Services, Inc.(a) ..............       150            3,192
Student Loan Corp. ..................................       100           13,650
                                                                    ------------
                                                                          28,818
                                                                    ------------

Diversified Financial Services - 0.1%
Deutsche Boerse AG ..................................       100            5,094
eSpeed, Inc. Class A (a) ............................       100            1,765
Moody's Corp. .......................................    58,600        3,789,076
Power Financial Corp. ...............................       100            4,112
Principal Financial Group, Inc. .....................       100            3,478
TSX Group, Inc. .....................................       100            3,568
                                                                    ------------
                                                                       3,807,093
                                                                    ------------

Insurance - 2.6%
ACE Ltd. ............................................       100            4,228
AFLAC, Inc. .........................................     2,800          114,268
Arthur J. Gallagher & Co. ...........................       100            3,045
Assurant, Inc. ......................................   232,000        6,120,160
Brown & Brown, Inc. .................................    38,000        1,637,800
Erie Indemnity Co. Class A ..........................       100            4,678
Genworth Financial, Inc. Class A ....................       100            2,295
Great-West Lifeco, Inc. .............................       100            3,613
Hilb Rogal & Hobbs Co. ..............................       200     $      7,136
Horace Mann Educators Corp. .........................       100            1,748
MBIA, Inc. ..........................................    22,700        1,296,624
Mercury General Corp. ...............................    34,500        1,712,925
MetLife, Inc. .......................................       100            3,585
Ohio Casualty Corp. (a) .............................   281,300        5,662,569
Old Republic International Corp. ....................       150            3,558
PartnerRe Ltd. ......................................       100            5,673
Progressive Corp. ...................................    67,100        5,723,630
Protective Life Corp. ...............................       100            3,867
Reinsurance Group of America, Inc. ..................   456,400       18,552,660
Scottish Re Group Ltd. ..............................     8,100          188,325
StanCorp Financial Group, Inc. ......................    84,300        5,648,100
Triad Guaranty, Inc. (a) ............................       100            5,820
UICI (a) ............................................    33,400          795,254
UnumProvident Corp. .................................       100            1,590
WR. Berkley Corp. ...................................   706,275       30,334,511
Zenith National Insurance Corp. .....................       300           14,580
                                                                    ------------
                                                                      77,852,242
                                                                    ------------

Real Estate - 0.4%
CBL & Associates Properties, Inc. ...................    43,400        2,387,000
Corporate Office Properties Trust (SBI) .............       100            2,485
Equity Residential (SBI) ............................       100            2,973
Kimco Realty Corp. ..................................       100            4,550
Pan Pacific Retail Properties, Inc. .................    76,600        3,869,832
Plum Creek Timber Co., Inc. .........................   132,400        4,313,592
                                                                    ------------
                                                                      10,580,432
                                                                    ------------

Thrifts & Mortgage Finance - 0.3%
Doral Financial Corp. ...............................   146,600        5,057,700
Farmer Mac Class C (non-vtg.) (a) ...................       100            2,393
Golden West Financial Corp., Delaware ...............    30,770        3,272,390
MGIC Investment Corp. ...............................       100            7,586
NetBank, Inc. .......................................    76,900          840,517
New York Community Bancorp, Inc. ....................       133            2,611
R&G Financial Corp. Class B .........................       150            4,959
Radian Group, Inc. ..................................       100            4,790
Sterling Financial Corp., Washington (a) ............       110            3,506
W Holding Co., Inc. .................................       153            2,627
Washington Federal, Inc. ............................       110            2,640
                                                                    ------------
                                                                       9,201,719
                                                                    ------------

   TOTAL FINANCIALS .................................                209,751,916
                                                                    ------------

HEALTH CARE - 19.1%
Biotechnology - 8.4%
Actelion Ltd. (Reg.) (a) ............................       100           11,526
Affymetrix, Inc. (a) ................................   157,100        5,141,883
Alnylam Pharmaceuticals, Inc. .......................       100              756
Bachem Holding AG (B Shares) ........................       100            5,731
BioSource International, Inc. (a) ...................       100              706
Caliper Life Sciences, Inc. (a) .....................       100              465
Celgene Corp. (a) ...................................       100            5,726
Cell Genesys, Inc. (a) ..............................       100            1,039

See accompanying notes which are an Integral part of the financial statements.

--------------------------------------------------------------------------------
Mid Cap Portfolio                       8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks - continued
--------------------------------------------------------------------------------

                                                       Shares     Value (Note 1)
                                                     ----------   --------------
HEALTH CARE - continued
Biotechnology - continued
Celltech Group PLC sponsored ADR (a) .............          100     $      1,993
Charles River Laboratories International,
   Inc. (a) ......................................    1,215,400       59,396,598
Ciphergen Biosystems, Inc. (a) ...................          100              732
Connetics Corp. (a) ..............................          100            2,020
CSL Ltd. .........................................       19,303          300,868
CytRx Corp. (a) ..................................          100              112
Dendreon Corp. (a) ...............................      146,900        1,799,525
Digene Corp. (a) .................................          100            3,653
Enzon Pharmaceuticals, Inc. (a) ..................          100            1,276
Exact Sciences Corp. (a) .........................          100              615
Gen-Probe, Inc. (a) ..............................          200            9,464
Genencor International, Inc. (a) .................          100            1,637
Genentech, Inc. (a) ..............................       32,400        1,820,880
Gilead Sciences, Inc. (a) ........................          100            6,700
Global Bio-Chem Technology Group Co. Ltd. ........   15,460,000       11,198,877
Global Bio-Chem Technology Group Co. Ltd.
   warrants 5/31/07 (a) ..........................    1,932,500          126,359
Harvard Bioscience, Inc. (a)(c) ..................    3,017,047       13,516,371
IDEXX Laboratories, Inc. (a) .....................          100            6,294
Ilex Oncology, Inc. (a) ..........................          100            2,499
ImmunoGen, Inc. (a) ..............................      132,000          806,520
Invitrogen Corp. (a) .............................    1,211,100       87,187,089
Kosan Biosciences, Inc. (a) ......................          100              790
Lexicon Genetics, Inc. (a) .......................          100              784
Luminex Corp. (a) ................................          100            1,006
Martek Biosciences (a) ...........................       55,900        3,139,903
Medarex, Inc. (a) ................................          100              729
Medlmmune, Inc. (a) ..............................          100            2,340
Myriad Genetics, Inc. (a) ........................          100            1,492
Nabi Biopharmaceuticals (a) ......................        1,900           27,018
Neogen Corp. (a) .................................       47,063          810,006
ONYX Pharmaceuticals, Inc. (a) ...................          100            4,236
PRAECIS Pharmaceuticals, Inc. (a) ................          100              380
QIAGEN NV(a) .....................................    3,944,300       47,765,473
Renovis, Inc. ....................................          100              916
Seattle Genetics, Inc. (a) .......................       81,000          569,430
Serologicals Corp. (a) ...........................       84,200        1,683,158
Sirna Therapeutics, Inc. (a) .....................          100              294
Strategic Diagnostics, Inc. (a) ..................      626,000        2,629,200
Tanox, Inc. (a) ..................................          100            1,907
Techne Corp. (a) .................................      265,600       11,540,320
Trimeris, Inc. (a) ...............................          100            1,443
United Therapeutics Corp. (a) ....................          100            2,565
                                                                    ------------
                                                                     249,541,304
                                                                    ------------

Health Care Equipment & Supplies - 1.4%
Abaxis, Inc. (a) .................................          100            1,898
Advanced Medical Optics, Inc. (a) ................          100            4,257
Advanced Neuromodulation Systems, Inc. (a) .......          150            4,920
Alcon, Inc. ......................................          100     $      7,865
Align Technology, Inc. (a) .......................          100            1,900
Apogent Technologies, Inc. (a) ...................          100            3,200
Arthrocare Corp. (a) .............................          100            2,908
Becton, Dickinson & Co. ..........................          100            5,180
Biacore International AB sponsored ADR ...........          100            2,263
Bio-Rad Laboratories, Inc. Class A (a) ...........          100            5,886
Biomet, Inc. .....................................          100            4,444
Biosite, Inc. (a) ................................          100            4,492
Bruker BioSciences Corp. (a) .....................          163              794
C.R. Bard, Inc. ..................................          200           11,330
Cardiodynamics International Corp. (a) ...........          100              505
Cholestech Corp. (a) .............................      291,900        2,378,985
Chromavision Medical Systems, Inc. (a) ...........          100              186
Closure Medical Corp. (a) ........................          100            2,511
CNS., Inc. .......................................          100            1,003
Cooper Companies, Inc. ...........................          100            6,317
CTI Molecular Imaging, Inc. (a) ..................          100            1,418
Cyberonics, Inc. (a) .............................          100            3,336
Cytyc Corp. (a) ..................................          100            2,537
DENTSPLY International, Inc. .....................          100            5,210
Diagnostic Products Corp. ........................          100            4,394
Edwards Lifesciences Corp. (a) ...................      318,400       11,096,240
Epix Medical, Inc. (a) ...........................      228,600        4,823,460
Guidant Corp. ....................................        3,800          212,344
Illumina, Inc. (a) ...............................          200            1,270
INAMED Corp. (a) .................................          150            9,428
Integra LifeSciences Holdings Corp. (a) ..........       98,400        3,470,568
Kensey Nash Corp. (a) ............................          100            3,450
Kinetic Concepts, Inc. ...........................          100            4,990
Matthews International Corp. Class A .............          100            3,294
Merit Medical Systems, Inc. (a) ..................          133            2,124
Millipore Corp. (a) ..............................      154,300        8,697,891
Mine Safely Appliances Co. .......................          300           10,110
Molecular Devices Corp. (a) ......................          100            1,778
Nobel Biocare Holding AG (Switzerland) ...........          100           15,688
Nutraceutical International Corp. (a) ............          100            2,131
Ocular Sciences, Inc. (a) ........................       54,400        2,067,200
Orthologic Corp. (a) .............................      100,600          872,202
Osteotech, Inc. (a) ..............................          100              649
PolyMedica Corp. .................................          200            6,208
Possis Medical, Inc. (a) .........................      148,300        5,064,445
Schick Technologies, Inc. (a) ....................          100            1,345
Sola International, Inc. (a) .....................      191,000        3,290,930
Sonic Innovations, Inc. (a) ......................      164,700          935,496
SonoSight, Inc. (a) ..............................          100            2,391
St. Jude Medical, Inc. (a) .......................          100            7,565
SurModics, Inc. (a) ..............................          100            2,464
Synovis Life Technologies, Inc. (a) ..............          100            1,075
Synthes, Inc. ....................................        1,000          114,255
Tecan Group AG ...................................          100            4,282
Thoratec Corp. (a) ...............................          100            1,073
TriPath Imaging, Inc. (a) ........................          100              941
Varian Medical Systems, Inc. (a) .................          100            7,935

See accompanying notes which are an Integral part of the financial statements.

--------------------------------------------------------------------------------
                                       9                       Semiannual Report
--------------------------------------------------------------------------------

Fidelity Variable Insurance Products: Mid Cap Portfolio
Investments (Unaudited) - continued

--------------------------------------------------------------------------------
Common Stocks - continued
--------------------------------------------------------------------------------

                                                        Shares    Value (Note 1)
                                                      ---------   --------------
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Ventana Medical Systems, Inc. (a) .................         100    $      4,753
VSM MedTech Ltd. (a) ..............................         100             222
Wilson Greatbatch Technologies, Inc. (a) ..........         100           2,795
Wright Medical Group, Inc. (a) ....................         100           3,560
Young Innovations, Inc. ...........................         100           2,540
Zimmer Holdings, Inc. (a) .........................         100           8,820
                                                                   ------------
                                                                     43,225,651
                                                                   ------------

Health Care Providers & Services - 8.6%
Accredo Health, Inc. (a) ..........................         100           3,895
Advisory Board Co. (a) ............................         100           3,560
Aetna, Inc. .......................................     240,900      20,476,500
American Healthways, Inc. (a) .....................     147,600       3,929,112
AMERIGROUP Corp. (a) ..............................      49,400       2,430,480
AmSurg Corp. (a) ..................................         150           3,770
Andrx Corp. (a) ...................................         100           2,793
Anthem, Inc. (a) ..................................         100           8,956
Caremark Rx, Inc. (a) .............................   1,049,006      34,554,258
Centene Corp. (a) .................................      30,000       1,156,500
Cerner Corp. (a)                                        388,700      17,328,246
CIGNA Corp. .......................................         100           6,881
Computer Programs & Systems, Inc. .................         100           2,038
Covance, Inc. (a) .................................     626,500      24,170,370
Coventry Health Care, Inc. (a) ....................     269,350      13,171,215
Dendrite International, Inc. (a) ..................         100           1,858
Dynacq Healthcare, Inc. (a) .......................         100             590
Eclipsys Corp. (a) ................................         100           1,526
eResearchTechnology, Inc. (a) .....................      73,200       2,049,600
Express Scripts, Inc. (a) .........................         100           7,923
First Health Group Corp. (a) ......................       9,800         152,978
Health Management Associates, Inc. Class A ........     254,100       5,696,922
HealthExtras, Inc. (a) ............................     131,900       2,185,583
ICON PLC sponsored ADR (a) ........................     380,326      16,730,541
IDX Systems Corp. (a) .............................         100           3,189
IMS Health, Inc. ..................................   1,757,800      41,202,832
Inveresk Research Group, Inc. (a) .................     639,800      19,731,432
iSoft Group PLC ...................................     602,200       4,744,133
Laboratory Corp. of America Holdings (a) ..........         100           3,970
Lifeline Systems, Inc. (a) ........................         200           4,732
Lincare Holdings, Inc. (a) ........................         100           3,286
McKesson Corp. ....................................       3,500         120,155
MIM Corp. .........................................         100             870
Molina Healthcare, Inc. ...........................     132,200       5,047,396
NDCHealth Corp. ...................................         100           2,320
Odyssey Healthcare, Inc. (a) ......................         200           3,764
Omnicare, Inc. ....................................         100           4,281
Orthodontic Centers of America, Inc. (a) ..........         100             819
Oxford Health Plans, Inc. .........................         100           5,504
PAREXEL International Corp. (a) ...................     267,500       5,296,500
Patterson Dental Co. (a) ..........................         100           7,649
Pediatrix Medical Group, Inc. (a) .................      71,100    $  4,966,335
Per-Se Technologies, Inc. (a) .....................         100           1,454
Pharmaceutical Product Development, Inc. (a) ......     451,700      14,350,509
ProxyMed, Inc. (a) ................................     181,142       3,054,054
Quest Diagnostics, Inc. ...........................         200          16,990
Renal Care Group, Inc. (a) ........................         150           4,970
ResCare, Inc. (a) .................................   1,188,803      15,097,798
Tripos, Inc. (a) ..................................         100             500
TriZetto Group, Inc. (a) ..........................         100             670
Vital Images, Inc. (a) ............................         100           1,240
WebMD Corp. (a) ...................................         100             932
Wellcare Group, Inc. ..............................       1,900          32,300
WellPoint Health Networks, Inc. (a) ...............         100          11,201
                                                                   ------------
                                                                    257,797,880
                                                                   ------------

Pharmaceuticals - 0.7%
Able Laboratories, Inc. (a) .......................         100           2,056
Allergan, Inc. ....................................         100           8,952
Alpharma, Inc. Class A ............................         100           2,048
Altana AG sponsored ADR ...........................         100           6,038
American Pharmaceutical Partners, Inc. (a) ........         150           4,557
Bentley Pharmaceuticals, Inc. (a) .................         100           1,374
Caraco Pharmaceutical Laboratories Ltd. (a) .......         100             964
Cipla Ltd. ........................................      50,500         232,866
Dr. Reddy's Laboratories Ltd. ADR .................     248,100       4,311,978
Endo Pharmaceuticals Holdings, Inc. (a) ...........         200           4,690
Flamel Technologies SA sponsored ADR (a) ..........         100           2,463
Forest Laboratories, Inc. (a) .....................         200          11,326
Guilford Pharmaceuticals, Inc. (a) ................         100             475
Hi-Tech Pharmacal Co., Inc. (a) ...................         100           1,634
Impax Laboratories, Inc. (a) ......................         100           1,938
King Pharmaceuticals, Inc. (a) ....................         100           1,145
KV Pharmaceutical Co. Class A (a) .................         150           3,464
Merck KGaA ........................................     117,343       7,084,020
Nektar Therapeutics (a) ...........................         100           1,996
Novo Nordisk AS Series B ..........................         100           5,161
Pure World, Inc. (a) ..............................         100             199
Ranbaxy Laboratories Ltd. sponsored GDR ...........     270,300       5,346,534
Roche Holding AG (participation certificate) ......      41,588       4,127,511
Salix Pharmaceuticals Ltd. (a) ....................         100           3,295
Stada Arzneimittel AG .............................          24           1,003
SuperGen, Inc. (a) ................................         100             645
Warner Chilcott PLC ADR ...........................         100           5,019
Watson Pharmaceuticals, Inc. (a) ..................         100           2,690
                                                                   ------------
                                                                     21,176,041
                                                                   ------------

   TOTAL HEALTH CARE ..............................                 571,740,876
                                                                   ------------

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
Mid Cap Portfolio                      10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks - continued
--------------------------------------------------------------------------------

                                                         Shares   Value (Note 1)
                                                      ---------   --------------

INDUSTRIALS - 8.6%
Aerospace & Defense - 1.3%
Alliant Techsystems, Inc. (a) .......................       100     $     6,334
Applied Signal Technology, Inc. .....................       100           3,505
Cubic Corp. .........................................       100           2,093
DRS Technologies, Inc. (a) ..........................   204,900       6,536,310
Embraer - Empresa Brasileira de Aeronautica SA
   sponsored ADR ....................................       100           2,859
Engineered Support Systems, Inc. ....................       225          13,165
General Dynamics Corp. ..............................       100           9,930
Herley Industries, Inc. (a) .........................       100           1,954
Invision Technologies, Inc. (a) .....................       100           4,990
KVH Industries, Inc. (a) ............................       100           1,273
L-3 Communications Holdings, Inc. ...................   478,800      31,983,840
Rockwell Collins, Inc. ..............................       100           3,332
VT Group PLC ........................................       100             481
                                                                    -----------
                                                                     38,570,066
                                                                    -----------

Air Freight & Logistics - 0.2%
Business Post Group PLC .............................       100             893
C.H. Robinson Worldwide, Inc. .......................    65,850       3,018,564
CNF, Inc. ...........................................       100           4,156
Expeditors International of Washington, Inc. ........    54,900       2,712,609
FedEx Corp. .........................................       100           8,169
Forward Air Corp. (a) ...............................       100           3,740
UTI Worldwide, Inc. .................................       100           5,269
                                                                    -----------
                                                                      5,753,400
                                                                    -----------

Airlines - 0.0%
Southwest Airlines Co. ..............................       100           1,677
                                                                    -----------
Building Products - 0.0%
American Woodmark Corp. .............................       100           5,985
Quixote Corp. .......................................       100           2,005
Simpson Manufacturing Co. Ltd. ......................       100           5,612
Trex Co., Inc. (a) ..................................       100           3,775
Wienerberger AG .....................................       100           3,489
                                                                    -----------
                                                                         20,866
                                                                    -----------

Commercial Services & Supplies - 3.3%
Administaff, Inc. (a) ...............................       100           1,660
Apollo Group, Inc.:
   - University of Phoenix Online (a) ...............       100           8,759
   Class A (a) ......................................       200          17,658
Avery Dennison Corp. ................................       100           6,401
Benesse Corp. .......................................       100           3,329
Bennett Environmental, Inc. (a) .....................   370,800       4,656,196
Bright Horizons Family Solutions, Inc. (a)(c) .......   685,300      36,738,933
Bunzl PLC ...........................................       100             836
Career Education Corp. (a) ..........................       200           9,112
ChoicePoint, Inc. (a) ...............................   350,500      16,003,830
Cintas Corp. ........................................       100           4,767
Coinstar, Inc. (a) ..................................       100           2,197
Concorde Career Colleges, Inc. (a) ..................       100           1,749
Corinthian Colleges, Inc. (a) .......................       200     $     4,948
Corporate Executive Board Co. .......................       100           5,779
CoStar Group, Inc. (a) ..............................       100           4,593
Danka Business Systems PLC sponsored ADR (a) ........    17,000          76,840
DeVry, Inc. (a) .....................................     3,900         106,938
Education Management Corp. (a) ......................    31,200       1,025,232
FTI Consulting, Inc. (a)  ...........................       150           2,475
Fullcast Co. Ltd. ...................................     5,184      14,461,660
Gevity HR, Inc. .....................................       100           2,619
GFK AG ..............................................       100           3,500
H&R Block, Inc. .....................................       100           4,768
Herman Miller, Inc. .................................       100           2,894
HNI Corp ............................................       100           4,233
Intertek Group PLC ..................................       100           1,041
Ionics, Inc. (a) ....................................   359,900      10,167,175
ITE Group PLC .......................................       100             119
ITT Educational Services, Inc. (a) ..................       100           3,802
Labor Ready, Inc. (a) ...............................       100           1,550
Manpower, Inc. ......................................        38           1,929
National Research Corp. (a) .........................       100           1,700
On Assignment, Inc. (a) .............................   124,300         733,370
Princeton Review, Inc. (a) ..........................   578,377       4,378,314
Resources Connection, Inc. (a) ......................       100           3,911
Ritchie Brothers Auctioneers, Inc. ..................       200           5,822
Robert Half International, Inc. .....................       100           2,977
Stericycle, Inc. (a) ................................       100           5,174
Strayer Education, Inc. .............................       100          11,157
Tetra Tech, Inc. (a) ................................   447,374       7,301,144
Trojan Technologies Corp. (a) .......................       100             571
Universal Technical Institute, Inc. .................    42,900       1,714,713
Vedior NV (Certificaten Van Aandelen) ...............       101           1,476
West Corp. (a) ......................................       100           2,615
                                                                    -----------
                                                                     97,500,466
                                                                    -----------

Construction & Engineering - 1.3%
Arcadis NV ..........................................     9,700         133,207
Chicago Bridge & Iron Co. NV ........................   294,400       8,199,040
Dycom Industries, Inc. (a) ..........................   218,400       6,115,200
EMCOR Group, Inc. (a) ...............................       100           4,398
Fluor Corp. .........................................   459,000      21,880,530
Granite Construction, Inc. ..........................       100           1,823
Jacobs Engineering Group, Inc. (a) ..................    55,000       2,165,900
Perini Corp. (a) ....................................       100           1,067
                                                                    -----------
                                                                     38,501,165
                                                                    -----------

Electrical Equipment - 0.3%
AstroPower, Inc. (a) ................................       100               2
BYD Co. Ltd. (H Shares) .............................   184,500         545,235
Fujikura Ltd. .......................................     1,000           5,710
II-VI, Inc. (a) .....................................       100           3,066
Johnson Electric Holdings Ltd. ......................       500             510
REPower Systems AG ..................................       100           2,229

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       11                      Semiannual Report
--------------------------------------------------------------------------------

Fidelity Variable Insurance Products: Mid Cap Portfolio
Investments (Unaudited) - continued

--------------------------------------------------------------------------------
Common Stocks - continued
--------------------------------------------------------------------------------

                                                        Shares    Value (Note 1)
                                                      ---------   --------------
INDUSTRIALS - continued
Electrical Equipment - continued
Rockwell Automation, Inc. .........................     259,700     $  9,741,347
Roper Industries, Inc. ............................         100            5,690
                                                                    ------------
                                                                      10,303,789
                                                                    ------------

Industrial Conglomerates - 0.0%
Teleflex, Inc. ....................................      18,000          902,700
                                                                    ------------
Machinery - 2.0%
AGCO Corp. (a) ....................................   1,402,200       28,562,814
Cascade Corp. .....................................         200            6,250
Ceradyne, Inc. (a) ................................         150            5,366
CNH Global NV .....................................         100            2,064
CUNO, Inc. (a) ....................................      99,900        5,329,665
Donaldson Co., Inc. ...............................         200            5,860
ESCO Technologies, Inc. (a) .......................         100            5,336
Graco, Inc. .......................................     668,700       20,763,135
Husky Injection Molding Systems Ltd. (a)                    100              401
Illinois Tool Works, Inc. .........................         100            9,589
Joy Global, Inc. ..................................         100            2,994
Middleby Corp. ....................................         100            5,462
PACCAR, Inc. ......................................         150            8,699
Pentair, Inc. .....................................         200            6,728
Reliance Steel & Aluminum Co. .....................      54,300        2,189,376
Toshiba Machine Co. Ltd. ..........................       1,000            4,389
Trinity Industries, Inc. ..........................         100            3,179
Wabash National Corp. (a) .........................         100            2,755
Zenon Environmental, Inc. (a) .....................     197,300        3,401,979
                                                                    ------------
                                                                      60,316,041
                                                                    ------------

Marine - 0.1%
Alexander & Baldwin, Inc. .........................      48,700        1,629,015
                                                                    ------------
Road & Rail - 0.1%
Canadian National Railway Co. .....................         150            6,495
Guangshen Railway Co. Ltd. sponsored ADR ..........         100            1,422
Heartland Express, Inc. ...........................         100            2,736
Knight Transportation, Inc. (a) ...................         100            2,873
Landstar System, Inc. (a) .........................      37,600        1,987,912
Old Dominion Freight Lines, Inc. (a) ..............         150            4,422
                                                                    ------------
                                                                       2,005,860
                                                                    ------------

Trading Companies & Distributors - 0.0%
Fastenal Co. ......................................         200           11,366
Richelieu Hardware Ltd. ...........................         100            1,421
                                                                    ------------
                                                                          12,787
                                                                    ------------

Transportation Infrastructure - 0.0%
Sea Containers Ltd. Class B .......................       7,900          139,672
                                                                    ------------

   TOTAL INDUSTRIALS ..............................                  255,657,504
                                                                    ------------

INFORMATION TECHNOLOGY - 7.8%
Communications Equipment - 0.4%
3Com Corp. (a) ....................................         100              625
Arris Group, Inc. (a) .............................         100              594
Avaya, Inc. (a) ...................................      43,400     $    685,286
Avocent Corp. (a) .................................         100            3,674
Black Box Corp. ...................................         100            4,726
Comtech Telecommunications Corp. (a) ..............         100            2,256
ECtel Ltd. (a) ....................................         100              289
Emulex Corp. (a) ..................................         100            1,431
F5 Networks, Inc. (a) .............................      65,400        1,731,792
Harris Corp. ......................................         100            5,075
InterDigital Communication Corp. (a) ..............         100            1,881
Juniper Networks, Inc. (a) ........................         281            6,899
Loral Space & Communications Ltd. .................      67,810            9,832
NETGEAR, Inc. .....................................     283,600        3,045,864
Option NV (a) .....................................          90            2,289
Packeteer, Inc. (a) ...............................          10              162
Plantronics, Inc. (a) .............................         100            4,210
Polycom, Inc. (a) .................................         200            4,482
QLogic Corp. (a) ..................................          81            2,154
QUALCOMM, Inc. ....................................         100            7,298
Research in Motion Ltd. (a) .......................     110,600        7,565,972
Scientific-Atlanta, Inc. ..........................         100            3,450
SeaChange International, Inc. (a) .................         100            1,688
SpectraLink Corp. .................................         100            1,490
ViaSat, Inc. (a) ..................................         100            2,495
                                                                    ------------
                                                                      13,095,914
                                                                    ------------

Computers & Peripherals - 0.0%
Applied Films Corp. (a) ...........................         100            2,902
Avid Technology, Inc. (a) .........................         100            5,457
Compal Electronics, Inc. ..........................       1,000            1,087
Drexler Technology Corp. (a) ......................         100            1,333
EMC Corp. (a) .....................................       6,300           71,820
iCAD, Inc. (a) ....................................         100              370
Lexmark International, Inc. Class A (a) ...........         100            9,653
M-Systems Flash Disk Pioneers Ltd. (a) ............         900           13,419
Moser-Baer India Ltd. .............................         200              781
Network Appliance, Inc. (a) .......................         100            2,153
Overland Storage, Inc. (a) ........................         100            1,329
Psion PLC(a) ......................................         100              113
SanDisk Corp. (a) .................................         200            4,338
Stratasys, Inc. (a) ...............................         150            3,714
Synoptics, Inc. (a) ...............................         100            1,915
                                                                    ------------
                                                                         120,384
                                                                    ------------

Electronic Equipment & Instruments - 4.9%
AU Optronics Corp. sponsored ADR ..................      17,850          291,669
Brightpoint, Inc. (a) .............................         150            2,063
CDW Corp. .........................................      90,892        5,795,274
CellStar Corp. (a) ................................         100              736
Cognex Corp. ......................................         100            3,848
Dionex Corp. (a) ..................................         100            5,517
Elec & Eltek International Co. Ltd. ...............   1,929,000        5,401,200
Excel Technology, Inc. (a) ........................         100            3,325
Fargo Electronics, Inc. (a) .......................         100            1,111
Flir Systems, Inc. (a) ............................     136,745        7,507,301
Global Imaging Systems, Inc. (a) ..................         100            3,666

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
Mid Cap Portfolio                      12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks - continued
--------------------------------------------------------------------------------

                                                        Shares    Value (Note 1)
                                                      ---------   --------------
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Hon Hai Precision Industries Co. Ltd. .............   7,609,400     $ 28,334,078
l. D. Systems Inc. (a) ............................         100            1,507
Identix, Inc. (a) .................................         100              747
INFICON Holding AG (a) ............................         100            8,724
Itron, Inc. (a) ...................................         100            2,294
Keyence Corp. .....................................      19,700        4,559,561
Landauer, Inc. ....................................         100            4,466
Lexar Media, Inc. (a) .............................         100              668
LoJack Corp. (a) ..................................         100              879
Metrologic Instruments, Inc. (a) ..................         200            3,988
Mettler-Toledo International, Inc. (a) ............     186,700        9,174,438
MOCON, Inc. .......................................         100              850
MTS Systems Corp. .................................         100            2,345
Nam Tai Electronics, Inc. .........................          30              646
National Instruments Corp. ........................         150            4,598
ScanSource, Inc. (a) ..............................         100            5,942
Symbol Technologies, Inc. .........................   2,608,600       38,450,764
Thermo Electron Corp. (a) .........................         100            3,074
Trimble Navigation Ltd. (a) .......................         150            4,169
Universal Display Corp. (a) .......................         100            1,074
Varian, Inc. (a) ..................................         100            4,215
Viisage Technology, Inc. (a) ......................         100              872
Waters Corp. (a) ..................................     978,720       46,763,242
Yageo Corp. sponsored GDR (a) .....................         100              245
                                                                    ------------
                                                                     146,349,096
                                                                    ------------

Internet Software & Services - 0.4%
Aquantive, Inc. (a) ...............................     190,200        1,879,176
Ariba, Inc. (a) ...................................         100              198
Asialnfo Holdings, Inc. (a) .......................         100              528
Ask Jeeves, Inc. (a) ..............................         100            3,903
Autobytel, Inc. (a) ...............................         100              908
Blue Coat Systems, Inc. (a) .......................         100            3,349
CNET Networks, Inc. (a) ...........................         100            1,107
Digital Impact, Inc. (a) ..........................         100              190
Digital Insight Corp. (a) .........................          10              207
Digital River, Inc. (a) ...........................         100            3,263
DoubleClick, Inc. (a) .............................     515,559        4,005,893
EarthLink, Inc. (a) ...............................         100            1,035
FindWhat.com (a) ..................................         100            2,314
FreeMarkets, Inc. (a) .............................         100              652
Internet Commerce Corp. Class A (a) ...............         100              120
iPass, Inc. .......................................         100            1,059
j2 Global Communications, Inc. (a) ................         200            5,560
LookSmart Ltd. (a) ................................         100              217
Neoforma, Inc. (a) ................................         100            1,214
Netease.com, Inc. sponsored ADR (a) ...............         100            4,132
Netegrity, Inc. (a) ...............................         100              846
NetRatings, Inc. (a) ..............................          10              163
NIC, Inc. (a) .....................................          10               72
Open Text Corp. (a) ...............................         100            3,201
PEC Solutions, Inc. (a) ...........................         100            1,193
Quovadx, Inc. (a) .................................          10     $         12
Raindance Communications, Inc. (a) ................          10               21
RealNetworks, Inc. (a) ............................     647,309        4,427,594
Retek, Inc. (a) ...................................         100              614
Sina Corp. (a) ....................................         100            3,299
Sohu.com, Inc. (a) ................................      39,000          775,320
Supportsoft, Inc. (a) .............................          10               87
United Online, Inc. (a) ...........................         150            2,642
ValueClick, Inc. (a) ..............................         100            1,198
VeriSign, Inc. (a) ................................         100            1,990
WebEx Communications, Inc. (a) ....................         100            2,176
Websense, Inc. (a) ................................      27,400        1,020,102
Yahoo!, Inc. (a) ..................................         200            7,266
                                                                    ------------
                                                                      12,162,821
                                                                    ------------

IT Services - 0.8%
Affiliated Computer Services, Inc. Class A (a) ....     262,700       13,907,338
Alliance Data Systems Corp. (a) ...................         100            4,225
Anteon International Corp. (a) ....................         100            3,262
CACI International, Inc. Class A (a) ..............         300           12,132
CheckFree Corp. (a) ...............................         100            3,000
Cognizant Technology Solutions Corp.
   Class A (a) ....................................         600           15,246
DST Systems, Inc. (a) .............................     150,800        7,251,972
First Data Corp. ..................................          36            1,603
Global Payments, Inc. .............................         100            4,502
Hewitt Associates, Inc. Class A (a) ...............         100            2,750
iGate Corp. (a) ...................................         100              398
Indra Sistemas SA .................................          90            1,150
Infocrossing, Inc. (a) ............................         100            1,350
Infosys Technologies Ltd. sponsored ADR ...........         100            9,277
infoUSA, Inc. (a) .................................         100            1,014
InteliData Technologies Corp. (a) .................         100               66
Intrado, Inc. (a) .................................         100            1,609
ManTech International Corp. Class A (a) ...........     141,100        2,648,447
Maximus, Inc. (a) .................................         100            3,546
Paychex, Inc. .....................................         100            3,388
Satyam Computer Services Ltd. .....................         100              664
SRA International, Inc. Class A (a) ...............         200            8,464
StarTek, Inc. .....................................         100            3,580
SunGard Data Systems, Inc. (a) ....................         200            5,200
Syntel, Inc. ......................................         100            1,655
The BISYS Group, Inc. (a) .........................         100            1,406
TietoEnator Oyj ...................................         100            3,043
Total System Services, Inc. .......................         100            2,190
Tyler Technologies, Inc. (a) ......................         100              946
                                                                    ------------
                                                                      23,903,423
                                                                    ------------

Office Electronics - 0.5%
Neopost SA ........................................       2,200          130,346
Zebra Technologies Corp. Class A (a) ..............     172,750       15,029,250
                                                                    ------------
                                                                      15,159,596
                                                                    ------------

Semiconductors & Semiconductor Equipment - 0.4%
Agere Systems, Inc. Class A (a) ...................         100              230

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       13                      Semiannual Report
--------------------------------------------------------------------------------

Fidelity Variable Insurance Products: Mid Cap Portfolio
Investments (Unaudited) - continued

--------------------------------------------------------------------------------
Common Stocks - continued
--------------------------------------------------------------------------------
                                                         Shares   Value (Note 1)
                                                        -------   --------------
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Analog Devices, Inc. ................................       100    $      4,708
ARM Holdings PLC sponsored ADR ......................       100             665
ASM Pacific Technology Ltd. .........................       500           1,875
ATI Technologies, Inc. (a) ..........................       100           1,886
Broadcom Corp. Class A (a) ..........................       100           4,677
Cabot Microelectronics Corp. (a) ....................       100           3,061
Cree, Inc. (a) ......................................    46,100       1,073,208
Hi/fn, Inc. (a) .....................................         8              96
International Rectifier Corp. (a) ...................    77,600       3,214,192
Intersil Corp. Class A ..............................    57,000       1,234,620
KLA-Tencor Corp. (a) ................................       100           4,938
Lam Research Corp. (a) ..............................       100           2,680
Linear Technology Corp. .............................       100           3,947
Marvell Technology Group Ltd. (a) ...................       200           5,340
Micrel, Inc. (a) ....................................       100           1,215
Microchip Technology, Inc. ..........................       100           3,154
Novellus Systems, Inc. (a) ..........................       100           3,144
NVIDIA Corp. (a) ....................................   209,700       4,298,850
Omnivision Technologies, Inc. (a) ...................       400           6,380
Pixelworks, Inc. (a) ................................   178,900       2,740,748
PLX Technology, Inc. (a) ............................       100           1,726
Rambus, Inc. (a) ....................................       100           1,777
RF Micro Devices, Inc. (a) ..........................       100             750
Silicon Image, Inc. (a) .............................       100           1,313
Standard Microsystems Corp. (a) .....................       100           2,332
Tundra Semiconductor Corp. Ltd. (a) .................       100           1,706
Zoran Corp. (a) .....................................       100           1,835
                                                                   ------------
                                                                     12,621,053
                                                                   ------------

Software - 0.4%
Activision, Inc. (a) ................................       225           3,578
Adobe Systems, Inc. .................................       100           4,650
Altiris, Inc. (a) ...................................       100           2,761
Ansys, Inc. (a) .....................................       100           4,700
BEA Systems, Inc. (a) ...............................       100             822
Borland Software Corp. (a) ..........................       100             849
Bottomline Technologies, Inc. (a) ...................        11             116
Business Objects SA sponsored ADR (a) ...............       100           2,263
Cadence Design Systems, Inc. (a) ....................       100           1,463
Check Point Software Technologies Ltd. (a) ..........       100           2,699
Citrix Systems, Inc. (a) ............................       100           2,036
Cognos, Inc. (a) ....................................       100           3,613
Concur Technologies, Inc. (a) .......................       100           1,070
Creo, Inc. (a) ......................................       100             877
Dassault Systemes SA sponsored ADR ..................       100           4,687
Digimarc Corp. (a) ..................................       100           1,335
Dwango Co. Ltd. .....................................         1          34,499
Electronic Arts, Inc. (a) ...........................       100           5,455
EPIQ Systems, Inc. (a) ..............................       100           1,450
Evolving Systems, Inc. (a) ..........................       100             475
FactSet Research Systems, Inc. ......................       100           4,727
FileNET Corp. (a) ...................................       100    $      3,157
Hudson Soft Co. Ltd. ................................       100             934
Hyperion Solutions Corp. (a) ........................       100           4,372
Informatica Corp. (a) ...............................       100             763
Intuit, Inc. (a) ....................................       100           3,858
Kewill Systems PLC (a) ..............................       100             120
Kronos, Inc. (a) ....................................       100           6,180
Macrovision Corp. (a) ...............................       100           2,503
Magma Design Automation, Inc. (a) ...................       100           1,923
Manhattan Associates, Inc. (a) ......................       100           3,088
Mercury Interactive Corp. (a) .......................       100           4,983
Merge Technologies, Inc. (a) ........................       100           1,463
MRO Software, Inc. (a) ..............................       100           1,361
NDS Group PLC sponsored ADR (a) .....................       100           2,522
Network Associates, Inc. (a) ........................       100           1,813
PeopleSoft, Inc. (a) ................................       100           1,850
Plato Learning, Inc. (a) ............................    94,100         932,531
Quality Systems, Inc. (a) ...........................       100           4,909
Quest Software, Inc. (a) ............................       100           1,290
Red Hat, Inc. (a) ...................................       100           2,297
Renaissance Learning, Inc. ..........................    55,870       1,252,605
Roxio, Inc. (a) .....................................       100             491
RSA Security, Inc. (a) ..............................       100           2,047
ScanSoft, Inc. (a) ..................................       100             495
SERENA Software, Inc. (a) ...........................       100           1,909
Symantec Corp. (a) ..................................    17,700         774,906
Synopsys, Inc. (a) ..................................       100           2,843
TALX Corp. ..........................................    83,200       2,032,576
Temenos Group AG (a) ................................       100             916
THQ, Inc. (a) .......................................   182,500       4,179,250
Trend Micro, Inc. sponsored ADR .....................       100           4,497
Vastera, Inc. (a) ...................................   392,400       1,177,200
WatchGuard Technologies, Inc. (a) ...................        10              72
                                                                   ------------
                                                                     10,495,849
                                                                   ------------

   TOTAL INFORMATION TECHNOLOGY .....................               233,908,136
                                                                   ------------

MATERIALS - 21.0%
Chemicals - 1.2%
American Vanguard Corp. .............................       150           5,060
Asian Paints India Ltd. (a) .........................    45,800         312,307
Balchem Corp. .......................................       100           2,750
BOC Group PLC .......................................       100           1,679
Cambrex Corp. .......................................       100           2,523
Ecolab, Inc. ........................................   500,300      15,859,510
Headwaters, Inc. (a) ................................       100           2,593
IMC Global, Inc. ....................................       100           1,340
International Flavors & Fragrances, Inc. ............       100           3,740
Minerals Technologies, Inc. .........................    56,200       3,259,600
Nitto Denko Corp. ...................................   233,100      12,095,069
Novozymes AS Series B ...............................    18,800         849,946
Potash Corp. of Saskatchewan ........................       100           9,626
Praxair, Inc. .......................................       200           7,982
Quaker Chemical Corp. ...............................       100           2,762

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
Mid Cap Portfolio                      14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks - continued
--------------------------------------------------------------------------------
                                                        Shares    Value (Note 1)
                                                      ---------   --------------
MATERIALS - continued
Chemicals - continued
Sasa Dupont Sabanci Polyester Sanayi AS (a) .......       1,000     $         1
Sensient Technologies Corp. .......................         100           2,148
Sigma Aldrich Corp. ...............................         100           5,961
Sinopec Beijing Yanhua Petrochemical Co. Ltd.
   sponsored ADR (a) ..............................         100           1,617
Sinopec Shanghai Petrochemical Co. Ltd.:
   (H Shares) .....................................       2,000             667
   sponsored ADR ..................................     134,900       4,477,331
Spartech Corp. ....................................         100           2,594
Terra Nitrogen Co. LP .............................         100           1,200
Valspar Corp. .....................................         100           5,039
                                                                    -----------
                                                                     36,913,045
                                                                    -----------

Construction Materials - 0.0%
Anhui Conch Cement Co. Ltd. (H Shares) ............   1,000,000       1,109,003
Cemex SA de CV sponsored ADR ......................         104           3,026
Cheung Kong Infrastructure Holdings Ltd. ..........       1,000           2,410
Florida Rock Industries, Inc. .....................         150           6,326
James Hardie Industries NV ........................         100             419
Vulcan Materials Co. ..............................         100           4,755
                                                                    -----------
                                                                      1,125,939
                                                                    -----------

Containers & Packaging - 0.4%
Aptargroup, Inc. ..................................         100           4,369
Essel Propack Ltd. ................................      13,700          56,022
IPL, Inc. Class A .................................         100             693
Packaging Corp. of America ........................     443,600      10,602,040
                                                                    -----------
                                                                     10,663,124
                                                                    -----------

Metals & Mining - 19.0%
Agnico-Eagle Mines Ltd. ...........................   1,180,230      15,722,833
Agnico-Eagle Mines Ltd. warrants 11/14/07 (a) .....      23,350          65,380
AK Steel Holding Corp. (a) ........................     380,000       2,002,600
Alumina Ltd. ......................................   1,236,600       4,563,618
Alumina Ltd. sponsored ADR ........................     131,100       1,959,945
Apex Silver Mines Ltd. (a) ........................         100           1,705
Arch Coal, Inc. ...................................     340,200      12,447,918
AUR Resources, Inc. (a) ...........................         100             450
Barrick Gold Corp. ................................         100           1,993
BHP Billiton Ltd. sponsored ADR ...................         100           1,752
BHP Steel Ltd. ....................................   1,037,200       4,886,169
Brush Engineered Materials, Inc. (a) ..............         100           1,890
Commercial Metals Co. .............................      83,600       2,712,820
Compania de Minas Buenaventura SA sponsored ADR ...   1,405,000      31,050,500
CONSOL Energy, Inc. ...............................     681,900      24,548,400
Dofasco, Inc. .....................................         100           2,969
Falconbridge Ltd. .................................     352,900       8,664,424
Freeport-McMoRan Copper & Gold, Inc. Class B ......   1,300,600      43,114,890
Glamis Gold Ltd. (a) ..............................     146,800    $  2,580,748
Goldcorp, Inc. ....................................      50,000         583,627
Golden Star Resources Ltd. (a) ....................     250,000       1,167,629
Harmony Gold Mining Co. Ltd. ......................   1,049,100      11,126,172
High River Gold Mines Ltd. (a) ....................   1,989,600       2,431,253
IMCO Recycling, Inc. (a) ..........................         100           1,322
Inco Ltd. (a) .....................................         100           3,449
Inmet Mining Corp. (a) ............................     658,400       9,131,419
International Steel Group, Inc. ...................       2,500          74,375
IPSCO, Inc. .......................................   1,165,900      26,291,530
Kinross Gold Corp. (a) ............................   3,984,866      22,166,359
Massey Energy Co. .................................     562,800      15,876,588
Meridian Gold, Inc. (a) ...........................         100           1,294
Newmont Mining Corp. ..............................   2,665,980     103,333,371
Nippon Steel Corp. ................................   3,401,000       7,242,258
Noranda, Inc. .....................................         100           1,720
Nucor Corp. .......................................     991,100      76,076,836
Peabody Energy Corp. ..............................     395,000      22,116,050
Phelps Dodge Corp. ................................     160,700      12,455,857
Placer Dome, Inc. .................................         100           1,679
POSCO sponsored ADR ...............................         100           3,351
Quanex Corp. ......................................         100           4,870
Ryerson Tull, Inc. ................................         100           1,588
Schnitzer Steel Industries, Inc. Class A ..........         150           5,094
Sons of Gwalia Ltd. ADR (a) .......................         100             965
Steel Dynamics, Inc. (a) ..........................   1,977,210      56,607,522
Steel Technologies, Inc. ..........................         100           2,208
Stillwater Mining Co. (a) .........................         100           1,501
Teck Cominco Ltd. Class B (sub. vtg.) .............   1,118,800      20,129,845
United States Steel Corp. .........................     460,700      16,179,784
Usinas Siderurgicas de Minas Gerais SA
   (Usiminas)(PN-A) ...............................     164,400       1,709,014
WMC Resources Ltd. ................................   1,265,500       4,351,844
Xstrata PLC .......................................     276,600       3,708,923
                                                                   ------------
                                                                    567,120,301
                                                                   ------------

Paper & Forest Products - 0.4%
Aracruz Celulose SA sponsored ADR .................         100           3,266
International Forest Products (Interfor)
   Class A (a) ....................................       9,100          46,390
Lee & Man Paper Manufacturing Ltd. ................   6,292,000       5,646,811
MAXXAM, Inc. (a) ..................................         100           2,660
Sino-Forest Corp. Class A (sub. vtg.) (a) .........   2,375,400       4,380,751
Votorantim Celulose e Papel SA sponsored ADR ......         100           3,180
                                                                   ------------
                                                                     10,083,058
                                                                   ------------

   TOTAL MATERIALS ................................                 625,905,467
                                                                   ------------

TELECOMMUNICATION SERVICES - 2.3%
Diversified Telecommunication Services - 0.9%
BCE, Inc. .........................................         100          2,002
Covad Communications Group, Inc. (a) ..............     387,261        929,426
General Communications, Inc. Class A (a) ..........         100            794

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       15                      Semiannual Report
--------------------------------------------------------------------------------

Fidelity Variable Insurance Products: Mid Cap Portfolio
Investments (Unaudited) - continued

--------------------------------------------------------------------------------
Common Stocks - continued
--------------------------------------------------------------------------------

                                                      Shares     Value (Note 1)
                                                    ----------   --------------
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication
Services - continued
Golden Telecom, Inc. ............................      139,500   $    3,925,530
Hungarian Telephone & Cable Corp. (a) ...........          100              970
Matav Rt. sponsored ADR .........................          100            2,031
Philippine Long Distance Telephone Co. (a) ......          100            2,052
Philippine Long Distance Telephone Co.
   sponsored ADR (a) ............................      516,100       10,765,846
PT Indosat Tbk sponsored ADR ....................          100            2,120
PT Telkomunikasi Indonesia Tbk sponsored ADR ....      695,200       10,810,360
Rostelecom sponsored ADR ........................          100            1,292
Telefonica del Peru SA sponsored ADR ............          100              261
Teleglobe International Holdings Ltd. (a) .......            5               25
Warwick Valley Telephone Co. ....................          300            6,375
                                                                 --------------
                                                                     26,449,084
                                                                 --------------

Wireless Telecommunication Services - 1.4%
Advanced Info Service PCL (For. Reg.) ...........          100              217
America Movil SA de CV sponsored ADR ............      224,300        8,157,791
At Road, Inc. (a) ...............................      211,427        1,617,417
Boston Communications Group, Inc. (a) ...........          100            1,025
Mobile TeleSystems OJSC sponsored ADR ...........       55,700        6,795,400
MTN Group Ltd. (a) ..............................    2,190,216       10,145,657
Nextel Communications, Inc. Class A (a) .........          100            2,666
Nextel Partners, Inc. Class A (a) ...............          100            1,592
Nil Holdings, Inc. (a) ..........................      471,908       15,898,581
Telemig Celular Participacoes SA ADR ............          100            2,950
Telephone & Data Systems, Inc. ..................          100            7,120
Vimpel Communications sponsored ADR (a) .........          100            9,645
                                                                 --------------
                                                                     42,640,061
                                                                 --------------

   TOTAL TELECOMMUNICATION SERVICES .............                    69,089,145
                                                                 --------------

UTILITIES - 0.0%
Electric Utilities - 0.0%
Ameren Corp. ....................................          100            4,296
Black Hills Corp. ...............................          100            3,150
Cinergy Corp. ...................................          100            3,800
Empire District Electric Co. ....................          100            2,011
FPL Group, Inc. .................................          100            6,395
Otter Tail Corp. ................................          100            2,686
PPL Corp. .......................................          100            4,590
Wisconsin Energy Corp. ..........................          100            3,261
                                                                 --------------
                                                                         30,189
                                                                 --------------

Gas Utilities - 0.0%
KeySpan Corp. ...................................          100            3,670
                                                                 --------------
Multi-Utilities & Unregulated Power - 0.0%
Energy East Corp. ...............................          100            2,425
Equitable Resources, Inc. .......................        1,100           56,881
Public Service Enterprise Group, Inc. ...........          100   $        4,003
Questar Corp. ...................................        5,600          216,384
                                                                 --------------
                                                                        279,693
                                                                 --------------

   TOTAL UTILITIES ..............................                       313,552
                                                                 --------------

TOTAL COMMON STOCKS
   (Cost $2,283,944,287) ........................                 2,952,654,864
                                                                 --------------

--------------------------------------------------------------------------------
Nonconvertible Preferred Stocks - 0.0%
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Porsche AG (non-vtg.) ...........................          100           67,084
                                                                 --------------
Household Durables - 0.0%
Fedders Corp. Series A, 8.60% ...................            5              122
                                                                 --------------
TOTAL NONCONVERTIBLE PREFERRED STOCKS
   (Cost $58,459) ...............................                        67,206
                                                                 --------------

--------------------------------------------------------------------------------
Money Market Fund - 3.0%
--------------------------------------------------------------------------------

Fidelity Cash Central Fund, 1.16% (b) ...........   19,807,160       19,807,160
Fidelity Securities Lending Cash Central
   Fund, 1.18% (b) ..............................   71,001,350       71,001,350
                                                                 --------------
TOTAL MONEY MARKET FUNDS
   (Cost $90,808,510) ...........................                    90,808,510
                                                                 --------------
TOTAL INVESTMENT PORTFOLIO - 101.9%
   (Cost $2,374,811,256) ........................                 3,043,530,580

NET OTHER ASSETS - (1.9)% .......................                   (58,193,567)
                                                                 --------------
NET ASSETS - 100% ...............................                $2,985,337,013
                                                                 ==============

Legend

(a)  Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c)  Affiliated company

Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,314,182,787 and $878,592,003, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $86,513 for the period.

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
Mid Cap Portfolio                      16
--------------------------------------------------------------------------------

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $11,369,500. The weighted average interest rate was 1.12%. At period end there were no interfund loans outstanding.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America ..............................................    73.2%
Canada ................................................................     6.9%
Japan .................................................................     4.4%
Netherlands ...........................................................     1.9%
Cayman Islands ........................................................     1.1%
Peru ..................................................................     1.0%
Italy .................................................................     1.0%
India .................................................................     1.0%
Others (individually less than 1%) ....................................     9.5%
                                                                          -----
                                                                          100.0%
                                                                          =====

Companies which are affiliates of the fund at period end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

                                                Value,                                             Value,
                                              beginning                    Sales     Dividend      end of
Affiliate                                     of period     Purchases    Proceeds     Income       period
------------------------------------------   -----------   ----------   ----------   --------   -----------
Bright Horizons Family Solutions, Inc. ...   $28,782,600   $       --   $       --      $--     $36,738,933
Harvard Bioscience, Inc. .................    24,939,580    1,588,729    1,104,712       --      13,516,371
IMPCO Technologies, Inc. .................     1,771,032    6,691,612      791,283       --       7,183,917
                                             -----------   ----------   ----------      ---     -----------
TOTALS ...................................   $55,493,212   $8,280,341   $1,895,995      $--     $57,439,221
                                             ===========   ==========   ==========      ===     ===========

Income Tax Information

At December 31, 2003, the fund had a capital loss carryforward of approximately $128,510,000 of which $28,092,000 and $100,418,000 will expire on December 31,
2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                         17                    Semiannual Report
--------------------------------------------------------------------------------

Fidelity Variable Insurance Products: Mid Cap Portfolio
Financial Statements

-------------------------------------------------------------------------------
Statement of Assets and Liabilities
-------------------------------------------------------------------------------

                                                       June 30, 2004 (Unaudited)

Assets

Investment in securities, at value (including
   securities loaned of $68,587,070) (cost
   $2,374,811,256) - See accompanying
   schedule ....................................                 $3,043,530,580
Cash ...........................................                        617,427
Foreign currency held at value
   (cost $9,038,195) ...........................                      8,993,492
Receivable for investments sold ................                      4,201,220
Receivable for fund shares sold ................                      4,928,190
Dividends receivable ...........................                      1,817,550
Interest receivable ............................                         27,940
Prepaid expenses ...............................                          4,347
Other receivables ..............................                        256,232
                                                                 --------------
   Total assets ................................                  3,064,376,978
Liabilities
Payable for investments purchased ..............   $ 5,321,531
Payable for fund shares redeemed ...............       653,409
Accrued management fee .........................     1,371,554
Distribution fees payable ......................       364,734
Other affiliated payables ......................       236,506
Other payables and accrued expenses ............        90,881
Collateral on securities loaned, at value ......    71,001,350
                                                   -----------
   Total liabilities ...........................                     79,039,965
                                                                 --------------
Net Assets .....................................                 $2,985,337,013
                                                                 ==============
Net Assets consist of:
Paid in capital ................................                 $2,346,608,712
Accumulated net investment loss ................                        (81,196)
Accumulated undistributed net realized gain
   (loss) on investments and foreign currency
   transactions ................................                    (29,863,309)
Net unrealized appreciation (depreciation) on
   investments and assets and liabilities in
   foreign currencies ..........................                    668,672,806
                                                                 --------------
Net Assets .....................................                 $2,985,337,013
                                                                 ==============
   Initial Class:
   Net Asset Value, offering price and
      redemption price per share
      ($747,711,432 / 29,146,847 shares) .......                 $        25.65
                                                                 ==============
   Service Class:
   Net Asset Value, offering price and
      redemption price per share
      ($666,339,889 / 26,053,220 shares) .......                 $        25.58
                                                                 ==============
   Service Class 2:
   Net Asset Value, offering price and
      redemption price per share
      ($1,571,285,692 / 61,790,767 shares) .....                 $        25.43
                                                                 ==============

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------

                                      Six months ended June 30, 2004 (Unaudited)

Investment Income
Dividends .......................................                  $  9,539,548
Interest ........................................                       184,569
Security lending ................................                       495,497
                                                                   ------------
   Total income .................................                    10,219,614

Expenses
Management fee ..................................   $  7,805,781
Transfer agent fees .............................        909,886
Distribution fees ...............................      2,028,967
Accounting and security lending fees ............        433,156
Non-interested trustees' compensation ...........          6,198
Custodian fees and expenses .....................        197,020
Audit ...........................................         25,377
Legal ...........................................          1,465
Interest ........................................            709
Miscellaneous ...................................         61,611
                                                    ------------
   Total expenses before reductions .............     11,470,170
   Expense reductions ...........................       (422,281)    11,047,889
                                                    ------------   ------------

Net investment income (loss) ....................                      (828,275)
                                                                   ------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
   Investment securities (Including realized
      gain of $497,820 on sales of investments in
      affiliated issuers) .......................    102,252,078
   Foreign currency transactions ................        (90,332)
                                                    ------------
Total net realized gain (loss) ..................                   102,161,746
Change in net unrealized appreciation
   (depreciation) on:
   Investment securities (net of decrease in
      deferred foreign taxes of $336,495) .......     55,881,976
Assets and liabilities in foreign currencies ....        (49,956)
                                                    ------------
Total change in net unrealized
   appreciation (depreciation) ..................                    55,832,020
                                                                   ------------
Net gain (loss) .................................                   157,993,766
                                                                   ------------
Net increase (decrease) in net
   assets resulting from operations .............                  $157,165,491
                                                                   ============

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
Mid Cap Portfolio                      18
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Statement of Changes in Net Assets
-------------------------------------------------------------------------------

                                              Six months ended    Year ended
                                               June 30, 2004      December 31,
                                                (Unaudited)          2003/A/
                                              ----------------  ---------------
Increase (Decrease) in Net Assets
Operations
   Net investment income (loss) ............   $     (828,275)   $   (2,294,177)
   Net realized gain (loss) ................      102,161,746        29,542,718
   Change in net unrealized appreciation
      (depreciation) .......................       55,832,020       575,223,419
                                               --------------    --------------
   Net increase (decrease) in net assets
      resulting from operations ............      157,165,491       602,471,960
                                               --------------    --------------
Distributions to shareholders from net
   investment income .......................               --        (5,082,393)
                                               --------------    --------------
Share transactions - net increase
   (decrease) ..............................      391,938,620       440,089,337
                                               --------------    --------------
   Total increase (decrease) in net
      assets ...............................      549,104,111     1,037,478,904

Net Assets
   Beginning of period .....................    2,436,232,902     1,398,753,998
                                               --------------    --------------
   End of period (including accumulated
      net investment loss of $81,196
      and undistributed net investment
      income of $76,412, respectively) .....   $2,985,337,013    $2,436,232,902
                                               ==============    ==============

Other Information:

                                    Six months ended June 30, 2004 (Unaudited)
                                 -----------------------------------------------
Share Transactions               Initial Class   Service Class   Service Class 2
------------------------------   -------------   -------------   ---------------
Shares
   Sold ......................       3,033,539       2,796,337       15,362,035
   Redeemed ..................      (1,972,466)       (820,174)      (2,686,035)
                                  ------------    ------------     ------------
   Net increase (decrease) ...       1,061,073       1,976,163       12,676,000
                                  ============    ============     ============
Dollars
   Sold ......................    $ 75,752,954    $ 69,585,537     $380,650,840
   Redeemed ..................     (48,337,345)    (20,166,493)     (65,546,873)
                                  ------------    ------------     ------------
   Net increase (decrease) ...    $ 27,415,609    $ 49,419,044     $315,103,967
                                  ============    ============     ============

                                           Year ended December 31, 2003
                                 -----------------------------------------------
Share Transactions               Initial Class   Service Class   Service Class 2
------------------------------   -------------   -------------   ---------------
Shares
   Sold ......................       4,434,612       4,691,539       24,537,608
   Reinvested ................         131,528          76,717           95,288
   Redeemed ..................      (5,011,471)     (2,353,097)      (5,472,778)
                                  ------------    ------------    -------------
Net increase (decrease) ......        (445,331)      2,415,159       19,160,118
                                  ============    ============    =============
   Dollars
   Sold ......................    $ 95,795,053    $ 94,175,028    $ 482,784,357
   Reinvested ................       2,207,036       1,285,007        1,590,350
   Redeemed ..................     (89,867,137)    (43,168,976)    (104,711,381)
                                  ------------    ------------    -------------
Net increase (decrease) ......    $  8,134,952    $ 52,291,059    $ 379,663,326
                                  ============    ============    =============

                                           Year ended December 31, 2003
                                 -----------------------------------------------
Distributions                    Initial Class   Service Class   Service Class 2
------------------------------   -------------   -------------   ---------------
From net investment income ...     $2,207,036      $1,285,007       $1,590,350
                                   ==========      ==========       ==========

/A/ Certain amounts have been reclassified. See Note 1 of Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements

--------------------------------------------------------------------------------
                                       19                      Semiannual Report
--------------------------------------------------------------------------------

Fidelity Variable Insurance Products: Mid Cap Portfolio

--------------------------------------------------------------------------------
Financial Highlights -- Initial Class
--------------------------------------------------------------------------------

                                                   Six months ended                  Years ended December 31,
                                                     June 30, 2004    ------------------------------------------------------
                                                      (Unaudited)      2003/H/       2002        2001        2000      1999
                                                   ----------------   --------     --------    --------    --------   ------
Selected Per-Share Data
Net asset value, beginning of period ...........     $  24.16         $  17.51     $  19.60    $  20.26    $  15.25   $10.31
                                                     --------         --------     --------    --------    --------   ------
Income from Investment Operations
   Net investment income (loss)/E/ .............          .01               --/G/       .09         .20         .19       --/G/
   Net realized and unrealized gain (loss) .....         1.48             6.73        (2.00)       (.86)       4.95     5.05
                                                     --------         --------     --------    --------    --------   ------
Total from investment operations ...............         1.49             6.73        (1.91)       (.66)       5.14     5.05
                                                     --------         --------     --------    --------    --------   ------
Distributions from net investment income .......           --             (.08)        (.18)         --        (.08)      --
Distributions from net realized gain ...........           --               --           --          --          --     (.09)
Distributions in excess of net realized gain ...           --               --           --          --        (.05)    (.02)
                                                     --------         --------     --------    --------    --------   ------
   Total distributions .........................           --             (.08)        (.18)         --        (.13)    (.11)
                                                     --------         --------     --------    --------    --------   ------
Net asset value, end of period .................     $  25.65         $  24.16     $  17.51    $  19.60    $  20.26   $15.25
                                                     ========         ========     ========    ========    ========   ======
Total Return/B,C,D/ ............................         6.17%           38.64%       (9.82)%     (3.26)%     33.78%   49.04%
Ratios to Average Net Assets/F/
   Expenses before expense reductions ..........          .69%/A/          .70%         .70%        .69%        .74%    3.34%
   Expenses net of voluntary waivers, if any ...          .69%/A/          .70%         .70%        .69%        .74%    1.00%
   Expenses net of all reductions ..............          .66%*            .68%         .63%        .62%        .69%     .97%
   Net investment income (loss) ................          .09%*             --%         .51%       1.06%       1.01%     .01%
Supplemental Data
   Net assets, end of period (000 omitted) .....     $747,711         $678,480     $499,557    $574,934    $589,026   $1,744
   Portfolio turnover rate .....................           66%/A/           51%         135%        144%        245%     163%

/A/ Annualized /B/ Total returns for periods of less than one year are not annualized. /C/ Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. /D/ Total returns would have been lower had certain expenses not been reduced during the periods shown. /E/ Calculated based on average shares outstanding during the period. /F/ Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. /G/ Amount represents less than $.01 per share. /H/ As the result of a correction made in the classification of distributions received on securities representing realized gains for the year ended December 31, 2003, amounts previously reported have been reclassified. The impact of this correction was a decrease in net investment loss of $0.01 per share and a corresponding decrease in net realized and unrealized gain (loss). The ratio of net investment loss to average net assets decreased from (0.04)% to 0.00%. The classification had no impact on total net assets or total return of the class.

--------------------------------------------------------------------------------
Financial Highlights - Service Class
--------------------------------------------------------------------------------

                                                   Six months ended                  Years ended December 31,
                                                     June 30, 2004    ------------------------------------------------------
                                                     (Unaudited)       2003/H/      2002        2001        2000       1999
                                                   ----------------   --------    --------    --------    --------   -------
Selected Per-Share Data
Net asset value, beginning of period ...........     $  24.10         $  17.46    $  19.54    $  20.22    $  15.24   $ 10.31
                                                     --------         --------    --------    --------    --------   -------
Income from Investment Operations
   Net investment income (loss)/E/ .............           --/G/          (.02)        .08         .18         .17      (.01)
   Net realized and unrealized gain (loss) .....         1.48             6.72       (2.00)       (.86)       4.93      5.05
                                                     --------         --------    --------    --------    --------   -------
Total from investment operations ...............         1.48             6.70       (1.92)       (.68)       5.10      5.04
                                                     --------         --------    --------    --------    --------   -------
Distributions from net investment income .......           --             (.06)       (.16)         --        (.07)       --
Distributions from net realized gain ...........           --               --          --          --          --      (.09)
Distributions in excess of net realized gain ...           --               --          --          --        (.05)     (.02)
                                                     --------         --------    --------    --------    --------   -------
   Total distributions .........................           --             (.06)       (.16)         --        (.12)     (.11)
                                                     --------         --------    --------    --------    --------   -------
Net asset value, end of period .................     $  25.58         $  24.10    $  17.46    $  19.54    $  20.22   $ 15.24
                                                     ========         ========    ========    ========    ========   =======
Total Return/B,C,D/ ............................         6.14%           38.52%      (9.90)%     (3.36)%     33.54%    48.94%
Ratios to Average Net Assets/F/
   Expenses before expense reductions ..........          .79%/A/          .80%        .80%        .79%        .84%     3.41%
   Expenses net of voluntary waivers, if any ...          .79%/A/          .80%        .80%        .79%        .84%     1.10%
   Expenses net of all reductions ..............          .76%/A/          .78%        .73%        .72%        .79%     1.07%
   Net investment income (loss) ................         (.01)%/A/        (.10)%       .41 %       .96%        .92%     (.09)%
Supplemental Data
   Net assets, end of period (000 omitted) .....     $666,340         $580,179    $378,264    $366,665    $282,941   $25,908
   Portfolio turnover rate .....................           66%/A/           51%        135%        144%        245%      163%

/A/ Annualized /B/ Total returns for periods of less than one year are not annualized. /C/ Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. /D/ Total returns would have been lower had certain expenses not been reduced during the periods shown. /E/ Calculated based on average shares outstanding during the period. /F/ Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. /G/ Amount represents less than $.01 per share. /H/ As the result of a correction made in the classification of distributions received on securities representing realized gains for the year ended December 31, 2003, amounts previously reported have been reclassified. The impact of this correction was a decrease in net investment loss of $0.01 per share and a corresponding decrease in net realized and unrealized gain (loss). The ratio of net investment loss to average net assets decreased from (0.14)% to (0.10)%. The classification had no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
Mid Cap Portfolio                      20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Highlights -- Service Class 2
--------------------------------------------------------------------------------

                                                   Six months ended                Years ended December 31,
                                                     June 30, 2004    -------------------------------------------------
                                                      (Unaudited)       2003/H/       2002        2001        2000/F/
                                                   ----------------   ----------    --------    --------    -----------
Selected Per-Share Data
Net asset value, beginning of period ...........    $    23.98        $    17.39    $  19.49    $  20.20    $ 14.82
                                                    ----------        ----------    --------    --------    -------
Income from Investment Operations
   Net investment income (loss)/E/ .............          (.02)             (.05)        .05         .15        .14
   Net realized and unrealized gain (loss) .....          1.47              6.69       (1.99)       (.86)      5.35
                                                    ----------        ----------    --------    --------    -------
Total from investment operations ...............          1.45              6.64       (1.94)       (.71)      5.49
                                                    ----------        ----------    --------    --------    -------
Distributions from net investment income .......            --              (.05)       (.16)         --       (.06)
Distributions in excess of net realized gain ...            --                --          --          --       (.05)
                                                    ----------        ----------    --------    --------    -------
   Total distributions .........................            --              (.05)       (.16)         --       (.11)
                                                    ----------        ----------    --------    --------    -------
Net asset value, end of period .................    $    25.43        $    23.98    $  17.39    $  19.49    $ 20.20
                                                    ==========        ==========    ========    ========    =======
Total Return/B,C,D/ ............................          6.05%            38.31%     (10.02)%     (3.51)%    37.12%
Ratios to Average Net Assets/G/
   Expenses before expense reductions ..........           .95%/A/           .95%        .95%        .94%       .99%/A/
   Expenses net of voluntary waivers, if any ...           .95%/A/           .95%        .95%        .94%       .99%/A/
   Expenses net of all reductions ..............           .91%/A/           .93%        .88%        .88%       .94%/A/
   Net investment income (loss) ................          (.16)%/A/         (.25)%       .25%        .81%       .76%/A/
Supplemental Data
   Net assets, end of period (000 omitted) .....    $1,571,286        $1,177,574    $520,933    $210,356    $73,039
   Portfolio turnover rate .....................            66%/A/            51%        135%        144%       245%

/A/ Annualized /B/ Total returns for periods of less than one year are not annualized. /C/ Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. /D/ Total returns would have been lower had certain expenses not been reduced during the periods shown. /E/ Calculated based on average shares outstanding during the period. /F/ For the period January 12,2000 (commencement of operations) to December 31,2000. /G/ Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. /H/ As the result of a correction made in the classification of distributions received on securities representing realized gains for the year ended December 31, 2003, amounts previously reported have been reclassified. The impact of this correction was a decrease in net investment loss of $0.01 per share and a corresponding decrease in net realized and unrealized gain (loss). The ratio of net investment loss to average net assets decreased from (0.29)% to (0.25)%. The reclassification had no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       21                      Semiannual Report
--------------------------------------------------------------------------------

Notes to Financial Statements
For the period ended June 30, 2004 (Unaudited)

1. Significant Accounting Policies.

Mid Cap Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products:
Mid Cap Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Reclassification of Financial Information. As the result of a correction made in the classification of distributions received on securities representing realized gains for the year ended December 31, 2003, amounts previously reported have been reclassified. Net investment loss for the fund decreased by $669,090, with a corresponding decrease to net realized gain. The reclassification has no impact on total net assets or total return of the fund.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or

--------------------------------------------------------------------------------
Mid Cap Portfolio                      22
--------------------------------------------------------------------------------
the results of operations. Temporary book-tax differences will reverse in a subsequent period. Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investments and unrealized appreciation (depreciation) as of period end were as follows:

Unrealized appreciation ......................   $  723,183,925
Unrealized depreciation ......................      (60,328,890)
                                                 --------------
Net unrealized appreciation (depreciation) ...   $  662,855,035
                                                 ==============
Cost for federal income tax purposes .........   $2,380,675,545

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .57% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-l of the 1940 Act, the Fund has adopted separate 12b-l Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of ..10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class ................................   $  312,435
Service Class 2 ..............................    1,716,532
                                                 ----------
                                                 $2,028,967
                                                 ==========

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements. Each class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. For the period, the total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class ................................   $237,895
Service Class ................................    208,428
Service Class 2 ..............................    463,563
                                                 --------
                                                 $909,886
                                                 ========

--------------------------------------------------------------------------------
                                       23                      Semiannual Report
--------------------------------------------------------------------------------

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $182,572 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $421,598 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $683.

8. Other Information

At the end of the period, FMR or its affiliates were the owners of record of 21% of the total outstanding shares of the fund and two otherwise unaffiliated shareholders were the owners of record of 44% of the total outstanding shares of the fund.

9. Transactions with Affiliated Companies.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's Schedule of Investments.

--------------------------------------------------------------------------------
Mid Cap Portfolio                      24
--------------------------------------------------------------------------------

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPMID-SANN-0804
1.723369.105

                                                        RUSSELL INVESTMENT FUNDS

INVESTMENT FUNDS

[GRAPHIC] 2004 Semiannual Report

MULTI-STYLE EQUITY FUND

AGGRESSIVE EQUITY FUND

NON-U.S. FUND

REAL ESTATE SECURITIES FUND

CORE BOND FUND

JUNE 30, 2004

                                                                  [LOGO] Russell

Russell Investment Funds

Russell Investment Funds is a
"series mutual fund" with
five different investment portfolios.
These financial statements report on
the Funds, each of which has
distinct investment objectives and
strategies.

Frank Russell Investment

Management Company

Responsible for overall management
and administration of the Funds.

Frank Russell Company

Consultant to Frank Russell
Investment Management Company.

                            Russell Investment Funds

                               Semiannual Report

                           June 30, 2004 (Unaudited)

                               Table of Contents

                                                                            Page
                                                                            ----
Multi-Style Equity Fund .................................................     3

Aggressive Equity Fund ..................................................     9

Non-U.S. Fund ...........................................................    20

Real Estate Securities Fund .............................................    32

Core Bond Fund ..........................................................    34

Notes to Schedules of Investments .......................................    44

Statement of Assets and Liabilities .....................................    46

Statement of Operations .................................................    50

Statement of Changes in Net Assets ......................................    52

Financial Highlights ....................................................    54

Notes to Financial Highlights ...........................................    56

Notes to Financial Statements ...........................................    57

Disclosure of Information about Fund Directors ..........................    67

Manager, Money Managers and Service Providers ...........................    71

Russell Investment Funds

Copyright (C) Frank Russell Company 2004. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Frank Russell Company. It is delivered on an "as is" basis without warranty. The Russell logo is a trademark and service mark of Frank Russell Company. Frank Russell Company is the owner of the trademarks, service marks, and copyrights related to their respective indexes. This material must be accompanied or preceded by a current Russell Investment Funds' Prospectus containing complete information concerning the investment objectives and operations of the Funds, charges and expenses, and the applicable variable insurance policy Prospectus. The Prospectus should be read carefully before an investment is made. The performance quoted represents past performance and the investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. International markets entail different risks than those typically associated with domestic markets, including currency fluctuations, political and economic instability, accounting changes and foreign taxation. Securities may be less liquid and more volatile. Please see the Prospectus for further detail. Russell Fund Distributors, Inc., is the distributor of Russell Investment Funds.

Russell Investment Funds
Multi-Style Equity Fund

Schedule of Investments -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Common Stocks - 96.6%
Auto and Transportation - 2.4%
BorgWarner, Inc.                                                  2,600      114
Burlington Northern Santa Fe Corp.                                3,300      116
Cooper Tire & Rubber Co.                                          2,600       60
CSX Corp.                                                        21,200      695
Dana Corp.                                                        3,000       59
Delphi Corp.                                                     27,700      296
Ford Motor Co.                                                   11,600      182
General Motors Corp. (L)                                          8,000      373
Gentex Corp.                                                      8,200      325
Lear Corp.                                                        3,500      206
Magna International, Inc. Class A                                   600       51
Norfolk Southern Corp.                                            7,800      207
Skywest, Inc.                                                     3,800       66
Southwest Airlines Co.                                           89,700    1,504
Tidewater, Inc.                                                  10,950      326
Toyota Motor Corp. - ADR                                          5,850      477
Union Pacific Corp.                                                 600       36
United Parcel Service, Inc. Class B                              32,900    2,473
                                                                           -----
                                                                           7,566
                                                                           -----
Consumer Discretionary - 17.1%
Abercrombie & Fitch Co. Class A                                  12,300      477
Activision, Inc. (AE)                                            20,150      320
Advance Auto Parts (AE)                                          14,900      658
Aeropostale, Inc. (AE)                                            1,500       40
Apollo Group, Inc. Class A (AE)                                   9,600      848
Autonation, Inc. (AE)                                             6,700      115
Autozone, Inc. (AE)                                               4,800      384
Avon Products, Inc.                                               8,880      410
BearingPoint, Inc. (AE)                                          18,300      162
Bed Bath & Beyond, Inc. (AE)                                     21,300      819
Best Buy Co., Inc.                                               11,800      599
Brink's Co. (The)                                                 2,100       72
Carnival Corp.                                                    5,900      277
CDW Corp.                                                         8,600      548
Cendant Corp.                                                   102,900    2,519
Charming Shoppes                                                  4,700       42
Chico's FAS, Inc. (AE)                                            9,500      429
Christopher & Banks Corp.                                        10,700      189
Circuit City Stores, Inc.                                        28,900      374
Claire's Stores, Inc.                                             4,800      104
Clear Channel Communications, Inc.                               37,450    1,384
Coach, Inc. (AE)                                                 23,400    1,057
Corinthian Colleges, Inc. (AE)                                    4,100      101
Darden Restaurants, Inc.                                          8,000      164
DeVry, Inc. (AE)                                                  9,400      258
Dillard's, Inc. Class A                                           2,600       58
DIRECTV Group, Inc. (The)                                        25,822      442
Eastman Kodak Co.                                                14,000      378
eBay, Inc. (AE)                                                  20,680    1,902
Education Management Corp. (AE)                                   3,200      105
Electronic Arts, Inc. (AE)                                       21,100    1,151
Estee Lauder Cos., Inc. (The) Class A                            11,300      551
Federated Department Stores                                       2,200      108
Fisher Scientific International                                  12,600      728
Fossil, Inc. (AE)                                                 1,800       49
Fox Entertainment Group, Inc. Class A (AE)                       33,410      892
Gannett Co., Inc.                                                10,600      899
Gap, Inc. (The)                                                  14,600      354
Gillette Co. (The)                                               41,600    1,764
GTECH Holdings Corp.                                              2,000       93
Home Depot, Inc.                                                 73,200    2,577
InterActiveCorp (AE)                                             16,570      499
International Game Technology                                    11,900      459
Interpublic Group of Cos., Inc.                                  23,100      317
Jack in the Box, Inc. (AE)                                        2,500       74
JC Penney Co., Inc. Holding Co.                                  15,600      589
Jones Apparel Group, Inc.                                         2,100       83
Kimberly-Clark Corp.                                             26,100    1,719
Knight-Ridder, Inc.                                               6,600      475
Kohl's Corp. (AE)                                                17,700      748
Leggett & Platt, Inc.                                             1,700       45
Liberty Media Corp. Class A (AE)                                 45,220      407
Marriott International, Inc. Class A                             33,350    1,663
Mattel, Inc.                                                     32,100      586
May Department Stores Co. (The)                                  17,200      473
Maytag Corp.                                                      2,000       49
McDonald's Corp.                                                 89,700    2,332
Mohawk Industries, Inc. (AE)                                        500       37
Newell Rubbermaid, Inc.                                          29,900      703
Nike, Inc. Class B                                                7,090      537
Nordstrom, Inc.                                                   1,500       64
Office Depot, Inc. (AE)                                           7,400      133
Omnicom Group                                                    22,150    1,681
Reader's Digest Association, Inc. (The)                           2,600       42
RR Donnelley & Sons Co.                                          15,000      495
Sabre Holdings Corp. Class A                                      5,700      158
SCP Pool Corp.                                                    1,000       45
Sears Roebuck and Co.                                             5,800      219
Snap-On, Inc. Class C                                             1,500       50
Stanley Works (The)                                               1,000       46
Staples, Inc.                                                    28,100      822
Starbucks Corp. (AE)                                              9,850      428

                                                     Multi-Style Equity Fund   3

Russell Investment Funds
Multi-Style Equity Fund

Schedule of Investments, continued -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.                        20,500      919
Strayer Education, Inc.                                             500       56
Target Corp.                                                     36,300    1,542
Tech Data Corp. (AE)                                              3,000      117
Time Warner, Inc.                                               135,800    2,387
Toro Co.                                                          1,000       70
United Auto Group, Inc.                                           1,600       49
VeriSign, Inc. (AE)                                              23,500      468
VF Corp.                                                          3,400      166
Viacom, Inc. Class B                                             16,100      575
Viad Corp.                                                        1,300       35
Wal-Mart Stores, Inc.                                            26,900    1,419
Walt Disney Co.                                                  54,650    1,393
Waste Management, Inc.                                           64,500    1,977
Whirlpool Corp.                                                     800       55
Wynn Resorts, Ltd. (AE)(L)                                        6,000      232
XM Satellite Radio Holdings, Inc. Class A (AE)                    9,700      265
Yahoo!, Inc. (AE)                                                30,920    1,123
                                                                          ------
                                                                          53,227
                                                                          ------
Consumer Staples - 7.2%
Altria Group, Inc.                                               16,150      808
Anheuser-Busch Cos., Inc.                                        30,000    1,620
Clorox Co.                                                       24,700    1,328
Coca-Cola Co. (The)                                              38,800    1,959
Colgate-Palmolive Co.                                            28,300    1,654
Del Monte Foods Co. (AE)                                         33,600      341
General Mills, Inc.                                              14,100      670
HJ Heinz Co.                                                     19,400      760
Kraft Foods, Inc. Class A                                        19,900      630
Kroger Co.                                                       15,200      277
PepsiCo, Inc.                                                    64,500    3,476
Pilgrim's Pride Corp. (L)                                         1,200       35
Procter & Gamble Co.                                             86,420    4,706
RJ Reynolds Tobacco Holdings, Inc. (L)                            2,750      186
Safeway, Inc. (AE)                                                9,200      233
Sanderson Farms, Inc.                                             1,200       64
Sara Lee Corp.                                                   48,300    1,110
Supervalu, Inc.                                                   5,000      153
Systemco Corp.                                                   18,870      677
Unilever NV                                                       8,900      610
UST, Inc.                                                         4,800      173
Walgreen Co.                                                     18,750      679
WM Wrigley Jr Co.                                                 3,900      246
                                                                          ------
                                                                          22,395
                                                                          ------
Financial Services - 19.8%
ACE, Ltd.                                                         2,200       93
Alliance Data Systems Corp. (AE)                                  2,400      101
Allstate Corp. (The)                                             14,700      684
American Express Co.                                             34,670    1,781
American International Group, Inc.                               66,609    4,749
AmeriCredit Corp. (AE)                                           15,200      297
Ameritrade Holding Corp. (AE)                                    18,400      209
Archstone-Smith Trust (o)                                         5,700      167
Astoria Financial Corp.                                           3,700      135
Automatic Data Processing, Inc.                                  11,400      477
Axis Capital Holdings, Ltd.                                       7,800      218
Bank of America Corp.                                            80,398    6,804
Bank of New York Co., Inc. (The)                                 37,400    1,103
Bank One Corp.                                                   14,550      742
BB&T Corp.                                                        1,000       37
Capital One Financial Corp.                                      16,800    1,149
Checkfree Corp. (AE)                                             17,300      519
Chubb Corp.                                                       3,800      259
Cigna Corp.                                                      17,070    1,175
Citigroup, Inc.                                                 153,889    7,157
CNA Financial Corp. (AE)                                          2,100       62
Comerica, Inc.                                                   14,100      774
Commerce Bancorp, Inc.                                            3,400      187
Commerce Bancshares, Inc.                                        12,300      565
Conseco, Inc. (AE)                                               21,300      424
Deluxe Corp.                                                      2,700      117
Dow Jones & Co., Inc.                                            12,000      541
E*Trade Financial Corp. (AE)                                     22,800      254
Endurance Specialty Holdings, Ltd.                                6,100      212
Equity Office Properties Trust (o)                               16,900      460
Equity Residential (o)                                            6,800      202
Fannie Mae                                                       44,250    3,159
Fidelity National Financial, Inc.                                 4,180      156
First American Corp.                                              3,200       83
First Data Corp.                                                 24,000    1,068
Fiserv, Inc. (AE)                                                13,400      521
Freddie Mac                                                      15,600      987
Goldman Sachs Group, Inc.                                        19,960    1,879
Hartford Financial Services Group, Inc.                           4,000      275
Health Care REIT, Inc. (o)                                        1,600       52
Hibernia Corp. Class A                                            2,500       61
Huntington Bancshares, Inc.                                      17,400      398
IMPAC Mortgage Holdings, Inc. (o)                                 2,600       59
Instinet Group, Inc.                                             36,800      194
Jefferson-Pilot Corp.                                             2,300      117
JP Morgan Chase & Co.                                            77,770    3,015
Keycorp                                                          26,400      789
Lehman Brothers Holdings, Inc.                                    6,500      489

4   Multi-Style Equity Fund

Russell Investment Funds
Multi-Style Equity Fund

Schedule of Investments, continued -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Lincoln National Corp.                                            3,500      165
Manulife Financial Corp.                                          2,619      106
Marsh & McLennan Cos., Inc.                                      12,350      560
MBIA, Inc.                                                        1,500       86
MBNA Corp.                                                       26,100      673
Merrill Lynch & Co., Inc.                                        20,900    1,128
Metlife, Inc.                                                     3,200      115
MGIC Investment Corp. (L)                                         2,550      193
Morgan Stanley                                                   44,250    2,335
National City Corp.                                              14,700      515
National Commerce Financial Corp.                                18,300      595
Northern Trust Corp.                                              6,300      266
Paychex, Inc.                                                    44,550    1,509
Platinum Underwriters Holdings, Ltd.                              9,700      295
PNC Financial Services Group, Inc.                               13,000      690
Prentiss Properties Trust (o)                                     1,200       40
Progressive Corp. (The)                                           2,400      205
R&G Financial Corp. Class B                                         900       30
Radian Group, Inc.                                                8,200      393
Redwood Trust, Inc. (o)(L)                                        1,400       78
Regions Financial Corp.                                           2,500       91
St Paul Travelers Cos., Inc. (The)                               47,254    1,916
SunTrust Banks, Inc.                                              4,500      292
T Rowe Price Group, Inc.                                          8,600      433
Torchmark Corp.                                                   2,400      129
Union Planters Corp.                                              1,500       45
US Bancorp                                                       26,596      733
Wachovia Corp.                                                   17,200      765
Waddell & Reed Financial, Inc. Class A                           12,800      283
Washington Mutual, Inc.                                          13,200      510
Wells Fargo & Co.                                                12,400      710
XL Capital, Ltd. Class A                                          1,000       75
Zions BanCorp.                                                    9,300      571
                                                                          ------
                                                                          61,486
                                                                          ------
Health Care - 13.1%
Abbott Laboratories                                              16,600      677
Aetna, Inc.                                                       4,000      340
AmerisourceBergen Corp.                                           4,700      281
Amgen, Inc.                                                      32,990    1,800
Amylin Pharmaceuticals, Inc. (AE)(L)                              9,800      223
Anthem, Inc. (AE)                                                 6,100      546
Aventis SA - ADR                                                  9,650      734
Barr Pharmaceuticals, Inc. (AE)                                     600       20
Baxter International, Inc.                                       49,750    1,717
Biogen Idec, Inc. (AE)                                           10,170      643
Boston Scientific Corp. (AE)                                     57,770    2,473
Bristol-Myers Squibb Co.                                         13,400      328
Cardinal Health, Inc.                                             4,000      280
Caremark Rx, Inc. (AE)                                           25,200      830
Community Health Systems, Inc. (AE)                               2,200       59
Coventry Health Care, Inc. (AE)                                   3,000      147
Dade Behring Holdings, Inc. (AE)                                  1,100       52
DaVita, Inc. (AE)                                                 2,700       83
Eli Lilly & Co.                                                  30,500    2,132
Forest Laboratories, Inc. (AE)                                    9,650      546
Genentech, Inc. (AE)                                             54,450    3,061
Gilead Sciences, Inc. (AE)                                        9,050      606
GlaxoSmithKline PLC - ADR                                        16,150      670
Guidant Corp.                                                     7,100      397
HCA, Inc.                                                         2,000       83
Humana, Inc.                                                      7,000      118
IMS Health, Inc.                                                  4,400      103
Invitrogen Corp. (AE)                                             6,100      439
IVAX Corp.                                                       18,200      437
Johnson & Johnson                                                44,100    2,456
Kinetic Concepts, Inc. (AE)                                       5,800      289
King Pharmaceuticals, Inc. (AE)                                   3,200       37
McKesson Corp.                                                   27,490      944
Medco Health Solutions, Inc. (AE)                                13,400      503
Medtronic, Inc.                                                  24,200    1,179
Merck & Co., Inc.                                                26,700    1,268
Mylan Laboratories                                                8,100      164
Omnicare, Inc.                                                   12,500      535
Oxford Health Plans, Inc.                                         1,800       99
Pacificare Health Systems (AE)                                    1,400       54
Pfizer, Inc.                                                    251,520    8,623
Province Healthcare Co. (AE)                                      2,800       48
Quest Diagnostics                                                 2,400      204
Select Medical Corp.                                              3,300       44
St Jude Medical, Inc.                                            11,200      847
Stryker Corp.                                                       800       44
Tenet Healthcare Corp.                                           33,700      452
Teva Pharmaceutical Industries, Ltd. - ADR (L)                   11,830      796
UnitedHealth Group, Inc.                                          9,300      579
Watson Pharmaceuticals, Inc. (AE)                                 1,400       38
Wyeth                                                            18,200      658
Zimmer Holdings, Inc. (AE)                                       11,760    1,037
                                                                          ------
                                                                          40,723
                                                                          ------
Integrated Oils - 3.8%
BP PLC - ADR                                                      9,850      528
ChevronTexaco Corp.                                              21,211    1,996
ConocoPhillips                                                   34,652    2,644

                                                     Multi-Style Equity Fund   5

Russell Investment Funds
Multi-Style Equity Fund

Schedule of Investments, continued -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                83,710    3,719
Marathon Oil Corp.                                               45,352    1,716
Occidental Petroleum Corp.                                       22,700    1,099
Unocal Corp.                                                      7,700      293
                                                                          ------
                                                                          11,995
                                                                          ------
Materials and Processing - 4.7%
Acuity Brands, Inc.                                               1,200       32
Alcoa, Inc.                                                      59,000    1,949
American Standard Cos., Inc. (AE)                                10,000      403
Archer-Daniels-Midland Co.                                       97,696    1,639
Avery Dennison Corp.                                              4,700      301
Bemis Co.                                                        15,700      444
Bowater, Inc.                                                    14,500      603
Commercial Metals Co.                                             1,100       36
Dow Chemical Co. (The)                                           30,400    1,237
Eastman Chemical Co.                                              3,000      139
Ecolab, Inc.                                                     10,100      320
EI Du Pont de Nemours & Co.                                      19,334      859
Florida Rock Industries, Inc.                                     1,100       46
FMC Corp.                                                         2,300       99
Georgia-Pacific Corp.                                             3,100      115
Hercules, Inc.                                                    6,800       83
International Paper Co.                                          37,300    1,667
Lennar Corp. Class B                                                900       37
Louisiana-Pacific Corp.                                           1,500       35
Lubrizol Corp.                                                    4,000      146
Lyondell Chemical Co.                                            19,300      336
Martin Marietta Materials, Inc.                                   2,100       93
Masco Corp.                                                      19,800      617
MeadWestvaco Corp.                                               27,100      796
Monsanto Co.                                                     14,700      566
PPG Industries, Inc.                                              1,900      119
Reliance Steel & Aluminum Co.                                     1,400       56
Rohm & Haas Co.                                                  16,200      674
RPM International, Inc.                                          24,400      371
Sherwin-Williams Co. (The)                                        3,600      150
Smurfit-Stone Container Corp. (AE)                                8,900      178
Sonoco Products Co.                                               1,500       38
Temple-Inland, Inc.                                               1,100       76
Texas Industries, Inc.                                              700       29
United States Steel Corp.                                         4,200      148
Vulcan Materials Co.                                              2,400      114
                                                                          ------
                                                                          14,551
                                                                          ------
Miscellaneous - 4.2%
3M Co.                                                           18,200    1,638
Eaton Corp.                                                       2,000      129
Fortune Brands, Inc.                                              1,600      121
General Electric Co.                                            201,270    6,522
Honeywell International, Inc.                                    44,900    1,645
ITT Industries, Inc.                                              4,100      340
Johnson Controls, Inc.                                            6,600      352
Teleflex, Inc.                                                    5,000      251
Textron, Inc.                                                     3,400      202
Tyco International, Ltd.                                         53,370    1,769
                                                                          ------
                                                                          12,969
                                                                          ------
Other Energy - 1.8%
Apache Corp.                                                      8,250      359
Calpine Corp. (AE)                                               53,700      232
El Paso Corp.                                                    19,900      157
EOG Resources, Inc.                                              10,100      603
Kerr-McGee Corp.                                                  4,100      220
National-Oilwell, Inc. Class C (AE)                               8,300      261
NRG Energy, Inc.                                                  5,900      146
Reliant Energy, Inc. (AE)                                        78,300      848
Schlumberger, Ltd.                                               32,700    2,077
Williams Cos., Inc.                                              64,800      771
                                                                          ------
                                                                           5,674
                                                                          ------
Producer Durables - 3.7%
Agilent Technologies, Inc. (AE)                                   9,100      266
Applied Materials, Inc. (AE)                                     38,500      755
Boeing Co. (The)                                                 20,800    1,063
Caterpillar, Inc.                                                18,410    1,462
Centex Corp.                                                      4,200      192
Cooper Industries, Ltd. Class A                                   1,500       89
Crane Co.                                                         1,400       44
Danaher Corp.                                                     7,300      376
Deere & Co.                                                       9,800      687
DR Horton, Inc.                                                   8,100      230
Emerson Electric Co.                                             11,300      718
Engineered Support Systems, Inc.                                  1,050       61
Goodrich Corp.                                                    4,750      154
Hovnanian Enterprises, Inc. Class A (AE)                            900       31
Hubbell, Inc. Class B                                             1,300       61
Illinois Tool Works, Inc.                                         9,000      863
KB Home                                                           1,000       69
Koninklijke Philips Electronics NV                               36,600      996
Lockheed Martin Corp.                                            17,400      906
Molex, Inc.                                                       4,300      138
Northrop Grumman Corp.                                           16,354      878
Parker Hannifin Corp.                                               700       42
Pitney Bowes, Inc.                                                2,400      106

6   Multi-Style Equity Fund

Russell Investment Funds
Multi-Style Equity Fund

Schedule of Investments, continued -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares     $
--------------------------------------------------------------------------------
Polycom, Inc. (AE)                                               23,000      515
Pulte Homes, Inc.                                                 4,100      213
United Defense Industries, Inc. (AE)                              1,200       42
United Technologies Corp.                                         5,030      460
                                                                          ------
                                                                          11,417
                                                                          ------
Technology - 12.5%
3Com Corp. (AE)                                                  31,100      194
ADC Telecommunications, Inc. (AE)                                34,600       98
Advanced Micro Devices, Inc. (L)                                  3,000       48
Agere Systems, Inc. Class A (AE)                                114,550      263
Altera Corp. (AE)                                                 5,100      113
Amdocs, Ltd. (AE)                                                11,400      267
Amphenol Corp. Class A (AE)                                       3,800      127
Analog Devices, Inc.                                             20,710      975
Arrow Electronics, Inc.                                           1,300       35
Autodesk, Inc.                                                    9,300      398
Avaya, Inc. (AE)                                                 24,300      384
Avnet, Inc.                                                       2,500       57
BEA Systems, Inc. (AE)                                           25,600      210
Broadcom Corp. Class A (AE)                                      18,870      883
Celestica, Inc. (AE)(L)                                           2,200       44
Cisco Systems, Inc. (AE)                                        228,230    5,410
Computer Associates International, Inc.                          11,380      319
Computer Sciences Corp.                                           5,000      232
Comverse Technology, Inc. (AE)                                   12,100      241
Corning, Inc.                                                    44,960      587
CSG Systems International (AE)                                    2,400       50
Dell, Inc. (AE)                                                  85,110    3,050
Electronic Data Systems Corp.                                     4,100       79
EMC Corp.                                                        34,200      390
Flextronics International, Ltd. (AE)                              3,300       53
General Dynamics Corp.                                              600       60
Hewlett-Packard Co.                                              55,776    1,177
Ingram Micro, Inc. Class A (AE)                                   5,600       81
Intel Corp.                                                     157,500    4,348
International Business Machines Corp.                            24,750    2,182
Juniper Networks, Inc. (AE)(L)                                   22,300      548
Lucent Technologies, Inc. (L)                                    40,600      153
Macromedia, Inc. (AE)                                             8,200      201
Maxim Integrated Products                                        29,700    1,557
Micron Technology, Inc.                                           6,300       96
Microsoft Corp.                                                 183,220    5,234
Motorola, Inc.                                                   25,500      465
National Semiconductor Corp. (AE)                                 5,300      117
Nortel Networks Corp.                                            59,500      297
Nvidia Corp. (AE)                                                21,100      433
Peoplesoft, Inc. (AE)                                             8,100      150
PMC - Sierra, Inc. (AE)                                          30,100      432
Qualcomm, Inc.                                                   37,330    2,724
Raytheon Co.                                                      8,600      308
Red Hat, Inc. (AE)                                               19,500      448
Sanmina-SCI Corp. (AE)                                           77,700      707
SAP AG - ADR                                                      9,190      384
Siebel Systems, Inc. (AE)                                         5,500       59
Silicon Laboratories, Inc. (AE)                                   9,200      426
Solectron Corp. (AE)                                             26,500      171
Tellabs, Inc. (AE)                                                4,000       35
Texas Instruments, Inc.                                          36,000      870
Vishay Intertechnology, Inc. (AE)                                 2,900       54
Xilinx, Inc.                                                     13,830      461
                                                                          ------
                                                                          38,685
                                                                          ------
Utilities - 6.3%
Allegheny Energy, Inc.                                           44,900      692
Alliant Energy Corp. (L)                                          1,900       50
Alltel Corp.                                                     13,800      699
America Movil SA de CV Series L - ADR                            15,140      551
American Electric Power Co., Inc.                                 8,100      259
AT&T Corp.                                                        3,640       53
BellSouth Corp.                                                  77,250    2,025
Black Hills Corp.                                                 6,300      198
Centerpoint Energy, Inc. (L)                                     14,100      162
CMS Energy Corp. (L)                                             11,400      104
Comcast Corp. Class A                                            29,617      830
Comcast Corp. Special Class A                                     5,000      138
COX Communications, Inc. Class A (AE)                             2,700       75
Dominion Resources, Inc.                                          9,900      624
DTE Energy Co.                                                    2,200       89
Edison International                                              7,100      182
Entergy Corp.                                                    34,350    1,924
Exelon Corp.                                                     19,400      646
FirstEnergy Corp.                                                 6,400      239
FPL Group, Inc.                                                   8,900      569
Liberty Media International, Inc. Class A (AE)                    2,011       75
MDU Resources Group, Inc.                                         1,900       46
NII Holdings, Inc. (AE)                                           1,700       57
NiSource, Inc.                                                   21,600      445
Northeast Utilities                                               7,200      140
Oneok, Inc.                                                      15,400      339
Pepco Holdings, Inc.                                             22,400      409
PG&E Corp.                                                        2,000       56

                                                     Multi-Style Equity Fund   7

Russell Investment Funds
Multi-Style Equity Fund

Schedule of Investments, continued -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

                                                            Principal    Market
                                                           Amount ($)     Value
                                                            or Shares      $
--------------------------------------------------------------------------------
Pinnacle West Capital Corp.                                     1,100        44
PPL Corp.                                                      16,400       753
Progress Energy, Inc. - CVO (AE)(Y)                             1,300        --
Public Service Enterprise Group, Inc.                          35,550     1,423
Puget Energy, Inc.                                             14,300       313
Qwest Communications International                             38,400       138
SBC Communications, Inc.                                       75,200     1,824
Sempra Energy                                                   1,800        62
Sprint Corp.                                                   10,000       176
TXU Corp.                                                       5,600       227
UnitedGlobalCom, Inc. Class A (AE)                             65,280       474
Verizon Communications, Inc.                                   62,000     2,244
Wisconsin Energy Corp.                                          1,400        46
Xcel Energy, Inc.                                               5,000        84
                                                                        -------
                                                                         19,484
                                                                        -------
Total Common Stocks
(cost $268,515)                                                         300,172
                                                                        -------
Short-Term Investments - 4.2%
Frank Russell Investment Company Money Market Fund          9,796,000     9,796
State Street Securities Lending Quality
   Trust (M)                                                2,110,220     2,110
United States Treasury Bill (y)(s) 1.596% due 09/09/04          1,000       997
                                                                        -------
Total Short-Term Investments
(cost $12,903)                                                           12,903
                                                                        -------
Total Investments - 100.8%
(identified cost $281,418)                                              313,075

Other Assets and Liabilities, Net - (0.8%)                               (2,442)
                                                                        -------
Net Assets - 100.0%                                                     310,633
                                                                        =======

                                                                    Unrealized
                                                       Notional    Appreciation
Futures Contracts                                       Amount    (Depreciation)
(Number of Contracts)                                      $             $
--------------------------------------------------------------------------------
Long Positions
Russell 1000 Index expiration date 09/04 (7)              2,132                4

S&P 500 E-Mini Index expiration date 09/04 (8)              456               --

S&P 500 Index expiration date 09/04 (4)                   1,140                6

S&P Midcap 400 Index expiration date 09/04 (24)           7,299              114
                                                                             ---
Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                    124
                                                                             ===

See accompanying notes which are an integral part of the financial statements.

8   Multi-Style Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Common Stocks - 94.6%
Auto and Transportation - 3.6%
AAR Corp.                                                        30,400      345
Airtran Holdings, Inc. (AE)(L)                                   12,200      173
Alaska Air Group, Inc.                                            7,100      169
Arctic Cat, Inc.                                                  2,109       58
ArvinMeritor, Inc.                                                4,300       84
Autoliv, Inc.                                                    12,700      536
Aviall, Inc.                                                      2,700       51
Collins & Aikman Corp.                                            7,200       40
Dana Corp.                                                       15,100      296
Dura Automotive Systems, Inc. Class A (AE)                        2,300       21
EGL, Inc. (AE)                                                   11,600      309
Forward Air Corp. (AE)                                            4,600      172
Genesee & Wyoming, Inc. Class A (AE)                             19,850      470
Gentex Corp.                                                      4,600      183
Grupo TMM SA - ADR                                               20,300       50
Heartland Express, Inc.                                           8,339      228
HUB Group, Inc. Class A (AE)                                      1,400       48
JB Hunt Transport Services, Inc.                                  5,600      216
Kansas City Southern                                              8,700      135
Marten Transport, Ltd. (AE)                                       1,500       28
Navistar International Corp.                                      6,000      233
Nordic American Tanker Shipping (L)                               3,000       99
Old Dominion Freight Line (AE)                                   10,700      315
Oshkosh Truck Corp.                                               6,000      344
Overnite Corp.                                                    3,500      103
Overseas Shipholding Group                                        3,500      154
Pacer International, Inc. (AE)                                   18,800      348
Pinnacle Airlines Corp. (AE)                                      1,700       19
Quantum Fuel Systems Technologies Worldwide, Inc. (AE)            3,600       22
SCS Transportation, Inc. (AE)                                     1,500       40
Skywest, Inc.                                                    10,500      183
Stoneridge, Inc. (AE)                                             1,200       20
TBC Corp. (AE)                                                    1,500       36
Tenneco Automotive, Inc.                                          9,400      124
Visteon Corp.                                                    26,300      307
Wabash National Corp.                                             5,900      163
Wabtec Corp.                                                     12,800      231
                                                                           -----
                                                                           6,353
                                                                           -----
Consumer Discretionary - 20.8%
4Kids Entertainment, Inc. (AE)                                   10,600      254
Aaron Rents, Inc.                                                12,000      398
Abercrombie & Fitch Co. Class A                                   3,200      124
Activision, Inc. (AE)                                            35,600      566
Advance Auto Parts (AE)                                           9,600      424
Advo, Inc.                                                       17,250      568
Aeropostale, Inc. (AE)                                           18,650      502
Alderwoods Group, Inc. (AE)                                      10,800      132
Alliance Gaming Corp. (AE)                                        7,500      129
AMC Entertainment, Inc.                                           3,000       46
America's Car Mart, Inc. (AE)                                     3,100       93
Ameristar Casinos, Inc.                                           3,000      101
AnnTaylor Stores Corp. (AE)                                       3,450      100
Applebees International, Inc.                                     1,500       35
Applica, Inc.                                                     9,100       81
Arbitron, Inc.                                                   13,300      486
Asbury Automotive Group, Inc. (AE)                                3,500       53
Ask Jeeves (AE)                                                   1,600       62
Big 5 Sporting Goods Corp. (AE)                                   5,100      134
Blockbuster, Inc. Class A (L)                                     3,100       47
Boca Resorts, Inc. Class A (AE)                                   2,600       52
Borders Group, Inc.                                              10,000      234
Boyd Gaming Corp.                                                 5,500      146
Bright Horizons Family Solutions, Inc. (AE)                         900       48
Brink's Co. (The)                                                36,000    1,232
Brookstone, Inc. (AE)                                            12,550      252
Career Education Corp. (AE)                                       2,400      109
Carmike Cinemas, Inc.                                             6,200      245
Carter's, Inc. (AE)                                                 800       23
CEC Entertainment, Inc. (AE)                                      2,000       59
Central European Distribution Corp. (AE)(L)                       1,650       43
Charlotte Russe Holding, Inc. (AE)                               16,600      355
Charming Shoppes                                                 23,000      205
Choice Hotels International, Inc.                                 8,400      421
ChoicePoint, Inc. (AE)                                           11,833      540
Claire's Stores, Inc.                                             7,900      171
Coldwater Creek, Inc. (AE)                                        1,500       40
Concorde Career Colleges, Inc. (AE)(L)                            6,083      106
Consolidated Graphics, Inc. (AE)                                  4,400      194
Copart, Inc. (AE)                                                 9,400      251
Corinthian Colleges, Inc. (AE)                                    5,200      129
Corporate Executive Board Co.                                     8,900      514
Corrections Corp. of America                                      5,400      213
Cox Radio, Inc. Class A (AE)                                     10,000      174
Dave & Buster's, Inc. (AE)                                        3,900       73
Deckers Outdoor Corp. (AE)(L)                                     1,400       41
Dick's Sporting Goods, Inc. (AE)                                  3,400      113
Digital Theater Systems, Inc. (AE)                                7,800      204
Dillard's, Inc. Class A                                          13,400      299
Dollar Thrifty Automotive Group (AE)                             25,100      689
Dollar Tree Stores, Inc. (AE)                                     2,300       63

                                                      Aggressive Equity Fund   9

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Dress Barn, Inc. (AE)                                             2,000      34
Earthlink, Inc. (AE)                                             11,600     120
Education Management Corp. (AE)                                  16,500     542
Electronics Boutique Holdings Corp. (AE)                          7,100     187
Entercom Communications Corp. (AE)                                5,900     220
Exponent, Inc. (AE)                                               1,600      43
Finish Line Class A (AE)                                          3,200      97
Fisher Scientific International                                   2,600     150
Gaylord Entertainment Co.                                         3,300     104
Genesco, Inc. (AE)                                                4,200      99
Geo Group, Inc. (The) (AE)                                        1,000      20
Getty Images, Inc. (AE)                                          10,400     624
Gevity HR, Inc.                                                  14,398     377
Gold Spot US Dollars Per Troy Ounce 2003 Warrants (AE)           12,300     266
Goody's Family Clothing, Inc.                                     2,800      29
Gray Television, Inc.                                            14,600     203
GTECH Holdings Corp.                                             13,700     634
Guess ?, Inc. (AE)                                                3,200      52
Guitar Center, Inc. (AE)                                          4,000     178
Handleman Co.                                                    12,200     283
Harman International Industries, Inc.                               800      73
Harte-Hanks, Inc.                                                 5,100     124
Hasbro, Inc.                                                     18,700     355
Haverty Furniture Cos., Inc.                                     13,900     243
Hearst-Argyle Television, Inc.                                   36,400     938
Helen of Troy, Ltd. (AE)                                          4,300     159
Hewitt Associates, Inc. Class A (AE)                             16,900     465
Hibbett Sporting Goods, Inc. (AE)                                 1,500      41
Hilton Hotels Corp.                                               9,000     168
Hollinger International, Inc. Class A                             4,800      81
Hooker Furniture Corp.                                            1,700      34
IKON Office Solutions, Inc.                                       2,700      31
Insight Enterprises, Inc. (AE)                                   11,200     199
International Speedway Corp. Class A                              2,700     131
ITT Educational Services, Inc.                                    1,500      57
Jack in the Box, Inc. (AE)                                        6,700     199
Jarden Corp. (AE)                                                 5,100     184
Jo-Ann Stores, Inc. (AE)                                          5,400     159
Jones Apparel Group, Inc.                                         6,600     261
Journal Register Co. (AE)                                         4,000      80
Kellwood Co.                                                     11,800     514
Korn/Ferry International (AE)(L)                                  2,900      56
Labor Ready, Inc. (AE)                                           13,400     208
Lamar Advertising Co. Class A (AE)                                5,900     256
Landry's Restaurants, Inc.                                        2,600      78
Laureate Education, Inc. (AE)                                     4,500     172
La-Z-Boy, Inc. Class C                                            4,300      77
Leapfrog Enterprises, Inc. (AE)(L)                                7,700     153
Lee Enterprises, Inc.                                             4,200     202
Lithia Motors, Inc. Class A                                       9,000     223
LKQ Corp. (AE)                                                    3,000      56
Lone Star Steakhouse & Saloon                                     5,400     147
MTR Gaming Group, Inc. (AE)                                       2,000      22
Magellan Health Services, Inc. (AE)                               7,500     251
Marcus Corp.                                                     10,000     173
MarineMax, Inc. (AE)                                              3,300      95
Marvel Enterprises, Inc. (AE)                                     6,150     120
Media General, Inc. Class A                                       2,800     180
Monro Muffler, Inc. (AE)                                          1,900      46
Movado Group, Inc.                                                7,800     135
Movie Gallery, Inc.                                               4,600      90
MPS Group, Inc. (AE)                                             45,300     549
MSC Industrial Direct Co. Class A                                 3,900     128
Nautilus Group, Inc. (L)                                         16,600     324
Neiman-Marcus Group, Inc. Class A                                 3,200     178
Nu Skin Enterprises, Inc. (L)                                     1,500      38
O'Reilly Automotive, Inc. (AE)                                    1,500      68
Oxford Industries, Inc. (L)                                       2,500     109
Papa John's International, Inc. (AE)(L)                           1,100      32
Payless Shoesource, Inc. (AE)                                     4,000      60
PEP Boys-Manny Moe & Jack                                         5,900     150
Petco Animal Supplies, Inc. (AE)                                  6,100     196
Petsmart, Inc.                                                    4,500     146
Pier 1 Imports, Inc.                                              7,000     124
Playtex Products, Inc. (AE)                                       8,900      70
Polo Ralph Lauren Corp.                                          14,900     513
Pre-Paid Legal Services, Inc. (AE)(L)                             4,700     112
Pulitzer, Inc.                                                    3,900     191
Radio One, Inc. Class D (AE)                                     25,500     408
Red Robin Gourmet Burgers, Inc. (AE)(L)                           1,400      38
Regal Entertainment Group Class A                                15,400     279
Regis Corp.                                                       5,900     263
Rent-A-Center, Inc. (AE)                                         12,800     383
Rent-Way, Inc. (AE)(L)                                            2,700      24
Republic Services, Inc.                                           6,700     194
Retail Ventures, Inc. (AE)                                        1,500      12
RR Donnelley & Sons Co.                                           8,518     281
Ruby Tuesday, Inc.                                                4,500     124
Sabre Holdings Corp. Class A                                      5,900     163
Saks, Inc.                                                       44,900     674
Scholastic Corp. (AE)                                             4,100     123
Scientific Games Corp. Class A (AE)                              27,200     521
SCP Pool Corp.                                                   14,400     648
Service Corp. International                                      21,900     161

10   Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
ShopKo Stores, Inc. (L)                                          16,100      228
Shuffle Master, Inc. (AE)(L)                                      3,300      120
Skechers U.S.A., Inc. Class A (AE)                                5,400       70
Snap-On, Inc. Class C                                             7,000      235
Sonic Automotive, Inc.                                            7,800      173
Source Interlink Cos., Inc. (AE)                                  2,100       23
Sourcecorp (AE)                                                  14,300      394
Speedway Motorsports, Inc. (L)                                   15,000      502
Spherion Corp. (AE)                                               9,200       93
Stage Stores, Inc. (AE)(L)                                       12,700      478
Steak N Shake Co. (The)                                           4,700       86
Stein Mart, Inc. (AE)                                             4,800       78
Steinway Musical Instruments (AE)                                   600       21
Stewart Enterprises, Inc. Class A                                30,400      247
Strayer Education, Inc.                                             800       89
Tech Data Corp. (AE)                                              8,200      321
Tele2 AB Class A - ADR (AE)(L)                                   13,200      410
TeleTech Holdings, Inc. (AE)                                     10,000       88
Tetra Tech, Inc. (AE)                                             6,825      111
Thomas Nelson, Inc.                                               2,000       45
Tiffany & Co.                                                     2,700       99
Toro Co.                                                          9,600      673
Trans World Entertainment (AE)(L)                                 8,200       82
Unifirst Corp.                                                    3,100       90
United Auto Group, Inc.                                           5,300      162
United Stationers, Inc.                                           4,000      159
Universal Technical Institute, Inc. (AE)                          1,900       76
Vail Resorts, Inc. (AE)                                           3,400       65
Valassis Communications, Inc.                                     3,800      116
Valueclick, Inc. (AE)                                            13,400      161
Ventiv Health, Inc. (AE)                                          4,500       70
VeriSign, Inc. (AE)                                              13,800      275
Warnaco Group, Inc. (The) (AE)                                    2,700       57
Watson Wyatt & Co. Holdings                                       3,200       85
Weight Watchers International, Inc. (AE)                          2,900      114
WESCO International, Inc. (AE)                                    5,600      103
West Corp. (AE)                                                   8,200      214
Wolverine World Wide, Inc.                                          600       16
Zale Corp. (AE)                                                   1,200       33
                                                                          ------
                                                                          36,817
                                                                          ------
Consumer Staples - 2.3%
7-Eleven, Inc. Class C (AE)                                       6,100      109
Adolph Coors Co. Class B                                          2,700      195
Chiquita Brands International, Inc. (AE)                            700       15
Church & Dwight, Inc.                                             1,700       78
Constellation Brands, Inc. Class A (AE)                          13,200      490
Del Monte Foods Co. (AE)                                          7,500       76
DIMON, Inc.                                                       2,500       14
Duane Reade, Inc. (AE)                                            3,700       60
Great Atlantic & Pacific Tea Co. (L)                             10,500       80
Lance, Inc.                                                       2,500       39
Longs Drug Stores Corp.                                           7,100      169
M&F Worldwide Corp. (AE)                                          7,300      100
Nash Finch Co. (L)                                               13,400      335
Natures Sunshine Prods, Inc.                                      3,700       53
NBTY, Inc. (AE)                                                  11,600      341
Nutraceutical International Corp. (AE)                            5,600      119
Pathmark Stores, Inc. (AE)                                       25,600      195
PepsiAmericas, Inc.                                               7,100      151
Pilgrim's Pride Corp. (L)                                        12,400      359
Robert Mondavi Class A (AE)                                       1,800       67
Ruddick Corp.                                                     4,000       90
Sanderson Farms, Inc. (L)                                        12,900      692
Smart & Final, Inc.                                               2,900       35
Standard Commercial Corp.                                         1,200       22
Tyson Foods, Inc. Class A                                         4,500       94
Universal Corp.                                                   3,200      163
                                                                          ------
                                                                           4,141
                                                                          ------
Financial Services - 17.5%
Advent Software, Inc. (AE)                                        8,600      155
AG Edwards, Inc.                                                  9,900      337
Alleghany Corp.                                                     153       44
Alliance Data Systems Corp. (AE)                                 21,500      908
Allmerica Financial Corp.                                         2,500       85
AMB Property Corp. (o)                                            8,400      291
American Financial Group, Inc.                                    6,300      193
American Home Mortgage Investment Corp. (o)(L)                    5,900      153
AmeriCredit Corp. (AE)(L)                                        25,900      506
AmerUs Group Co. (L)                                              1,800       75
AMLI Residential Properties Trust (o)                             1,600       47
Anthracite Capital, Inc. (o)                                     17,200      206
Arden Realty, Inc. (o)                                            3,800      112
Ashford Hospitality Trust, Inc. (AE)(o)                          15,200      127
Associated Banc-Corp                                             15,315      454
Associated Estates Realty Corp. (o)(L)                            2,600       21
Assured Guaranty, Ltd. (AE)                                      10,800      183
Asta Funding, Inc. (L)                                            5,200       90
Astoria Financial Corp.                                           7,700      282
AvalonBay Communities, Inc. (o)                                   5,200      294
Bancorpsouth, Inc. (L)                                              900       20
Bank Mutual Corp.                                                18,200      198
Bank of Hawaii Corp.                                             19,300      873
Bankunited Financial Corp. Class A                                3,000       77

                                                     Aggressive Equity Fund   11

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
BOK Financial Corp. (AE)                                          1,030       40
Boykin Lodging Co. (o)                                            2,200       17
Brookline Bancorp, Inc.                                          13,500      198
Capital Automotive REIT (o)                                       8,500      249
Capital Trust Class A (L)                                         2,600       69
CapitalSource, Inc. (AE)                                         11,500      281
Capstead Mortgage Corp. (o)(L)                                    3,400       46
Cash America International, Inc.                                  5,100      117
CBL & Associates Properties, Inc. (o)                             3,700      204
CCC Information Services Group (AE)                                 600       10
Central Pacific Financial Corp.                                     700       19
Certegy, Inc.                                                     5,500      213
Charter Municipal Mortgage Acceptance Co.                         4,800       94
Chemical Financial Corp.                                            700       26
CIT Group, Inc.                                                   5,000      191
City Holding Co.                                                    600       19
City National Corp.                                               2,900      191
Colonial BancGroup, Inc. (The)                                   12,200      222
Commerce Group, Inc.                                              2,000       99
Commercial Federal Corp.                                          5,000      136
Commercial Net Lease Realty (o)(L)                               13,500      232
Community Bank System, Inc.                                      12,600      287
CompuCredit Corp. (AE)                                           19,700      341
Cornerstone Realty Income Trust, Inc. (o)(L)                        700        6
Corus Bankshares, Inc.                                            2,600      107
Credit Acceptance Corp. (AE)(L)                                   3,200       48
CVB Financial Corp.                                               1,100       24
Cybersource Corp. (AE)                                            6,600       55
Diamond Rock Hospitality Co. (o)                                 20,800      209
Doral Financial Corp.                                             4,650      160
Downey Financial Corp.                                            3,700      197
Eastgroup Properties (o)                                          2,000       67
eFunds Corp. (AE)                                                 7,000      123
Encore Capital Group, Inc. (AE)                                   3,500       46
Entertainment Properties Trust (o)                                2,100       75
Equifax, Inc.                                                    12,400      307
Equity Inns, Inc. (o)                                             3,800       35
Equity One, Inc. (o)(L)                                          13,200      239
Euronet Worldwide, Inc. (AE)                                      4,800      111
Fair Isaac Corp.                                                  5,037      168
Falck SPA (AE)                                                    6,400      211
FBL Financial Group, Inc. Class A                                 1,200       34
Fidelity Bankshares, Inc.                                           800       28
Fieldstone Investment Corp. (AE)(Y)                              13,100      206
First American Corp.                                             19,300      500
First Bancorp Puerto Rico                                           600       24
First Commonwealth Financial Corp. (L)                            4,900       64
First Midwest Bancorp, Inc.                                       1,900       67
First Niagara Financial Group, Inc.                              27,100      325
FirstFed Financial Corp.                                          3,600      150
Flagstar Bancorp, Inc.                                            1,500       30
Flushing Financial Corp.                                          1,200       21
Fremont General Corp. (L)                                         5,300       94
Friedman Billings Ramsey Group, Inc. Class A (o)(L)              12,600      249
Fulton Financial Corp.                                            1,681       34
Gabelli Asset Management, Inc. Class A (L)                        6,500      276
GATX Corp.                                                        5,700      155
Getty Realty Corp. (o)                                            1,900       48
Global Payments, Inc. (L)                                        15,100      680
Greater Bay Bancorp (L)                                           6,600      191
Hancock Holding Co.                                                 800       23
Health Care Property Investors, Inc. (o)                            900       22
Health Care REIT, Inc. (o)(L)                                     8,500      276
HealthExtras, Inc. (AE)                                          14,800      245
Heritage Property Investment Trust (o)                            4,000      108
Hospitality Properties Trust (o)                                  1,800       76
HRPT Properties Trust (o)                                        40,500      405
Hudson United Bancorp                                             2,700      101
IberiaBank Corp. (L)                                                500       30
IMPAC Mortgage Holdings, Inc. (o)                                 9,500      214
Independent Bank Corp.                                              990       25
IndyMac Bancorp, Inc.                                               700       22
Innkeepers USA Trust (o)                                          3,800       39
Instinet Group, Inc.                                             17,000       90
Investors Financial Services Corp.                                8,800      384
iPayment, Inc. (AE)                                               8,889      364
iShares Russell 2000 Value Index Fund (L)                         5,600      964
Jack Henry & Associates, Inc.                                    10,600      213
Jefferies Group, Inc.                                             6,300      195
Jermyn Investments (AE)(Y)                                       19,400      291
Jones Lang LaSalle, Inc. (AE)                                     1,400       38
Kilroy Realty Corp. (o)                                             500       17
Koger Equity, Inc. (o)                                            8,400      194
La Quinta Corp.                                                  35,600      299
LandAmerica Financial Group, Inc.                                14,600      568
LaSalle Hotel Properties (o)                                      1,800       44
Legg Mason, Inc.                                                  2,000      182
LTC Properties, Inc. (o)(L)                                       3,500       58
Luminent Mortgage Capital, Inc. (o)                              16,800      202
Macatawa Bank Corp.                                               5,200      143
Mack-Cali Realty Corp. (o)                                        3,900      161

12   Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Manufactured Home Communities, Inc. (o)                           4,900      163
Markel Corp. (AE)                                                 1,450      402
Marlin Business Services, Inc. (AE)                               2,300       35
MB Financial Corp.                                                  750       28
Meadowbrook Insurance Group, Inc.                                41,100      218
Meristar Hospitality Corp. (o)                                   16,600      114
Mid-America Apartment Communities, Inc. (o)                       1,400       53
Moody's Corp.                                                     1,200       78
National Health Investors, Inc. (o)                               9,400      256
National Penn Bancshares, Inc. (L)                                  630       19
National Processing, Inc. (AE)                                    2,500       72
Nationwide Health Properties, Inc. (o)                            1,700       32
NDCHealth Corp.                                                   5,700      132
New Century Financial Corp. (L)                                  11,800      552
Newcastle Investment Corp. (o)                                    4,000      120
Novastar Financial, Inc. (o)(L)                                     600       23
Nuveen Investments, Inc. Class A                                  7,400      198
OceanFirst Financial Corp.                                        1,703       41
Ohio Casualty Corp.                                               6,800      137
Pacific Capital Bancorp                                           1,466       41
Parkvale Financial Corp.                                          3,757       99
People's Bank                                                     6,700      209
PFF Bancorp, Inc.                                                 5,320      198
Philadelphia Consolidated Holding Co. (AE)                        1,500       90
Phoenix Cos., Inc. (The) (L)                                      2,700       33
Popular, Inc.                                                     1,200       51
Prentiss Properties Trust (o)                                     6,400      215
PrivateBancorp, Inc. (L)                                          4,000      110
Protective Life Corp.                                             7,300      282
Provident Bancorp, Inc.                                           3,000       34
Provident Bankshares Corp.                                        1,500       43
Provident Financial Group, Inc. (L)                               5,100      201
Providian Financial Corp.                                        23,200      340
PS Business Parks, Inc. (o)                                       4,700      189
PXRE Group, Ltd.                                                  7,600      192
Quanta Capital Holdings, Ltd. (AE)                               20,800      223
R&G Financial Corp. Class B                                       3,400      112
Radian Group, Inc.                                                3,700      177
Raymond James Financial, Inc.                                     9,600      254
Reckson Associates Realty Corp. (o)                               4,800      132
Redwood Trust, Inc. (o)(L)                                        5,100      284
Regency Centers Corp. (o)                                           800       34
Republic Bancorp, Inc.                                            3,700       51
Ryder System, Inc.                                                7,900      317
Selective Insurance Group                                         7,200      287
Senior Housing Properties Trust (o)                              21,800      366
Silicon Valley Bancshares                                        12,600      500
SL Green Realty Corp. (o)(L)                                      1,400       66
Sotheby's Holdings Class A                                          330        5
Sovran Self Storage, Inc. (o)                                     1,100       42
Stancorp Financial Group, Inc.                                    2,800      188
Sterling Bancorp                                                  2,090       58
Stewart Information Services Corp.                               13,100      442
Summit Properties, Inc. (o)                                       2,400       62
Susquehanna Bancshares, Inc.                                      1,200       30
TCF Financial Corp.                                               2,400      139
Texas Regional Bancshares, Inc. Class A                             825       38
UCBH Holdings, Inc.                                               4,500      178
UMB Financial Corp.                                                 500       26
United Bankshares, Inc.                                           2,000       65
United Community Banks, Inc.                                        900       23
Universal Health Realty Income Trust (o)                            900       26
Washington Mutual, Inc. 2005 Warrants (AE)                       44,300        5
Washington Real Estate Investment Trust (o)                       5,500      162
Webster Financial Corp.                                           3,000      141
Weingarten Realty Investors (o)                                  10,200      319
WellChoice, Inc. (AE)                                             6,800      282
WesBanco, Inc.                                                      600       17
WFS Financial, Inc. (AE)                                          1,100       54
Whitney Holding Corp.                                             2,200       98
World Acceptance Corp. (AE)                                      10,700      196
WR Berkley Corp.                                                  1,100       47
WSFS Financial Corp.                                              3,500      170
                                                                          ------
                                                                          31,005
                                                                          ------
Health Care - 13.6%
Abaxis, Inc. (AE)                                                   800       15
Abgenix, Inc. (AE)                                               14,300      168
Able Laboratories, Inc. (AE)(L)                                   7,800      160
Accelrys, Inc. (AE)                                              14,500      143
Accredo Health, Inc. (AE)                                         4,700      183
Advanced Medical Optics, Inc. (AE)                                1,800       77
Align Technology, Inc. (AE)                                      13,382      254
Alpharma, Inc. Class A                                            6,600      135
American Medical Security Group, Inc.                             1,300       35
American Medical Systems Holdings, Inc. (AE)                     10,070      339
Analogic Corp.                                                    3,700      157
Apogent Technologies, Inc. (AE)                                   1,900       61

                                                     Aggressive Equity Fund   13

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Applera Corp. - Celera Genomics Group (AE)                       19,800      228
Arthrocare Corp. (AE)(L)                                          7,800      227
Atherogenics, Inc. (AE)(L)                                        1,500       29
Atrix Labs, Inc. (AE)                                             4,300      147
Axcan Pharma, Inc. (AE)(L)                                        6,600      139
Beckman Coulter, Inc.                                             4,600      281
Beverly Enterprises, Inc. (AE)                                    4,800       41
Bio-Rad Laboratories, Inc. Class A (AE)                           2,800      165
Candela Corp. (AE)                                               19,900      195
Cephalon, Inc. (AE)(L)                                            5,400      292
Charles River Laboratories International, Inc. (AE)               1,400       68
Chattem, Inc.                                                     1,200       35
Community Health Systems, Inc. (AE)                              14,700      394
Cooper Cos., Inc.                                                 2,200      139
Covance, Inc. (AE)                                                3,300      127
CR Bard, Inc.                                                     1,000       57
Cytyc Corp. (AE)                                                  7,600      193
Dade Behring Holdings, Inc. (AE)                                 25,900    1,230
Datascope Corp.                                                     900       36
DaVita, Inc. (AE)                                                33,051    1,018
Digene Corp. (AE)                                                   800       29
DJ Orthopedics, Inc. (AE)                                         2,600       60
Edwards Lifesciences Corp. (AE)                                   7,200      251
Elan Corp. PLC - ADR (AE)(L)                                      7,700      190
Endo Pharmaceuticals Holdings, Inc. (AE)                          8,600      202
Eon Labs, Inc. (AE)(L)                                            1,100       45
eResearch Technology, Inc. (AE)(L)                               21,800      610
Genencor International, Inc. (AE)                                 9,000      147
Gen-Probe, Inc. (AE)                                             21,300    1,007
Gentiva Health Services, Inc.                                     3,900       63
Given Imaging, Ltd. (AE)                                          6,807      241
Health Net, Inc. (AE)                                            14,100      374
Healthsouth Corp. (AE)(L)                                        27,600      166
Henry Schein, Inc. (AE)                                           1,300       82
Humana, Inc.                                                     41,500      701
Idexx Laboratories, Inc. (AE)                                       600       38
Impax Laboratories, Inc. (AE)                                     1,500       29
Inamed Corp. (AE)                                                 3,700      233
Intuitive Surgical, Inc. (AE)                                     8,900      169
Inveresk Research Group, Inc. (AE)                               13,051      402
Invitrogen Corp. (AE)                                             3,000      216
Kindred Healthcare, Inc. (AE)(L)                                 13,600      358
Kos Pharmaceuticals, Inc. (AE)                                   10,900      359
Kosan Biosciences, Inc. (AE)                                     13,700      108
Kyphon, Inc. (AE)                                                 1,600       45
LabOne, Inc.                                                      2,200       70
LifePoint Hospitals, Inc. (AE)                                   11,700      435
Ligand Pharmaceuticals, Inc. Class B (AE)                        12,100      210
Lincare Holdings, Inc. (AE)                                      10,000      329
Manor Care, Inc.                                                 10,600      346
Martek Biosciences Corp. (AE)(L)                                  5,500      309
Matria Healthcare, Inc. (AE)(L)                                   1,000       25
Maxygen, Inc. (AE)                                                1,500       16
Medarex, Inc. (AE)(L)                                            42,600      311
Medcath Corp. (AE)(L)                                             1,100       22
Medicis Pharmaceutical Class A                                    5,500      220
MGI Pharma, Inc. (AE)                                             5,800      157
Microtek Medical Holdings, Inc. (AE)(L)                           6,100       31
Millennium Pharmaceuticals, Inc. (AE)                             7,000       97
Millipore Corp.                                                   2,300      130
Myriad Genetics, Inc. (AE)(L)                                     6,100       91
Nabi Biopharmaceuticals (AE)                                     10,544      150
NeighborCare, Inc. (AE)                                           4,100      128
Noven Pharmaceuticals, Inc. (AE)                                  5,600      123
Ocular Sciences, Inc. (AE)                                        3,800      144
Omnicare, Inc.                                                    8,700      372
Orthofix International NV (AE)                                    4,100      175
Pacificare Health Systems (AE)(L)                                11,600      448
Par Pharmaceutical Cos., Inc.                                     5,700      201
Parexel International Corp. (AE)(L)                               5,900      117
Pediatrix Medical Group, Inc. (AE)                                9,300      650
Perrigo Co.                                                       4,300       82
Pharmacopeia Drug Discovery, Inc. (AE)                            9,650       55
Protein Design Labs, Inc. (AE)                                    8,400      161
Province Healthcare Co. (AE)                                     18,300      314
QLT, Inc. (AE)                                                    9,400      188
Renal Care Group, Inc. (AE)                                      12,200      404
Respironics, Inc. (AE)                                           13,400      787
Salix Pharmaceuticals, Ltd. (AE)                                 19,321      637
Select Medical Corp.                                              8,500      114
Sepracor, Inc. (AE)                                               3,600      190
Serologicals Corp. (AE)(L)                                        6,100      122
SFBC International, Inc. (AE)                                     6,500      204
Sierra Health Services (AE)(L)                                    4,300      192
Stericycle, Inc. (AE)                                             6,500      336
Sybron Dental Specialties, Inc. (AE)                              9,466      283
Telik, Inc. (AE)(L)                                               2,200       53
Thoratec Corp. (AE)                                              13,300      143
TLC Vision Corp. (AE)                                             4,700       55
Triad Hospitals, Inc. (AE)                                        8,400      313
Universal Health Services, Inc. Class B                           5,600      257
VCA Antech, Inc. (AE)                                             9,500      426
Ventana Medical Systems (AE)                                      6,500      309
Vicuron Pharmaceuticals, Inc. (AE)                                1,500       19

14   Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
West Pharmaceutical Services, Inc.                                  500       21
Wright Medical Group, Inc. (AE)                                   2,300       82
Zymogenetics, Inc. (AE)                                           5,000       95
                                                                          ------
                                                                          24,042
                                                                          ------
Integrated Oils - 0.1%
KCS Energy, Inc.                                                 11,700      156
                                                                          ------
Materials and Processing - 7.8%
Albany International Corp. Class A                                4,200      141
Aptargroup, Inc.                                                  2,700      118
Arch Chemicals, Inc.                                              1,800       52
Armor Holdings, Inc. (AE)                                         5,100      173
Ashland, Inc.                                                     8,600      454
Ball Corp.                                                        5,900      425
Barnes Group, Inc.                                                1,400       41
Bluegreen Corp. (L)                                               2,900       40
Brady Corp. Class A                                               1,000       46
Brookfield Homes Corp.                                           16,600      435
Brush Engineered Materials, Inc.                                  2,200       42
Building Material Holding Corp.                                   1,300       25
Cabot Corp.                                                       9,400      383
Calgon Carbon Corp. (L)                                          29,800      200
Carpenter Technology                                             17,000      579
CB Richard Ellis Group, Inc. Class A (AE)                         4,900       94
Century Aluminum Co.                                              8,500      211
Chesapeake Corp.                                                  1,400       37
CIRCOR International, Inc.                                        3,200       65
Comfort Systems USA, Inc. (AE)                                    5,100       33
Constar International, Inc. (AE)                                  9,400       44
Crown Holdings, Inc.                                             19,600      195
Cytec Industries, Inc.                                           19,500      886
Delta & Pine Land Co.                                             9,500      209
Drew Industries, Inc. (AE)                                        1,100       45
Dycom Industries, Inc. (AE)                                       8,900      249
Encore Wire Corp. (AE)                                            4,800      132
Energizer Holdings, Inc. (AE)                                     4,400      198
Florida Rock Industries, Inc.                                     9,700      409
GrafTech International, Ltd. (AE)                                 2,700       28
Greif, Inc. Class A                                                 100        4
Hercules, Inc.                                                   12,300      150
Hughes Supply, Inc.                                               4,700      277
IMC Global, Inc.                                                  5,700       76
IMCO Recycling, Inc.                                              5,000       66
Integrated Electrical Services, Inc. (AE)                        22,200      179
Jacuzzi Brands, Inc. (AE)                                        26,000      210
Lafarge North America, Inc.                                       3,700      160
Lennox International, Inc.                                        5,700      103
LNR Property Corp. (L)                                            8,600      467
Longview Fibre Co.                                                1,300       19
Louisiana-Pacific Corp.                                          12,900      305
Lubrizol Corp.                                                    5,700      209
MacDermid, Inc.                                                     800       27
Martin Marietta Materials, Inc.                                   5,100      226
Maverick Tube Corp. (AE)                                          4,900      129
Metals USA, Inc. (AE)                                             2,100       38
Millennium Chemicals, Inc.                                       13,400      232
Mueller Industries, Inc.                                          4,000      143
Myers Industries, Inc.                                              250        4
NCI Building Systems, Inc. (AE)                                   1,600       52
NewMarket Corp.                                                  12,300      264
Octel Corp.                                                       3,100       82
Oregon Steel Mills, Inc. (AE)                                     3,600       53
Pactiv Corp. (AE)                                                11,500      287
Quanex Corp.                                                      5,100      248
Quanta Services, Inc. (AE)(L)                                    33,600      209
Reliance Steel & Aluminum Co.                                     7,300      294
Rogers Corp.                                                      7,500      524
RPM International, Inc.                                           2,900       44
Ryerson Tull, Inc. (L)                                           12,900      205
Schulman A, Inc.                                                 10,200      219
Sealed Air Corp. (AE)                                             5,200      277
Silgan Holdings, Inc.                                             1,600       64
Smurfit-Stone Container Corp. (AE)                               14,600      291
Sonoco Products Co.                                              10,700      273
Southern Peru Copper Corp.                                        4,100      169
Spartech Corp.                                                    8,600      223
Texas Industries, Inc.                                            2,800      115
Timken Co.                                                        1,800       48
Titanium Metals Corp.                                               400       37
Trammell Crow Co. (AE)(L)                                           200        3
Tredegar Corp.                                                   14,300      231
Unifi, Inc.                                                      10,900       32
URS Corp.                                                         3,100       85
USEC, Inc.                                                        4,500       39
USG Corp. (L)                                                     2,700       47
Valspar Corp.                                                       600       30
Washington Group International, Inc. (AE)                         3,200      115
Watsco, Inc.                                                      6,000      168
WCI Communities, Inc. (AE)                                        1,600       36
York International Corp.                                          2,700      111
                                                                          ------
                                                                          13,888
                                                                          ------

                                                     Aggressive Equity Fund   15

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Miscellaneous - 0.7%
Allete, Inc.                                                      7,200      240
Brunswick Corp.                                                   9,000      367
Carlisle Cos., Inc.                                               6,200      386
Trinity Industries, Inc. (L)                                     10,200      324
                                                                           -----
                                                                           1,317
                                                                           -----
Other Energy - 3.9%
Berry Petroleum Co. Class A                                       2,500       74
Cal Dive International, Inc. (AE)                                 9,500      288
Capstone Turbine Corp. (AE)(L)                                    7,400       16
CARBO Ceramics, Inc.                                              1,300       89
Clayton Williams Energy, Inc. (AE)                                2,400       57
Consol Energy, Inc. (L)                                           1,400       50
Cooper Cameron Corp. (AE)                                         2,300      112
Encore Acquisition Co. (AE)                                       3,400       95
Evergreen Resources, Inc. (AE)                                    3,100      125
Global Power Equipment Group, Inc. (AE)                           4,700       38
Grant Prideco, Inc. (AE)                                         19,500      360
Harvest Natural Resources, Inc. (AE)                             11,800      176
Houston Exploration Co. (AE)                                      5,300      275
Magnum Hunter Resources, Inc. (AE)(L)                             6,700       70
Massey Energy Co.                                                 7,300      206
Nabors Industries, Ltd. (AE)                                      4,000      181
National-Oilwell, Inc. Class C (AE)                              16,100      507
Newfield Exploration Co. (AE)                                     1,400       78
NRG Energy, Inc.                                                  8,300      206
Patina Oil & Gas Corp.                                           20,312      607
Patterson-UTI Energy, Inc.                                       10,000      334
Petroleum Development Corp. (AE)                                 14,600      400
Petroquest Energy, Inc. (AE)                                      7,400       32
Plains Exploration & Production Co. (AE)                          3,182       58
Smith International, Inc.                                         3,600      201
Stone Energy Corp. (AE)                                           4,900      224
Superior Energy Services (AE)                                    14,400      145
Swift Energy Co. (AE)                                             7,583      167
Tesoro Petroleum Corp.                                           21,700      599
Texas Genco Holdings, Inc. (L)                                    2,700      122
Universal Compression Holdings, Inc. (AE)                         9,600      295
Veritas DGC, Inc. (AE)                                           23,800      551
Whiting Petroleum Corp. (AE)                                      6,300      158
                                                                           -----
                                                                           6,896
                                                                           -----
Producer Durables - 7.8%
Actuant Corp. Class A                                             5,600      218
Advanced Energy Industries, Inc. (AE)                             1,300       20
American Power Conversion Corp.                                  10,700      210
American Tower Corp. Class A                                     15,000      228
Applied Industrial Technologies, Inc.                             1,800       54
Arris Group, Inc. (AE)                                           15,500       92
Artesyn Technologies, Inc. (AE)                                  44,600      401
Audiovox Corp. Class A (AE)                                       2,100       35
Axcelis Technologies, Inc. (AE)                                   9,200      114
Briggs & Stratton Corp.                                           8,300      733
Cascade Corp.                                                       900       28
Centex Corp.                                                        900       41
CNH Global NV                                                    10,740      222
Crown Castle International Corp. (AE)                             2,600       38
CTS Corp.                                                         3,400       41
Curtiss-Wright Corp.                                              2,200      124
Cymer, Inc. (AE)                                                  5,800      217
Dionex Corp. (AE)                                                 2,700      149
Dominion Homes, Inc. (AE)                                           700       16
Donaldson Co., Inc.                                               3,600      105
Duratek, Inc. (AE)                                               13,073      198
Electroglas, Inc. (AE)(L)                                         4,500       24
Engineered Support Systems, Inc.                                    800       47
EnPro Industries, Inc. (AE)                                       2,800       64
ESCO Technologies, Inc.                                           4,600      245
Esterline Technologies Corp.                                      1,200       35
FSI International, Inc. (AE)                                      3,900       30
Gardner Denver, Inc. (AE)                                         8,800      246
Genlyte Group, Inc. (AE)                                          2,200      138
Goodrich Corp.                                                   11,100      359
Graco, Inc.                                                       4,050      126
Hovnanian Enterprises, Inc. Class A (AE)(L)                       5,100      177
Hubbell, Inc. Class B                                             4,100      192
IDEX Corp.                                                        4,950      170
Imagistics International, Inc. (AE)                              12,400      439
JLG Industries, Inc.                                              4,200       58
Joy Global, Inc.                                                  8,800      263
Kadant, Inc. (AE)                                                   800       19
KB Home                                                             800       55
Littelfuse, Inc. (AE)                                             4,500      191
Manitowoc Co.                                                     3,900      132
Mattson Technology, Inc. (AE)                                    13,700      165
MDC Holdings, Inc.                                                4,520      288
Measurement Specialties, Inc. (AE)                                6,284      136
Meritage Corp.                                                      300       21
Metrologic Instruments, Inc. (AE)(L)                              3,400       68
Mettler Toledo International, Inc. (AE)                           5,900      290

16   Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Middleby Corp. (L)                                                4,200      229
Milacron, Inc. (L)                                               22,000       88
Mine Safety Appliances Co.                                        1,100       37
MKS Instruments, Inc. (AE)                                        4,700      107
Molex, Inc.                                                       7,300      234
Moog, Inc. Class A                                                3,400      126
MTS Systems Corp.                                                13,100      307
Mykrolis Corp. (AE)                                               9,800      171
NACCO Industries, Inc. Class A                                    3,800      361
NMS Communications Corp. (AE)                                     5,000       37
Nordson Corp.                                                     2,500      108
Orbital Sciences Corp. (AE)(L)                                   20,900      289
Orleans Homebuilders, Inc. (L)                                    1,700       33
Pall Corp.                                                       10,500      275
Pentair, Inc.                                                     3,000      101
Photon Dynamics, Inc. (AE)                                        7,900      277
Photronics, Inc. (AE)                                            18,300      347
Plantronics, Inc. (AE)                                           10,400      438
Polycom, Inc. (AE)                                                9,400      211
Pulte Homes, Inc.                                                 2,000      104
Rayovac Corp. (AE)                                                1,700       48
Rofin-Sinar Technologies, Inc. (AE)                               6,500      165
Sonic Solutions, Inc. (AE)(L)                                    11,400      242
Spatialight, Inc. (AE)(L)                                        16,047       97
Standard-Pacific Corp.                                            7,800      385
Steelcase, Inc. Class A                                           3,500       49
Symmetricom, Inc. (AE)                                            7,613       68
Tecumseh Products Co. Class A                                     2,700      111
Tektronix, Inc.                                                   9,400      320
Teledyne Technologies, Inc. (AE)                                 11,300      226
Terex Corp.                                                       8,100      276
Thomas Industries, Inc.                                             900       30
Toll Brothers, Inc. (AE)                                          1,300       55
Transact Technologies, Inc. (L)                                   3,054       97
Triumph Group, Inc. (AE)                                          1,400       45
United Defense Industries, Inc. (AE)                              4,000      140
United Industrial Corp.                                           4,100       96
Varian Semiconductor Equipment Associates, Inc. (AE)              5,700      220
Woodward Governor Co.                                               800       58
                                                                          ------
                                                                          13,870
                                                                          ------
Technology - 13.0%
3Com Corp. (AE)                                                  81,500      509
ADC Telecommunications, Inc. (AE)                                57,600      164
Aeroflex, Inc. (AE)                                              32,000      459
Agile Software Corp. (AE)                                        29,300      256
AgilySystem, Inc.                                                 2,300       32
Aladdin Knowledge Systems                                         9,000      148
Alliance Semiconductor Corp. (AE)                                13,200       79
Amphenol Corp. Class A (AE)                                       1,000       33
Anixter International, Inc.                                       9,900      337
Anteon International Corp. (AE)                                   3,600      117
Arrow Electronics, Inc.                                             800       21
Artisan Components, Inc. (AE)                                     4,800      124
Ascential Software Corp. (AE)                                    12,700      203
ASE Test, Ltd. (AE)                                              17,200      127
Aspect Communications Corp. (AE)                                 18,600      264
Aspen Technology, Inc. (AE)                                      12,300       89
ATI Technologies, Inc. (AE)                                      20,900      394
Atmel Corp. (AE)                                                 87,900      520
Autodesk, Inc.                                                    2,100       90
Avaya, Inc. (AE)                                                 16,200      256
Avid Technology, Inc. (AE)                                        3,300      180
Avnet, Inc.                                                      40,500      919
Avocent Corp. (AE)                                                  900       33
AVX Corp. (L)                                                     7,300      105
BearingPoint, Inc. (AE)                                          32,700      290
BEI Technologies, Inc.                                            5,900      167
Benchmark Electronics, Inc. (AE)                                  4,600      134
Borland Software Corp. (AE)                                      18,700      159
Catapult Communications Corp. (AE)                                4,100       94
Ceridian Corp. (AE)                                              11,600      261
Chordiant Software, Inc. (AE)                                     3,100       14
Ciena Corp. (AE)                                                 28,300      105
Cognos, Inc. (AE)                                                 7,000      253
Coherent, Inc. (AE)                                               2,300       69
CommScope, Inc. (AE)                                              1,900       41
Compuware Corp. (AE)                                             42,200      279
Comtech Telecommunications (AE)                                   9,500      214
Comverse Technology, Inc. (AE)                                   16,100      321
Conexant Systems, Inc. (AE)                                      13,000       56
CovanSystem Corp. (AE)                                            3,300       34
CSG Systems International (AE)                                    5,100      106
Cypress Semiconductor Corp. (AE)(L)                               5,300       75
Digital River, Inc. (AE)                                          9,800      320
Diodes, Inc. (AE)                                                 1,600       38
Ditech Communications Corp. (AE)                                 15,900      371
DRS Technologies, Inc. (AE)                                       5,600      179
E.piphany, Inc. (AE)                                             10,900       53
EDO Corp.                                                        13,800      333
Embarcadero Technologies, Inc. (AE)                               4,000       49
Emulex Corp. (AE)                                                 9,800      140
Epicor Software Corp. (AE)                                        5,000       70
Equinix, Inc. (AE)(L)                                             7,800      265
ESS Technology (AE)                                               5,100       55

                                                     Aggressive Equity Fund   17

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

                                                             Principal    Market
                                                             Amount ($)    Value
                                                             or Shares       $
--------------------------------------------------------------------------------
Fairchild Semiconductor International, Inc. (AE)                 25,000      409
Filenet Corp. (AE)                                                4,200      133
FormFactor, Inc.                                                    400        9
Harris Corp.                                                      2,600      132
ID Systems, Inc. (AE)(L)                                          8,800      133
Imation Corp.                                                     7,200      307
InFocus Corp. (AE)                                               41,500      353
Informatica Corp. (AE)                                           20,500      156
Innovative Solutions & Support, Inc. (AE)                        11,753      229
Integrated Circuit Systems, Inc. (AE)                            10,800      293
Integrated Device Technology, Inc. (AE)                          33,200      459
Integrated Silicon Solutions, Inc. (AE)                           6,000       73
Intergraph Corp. (AE)                                             1,700       44
International Rectifier Corp. (AE)                                4,800      199
Internet Security Systems (AE)                                   13,400      206
Intersil Corp. Class A                                            7,100      154
Interwoven, Inc. (AE)                                             3,200       32
Iomega Corp.                                                      7,000       39
JDA Software Group, Inc. (AE)                                     4,600       61
Kemet Corp. (AE)                                                 16,400      200
Keynote Systems, Inc. (AE)                                       10,500      144
Komag, Inc. (AE)(L)                                               3,400       47
Lawson Software, Inc. (AE)                                        3,500       25
Leadis Technology, Inc. (AE)                                      1,700       23
Lions Gate Entertainment Corp. (AE)                              36,100      252
LSI Logic Corp. (AE)                                             58,300      444
Macromedia, Inc. (AE)                                             6,900      169
Macrovision Corp. (AE)                                            5,400      135
MatrixOne, Inc. (AE)                                             22,800      158
Maxtor Corp. (AE)                                                27,400      182
MEMC Electronic Materials, Inc. (AE)                              7,500       74
Mercury Interactive Corp. (AE)                                    2,700      135
Merix Corp. (AE)(L)                                               1,400       16
Methode Electronics, Inc.                                        17,100      222
Microsemi Corp.                                                  16,300      232
MicroStrategy, Inc. Class A (AE)(L)                                 700       30
Mindspeed Technologies, Inc. (AE)                                12,200       61
MSC.Software Corp.                                               11,700      105
M-Systems Flash Disk Pioneers (AE)(L)                             1,600       24
National Instruments Corp.                                        8,550      262
NetIQ Corp. (AE)                                                 12,100      160
Newport Corp.                                                     9,800      158
Norske Skogindustrier ASA (L)                                     5,200       12
Omnivision Technologies, Inc. (AE)(L)                             4,000       64
ON Semiconductor Corp. (AE)                                      35,800      180
Open Solutions, Inc. (AE)                                         1,100       27
Packeteer, Inc. (AE)                                              8,700      141
Park Electrochemical Corp.                                        2,100       53
PerkinElmer, Inc.                                                 4,600       92
Pixelworks, Inc. (AE)(L)                                         14,300      219
Plexus Corp. (AE)                                                 3,700       50
PMC - Sierra, Inc. (AE)                                          17,200      247
Pomeroy IT Solutions, Inc.                                        1,600       19
Quantum Corp. (AE)(L)                                            68,500      212
Quest Software, Inc. (AE)                                        20,600      266
RadiSystem Corp. (AE)                                             7,600      141
RADWARE, Ltd. (AE)                                                5,600       95
Sandisk Corp. (AE)(L)                                             2,900       63
Sanmina-SCI Corp. (AE)                                           34,200      311
Scansource, Inc. (AE)                                             4,300      256
Seachange International, Inc. (AE)(L)                             2,200       37
Semtech Corp. (AE)                                                6,800      160
Serena Software, Inc. (AE)                                        7,300      139
Sigmatel, Inc. (AE)                                               3,300       96
Silicon Storage Technology, Inc. (AE)                            10,100      104
Skyworks Solutions, Inc.                                         19,400      169
SoftBrands, Inc. (AE)                                                 9       --
SonicWALL, Inc. (AE)                                             18,600      160
Spectrasite, Inc. (AE)                                            5,200      225
SRA International, Inc. Class A (AE)                                200        8
SS&C Technologies, Inc.                                           9,900      185
Standard MicroSystems Corp. (AE)                                  1,300       30
SYKES Enterprises, Inc. (AE)                                      2,200       17
Symbol Technologies, Inc.                                        16,300      240
Synaptics, Inc. (AE)                                              1,600       31
SYNNEX Corp. (AE)                                                 2,100       33
Tekelec (AE)                                                      7,400      134
TIBCO Software, Inc. (AE)                                        29,400      248
Transaction Systems Architects, Inc. Class A (AE)                 4,500       97
Triquint Semiconductor, Inc. (AE)                                10,400       57
TTM Technologies, Inc. (AE)                                       5,500       65
Tyler Technologies, Inc.                                          4,100       39
UniSystem Corp.                                                  18,000      250
UNOVA, Inc. (AE)                                                  2,600       53
Utstarcom, Inc. (AE)(L)                                           1,800       54
Viasat, Inc. (AE)                                                 4,851      121
Vishay Intertechnology, Inc. (AE)                                27,600      513
Wavecom SA - ADR (AE)(L)                                         11,500       86
Websense, Inc. (AE)                                               6,700      249
Zoran Corp. (AE)                                                 12,300      226
                                                                          ------
                                                                          22,957
                                                                          ------

18   Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

                                                            Principal    Market
                                                           Amount ($)     Value
                                                            or Shares       $
-------------------------------------------------------------------------------
Utilities - 3.5%
AGL Resources, Inc.                                             8,200       238
Alliant Energy Corp.                                            2,000        52
Arch Wireless, Inc. Class A (AE)                                1,700        48
Avista Corp.                                                    3,700        68
Centerpoint Energy, Inc. (L)                                   33,800       389
CMS Energy Corp. (L)                                           10,900       100
Dobson Communications Corp. Class A (AE)                        1,000         3
Energen Corp.                                                  11,500       552
Laclede Group, Inc. (The)                                       1,000        27
MDU Resources Group, Inc.                                       8,200       197
New Jersey Resources Corp.                                      2,100        87
Nextel Partners, Inc. Class A (AE)(L)                          25,600       408
NII Holdings, Inc. (AE)(L)                                      5,800       195
Northeast Utilities                                            39,600       771
Northwest Natural Gas Co.                                       1,700        52
NSTAR                                                           4,700       225
OGE Energy Corp.                                                8,700       222
Pinnacle West Capital Corp.                                     2,800       113
Primus Telecommunications GP (AE)                              18,000        91
PTEK Holdings, Inc. (AE)                                       40,800       470
South Jersey Industries, Inc.                                   1,100        48
Southern Union Co.                                             17,200       363
Southwest Gas Corp.                                             3,100        75
Southwestern Energy Co.                                         5,300       152
Telephone & Data Systems, Inc.                                  1,700       121
UGI Corp.                                                      13,800       443
UnitedGlobalCom, Inc. Class A (AE)                             27,200       197
US Cellular Corp. (AE)                                          9,400       362
WGL Holdings, Inc. (L)                                          2,800        80
WPS Resources Corp.                                               100         4
                                                                        -------
                                                                          6,153
                                                                        -------
Total Common Stocks
(cost $145,839)                                                         167,595
                                                                        -------
Short-Term Investments - 14.2%
Frank Russell Investment Company Money Market Fund          8,573,000     8,573
State Street Securities Lending Quality Trust (M)          15,889,638    15,890
United States Treasury Bill (y)(s)1.245% due 09/09/04             700       698
                                                                        -------
Total Short-Term Investments (cost $25,161)                              25,161
                                                                        -------
Total Investments - 108.8% (identified cost $171,000)                   192,756

Other Assets and Liabilities, Net - (8.8%)                              (15,546)
                                                                        -------
Net Assets - 100.0%                                                     177,210
                                                                        =======

                                                                    Unrealized
                                                       Notional    Appreciation
Futures Contracts                                       Amount    (Depreciation)
(Number of Contracts)                                      $             $
--------------------------------------------------------------------------------
Long Positions
Russell 2000 E-Mini Index expiration date 09/04 (62)      3,673              135

Russell 2000 Index expiration date 09/04 (14)             4,146              121

S&P 500 E-Mini Index expiration date 09/04 (10)             570                5

S&P 500 Index expiration date 09/04 (3)                     855                3
                                                                             ---
Total Unrealized Appreciation(Depreciation) on Open
   Futures Contracts                                                         264
                                                                             ===

See accompanying notes which are an integral part of the financial statements.

                                                     Aggressive Equity Fund   19

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Common Stocks - 90.5%
Australia - 2.6%
Alinta, Ltd.                                                     11,400       48
Alumina, Ltd.                                                     1,600        6
Amcor, Ltd.                                                      48,900      237
AMP, Ltd.                                                         8,300       36
Ansell, Ltd.                                                      1,900       10
Australia & New Zealand Banking Group, Ltd.                      27,463      349
Australian Gas Light Co., Ltd.                                    1,500       13
Australian Stock Exchange, Ltd.                                   4,500       49
BHP Billiton, Ltd.                                               57,864      504
Billabong International, Ltd. (L)                                19,500      112
BlueScope Steel, Ltd.                                             9,800       46
Boral, Ltd.                                                       8,000       36
CFS Gandel Retail Trust (L)                                      23,400       23
Coca-Cola Amatil, Ltd.                                            2,300       11
Coles Myer, Ltd.                                                  6,100       36
Commonwealth Bank of Australia                                    6,600      149
Commonwealth Property Office Fund                                18,200       15
CSL, Ltd.                                                        12,702      197
CSR, Ltd.                                                        22,100       34
David Jones, Ltd. (L)                                            16,300       19
Deutsche Office Trust                                            12,500       10
Foster's Group, Ltd.                                             81,300      266
Futuris Corp., Ltd. (L)                                           6,700        7
General Property Trust                                           12,700       31
Iluka Resources, Ltd.                                             1,800        6
Insurance Australia Group, Ltd.                                  16,000       56
James Hardie Industries NV                                       18,100       75
John Fairfax Holdings, Ltd.                                      19,100       49
Lend Lease Corp., Ltd. (L)                                       13,000       93
Lion Nathan, Ltd.                                                 2,000        9
Macquarie Bank, Ltd.                                              7,300      172
Macquarie Goodman Industrial Trust                                1,400        2
Macquarie Infrastructure Group                                    6,700       15
Mayne Group, Ltd.                                                 7,000       17
National Australia Bank, Ltd.                                    40,927      848
Newcrest Mining, Ltd.                                               500        5
News Corp., Ltd. (L)                                             42,326      373
OneSteel, Ltd.                                                   19,000       33
Orica, Ltd.                                                       3,600       38
Origin Energy, Ltd.                                               5,600       22
PaperlinX, Ltd. (L)                                              22,700       76
Promina Group, Ltd.                                              48,688      135
Publishing & Broadcasting, Ltd.                                  10,120       90
QBE Insurance Group, Ltd. (L)                                    28,835      256
Rinker Group, Ltd.                                               25,536      143
Rio Tinto, Ltd. (L)                                                 800       20
Santos, Ltd.                                                     53,300      257
Sons of Gwalia, Ltd. (AE)(L)                                      7,700       15
Stockland Trust Group (L)                                         6,200       22
Suncorp-Metway, Ltd.                                              3,800       37
TABCORP Holdings, Ltd.                                            2,100       21
Telstra Corp., Ltd.                                               5,300       19
Wesfarmers, Ltd.                                                  1,900       39
Westfield Holdings, Ltd. (L)                                     19,100      204
Westfield Trust (L)                                              10,200       31
Westpac Banking Corp.                                            17,362      212
WMC Resources, Ltd.                                              12,100       41
Woodside Petroleum, Ltd.                                          1,300       15
Woolworths, Ltd.                                                 11,600       92
                                                                           -----
                                                                           5,782
                                                                           -----
Belgium - 1.0%
AGFA-Gevaert NV                                                   7,990      198
Colruyt SA                                                        2,433      300
Delhaize Group                                                      800       41
Dexia (AE)                                                       20,500       --
Dexia (L)                                                        27,810      461
Electrabel (L)                                                      107       34
Fortis (L)                                                       41,120      907
Fortis (L)                                                        3,400       75
KBC Bancassurance Holding                                           900       52
Solvay SA                                                           500       41
Umicore                                                             200       13
                                                                           -----
                                                                           2,122
                                                                           -----
Brazil - 0.2%
Petroleo Brasileiro SA - ADR                                     12,820      360
                                                                           -----
Denmark - 0.9%
Coloplast A/S Class B                                               100        9
Danske Bank A/S                                                  40,290      955
DSV DE Sammenslut Vogn A/S (L)                                      400       19
East Asiatic Co., Ltd. A/S (L)                                      600       28
FLS Industries A/S Class B (AE)(L)                                  900       13
GN Store Nord                                                     2,500       22
ISS A/S                                                           7,500      371
Novo-Nordisk A/S Class B                                          8,484      437
TDC A/S (L)                                                       1,700       55
William Demant Holding (AE)                                         400       15
                                                                           -----
                                                                           1,924
                                                                           -----

20   Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Finland - 1.1%
Elisa OYJ Class S (AE)                                            2,500       33
Fortum OYJ                                                       43,800      559
Nokia OYJ                                                        28,000      404
Nokia OYJ - ADR                                                  22,508      327
Nokian Renkaat OYJ                                                  200       19
Sampo OYJ                                                        41,950      407
Stora Enso OYJ Class R                                            2,600       35
UPM-Kymmene OYJ                                                  31,100      592
                                                                          ------
                                                                           2,376
                                                                          ------
France - 9.1%
Air France                                                        3,200       55
Alcatel SA (L)                                                   24,900      384
Aventis SA (L)                                                   12,250      925
AXA (L)                                                          32,289      711
BNP Paribas (L)                                                  23,684    1,456
Caisse Nationale du Credit Agricole                              15,363      374
Cap Gemini SA (L)                                                 1,100       44
Carrefour SA (L)                                                 13,200      640
Casino Guichard Perrachon SA (L)                                    500       45
Christian Dior SA                                                 3,300      213
Cie de Saint-Gobain (L)                                           4,700      234
CNP Assurances (L)                                                5,010      291
France Telecom (L)                                               29,800      777
Groupe Danone (L)                                                 1,412      123
Klepierre (L)                                                       100        7
Lafarge SA (L)                                                   16,792    1,497
Lagardere S.C.A. (L)                                             11,479      717
L'Oreal SA                                                       12,464      995
Pernod-Ricard (L)                                                15,867    2,029
Peugeot SA (L)                                                    4,100      228
Pinault-Printemps-Redoute (L)                                       300       31
Renault SA                                                          800       61
Sanofi-Synthelabo SA (L)                                         10,000      634
Schneider Electric SA (L)                                         6,190      422
SNECMA                                                           17,200      337
Societe Assurances Generales de France                            1,734      105
Societe BIC SA (L)                                                  400       18
Societe Generale (L)                                              5,100      433
Suez SA (L)                                                       9,800      204
Thomson (L)                                                      42,000      828
Total SA (L)                                                     14,150    2,697
Total SA - ADR                                                    8,716      837
Unibail (L)                                                         500       52
Valeo SA (L)                                                      2,000       83
Vivendi Universal SA                                             61,665    1,710
                                                                          ------
                                                                          20,197
                                                                          ------
Germany - 7.2%
Adidas-Salomon AG (L)                                            10,651    1,272
Allianz AG                                                        7,900      856
Altana AG (L)                                                     2,700      162
AMB Generali Holding AG                                             300       23
BASF AG (L)                                                       2,600      139
Bayer AG (L)                                                     30,013      865
Bayerische Hypo-und Vereinsbank AG                                8,500      151
Celesio AG                                                        1,300       78
Commerzbank AG                                                    3,300       58
Continental AG                                                   10,000      482
DaimlerChrysler AG                                               42,409    1,981
Deutsche Bank AG (L)                                              5,950      467
Deutsche Boerse AG                                                3,547      180
Deutsche Genossenschafts-Hypothekenbank (AE)                      3,700      230
Deutsche Lufthansa AG                                            35,267      480
Deutsche Post AG                                                 40,440      873
Deutsche Postbank AG (AE)                                         7,100      255
Deutsche Telekom AG (AE)                                         50,600      889
E.ON AG                                                          38,007    2,742
Heidelberger Druckmaschinen                                       6,800      225
Infineon Technologies AG (AE)                                     3,200       43
KarstadtQuelle AG (L)                                            28,800      627
Linde AG                                                            800       44
MAN AG                                                            5,800      212
Medion AG (L)                                                     6,000      242
Merck KGaA                                                        3,800      229
Metro AG (L)                                                        400       19
MG Technologies AG (L)                                            3,400       43
Muenchener Rueckversicherungs AG                                    940      102
Puma AG Rudolf Dassler Sport (L)                                    977      248
SAP AG (L)                                                          192       32
Schering AG                                                       4,600      271
Siemens AG                                                        7,200      518
ThyssenKrupp AG                                                   3,000       51
TUI AG (L)                                                        2,500       48
Volkswagen AG                                                    16,960      716
                                                                          ------
                                                                          15,853
                                                                          ------
Greece - 0.5%
Cosmote Mobile Telecommunications SA                             17,100      266
EFG Eurobank Ergasias SA                                         11,700      253

                                                              Non-U.S. Fund   21

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Hellenic Telecommunications Organization SA                      35,552      460
OPAP SA                                                          12,950      243
                                                                           -----
                                                                           1,222
                                                                           -----
Hong Kong - 1.1%
Bank of East Asia, Ltd.                                          53,036      152
BOC Hong Kong Holdings, Ltd. (L)                                 22,000       38
Cathay Pacific Airways, Ltd.                                     13,000       24
Cheung Kong Holdings, Ltd.                                       32,000      236
China Mobile Hong Kong, Ltd.                                    137,000      415
CLP Holdings, Ltd.                                               30,000      164
Dah Sing Banking Group, Ltd. (AE)                                 3,080        5
DAH Sing Financial (L)                                            7,700       45
Esprit Holdings, Ltd.                                            37,500      168
Hang Seng Bank, Ltd.                                              3,300       42
Henderson Land Development (L)                                    3,000       13
Hong Kong & China Gas                                             1,000        2
Hong Kong Exchanges and Clearing, Ltd.                            2,000        4
HongKong Electric Holdings                                        2,000        8
Hopewell Holdings                                                15,000       30
Hutchison Whampoa, Ltd.                                           6,000       41
Hysan Development Co., Ltd.                                       6,000        9
MTR Corp. (L)                                                   166,195      251
New World Development, Ltd.                                      40,000       29
PCCW, Ltd. (AE)(L)                                              230,000      156
Shangri-La Asia, Ltd. (L)                                         4,000        4
Sun Hung Kai Properties, Ltd.                                     5,000       41
Swire Pacific, Ltd.                                              64,300      416
Techtronic Industries Co.                                        71,500      114
Wharf Holdings, Ltd.                                             43,000      122
Yue Yuen Industrial Holdings                                      6,500       16
                                                                           -----
                                                                           2,545
                                                                           -----
Ireland - 0.6%
Bank of Ireland                                                  70,588      941
CRH PLC                                                          17,900      379
                                                                           -----
                                                                           1,320
                                                                           -----
Italy - 4.0%
Arnoldo Mondadori Editore SpA                                     6,200       59
Autostrade SpA (L)                                               18,200      358
Banca Intesa SpA (L)                                             80,303      314
Banca Popolare di Milano SCRL                                     7,600       49
Banche Popolari Unite SCRL                                       10,703      177
Banco Popolare di Verona e Novara SCRL                           29,370      505
Benetton Group SpA                                               27,600      316
Capitalia SpA (AE)(L)                                            58,100      182
e.Biscom (AE)(L)                                                    900       49
Enel SpA (L)                                                     15,300      123
Ente Nazionale Idrocarburi SpA (L)                              140,612    2,791
Finmeccanica SpA (L)                                            730,940      581
Fondiaria-Sai SpA                                                 2,000       45
Gruppo Editoriale L'Espresso SpA (L)                             14,300       86
Italcementi SpA (L)                                               8,700      116
Mediaset SpA (L)                                                 18,300      209
Parmalat Finanziaria SpA (L)                                     12,500        2
Riunione Adriatica di Sicurta SpA                                10,362      188
Sanpaolo IMI SpA (L)                                             12,005      145
Snam Rete Gas SpA                                                61,600      265
Telecom Italia                                                  255,422      794
Telecom Italia Media SpA (AE)(L)                                 47,500       20
Telecom Italia SpA                                              265,549      586
UniCredito Italiano SpA (L)                                     175,600      867
                                                                           -----
                                                                           8,827
                                                                           -----
Japan - 22.4%
77 Bank, Ltd. (The)                                              74,000      503
Acom Co., Ltd.                                                      430       28
Advantest Corp.                                                     200       13
Aeon Co., Ltd.                                                    1,900       76
Aiful Corp.                                                       5,400      562
Aioi Insurance Co., Ltd.                                          7,000       31
Aisin Seiki Co., Ltd.                                             7,000      146
All Nippon Airways Co., Ltd.                                      9,000       29
Alps Electric Co., Ltd.                                          31,000      440
Amano Corp.                                                       2,000       18
Anritsu Corp. (L)                                                15,000       98
Aoyama Trading Co., Ltd.                                            300        8
Asahi Glass Co., Ltd. (L)                                        33,000      342
Asahi Kasei Corp.                                                12,000       62
Autobacs Seven Co., Ltd. (L)                                        600       20
Bank of Yokohama, Ltd. (The)                                      6,000       37
Benesse Corp.                                                       800       26
Bridgestone Corp. (L)                                            14,000      262
Brother Industries, Ltd.                                          1,000       10
Canon, Inc.                                                      27,700    1,456
Central Glass Co., Ltd.                                           4,000       34
Central Japan Railway Co.                                             6       51
Chiba Bank, Ltd. (The)                                            6,000       37
Chubu Electric Power Co., Inc.                                    5,000      105
Citizen Watch Co., Ltd.                                           8,000       90

22   Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Credit Saison Co., Ltd.                                          25,700      771
CSK Corp.                                                           100        5
D&M Holdings, Inc. (AE)                                          18,000       64
Dai Nippon Printing Co., Ltd.                                     4,000       64
Daiei, Inc. (The) (AE)(L)                                         1,000        3
Daiichi Pharmaceutical Co., Ltd.                                    400        7
Daikin Industries, Ltd.                                           6,000      161
Daimaru, Inc.                                                     6,000       54
Dainippon Ink and Chemicals, Inc.                                 2,000        5
Daito Trust Construction Co., Ltd.                                3,000      115
Daiwa House Industry Co., Ltd.                                    4,000       46
Daiwa Securities Group, Inc.                                     40,000      287
Denso Corp.                                                       7,400      172
Dentsu, Inc.                                                         86      221
Don Quijote Co., Ltd. (L)                                         2,900      184
Dowa Mining Co., Ltd.                                            21,000      124
East Japan Railway Co.                                              346    1,936
Eisai Co., Ltd.                                                  18,000      517
FamilyMart Co., Ltd.                                              1,000       33
Fast Retailing Co., Ltd.                                          2,300      186
FCC Co., Ltd.                                                     2,100       90
Fukuoka City Bank, Ltd. (The) (L)                                26,000       83
Fuji Electric Holdings Co., Ltd.                                  4,000       11
Fuji Heavy Industries, Ltd.                                      66,900      374
Fuji Machine Manufacturing Co., Ltd.                              8,300       96
Fuji Photo Film Co., Ltd.                                        29,000      907
Fuji Soft ABC, Inc.                                                 200        8
Fujikura, Ltd.                                                    5,000       28
Fujisawa Pharmaceutical Co., Ltd.                                   500       12
Fujitsu, Ltd. (L)                                                34,000      239
Funai Electric Co., Ltd.                                          2,300      346
Gunze, Ltd.                                                       2,000       10
Hankyu Department Stores                                          3,000       26
HIS Co., Ltd.                                                     3,400      103
Hitachi Cable, Ltd.                                              16,000       76
Hitachi Chemical Co., Ltd.                                        1,100       18
Hitachi Construction Machinery Co., Ltd.                          1,000       12
Hitachi Zosen Corp. (AE)                                         17,000       28
Hitachi, Ltd.                                                    37,000      254
Hokkaido Electric Power Co., Inc.                                 1,300       23
Hokugin Financial Group, Inc.                                    38,000       97
Hokuriku Electric Power Co.                                       1,000       17
Honda Motor Co., Ltd.                                            44,600    2,144
Hoya Corp.                                                        2,100      219
Isuzu Motors, Ltd. (AE)(L)                                       21,000       60
Itochu Corp.                                                     15,000       67
Itochu Techno-Science Corp.                                         800       34
Ito-Yokado Co., Ltd.                                             23,000      982
Japan Radio Co., Ltd. (AE)(L)                                    12,000       56
Japan Tobacco, Inc.                                                   8       62
JFE Holdings, Inc.                                                1,300       32
JGC Corp.                                                         1,000       10
Joyo Bank                                                         8,000       35
Kadokawa Holdings, Inc. (L)                                       2,000       71
Kaken Pharmaceutical Co., Ltd.                                    4,000       23
Kamigumi Co., Ltd.                                               14,000      101
Kaneka Corp.                                                     15,000      142
Kansai Electric Power Co., Inc. (The)                             4,800       87
Kao Corp.                                                        56,000    1,346
Kawasaki Heavy Industries, Ltd.                                  14,000       23
Kawasaki Kisen Kaisha, Ltd.                                       9,000       45
KDDI Corp.                                                           86      491
Keio Teito Electric Railway                                      12,000       68
Keyence Corp.                                                       700      159
Kobe Steel, Ltd.                                                  5,000        7
Kokuyo Co., Ltd.                                                    300        4
Konica Minolta Holdings, Inc.                                    36,000      496
Koyo Seiko Co., Ltd. (L)                                          7,000       83
Kubota Corp.                                                     33,000      175
Kuraray Co., Ltd.                                                 8,100       66
Kuraya Sanseido, Inc. (L)                                           500        8
Kyocera Corp.                                                     2,600      220
Kyorin Pharmaceutical Co., Ltd.                                   1,000       15
Kyushu Electric Power Co., Inc.                                   4,000       74
Lawson, Inc.                                                     14,800      609
Mabuchi Motor Co., Ltd. (L)                                       8,300      614
Makita Corp.                                                      4,000       60
Marubeni Corp.                                                   27,000       66
Matsumotokiyoshi Co., Ltd.                                       16,700      504
Matsushita Electric Industrial Co., Ltd.                         32,000      453
Meiji Dairies Corp.                                               2,000       11
Meiji Seika Kaisha, Ltd (L)                                       3,000       13
Meitec Corp.                                                      2,500       99
Millea Holdings, Inc.                                                22      326
Minebea Co., Ltd.                                                91,000      423
Mitsubishi Chemical Corp.                                        21,000       56
Mitsubishi Electric Corp.                                        12,000       59
Mitsubishi Estate Co., Ltd.                                       5,000       62
Mitsubishi Gas Chemical Co., Inc.                                 4,000       17
Mitsubishi Heavy Industries, Ltd.                                22,000       60
Mitsubishi Material                                               7,000       16
Mitsubishi Rayon Co., Ltd.                                       38,000      147
Mitsubishi Securities Co., Ltd. (L)                              16,000      210
Mitsubishi Tokyo Financial Group, Inc.                              144    1,329
Mitsui & Co., Ltd.                                               34,000      254
Mitsui Chemicals, Inc.                                            8,000       40

                                                              Non-U.S. Fund   23

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Mitsui Engineering & Shipbuilding Co., Ltd.                      21,000       37
Mitsui Fudosan Co., Ltd.                                         25,000      299
Mitsui OSK Lines, Ltd.                                           11,000       58
Mitsui Sumitomo Insurance Co., Ltd.                               4,000       37
Mitsui Trust Holdings, Inc.                                       8,000       59
Mitsumi Electric Co., Ltd. (L)                                    1,200       14
Mizuho Financial Group, Inc.                                         97      439
Murata Manufacturing Co., Ltd.                                    8,500      483
Namco, Ltd.                                                       1,000       28
NEC Corp.                                                        14,000       98
NEC Electronics Corp. (L)                                         1,300       80
NEC System Intergration & Construction, Ltd.                      4,300       43
Nichicon Corp.                                                    5,700       77
Nichirei Corp.                                                    1,000        4
Nidec Copal Corp.                                                 3,300       53
Nikko Cordial Corp.                                               8,000       39
Nintendo Co., Ltd.                                                  200       23
Nippon Electric Glass Co., Ltd.                                   7,000      147
Nippon Express Co., Ltd.                                        132,000      772
Nippon Kayaku Co., Ltd.                                           1,000        5
Nippon Light Metal Co.                                           24,000       57
Nippon Oil Corp.                                                 27,000      170
Nippon Sanso Corp.                                                7,000       37
Nippon Shokubai Co., Ltd.                                         4,000       32
Nippon Steel Corp.                                               89,000      186
Nippon Telegraph & Telephone Corp.                                  179      954
Nippon Yusen Kabushiki Kaisha                                     6,000       28
Nishimatsu Construction Co., Ltd. (L)                             4,000       14
Nishi-Nippon Bank, Ltd. (The)                                    21,000       96
Nissan Motor Co., Ltd.                                           13,300      147
Nissen Co., Ltd.                                                  3,800       82
Nisshin Steel Co., Ltd.                                          26,000       53
Nisshinbo Industries, Inc.                                        1,000        8
Nitto Denko Corp.                                                 6,100      311
NOK Corp.                                                         5,300      196
Nomura Holdings, Inc.                                            10,000      148
Nomura Research Institute, Ltd.                                   1,200      128
NS Solutions Corp. (AE)                                           1,400       39
NS Solutions Corp. (L)                                            1,400       40
NSK, Ltd.                                                         4,000       20
NTN Corp.                                                         1,000        5
NTT DoCoMo, Inc.                                                     34       61
OJI Paper Co., Ltd.                                               3,000       19
Olympus Corp.                                                     3,000       56
Ono Pharmaceutical Co., Ltd.                                        400       19
ORIX Corp.                                                       11,500    1,314
Pal Co., Ltd.                                                     1,100       40
Pioneer Corp. (L)                                                   200        5
Promise Co., Ltd.                                                   150       10
Resona Holdings, Inc. (L)                                        14,000       25
Ricoh Co., Ltd.                                                  16,000      339
Rinnai Corp.                                                     16,500      501
Rohm Co., Ltd.                                                    4,500      537
Sammy Corp.                                                       1,800       86
Sanken Electric Co., Ltd. (L)                                     9,000      117
Sankyo Co., Ltd.                                                  3,100       67
Sanyo Electric Co., Ltd.                                         23,000       94
Sega Corp. (AE)(L)                                                  300        4
Seino Transportation Co., Ltd.                                    7,000       72
Sekisui House, Ltd.                                              44,800      496
Senshukai Co., Ltd.                                               4,000       43
SFCG Co., Ltd. (L)                                                2,920      585
Sharp Corp.                                                       2,000       32
Shimachu Co., Ltd.                                                  900       24
Shin-Etsu Chemical Co., Ltd.                                     18,900      674
Shinko Electric Industries                                        4,800      165
Shiseido Co., Ltd.                                               32,000      402
Showa Shell Sekiyu KK (L)                                         4,300       39
Skylark Co., Ltd. (L)                                            29,700      595
SMC Corp.                                                         1,300      140
Snow Brand Milk Products Co., Ltd. (AE)                           3,000       10
Softbank Corp. (AE)(L)                                              400       18
Sohgo Security Services Co., Ltd. (L)                            18,100      236
Sompo Japan Insurance, Inc.                                       5,000       51
Sony Corp.                                                       17,100      642
Stanley Electric Co., Ltd.                                        9,900      165
STB Leasing Co., Ltd.                                             1,900       44
Sumisho Lease Co., Ltd.                                           5,500      215
Sumitomo Bakelite Co., Ltd.                                      57,100      399
Sumitomo Chemical Co., Ltd.                                     107,100      498
Sumitomo Corp.                                                   24,000      174
Sumitomo Electric Industries, Ltd.                               15,000      153
Sumitomo Forestry Co., Ltd.                                      12,000      138
Sumitomo Heavy Industries, Ltd. (AE)                             22,000       69
Sumitomo Metal Industries, Ltd.                                  19,000       22
Sumitomo Mitsui Financial Group, Inc. (L)                           100      684
Sumitomo Osaka Cement Co., Ltd.                                  61,000      167
Sumitomo Realty & Development Co., Ltd.                           2,000       25
Sumitomo Trust & Banking Co., Ltd. (The)                        140,000      994
Suruga Bank, Ltd. (The)                                           2,000       15
Suzuken Co., Ltd.                                                 1,600       50
Taiheiyo Cement Corp.                                            16,000       40

24   Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Taisei Corp.                                                      4,000       15
Takashimaya Co., Ltd.                                             1,000       12
Takeda Chemical Industries, Ltd.                                 25,400    1,112
Takefuji Corp. (L)                                                1,620      117
Tanabe Seiyaku Co., Ltd.                                          1,000        9
TDK Corp.                                                         3,200      242
Telewave, Inc.                                                       11      131
TIS, Inc.                                                           400       17
Tobu Railway Co.                                                  4,000       17
Toda Corp.                                                        1,000        4
Tohoku Electric Power Co., Inc.                                   2,400       40
Tokyo Electric Power Co., Inc. (The)                             14,800      335
Tokyo Gas Co., Ltd.                                               2,000        7
Tokyo Steel Manufacturing Co., Ltd. (L)                             600       10
Tokyu Corp.                                                       6,000       31
Tomen Corp. (AE)                                                 11,000       19
Toppan Printing Co., Ltd.                                         6,000       68
Toshiba Corp.                                                    18,000       72
Tostem Inax Holding Corp.                                         1,000       22
Toyo Seikan Kaisha, Ltd.                                          3,000       51
Toyota Motor Corp.                                               73,000    2,948
Toyota Tsusho Corp.                                               1,000       10
Ube Industries, Ltd.                                             15,000       23
UFJ Holdings, Inc.                                                  146      643
UFJ Tsubasa Securities Co., Ltd.                                  9,000       38
Uniden Corp.                                                      5,000      108
UNY Co., Ltd.                                                     4,000       51
USS Co., Ltd.                                                     1,170      100
Victor Co. of Japan, Ltd.                                         1,000       11
West Japan Railway Co.                                               16       64
World Co., Ltd.                                                     600       18
Yamaha Corp.                                                      1,200       20
Yamaha Motor Co., Ltd.                                           44,000      683
Yamanouchi Pharmaceutical Co., Ltd.                               3,800      127
Yamato Transport Co., Ltd.                                        2,000       33
Yamazaki Baking Co., Ltd.                                         2,000       20
Yokogawa Electric Corp.                                           8,000      106
York-Benimaru Co., Ltd.                                           3,100       92
Zexel Corp.                                                       5,000       23
                                                                          ------
                                                                          49,495
                                                                          ------
Luxembourg - 0.2%
Arcelor (L)                                                      16,472      277
Millicom International Cellular SA (AE)(L)                        4,700      103
                                                                          ------
                                                                             380
                                                                          ------
Mexico - 0.3%
Coca-Cola Femsa SA de CV - ADR                                   15,100      335
Telefonos de Mexico SA de CV - ADR                               10,550      351
                                                                          ------
                                                                             686
                                                                          ------
Netherlands - 3.2%
ABN AMRO Holding NV                                              27,949      611
Aegon NV                                                          2,600       31
Akzo Nobel NV                                                    18,603      684
ASML Holding NV (AE)                                              4,000       68
Buhrmann NV                                                      11,300      112
DSM NV                                                            7,900      388
Euronext NV                                                       1,400       39
Euronext NV (L)                                                   6,730      187
European Aeronautic Defense and Space Co. (L)                     9,500      264
Heineken NV (L)                                                   8,250      271
ING Groep NV                                                     33,520      791
Koninklijke Ahold NV                                              9,700       76
Koninklijke Philips Electronics NV                               16,940      456
Koninklijke Philips Electronics NV                               14,400      392
OCE NV                                                            3,100       50
Royal Dutch Petroleum Co.                                        19,800    1,016
Royal KPN NV                                                      8,700       66
Royal Numico NV (AE)                                             31,500    1,012
Vedior NV                                                         1,100       16
Wolters Kluwer NV                                                30,236      549
                                                                          ------
                                                                           7,079
                                                                          ------
New Zealand - 0.2%
Carter Holt Harvey, Ltd.                                         85,200      111
Telecom Corp. of New Zealand, Ltd.                               74,894      278
                                                                          ------
                                                                             389
                                                                          ------
Norway - 0.6%
DNB NOR ASA                                                      35,192      240
Norsk Hydro ASA                                                   5,600      363
Statoil ASA (L)                                                  16,680      211
Telenor ASA                                                      47,400      329
Yara International ASA (AE)                                      13,632      110
                                                                          ------
                                                                           1,253
                                                                          ------
Portugal - 0.1%
Electricidade de Portugal SA                                     87,580      245
                                                                          ------

                                                              Non-U.S. Fund   25

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Singapore - 0.9%
CapitaLand, Ltd.                                                  8,000        6
Chartered Semiconductor Manufacturing, Ltd. (AE)(L)              15,000       12
City Developments, Ltd.                                          32,000      100
City Developments, Ltd. 2006 Warrants (AE)                        3,000        5
Creative Technology, Ltd.                                         1,350       14
DBS Group Holdings, Ltd.                                        106,000      887
Fraser and Neave, Ltd.                                            4,000       33
Jardine Cycle & Carriage, Ltd.                                    6,000       22
Keppel Corp., Ltd. (L)                                           61,000      250
Keppel Land, Ltd.                                                 7,000        7
MobileOne, Ltd.                                                 147,800      129
NatSteel, Ltd.                                                   11,000       14
Neptune Orient Lines, Ltd.                                       29,000       40
Oversea-Chinese Banking Corp.                                    12,000       84
SembCorp Industries, Ltd.                                        23,000       18
Singapore Airlines, Ltd.                                          4,000       26
Singapore Exchange, Ltd.                                          3,000        3
Singapore Technologies Engineering, Ltd.                        170,300      206
Singapore Telecommunications, Ltd.                               17,000       22
United Overseas Bank, Ltd.                                        2,000       16
United Overseas Land, Ltd.                                        4,000        5
                                                                          ------
                                                                           1,899
                                                                          ------
South Africa - 0.2%
Nedcor, Ltd.                                                     39,883      395
                                                                          ------
South Korea - 1.1%
Korea Electric Power Corp. - ADR                                 42,100      386
KT Corp. - ADR                                                   22,100      399
Nextel, Inc.                                                     15,770      766
POSCO - ADR                                                      10,150      340
Samsung Electronics Co., Ltd. - GDR                               2,364      486
                                                                          ------
                                                                           2,377
                                                                          ------
Spain - 3.9%
Acerinox SA                                                       3,900      222
ACS Actividades Cons y Serv                                      15,513      261
Altadis SA (L)                                                   56,427    1,744
Amadeus Global Travel Distribution SA Class A (AE)(L)             6,300       41
Banco de Sabadell SA                                             10,000      217
Banco Popular Espanol SA (L)                                      6,700      378
Banco Santander Central Hispano SA                               14,500      150
Corp Mapfre SA                                                   22,930      281
Endesa SA (L)                                                    51,702      996
Fomento de Construcciones y Contratas SA (L)                      1,200       44
Gamesa Corp. Tecnologica SA                                       1,100       16
Iberia Lineas Aereas de Espana                                   48,400      139
Indra Sistemas SA (AE)(L)                                        10,800      138
Red Electrica de Espana (L)                                       1,100       19
Repsol YPF SA (L)                                                15,000      328
Repsol YPF SA - ADR                                              28,739      628
Sogecable SA (AE)(L)                                              9,400      379
Telefonica SA                                                   174,662    2,582
Union Fenosa SA (L)                                               4,400       94
                                                                          ------
                                                                           8,657
                                                                          ------
Sweden - 2.8%
Ainax AB (L)                                                          1       --
Atlas Copco AB Class A                                            1,200       45
Atlas Copco AB Class B                                            1,100       38
Electrolux AB Series B                                           25,400      487
Hennes & Mauritz AB Class B (L)                                  36,022      930
Investor AB Class B (L)                                          19,420      198
Modern Times Group AB Class B (AE)(L)                               900       17
Nordea Bank AB (L)                                               12,000       86
OMHEX AB (L)                                                      2,400       29
Sandvik AB                                                        1,800       61
Skandia Forsakrings AB                                           60,076      249
Skandinaviska Enskilda Banken AB Class A                          2,200       32
Skanska AB Class B                                                5,100       45
Svenska Cellulosa AB Class B                                      1,300       49
Svenska Handelsbanken Class A (L)                                63,815    1,279
Tele2 AB Class B (L)                                                900       39
Telefonaktiebolaget LM Ericsson Class B (AE)                    806,932    2,377
TeliaSonera AB                                                    4,000       17
Volvo AB Series A                                                 1,500       50
Volvo AB Series B (L)                                             2,000       70
WM-data AB Class B (L)                                            6,000       13
                                                                          ------
                                                                           6,111
                                                                          ------
Switzerland - 6.5%
ABB, Ltd.                                                        24,654      135
Adecco SA (L)                                                     6,918      345
Ciba Specialty Chemicals AG                                         300       22
Clariant AG (L)                                                  28,605      418
Compagnie Financiere Richemont AG Class A                        35,076      915

26   Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

                                                             Principal    Market
                                                             Amount ($)    Value
                                                             or Shares       $
--------------------------------------------------------------------------------
Converium Holding AG                                                900       47
Credit Suisse Group                                              19,855      705
Georg Fischer AG                                                    170       39
Givaudan                                                            374      216
Julius Baer Holding AG Class B                                      330       92
Lonza Group AG                                                   10,310      522
Nestle SA                                                         7,210    1,922
Novartis AG                                                      58,017    2,558
PubliGroupe SA                                                       77       24
Roche Holding AG                                                 24,104    2,385
Straumann Holding AG                                                180       36
Sulzer AG                                                           449      128
Swatch Group AG Class B (L)                                         300       39
Swiss Life Holding (AE)(L)                                        3,859      538
Swiss Reinsurance                                                 6,450      419
Synthes, Inc.                                                     3,940      449
UBS AG                                                           27,058    1,906
Valora Holding AG                                                   166       38
Zurich Financial Services AG (AE)                                 2,713      428
                                                                          ------
                                                                          14,326
                                                                          ------
Taiwan - 0.1%
United Microelectronics Corp. -
ADR (AE)                                                         78,576      339
                                                                          ------
United Kingdom - 19.7%
3i Group PLC                                                     73,580      818
Abbey National PLC                                                7,600       71
Alliance & Leicester PLC                                          4,000       61
Alliance Unichem PLC                                              4,900       58
Allied Domecq PLC                                                26,450      226
Amvescap PLC                                                      1,500       10
Anglo American PLC                                               27,756      568
ARM Holdings PLC                                                  6,900       15
Associated British Foods PLC                                      8,400       96
AstraZeneca PLC                                                  13,325      605
AstraZeneca PLC                                                  26,633    1,196
Aviva PLC                                                        17,000      176
AWG PLC (AE)                                                      8,200       87
AWG PLC (AE)                                                  2,722,400        5
BAA PLC                                                          40,100      403
BAE Systems PLC                                                 145,677      580
Barclays PLC                                                    161,908    1,380
Barratt Developments PLC                                          7,000       75
BG Group PLC                                                    101,700      627
BHP Billiton PLC                                                 16,300      142
BOC Group PLC                                                    25,881      433
Boots Group PLC                                                  10,100      126
BP PLC                                                          289,500    2,558
Bradford & Bingley PLC                                           16,000       81
Brambles Industries PLC                                          22,600       87
British Airways PLC (AE)                                         13,400       67
British American Tobacco PLC                                     74,574    1,156
British Land Co. PLC                                             32,700      411
British Sky Broadcasting PLC                                     97,189    1,097
BT Group PLC                                                    211,500      762
Bunzl PLC                                                        70,034      584
Cable & Wireless PLC                                             44,500      105
Cadbury Schweppes PLC                                            83,787      723
Centrica PLC                                                    214,300      873
Colt Telecom Group PLC (AE)                                       2,600        4
Compass Group PLC                                                 7,300       45
Corus Group PLC (AE)                                            132,308       95
Davis Service Group PLC                                           3,500       24
Diageo PLC                                                      193,049    2,604
Dixons Group PLC                                                  3,000        9
easyJet PLC (AE)                                                 27,000       78
EMI Group PLC                                                    24,700      109
Firstgroup PLC                                                      500        3
GKN PLC                                                         164,250      747
GlaxoSmithKline PLC                                             111,578    2,259
HBOS PLC                                                        121,574    1,506
HHG PLC (AE)(L)                                                   3,500        3
HMV Group PLC (AE)                                               20,700       91
HSBC Holdings PLC                                               115,440    1,718
HSBC Holdings PLC (L)                                            11,626      175
Imperial Chemical Industries PLC                                 17,700       74
Imperial Tobacco Group PLC                                       66,041    1,424
Inchcape PLC                                                      3,600      115
International Power PLC (AE)                                     26,000       66
InvenSystem PLC (AE)                                            110,600       36
ITV PLC                                                          97,678      205
J Sainsbury PLC                                                 124,676      644
Johnston Press PLC                                                  600        6
Kelda Group PLC                                                   6,900       63
Kesa Electricals PLC                                             38,804      204
Kingfisher PLC                                                  137,801      716
Land Securities Group PLC                                         2,300       48
Legal & General Group PLC                                        17,500       30
Lloyds TSB Group PLC                                             82,700      648
LogicaCMG PLC                                                    12,200       41
Man Group PLC                                                    19,260      499
Marks & Spencer Group PLC                                        41,700      274
MFI Furniture PLC                                                11,700       32
Mitchells & Butlers PLC                                          18,258       92
mmO2 PLC (AE)                                                    45,800       77
Morrison WM Supermarkets                                          9,071       38

                                                              Non-U.S. Fund   27

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

                                                            Principal    Market
                                                           Amount ($)     Value
                                                            or Shares       $
-------------------------------------------------------------------------------
MyTravel Group PLC (AE)                                        53,200         8
Northern Foods PLC                                             35,900       110
Old Mutual PLC                                                 29,200        56
Pennon Group PLC                                                4,100        59
Persimmon PLC                                                   4,500        52
Prudential PLC                                                 37,000       319
Punch Taverns PLC                                               1,300        12
Reckitt Benckiser PLC                                             100         3
Reed Elsevier PLC                                               4,000        39
Reuters Group PLC                                              79,500       534
Rexam PLC                                                      41,391       337
Rio Tinto PLC                                                  40,924       985
RMC Group PLC                                                   4,500        50
Rolls-Royce Group PLC                                          38,957       178
Royal & Sun Alliance Insurance Group                           70,400       105
Royal Bank of Scotland Group PLC                               42,659     1,229
SABMiller PLC                                                   2,100        27
Scottish & Newcastle PLC                                        5,800        46
Scottish & Southern Energy PLC                                 66,005       816
Scottish Power PLC                                             15,500       112
Shell Transport & Trading Co. PLC                             329,806     2,421
Shire Pharmaceuticals PLC (AE)                                  8,100        71
SSL International PLC                                           3,100        16
Stagecoach Group PLC                                           38,900        63
Standard Chartered PLC                                         18,500       301
Tate & Lyle PLC                                                20,300       122
Taylor Woodrow PLC                                              5,700        27
Tesco PLC                                                      23,100       112
Trinity Mirror PLC                                              7,600        90
Unilever PLC                                                    8,400        82
United Business Media PLC                                      27,961       257
United Utilities PLC                                            5,200        49
Vodafone Group PLC                                          1,692,207     3,707
Warner Chilcott PLC                                             1,600        20
Whitbread PLC                                                   2,500        37
Wimpey George PLC                                              15,900       106
WPP Group PLC                                                   4,000        41
                                                                        -------
                                                                         43,663
                                                                        -------
Total Common Stocks
(cost $169,257)                                                         199,822
                                                                        -------
Options Purchased - 0.3%
Belgium - 0.3%
Bel 20 Index Futures
   Jul 2004 2,449.85 (EUR) Call (54)                            3,219       687
Switzerland - 0.0%
Swiss Market Index Futures
   Sep 2004 5,625.31 (EUR) Put (9)                                404        36
   Sep 2004 5,631.50 (EUR) Put (17)                               764        69
                                                                        -------
                                                                            105
                                                                        -------
Total Options Purchased
(cost $756)                                                                 792
                                                                        -------
Preferred Stocks - 1.2%
Australia - 0.0%
News Corp., Ltd. (L)                                           11,900        97
Brazil - 0.2%
Telecomunicacoes Brasileiras SA - ADR                          12,000       350
Germany - 1.0%
Fresenius AG (L)                                                4,100       311
Fresenius Medical Care AG (L)                                   1,100        59
Porsche AG (AE)                                                 1,793     1,200
ProSieben SAT.1 Media AG                                       14,223       257
Wella AG                                                        4,080       382
                                                                        -------
                                                                          2,209
                                                                        -------
Total Preferred Stocks
(cost $2,277)                                                             2,656
                                                                        -------
Short-Term Investments - 21.1%
United States - 21.1%
Frank Russell Investment Company
   Money Market Fund                                       12,536,000    12,536
State Street Securities Lending Quality
   Trust (M)                                               31,101,318    31,101
United States Treasury Bill (y)(s)
   0.920% due 08/12/04 (c)                                      1,000       999
   0.950% due 08/12/04 (c)                                        500       499
   1.599% due 09/09/04                                          1,500     1,495
                                                                        -------
Total Short-Term Investments
(cost $46,630)                                                           46,630
                                                                        -------
Total Investments - 113.1%
(identified cost $218,920)                                              249,900
Other Assets and Liabilities, Net - (13.1%)                             (29,013)
                                                                        -------
Net Assets - 100.0%                                                     220,887
                                                                        =======

See accompanying notes which are an integral part of the financial statements.

28   Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

                                                                    Unrealized
                                                       Notional    Appreciation
Futures Contracts                                       Amount    (Depreciation)
(Number of Contracts)                                      $             $
--------------------------------------------------------------------------------
Long Positions
AEX Index (Germany)
   expiration date 07/04 (26)                             2,185              23

CAC-40 Index (France)
   expiration date 07/04 (5)                                228              (1)
   expiration date 09/04 (24)                             1,096              (4)

DAX Index (Germany)
   expiration date 09/04 (14)                             1,740              35

DJ STOXX 50 Index (EMU)
   expiration date 09/04 (84)                             2,879              36

FTSE-100 Index (UK)
   expiration date 09/04 (41)                             3,324               4

Hang Seng Index (Hong Kong)
   expiration date 07/04 (34)                             2,679              28

IBEX Plus Index (Spain)
   expiration date 07/04 (1)                                 98               1

TOPIX Index (Japan)
   expiration date 09/04 (72)                             7,856             282

Short Positions
CAC-40 Index (France)
   expiration date 07/04 (30)                             1,366               8

FTSE-100 Index (UK)
   expiration date 09/04 (27)                             2,189               7

MIB-30 (Italy)
   expiration date 09/04 (9)                              1,551             (30)

SPI 200 Index (Australia)
   expiration date 09/04 (28)                             1,724             (27)
                                                                            ---

Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contracts                                                                362
                                                                            ===

                                                              Notional   Market
Options Written                                                Amount     Value
(Number of Contracts)                                             $         $
-------------------------------------------------------------------------------
Belgium
Bel20 Index Futures
   Jul 2004 2,449.85 (EUR) Put (54)                               3,219    (657)
Switzerland
Swiss Market Index Futures
   Sep 2004 5,625.31 (EUR) Call (9)                                 404     (36)
   Sep 2004 5,631.50 (EUR) Call (17)                                764     (68)
                                                                           ----
Total Liability for Options Written
   (premiums received $755)                                                (761)
                                                                           ====

  See accompanying notes which are an integral part of the financial statements.

                                                              Non-U.S. Fund   29

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

Foreign Currency Exchange Contracts
--------------------------------------------------------------------------------
                                               Unrealized
                                              Appreciation
    Amount          Amount      Settlement   (Depreciation)
     Sold           Bought         Date             $
-------------   -------------   ----------   --------------
USD       336   CHF       423    09/15/04           2
USD         5   EUR         4    07/01/04          --
USD         8   EUR         6    07/02/04          --
USD        36   EUR        30    07/02/04          --
USD        54   EUR        45    07/02/04          --
USD       603   EUR       500    09/15/04           5
USD     5,544   EUR     4,600    09/15/04          45
USD     2,058   EUR     1,700    09/15/04           7
USD        19   GBP        10    07/01/04          --
USD        23   GBP        13    07/02/04          --
USD        33   GBP        18    07/02/04          --
USD        37   GBP        20    07/02/04          --
USD        95   GBP        52    09/15/04          (1)
USD     1,460   GBP       800    09/15/04         (18)
USD       904   GBP       500    09/15/04          (3)
USD     2,699   GBP     1,500    09/15/04           4
USD     2,768   GBP     1,535    09/15/04          (1)
USD        70   HKD       541    09/15/04          --
USD         2   JPY       257    07/01/04          --
USD         2   JPY       254    07/02/04          --
USD         2   JPY       256    07/02/04          --
USD         3   JPY       360    07/02/04          --
USD         4   JPY       393    07/02/04          --
USD         5   JPY       546    07/02/04          --
USD        22   JPY     2,405    07/02/04          --
USD        26   JPY     2,831    07/02/04          --
USD       451   JPY    50,000    09/15/04           7
USD       465   JPY    50,979    09/15/04           2
USD       932   JPY   100,000    09/15/04         (15)
USD     1,384   JPY   150,000    09/15/04          (8)
USD     3,158   JPY   350,000    09/15/04          51
USD     6,438   JPY   701,500    09/15/04          (4)
USD         1   SEK        10    07/01/04          --
USD       123   SGD       210    09/15/04          (1)
AUD       980   USD       673    09/15/04          (2)
AUD     1,630   USD     1,126    09/15/04           4
CHF        26   USD        21    07/01/04          --
CHF        10   USD         8    09/15/04          --
DKK        20   USD         3    09/15/04          --
DKK        86   USD        14    09/15/04          --
EUR        51   USD        61    07/01/04          (1)
EUR        73   USD        88    07/01/04          --
EUR       500   USD       602    09/15/04          (6)
EUR     1,266   USD     1,518    09/15/04         (20)
EUR     1,667   USD     2,022    09/15/04          (3)
EUR     2,600   USD     3,143    09/15/04         (15)
GBP        40   USD        72    07/01/04           1
GBP       600   USD     1,091    09/15/04          10
GBP       700   USD     1,264    09/15/04           2
HKD         9   USD         1    07/02/04          --
HKD        80   USD        10    09/15/04          --
JPY       543   USD         5    07/01/04          --
JPY     2,375   USD        22    07/01/04          --
JPY     2,538   USD        23    07/01/04          --
JPY       558   USD         5    07/02/04          --
JPY       580   USD         5    07/02/04          --
JPY       649   USD         6    07/02/04          --
JPY       817   USD         7    07/06/04          --
JPY     1,157   USD        11    07/06/04          --
JPY     2,002   USD        18    07/06/04          --
JPY       446   USD         4    07/06/04          --
JPY   100,000   USD       924    09/15/04           7
JPY   200,000   USD     1,846    09/15/04          12
SEK       155   USD        21    07/01/04          --
SEK       230   USD        31    09/15/04          --
SEK     6,559   USD       860    09/15/04          (9)
SGD       214   USD       125    09/15/04          --
                                                  ---
                                                   52
                                                  ===

See accompanying notes which are an integral part of the financial statements.

30   Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

                                                                % of     Market
Industry Diversification                                         Net      Value
(Unaudited)                                                    Assets      $
-------------------------------------------------------------------------------
Auto and Transportation                                          8.3     18,236
Consumer Discretionary                                          12.0     26,404
Consumer Staples                                                 8.1     17,960
Financial Services                                              19.4     42,804
Health Care                                                      7.0     15,325
Integrated Oils                                                  4.7     10,344
Materials and Processing                                         8.7     19,291
Miscellaneous                                                    1.5      3,330
Options                                                          0.3        792
Other Energy                                                     2.8      6,195
Producer Durables                                                4.8     10,686
Technology                                                       3.6      8,048
Telecommunication Services                                       0.1        156
Utilities                                                       10.7     23,699
Short-Term Investments                                          21.1     46,630
                                                               -----    -------
Total Investments                                              113.1    249,900
Other Assets and Liabilities, Net                              (13.1)   (29,013)
                                                               -----    -------

Net Assets                                                     100.0    220,887
                                                               =====    =======

                                                                % of     Market
Geographic Diversification                                       Net     Value
(Unaudited)                                                    Assets      $
-------------------------------------------------------------------------------
Africa                                                           0.2        395
Asia                                                             6.3     13,425
Europe                                                          42.4     94,104
Japan                                                           22.4     49,495
Latin America                                                    0.7      1,396
United Kingdom                                                  19.7     43,663
Options                                                          0.3        792
Short-Term Investments                                          21.1     46,630
                                                               -----    -------

Total Investments                                              113.1    249,900
Other Assets and Liabilities, Net                              (13.1)   (29,013)
                                                               -----    -------

Net Assets                                                     100.0    220,887
                                                               =====    =======

  See accompanying notes which are an integral part of the financial statements.

                                                              Non-U.S. Fund   31

Russell Investment Funds
Real Estate Securities Fund

Schedule of Investments -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Common Stocks - 97.1%
Apartment - 17.4%
Affordable Residential Communities (AE)(o)(L)                    23,000      382
Apartment Investment & Management Co. Class A (o)                43,100    1,341
Archstone-Smith Trust (o)                                       330,517    9,694
AvalonBay Communities, Inc. (o)                                 162,700    9,196
BRE Properties Class A (o)                                       72,800    2,530
Camden Property Trust (o)                                        51,500    2,359
Equity Residential (o)                                          476,700   14,172
Essex Property Trust, Inc. (o)                                   38,000    2,597
Pennsylvania Real Estate Investment Trust (o)(L)                 65,947    2,259
Summit Properties, Inc. (o)(L)                                   76,100    1,951
Sun Communities, Inc. (o)                                        15,000      565
United Dominion Realty Trust, Inc. (o)                          111,800    2,211
                                                                          ------
                                                                          49,257
                                                                          ------
Health Care - 3.0%
Health Care REIT, Inc. (o)                                       24,500      796
Healthcare Realty Trust, Inc. (o)                                34,500    1,293
LTC Properties, Inc. (o)(L)                                       1,300       22
National Health Investors, Inc. (o)(L)                           37,000    1,006
Omega Healthcare Investors, Inc. (o)(L)                          55,000      552
Senior Housing Properties Trust (o)(L)                          113,800    1,911
Ventas, Inc. (o)(L)                                             127,400    2,975
                                                                          ------
                                                                           8,555
                                                                          ------
Hotels/Leisure - 9.1%
Fairmont Hotels & Resorts, Inc.                                  33,300      897
Hilton Hotels Corp. (L)                                         409,600    7,643
Hospitality Properties Trust (o)                                 13,000      550
Host Marriott Corp. (o)                                         608,900    7,526
La Quinta Corp.                                                 128,600    1,080
LaSalle Hotel Properties (o)                                     46,900    1,144
Starwood Hotels & Resorts Worldwide, Inc.                       152,232    6,828
Strategic Hotel Capital, Inc. (AE)(o)                            16,900      248
                                                                          ------
                                                                          25,916
                                                                          ------
Leasing - 0.7%
Glenborough Realty Trust, Inc. (o)(L)                            52,100      956
iStar Financial, Inc. (o)                                        26,500    1,060
                                                                          ------
                                                                           2,016
                                                                          ------
Office/Industrial - 33.5%
Alexandria Real Estate Equities, Inc. (o)                        29,800    1,692
AMB Property Corp. (o)                                           95,800    3,318
American Financial Realty Trust (o)(L)                          243,800    3,484
Arden Realty, Inc. (o)                                           97,100    2,856
Boston Properties, Inc. (o)                                     182,000    9,115
Brandywine Realty Trust (o)                                       8,400      228
Brookfield Properties Co.                                       184,700    5,310
CarrAmerica Realty Corp. (o)                                     65,700    1,986
Catellus Development Corp. (o)                                  332,066    8,185
Centerpoint Properties Trust (o)                                 34,700    2,663
Corporate Office Properties Trust (o)                            20,000      497
Crescent Real Estate Equities Co. (o)(L)                         88,000    1,419
Duke Realty Corp. (o)                                            32,000    1,018
Equity Office Properties Trust (o)                              211,900    5,764
First Potomac Realty Trust (o)                                    6,100      117
Highwoods Properties, Inc. (o)                                  128,200    3,013
HRPT Properties Trust (o)(L)                                    150,710    1,509
Kilroy Realty Corp. (o)                                          76,100    2,595
Liberty Property Trust (o)(L)                                   189,100    7,604
Mack-Cali Realty Corp. (o)                                      168,300    6,964
Plum Creek Timber Co., Inc. (o)                                 102,700    3,346
Prentiss Properties Trust (o)                                    51,500    1,726
Prologis (o)                                                    485,400   15,978
PS Business Parks, Inc. (o)                                      29,000    1,167
SL Green Realty Corp. (o)                                        74,000    3,463
                                                                          ------
                                                                          95,017
                                                                          ------
Outlet Centers - 2.8%
Chelsea Property Group, Inc. (o)                                121,000    7,892
                                                                          ------
Regional Malls - 17.5%
General Growth Properties, Inc. (o)                             478,000   14,134
Macerich Co. (The) (o)                                          122,700    5,874
Mills Corp. (The) (o)                                            22,200    1,037
Rouse Co. (The) (o)(L)                                          176,700    8,393
Simon Property Group, Inc. (o)                                  367,300   18,886
Taubman Centers, Inc. (o)                                        55,000    1,259
                                                                          ------
                                                                          49,583
                                                                          ------
Self Storage - 1.9%
Public Storage, Inc. (o)                                         68,300    3,142
Shurgard Storage Centers, Inc. Class A (o)                       56,900    2,128
                                                                          ------
                                                                           5,270
                                                                          ------

32   Real Estate Securities Fund

Russell Investment Funds
Real Estate Securities Fund

Schedule of Investments, continued -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

                                                            Principal    Market
                                                           Amount ($)    Value
                                                            or Shares      $
-------------------------------------------------------------------------------
Shopping Center - 11.2%
Developers Diversified Realty Corp. (o)                       188,900     6,681
Federal Realty Investment Trust (o)                           111,800     4,650
Inland Real Estate Corp. (o)                                   14,200       185
Kimco Realty Corp. (o)                                         39,000     1,775
Pan Pacific Retail Properties, Inc. (o)                       108,800     5,497
Realty Income Corp. (o)(L)                                      7,300       305
Regency Centers Corp. (o)                                     149,500     6,414
Urstadt Biddle Properties, Inc. Class A (o)(L)                  6,100        90
Vornado Realty Trust (o)                                      107,700     6,151
                                                                        -------
                                                                         31,748
                                                                        -------
Total Common Stocks
(cost $211,613)                                                         275,254
                                                                        -------
Short-Term Investments - 9.2%
Frank Russell Investment Company Money Market Fund          7,125,000     7,125
State Street Secuities Lending Quality Trust (M)           19,145,392    19,145
                                                                        -------
Total Short-Term Investments
(cost $26,270)                                                           26,270
                                                                        -------
Total Investments - 106.3%
(identified cost $237,883)                                              301,524

Other Assets and Liabilities,
Net - (6.3%)                                                            (17,953)
                                                                        -------
Net Assets - 100.0%                                                     283,571
                                                                        -------

  See accompanying notes which are an integral part of the financial statements.

                                                Real Estate Securities Fund   33

Russell Investment Funds
Core Bond Fund

Schedule of Investments -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Long-Term Investments - 60.5%
Asset-Backed Securities - 2.1%
American Airlines, Inc.
   7.858% due 10/01/11                                              140      139
Citibank Credit Card Issuance Trust
   Series 2001-A6 Class A6
   5.650% due 06/16/08                                              475      498
Countrywide Asset-Backed
Certificates (E)
   Series 2004-6 Class 2A1
   1.530% due 10/25/21                                              500      500
Fleet Credit Card Master Trust II
   Series 2001-C Class A
   3.860% due 03/15/07                                              375      377
GSAMP Trust (E)
   Series 2004-SEA2 Class A2A
   1.620% due 03/25/34                                              400      400
Niagara Mohawk Power Corp.
   7.625% due 10/01/05                                              132      139
Parker Hannifin Employee Stock Ownership Trust (I)
   6.340% due 07/15/08                                              243      259
Renaissance Home Equity Loan Trust (E)
   Series 2004-2 Class AF1
   1.530% due 07/25/34                                              800      800
Small Business Administration
   7.449% due 08/01/10                                               52       57
Tenaska Alabama II Partners, LP (I)
   6.125% due 03/30/23                                              113      113
                                                                           -----
                                                                           3,282
                                                                           -----
Corporate Bonds and Notes - 11.3%
Amerada Hess Corp.
   7.300% due 08/15/31                                               90       91
American Electric Power Co., Inc.
   Series C
   5.375% due 03/15/10                                               35       36
American RE Corp.
   Series B
   7.450% due 12/15/26                                              245      260
Arrow Electronics, Inc.
   6.875% due 07/01/13                                              140      146
AT&T Corp.
   8.050% due 11/15/11                                               20       21
   8.750% due 11/15/31                                               40       39
BAE Systems Holdings, Inc. (I)
   6.400% due 12/15/11                                              350      373
Bank of America Corp.
   7.800% due 02/15/10                                               15       17
BankBoston Corp.
   Series B
   8.250% due 12/15/26                                               80       89
BCI US Funding Trust (I)(p)
   8.010% due 12/29/49                                              250      280
Boeing Capital Corp.
   6.100% due 03/01/11                                               65       69
Burlington Northern Santa Fe Corp.
   6.875% due 12/01/27                                               25       26
   6.750% due 03/15/29                                               10       10
Campbell Soup Co.
   5.875% due 10/01/08                                               70       74
CenterPoint Energy Houston Electric LLC
   Series J2
   5.700% due 03/15/13                                               80       82
CenterPoint Energy Resources Corp.
   7.875% due 04/01/13                                              170      190
CIT Group, Inc.
   5.750% due 09/25/07                                               75       79
   6.875% due 11/01/09                                               45       49
Citigroup, Inc.
   3.500% due 02/01/08                                              560      552
   7.250% due 10/01/10                                              195      220
Columbus Southern Power Co.
   Series C
   5.500% due 03/01/13                                               55       55
Comcast Cable Communications
   8.375% due 05/01/07                                              195      218
Comcast Corp.
   5.850% due 01/15/10                                               60       63
Countrywide Home Loans, Inc.
   Series MTNK
   5.500% due 02/01/07                                               50       52
Credit Suisse First Boston USA, Inc.
   4.625% due 01/15/08                                               65       66
   5.500% due 08/15/13                                               45       45
Detroit Edison Co.
   6.350% due 10/15/32                                               90       91
Devon Financing Corp. ULC
   6.875% due 09/30/11                                               95      103
Dominion Resources, Inc.
   Series B
   6.250% due 06/30/12                                               40       42
DPL, Inc.
   8.250% due 03/01/07                                              115      122

34   Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Dresdner Funding Trust I
   8.151% due 06/30/31                                              160      178
Duke Capital Corp.
   4.302% due 05/18/06                                               70       71
Duke Energy Field Services LLC
   5.750% due 11/15/06                                               30       31
   6.875% due 02/01/11                                               20       22
El Paso Corp.
   8.050% due 10/15/30                                              400      326
Eli Lilly & Co.
   6.770% due 01/01/36                                              245      269
FedEx Corp.
   7.600% due 07/01/97                                               65       71
Fifth Third Bank
   7.750% due 08/15/10                                              155      162
Financing Corp. Fico
   Series 15P
   Zero Coupon due 03/07/19                                          70       30
FirstEnergy Corp.
   Series A
   5.500% due 11/15/06                                               40       41
   Series B
   6.450% due 11/15/11                                              195      202
   Series C
   7.375% due 11/15/31                                              115      120
Ford Motor Co.
   6.375% due 02/01/29                                               70       59
Ford Motor Credit Co.
   7.875% due 06/15/10                                              245      267
   7.375% due 02/01/11                                              370      390
General Electric Capital Corp.
   Series MTNA
   6.000% due 06/15/12                                               20       21
General Electric Co.
   5.000% due 02/01/13                                              315      310
General Motors Acceptance Corp.
   7.250% due 03/02/11                                               80       84
   6.875% due 09/15/11                                              405      415
   7.000% due 02/01/12                                               70       72
Glencore Funding LLC
   6.000% due 04/15/14                                               60       56
Golden West Financial Corp.
   4.125% due 08/15/07                                              110      111
Goldman Sachs Group, Inc.
   6.875% due 01/15/11                                              245      269
HCA, Inc.
   5.250% due 11/06/08                                               70       70
   7.500% due 11/06/33                                               45       44
Historic TW, Inc.
   9.125% due 01/15/13                                               85      104
   8.050% due 01/15/16                                              410      466
HJ Heinz Co.
   6.375% due 07/15/28                                               20       21
HJ Heinz Finance Co.
   6.750% due 03/15/32                                               55       60
Household Finance Corp.
   4.750% due 05/15/09                                              260      261
   6.375% due 11/27/12                                              125      133
HVB Funding Trust I (I)
   8.741% due 06/30/31                                              150      173
International Lease Finance Corp.
   6.375% due 03/15/09                                              125      134
International Paper Co.
   5.500% due 01/15/14                                              140      137
ITT Industries, Inc.
   7.400% due 11/15/25                                              100      111
JP Morgan & Co., Inc.
   Series MTNA
   6.000% due 01/15/09                                              120      127
Kellogg Co.
   Series B
   6.600% due 04/01/11                                              375      411
KeySpan Corp.
   7.250% due 11/15/05                                               50       53
   7.625% due 11/15/10                                              150      173
Kraft Foods, Inc.
   5.250% due 06/01/07                                               60       62
   5.625% due 11/01/11                                              185      188
   5.250% due 10/01/13                                              205      200
Kroger Co.
   8.000% due 09/15/29                                               15       17
   7.500% due 04/01/31                                               15       17
Lehman Brothers Holdings, Inc.
   6.625% due 01/18/12                                              155      168
Liberty Media Corp.
   3.500% due 09/25/06                                              500      499
   5.700% due 05/15/13                                               50       49
Lockheed Martin Corp.
   8.200% due 12/01/09                                              520      609
Manufacturers & Traders Trust Co.
   8.000% due 10/01/10                                               75       88
Midland Funding II
   Series B
   13.250% due 07/23/06                                              45       52
Miller Brewing Co. (I)
   5.500% due 08/15/13                                              130      130

                                                             Core Bond Fund   35

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Mizuho Preferred Capital Co. LLC (I)(p)
   8.790% due 12/29/49                                              315      345
Monumental Global Funding II (I)
   3.850% due 03/03/08                                              155      155
Morgan Stanley
   6.750% due 04/15/11                                              180      197
Natexis Ambs Co. LLC (I)(p)
   8.440% due 12/29/49                                              120      137
National Rural Utilities Cooperative Finance
   5.750% due 08/28/09                                               70       74
NB Capital Trust IV
   8.250% due 04/15/27                                               90      100
News America Holdings
   9.250% due 02/01/13                                               40       50
   7.750% due 12/01/45                                               95      108
   7.900% due 12/01/95                                               90      100
   8.250% due 10/17/96                                               30       35
News America, Inc.
   6.750% due 01/09/38                                               20       22
Nisource Finance Corp.
   7.875% due 11/15/10                                              190      218
Norfolk Southern Corp.
   7.700% due 05/15/17                                               20       23
   7.900% due 05/15/97                                              185      212
Occidental Petroleum Corp.
   9.250% due 08/01/19                                               95      126
Ohio Power Co.
   Series F
   5.500% due 02/15/13                                               20       20
Oncor Electric Delivery Co.
   7.250% due 01/15/33                                               90      100
Pacific Gas & Electric Co.
   3.600% due 03/01/09                                               50       48
   4.200% due 03/01/11                                               65       62
   6.050% due 03/01/34                                               65       61
Progress Energy, Inc.
   7.100% due 03/01/11                                               45       49
   7.000% due 10/30/31                                              120      123
Qwest Capital Funding, Inc.
   7.000% due 08/03/09                                               25       22
Qwest Services Corp. Step Up Bond (I)
   14.000% due 12/15/10                                              40       47
RBS Capital Trust I (p)
   4.709% due 12/29/49                                              235      217
RC Trust 1 Equity Preferred
   3.500% due 05/15/06                                              290      155
Safeway, Inc.
   7.250% due 02/01/31                                               25       26
Sovereign Bancorp, Inc.
   10.500% due 11/15/06                                             460      527
Sprint Capital Corp.
   6.125% due 11/15/08                                               50       53
   8.375% due 03/15/12                                               60       69
   6.875% due 11/15/28                                              170      163
   8.750% due 03/15/32                                              115      134
Tele-Communications-TCI Group
   9.800% due 02/01/12                                              140      176
   7.875% due 08/01/13                                              285      325
Time Warner, Inc.
   6.750% due 04/15/11                                               95      102
Travelers Property Casualty Corp.
   5.000% due 03/15/13                                               80       77
Tyson Foods, Inc.
   8.250% due 10/01/11                                               60       69
Union Pacific Corp.
   5.750% due 10/15/07                                               55       58
   6.125% due 01/15/12                                              120      126
Union Planters Corp.
   7.750% due 03/01/11                                               50       58
Univision Communications, Inc.
   7.850% due 07/15/11                                               90      104
Verizon Florida, Inc.
   Series F
   6.125% due 01/15/13                                               85       87
Wachovia Corp.
   7.550% due 08/18/05                                               50       53
Wells Fargo & Co.
   4.950% due 10/16/13                                               65       63
Wells Fargo Bank NA
   7.550% due 06/21/10                                               50       58
Weyerhaeuser Co.
   6.750% due 03/15/12                                               55       60
Wisconsin Central Transport
   6.625% due 04/15/08                                              325      351
Wyeth
   5.500% due 03/15/13                                               35       34
   5.500% due 02/01/14                                              155      148
Yum! Brands, Inc.
   8.875% due 04/15/11                                              120      145
Zurich Capital Trust I (I)
   8.376% due 06/01/37                                              245      271
                                                                          ------
                                                                          17,837
                                                                          ------

36   Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Emerging Markets Debt - 1.0%
Argentina Government International Bond
   11.375% due 03/15/10                                              65       19
   11.375% due 01/30/17                                             200       58
Brazilian Government International Bond
   2.063% due 04/15/06                                               64       63
   2.125% due 04/15/09                                               18       16
   9.250% due 10/22/10                                               60       57
   11.000% due 01/11/12                                             540      543
   2.125% due 04/15/12                                               38       31
OAO Gazprom
   10.500% due 10/21/09                                              70       80
   9.625% due 03/01/13 (I)                                          100      103
Panama Government International Bond
   9.375% due 07/23/12                                              100      109
Peru Government International Bond
9.125% due 02/21/12                                                 200      205
9.875% due 02/06/15                                                 200      209
Russia Government International Bond
   5.000% due 03/31/30                                              350      320
                                                                           -----
                                                                           1,813
                                                                           -----
International Debt - 4.7%
Abbey National PLC Step Up Bond (p)
   6.700% due 06/29/49                                              150      161
AXA
   8.600% due 12/15/30                                               85      104
Bombardier, Inc. (I)
   6.300% due 05/01/14                                               85       72
British Sky Broadcasting PLC
   8.200% due 07/15/09                                              230      265
British Telecommunications PLC
   8.375% due 12/15/10                                               90      105
   8.875% due 12/15/30                                                5        6
Conoco Funding Co.
   6.350% due 10/15/11                                              400      435
DBS Capital Funding Corp. (I)(p)
   7.657% due 03/15/49                                              135      151
Deutsche Telekom International Finance BV
   8.500% due 06/15/10                                              130      152
   8.750% due 06/15/30                                              175      213
Dresdner Bank AG for Kyivstar GSM (I)
   12.750% due 11/21/05                                             140      152
Export Import Bank of Korea
   4.125% due 02/10/09                                              120      116
France Telecom Step Up Bond
   8.200% due 03/01/06                                              440      472
   8.750% due 03/01/11                                              485      562
   9.500% due 03/01/31                                               75       94
Intelsat, Ltd.
   6.500% due 11/01/13                                              205      181
Korea Development Bank
   4.250% due 11/13/07                                               50       50
Korea Electric Power Corp. (I)
   5.125% due 04/23/34                                               60       57
Mexico Government International Bond
   8.375% due 01/14/11                                              100      113
   6.375% due 01/16/13                                              130      130
   8.300% due 08/15/31                                              235      246
Mizuho Financial Group Cayman, Ltd. (I)
   5.790% due 04/15/14                                              130      128
Petroleos Mexicanos
   9.500% due 09/15/27                                               35       39
Poland Government International Bond
   4.750% due 10/27/24                                              200      178
Province of Quebec
   5.000% due 07/17/09                                               35       36
   7.500% due 07/15/23                                              200      240
PTC International Finance II SA
   11.250% due 12/01/09                                             160      174
Royal Bank of Scotland Group PLC (p)
   Series 1
   9.118% due 03/31/49                                              550      663
Royal KPN NV
   8.000% due 10/01/10                                              305      353
Santander Financial Issuances
   6.800% due 07/15/05                                               45       47
   6.375% due 02/15/11                                              110      119
Sanwa Finance Aruba AEC
   8.350% due 07/15/09                                              135      154
Shaw Communications, Inc.
   8.250% due 04/11/10                                              115      125
   7.200% due 12/15/11                                               50       52
Stora Enso OYJ
   7.375% due 05/15/11                                               85       94
Systems 2001 AT LLC (I)
   7.156% due 12/15/11                                              145      154
Telecom Italia Capital SA (I)
   5.250% due 11/15/13                                              230      223
   6.375% due 11/15/33                                               80       77

                                                             Core Bond Fund   37

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
TELUS Corp.
   7.500% due 06/01/07                                              185      201
   8.000% due 06/01/11                                              330      375
TPSA Finance BV (I)
   7.750% due 12/10/08                                               85       94
                                                                           -----
                                                                           7,363
                                                                           -----
Mortgage-Backed Securities - 28.9%
Bank of America Mortgage Securities
   Series 2004-1 Class 5A1
   6.500% due 09/25/33                                               60       62
Bear Stearns Adjustable Rate Mortgage Trust
   Series 2002-8 Class 3A
   6.053% due 08/25/32                                               14       14
   Series 2003-1 Class 6A1
   5.134% due 04/25/33                                              181      181
   Series 2003-8 Class 4A1
   4.802% due 01/25/34                                              395      393
Citicorp Mortgage Securities, Inc.
   Series 2001-12 Class M
   6.394% due 08/25/31                                               93       92
CS First Boston Mortgage Securities Corp
   Series 2001-AR24 Class 3A
   6.263% due 12/25/31                                              101      104
   Series 2002-18 Class 1AIO
   7.500% due 06/25/32                                              400       10
   Series 2002-22 Class 1AIO
   8.000% due 07/25/32                                              550       14
Federal Home Loan Mortgage Corp.
   15 Year Gold TBA (d)
   6.500%                                                           495      522
   30 Year Gold TBA (d)
   6.000%                                                           380      386
Federal Home Loan Mortgage Corp.
   30 Year Gold TBA (d)
   5.500%                                                         2,855    2,843
   6.000% due 2016                                                   79       82
   5.000% due 2018                                                  417      419
   7.813% due 2030                                                    6        6
   6.500% due 2032                                                  102      106
   5.000% due 2033                                                  534      517
   Series 2000-2266 Class F
   1.689% due 11/15/30                                               72       73
   Series 2002-2504 Class L
   5.500% due 03/15/15                                                8        8
Federal Home Loan Mortgage Corp.
   Structured Pass Through Securities
   Series 2003-54 Class 2AIO
   0.245% due 02/25/43                                            8,496       59
   Series 2003-54 Class 3AIO
   0.760% due 02/25/43                                            3,370      119
Federal National Mortgage Association
   15 Year TBA (d)
   5.000%                                                         1,740    1,742
   5.500%                                                         3,660    3,743
   6.000%                                                         2,180    2,270
   30 Year TBA (d)
   5.000%                                                         5,610    5,418
   5.500%                                                         2,120    2,109
   6.000%                                                         4,680    4,769
   6.500%                                                         1,460    1,520
   7.000%                                                           465      490
   6.000% due 2016                                                   34       35
   2.969% due 2017                                                  121      122
   5.000% due 2017                                                1,023    1,028
   5.500% due 2017                                                1,370    1,405
   6.000% due 2017                                                  297      310
   4.500% due 2018                                                  769      754
   5.000% due 2018                                                2,430    2,440
   5.500% due 2018                                                  383      393
   7.000% due 2032                                                  629      664
   5.000% due 2033                                                  656      635
   5.500% due 2033                                                  613      612
   6.000% due 2033                                                   88       90
   6.500% due 2033                                                  368      383
   5.000% due 2034                                                1,921    1,861
   5.500% due 2034                                                  548      546
   3.966% due 2036                                                  922      948
   Series 1992-10 Class ZD
   8.000% due 11/25/21                                              996    1,036
Federal National Mortgage Association Zero Coupon due 2019          530      528
Federal National Mortgage Association Whole Loan
   Series 2002-W1 Class 2AIO
   0.585% due 04/25/42                                            3,084      121
   Series 2002-W6 Class 2AIO
   0.321% due 06/25/42                                            3,014       29
   Series 2003-W1 Class 1A1
   6.500% due 12/25/42                                              128      133
First Nationwide Trust (E)
   Series 2001-4 Class 3A5
   1.900% due 09/25/31                                               25       25

38   Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
Freddie Mac
   15 Year Gold TBA (d)
   5.000%                                                           330      330
Government National Mortgage Association (E)
   Series 2000-29 Class F
   1.780% due 09/20/30                                               94       94
Government National Mortgage Association I
   30 Year TBA (d)
   5.500%                                                           530      529
   6.000% due 2029                                                   35       36
   6.500% due 2032                                                  360      376
   5.500% due 2033                                                  132      132
Government National Mortgage Association II (E)
   4.375% due 2026                                                  564      564
   4.750% due 2027                                                   40       40
   2.750% due 2032                                                  451      437
MASTR Alternative Loans Trust
   Series 2003-2 Class 7A1
   7.000% due 12/25/32                                               14       14
Mellon Residential Funding Corp. (E)
   Series 2000-TBC2 Class A1
   1.479% due 06/15/30                                              459      456
Prime Mortgage Trust (E)
   Series 2004-CL1 Class 1A2
   1.700% due 02/25/34                                              141      141
Sequoia Mortgage Trust (E)
   Series 2001-5 Class A
   1.630% due 10/19/26                                              339      338
                                                                          ------
                                                                          45,656
                                                                          ------
Municipal Bonds - 1.8%
County of Clark Nevada General Obligation Limited,
   weekly demand (U)
   5.000% due 06/01/32                                              600      589
Energy Northwest Revenue Bonds
   5.500% due 07/01/13                                              100      110
Florida State Board Education General Obligation
   Unlimited, weekly demand
   5.000% due 06/01/33                                              300      295
Golden State Tobacco Securitization Corp. Revenue Bonds,
   weekly demand
   6.750% due 06/01/39                                              400      359
Los Angeles Unified School District General Obligation
   Unlimited, weekly demand
   5.000% due 01/01/28                                              200      198
Lower Colorado River Authority Revenue Bonds, weekly
   demand (U)
   5.000% due 05/15/31                                              300      293
New York City Transitional Finance Authority
   Revenue Bonds, weekly demand
   5.000% due 02/01/33                                              300      291
South Carolina Transportation Infrastructure Bank Revenue
   Bonds, weekly demand
   5.000% due 10/01/33                                              600      588
Tobacco Settlement Financing Corp. Revenue Bonds, weekly
   demand
   4.375% due 06/01/19                                              100       97
University of Texas Revenue Bonds, weekly demand
   5.000% due 08/15/33                                              100       97
                                                                          ------
                                                                           2,917
                                                                          ------
Non-US Bonds - 0.8%
Deutsche Bundesrepublik
   5.250% due 01/04/11 EUR                                          100      131
   4.500% due 01/04/13 EUR                                          900    1,119
                                                                          ------
                                                                           1,250
                                                                          ------
United States Government Agencies - 0.7%
Federal Home Loan Mortgage Corp.
   2.750% due 03/15/08                                              210      203
Federal National Mortgage Association
   4.375% due 03/15/13                                              345      329
Financing Corp. Principal Only STRIP
   0.000% due 09/26/19                                              290      120
   0.000% due 04/05/19                                              380      162
   0.000% due 05/11/18                                               95       43
Residual Funding Principal Only STRIP
   0.000% due 10/15/20                                              600      238
                                                                          ------
                                                                           1,095
                                                                          ------
United States Government Treasuries - 9.2%
United States Treasury Inflation Indexed Bonds
   3.375% due 01/15/07 (s)                                          119      127
   3.875% due 01/15/09                                            1,032    1,150

                                                             Core Bond Fund   39

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

                                                              Principal   Market
                                                             Amount ($)    Value
                                                              or Shares      $
--------------------------------------------------------------------------------
   4.250% due 01/15/10                                              670      767
   3.500% due 01/15/11                                              918    1,019
   3.000% due 07/15/12                                              836      904
   3.875% due 04/15/29                                              229      292
United States Treasury Note
   4.625% due 05/15/06                                            3,540    3,666
   7.000% due 07/15/06                                               85       92
   4.375% due 05/15/07                                               75       78
   3.375% due 12/15/08                                              405      400
   6.000% due 08/15/09                                            1,665    1,830
   5.000% due 02/15/11                                               15       16
   4.250% due 08/15/13                                            1,885    1,840
   4.750% due 05/15/14                                               95       96
   8.750% due 05/15/17                                              735      996
   6.000% due 02/15/26                                            1,120    1,207
                                                                          ------
                                                                          14,480
                                                                          ------
Total Long-Term Investments
(cost $94,384)                                                            95,693
                                                                          ------
Preferred Stocks - 0.5%
Financial Services - 0.5%
Centaur Funding Corp. (I)                                       165,000      206
DG Funding Trust (I)                                                 49      527
                                                                          ------
Total Preferred Stocks
(cost $693)                                                                  733
                                                                          ------
Short-Term Investments - 55.0%
ABN Amro North America Discount Note (c)(y)
   1.040% due 07/06/04                                            2,100    2,100
   1.090% due 07/29/04                                              200      200
ANZ Delaware, Inc. (c)(y)
   1.050% due 07/06/04                                            1,300    1,300
   1.045% due 07/07/04                                              400      400
Barclays US Funding, LLC (y)
   1.110% due 08/25/04 (c)                                          300      299
   1.280% due 09/21/04                                            1,700    1,693
   1.305% due 09/27/04                                              300      299
Bank of America Corp.
   Series MTNI
   1.430% due 10/22/04                                              250      250
Bundesschatzanweisungen
   3.000% due 12/10/04                                            2,440    2,980
CBA Del Finance, Inc. Years 3 & 4 Commercial Paper (y)
   1.050% due 07/02/04 (c)                                        1,200    1,200
   1.070% due 07/15/04 (c)                                          100      100
   1.300% due 09/07/04                                              599      598
Danske Corp. Commercial Paper
   1.070% due 07/26/04 (c)(y)                                       100      100
DNB Nor Bank ASA Commercial Paper
   1.260% due 09/20/04 (y)                                        1,600    1,593
European Investment Bank
   1.050% due 07/16/04 (y)                                        1,200    1,199
   0.875% due 11/08/04                                 JPY       10,000       92
Federal Home Loan Bank Discount Note (y)
   1.165% due 07/16/04 (c)                                          600      600
   1.170% due 07/16/04                                              800      799
Federal Home Loan Bank System
   4.125% due 01/14/05                                              185      187
Federal Home Loan Mortgage Corp. Discount Note (y)
   1.150% due 08/17/04                                              800      799
   Zero Coupon due 08/24/04                                       1,300    1,298
   1.440% due 09/14/04                                              800      797
   1.445% due 09/14/04                                              900      897
   1.437% due 09/30/04                                              800      797
   1.560% due 10/20/04                                              600      597
Federal National Mortgage Association Discount Note (y)
   1.005% due 07/01/04 (c)                                        2,700    2,700
   1.010% due 07/01/04 (c)                                          700      700
   1.040% due 07/14/04 (c)                                          800      800
   1.045% due 07/14/04                                            1,300    1,299
   1.150% due 08/18/04                                            1,300    1,298
   1.105% due 09/01/04                                              500      498
   1.225% due 09/01/04                                            1,300    1,297
   1.230% due 09/01/04                                              800      798
   1.380% due 09/01/04                                              800      797
   1.200% due 09/08/04                                            1,000      996
   1.415% due 09/08/04                                              100      100
   1.426% due 09/22/04                                              300      299
   1.435% due 09/22/04                                            1,000      996
Frank Russell Investment Company Money Market Fund           33,486,000   33,486
General Electric Capital Corp. Commercial Paper (y)
   1.060% due 07/12/04 (c)                                          200      200
   1.460% due 09/14/04                                            1,300    1,295
   1.480% due 09/15/04                                              800      797

40   Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued -- June 30, 2004 (Unaudited)

Amounts in thousands (except share amounts)

                                                            Principal    Market
                                                           Amount ($)    Value
                                                            or Shares      $
-------------------------------------------------------------------------------
General Motors Acceptance Corp.
   1.580% due 07/20/04                                            700       700
   1.570% due 07/30/04 (E)                                        400       400
HBOS Treasury Services PLC (y)
   1.055% due 07/16/04 (c)                                        100       100
   1.345% due 09/07/04                                            300       299
   1.475% due 09/13/04                                            100       100
   1.580% due 10/21/04                                          1,200     1,193
ING US Funding LLC Commercial Paper (y)
   1.040% due 07/02/04 (c)                                        900       900
   1.345% due 09/09/04                                          1,400     1,395
Italy Government International Bond
   5.000% due 12/15/04                               JPY        6,000        56
KFW International Finance
   1.000% due 12/20/04                               JPY       29,000       266
Lloyds Bank PLC
   1.185% due 07/21/04 (y)                                      1,700     1,699
National Australia Funding, Inc.
   1.050% due 07/02/04 (c)(y)                                   2,000     2,000
Residential Asset Mortgage Products, Inc
   Series 2002-RZ4 Class AIO
   5.750% due 04/25/05                                            523        16
Royal Bank of Scotland PLC
   1.135% due 09/04/04 (y)                                      1,900     1,893
Svenska Handlesbanken, Inc. (y)
   1.065% due 07/14/04 (c)                                      1,500     1,500
   1.075% due 07/28/04                                            800       799
Swedbank Forenings
   1.285% due 09/21/04                                            600       597
Toyota Motor Credit Corp.
   1.000% due 12/20/04                               JPY        5,000        46
UBS Finance, Inc. (y)
   1.060% due 07/21/04 (c)                                        700       700
   1.270% due 09/20/04                                            100       100
Unicredit Delaware Commercial Paper
   1.470% due 09/14/04 (y)                                      1,000       996
United States Treasury Bill (y)(s)
   1.135% due 09/02/04                                            255       254
   1.230% due 09/16/04                                             20        20
   1.391% due 09/16/04                                            500       498
   0.098% due 09/30/04                                            125       124
United States Treasury Note
   7.875% due 11/15/04                                            220       225
US Bancorp
   Series MTNJ
   6.875% due 12/01/04                                            275       280
Westpac Capital Corp. (c)(y)
   1.030% due 07/09/04                                            100       100
   1.090% due 08/12/04                                            100       100
                                                                        -------
Total Short-Term Investments
(cost $86,903)                                                           86,886
                                                                        -------
Warrants & Rights - 0.1%
Miscellaneous - 0.1%
Mexico Government International Bond
   Value Recovery Rights (AE)
   Series B                                                 2,500,000        13
   Series C                                                 2,500,000        50
   Series D                                                 1,900,000        38
   Series E                                                 1,900,000        31
                                                                        -------
                                                                            132
                                                                        -------
Utilities - 0.0%
GT Group Telecom, Inc. 2010 Warrants (AE)                         175        --
                                                                        -------
Total Warrants
(cost $41)                                                                  132
                                                                        -------
Total Investments - 116.1%
(identified cost $182,021)                                              183,444

Other Assets and Liabilities,
Net - (16.1%)                                                           (25,499)
                                                                        -------
Net Assets - 100.0%                                                     157,945
                                                                        =======

  See accompanying notes which are an integral part of the financial statements.

                                                             Core Bond Fund   41

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued--June 30, 2004 (Unaudited)

Amounts in thousands

                                                                   Unrealized
                                                      Notional    Appreciation
Futures Contracts                                      Amount    (Depreciation)
(Number of Contracts)                                     $             $
-------------------------------------------------------------------------------
Long Positions
Eurodollar Futures
   expiration date 12/04 (9)                             2,193               (4)
   expiration date 03/05 (17)                            4,124              (26)
   expiration date 06/05 (19)                            4,590              (31)
   expiration date 09/05 (15)                            3,611              (28)
   expiration date 12/05 (15)                            3,600              (27)
   expiration date 03/06 (2)                               479               (4)

Germany, Federal Republic
   5 Year Bonds
   expiration date 09/04 (27)                            3,623                8

United States Treasury Bonds
   expiration date 09/04 (15)                            1,596               28

United States Treasury 2 Year Notes
   expiration date 09/04 (57)                           12,001               22

United States Treasury 5 Year Notes
   expiration date 09/04 (64)                            6,956               43

United States Treasury 10 Year Notes
   expiration date 09/04 (218)                          23,834              278

Short Positions
United States Treasury Bonds
   expiration date 09/04 (25)                            2,659              (49)

United States Treasury 5 Year Notes
   expiration date 09/04 (38)                            4,130              (29)

United States Treasury 10 Year Notes
   expiration date 09/04 (13)                            1,421              (14)
                                                                            ---
Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contracts                                                                167
                                                                            ===

                                                              Notional   Market
Options Written                                                Amount     Value
(Number of Contracts)                                             $         $
-------------------------------------------------------------------------------
Euribor Futures
   Dec 2004 97.00 Put (3)                                           --       --

Swap Option Three Month LIBOR
   Oct 2004 3.80 Call (1)                                        1,140       --

United States Treasury Notes 5 Year Futures
  Aug 2004 111.50 Call (2)                                         223       --
  Aug 2004 107.50 Put (3)                                          323       (2)

United States Treasury Notes 10 Year Futures
   Aug 2004 110.00 Call (10)                                     1,100       (9)
   Aug 2004 111.00 Call (4)                                        444       (2)
   Aug 2004 114.00 Call (1)                                        114       --
   Aug 2004 115.00 Call (11)                                     1,265       --
   Aug 2004 105.00 Put (10)                                      1,050       (1)
   Aug 2004 108.00 Put (6)                                         648       (4)
                                                                            ---
Total Liability for Options Written
   (premiums received $41)                                                  (18)
                                                                            ===

Foreign Currency Exchange Contracts
-------------------------------------------------------
                                           Unrealized
                                          Appreciation
  Amount         Amount     Settlement   (Depreciation)
   Sold          Bought        Date             $
-----------   -----------   ----------   --------------
USD   2,120   EUR   1,750    07/26/04           7
EUR      66   USD      81    07/20/04           1
EUR   1,750   USD   2,072    07/26/04         (56)
EUR   1,870   USD   2,263    12/10/04          (8)
                                              ---
                                              (56)
                                              ===

See accompanying notes which are an integral part of the financial statements.

42   Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued -- June 30, 2004 (Unaudited)

Amounts in thousands

Index Swaps
---------------------------------------------------------------------------------------------------------
                                                                                             Unrealized
                                            Notional                                        Appreciation
     Fund Receives            Counter        Amount         Fund Pays        Termination   (Depreciation)
  Underlying Security          Party            $         Floating Rate         Date              $
-----------------------   ---------------   --------   -------------------   -----------   --------------
Lehman Brothers CMBS                                   1 Month USD LIBOR-
   ERISA Eligible Index   Lehman Brothers      910      BBA minus 0.450%       07/31/04          (2)

Lehman Brothers CMBS                                   1 Month USD LIBOR-
   ERISA Eligible Index   Lehman Brothers      320      BBA minus 0.300%       11/30/04           4
                                                                                                ---
                                                                                                  2
                                                                                                ===

Interest Rate Swaps
---------------------------------------------------------------------------------------
                       Notional                                                  Market
      Counter           Amount                                     Termination    Value
       Party              $          Fund Receives     Fund Pays       Date         $
------------------   -----------   -----------------   ---------   -----------   ------
Bank of America      USD   6,900   Three Month LIBOR   4.000%        12/15/09     (187)
Barclay's Bank PLC   EUR     200   Six Month LIBOR     4.000%        06/17/10       (2)
Barclay's Bank PLC   GBP      50   Six Month LIBOR     5.000%        06/16/11       (2)
Barclay's Bank PLC   USD     900   Three Month LIBOR   4.000%        12/15/06        6
Goldman Sachs        EUR   1,000   Six Month LIBOR     4.000%        06/17/08        5
Merrill Lynch        EUR     900   Six Month LIBOR     4.000%        03/15/07       12
Merrill Lynch        EUR   3,800   Six Month LIBOR     4.000%        06/17/10      (44)
UBS                  USD     400   Three Month LIBOR   4.000%        12/15/06        3
UBS                  USD   1,000   Three Month LIBOR   4.000%        12/15/09      (27)
                                                                                  ----
Total Market Value of Interest Rate Swaps premiums
   paid (received) - ($232)                                                       (236)
                                                                                  ====

  See accompanying notes which are an integral part of the financial statements.

                                                             Core Bond Fund   43

Russell Investment Funds

Notes to Schedules of Investments -- June 30, 2004 (Unaudited)

--------------------------------------------------------------------------------
Footnotes:

(AE) Nonincome-producing security.
(o)  Real Estate Investment Trust (REIT).
(s) Held as collateral in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund.
(y)  Rate noted is yield-to-maturity from date of acquisition.
(c)  At amortized cost, which approximates market.
(E) Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(d)  Forward commitment.
(p) Perpetual floating rate security. Rate shown reflects rate in effect at period end.
(U)  Bond is insured by a guarantor or backed by a letter of credit.
(L)  All or a portion of the shares of this security are on loan.
(I) Restricted security. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.
(Y) This security has been valued by the Security Valuation Committee. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized.
(ae) Pre-refunded: These bonds are collateralized by US Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date. The rate noted is for descriptive purposes; effective yield may vary.
(O)  In default.
(M) The security is purchased with the cash collateral from the securities loaned.
(B)  Illiquid Security.

Abbreviations:

ADR - American Depositary Receipt
GDR - Global Depositary Receipt
ADS - American Depositary Share
CMO - Collateralized Mortgage Obligation
CVO - Contingent Value Obligation
144A - Represents private placement security for qualified buyers according to rule 144A of the Securities Act of 1933.
GDS - Global Depositary Share
LIBOR - London Interbank Offered Rate
PIK - Payment in Kind
FDIC - Federal Deposit Insurance Company
REMIC - Real Estate Mortgage Investment Conduit
STRIP - Separate Trading of Registered Interest and Principal of Securities TBA - To Be Announced Security

Foreign Currency Abbreviations:

ARS - Argentine peso           HKD - Hong Kong dollar       PLN - Polish zloty
AUD - Australian dollar        HUF - Hungarian forint       RUB - Russian ruble
BRL - Brazilian real           IDR - Indonesian rupiah      SEK - Swedish krona
CAD - Canadian dollar          ILS - Israeli shekel         SGD - Singapore dollar
CHF - Swiss franc              INR - Indian rupee           SKK - Slovakian koruna
CLP - Chilean peso             ITL - Italian lira           THB - Thai baht
CNY - Chinese renminbi yuan    JPY - Japanese yen           TRL - Turkish lira
COP - Colombian peso           KES - Kenyan schilling       TWD - Taiwanese dollar
CRC - Costa Rica colon         KRW - South Korean won       USD - United States dollar
CZK - Czech koruna             MXN - Mexican peso           VEB - Venezuelan bolivar
DKK - Danish krone             MYR - Malaysian ringgit      VND - Vietnamese dong
EGP - Egyptian pound           NZD - New Zealand dollar     ZAR - South African rand
EUR - Euro                     PEN - Peruvian nouveau sol
GBP - British pound sterling   PHP - Philippine peso

44   Notes to Schedules of Investments

Russell Investment Funds

Statement of Assets and Liabilities -- June 30, 2004 (Unaudited)

                                                                 Multi-Style Equity
Amounts in thousands                                                    Fund
-----------------------------------------------------------------------------------
Assets
Investments, at identified cost                                       $281,418
-----------------------------------------------------------------------------------
Investments, at market***                                              313,075
Cash                                                                        --
Foreign currency holdings*                                                  --
Unrealized appreciation on foreign currency exchange contracts              --
Receivables:
   Dividends and interest                                                  308
   Investments sold                                                      4,336
   Fund shares sold                                                         85
   Foreign taxes recoverable                                                --
   From Advisor                                                              4
   Daily variation margin on futures contracts                              80
Prepaid expenses                                                             1
Unrealized appreciation on index swap contracts                             --
Interest rate swap contracts, at market value****                           --
                                                                      --------
Total assets                                                           317,889
                                                                      --------
Liabilities
Payables:
   Investments purchased                                                 4,836
   Fund shares redeemed                                                     59
   Accrued fees to affiliates                                              213
   Other accrued expenses                                                   38
   Daily variation margin on futures contracts                              --
Unrealized depreciation on foreign currency exchange contracts              --
Options written, at market value**                                          --
Payable upon return of securities loaned                                 2,110
Unrealized depreciation on index swap contracts                             --
Interest rate swap contracts, at market value****                           --
                                                                      --------
Total liabilities                                                        7,256
                                                                      --------
Net Assets                                                            $310,633
                                                                      ========
Net Assets Consist of:
Undistributed (overdistributed) net investment income                 $    553
Accumulated net realized gain (loss)                                   (87,518)
Unrealized appreciation (depreciation) on:
   Investments                                                          31,657
   Futures contracts                                                       124
   Options written                                                          --
   Index swap contracts                                                     --
   Interest rate swap contracts                                             --
   Foreign currency-related transactions                                    --
Shares of beneficial interest                                              262
Additional paid-in capital                                             365,555
                                                                      --------
Net Assets                                                            $310,633
                                                                      ========

See accompanying notes which are an integral part of the financial statements.

46   Statement of Assets and Liabilities

Aggressive Equity   Non-U.S.   Real Estate Securities   Core Bond
      Fund            Fund              Fund              Fund
-----------------------------------------------------------------


     $171,000       $218,920          $237,883          $182,021
-----------------------------------------------------------------
      192,756        249,900           301,524           183,444
           --             --                --             2,811
           --          1,916                --               172
           --            159                --                 8

          136            489             1,358             1,024
        2,208            705               953            14,330
          154            117               114                12
           --             85                --                --
           13             35                --                 3
           56             86                --               213
            1              1                 1                 1
           --             --                --                 4
           --             --                --                26
     --------       --------          --------          --------
      195,324        253,493           303,950           202,048
     --------       --------          --------          --------


        2,045            399               983            43,632
           21              6                28                13
          144            183               207                79
           14             12                16                33
           --             37                --                --
           --            107                --                64
           --            761                --                18
       15,890         31,101            19,145                --
           --             --                --                 2
           --             --                --               262
     --------       --------          --------          --------
       18,114         32,606            20,379            44,103
     --------       --------          --------          --------
     $177,210       $220,887          $283,571          $157,945
     ========       ========          ========          ========

     $    183       $    612          $    968          $  1,054
        4,882        (50,612)            6,902               686

       21,756         30,980            63,641             1,423
          264            362                --               167
           --             (6)               --                23
           --             --                --                 2
           --             --                --                (4)
           --             49                --               (67)
          126            218               195               152
      149,999        239,284           211,865           154,509
     --------       --------          --------          --------
     $177,210       $220,887          $283,571          $157,945
     ========       ========          ========          ========

  See accompanying notes which are an integral part of the financial statements.

                                        Statement of Assets and Liabilities   47

Russell Investment Funds

Statement of Assets and Liabilities, continued -- June 30, 2004 (Unaudited)

                                                                Multi-Style Equity
                                                                       Fund
----------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share:
   Net asset value per share*****                                  $      11.87
      Net assets                                                   $310,633,217
      Shares outstanding ($.01 par value)                            26,175,498
----------------------------------------------------------------------------------
Amounts in thousands

*     Foreign currency holdings - cost                             $         --
**    Premiums received on options written                         $         --
***   Securities on loan included in investments                   $      2,054
****  Interest rate swap contracts - premiums paid (received)      $         --
***** Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

48   Statement of Assets and Liabilities

Aggressive Equity     Non-U.S.     Real Estate Securities     Core Bond
      Fund              Fund                Fund                Fund
------------------------------------------------------------------------


   $      14.05     $      10.15        $      14.53        $      10.39
   $177,209,510     $220,887,258        $283,570,764        $157,944,556
     12,611,622       21,761,089          19,510,556          15,202,355
------------------------------------------------------------------------


   $         --     $     1,923         $         --        $        172
   $         --     $       755         $         --        $         41
   $     15,509     $    29,576         $     18,822        $         --
   $         --     $        --         $         --        $       (232)

  See accompanying notes which are an integral part of the financial statements.

                                        Statement of Assets and Liabilities   49

Russell Investment Funds

Statement of Operations -- For the Period Ended June 30, 2004 (Unaudited)

                                                                     Multi-Style
Amounts in thousands                                                 Equity Fund
--------------------------------------------------------------------------------

Investment Income
   Dividends                                                           $ 2,271
   Dividends from affiliated money market fund                              85
   Interest                                                                  6
   Securities lending income                                                 5
   Less foreign taxes withheld                                              --
                                                                       -------
Total investment income                                                  2,367
                                                                       -------

Expenses
   Management fees                                                       1,198
   Custodian fees                                                          125
   Transfer agent fees                                                       4
   Professional fees                                                        22
   Trustees' fees                                                            4
   Printing fees                                                             7
   Miscellaneous                                                            15
                                                                       -------
   Expenses before reductions                                            1,375
   Expense reductions                                                      (39)
                                                                       -------
Net expenses                                                             1,336
                                                                       -------
Net investment income (loss)                                             1,031
                                                                       -------

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
   Investments                                                          13,497
   Futures contracts                                                     1,182
   Options written                                                          --
   Index swap contracts                                                     --
   Interest rate swap contracts                                             --
   Foreign currency-related transactions                                    --
                                                                       -------
Net realized gain (loss)                                                14,679
                                                                       -------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                          (6,056)
   Futures contracts                                                      (594)
   Options written                                                          --
   Index swap contracts                                                     --
   Interest rate swap contracts                                             --
   Foreign currency-related transactions                                    --
                                                                       -------
Net change in unrealized appreciation (depreciation)                    (6,650)
                                                                       -------
Net realized and unrealized gain (loss)                                  8,029
                                                                       -------
Net Increase (Decrease) in Net Assets from Operations                  $ 9,060
                                                                       =======

See accompanying notes which are an integral part of the financial statements.

50   Statement of Operations

Aggressive Equity   Non-U.S.   Real Estate Securities   Core Bond
      Fund           Fund              Fund                Fund
-----------------------------------------------------------------


     $ 1,016         $ 3,633           $ 5,560           $    29
          49              81                41               168
           4              16                --             2,167
          37              73                 8                --
          --            (435)               --                --
     -------         -------           -------           -------
       1,106           3,368             5,609             2,364
     -------         -------           -------           -------


         835           1,037             1,171               455
         130             270                48                74
           3               3                 3                 2
          20              28                21                18
           2               3                 4                 2
           4               5                 6                 4
          15              10                 3                 1
     -------         -------           -------           -------
       1,009           1,356             1,256               556
         (86)           (101)               --               (26)
     -------         -------           -------           -------
         923           1,255             1,256               530
     -------         -------           -------           -------
         183           2,113             4,353             1,834
     -------         -------           -------           -------



      11,887          10,878             9,843               849
         575           1,038                --               199
          --            (378)               --               154
          --              --                --                53
          --              --                --              (116)
          --            (354)               --              (233)
     -------         -------           -------           -------
      12,462          11,184             9,843               906
     -------         -------           -------           -------

      (5,689)         (3,795)            3,201            (2,196)
         (69)             95                --               (49)
          --              10                --               (45)
          --              --                --               (65)
          --              --                --               (45)
          --            (283)               --               144
     -------         -------           -------           -------
      (5,758)         (3,973)            3,201            (2,256)
     -------         -------           -------           -------
       6,704           7,211            13,044            (1,350)
     -------         -------           -------           -------
     $ 6,887         $ 9,324           $17,397           $   484
     =======         =======           =======           =======

  See accompanying notes which are an integral part of the financial statements.

                                                    Statement of Operations   51

Russell Investment Funds

Statement of Changes in Net Assets

                                                                                       Multi-Style Equity
                                                                                              Fund
                                                                                  ----------------------------
                                                                                    Six Months       Year
                                                                                      Ended          Ended
                                                                                  June 30, 2004   December 31,
Amounts in thousands                                                               (Unaudited)        2003
--------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets

Operations
   Net investment income (loss)                                                      $  1,031       $  1,977
   Net realized gain (loss)                                                            14,679         13,702
   Net change in unrealized appreciation (depreciation)                                (6,650)        47,424
                                                                                     --------       --------
Net increase (decrease) in net assets from operations                                   9,060         63,103
                                                                                     --------       --------

Distributions
   From net investment income                                                          (1,127)        (1,743)
   From net realized gain                                                                  --             --
   Tax return of capital                                                                   --             --
                                                                                     --------       --------
Net decrease in net assets from distributions                                          (1,127)        (1,743)
                                                                                     --------       --------

Share Transactions
   Net increase (decrease) in net assets from share transactions                        5,933         28,613
                                                                                     --------       --------

Total Net Increase (Decrease) in Net Assets                                            13,866         89,973

Net Assets
   Beginning of period                                                                296,767        206,794
                                                                                     --------       --------
   End of period                                                                     $310,633       $296,767
                                                                                     ========       ========
   Undistributed (overdistributed) net investment income included in net assets      $    553       $    649

See accompanying notes which are an integral part of the financial statements.

52   Statement of Changes in Net Assets

       Aggressive Equity                   Non-U.S.              Real Estate Securities                 Core Bond
            Fund                            Fund                          Fund                             Fund
----------------------------   ----------------------------   ----------------------------   ----------------------------
 Six Months         Year         Six Months        Year         Six Months        Year         Six Months       Year
   Ended           Ended            Ended          Ended           Ended         Ended           Ended         Ended
June 30, 2004   December 31,   June 30, 2004   December 31,   June 30, 2004   December 31,   June 30, 2004   December 31,
 (Unaudited)        2003        (Unaudited)        2003         (Unaudited)       2003        (Unaudited)       2003
-------------------------------------------------------------------------------------------------------------------------



  $    183        $    117        $  2,113       $  1,801       $  4,353        $  9,111        $  1,834       $  4,208
    12,462          16,388          11,184            579          9,843            (511)            906          4,198
    (5,758)         31,170          (3,973)        53,362          3,201          55,264          (2,256)           243
  --------        --------        --------       --------       --------        --------        --------       --------
     6,887          47,675           9,324         55,742         17,397          63,864             484          8,649
  --------        --------        --------       --------       --------        --------        --------       --------


        --            (138)           (811)        (4,573)        (2,223)        (10,273)         (1,214)        (5,257)
        --              --              --             --             --              --            (487)        (2,755)
        --              --              --             --             --            (341)             --             --
  --------        --------        --------       --------       --------        --------        --------       --------
        --            (138)           (811)        (4,573)        (2,223)        (10,614)         (1,701)        (8,012)
  --------        --------        --------       --------       --------        --------        --------       --------


     3,938          21,054           5,755         17,610         13,706          41,265          11,960          6,285
  --------        --------        --------       --------       --------        --------        --------       --------

    10,825          68,591          14,268         68,779         28,880          94,515          10,743          6,922


   166,385          97,794         206,619        137,840        254,691         160,176         147,202        140,280
  --------        --------        --------       --------       --------        --------        --------       --------
  $177,210        $166,385        $220,887       $206,619       $283,571        $254,691        $157,945       $147,202
  ========        ========        ========       ========       ========        ========        ========       ========
  $    183        $     --        $    612       $   (690)      $    968        $ (1,162)       $  1,054       $    434

  See accompanying notes which are an integral part of the financial statements.

                                         Statement of Changes in Net Assets   53

Russell Investment Funds

Financial Highlights -- For the Periods Ended

For a Share Outstanding Throughout Each Period.

                                     $                  $                 $               $
                              Net Asset Value,         Net          Net Realized    Total Income
                                Beginning of        Investment     and Unrealized       from
                                   Period        Income Loss)(a)     Gain (Loss)     Operations
------------------------------------------------------------------------------------------------
Multi-Style Equity Fund
June 30, 2004*                      11.56              .04               .31             .35
December 31, 2003                    9.04              .08              2.51            2.59
December 31, 2002                   11.84              .06             (2.80)          (2.74)
December 31, 2001                   14.13              .07             (2.06)          (1.99)
December 31, 2000                   16.79              .08             (2.10)          (2.02)
December 31, 1999                   16.02              .12              2.41            2.53
------------------------------------------------------------------------------------------------
Aggressive Equity Fund
June 30, 2004*                      13.47              .01               .57             .58
December 31, 2003                    9.26              .01              4.21            4.22
December 31, 2002                   11.44             (.02)            (2.16)          (2.18)
December 31, 2001                   11.73               --(d)           (.28)           (.28)
December 31, 2000                   13.36              .04              (.16)           (.12)
December 31, 1999                   12.70              .05               .71             .76
------------------------------------------------------------------------------------------------
Non-U.S. Fund
June 30, 2004*                       9.76              .10               .33             .43
December 31, 2003                    7.20              .09              2.69            2.78
December 31, 2002                    8.64              .06             (1.37)          (1.31)
December 31, 2001                   11.15              .06             (2.52)          (2.46)
December 31, 2000                   14.19              .10             (2.11)          (2.01)
December 31, 1999                   11.09              .10              3.53            3.63
------------------------------------------------------------------------------------------------
Real Estate Securities Fund
June 30, 2004*                      13.71              .22               .71             .93
December 31, 2003                   10.51              .55              3.28            3.83
December 31, 2002                   10.75              .54              (.13)            .41
December 31, 2001                   10.67              .57               .24             .81
December 31, 2000                    8.81              .54              1.81            2.35
December 31, 1999 (1)               10.00              .35             (1.08)           (.73)
------------------------------------------------------------------------------------------------
Core Bond Fund
June 30, 2004*                      10.47              .13              (.10)            .03
December 31, 2003                   10.43              .31               .31             .62
December 31, 2002                   10.13              .36               .52             .88
December 31, 2001                   10.07              .54               .18             .72
December 31, 2000                    9.64              .61               .33             .94
December 31, 1999                   10.68              .59              (.65)           (.06)
------------------------------------------------------------------------------------------------

                                      $                 $
                                Distributions     Distributions       $
                                   from Net         from Net      Return of
                              Investment Income   Realized Gain    Capital
---------------------------------------------------------------------------
Multi-Style Equity Fund
June 30, 2004*                      (.04)                --           --
December 31, 2003                   (.07)                --           --
December 31, 2002                   (.06)                --           --
December 31, 2001                   (.06)              (.24)          --
December 31, 2000                   (.08)              (.56)          --
December 31, 1999                   (.12)             (1.64)          --
---------------------------------------------------------------------------
Aggressive Equity Fund
June 30, 2004*                        --                 --           --
December 31, 2003                   (.01)                --           --
December 31, 2002                     --                 --           --
December 31, 2001                     --(d)              --         (.01)
December 31, 2000                   (.05)             (1.46)          --
December 31, 1999                   (.04)              (.06)          --
---------------------------------------------------------------------------
Non-U.S. Fund
June 30, 2004*                      (.04)                --           --
December 31, 2003                   (.22)                --           --
December 31, 2002                   (.13)                --           --
December 31, 2001                   (.04)                --         (.01)
December 31, 2000                     --              (1.00)        (.03)
December 31, 1999                   (.23)              (.30)          --
---------------------------------------------------------------------------
Real Estate Securities Fund
June 30, 2004*                      (.11)                --           --
December 31, 2003                   (.61)                --         (.02)
December 31, 2002                   (.57)              (.08)          --
December 31, 2001                   (.55)              (.18)          --
December 31, 2000                   (.49)                --           --
December 31, 1999 (1)               (.34)                --         (.12)
---------------------------------------------------------------------------
Core Bond Fund
June 30, 2004*                      (.08)              (.03)          --
December 31, 2003                   (.38)              (.20)          --
December 31, 2002                   (.30)              (.28)          --
December 31, 2001                   (.60)              (.06)          --
December 31, 2000                   (.51)                --           --
December 31, 1999                   (.61)              (.16)        (.21)
---------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

54   Financial Highlights

                                                                   %                  %                  %
                       $                          $        Ratio of Expenses  Ratio of Expenses     Ratio of Net
      $        Net Asset Value,      %       Net Assets,       to Average         to Average     Investment Income          %
    Total           End of         Total    End of Period     Net Assets,        Net Assets,         to Average         Portfolio
Distributions       Period       Return(b)      (000)          Net(c)(e)           Gross(c)        Net Assets(c)    Turnover Rate(b)
------------------------------------------------------------------------------------------------------------------------------------

     (.04)           11.87          3.05       310,633             .87                .90               .67               63.61
     (.07)           11.56         28.86       296,767             .87                .95               .82              107.67
     (.06)            9.04        (23.19)      206,794             .92                .99               .61              145.90
     (.30)           11.84        (14.21)      251,730             .92                .99               .57              131.67
     (.64)           14.13        (12.26)      262,664             .92                .93               .51              161.09
    (1.76)           16.79         17.17       285,877             .92                .96               .74               67.67
------------------------------------------------------------------------------------------------------------------------------------

       --            14.05          4.31       177,210            1.05               1.15               .21               83.10
     (.01)           13.47         45.60       166,385            1.06               1.26               .10              138.95
       --             9.26        (19.06)       97,794            1.25               1.36              (.17)             139.24
     (.01)           11.44         (2.36)      111,693            1.25               1.38               .01              180.38
    (1.51)           11.73          (.66)      106,665            1.25               1.28               .27              203.48
     (.10)           13.36          6.08        99,150            1.25               1.34               .37              111.46
------------------------------------------------------------------------------------------------------------------------------------

     (.04)           10.15          4.38       220,887            1.15               1.24              1.94               45.03
     (.22)            9.76         38.78       206,619            1.16               1.41              1.14               50.29
     (.13)            7.20        (15.15)      137,840            1.30               1.48               .77               60.98
     (.05)            8.64        (22.03)      154,494            1.30               1.43               .64               79.79
    (1.03)           11.15        (14.43)      185,644            1.30               1.37               .78               86.06
     (.53)           14.19         33.36       195,519            1.30               1.50               .80               83.45
------------------------------------------------------------------------------------------------------------------------------------

     (.11)           14.53          6.75       283,571             .91                .91              3.16               26.71
     (.63)           13.71         37.21       254,691             .95                .95              4.66               38.84
     (.65)           10.51          3.80       160,176             .99                .99              5.01               55.43
     (.73)           10.75          7.84       111,982            1.06               1.06              5.35               55.13
     (.49)           10.67         27.24        88,713            1.08               1.08              5.58               45.79
     (.46)            8.81         (7.26)       55,318            1.15               1.15              5.84               23.98
------------------------------------------------------------------------------------------------------------------------------------

     (.11)           10.39           .35       157,945             .70                .73              2.42               84.52
     (.58)           10.47          6.15       147,202             .71                .78              2.86              232.64
     (.58)           10.43          8.84       140,280             .80                .80              3.52              207.60
     (.66)           10.13          7.41       109,971             .80                .88              5.25              205.62
     (.51)           10.07         10.00        88,514             .80                .84              6.20              171.48
     (.98)            9.64          (.61)       83,620             .80                .86              5.77              139.06
------------------------------------------------------------------------------------------------------------------------------------

  See accompanying notes which are an integral part of the financial statements.

                                                       Financial Highlights   55

Russell Investment Funds

Notes To Financial Highlights -- June 30, 2004 (Unaudited)

--------------------------------------------------------------------------------
*    For the six months ended June 30, 2004 (Unaudited).
(1) For the period April 30, 1999 (commencement of operations) to December 31, 1999.
(a)  Average month-end shares outstanding were used for this calculation.
(b)  Periods less than one year are not annualized.
(c)  The ratios for periods less than one year are annualized.
(d)  Less than $.01 per share.
(e) May include amounts waived and/or reimbursed by the investment advisor and for certain funds, custody credit arrangements. The custody credit arrangements had an impact of less than .005%.

See accompanying notes which are an integral part of the financial statements.

56   Notes to Financial Highlights

Russell Investment Funds

Notes to Financial Statements -- June 30, 2004 (Unaudited)

--------------------------------------------------------------------------------
1.   Organization

     Russell Investment Funds (the "Investment Company") is a series mutual fund with five investment portfolios, referred to as "Funds." These financial statements report on the Funds, each of which has distinct investment objectives and strategies. These Funds are offered at net asset value to qualified insurance company separate accounts offering variable insurance products. The Investment Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. It is organized and operates as a Massachusetts business trust under a master trust agreement dated July 11, 1996. The Investment Company's master trust agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.01 par value.

2.   Significant Accounting Policies

     The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of these financial statements.

     Security valuation

     United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, if there were no sales on that day, at the last reported price, on the primary exchange on which the security is traded. Equity securities traded on NASDAQ or in a U.S. OTC market will be valued at the official closing price (NOCP) as of the close of the market's regular trading hours.

     Fixed-income securities listed and traded principally on any national securities exchange are valued at the evaluated bid price or, if there were no sales on that day, at the last reported bid price, on the primary exchange on which the security is traded. Over-the-counter fixed-income securities and options are valued on the basis of the last sale price. Many fixed-income securities do not trade each day, and thus last sale or bid prices are frequently not available. Accordingly, fixed-income securities may be valued using prices provided by a pricing service approved by the Board of Trustees when such prices are believed to reflect the market value of such securities.

     Futures contracts are valued on the basis of the last sales price. Exchange listed futures contracts are valued on a basis of the last quoted daily settlement prices established by the exchange on which they trade. If there were no sales, futures are valued at the last reported bid price.

     Investments in other mutual funds are valued at their net asset value per share, calculated at the close of business.

     The value of swap agreements are equal to the Funds' obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts.

     International equity securities traded on a foreign national securities exchange or an over-the-counter market (foreign or domestic) are valued on the basis of the official closing price, or, lacking the official closing price, at the last sale price on the primary exchange on which the security is traded.

     Short-term investments purchased by the Funds and maturing within 60 days at the time of purchase are valued at "amortized cost" unless the Board of Trustees determines that amortized cost does not represent fair value.

     The Funds may value certain securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the U.S. markets. The values of such securities used in computing the net asset value of a portfolio's shares are generally determined as of such times.

     Occasionally, significant events that affect the values of such securities may occur between the times at which they are generally determined and the close of the U.S. markets and would therefore not be reflected in the computation of a portfolio's net asset value. In such event, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

     Investment transactions

     Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of specific identified cost incurred by each money manager within a particular Fund.

                                              Notes to Financial Statements   57

Russell Investment Funds

Notes to Financial Statements, continued -- June 30, 2004 (Unaudited)

--------------------------------------------------------------------------------
     Investment income

     Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Core Bond Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as part of interest income. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method.

     Federal income taxes

     Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

     It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income tax provision was required for the Funds.

     Dividends and distributions to shareholders

     For all Funds, income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly, except for the Non-U.S. Fund, which generally declares and pays dividends annually. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

     The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in options, futures, forward contracts, swaps, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities sold at a loss, capital loss carryforwards and by recording gains and losses from securities transactions on the basis of specific identified cost incurred by each money manager for financial reporting purposes and on the basis of specific identified cost incurred by each Fund for tax purposes. Permanent differences between book and tax accounting are reclassified to paid in capital. Accordingly, the Funds may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

     Expenses

     The Funds will pay their own expenses other than those expressly assumed by Frank Russell Investment Management Company ("FRIMCo" or "Advisor"). Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

     Foreign currency translations

     The books and records of the Funds are maintained in US dollars. Foreign currency amounts and transactions of the Funds are translated into US dollars on the following basis:

     (a) Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

     (b) Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

     Reported net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Non-U.S. Fund's books and the US dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at year end, as a result of changes in the exchange rates.

     The Funds do not isolate that portion of the results of operations of the Fund that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

58   Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued -- June 30, 2004 (Unaudited)

--------------------------------------------------------------------------------
     Derivatives

     To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds' Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Funds in meeting their investment strategies.

     The Funds typically use derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by certain Funds through the use of options and futures to earn "market-like" returns with their excess and liquidity reserve cash balances. Hedging is used by some Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

     Foreign currency exchange contracts

     In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Non-U.S. and Core Bond Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts ("contracts"). Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that is recognized in the Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions. Open contracts at June 30, 2004 are presented on the Schedule of Investments for the Non-U.S. and Core Bond Funds.

     Forward commitments

     The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time (not to exceed 120 days) (i.e., a "forward commitment," "delayed settlement" or "when issued" transaction, e.g., to be announced ("TBA")) consistent with a Fund's ability to manage its investment portfolio and meet redemption requests. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

     Options

     The Funds will not enter into any such transactions unless it owns (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts or (2) cash or liquid assets with a value, marked to market daily, sufficient to cover their obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate the prescribed amount of cash or liquid assets as segregated.

     The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. These Funds may also purchase and sell call and put options on foreign currencies. The domestic equity Funds may utilize options to equitize liquidity reserve balances.

     When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security.

     If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium

                                              Notes to Financial Statements   59

Russell Investment Funds

Notes to Financial Statements, continued -- June 30, 2004 (Unaudited)

--------------------------------------------------------------------------------
     received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

     The Funds' use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds' exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

     Futures contracts

     The Funds utilize futures to equitize uninvested cash balances. The face or contract amounts of these instruments reflect the extent of the Funds' exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in the initial settlement values of futures contracts are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

     Investment in international markets

     Investing in international markets may involve special risks and considerations not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

     Swap agreements

     The Funds may enter into swap agreements as an additional equitization vehicle for uninvested cash balances held by the Funds or to effect investment transactions consistent with the Funds' investment objectives and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount" (i.e. a specified dollar amount that is hypothetically invested in a "basket" of securities representing a particular index). Amounts paid to and received from the swap counterparties representing capital appreciation and depreciation on the underlying securities and accrued interest expense and interest income are recorded as net realized gain (loss). The Fund is exposed to credit risk in the event of non-performance by the swap counterparties; however, the Fund does not anticipate non-performance by the counterparties.

     Guarantees

     In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

60   Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued -- June 30, 2004 (Unaudited)

--------------------------------------------------------------------------------
3.   Investment Transactions

     Securities

     For the period ended June 30, 2004, purchases and sales of investment securities (excluding US Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

      Funds            Purchases        Sales               Funds            Purchases       Sales
-----------------------------------------------------------------------------------------------------
Multi-Style Equity   $199,870,755   $182,449,612   Real Estate Securities   $87,913,965   $72,350,307
Aggressive Equity     143,330,035    138,896,396   Core Bond                 38,193,365    33,507,035
Non-U.S.               99,956,592     90,137,928

     Purchases and sales of US Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

   Fund      Purchases       Sales
-------------------------------------
Core Bond   $48,836,676   $53,566,090

     Written Options Contracts

     Fund transactions in written options for the period ended June 30, 2004 were as follows:

                                           Non-U.S.               Core Bond
                                     --------------------   --------------------
                                     Number of   Premiums   Number of   Premiums
                                     Contracts   Received   Contracts   Received
--------------------------------------------------------------------------------
Outstanding December 31, 2003            101     $    846       47       $  89
Opened                                 1,131       13,633      186         105
Closed                                (1,152)     (13,724)     (21)        (18)
Expired                                   --           --     (161)       (135)
                                      ------     --------     ----       -----
Outstanding June 30, 2004                 80     $    755       51       $  41
                                      ======     ========     ====       =====

     Securities Lending

     The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (US currency), US Government or US Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral shall be invested by the securities lending agent, State Street Bank and Trust Company ("State Street"), in money market mutual funds and such other short-term investments, provided the investments meet certain quality and diversification requirements. The collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral.

     Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of US securities) or 105% (for non-US securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of June 30, 2004, the value of outstanding securities on loan and the value of collateral amounted to as follows:

                         Value of           Value of                                 Value of           Value of
       Funds         Securities on Loan    Collateral            Funds           Securities on Loan    Collateral
-----------------------------------------------------------------------------------------------------------------
Multi-Style Equity       $ 2,053,643      $ 2,110,220   Non-U.S.                     $29,576,420      $31,176,254
Aggressive Equity         15,509,224       15,901,638   Real Estate Securities        18,821,676       19,145,392

                                                Notes to Financial Statements 61

Russell Investment Funds

Notes to Financial Statements, continued -- June 30, 2004 (Unaudited)

--------------------------------------------------------------------------------
     As of June 30, 2004, the cash collateral received for the securities on loan are invested as follows:

                            State Street
                         Securities Lending
         Funds              Quality Trust
-------------------------------------------
Multi-Style Equity           $ 2,110,220
Aggressive Equity             15,889,638
Non-U.S.                      31,101,318
Real Estate Securities        19,145,392

     As of June 30, 2004, the non-cash collateral received for the securities on loan in the following funds was:

                    Non-Cash Collateral
      Funds                Value             Non-Cash Collateral Holding
--------------------------------------------------------------------------
Aggressive Equity         $12,000         Pool of US Government Securities
Non-U.S.                   74,936         Pool of US Government Securities

4.   Related Party Transactions, Fees and Expenses

     Manager

     FRIMCo advises and administers all of the Funds which comprise the Investment Company. FRIMCo is a wholly-owned subsidiary of Frank Russell Company, a wholly-owned subsidiary of The Northwestern Mutual Life Insurance Company. Frank Russell Company researches and recommends to FRIMCo, and to the Investment Company, one or more investment management organizations to manage the portfolio of each Fund.

     The Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds' objectives), and a portion of the collateral received from the Investment Company's securities lending program in the Frank Russell Investment Company Money Market Fund. As of June 30, 2004, $71,516,000 of the Money Market Fund's net assets represents investments by the Funds.

     For the period ended June 30, 2004, the management fee paid to FRIMCo, for the Funds listed below, in accordance with the Investment Company's Management Agreement with that firm, amounted to $4,695,725 before waivers and/or reimbursements. Such fee is payable monthly and is equal to the annual rate, by Fund, shown in the following table, of the average daily net assets of the applicable Fund.

         Funds           Annual Rate
------------------------------------
Multi-Style Equity          0.78%
Aggressive Equity           0.95
Non-U.S.                    0.95
Real Estate Securities      0.85
Core Bond                   0.60

     FRIMCo has contractually agreed to waive a portion of its management fee for each Fund, up to the full amount of its fee, to the extent the Fund's operating expenses exceed specified limits imposed by FRIMCo on an annual basis. Additionally, FRIMCo has contractually agreed to reimburse each Fund for all remaining expenses, after fee waivers, that still exceed their respective expense caps. There were no reimbursements for the period ended June 30, 2004. The advisor does not have the ability to recover amounts waived or reimbursed from previous periods.

     The expense caps and waivers were as follows:

        Funds            Expense Cap   Manager Fees Waived
----------------------------------------------------------
Multi-Style Equity          0.87%            $ 39,039
Aggressive Equity           1.05               85,786
Non-U.S                     1.15              100,589
Real Estate Securities      1.10                   --
Core Bond                   0.70               25,890

62 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued -- June 30, 2004 (Unaudited)

--------------------------------------------------------------------------------
     Custodian

     The Funds have entered into arrangements with their Custodian whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds' expenses. For the period ended June 30, 2004, the Funds' custodian fees were reduced by the following amounts under these arrangements:

                         Custody Credit
        Funds                Amount
---------------------------------------
Multi-Style Equity            $ 87
Aggressive Equity              236
Non-U.S.                       260
Real Estate Securities         124
Core Bond                      400

     Analytic services

     Fees for analytic services provided to the Funds are paid or accrued to Russell/Mellon Analytical Services, an affiliate of the Investment Company. Russell/Mellon Analytical Services provides TruVP System to the Funds, pursuant to a written Service Agreement. The TruVP System provides analytics used by the investment department. Total fees for the Funds reported herein for the period ended June 30, 2004 were $36,957. Since June 1, 2004, these fees were borne by FRIMCo and will no longer be charged to the Funds.

     Transfer agent

     The Investment Company has a contract with FRIMCo to provide transfer agent services to the Funds. Total fees for the period ended June 30, 2004 were $15,119.

     Distributor

     Russell Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of FRIMCo, is the principal Distributor for Investment Company shares. The Distributor receives no compensation from the Investment Company for its services.

     Brokerage commissions

     The Funds may effect portfolio transactions through Frank Russell Securities, Inc., an affiliate of the Manager, when a money manager determines that the Fund will receive competitive execution, price and commissions. Amounts retained by Frank Russell Securities, Inc. for the period ended June 30, 2004 were as follows:

       Funds         Amount            Funds           Amount
-------------------------------------------------------------
Multi-Style Equity   $5,529   Non-U.S.                 $9,869
Aggressive Equity     5,147   Real Estate Securities      525

     Additionally, the Funds paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to the Manager.

     Board of Trustees

     The Russell Fund Complex consists of Frank Russell Investment Company ("FRIC"), which has 30 funds, and Russell Investment Funds ("RIF"), which has five funds. Each of the trustees is a trustee of both FRIC and RIF. The Russell Fund Complex pays each of its Trustees not affiliated with FRIMCo a retainer of $52,000 per year, $5,000 for each regular quarterly meeting attended in person, $2,000 for each special meeting attended in person, and $2,000 for each Joint Audit Committee meeting or Nominating and Governance Committee meeting attended in person. The Trustee will receive a $500 fee for attending the meetings by phone instead of receiving the full fee had the member attended in person. Out of pocket expenses are also paid by the Russell Fund Complex. The Lead Trustee is paid a fee of $10,000 per year, and each Committee Chair is paid a fee of $6,000 per year.

                                                Notes to Financial Statements 63

Russell Investment Funds

Notes to Financial Statements, continued -- June 30, 2004 (Unaudited)

--------------------------------------------------------------------------------
5.   Federal Income Taxes

     At December 31, 2003, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

     Capital loss carryforward

                              12/31/09      12/31/10     12/31/11       Totals
--------------------------------------------------------------------------------
Multi-Style Equity          $45,480,975   $42,288,325   $3,419,554   $91,188,854
Aggressive Equity                    --     7,535,681           --     7,535,681
Non-U.S.                     26,643,305    25,579,757    5,516,762    57,739,824
Real Estate Securities               --            --    3,692,826     3,692,826

     At June 30, 2004, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                                                                      Real Estate
                                             Multi-Style Equity   Aggressive Equity     Non-U.S.      Securities      Core Bond
--------------------------------------------------------------------------------------------------------------------------------
Cost of Investments                             $282,874,792        $171,854,691      $220,782,742   $238,588,090   $182,067,821
                                                ============        ============      ============   ============   ============
Unrealized Appreciation                           34,761,943          24,484,098        32,236,978     63,671,455      2,213,975
Unrealized Depreciation                           (4,561,859)         (3,582,512)       (3,119,513)      (735,120)      (837,327)
                                                ------------        ------------      ------------   ------------   ------------
Net Unrealized Appreciation (Depreciation)      $ 30,200,084        $ 20,901,586      $ 29,117,465   $ 62,936,335   $  1,376,648
                                                ============        ============      ============   ============   ============

64 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued -- June 30, 2004 (Unaudited)

--------------------------------------------------------------------------------
6.   Fund Share Transactions (amounts in thousands)

     Share transactions for the period ended June 30, 2004 and the year ended December 31, 2003 were as follows:

                                                   Shares             Dollars
                                              ---------------   -------------------
                                               2004     2003      2004       2003
                                              ------   ------   --------   --------
Multi-Style Equity
Proceeds from shares sold                      2,145    3,987   $ 25,138   $ 40,534
Proceeds from reinvestment of distributions       95      181      1,127      1,744
Payments for shares redeemed                  (1,736)  (1,381)   (20,332)   (13,665)
                                              ------   ------   --------   --------
Total net increase (decrease)                    504    2,787   $  5,933   $ 28,613
                                              ======   ======   ========   ========
Aggressive Equity
Proceeds from shares sold                      1,427    3,825   $ 19,956   $ 43,296
Proceeds from reinvestment of distributions       --       11         --        138
Payments for shares redeemed                  (1,164)  (2,043)   (16,018)   (22,380)
                                              ------   ------   --------   --------
Total net increase (decrease)                    263    1,793   $  3,938   $ 21,054
                                              ======   ======   ========   ========
Non-U.S.
Proceeds from shares sold                      1,938    2,604   $ 19,367   $ 21,233
Proceeds from reinvestment of distributions       80      489        811      4,572
Payments for shares redeemed                  (1,434)  (1,048)   (14,423)    (8,195)
                                              ------   ------   --------   --------
Total net increase (decrease)                    584    2,045   $  5,755   $ 17,610
                                              ======   ======   ========   ========
Real Estate Securities
Proceeds from shares sold                      2,381    3,284   $ 34,024   $ 39,761
Proceeds from reinvestment of distributions      145      856      2,224     10,614
Payments for shares redeemed                  (1,593)    (806)   (22,542)    (9,110)
                                              ------   ------   --------   --------
Total net increase (decrease)                    933    3,334   $ 13,706   $ 41,265
                                              ======   ======   ========   ========
Core Bond
Proceeds from shares sold                      1,761    2,229   $ 18,451   $ 23,733
Proceeds from reinvestment of distributions      162      760      1,700      8,011
Payments for shares redeemed                    (781)  (2,383)    (8,191)   (25,459)
                                              ------   ------   --------   --------
Total net increase (decrease)                  1,142      606   $ 11,960   $  6,285
                                              ======   ======   ========   ========

7.   Beneficial Interest

     As of June 30, 2004, the following table includes shareholders with shares of beneficial interest greater than 10% of the total outstanding shares of each respective Fund. Northwestern Mutual Life Insurance Company was the largest shareholder in each Fund.

        Funds            # of Shareholders     %
-------------------------------------------------
Multi-Style Equity               3           82.5
Aggressive Equity                3           82.7
Non-U.S.                         3           87.0
Real Estate Securities           3           89.1
Core Bond                        3           91.3

8.   Illiquid or Restricted Securities

     A Fund may invest a portion of its net assets not to exceed 15% in securities that are illiquid. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Illiquid and restricted securities may be priced by the Funds using fair value procedures approved by the Board of Trustees. Restricted securities are subject to contractual limitations on

                                              Notes to Financial Statements   65

Russell Investment Funds

Notes to Financial Statements, continued -- June 30, 2004 (Unaudited)

--------------------------------------------------------------------------------
     resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933 (the "Act"). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act. Such restricted securities are not subject to the 15% limitation if the Adviser, under supervision of the Board of Trustees, determines that a liquid trading market exists.

     Pursuant to guidelines established by the Board of Trustees, the Adviser has determined that a liquid trading market exists for the following restricted securities held as of June 30, 2004:

                                                                                   Cost   Market Value
     Fund - % of Net Assets           Acquisition      Shares     Cost per Unit   (000)       (000)
          Securities                     Date       Outstanding         $           $           $
------------------------------------------------------------------------------------------------------
Core Bond Fund -- 2.7%
BAE Systems Holdings, Inc.              12/28/01      350,000          100.10      350          373
BCI US Funding Trust                    01/07/03      250,000          108.08      270          280
Bombardier, Inc.                        04/14/04       85,000           90.82       77           72
Centaur Funding Corp.                   03/07/02      165,000            1.07      177          206
DBS Capital Funding Corp.               10/17/03      135,000          112.65      152          151
DG Funding Trust                        11/04/03           49       10,537.12      516          527
Dresdner Bank AG for Kyivstar GSM       11/05/02      140,000          100.73      141          152
HVB Funding Trust I                     05/01/03      150,000           96.70      145          173
Korea Electric Power Corp.              04/20/04       60,000           98.44       59           57
Miller Brewing Co.                      08/06/03      130,000           99.28      129          130
Mizuho Financial Group Cayman, Ltd.     02/27/04      130,000           99.95      130          128
Mizuho Preferred Capital Co. LLC        08/20/99      315,000           90.81      286          345
Monumental Global Funding II            02/04/03      155,000          100.00      155          155
Natexis Ambs Co. LLC                    06/24/98      120,000          106.14      127          137
OAO Gazprom                             02/21/03      100,000          107.52      108          103
Parker Hannifin Employee Stock
   Ownership Trust                      03/09/99      243,211          100.00      243          259
Qwest Services Corp. Step Up Bond       03/02/04       40,000          116.53       47           47
Systems 2001 AT LLC                     03/08/02      145,055          102.09      148          154
Telecom Italia Capital SA               10/22/03      230,000           99.76      229          223
Telecom Italia Capital SA               10/22/03       80,000           99.56       80           77
Tenaska Alabama II Partners, LP         10/09/03      113,092          100.00      113          113
TPSA Finance BV                         08/20/02       85,000           95.72       81           94
Zurich Capital Trust I                  01/10/03      245,000           93.92      230          271
                                                                                              -----
                                                                                              4,227
                                                                                              =====

9.   Shareholder Requests for Other Information

     A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities is available
     (i) without charge, upon request, by calling the Fund at (800) 787-7354,
     (ii) on the Fund's website at www.russell.com, and (iii) on the Securities and Exchange Commission's website at www.sec.gov.

66   Notes to Financial Statements

Russell Investment Funds

Disclosure of Information about Fund Directors -- June 30, 2004 (Unaudited)

--------------------------------------------------------------------------------
The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Frank Russell Investment Company ("FRIC"), which has 30 funds, and Russell Investment Funds ("RIF"), which has 5 funds. Each of the trustees is a trustee of both FRIC and RIF. The first table provides information for trustees who are interested trustees. The second table provides information for the independent trustees. The third table provides information for the officers.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          No. of
                                                                                                        Portfolios
                                                                                                        in Russell
                            Position(s) Held                                                               Fund
 Name,                       with Fund and            Term              Principal Occupation(s)           Complex        Other
  Age,                         Length of               of                     During the                 Overseen    Directorships
Address                       Time Served            Office                  Past 5 Years               by Trustee  Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES and INTERESTED TRUSTEE EMERITUS
------------------------------------------------------------------------------------------------------------------------------------
*George F. Russell, Jr.,  Trustee Emeritus     Five year term      .   Director Emeritus, FRC               35      None
Born July 3, 1932         and Chairman                             .   Chairman Emeritus, FRIC and RIF
                          Emeritus since 1999                      .   Chairman Emeritus, Frank
909 A Street                                                           Russell Securities, Inc.
Tacoma, Washington                                                 .   Chairman Emeritus, Russell
98402-1616                                                             20/20 Association
                                                                   .   Chairman Emeritus, Frank
                                                                       Russell Trust Company
                                                                   .   Director Emeritus FRIMCo
                                                                   .   Chairman of Sunshine Management
                                                                       Services, LLC
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
*Lynn L. Anderson,        Trustee since 1987   Appointed until     .   Vice Chairman, FRC                   35      .   Trustee,
Born April 22, 1939                            successor is duly   .   Chairman of the Board, Trustee,                  The SsgA
                                               elected and             FRIC and RIF                                     Funds
909 A Street                                   qualified           .   CEO and Chairman of the Board,                   (investment
Tacoma, Washington                                                     Russell Fund Distributors, Inc.                  company)
98402-1616                Chairman of the      Until successor is      FRIMCo
                          Board since 1999     chosen and          .   Trustee, President and Chairman
                                               qualified by            of the Board, SsgA Funds
                                               trustees                (investment company)
                                                                   .   Director and Chairman of the
                                                                       Board, Frank Russell Trust
                                                                       Company
                                                                   .   Director, Frank Russell
                                                                       Investments (Ireland) Limited
                                                                       and Frank Russell Investments
                                                                       (Cayman) Ltd.
                                                                   .   Until October, 2002, President
                                                                       and CEO, FRIC and RIF
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
*Michael J.A. Phillips,   Trustee Since 2002   Appointed until     .   1990 to 2003, President, FRC,        35      None
Born January 20, 1948                          successor is duly   .   1993 to 2003, CEO, FRC
                                               elected and         .   Chairman of the Board and
909 A Street                                   qualified.              Director, FRC
Tacoma, Washington                                                 .   Trustee, FRIC and RIF
98402-1616                                                         .   Director, FRTC and Frank
                                                                       Russell Capital Inc.
                                                                   .   Director/Chairman, Frank
                                                                       Russell Investments (Delaware),
                                                                       Inc.
                                                                   .   Director, Chairman of The Board
                                                                       and President, Russell 20/20
                                                                       Association
                                                                   .   Director, Frank Russell Company
                                                                       Pty. Limited, Frank Russell
                                                                       Japan Co., Ltd., Frank Russell
                                                                       Investments (Suisse), S.A., and
                                                                       Frank Russell Company Limited
------------------------------------------------------------------------------------------------------------------------------------

* Each of Messrs. Russell, Anderson and Phillips is also an officer of an affiliate of FRIC and RIF and is therefore an interested trustee.

                             Disclosure of Information about Fund Directors   67

Russell Investment Funds

Disclosure of Information about Fund Directors, continued -- June 30, 2004 (Unaudited)

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          No. of
                                                                                                        Portfolios
                                                                                                        in Russell
                            Position(s) Held                                                               Fund
 Name,                       with Fund and            Term              Principal Occupation(s)           Complex        Other
  Age,                         Length of               of                     During the                 Overseen    Directorships
Address                       Time Served            Office                  Past 5 Years               by Trustee  Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES and INDEPENDENT TRUSTEES EMERITUS
------------------------------------------------------------------------------------------------------------------------------------
Paul E. Anderson,         Trustee since 1984   Appointed until     .   President, Anderson Management       35      None
Born October 15, 1931                          successor is duly       Group LLC (private investments
                                               elected and             consulting)
909 A Street                                   qualified
Tacoma, Washington
98402-1616
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Paul Anton, Ph.D.,        Trustee Emeritus     Five year term      .   Retired since 1997                   35      None
Born December 1, 1919     since 2003                               .   Trustee of FRIC and RIF Until
                                                                       2002
909 A Street
Tacoma, Washington
98402-1616
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
William E. Baxter,        Trustee Emeritus     Five year term      .   Retired since 1986                   35      None
Born June 8, 1925         since 2004                               .   Trustee of FRIC and RIF Until
                                                                       2004
909 A Street
Tacoma, Washington
98402-1616
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Kristianne Blake,         Trustee since 2000   Appointed until     .   President, Kristianne Gates          35      .   Trustee WM
Born January 22, 1954                          successor is duly       Blake, P.S. (accounting                          Group of
                                               elected and             services)                                        Funds
909 A Street                                   qualified                                                                (investment
Tacoma, Washington                                                                                                      company);
98402-1616                                                                                                          .   Director,
                                                                                                                        Avista Corp
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Daniel P. Connealy,       Trustee since 2003   Appointed until     .   2004, Chief Financial Officer,       35      .   Director,
Born June 6, 1946                              successor is duly       Waddell & Reed                                   Gold Banc
                                               elected and         .   2001 to 2003, Vice President                     Corporation,
909 A Street                                   qualified               and Chief Financial Officer,                     Inc.
Tacoma, Washington                                                     Janus Capital Group Inc.
98402-1616                                                         .   1979 to 2001, Audit and
                                                                       Accounting Partner,
                                                                       PricewaterhouseCoopers
                                                                       LLP
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Jonathan Fine             Trustee since 2004   Appointed until     .   President and Chief Executive        35      None
Born July 8, 1954                              successor is duly       Officer, United Way of King
                                               elected and             County, WA
909 A Street                                   qualified           .   1996 to 2000, Chief Executive
Tacoma, Washington                                                     Officer, Seattle/King County
98402-1616                                                             Chapter of the American Red
                                                                       Cross
------------------------------------------------------------------------------------------------------------------------------------

68   Disclosure of Information about Fund Directors

Russell Investment Funds

Disclosure of Information about Fund Directors, continued -- June 30, 2004 (Unaudited)

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          No. of
                                                                                                        Portfolios
                                                                                                        in Russell
                            Position(s) Held                                                               Fund
 Name,                       with Fund and            Term              Principal Occupation(s)           Complex        Other
  Age,                         Length of               of                     During the                 Overseen    Directorships
Address                       Time Served            Office                  Past 5 Years               by Trustee  Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES and INDEPENDENT TRUSTEES EMERITUS (continued)
------------------------------------------------------------------------------------------------------------------------------------
Lee C. Gingrich,          Trustee since 1984   Appointed until     .   Retired since 1995                   35      None
Born October 6, 1930                           successor is duly
                                               elected and
909 A Street                                   qualified
Tacoma, Washington
98402-1616
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Eleanor W. Palmer,        Trustee Emeritus     Five year term      .   Retired since 1981                   35      None
Born May 5, 1926          since 2004                               .   Trustee of FRIC and RIF Until
                                                                       2004
909 A Street
Tacoma, Washington
98402-1616
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Raymond P. Tennison, Jr.  Trustee since 2000   Appointed until     .   President, Simpson Investment        35      None
Born December 21, 1955                         successor is duly       Company and several additional
                                               elected and             subsidiary companies, including
909 A Street                                   qualified               Simpson Timber Company, Simpson
Tacoma, Washington                                                     Paper Company and Simpson
98402-1616                                                             Tacoma Kraft Company
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Julie W. Weston,          Trustee since 2002   Appointed until     .   Retired since 2000                   35      None
Born October 2, 1943                           successor is duly   .   1987 to 2000, Arbitrator, The
                                               elected and             American Arbitration
909 A Street                                   qualified               Association Commercial Panel
Tacoma, Washington                                                 .   1995 to 1999, Hearing Officer,
98402-1616                                                             University of Washington
                                                                   .   1987 to 2002, Director, Smith
                                                                       Barney Fundamental Value Fund
------------------------------------------------------------------------------------------------------------------------------------

                             Disclosure of Information about Fund Directors   69

Russell Investment Funds

Disclosure of Information about Fund Directors, continued -- June 30, 2004 (Unaudited)

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                            Position(s) Held
 Name,                       with Fund and            Term                               Principal Occupation(s)
  Age,                         Length of               of                                      During the
Address                       Time Served            Office                                   Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Leonard P. Brennan,       President and Chief  Until successor is  .   President and CEO, FRIC
Born October 11, 1959     Executive Officer    chosen and          .   President and CEO, RIF
                          since 2002           qualified by        .   Director, Russell Fund Distributors, Inc., Frank Russell
909 A Street                                   Trustees                Company, S.A., Frank Russell Investments (Singapore) Private
Tacoma, Washington                                                     Limited and Frank Russell Investments (UK) Limited
98402-1616                                                         .   Director, President and CEO, FRIM Co
                                                                   .   Director and COO, Frank Russell Company Limited and Russell
                                                                       Systems Limited
                                                                   .   President, Russell Insurance Agency, Inc.
                                                                   .   1999 to present, Managing Director of Individual Investor
                                                                       Services of FRC
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Swanson,          Treasurer and Chief  Until successor is  .   Treasurer and Chief Accounting Officer, FRIC and RIF 1998 to
Born November 26, 1963    Accounting Officer   chosen and              present,
                          since 1998           qualified by        .   Director, Funds Administration, FRIM Co and Frank Russell
909 A Street                                   Trustees                Trust Company
Tacoma, Washington                                                 .   Treasurer, SSgA Funds (investment company);
98402-1616                                                         .   Manager, Funds Accounting and Taxes, Russell Fund
                                                                       Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Randall P. Lert,          Chief Portfolio      Until removed by    .   Director of Investments, FRIC and RIF
Born October 3, 1953      Strategist since     Trustees            .   Chief Portfolio Strategist, FRIMCo
                          January 2004                             .   Chief Investment Officer, Frank Russell Trust Company
909 A Street                                                       .   Director, FRIMCo and Frank Russell Fund Distributors, Inc.
Tacoma, Washington
98402-1616
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Karl J. Ege,              Secretary and        Until removed by    .   Secretary and General Counsel, FRIC, RIF, FRIMCo,
Born October 8, 1941      General Counsel      Trustees            .   Frank Russell Trust Company and Russell Fund Distributors,
                          since 1994                                   Inc.
909 A Street                                                       .   Director, Secretary and General Counsel, Frank Russell
Tacoma, Washington                                                     Capital Inc.
98402-1616                                                         .   Director and Secretary, Russell 20-20 Association
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Mark D. Amberson,         Director of          Until removed by    .   Director of Short-Term Investment Funds, FRIC, RIF, FRIMCo
Born July 20, 1960        Short-Term           Trustees                and Frank Russell Trust Company
                          Investment Funds                         .   From 1991 to 2001, Portfolio Manager, FRIC, RIF, FRIMCo and
                          since 2001                                   Frank Russell Trust Company
909 A Street
Tacoma, Washington
98402-1616
------------------------------------------------------------------------------------------------------------------------------------

70   Disclosure of Information about Fund Directors

Russell Investment Funds
Frank Russell Investment Company
909 A Street, Tacoma, Washington 98402
(800) 832-6688
In Washington (253) 627-7001

--------------------------------------------------------------------------------
Trustees
   Lynn L. Anderson, Chairman
   Paul E. Anderson
   Kristianne Blake
   Daniel P. Connealy
   Jonathan Fine
   Lee C. Gingrich
   Michael J.A. Phillips
   Raymond P. Tennison, Jr.
   Julie W. Weston

Trustees Emeritus
   George F. Russell, Jr.
   Paul Anton, PhD
   William E. Baxter
   Eleanor W. Palmer

Officers
   Lynn L. Anderson, Chairman of the Board
   Leonard P. Brennan, President and Chief Executive Officer Karl J. Ege, Secretary and General Counsel
   Mark E. Swanson, Treasurer and Chief Accounting Officer
   Tom F. Hanly, Chief Investment Officer
   Randall P. Lert, Director of Investments
   Mark D. Amberson, Director of Short Term Investment Funds Gregory J. Lyons, Assistant Secretary and Associate General
      Counsel
   Mary Beth Rhoden, Assistant Secretary
   Margaret A. Foster, Assistant Secretary
   Greg S. Korte, Assistant Treasurer
   David J. Craig, Assistant Treasurer
   Bruce S. C. Dunn, Assistant Treasurer

Manager, Transfer and Dividend Paying Agent
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, WA 98402

Consultant
   Frank Russell Company
   909 A Street
   Tacoma, WA 98402

Custodian
   State Street Bank and Trust Company
   Allan Forbes Building
   150 Newport Avenue AFB35
   North Quincy, MA 02171

Office of Shareholder Inquiries
   909 A Street
   Tacoma, WA 98402
   (800)787-7354

Russell Investment Funds
   909 A Street, Tacoma, Washington 98402
   (800) 832-6688
   In Washington (253) 627-7001

Legal Counsel
   Stradley, Ronon, Stevens & Young, LLP
   2600 One Commerce Square
   Philadelphia, PA 19103-7098

Distributor
   Russell Fund Distributors, Inc.
   909 A Street
   Tacoma, WA 98402

Money Managers

Multi-Style Equity Fund
   Alliance Capital Management L.P., which acts as money manager to the Fund through its Bernstein Investment
      Research and Management Unit, New York, NY
   Ark Asset Management Co., Inc., New York, NY
   Brandywine Asset Management, LLC, Wilmington, DE
   DePrince, Race & Zollo, Inc., Orlando, FL
   Institutional Capital Corporation, Chicago, IL
   Jacobs Levy Equity Management, Inc., Florham Park, NJ
   Montag & Caldwell, Inc., Atlanta, GA
   Turner Investment Partners, Inc., Berwyn, PA

Aggressive Equity Fund
   CapitalWorks Investment Partners, LLC, San Diego, CA
   David J. Greene and Company, LLC, New York, NY
   Geewax, Terker & Company, Chadds Ford, PA
   Goldman Sachs Asset Management, L.P., New York, NY
   Gould Investment Partners LLC, Berwyn, PA
   Jacobs Levy Equity Management, Inc., Florham Park, NJ
   Nicholas-Applegate Capital Management LLC, San Diego, CA
   TimesSquare Capital Management, Inc., New York, NY

Non-U.S. Fund
   AQR Capital Management, LLC, New York, NY
   Fidelity Management & Research Company, Boston, MA
   Oechsle International Advisors, LLC, Boston, MA
   The Boston Company Asset Management, LLC, Boston, MA

Real Estate Securities Fund
   AEW Management and Advisors, L.P., Boston, MA
   INVESCO Institutional (N.A.), Inc., which acts as money manager to the Fund through its INVESCO Real Estate
      Division, Dallas, TX
   RREEF America L.L.C., Chicago, IL

                              Manager, Money Managers and Service Providers   71

Russell Investment Funds
Frank Russell Investment Company
909 A Street, Tacoma, Washington 98402
(800) 832-6688
In Washington (253) 627-7001

--------------------------------------------------------------------------------
Core Bond Fund
   Pacific Investment Management Company LLC,
      Newport Beach, CA
   TimesSquare Capital Management, Inc., New York, NY

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Frank Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

72   Manager, Money Managers and Service Providers

[LOGO] Russell

Russell Investment Funds
909 A Street
Tacoma, Washington 98402

253-627-7001
800-787-7354
Fax: 253-591-3495

www.russell.com                                                36-08-072 (06/04)

                                    [GRAPHIC]




                Semi-Annual Report June 30, 2004

                NML Variable Annuity Account B

                Financial Statements

              NML Variable Annuity Account B Financial Statements


                               Table of Contents

                 NML Variable Annuity Account B

                     Statement of Assets and Liabilities..  1

                     Statements of Operations.............  6

                     Statements of Changes in Equity......  8

                     Financial Highlights................. 10

                     Notes to Financial Statements........ 12

 Account B Financial Statements


NML Variable Annuity Account B
Statements of Assets and Liabilities
June 30, 2004 (unaudited)
(in thousands)

           Assets
             Investments at Market Value:
              Northwestern Mutual Series Fund, Inc
               Small Cap Growth Stock
                95,761 shares (cost $175,565)............ $  201,960
               T. Rowe Price Small Cap Value
                60,806 shares (cost $68,572).............     85,676
               Aggressive Growth Stock
                253,817 shares (cost $1,041,409).........    737,086
               International Growth
                34,972 shares (cost $34,030).............     40,113
               Franklin Templeton International Equity
                332,605 shares (cost $430,089)...........    481,279
               AllianceBernstein Mid Cap Value
                9,255 shares (cost $11,869)..............     12,892
               Index 400 Stock
                158,646 shares (cost $179,999)...........    211,476
               Janus Capital Appreciation
                5,980 shares (cost $7,097)...............      7,541
               Growth Stock
                190,039 shares (cost $371,593)...........    357,273
               Large Cap Core Stock
                240,435 shares (cost $329,310)...........    257,746
               Capital Guardian Domestic Equity
                80,107 shares (cost $72,188).............     84,433
               T. Rowe Price Equity Income
                16,629 shares (cost $19,740).............     21,119
               Index 500 Stock
                373,050 shares (cost $880,608)...........  1,024,769

              Northwestern Mutual Series Fund, Inc (continued):
               Asset Allocation
                131,993 shares (cost $125,183)............ $  137,141
               Balanced
                1,329,576 shares (cost $2,191,732)........  2,349,360
               High Yield Bond
                201,962 shares (cost $155,993)............    139,757
               Select Bond
                405,663 shares (cost $490,481)............    476,248
               Money Market
                220,209 shares (cost $220,209)............    220,209
             Fidelity Variable Insurance Products Fund III
               VIP Mid Cap
                799 shares (cost $19,158).................     20,309
              Russell Investment Funds
               Multi-Style Equity
                8,779 shares (cost $111,624)..............    104,204
               Aggressive Equity
                4,325 shares (cost $52,694)...............     60,764
               Non-U.S.
                6,559 shares (cost $58,174)...............     66,573
               Core Bond
                7,982 shares (cost $82,965)...............     82,929
               Real Estate Securities
                9,492 shares (cost $111,952)..............    137,921
                                                           ----------

 Total Investments at Market Value. $7,318,778

            Due from Northwestern Mutual Life Insurance Company:
             Small Cap Growth Stock Division..................... $ 38
             T. Rowe Price Small Cap Value Division..............    9
             Aggressive Growth Stock Division....................  101
             International Growth Division.......................    3
             Franklin Templeton International Equity Division....   83
             AllianceBernstein Mid Cap Value Division............    3
             Index 400 Stock Division............................    9
             Janus Capital Appreciation Division.................   --
             Growth Stock Division...............................   10
             Large Cap Core Stock Division.......................   19
             Capital Guardian Domestic Equity Division...........    3
             T. Rowe Price Equity Income Division................    2

              Due from Northwestern Mutual Life Insurance Company (continued):
               Index 500 Stock Division........................ $      292
               Asset Allocation Division.......................        134
               Balanced Division...............................      2,962
               High Yield Bond Division........................          2
               Select Bond Division............................        268
               Money Market Division...........................         11
               Fidelity VIP Mid Cap Division...................          1
               Russell Multi-Style Equity Division.............          9
               Russell Aggressive Equity Division..............          1
               Russell Non-U.S. Division.......................          1
               Russell Core Bond Division......................         12
               Russell Real Estate Securities Division.........         18
                                                                   ----------

           Total Due From Northwestern Mutual Life Company.      3,991
                                                            ----------
         Total Assets...................................... $7,322,769
                                                            ==========

   The Accompanying Notes are an Integral Part of the Financial Statements.

                                                 NML Variable Annuity Account B

 Account B Financial Statements

Statements of Assets and Liabilities
June 30, 2004 (unaudited)
(in thousands)

Liabilities
                                                  Due to                Due to Northwestern
Division                                       Participants        Mutual Life Insurance Company
--------                                -------------------------- -----------------------------
Small Cap Growth Stock.................          $    73                    $        2
T. Rowe Price Small Cap Value..........               31                             8
Aggressive Growth Stock................              547                           121
International Growth...................               40                            --
Franklin Templeton International Equity              355                           111
AllianceBernstein Mid Cap Value........                7                            --
Index 400 Stock........................              110                            --
Janus Capital Appreciation.............               12                            --
Growth Stock...........................              216                            14
Large Cap Core Stock...................              316                            60
Capital Guardian Domestic Equity.......               82                            21
T. Rowe Price Equity Income............               15                            --
Index 500 Stock........................            1,967                           272
Asset Allocation.......................              120                           133
Balanced...............................            3,748                         2,862
High Yield Bond........................              220                             2
Select Bond............................              778                           140
Money Market...........................              330                             5
Fidelity VIP Mid Cap...................               14                            --
Russell Multi-Style Equity.............               91                            --
Russell Aggressive Equity..............               36                            --
Russell Non-U.S........................               52                            --
Russell Core Bond......................              133                            13
Russell Real Estate Securities.........              151                            --
                                                 -------                    ----------
                                                 $ 9,444                    $    3,764           $   13,208
                                                 -------                    ----------           ----------
  Total Liabilities...........................................................................       13,208
                                                                                                 ----------

Equity
                                                                         Contracts Issued:
                                            Contracts Issued:       After December 16, 1981 and
Division                                Prior to December 17, 1981    Prior to March 31, 1995
--------                                -------------------------- -----------------------------
Small Cap Growth Stock.................          $   751                    $   61,911
T. Rowe Price Small Cap Value..........              535                        27,304
Aggressive Growth Stock................            3,665                       390,290
International Growth...................              183                        10,621
Franklin Templeton International Equity            2,592                       229,474
AllianceBernstein Mid Cap Value........               42                         4,110
Index 400 Stock........................              791                        61,429
Janus Capital Appreciation.............               10                         2,117
Growth Stock...........................            1,262                       117,882
Large Cap Core Stock...................            1,007                        91,440
Capital Guardian Domestic Equity.......              213                        25,850
T. Rowe Price Equity Income............              339                         7,401
Index 500 Stock........................           30,045                       442,363
Asset Allocation.......................              329                        41,676
Balanced...............................           29,555                     1,539,843
High Yield Bond........................              267                        37,594
Select Bond............................            6,271                       161,297
Money Market...........................            1,653                        90,050
Fidelity VIP Mid Cap...................              121                         6,462
Russell Multi-Style Equity.............              272                        20,576
Russell Aggressive Equity..............              145                        17,496
Russell Non-U.S........................              111                        15,181
Russell Core Bond......................               12                        15,616
Russell Real Estate Securities.........              531                        38,107
                                                 -------                    ----------
                                                 $80,702                    $3,456,090            3,536,792
                                                 -------                    ----------

    The Accompanying Notes are an Integral Part of the Financial Statements

NML Variable Annuity Account B

 Account B Financial Statements

Statements of Assets and Liabilities
June 30, 2004 (unaudited)
(in thousands)

Equity (continued)
                                             Contracts Issued:           Contracts Issued:
                                        On or After March 31, 1995  On or After March 31, 1995
                                        and Prior to March 31, 2000 and Prior to March 31, 2000
Division                                    Front Load Version           Back Load Version
--------                                --------------------------- ---------------------------
Small Cap Growth Stock.................          $ 24,287                   $   53,696
T. Rowe Price Small Cap Value..........             9,203                       17,051
Aggressive Growth Stock................            67,490                      208,773
International Growth...................             3,380                        6,579
Franklin Templeton International Equity            52,325                      128,156
AllianceBernstein Mid Cap Value........             1,687                        2,275
Index 400 Stock........................            23,649                       52,100
Janus Capital Appreciation.............               708                        1,245
Growth Stock...........................            50,423                      124,523
Large Cap Core Stock...................            36,479                       98,188
Capital Guardian Domestic Equity.......             9,289                       17,005
T. Rowe Price Equity Income............             1,590                        3,914
Index 500 Stock........................           116,098                      313,560
Asset Allocation.......................            12,334                       22,258
Balanced...............................           146,533                      383,919
High Yield Bond........................            21,152                       46,370
Select Bond............................            52,199                      104,612
Money Market...........................            23,894                       48,693
Fidelity VIP Mid Cap...................             1,854                        3,841
Russell Multi-Style Equity.............            16,918                       23,704
Russell Aggressive Equity..............             9,632                       14,022
Russell Non-U.S........................            10,451                       15,172
Russell Core Bond......................            11,906                       14,475
Russell Real Estate Securities.........            14,221                       30,830
                                                 --------                   ----------
                                                 $717,702                   $1,734,961          2,452,663
                                                 --------                   ----------

                                             Contracts Issued:           Contracts Issued:
                                        On or After March 31, 2000  On or After March 31, 2000
Division                                    Front Load Version           Back Load Version
--------                                --------------------------- ---------------------------
Small Cap Growth Stock.................          $ 22,026                   $   38,301
T. Rowe Price Small Cap Value..........            11,235                       19,256
Aggressive Growth Stock................            22,871                       42,495
International Growth...................             7,230                       11,155
Franklin Templeton International Equity            27,657                       38,587
AllianceBernstein Mid Cap Value........             2,473                        2,271
Index 400 Stock........................            25,810                       45,967
Janus Capital Appreciation.............             1,198                        2,251
Growth Stock...........................            23,765                       37,362
Large Cap Core Stock...................            11,306                       18,417
Capital Guardian Domestic Equity.......            13,101                       16,745
T. Rowe Price Equity Income............             4,260                        3,315
Index 500 Stock........................            41,870                       76,842
Asset Allocation.......................            22,307                       36,424
Balanced...............................           106,595                      137,644
High Yield Bond........................            13,589                       17,594
Select Bond............................            63,296                       79,624
Money Market...........................            23,133                       31,080
Fidelity VIP Mid Cap...................             3,160                        4,537
Russell Multi-Style Equity.............            18,442                       21,721
Russell Aggressive Equity..............             7,801                       10,572
Russell Non-U.S........................            10,181                       13,636
Russell Core Bond......................            17,609                       19,905
Russell Real Estate Securities.........            20,146                       31,941
                                                 --------                   ----------
                                                 $521,061                   $  757,642          1,278,703
                                                 --------                   ----------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                                 NML Variable Annuity Account B

 Account B Financial Statements

Statements of Assets and Liabilities
June 30, 2004 (unaudited)
(in thousands)

 Equity (continued)
                                             Contracts Issued:
                                         On or After June 30, 2000
 Division                                    Fee-Based Version
 --------                                -------------------------
 Small Cap Growth Stock.................          $   952
 T. Rowe Price Small Cap Value..........            1,063
 Aggressive Growth Stock................              936
 International Growth...................              928
 Franklin Templeton International Equity            2,107
 AllianceBernstein Mid Cap Value........               31
 Index 400 Stock........................            1,628
 Janus Capital Appreciation.............                0
 Growth Stock...........................            1,837
 Large Cap Core Stock...................              552
 Capital Guardian Domestic Equity.......            2,130
 T. Rowe Price Equity Income............              287
 Index 500 Stock........................            2,044
 Asset Allocation.......................            1,693
 Balanced...............................            1,621
 High Yield Bond........................            2,971
 Select Bond............................            8,298
 Money Market...........................            1,383
 Fidelity VIP Mid Cap...................              321
 Russell Multi-Style Equity.............            2,488
 Russell Aggressive Equity..............            1,060
 Russell Non-U.S........................            1,790
 Russell Core Bond......................            3,271
 Russell Real Estate Securities.........            2,012
                                                  -------
                                                  $41,403                41,403
                                                  -------            ----------
   Total Equity...................................................    7,309,561
                                                                     ----------
   Total Liabilities and Equity...................................   $7,322,769
                                                                     ==========

    The Accompanying Notes are an Integral Part of the Financial Statements

NML Variable Annuity Account B

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

 Account B Financial Statements


NML Variable Annuity Account B
Statements of Operations
(in thousands)

                                                          Investment Income
                                                 -----------------------------------
                                                          Annuity Rate
                                                 Dividend and Expense  Net Investment
                                                  Income   Guarantees  Income (Loss)
-------------------------------------------------------------------------------------

Six Months Ended June 30, 2004 (unaudited)
Small Cap Growth Stock Division................. $    --    $ (1,011)     $(1,011)
T. Rowe Price Small Cap Value Division..........     182        (398)        (216)
Aggressive Growth Stock Division................      --      (4,123)      (4,123)
International Growth Division...................       3        (179)        (176)
Franklin Templeton International Equity Division   8,294      (2,615)       5,679
AllianceBernstein Mid Cap Value Division........      --         (48)         (48)
Index 400 Stock Division........................   1,392      (1,061)         331
Janus Capital Appreciation Division.............      --         (28)         (28)
Growth Stock Division...........................   2,459      (1,943)         516
Large Cap Core Stock Division...................   2,432      (1,420)       1,012
Capital Guardian Domestic Equity Division.......       9        (382)        (373)
T. Rowe Price Equity Income Division............       1         (81)         (80)
Index 500 Stock Division........................  13,575      (5,651)       7,924
Asset Allocation Division.......................      --        (640)        (640)
Balanced Division...............................  59,917     (13,647)      46,270
High Yield Bond Division........................   9,959        (714)       9,245
Select Bond Division............................  19,740      (2,477)      17,263
Money Market Division...........................   1,272      (1,214)          58
Fidelity VIP Mid Cap Division...................      --         (83)         (83)
Russell Multi-Style Equity Division.............     347        (461)        (114)
Russell Aggressive Equity Division..............      --        (286)        (286)
Russell Non-U.S. Division.......................     220        (298)         (78)
Russell Core Bond Division......................     606        (358)         248
Russell Real Estate Securities Division.........   1,030        (661)         369

Year Ended December 31, 2003
Small Cap Growth Stock Division................. $    --    $ (1,608)     $(1,608)
T. Rowe Price Small Cap Value Division..........      --        (511)        (511)
Aggressive Growth Stock Division................      --      (7,517)      (7,517)
International Growth Division...................     175        (168)           7
Franklin Templeton International Equity Division   6,745      (4,185)       2,560
AllianceBernstein Mid Cap Value Division #......      25         (20)           5
Index 400 Stock Division........................   1,096      (1,582)        (486)
Janus Capital Appreciation Division #...........       1         (13)         (12)
Growth Stock Division...........................   2,700      (3,580)        (880)
Large Cap Core Stock Division...................   2,289      (2,579)        (290)
Capital Guardian Domestic Equity Division.......     877        (467)         410
T. Rowe Price Equity Income Division #..........     100         (31)          69
Index 500 Stock Division........................  12,968      (9,782)       3,186
Asset Allocation Division.......................   1,740        (786)         954
Balanced Division...............................  70,083     (25,358)      44,725
High Yield Bond Division........................     250      (1,194)        (944)
Select Bond Division............................  19,000      (5,202)      13,798
Money Market Division...........................   3,891      (3,309)         582
Fidelity VIP Mid Cap Division #.................      --         (30)         (30)
Russell Multi-Style Equity Division.............     500        (668)        (168)
Russell Aggressive Equity Division..............      43        (356)        (313)
Russell Non-U.S. Division.......................   1,210        (392)         818
Russell Core Bond Division......................   2,349        (595)       1,754
Russell Real Estate Securities Division.........   4,684        (890)       3,794

#  The initial investment in this Division was made on May 1, 2003.

    The Accompanying Notes are an Integral Part of the Financial Statements

NML Variable Annuity Account B

   Realized and Unrealized Gain (Loss) on Investments
 -------------------------------------------------------
 Realized Gain    Unrealized Appreciation     Net Gain    Increase (Decrease)
   (Loss) on   (Depreciation) of Investments  (Loss) on  in Equity Derived from
  Investments        During the Period       Investments  Investment Activity)
 ------------------------------------------------------------------------------

   $    553              $  15,854            $ 16,407          $ 15,396
      2,041                  5,897               7,938             7,722
    (21,106)                67,983              46,877            42,754
        698                    834               1,532             1,356
      1,450                 10,139              11,589            17,268
        259                    324                 583               535
      2,232                  7,801              10,033            10,364
        140                    122                 262               234
     (1,182)                 2,651               1,469             1,985
     (5,411)                 6,928               1,517             2,529
        204                  3,374               3,578             3,205
        222                    503                 725               645
     17,863                  1,864              19,727            27,651
        285                  1,924               2,209             1,569
     94,005               (112,114)            (18,109)           28,161
     (2,868)                (3,281)             (6,149)            3,096
     15,855                (34,847)            (18,992)           (1,729)
         --                     --                  --                58
        430                    386                 816               733
     (1,048)                 3,614               2,566             2,452
        702                  1,529               2,231             1,945
        197                  2,149               2,346             2,268
        478                   (868)               (390)             (142)
      2,253                  4,557               6,810             7,179

   $ (3,409)             $  47,755            $ 44,346          $ 42,738
        413                 14,758              15,171            14,660
    (53,175)               199,264             146,089           138,572
        491                  5,700               6,191             6,198
       (571)               127,518             126,947           129,507
        150                    699                 849               854
     (1,720)                47,596              45,876            45,390
         40                    323                 363               351
     (5,981)                61,648              55,667            54,787
    (15,249)                64,715              49,466            49,176
       (590)                14,455              13,865            14,275
         87                    876                 963             1,032
      3,818                208,592             212,410           215,596
       (211)                13,792              13,581            14,535
      6,085                287,407             293,492           338,217
     (7,423)                36,424              29,001            28,057
     16,155                 (9,480)              6,675            20,473
         --                     --                  --               582
        480                    766               1,246             1,216
     (4,360)                22,151              17,791            17,623
     (1,142)                15,076              13,934            13,621
     (1,021)                14,200              13,179            13,997
      2,086                   (701)              1,385             3,139
        851                 22,465              23,316            27,110

                                                 NML Variable Annuity Account B

 Account B Financial Statements


NML Variable Annuity Account B
Statements of Changes in Equity
(in thousands)

                                                                        Operations
                                                 -------------------------------------------------------
                                                                                Net          Increase
                                                                             Change in     (Decrease) in
                                                      Net          Net       Unrealized   Equity Derived
                                                  Investment    Realized    Appreciation  from Investment
                                                 Income (Loss) Gain (Loss) (Depreciation)    Activity
---------------------------------------------------------------------------------------------------------

Six Months Ended June 30, 2004 (unaudited)
Small Cap Growth Stock Division.................    $(1,011)    $    553     $  15,854       $ 15,396
T. Rowe Price Small Cap Value Division..........       (216)       2,041         5,897          7,722
Aggressive Growth Stock Division................     (4,123)     (21,106)       67,983         42,754
International Growth Division...................       (176)         698           834          1,356
Franklin Templeton International Equity Division      5,679        1,450        10,139         17,268
AllianceBernstein Mid Cap Value Division........        (48)         259           324            535
Index 400 Stock Division........................        331        2,232         7,801         10,364
Janus Capital Appreciation Division.............        (28)         140           122            234
Growth Stock Division...........................        516       (1,182)        2,651          1,985
Large Cap Core Stock Division...................      1,012       (5,411)        6,928          2,529
Capital Guardian Domestic Equity Division.......       (373)         204         3,374          3,205
T. Rowe Price Equity Income Division............        (80)         222           503            645
Index 500 Stock Division........................      7,924       17,863         1,864         27,651
Asset Allocation Division.......................       (640)         285         1,924          1,569
Balanced Division...............................     46,270       94,005      (112,114)        28,161
High Yield Bond Division........................      9,245       (2,868)       (3,281)         3,096
Select Bond Division............................     17,263       15,855       (34,847)        (1,729)
Money Market Division...........................         58           --            --             58
Fidelity VIP Mid Cap Division...................        (83)         430           386            733
Russell Multi-Style Equity Division.............       (114)      (1,048)        3,614          2,452
Russell Aggressive Equity Division..............       (286)         702         1,529          1,945
Russell Non-U.S. Division.......................        (78)         197         2,149          2,268
Russell Core Bond Division......................        248          478          (868)          (142)
Russell Real Estate Securities Division.........        369        2,253         4,557          7,179

Year Ended December 31, 2003
Small Cap Growth Stock Division.................    $(1,608)    $ (3,409)    $  47,755       $ 42,738
T. Rowe Price Small Cap Value Division..........       (511)         413        14,758         14,660
Aggressive Growth Stock Division................     (7,517)     (53,175)      199,264        138,572
International Growth Division...................          7          491         5,700          6,198
Franklin Templeton International Equity Division      2,560         (571)      127,518        129,507
AllianceBernstein Mid Cap Value Division #......          5          150           699            854
Index 400 Stock Division........................       (486)      (1,720)       47,596         45,390
Janus Capital Appreciation Division #...........        (12)          40           323            351
Growth Stock Division...........................       (880)      (5,981)       61,648         54,787
Large Cap Core Stock Division...................       (290)     (15,249)       64,715         49,176
Capital Guardian Domestic Equity Division.......        410         (590)       14,455         14,275
T. Rowe Price Equity Income Division #..........         69           87           876          1,032
Index 500 Stock Division........................      3,186        3,818       208,592        215,596
Asset Allocation Division.......................        954         (211)       13,792         14,535
Balanced Division...............................     44,725        6,085       287,407        338,217
High Yield Bond Division........................       (944)      (7,423)       36,424         28,057
Select Bond Division............................     13,798       16,155        (9,480)        20,473
Money Market Division...........................        582           --            --            582
Fidelity VIP Mid Cap Division #.................        (30)         480           766          1,216
Russell Multi-Style Equity Division.............       (168)      (4,360)       22,151         17,623
Russell Aggressive Equity Division..............       (313)      (1,142)       15,076         13,621
Russell Non-U.S. Division.......................        818       (1,021)       14,200         13,997
Russell Core Bond Division......................      1,754        2,086          (701)         3,139
Russell Real Estate Securities Division.........      3,794          851        22,465         27,110

#  The initial investment in this Division was made on May 1, 2003.

    The Accompanying Notes are an Integral Part of the Financial Statements

NML Variable Annuity Account B

                         Equity Transactions                                             Equity
----------------------------------------------------------------------            ---------------------
                                             Transfers     Increase
                                  Transfers  to Other   (Decrease) in     Net
  Contract            Surrenders  from Other Divisions  Equity Derived  Increase  Beginning     End
  Owners'    Annuity      and     Divisions     or       from Equity   (Decrease)    of          of
Net Payments Payments Other (net) or Sponsor  Sponsor    Transactions  in Equity   Period      Period
-------------------------------------------------------------------------------------------------------

  $ 11,051   $   (89)  $  (6,932)  $ 47,513  $ (49,361)    $  2,182     $ 17,578  $  184,346 $  201,924
     6,387       (37)     (2,031)    38,745    (32,472)      10,592       18,314      67,333     85,647
    19,945      (303)    (29,187)    54,285    (72,045)     (27,305)      15,449     721,071    736,520
     5,547       (15)     (1,051)    27,929    (21,685)      10,725       12,081      27,995     40,076
    19,697      (250)    (17,081)    81,208    (78,861)       4,713       21,981     458,917    480,898
     1,698        (3)       (727)     9,379     (4,964)       5,383        5,918       6,971     12,889
    12,702      (118)     (6,161)    64,236    (59,604)      11,055       21,419     189,955    211,374
     1,314        (1)        (91)     5,695     (3,527)       3,390        3,624       3,905      7,529
    14,022      (173)    (14,922)    50,080    (59,484)     (10,477)      (8,492)    365,546    357,054
     9,372      (272)    (11,373)    27,126    (33,737)      (8,884)      (6,355)    263,744    257,389
     8,417       (36)     (2,454)    47,540    (38,353)      15,114       18,319      66,014     84,333
     3,135        (7)       (216)    13,929     (7,495)       9,346        9,991      11,115     21,106
    34,262      (977)    (41,888)   102,312   (111,200)     (17,491)      10,160   1,012,662  1,022,822
    16,566      (121)     (3,039)    48,529    (33,299)      28,636       30,205     106,816    137,021
    65,419    (3,341)    (85,126)    97,944   (109,136)     (34,240)      (6,079)  2,351,789  2,345,710
     8,206      (131)     (5,501)    36,690    (38,446)         818        3,914     135,623    139,537
    34,229      (528)    (22,592)   126,218   (140,228)      (2,901)      (4,630)    480,227    475,597
    27,959      (124)    (28,171)    68,166    (99,724)     (31,894)     (31,836)    251,722    219,886
     3,114        (8)       (359)    15,213     (8,351)       9,609       10,342       9,954     20,296
     9,830       (51)     (3,349)    55,236    (49,159)      12,507       14,959      89,162    104,121
     4,452       (21)     (1,936)    29,817    (25,705)       6,607        8,552      52,176     60,728
     6,781       (25)     (2,250)    39,314    (34,434)       9,386       11,654      54,868     66,522
    11,173       (64)     (2,981)    53,777    (49,590)      12,315       12,173      70,621     82,794
    12,373       (80)     (4,664)    60,196    (52,281)      15,544       22,723     115,065    137,788

  $ 14,726   $  (151)  $  (9,933)  $ 69,218  $ (67,120)    $  6,740     $ 49,478  $  134,868 $  184,346
     8,681       (70)     (2,903)    51,736    (41,084)      16,360       31,020      36,313     67,333
    33,410      (571)    (46,167)    85,708   (114,600)     (42,220)      96,352     624,719    721,071
     5,886       (21)       (778)    33,530    (27,247)      11,370       17,568      10,427     27,995
    24,915      (421)    (27,684)   408,566   (417,678)     (12,302)     117,205     341,712    458,917
     1,245        (2)       (163)     7,582     (2,545)       6,117        6,971          --      6,971
    17,085      (174)    (10,159)    86,560    (79,522)      13,790       59,180     130,775    189,955
       941        (1)        (35)     4,198     (1,549)       3,554        3,905          --      3,905
    24,913      (327)    (23,331)    79,388    (88,397)      (7,754)      47,033     318,513    365,546
    14,652      (509)    (19,041)    42,122    (50,966)     (13,742)      35,434     228,310    263,744
     9,412       (49)     (2,625)    58,359    (47,282)      17,815       32,090      33,924     66,014
     2,229        (2)       (133)    10,294     (2,305)      10,083       11,115          --     11,115
    53,890    (1,500)    (64,810)   154,276   (166,989)     (25,133)     190,463     822,199  1,012,662
    18,919      (145)     (4,821)    62,819    (37,499)      39,273       53,808      53,008    106,816
   103,981    (6,697)   (159,101)   164,301   (174,358)     (71,874)     266,343   2,085,446  2,351,789
    12,450      (236)     (8,822)    71,644    (64,175)      10,861       38,918      96,705    135,623
    64,225      (952)    (39,252)   221,267   (242,882)       2,406       22,879     457,348    480,227
    64,300      (340)    (82,387)   543,846   (617,860)     (92,441)     (91,859)    343,581    251,722
     1,687        (2)        (60)    19,450    (12,337)       8,738        9,954          --      9,954
    12,107       (88)     (5,644)    67,180    (60,814)      12,741       30,364      58,798     89,162
     4,950       (28)     (2,507)    36,064    (28,445)      10,034       23,655      28,521     52,176
     6,127       (37)     (2,958)    42,150    (39,933)       5,349       19,346      35,522     54,868
    12,697      (118)     (6,305)    67,948    (63,866)      10,356       13,495      57,126     70,621
    13,995      (124)     (5,799)    67,382    (56,947)      18,507       45,617      69,448    115,065

                                                 NML Variable Annuity Account B

 Financial Highlights


NML Variable Annuity Account B
(For a unit outstanding during the period)

                                                                  Dividend
                                                                Income as a % Expense Ratio,
                                            Unit Value(3),       of Average     Lowest to     Total Return(4),
Division                                   Lowest to Highest     Net Assets      Highest      Lowest to Highest
-----------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock
  Six Months Ended 6/30/04 (unaudited). $0.989823 to $ 2.213497     0.00%     0.35% to 1.25%   17.30%  to  23.57%
  Year Ended 12/31/03.................. $0.910215 to $ 2.035993     0.00%     0.35% to 1.25%   31.41%  to  32.59%
  Year Ended 12/31/02.................. $0.686471 to $ 1.536295     0.16%     0.35% to 1.25% (19.44%) to (18.71%)
  Year Ended 12/31/01.................. $0.844471 to $ 1.890848     0.01%     0.35% to 1.25%  (4.97%) to  (4.10%)
T. Rowe Price Small Cap Value (1)
  Six Months Ended 6/30/04 (unaudited). $1.391835 to $ 1.428763     0.23%     0.35% to 1.25%   22.17%  to  25.80%
  Year Ended 12/31/03.................. $1.259912 to $ 1.287567     0.00%     0.35% to 1.25%   33.48%  to  34.68%
  Year Ended 12/31/02.................. $0.943905 to $ 0.956015     0.67%     0.35% to 1.25%  (6.75%) to  (5.91%)
  Period Ended 12/31/01................ $1.012260 to $ 1.016079     0.42%     0.35% to 1.25%    1.23%  to   1.61%
Aggressive Growth Stock
  Six Months Ended 6/30/04 (unaudited). $0.744827 to $ 4.900658     0.00%     0.35% to 1.25%   12.47%  to  28.96%
  Year Ended 12/31/03.................. $0.699892 to $ 4.610685     0.00%     0.35% to 1.25%   23.15%  to  24.26%
  Year Ended 12/31/02.................. $0.564112 to $ 3.725431     0.10%     0.35% to 1.25% (22.13%) to (21.43%)
  Year Ended 12/31/01.................. $0.719033 to $ 4.760371    22.63%     0.35% to 1.25% (20.88%) to (20.16%)
International Growth Stock (1)
  Six Months Ended 6/30/04 (unaudited). $1.119154 to $ 1.148868     0.01%     0.35% to 1.25%    9.23%  to  12.47%
  Year Ended 12/31/03.................. $1.071062 to $ 1.094583     0.99%     0.35% to 1.25%   37.27%  to  38.50%
  Year Ended 12/31/02.................. $0.780276 to $ 0.790292     0.72%     0.35% to 1.25% (13.42%) to (12.64%)
  Period Ended 12/31/01................ $0.901258 to $ 0.904664     0.00%     0.35% to 1.25%  (9.87%) to  (9.53%)
Franklin Templeton International Equity
  Six Months Ended 6/30/04 (unaudited). $1.004365 to $ 2.372121     1.75%     0.35% to 1.25%    7.56%  to  20.33%
  Year Ended 12/31/03.................. $0.964341 to $ 2.282107     1.77%     0.35% to 1.25%   38.72%  to  39.97%
  Year Ended 12/31/02.................. $0.688942 to $ 1.636881     2.11%     0.35% to 1.25% (18.43%) to (17.69%)
  Year Ended 12/31/01.................. $0.837038 to $ 1.996677    11.09%     0.35% to 1.25% (15.07%) to (14.30%)
AllianceBernstein Mid Cap Value (2)
  Six Months Ended 6/30/04 (unaudited). $1.392525 to $ 1.407175     0.00%     0.35% to 1.25%   11.26%  to  12.58%
  Period Ended 12/31/03................ $1.320512 to $ 1.328448     1.07%     0.35% to 1.25%   32.05%  to  32.84%
Index 400 Stock
  Six Months Ended 6/30/04 (unaudited). $1.235610 to $ 1.572862     0.68%     0.35% to 1.25%   10.90%  to  16.83%
  Year Ended 12/31/03.................. $1.169318 to $ 1.487736     0.72%     0.35% to 1.25%   33.34%  to  34.54%
  Year Ended 12/31/02.................. $0.870423 to $ 1.106344     0.81%     0.35% to 1.25% (15.60%) to (14.84%)
  Year Ended 12/31/01.................. $1.023646 to $ 1.299809     1.27%     0.35% to 1.25%  (1.90%) to  (1.01%)
Janus Capital Appreciation (2)
  Six Months Ended 6/30/04 (unaudited). $1.245911 to $ 1.259021     0.00%     0.35% to 1.25%    9.84%  to  11.13%
  Period Ended 12/31/03................ $1.189063 to $ 1.196213     0.09%     0.35% to 1.25%   18.91%  to  19.62%
Growth Stock
  Six Months Ended 6/30/04 (unaudited). $0.735678 to $ 2.386044     0.68%     0.35% to 1.25%    0.91%  to  11.77%
  Year Ended 12/31/03.................. $0.729643 to $ 2.369404     0.81%     0.35% to 1.25%   17.47%  to  18.53%
  Year Ended 12/31/02.................. $0.616498 to $ 2.006974     1.16%     0.35% to 1.25% (21.81%) to (21.11%)
  Year Ended 12/31/01.................. $0.782628 to $ 2.554121     4.47%     0.35% to 1.25% (15.29%) to (14.52%)
Large Cap Core Stock
  Six Months Ended 6/30/04 (unaudited). $0.727030 to $ 1.951297     0.94%     0.35% to 1.25%    1.82%  to  12.79%
  Year Ended 12/31/03.................. $0.717843 to $ 1.929029     0.97%     0.35% to 1.25%   22.51%  to  23.62%
  Year Ended 12/31/02.................. $0.581563 to $ 1.566688     0.96%     0.35% to 1.25% (29.09%) to (28.45%)
  Year Ended 12/31/01.................. $0.814020 to $ 2.198364     3.62%     0.35% to 1.25%  (8.92%) to  (8.10%)
Capital Guardian Domestic Equity (1)
  Six Months Ended 6/30/04 (unaudited). $1.047162 to $ 1.074998     0.01%     0.35% to 1.25%    8.71%  to  11.94%
  Year Ended 12/31/03.................. $1.004585 to $ 1.026686     1.86%     0.35% to 1.25%   32.74%  to  33.94%
  Year Ended 12/31/02.................. $0.756787 to $ 0.766519     1.62%     0.35% to 1.25% (22.22%) to (21.52%)
  Period Ended 12/31/01................ $0.973004 to $ 0.976685     0.74%     0.35% to 1.25%  (2.70%) to  (2.33%)
T. Rowe Price Equity Income (2)
  Six Months Ended 6/30/04 (unaudited). $1.273613 to $ 1.287016     0.01%     0.35% to 1.25%    7.96%  to   9.21%
  Period Ended 12/31/03................ $1.226098 to $ 1.233470     2.76%     0.35% to 1.25%   22.61%  to  23.35%
Index 500 Stock
  Six Months Ended 6/30/04 (unaudited). $0.795633 to $ 4.137989     1.33%     0.35% to 1.25%    5.48%  to  20.91%
  Year Ended 12/31/03.................. $0.771935 to $ 4.019699     1.47%     0.35% to 1.25%   26.84%  to  27.99%
  Year Ended 12/31/02.................. $0.604035 to $ 3.153233     1.38%     0.35% to 1.25% (23.04%) to (22.34%)
  Year Ended 12/31/01.................. $0.779001 to $ 4.076752     4.50%     0.35% to 1.25% (12.98%) to (12.19%)

(1)Division commenced operations on July 31, 2001.
(2)Division commenced operations on May 1, 2003.
(3)The lowest and highest unit value is as of the respective period-end date.
(4)Total Return includes deductions for management and other expenses; excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

NML Variable Annuity Account B

 Financial Highlights

(For a unit outstanding during the period)


                                                                   Dividend
                                                                 Income as a % Expense Ratio,
                                            Unit Value(3),        of Average     Lowest to     Total Return(4),
Division                                   Lowest to Highest      Net Assets      Highest      Lowest to Highest
------------------------------------------------------------------------------------------------------------------
Asset Allocation (1)
  Six Months Ended 6/30/04 (unaudited). $1.042957 to $  1.070667     0.00%     0.35% to 1.25%    2.90%  to   5.96%
  Year Ended 12/31/03.................. $1.028260 to $  1.050858     2.22%     0.35% to 1.25%   19.13%  to  20.21%
  Year Ended 12/31/02.................. $0.863125 to $  0.874209     2.44%     0.35% to 1.25% (11.37%) to (10.57%)
  Period Ended 12/31/01................ $0.973862 to $  0.977539     1.19%     0.35% to 1.25%  (2.61%) to ( 2.25%)
Balanced
  Six Months Ended 6/30/04 (unaudited). $1.028428 to $  8.488051     2.54%     0.35% to 1.25%    2.35%  to  28.29%
  Year Ended 12/31/03.................. $1.012887 to $  8.370146     3.21%     0.35% to 1.25%   16.53%  to  17.58%
  Year Ended 12/31/02.................. $0.862735 to $  7.147092     3.85%     0.35% to 1.25%  (8.68%) to  (7.86%)
  Year Ended 12/31/01.................. $0.937735 to $  7.787723     7.84%     0.35% to 1.25%  (4.36%) to  (3.49%)
High Yield Bond
  Six Months Ended 6/30/04 (unaudited). $1.281043 to $  1.951556     7.16%     0.35% to 1.25%    4.41%  to  15.65%
  Year Ended 12/31/03.................. $1.249172 to $  1.905353     0.21%     0.35% to 1.25%   27.46%  to  28.61%
  Year Ended 12/31/02.................. $0.972766 to $  1.487426    10.35%     0.35% to 1.25%  (4.10%) to  (3.23%)
  Year Ended 12/31/01.................. $1.006773 to $  1.543249    10.48%     0.35% to 1.25%    3.72%  to   4.66%
Select Bond
  Six Months Ended 6/30/04 (unaudited). $1.379260 to $ 10.662669     4.14%     0.35% to 1.25%   (0.96%) to  24.25%
  Year Ended 12/31/03.................. $1.379729 to $ 10.687503     3.85%     0.35% to 1.25%    4.18%  to   5.12%
  Year Ended 12/31/02.................. $1.312499 to $ 10.207276     4.44%     0.35% to 1.25%   10.70%  to  11.70%
  Year Ended 12/31/01.................. $1.175057 to $  9.174827     5.43%     0.35% to 1.25%    8.99%  to   9.98%
Money Market
  Six Months Ended 6/30/04 (unaudited). $1.095121 to $  3.058041     0.57%     0.35% to 1.25%   (0.12%) to  25.24%
  Year Ended 12/31/03.................. $1.090926 to $  3.052383     1.25%     0.35% to 1.25%   (0.02%) to   0.88%
  Year Ended 12/31/02.................. $1.081393 to $  3.037822     1.64%     0.35% to 1.25%    0.39%  to   1.30%
  Year Ended 12/31/01.................. $1.067537 to $  3.010839     3.71%     0.35% to 1.25%    2.62%  to   3.55%
Fidelity VIP Mid Cap (2)
  Six Months Ended 6/30/04 (unaudited). $1.470813 to $  1.486287     0.00%     0.35% to 1.25%   11.22%  to  12.54%
  Period Ended 12/31/03................ $1.395022 to $  1.403400     0.00%     0.35% to 1.25%   39.50%  to  40.34%
Russell Multi-Style Equity
  Six Months Ended 6/30/04 (unaudited). $0.756798 to $  0.809160     0.36%     0.35% to 1.25%    4.91%  to  10.52%
  Year Ended 12/31/03.................. $0.736202 to $  0.786751     0.71%     0.35% to 1.25%   27.26%  to  28.41%
  Year Ended 12/31/02.................. $0.574187 to $  0.613006     0.60%     0.35% to 1.25% (24.14%) to (23.46%)
  Year Ended 12/31/01.................. $0.751294 to $  0.801293     2.32%     0.35% to 1.25% (15.28%) to (14.51%)
Russell Aggressive Equity
  Six Months Ended 6/30/04 (unaudited). $1.097304 to $  1.295196     0.00%     0.35% to 1.25%    7.50%  to  13.24%
  Year Ended 12/31/03.................. $1.054631 to $  1.244218     0.11%     0.35% to 1.25%   43.79%  to  45.09%
  Year Ended 12/31/02.................. $0.727980 to $  0.857996     0.00%     0.35% to 1.25% (20.06%) to (19.34%)
  Year Ended 12/31/01.................. $0.903873 to $  1.064253     0.11%     0.35% to 1.25%  (3.58%) to  (2.71%)
Russell Non-U.S.
  Six Months Ended 6/30/04 (unaudited). $0.801213 to $  1.006797     0.35%     0.35% to 1.25%    7.64%  to  13.39%
  Year Ended 12/31/03.................. $0.769505 to $  0.966479     2.95%     0.35% to 1.25%   37.07%  to  38.30%
  Year Ended 12/31/02.................. $0.557227 to $  0.699179     1.63%     0.35% to 1.25% (16.20%) to (15.44%)
  Year Ended 12/31/01.................. $0.659991 to $  0.827309     0.58%     0.35% to 1.25% (23.00%) to (22.30%)
Russell Core Bond
  Six Months Ended 6/30/04 (unaudited). $1.273082 to $  1.330064     0.78%     0.35% to 1.25%   (0.54%) to   4.76%
  Year Ended 12/31/03.................. $1.276523 to $  1.328054     3.69%     0.35% to 1.25%    4.83%  to   5.78%
  Year Ended 12/31/02.................. $1.217720 to $  1.256188     2.84%     0.35% to 1.25%    7.49%  to   8.46%
  Year Ended 12/31/01.................. $1.132872 to $  1.158815     5.78%     0.35% to 1.25%    6.07%  to   7.03%
Russell Real Estate Securities
  Six Months Ended 6/30/04 (unaudited). $1.813697 to $  1.999085     0.79%     0.35% to 1.25%   12.60%  to  18.64%
  Year Ended 12/31/03.................. $1.709672 to $  1.877412     5.37%     0.35% to 1.25%   35.51%  to  36.73%
  Year Ended 12/31/02.................. $1.261665 to $  1.375137     5.38%     0.35% to 1.25%    2.51%  to   3.44%
  Year Ended 12/31/01.................. $1.220071 to $  1.331406     5.27%     0.35% to 1.25%    6.49%  to   7.46%

(1)Division commenced operations on July 31, 2001.
(2)Division commenced operations on May 1, 2003.
(3)The lowest and highest unit value is as of the respective period-end date.
(4)Total Return includes deductions for management and other expenses; excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                                 NML Variable Annuity Account B

 Notes to Financial Statements


NML Variable Annuity Account B
June 30, 2004

Note 1 -- NML Variable Annuity Account B (the "Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") used to fund variable annuity contracts ("contracts") for tax-deferred annuities, individual retirement annuities and non-qualified plans. Three versions of the contract are offered: Front Load contracts with a sales charge up to 4.5% of purchase payments; Back Load contracts with a withdrawal charge of 0-6%; and Fee-Based contracts with no sales or withdrawal charges.

Note 2 -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

Note 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products Fund III and the Russell Investment Funds (collectively known as "the Funds"). The shares are valued at the Funds' offering and redemption prices per share. The Funds are open-end investment companies registered under the Investment Company Act of 1940.

Note 4 -- Annuity reserves are based on published annuity tables with age adjustment and benefit payments which reflect actual investment experience. For variable payment plans issued prior to January 1, 1974, annuity reserves are based on the 1955 American Annuity Table with assumed interest rates of 3% or 5%. For variable payment plans issued on or after January 1, 1974 and before January 1, 1985, annuity reserves are based on the 1971 Individual Annuity Mortality Table with assumed interest rates of 3 1/2% or 5%. For variable payment plans issued on or after January 1, 1985, annuity reserves are based on the 1983 Annuity Table a adjusted with assumed interest rates of 3 1/2% or 5%.

Note 5 -- Dividend income and distributions of net realized gains from the Funds are recorded on the ex-date of the dividends. Transactions in Funds' shares are accounted for on the trade date. The basis for determining cost on sale of the Funds' shares is identified cost. Purchases and sales of the Funds' shares for the period ended June 30, 2004 (unaudited) by each Division are shown as follows:

(in thousands)

              Division                         Purchases  Sales
              --------                         --------- --------
              Small Cap Growth Stock.......... $ 11,639  $ 10,578
              T. Rowe Price Small Cap Value...   13,969     2,659
              Aggressive Growth Stock.........   21,179    52,595
              International Growth............   12,068     1,475
              Franklin Templeton International
               Equity.........................   29,564    19,293
              AllianceBernstein Mid Cap Value.    6,154       796
              Index 400 Stock.................   20,004     7,551
              Janus Capital Appreciation......    3,523       150
              Growth Stock....................   17,367    27,523
              Large Cap Core Stock............   12,837    20,543
              Capital Guardian Domestic Equity   17,700     3,069
              T. Rowe Price Equity Income.....    9,807       448
              Index 500 Stock.................   61,621    59,733
              Asset Allocation................   32,268     4,243
              Balanced........................  216,376   120,822
              High Yield Bond.................   19,221     9,069
              Select Bond.....................   70,016    42,096
              Money Market....................   31,192    62,670
              Fidelity VIP Mid Cap............   10,103       565
              Russell Multi-Style Equity......   16,290     4,139
              Russell Aggressive Equity.......    8,769     2,475
              Russell Non-U.S.................   11,992     2,788
              Russell Core Bond...............   16,359     3,914
              Russell Real Estate Securities..   21,623     5,769

Note 6 -- A deduction for annuity rate and expense guarantees is determined daily and paid to Northwestern Mutual as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual may be insufficient to cover the actual costs incurred in connection with the contracts.

For contracts issued prior to December 17, 1981, the deduction is at an annual rate of 3/4 of 1% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 1% annual rate.

For contracts issued after December 16, 1981 and prior to March 31, 1995, the deduction is at an annual rate of 1 1/4% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 1 1/2% annual rate.

For contracts issued on or after March 31, 1995 and prior to March 31, 2000, for the Front Load version and the Back Load version, the deduction for annuity rate and expense guarantees is determined daily at annual rates of 4/10 of 1% and 1 1/4 %, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed 3/4 of 1% and 1 1/2% annual rates, respectively.

NML Variable Annuity Account B

 Notes to Financial Statements



For contracts issued on or after March 31, 2000, for the Front Load version and the Back Load version, the deduction for annuity rate and expense guarantees is determined daily at annual rates of 5/10 of 1% and 1 1/4%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed 3/4 of 1% and 1 1/2% annual rates, respectively. The current charges will not be increased for five years from the date of the most recent Prospectus.

For contracts issued on or after June 30, 2000, for the Fee-Based version the deduction for annuity rate and expense guarantees is determined daily at an annual rate of 0.35% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased by the Board of Trustees of Northwestern Mutual not to exceed 3/4 of 1% annual rate. The current charges will not be increased for five years from the date of the most recent Prospectus.

Since 1995, Northwestern Mutual has paid a dividend to certain contracts. The dividend is reinvested in the Account and has been reflected as a Contract Owners' Net Payment in the accompanying financial statements.

Note 7 -- Northwestern Mutual is taxed as a "life insurance company" under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Northwestern Mutual. Under current law, no federal income taxes are payable with respect to the Account. Accordingly, no provision for any such liability has been made.

                                                 NML Variable Annuity Account B

 Notes to Financial Statements



Note 8 -- The changes in units outstanding for the period ended June 30, 2004 and the year ended December 31, 2003 by each Division are shown as follows:
(in thousands)

                                                  Units   Units   Net Increase
 Period Ended June 30, 2004 (unaudited)           Issued Redeemed  (Decrease)
 -----------------------------------------------------------------------------
 Small Cap Growth Stock Division................. 35,504  33,266      2,238
 T. Rowe Price Small Cap Value Division.......... 35,850  27,826      8,024
 Aggressive Growth Stock Division................ 31,918  36,256     (4,338)
 International Growth Division................... 31,546  21,955      9,591
 Franklin Templeton International Equity Division 58,479  53,347      5,132
 AllianceBernstein Mid Cap Value Division........  9,228   5,300      3,928
 Index 400 Stock Division........................ 55,382  47,494      7,888
 Janus Capital Appreciation Division.............  5,782   3,010      2,772
 Growth Stock Division........................... 41,056  43,786     (2,730)
 Large Cap Core Stock Division................... 25,385  29,644     (4,259)
 Capital Guardian Domestic Equity Division....... 55,093  40,511     14,582
 T. Rowe Price Equity Income Division............ 13,887   6,507      7,380
 Index 500 Stock Division........................ 62,669  62,857       (188)
 Asset Allocation Division....................... 62,648  36,310     26,338
 Balanced Division............................... 53,489  50,521      2,968
 High Yield Bond Division........................ 28,098  26,857      1,241
 Select Bond Division............................ 51,776  46,612      5,164
 Money Market Division........................... 49,764  62,854    (13,090)
 Fidelity VIP Mid Cap Division................... 13,094   6,519      6,575
 Russell Multi-Style Equity Division............. 86,350  69,769     16,581
 Russell Aggressive Equity Division.............. 28,836  23,302      5,534
 Russell Non-U.S. Division....................... 51,780  41,389     10,391
 Russell Core Bond Division...................... 50,860  41,264      9,596
 Russell Real Estate Securities Division......... 41,206  32,756      8,450

                                                  Units   Units   Net Increase
 Year Ended December 31, 2003                     Issued Redeemed  (Decrease)
 -----------------------------------------------------------------------------
 Small Cap Growth Stock Division................. 12,413   7,485      4,928
 T. Rowe Price Small Cap Value Division.......... 17,837   3,250     14,587
 Aggressive Growth Stock Division................ 13,472  23,761    (10,289)
 International Growth Division................... 13,933   1,311     12,622
 Franklin Templeton International Equity Division 18,457  22,505     (4,048)
 AllianceBernstein Mid Cap Value Division #......  5,376     155      5,221
 Index 400 Stock Division........................ 20,933   9,708     11,225
 Janus Capital Appreciation Division #...........  3,306      54      3,252
 Growth Stock Division........................... 17,435  17,658       (223)
 Large Cap Core Stock Division................... 11,138  18,681     (7,543)
 Capital Guardian Domestic Equity Division....... 24,526   3,725     20,801
 T. Rowe Price Equity Income Division #..........  9,191     214      8,977
 Index 500 Stock Division........................ 25,545  27,128     (1,583)
 Asset Allocation Division....................... 48,073   6,912     41,161
 Balanced Division............................... 39,704  37,065      2,639
 High Yield Bond Division........................ 14,365   6,349      8,016
 Select Bond Division............................ 22,715  14,472      8,243
 Money Market Division........................... 39,566  86,130    (46,564)
 Fidelity VIP Mid Cap Division #.................  7,401     318      7,083
 Russell Multi-Style Equity Division............. 27,838   8,898     18,940
 Russell Aggressive Equity Division.............. 12,162   2,777      9,385
 Russell Non-U.S. Division....................... 11,397   4,393      7,004
 Russell Core Bond Division...................... 13,574   5,325      8,249
 Russell Real Estate Securities Division......... 16,832   4,712     12,120

#  The initial investment in this Division was made on May 1, 2003.

NML Variable Annuity Account B

 Notes to Financial Statements


Note 9 -- Equity Values by Division are shown as follows:
(in thousands, except accumulation unit values)

                                                                                  Contracts Issued:
                                               Contracts Issued:             After December 16, 1981 and
                                           Prior to December 17, 1981          Prior to March 31, 1995
                                        -------------------------------- -----------------------------------
                                        Accumulation    Units            Accumulation    Units
Division                                 Unit Value  Outstanding Equity   Unit Value  Outstanding   Equity
------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock.................  $ 2.174130       270    $   587  $2.118591      28,944   $   61,320
T. Rowe Price Small Cap Value..........    1.412288       268        378   1.391835      19,486       27,121
Aggressive Growth Stock................    4.900658       712      3,489   4.578785      84,598      387,356
International Growth...................    1.135590       153        174   1.119154       9,377       10,494
Franklin Templeton International Equity    2.372121     1,014      2,405   2.243230     101,358      227,369
AllianceBernstein Mid Cap Value........    1.400663        30         42   1.392525       2,912        4,055
Index 400 Stock........................    1.544898       470        726   1.505439      40,499       60,969
Janus Capital Appreciation.............    1.253204         8         10   1.245911       1,685        2,099
Growth Stock...........................    2.386044       521      1,243   2.267742      51,417      116,600
Large Cap Core Stock...................    1.951297       470        917   1.854559      48,431       89,818
Capital Guardian Domestic Equity.......    1.062569       200        213   1.047162      24,464       25,618
T. Rowe Price Equity Income............    1.281050       265        339   1.273613       5,761        7,337
Index 500 Stock........................    4.137989     7,056     29,198   3.866449     112,929      436,634
Asset Allocation.......................    1.058295       311        329   1.042957      39,066       40,744
Balanced...............................    8.488051     3,267     27,730   7.585337     198,985    1,509,368
High Yield Bond........................    1.951556       117        228   1.854782      19,858       36,832
Select Bond............................   10.662669       553      5,896   9.525887      16,677      158,863
Money Market...........................    3.058041       492      1,505   2.732481      32,672       89,276
Fidelity VIP Mid Cap...................    1.479412        82        121   1.470813       4,390        6,457
Russell Multi-Style Equity.............    0.794767       342        272   0.774455      26,222       20,308
Russell Aggressive Equity..............    1.272171       114        145   1.239664      14,014       17,373
Russell Non-U.S........................    0.988906       112        111   0.963652      15,586       15,019
Russell Core Bond......................    1.306436         9         12   1.273082      12,076       15,374
Russell Real Estate Securities.........    1.861267       282        525   1.813697      20,777       37,683
                                                                 -------                          ----------
  Equity...............................                           76,595                           3,404,087
  Annuity Reserves.....................                            4,107                              52,003
                                                                 -------                          ----------
  Total Equity.........................                          $80,702                          $3,456,090
                                                                 =======                          ==========

                                                Contracts Issued:                  Contracts Issued:
                                         On or After March 31, 1995 and     On or After March 31, 1995 and
                                             Prior to March 31, 2000            Prior to March 31, 2000
                                               Front Load Version                  Back Load Version
                                        --------------------------------- -----------------------------------
                                        Accumulation    Units             Accumulation    Units
Division                                 Unit Value  Outstanding  Equity   Unit Value  Outstanding   Equity
-------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock.................  $2.213497     10,880    $ 24,083  $2.118591     25,259    $   53,513
T. Rowe Price Small Cap Value..........   1.426632      6,326       9,025   1.391835     12,224        17,014
Aggressive Growth Stock................   2.332860     28,783      67,147   4.578785     45,382       207,794
International Growth...................   1.147139      2,894       3,320   1.119154      5,848         6,545
Franklin Templeton International Equity   1.992290     26,029      51,857   2.243230     56,774       127,357
AllianceBernstein Mid Cap Value........   1.406347      1,195       1,681   1.392525      1,634         2,275
Index 400 Stock........................   1.572862     14,776      23,241   1.505439     34,382        51,760
Janus Capital Appreciation.............   1.258274        563         708   1.245911        999         1,245
Growth Stock...........................   2.266096     22,070      50,013   2.267742     54,674       123,987
Large Cap Core Stock...................   1.852616     19,318      35,789   1.854559     52,369        97,121
Capital Guardian Domestic Equity.......   1.073398      8,447       9,067   1.047162     16,163        16,925
T. Rowe Price Equity Income............   1.286249      1,225       1,576   1.273613      3,015         3,840
Index 500 Stock........................   2.554411     44,707     114,200   3.866449     80,411       310,905
Asset Allocation.......................   1.069050     10,800      11,546   1.042957     21,059        21,964
Balanced...............................   2.233197     63,884     142,666   7.585337     49,513       375,573
High Yield Bond........................   1.880421     10,983      20,653   1.854782     24,742        45,891
Select Bond............................   1.882988     26,662      50,204   9.525887     10,866       103,508
Money Market...........................   1.413727     16,816      23,773   2.732481     17,694        48,349
Fidelity VIP Mid Cap...................   1.485415      1,244       1,848   1.470813      2,586         3,804
Russell Multi-Style Equity.............   0.809160     20,570      16,644   0.774455     30,261        23,436
Russell Aggressive Equity..............   1.295196      7,395       9,578   1.239664     11,278        13,981
Russell Non-U.S........................   1.006797     10,355      10,425   0.963652     15,600        15,033
Russell Core Bond......................   1.330064      8,814      11,723   1.273082     11,134        14,174
Russell Real Estate Securities.........   1.894904      7,412      14,045   1.813697     16,797        30,465
                                                                 --------                          ----------
  Equity...............................                           704,812                           1,716,459
  Annuity Reserves.....................                            12,890                              18,502
                                                                 --------                          ----------
  Total Equity.........................                          $717,702                          $1,734,961
                                                                 ========                          ==========

                                                 NML Variable Annuity Account B

 Notes to Financial Statements


                                                Contracts Issued:                 Contracts Issued:
                                           On or After March 31, 2000        On or After March 31, 2000
                                               Front Load Version                 Back Load Version
                                        --------------------------------- ---------------------------------
                                        Accumulation    Units             Accumulation    Units
Division                                 Unit Value  Outstanding  Equity   Unit Value  Outstanding  Equity
-----------------------------------------------------------------------------------------------------------
Small Cap Growth Stock.................  $1.011207     21,714    $ 21,957  $2.118591     17,967    $ 38,065
T. Rowe Price Small Cap Value..........   1.422547      7,749      11,023   1.391835     13,788      19,191
Aggressive Growth Stock................   0.744827     30,613      22,801   4.578785      9,266      42,427
International Growth...................   1.143851      6,291       7,196   1.119154      9,921      11,103
Franklin Templeton International Equity   1.018468     26,978      27,476   2.243230     17,155      38,483
AllianceBernstein Mid Cap Value........   1.404728      1,721       2,418   1.392525      1,630       2,270
Index 400 Stock........................   1.235610     20,543      25,383   1.505439     30,414      45,786
Janus Capital Appreciation.............   1.256819        953       1,198   1.245911      1,807       2,251
Growth Stock...........................   0.735678     32,254      23,729   2.267742     16,410      37,214
Large Cap Core Stock...................   0.727030     15,365      11,171   1.854559      9,888      18,338
Capital Guardian Domestic Equity.......   1.070309     12,131      12,984   1.047162     15,861      16,609
T. Rowe Price Equity Income............   1.284765      3,261       4,190   1.273613      2,594       3,304
Index 500 Stock........................   0.795633     52,456      41,736   3.866449     19,767      76,428
Asset Allocation.......................   1.065988     20,335      21,677   1.042957     34,268      35,740
Balanced...............................   1.028428     98,888     101,699   7.585337     17,847     135,376
High Yield Bond........................   1.281043     10,544      13,507   1.854782      9,444      17,517
Select Bond............................   1.385489     45,085      62,465   9.525887      8,249      78,579
Money Market...........................   1.103523     20,934      23,101   2.732481     11,352      31,019
Fidelity VIP Mid Cap...................   1.483698      2,075       3,079   1.470813      3,056       4,495
Russell Multi-Style Equity.............   0.756798     24,245      18,349   0.774455     28,004      21,688
Russell Aggressive Equity..............   1.097304      7,037       7,722   1.239664      8,458      10,485
Russell Non-U.S........................   0.801213     12,637      10,125   0.963652     14,100      13,587
Russell Core Bond......................   1.314996     13,286      17,471   1.273082     15,548      19,794
Russell Real Estate Securities.........   1.999085      9,913      19,817   1.813697     17,507      31,752
                                                                 --------                          --------
  Equity...............................                           512,274                           751,501
  Annuity Reserves.....................                             8,787                             6,141
                                                                 --------                          --------
  Total Equity.........................                          $521,061                          $757,642
                                                                 ========                          ========

                                                   Contracts Issued:
                                               On or After June 30, 2000
                                                   Fee-Based Version
                                            --------------------------------
                                            Accumulation    Units
    Division                                 Unit Value  Outstanding Equity
    ------------------------------------------------------------------------
    Small Cap Growth Stock.................  $0.989823        962    $   952
    T. Rowe Price Small Cap Value..........   1.428763        744      1,063
    Aggressive Growth Stock................   0.762545      1,227        936
    International Growth...................   1.148868        808        928
    Franklin Templeton International Equity   1.004365      2,098      2,107
    AllianceBernstein Mid Cap Value........   1.407175         22         31
    Index 400 Stock........................   1.278495      1,273      1,628
    Janus Capital Appreciation.............   1.259021         --         --
    Growth Stock...........................   0.754386      2,435      1,837
    Large Cap Core Stock...................   0.775973        712        552
    Capital Guardian Domestic Equity.......   1.074998      1,981      2,130
    T. Rowe Price Equity Income............   1.287016        223        287
    Index 500 Stock........................   0.823035      2,483      2,044
    Asset Allocation.......................   1.070667      1,581      1,693
    Balanced...............................   1.041573      1,556      1,621
    High Yield Bond........................   1.287972      2,307      2,971
    Select Bond............................   1.379260      6,016      8,298
    Money Market...........................   1.095121      1,263      1,383
    Fidelity VIP Mid Cap...................   1.486287        216        321
    Russell Multi-Style Equity.............   0.791713      3,142      2,488
    Russell Aggressive Equity..............   1.136935        932      1,060
    Russell Non-U.S........................   0.848242      2,110      1,790
    Russell Core Bond......................   1.302682      2,511      3,271
    Russell Real Estate Securities.........   1.838782      1,094      2,012
                                                                     -------
      Equity...............................                           41,403
      Annuity Reserves.....................                               --
                                                                     -------
      Total Equity.........................                          $41,403
                                                                     =======

NML Variable Annuity Account B

This report is submitted for the general information of owners of NML Variable Annuity Account B contracts. This report is not authorized for distribution to prospective purchasers of variable annuity contracts unless it is accompanied by an effective prospectus. Northwestern Mutual variable annuity contracts are sold through individuals who, in addition to being licensed life insurance agents of Northwestern Mutual, are Registered Representatives of Northwestern Mutual Investment Services, LLC, a wholly-owned subsidiary of Northwestern Mutual, a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

The Northwestern Mutual
Life Insurance Company . Milwaukee, WI
www.northwesternmutual.com

90-1776 (0786) (REV 0704)

[LOGO] Northwestern Mutual(R)

PO BOX 3095
MILWAUKEE WI 53201-3095